                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-07239
  NAME OF REGISTRANT:                                              VANGUARD HORIZON FUNDS
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (610) 669-1000
  DATE OF FISCAL YEAR END:                                         SEPTEMBER 30
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:                                                            VANGUARD GLOBAL EQUITY FUND

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  ISSUER:                3I GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G88473148
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                            ISSUER          YES          FOR               FOR
Accounts for the year to 31 MAR 2008, the Directors'
report and the Auditors' report on those Accounts and
 on the auditable part of the Directors' remuneration
 report

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the year to 31 MAR 2008

PROPOSAL #3.: Declare a final dividend of 10.9p per                        ISSUER          YES          FOR               FOR
ordinary share, payable to those shareholders whose
names appear on the register of Members at close of
business on 20 JUN 2008

PROPOSAL #4.: Re-appoint Mr. W. Mesdag as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-appoint Mr. S.P. Ball as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint Sir Robert Smith as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-appoint Mr. O.H.J. Stocken as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors of the Company to hold office until the
conclusion of the next general meeting at which
accounts are laid before the Members

PROPOSAL #9.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company at
any time during the period for which this resolution
has effect: a) make political donations to political
parties or independent election candidates not exceed
 GBP 20,000 in total; b) make political donations to
political organizations other than political parties
not exceeding GBP 20,000 in total; and c) incur
political expenditure not exceeding GBP 20,000 in
total; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009 or 08 OCT 2009]; provided that the aggregate
amount of political donations and political
expenditure made or incurred by the Company and its
subsidiaries pursuant to this resolution shall not
exceed GBP 20,000

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all pre-existing authorities to the
extent unused, to allot relevant securities [Section
80 of the Companies Act 1985] up to an aggregate
nominal amount of GBP 94,235,000; [Authority expires
the earlier of the conclusion of the AGM of the
Company to be held in 2009 or 08 OCT 2009]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
passing of Resolution 11 and in substitution of all
pre-existing authorities to the extent unused,
pursuant to Section 95 of the Companies Act 1985 to
allot equity securities [Section 94 of the said Act]
pursuant to the authority conferred by Resolution 11
above, and/or to allot equity securities where such
allotment constitutes an allotment of equity
securities by virtue of section 94(3A) of the said
Act, for cash disapplying the statutory pre-emption
rights [Section 89(1)], provided that this power is
limited to the allotment of equity securities: a) in
connection with an offer of such securities by way of
 rights, or other pre-emptive offer, to holders of
ordinary shares; b) up to an aggregate nominal value
of GBP 14,135,000; [Authority expires the earlier of
the conclusion of the AGM of the Company to be held
in 2009 or 08 OCT 2009]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.13: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Article 7 of the Company's Articles of
Association in effect prior to the adoption of the
new form of the Company's Articles of Association
pursuant to Resolution 15, and, subject to the
passing of Resolution 15, Article 6 of the Company's
Articles of Association, to make market purchases [as
 specified in Section 163(3) of the Companies Act
1985] of its ordinary shares of up to 38,274,000
ordinary shares; the Company does not pay for each
such ordinary share less than the nominal amount of
such ordinary share at the time of purchase and the
Company does not pay for each such ordinary share
more than 105% of the average of the closing mid-
market prices of the ordinary shares for the 5
business days, immediately preceding the date on
which the Company agrees to buy shares concerned
based on the share prices published in the Daily
Official List of the London stock Exchange;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2009 or 08 OCT
2009]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or

PROPOSAL #S.14: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Article 7 of the Company's Articles of
Association in effect prior to the adoption of the
new form of the Company's Article of Association
pursuant to Resolution 15 and subject to the passing
of the Resolution 15, Article 6 of the Company's
Articles Association, to make market purchases
[Section 163(3) of the Companies Act 1985] of its B
Shares in issue at the date of this notice provided
that: Company does not purchase under the authority
more than 16,566,194 B shares; the Company does not
pay for each such B share less than 1 penny and the B
 share more than 127p; [Authority expires the earlier
 of the conclusion of the AGM of the Company to be
held in 2009 or 08 OCT 2009]; the Company, before the
 expiry, may make a contract to purchase Bshares
which will or may be executed wholly or partly after

PROPOSAL #S.15: Adopt the new form of Articles of                          ISSUER          YES          FOR               FOR
Association as specified as the Articles of
Association of the Company in substitution of, and to
 the exclusion of, the existing Articles of
Association of the Company

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  ISSUER:                3I GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G88473148
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 2 and 3 being passed the authorized
ordinary share capital of the Company be increased
from GBP 409,999,850 to GBP 814,641,604 by the
creation of an additional 547,822,682 ordinary shares
 of 73 19/22 pence each in the capital of the Company

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
conditional upon Resolutions 1 and 3 being passed and
 in addition to, and not in substitution for, any
existing authority, pursuant to Section 80 of the
Companies Act 1985 [the Act] to exercise all the
power of the Company to allot relevant securities[as
defined in Section 80(2) of the Act] up to an
aggregate nominal amount of GBP 404,641,755 in the
connection of rights issue; [Authority expires the
earlier of the conclusion of the AGM of the Company
to be held in 2009 or 15 months from the passing of
this resolution]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
as if this authority had not expired

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
conditional upon Resolutions 1 and 2 and in addition
to, and not in substitution for, any existing
authority, pursuant to Section 95 of the Act, to
allot equity securities [with the meaning of Section
94 of the Act] for cash, in connection with the
rights issue [as specified] pursuant to the authority
 conferred by Resolution 3 above, as specified of
Section 89 of the Act did not apply to any such
allotment, provided that this power is limited to the
 allotment of equity securities up to an aggregate
nominal value of GBP 404,641,755; [Authority expires
the earlier of the conclusion of the AGM of the
Company to be held in 2009 or 15 months from the
passing of this resolution]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
as if this authority had not expired

PROPOSAL #4.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 1, 2 and 3 being passed the
amendment to: the 3i Group Discretionary Share Plan,
as summarized in part 1 of the Circular; and
Authorize the Directors and to do all such act and
things as may be necessary to carry the same into

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  ISSUER:                A.P. MOELLER - MAERSK A/S
  TICKER:                N/A             CUSIP:     K0514G101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Receive the report on the Company's                          ISSUER          NO           N/A               N/A
activities during the past FY

PROPOSAL #b.: Submission of the audited annual report                      ISSUER          NO           N/A               N/A
 for adoption

PROPOSAL #c.: Resolution to grant discharge to the                         ISSUER          NO           N/A               N/A
Directors

PROPOSAL #d.: Resolution on appropriation of profit,                       ISSUER          NO           N/A               N/A
including the amount of dividends, or covering of
loss in accordance with the adopted annual report and
 payment of a dividend of DKK 650 per share of DKK

PROPOSAL #e.: Resolution on authority to acquire own                       ISSUER          NO           N/A               N/A
shares; the Board proposes that in the period until
the next AGM, the Board is authorized to allow the
Company to acquire own shares of a nominal value up
to 10% of the Company's share capital, according to
the Danish Companies Act, Article 48; the purchase
price must not deviate by more than 10% from the
price quoted on Nasdaq OMX Copenhagen A/S on the date
 of the purchase; [Authority in force until the
Company's next AGM]

PROPOSAL #f.: Any requisite election of Members for                        ISSUER          NO           N/A               N/A
the Board of Directors; re-elect Messrs. Michael Pram
 Rasmussen, Jan Topholm, Leise Maersk Mc-Kinney
Moller and Niels Jacobsen as the Board of Directors

PROPOSAL #g.: Election of the Auditors; re-elect KPMG                      ISSUER          NO           N/A               N/A
 Statsautoriseret Revisionspartnerselskab and Grant
Thornton Statsautoriseret Revisionsaktieselskab as
the Auditors of the Company

PROPOSAL #h.: Deliberation of any proposals submitted                      ISSUER          NO           N/A               N/A
 by the Board of Directors or by shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ABB LTD
  TICKER:                N/A             CUSIP:     H0010V101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                                ISSUER          NO           N/A               N/A
consolidated financial statements, annual financial
statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                              ISSUER          YES          FOR               FOR
consolidated financial statements, and the annual
financial statements for 2008

PROPOSAL #2.2: Receive the remuneration report [as                         ISSUER          YES          FOR               FOR
per pages 49 55 of the annual report]

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve to release CHF 650,000,000 of                        ISSUER          YES          FOR               FOR
the legal reserves and allocate those released
reserves to other reserves and to carry forward the
available earnings in the amount of CHF 2,555,479,132

PROPOSAL #5.: Approve to renew ABB Ltd s authorized                        ISSUER          YES          FOR               FOR
share capital in an amount not to exceed CHF
404,000,000, enabling the issuance of up to
200,000,000 ABB Ltd shares with a nominal value of
CHF 2.02, each by not later than 05 MAY 2011, by
amending the Articles of Incorporation with a new

PROPOSAL #6.: Approve: to reduce the share capital of                      ISSUER          YES          FOR               FOR
 CHF 4,692,041,526.70 by CHF 1,114,940,560.80 to CHF
3,577,100,965.90 by way of reducing the nominal value
 of the registered shares from CHF 2.02 by CHF 0.48
to CHF 1.54 and to use the nominal value reduction
amount for repayment to the shareholders; b) to
confirm as a result of the report of the auditors,
that the claims of the creditors are fully covered
notwithstanding the capital reduction; c) to amend
Article 4 Paragraph1 of the Articles of Incorporation
 according to the specified words as per the date of
the entry of the capital reduction in the commercial
register Article 4 Paragraph 1; the share capital of
the Company is CHF 3,577,100,965.90 and is divided
into 2,322,792,835 fully paid registered shares; each
 share has a par value of CHF 1.54; and d) to amend
Article 4bis Paragraphs.1 and 4, and Article 4ter
Paragraph 1 of the Articles of Incorporation,
correspondingly reflecting the reduced nominal value
of the registered shares from CHF 2.02 by CHF 0.48 to
 CHF 1.54, as per the date of the entry of the
capital reduction in the commercial register

PROPOSAL #7.: Approve to modify the By-laws according                      ISSUER          YES          FOR               FOR
 to the reduction of the share capital

PROPOSAL #8.1: Elect Mr. Hubertus Von Gruenberg as a                       ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.2: Elect Mr. Roger Agnelli as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.3: Elect Mr. Louis R. Hughes as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.4: Elect Mr. Hans Ulrich Maerki as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.5: Elect Mr. Michel de Rosen as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.6: Elect Mr. Michael Treschow as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.7: Elect Mr. Bernd W. Voss as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.8: Elect Mr. Jacob Wallenberg as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #9.: Elect Ernst & Young AG as the Auditors                       ISSUER          YES          FOR               FOR
for FY 2009

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  ISSUER:                ABS-CBN BROADCASTING CORP ABS-CBN
  TICKER:                N/A             CUSIP:     Y00027105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the proof of service of notice                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to certify the presence of                           ISSUER          YES          FOR               FOR
quorum
PROPOSAL #4.: Approve the minutes of the annual                            ISSUER          YES          FOR               FOR
stockholders' meeting held on 26 JUN 2008

PROPOSAL #5.: Receive the report of the Management                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the audited financial statements                     ISSUER          YES          FOR               FOR

PROPOSAL #7.1: Elect Mr. Eugenio L. Lopez III as a                         ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.2: Elect Mr. Augusto Almeda Lopez as a                         ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.3: Elect Ms. Maria Rosario Santos-Concio                       ISSUER          YES          FOR               FOR
as a Member of the Board of Director for the ensuing
year

PROPOSAL #7.4: Elect Mr. Oscar M. Lopez as a Member                        ISSUER          YES          FOR               FOR
of the Board of Director for the ensuing year

PROPOSAL #7.5: Elect Ms. Presentacion L. Psinakis as                       ISSUER          YES          FOR               FOR
a Member of the Board of Director for the ensuing year

PROPOSAL #7.6: Elect Mr. Federico R. Lopez as a                            ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.7: Elect Mr. Angel S. Ong as a Member of                       ISSUER          YES          FOR               FOR
the Board of Director for the ensuing year

PROPOSAL #7.8: Elect Mr. Manuel L. Lopez, Jr. as a                         ISSUER          YES          FOR               FOR
Member of the Board of Director for the ensuing year

PROPOSAL #7.9: Elect Mr. Federico M. Garcia as a                           ISSUER          YES          FOR               FOR
Member of the Independent Board of Director for the
ensuing year

PROPOSAL #7.10: Elect Mr. Jose C. Vitug as a Member                        ISSUER          YES          FOR               FOR
of the Independent Board of Director for the ensuing

PROPOSAL #7.11: Elect Mr. Pedro N. Dy-liacco as a                          ISSUER          YES          FOR               FOR
Member of the Independent Board of Director for the
ensuing year

PROPOSAL #8.: Ratify the all acts of the Board of                          ISSUER          YES          FOR               FOR
Directors, the Executive Committee and the Management
 for the period covering 01 JAN 2008 through 31 DEC
2008 adopted in the ordinary course of business

PROPOSAL #9.: Appoint Messrs. SyCip, Gorres, Velayo &                      ISSUER          YES          FOR               FOR
 Company [SGV & Co.] as the External Auditors

PROPOSAL #10.: Amend the Article II, Section 1 to                          ISSUER          YES          FOR               FOR
change the date of the annual meeting from the last
thursday of May of each year to the third thursday of
 June of each year

PROPOSAL #11.: Adjournment                                                 ISSUER          YES          FOR               FOR

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  ISSUER:                ACCENTURE LTD
  TICKER:                ACN             CUSIP:     G1150G111
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: RE-APPOINTMENT TO THE BOARD OF                               ISSUER          YES          FOR               FOR
DIRECTORS: CHARLES H. GIANCARLO

PROPOSAL #1B: RE-APPOINTMENT TO THE BOARD OF                               ISSUER          YES          FOR               FOR
DIRECTORS: DINA DUBLON

PROPOSAL #1C: RE-APPOINTMENT TO THE BOARD OF                               ISSUER          YES          FOR               FOR
DIRECTORS: WILLIAM D. GREEN

PROPOSAL #1D: RE-APPOINTMENT TO THE BOARD OF                               ISSUER          YES          FOR               FOR
DIRECTORS: NOBUYUKI IDEI

PROPOSAL #1E: RE-APPOINTMENT TO THE BOARD OF                               ISSUER          YES          FOR               FOR
DIRECTORS: MARJORIE MAGNER

PROPOSAL #2: RE-APPOINTMENT OF KPMG LLP AS                                 ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR AND
AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS TO DETERMINE KPMG LLP'S REMUNERATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACCIONA S A
  TICKER:                N/A             CUSIP:     E0008Z109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts of the                           ISSUER          YES          FOR               FOR
Company and the consolidated Group of 2008

PROPOSAL #2.: Approve the Management report and the                        ISSUER          YES          FOR               FOR
Board of Directors Management report

PROPOSAL #3.: Approve the application of the result                        ISSUER          YES          FOR               FOR
of the year 2008

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the renewal of the Board of                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
including the Board of Directors consisting of part
of their variable salary in shares and in preferment
subscription rights and the adjudication in 2008

PROPOSAL #7.: Approve the acquisition of derivated                         ISSUER          YES          FOR               FOR
own shares leaving without effect the previous
authorization in the OGM of 2008 and destine part of
the shares total or parcially to the retributions plan

PROPOSAL #8.: Approve the delegation to the Board of                       ISSUER          YES          FOR               FOR
Directors of the faculty of increase the social
capital until an import of 31,775,000 euros with the
faculty of exclude totally or parcially the preferent
 subscription right

PROPOSAL #9.: Approve the delegation to the Board of                       ISSUER          YES          FOR               FOR
Director to issue bonds promissory notes and other
fixed income or warrants with a limit of
2,600,000,000 euros excluding the promissory notes
that will have a limit of 1,000,000,000 euros

PROPOSAL #10.: Approve the delegation of powers to                         ISSUER          YES          FOR               FOR
the Board

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  ISSUER:                ACE AVIATION HLDGS INC
  TICKER:                N/A             CUSIP:     00440P201
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Bernard Attali as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.2: Elect Mr. Gregory A. Boland as a                            ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #1.3: Elect Mr. Michael M. Green as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #1.4: Elect Mr. W. Brett Ingersoll as a                           ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #1.5: Elect Mr. Pierre Marc Johnson as a                          ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #1.6: Elect Mr. David J. Kassie as a Director                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.7: Elect Mr. Robert F. MacLellan as a                          ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #1.8: Elect Mr. Richard H. McCoy as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #1.9: Elect Mr. Robert A. Milton as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #1.10: Elect Mr. David I. Richardson as a                         ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #1.11: Elect Mr. Marvin Yontef as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #3.: Approve the undersigned certifies that                       ISSUER          YES        ABSTAIN           AGAINST
it has made reasonable inquiries as to the Canadian
status of the registered holder and the beneficial
owner of the shares represented by this Proxy and has
 read the definitions found on the reverse side so as
 to make an accurate declaration of Canadian status;
the undersigned hereby certifies that the shares
represented by this Proxy are owned and controlled by
 a Canadian

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACE LIMITED
  TICKER:                ACE             CUSIP:     G0070K103
  MEETING DATE:          7/14/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL G. ATIEH                       ISSUER          YES          FOR               FOR
TO TERM EXPIRING IN 2009.

PROPOSAL #1B: ELECTION OF DIRECTOR: MARY A. CIRILLO                        ISSUER          YES          FOR               FOR
TO TERM EXPIRING IN 2009.

PROPOSAL #1C: ELECTION OF DIRECTOR: BRUCE L. CROCKETT                      ISSUER          YES          FOR               FOR
 TO TERM EXPIRING IN 2009.

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS J. NEFF TO                      ISSUER          YES          FOR               FOR
 TERM EXPIRING IN 2009.

PROPOSAL #1E: ELECTION OF DIRECTOR: GARY M. STUART TO                      ISSUER          YES          FOR               FOR
 TERM EXPIRING IN 2009.

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT M.                              ISSUER          YES          FOR               FOR
HERNANDEZ TO TERM EXPIRING IN 2010.

PROPOSAL #1G: ELECTION OF DIRECTOR: PETER MENIKOFF TO                      ISSUER          YES          FOR               FOR
 TERM EXPIRING IN 2010.

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT RIPP TO                         ISSUER          YES          FOR               FOR
TERM EXPIRING IN 2010.

PROPOSAL #1I: ELECTION OF DIRECTOR: DERMOT F. SMURFIT                      ISSUER          YES          FOR               FOR
 TO TERM EXPIRING IN 2010.

PROPOSAL #1J: ELECTION OF DIRECTOR: EVAN G. GREENBERG                      ISSUER          YES          FOR               FOR
 TO TERM EXPIRING IN

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN A. KROL TO                        ISSUER          YES          FOR               FOR
TERM EXPIRING IN 2011.

PROPOSAL #1L: ELECTION OF DIRECTOR: LEO F. MULLIN TO                       ISSUER          YES          FOR               FOR
TERM EXPIRING IN 2011.

PROPOSAL #1M: ELECTION OF DIRECTOR: OLIVIER STEIMER                        ISSUER          YES          FOR               FOR
TO TERM EXPIRING IN 2011.

PROPOSAL #02: APPROVAL OF THE AMENDMENT (THE DE-                           ISSUER          YES          FOR               FOR
REGISTRATION AMENDMENT) TO THE COMPANY'S MEMORANDUM
OF ASSOCIATION AND ARTICLES OF ASSOCIATION TO PERMIT
THE DEREGISTRATION OF THE COMPANY FROM THE CAYMAN

PROPOSAL #03: APPROVAL OF THE AMENDMENT (THE                               ISSUER          YES          FOR               FOR
FINANCIAL STATEMENT AMENDMENT) TO THE COMPANY'S
ARTICLES OF ASSOCIATION TO REQUIRE THE COMPANY TO
PREPARE AND PROVIDE TO SHAREHOLDERS NOT LESS THAN
ANNUALLY AN UNCONSOLIDATED BALANCE SHEET OF THE
COMPANY VALUING THE COMPANY'S INVESTMENT IN ITS
SUBSIDIARIES ON A MARK-TO-MARKET BASIS

PROPOSAL #04: APPROVAL OF AMENDMENTS TO THE ARTICLES                       ISSUER          YES          FOR               FOR
OF ASSOCIATION WHICH WILL HAVE THE EFFECT OF
INCREASING THE PAR VALUE OF THE ORDINARY SHARES FROM
$0.041666667 TO AN AMOUNT IN SWISS FRANCS EQUAL TO
$11,000,000,000 DIVIDED BY THE NUMBER OF OUR ORDINARY
 SHARES OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
JULY 10, 2008 AND CONVERTED INTO SWISS FRANCS USING
THE THEN MOST RECENTLY AVAILABLE NOON BUYING RATE IN
NEW YORK CERTIFIED BY THE FEDERAL RESERVE BANK OF NEW
 YORK FOR CUSTOMS PURPOSES, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #05: APPROVAL OF THE COMPANY'S DE-                                ISSUER          YES          FOR               FOR
REGISTRATION FROM THE CAYMAN ISLANDS AND CONTINUATION
 IN SWITZERLAND (THE CONTINUATION)

PROPOSAL #06: APPROVAL OF THE NAME OF THE COMPANY                          ISSUER          YES          FOR               FOR

PROPOSAL #07: APPROVAL OF THE CHANGE OF THE PURPOSE                        ISSUER          YES          FOR               FOR
OF THE COMPANY

PROPOSAL #08: APPROVAL OF THE REARRANGEMENT OF THE                         ISSUER          YES          FOR               FOR
COMPANY'S EXISTING SHARE CAPITAL

PROPOSAL #09: APPROVAL OF THE COMPANY'S ARTICLES OF                        ISSUER          YES          FOR               FOR
ASSOCIATION

PROPOSAL #10: CONFIRMATION OF SWISS LAW AS THE                             ISSUER          YES          FOR               FOR
AUTHORITATIVE LEGISLATION GOVERNING THE COMPANY

PROPOSAL #11: CONFIRMATION OF THE PRINCIPAL PLACE OF                       ISSUER          YES          FOR               FOR
BUSINESS OF THE COMPANY AS ZURICH, SWITZERLAND

PROPOSAL #12: APPOINTMENT OF BDO VISURA AS SPECIAL                         ISSUER          YES          FOR               FOR
AUDITOR UNTIL OUR NEXT ANNUAL GENERAL MEETING

PROPOSAL #13: APPROVAL OF THE COMPANY'S 2004 LONG-                         ISSUER          YES          FOR               FOR
TERM INCENTIVE PLAN AS AMENDED THROUGH THE FOURTH

PROPOSAL #14: APPOINTMENT OF PRICEWATERHOUSECOOPERS                        ISSUER          YES          FOR               FOR
LLP AS OUR THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM AND, IF THE CONTINUATION IS APPROVED
AND AS REQUIRED BY SWISS LAW, TO ELECT
PRICEWATERHOUSECOOPERS AG AS OUR STATUTORY AUDITOR
FOR A ONE YEAR TERM UNTIL OUR NEXT ANNUAL GENERAL

PROPOSAL #15: APPROVAL OF PAYMENT OF A DIVIDEND                            ISSUER          YES          FOR               FOR
THROUGH A REDUCTION OF THE PAR VALUE OF OUR SHARES IN
 AN AMOUNT EQUAL TO THE SWISS FRANC EQUIVALENT OF
$0.87, CONVERTED INTO SWISS FRANCS USING THE MOST
RECENTLY AVAILABLE NOON BUYING RATE IN NEW YORK
CERTIFIED BY THE FEDERAL RESERVE BANK OF NEW YORK FOR
 CUSTOMS PURPOSES AS OF THE CLOSE OF BUSINESS ON JULY
 9, 2008, AND PAYMENT OF SUCH AMOUNT IN THREE EQUAL
INSTALLMENTS AT SUCH TIMES DURING THE PERIOD THROUGH
OUR NEXT ANNUAL GENERAL MEETING AS DETERMINED BY THE
BOARD OF DIRECTORS

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  ISSUER:                ACERINOX SA
  TICKER:                N/A             CUSIP:     E0060D145
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          YES          FOR               FOR
 financial statements and allocation of income of the
 FY 2008

PROPOSAL #2.: Grant discharge to the Directors for                         ISSUER          YES          FOR               FOR
distribution of dividends for FY 2008 paid on 05 JAN
09 and 03 APR 09

PROPOSAL #3.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares

PROPOSAL #4.: Approve the special dividends charged                        ISSUER          YES          FOR               FOR
to the issuance premium account

PROPOSAL #5.: Re-elect KPMG Auditors S.L. as the                           ISSUER          YES          FOR               FOR
External Auditors for the individual and consolidated
 accounts for FY 2009

PROPOSAL #6.1: Re-elect Mr. Fumio Oda as a Sunday                          ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #6.2: Re-elect Mr. Diego Prado Perez-Seoane                       ISSUER          YES        AGAINST           AGAINST
as a Sunday Board Member

PROPOSAL #6.3: Appoint Mr. Hattori as a Sunday Board                       ISSUER          YES        AGAINST           AGAINST
Member in substitution of Mr. Hayakawa

PROPOSAL #7.: Approve the report on the Management                         ISSUER          YES          FOR               FOR
report as mandated by Article 116 BIS of the Spanish
Stock Market

PROPOSAL #8.: Approve the reduction in outstanding                         ISSUER          YES          FOR               FOR
capital via amortization of treasury shares excluding
 objections from creditors Article 5 of Company
Bylaws accordingly

PROPOSAL #9.: Grant delegation of powers to formalize                      ISSUER          YES          FOR               FOR
 and execute all resolutions adopted by the
shareholders at the General Shareholders  Meeting,
for conversion thereof into a public instrument, and
for the interpretation, correction and
supplementation thereof or further elaboration
thereon until the required registrations are made

PROPOSAL #10.: Approve the minute                                          ISSUER          YES          FOR               FOR

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  ISSUER:                ACTIVISION BLIZZARD INC
  TICKER:                ATVI            CUSIP:     00507V109
  MEETING DATE:          9/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PHILIPPE G. H. CAPRON                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. CORTI                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FREDERIC R. CREPIN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRUCE L. HACK                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRIAN G. KELLY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT A. KOTICK                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEAN-BERNARD LEVY                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. MORGADO                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUGLAS P. MORRIS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RENE P. PENISSON                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD SARNOFF                                      ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVAL OF THE ACTIVISION BLIZZARD,                          ISSUER          YES          FOR               FOR
INC. 2008 INCENTIVE PLAN.

PROPOSAL #3: APPROVAL OF THE STOCKHOLDER PROPOSAL                        SHAREHOLDER       YES        ABSTAIN           AGAINST
REGARDING DIVERSITY ON THE BOARD OF DIRECTORS OF THE
COMPANY.

PROPOSAL #4: APPROVAL OF THE STOCKHOLDER PROPOSAL                        SHAREHOLDER       YES        AGAINST             FOR
REGARDING A STOCKHOLDER ADVISORY VOTE ON EXECUTIVE
COMPENSATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADAPTEC, INC.
  TICKER:                ADPT            CUSIP:     00651F108
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JON S. CASTOR                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK L. HOWARD                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH S. KENNEDY                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. LOARIE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN MUTCH                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN J. QUICKE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LAWRENCE J. RUISI                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: S. SUNDI SUNDARESH                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D.E. VAN HOUWELING                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVE AMENDMENT & RESTATEMENT OF 2004                      ISSUER          YES          FOR               FOR
 EQUITY INCENTIVE PLAN.

PROPOSAL #03: TO GRANT AUTHORITY TO OUR BOARD AND                          ISSUER          YES          FOR               FOR
COMPENSATION COMMITTEE TO GRANT AWARDS UNDER OUR 2006
 DIRECTOR PLAN TO DIRECTORS AFFILIATED WITH STEEL
PARTNERS, ALL AS MORE FULLY DESCRIBED IN THE PROXY
STATEMENT.

PROPOSAL #4A: AUTHORIZE BOARD TO AMEND CERTIFICATE OF                      ISSUER          YES        AGAINST           AGAINST
 INCORPORATION TO EFFECT A REVERSE SPLIT OF COMMON
STOCK AT AN EXCHANGE RATIO OF 1-FOR-3.

PROPOSAL #4B: AUTHORIZE BOARD TO AMEND CERTIFICATE OF                      ISSUER          YES        AGAINST           AGAINST
 INCORPORATION TO EFFECT A REVERSE SPLIT OF COMMON
STOCK AT AN EXCHANGE RATIO OF 1-FOR-4.

PROPOSAL #4C: AUTHORIZE BOARD TO AMEND CERTIFICATE OF                      ISSUER          YES        AGAINST           AGAINST
 INCORPORATION TO EFFECT A REVERSE SPLIT OF COMMON
STOCK AT AN EXCHANGE RATIO OF 1-FOR-5.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
 ENDING MARCH 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report 2008                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1: Re-elect Mr. Jakob Baer                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Re-elect Mr. Rolf Doerig                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Re-elect Mr. Andreas Jacobs                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Re-elect Mr. Francis Mer                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Re-elect Mr. Thomas O. Neill                                ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Re-elect Mr. David Prince                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Re-elect Mrs. Wanda Rapaczynski                             ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Re-elect Mrs. Judith A. Sprieser                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect the Auditors Ernst and Young                        ISSUER          YES          FOR               FOR
Limited, Zurich

PROPOSAL #6.: Approve the adaptation of the Articles                       ISSUER          YES          FOR               FOR
of Incorporation to statutory revisions

PROPOSAL #7.: Approve the Share Buyback Program                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADIDAS AG
  TICKER:                N/A             CUSIP:     D0066B102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 237,409,047.08 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 140,651,291.08 shall be carried forward Ex-
dividend and payable date: 08 MAY 20 09

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Stefan Jentzsch

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Igor Landau

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Willi Schwerdtle

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Christian Tourres

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Herbert Kauffmann

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Alexander Popow

PROPOSAL #6.: Amendment to Section 21(2) of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the Shareholders Rights Act (ARUG)
in respect of proxy-voting instructions being issued
in writing or via fax

PROPOSAL #7.: Amendments to Section 22 of the                              ISSUER          NO           N/A               N/A
Articles of Association in respect of the Chairman of
 the shareholders meeting shall be authorized to
limit share holder questions and remarks to a
reasonable amount of time

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of association, the existing
authorization to increase the share capital by up to
EUR 64,062,500 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 50,000,000 through the
issue of new shares against cash payment, during a
period of 5 years [authorized capital 2009/I],
shareholders subscription rights may be excluded for

PROPOSAL #9.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the existing
authorization to increase the share capital by up to
EUR 12,000,000 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 25,000,000 through the
issue of new shares against payment in kind, during a
 period of 3 years [authorized capital 200 9/II], the
 Board of Managing Directors shall be authorize d to
decide upon the exclusion of shareholders

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own shares of up to 10% of its share
capital, through the stock exchange at a price not
differing more than 10% from the market price of the
shares or by way o f public repurchase offer at a
price neither more than 10% above, nor more than 20%
below, the market price of the shares, on or before
06 NOV 2010, the Board of Managing Directors shall be
 authorized to offer the shares on the stock exchange
 or to all shareholders, to dispose of the shares in
a manner other than the stock exchange or rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares in connection with mergers or the acquisition
of tangible or intangible assets, to use the shares
for satisfying option and conversion rights or within
 the scope of the Company's stock option plan, and to
 ret ire the shares, furthermore, the Company shall
also be authorized to use the shares for remuneration

PROPOSAL #11.: Authorization to acquire own shares by                      ISSUER          NO           N/A               N/A
 using derivatives in connection with item 10, the
Company shall also be authorized to acquire own
shares by using derivatives at a price neither more
than 10% above, nor more than 20% below, the market
price of the shares, the authorization shall be
limited to up to 5% of the share capital

PROPOSAL #12.: Appointment of the Auditors, audit of                       ISSUER          NO           N/A               N/A
the financial statements for the 2009 FY: KPMG AG,
Frankfurt, review of the interim financial statements
 for the first half of the 2009 FY: KPMG AG, Frankfurt

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANCED INFO SERVICE PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y0014U183
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the matters to be informed                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
2008 AGM of the shareholders held on 10 APR 2008

PROPOSAL #3.: Approve to certify the results of                            ISSUER          YES          FOR               FOR
operation for 2008

PROPOSAL #4.: Approve the balance sheet statement of                       ISSUER          YES          FOR               FOR
income and the statement of cash flow for FYE 31 DEC
2008

PROPOSAL #5.: Approve the dividend payment for the FY                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #6.: Approve the issuing and offering of                          ISSUER          YES          FOR               FOR
debenture in an amount not exceeding THB

PROPOSAL #7.: Approve the addition of the Company's                        ISSUER          YES          FOR               FOR
objective item 49 on electronic payment business and
amend the Company's Memorandum of Association Clause 3

PROPOSAL #8.: Re-appoint the retiring Directors                            ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the Directors remuneration for                       ISSUER          YES          FOR               FOR
2009

PROPOSAL #10.: Appoint the Company's Auditors and                          ISSUER          YES          FOR               FOR
approve to determine the Auditors remuneration for
the year 2009

PROPOSAL #11.: Approve the allotment of the                                ISSUER          YES        AGAINST           AGAINST
additional ordinary share, reserved for exercising
the right to confirm to the adjustment prescribed in

PROPOSAL #12.: Other matters [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEGON NV
  TICKER:                N/A             CUSIP:     N00927298
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Opening                                                       ISSUER          NO           N/A               N/A

PROPOSAL #2: Receive the report of the Managing Board                      ISSUER          NO           N/A               N/A
 on the FY 2008

PROPOSAL #3: Approve the annual accounts on the FY                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #4: Dividend and Reservation Policy                               ISSUER          NO           N/A               N/A

PROPOSAL #5: Grant discharge to the Managing Board in                      ISSUER          YES          FOR               FOR
 respect of the duties performed during the past FY

PROPOSAL #6: Grant discharge to the Supervisory Board                      ISSUER          YES          FOR               FOR
 in respect of the duties performed during the past FY

PROPOSAL #7: Appoint Ernst + Young Accountants as the                      ISSUER          YES          FOR               FOR
 Auditors responsible for auditing the financial
accounts for the year 2009

PROPOSAL #8.: Appoint Mr. J.J. Nooitgedagt as a                            ISSUER          YES          FOR               FOR
Member of the Managing Board for a term of 4 years

PROPOSAL #9.: Re-appoint Mr. D.G. Eustace as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #10.: Re-appoint Mr. S. Levy as a Member of                       ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #11.: Appoint Mr. A.W.H. Doctors Van Leeuwen                      ISSUER          YES          FOR               FOR
 as a Member of the Supervisory Board

PROPOSAL #12: Approve to designate the Managing                            ISSUER          YES          FOR               FOR
Board, subject to the approval of the Supervisory
Board for a period of 18 months as the body which is
authorized to resolve to issue shares up to a number
of shares not exceeding 10% of the number of issued
shares in the capital of the Company with an
additional 10% in case of a merger or acquisition

PROPOSAL #13: Authorize the Managing Board under                           ISSUER          YES          FOR               FOR
approval of the Supervisory Board as the solebody to
limit or exclude the pre emptive right on new issued
shares in the Company

PROPOSAL #14: Authorize the Managing Board subject to                      ISSUER          YES          FOR               FOR
 the approval of the Supervisory Board, to cause the
Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
Subsection 2, of book 2 of the Netherlands civil
code, such acquisition may be effected by means of
any type of contract, including stock exchange
transactions and private transactions, the price must
 lie between EUR 0.01 and an amount equal to 110% of
the market price, by market price' is understood the
price reached by the shares immediately prior to the
acquisition, as evidenced by the official price list
of euronext Amsterdam NV, the authorization will be
valid for a period of 18 months, commencing on 22 APR

PROPOSAL #15.1: That Mr. W.F.C. Stevens has served                         ISSUER          NO           N/A               N/A
for the maximum number of years on the Aegon N.V.
Supervisory Board, his 4 years' term of appointment
expires in 2009 and he will consequently step down as
 Member of the Supervisory Board on 22 APR 2009, at
the end of the general meeting of shareholders

PROPOSAL #15.2: As announced in the press release                          ISSUER          NO           N/A               N/A
dated 13 JAN 2009, Mr. J.B.M. Streppel will retire as
 Member of the Executive Board as from 22 APR 2009,
at the end of the general meeting of shareholders

PROPOSAL #16: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #17: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEROPOSTALE, INC.
  TICKER:                ARO             CUSIP:     007865108
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JULIAN R. GEIGER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BODIL ARLANDER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RONALD R. BEEGLE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN N. HAUGH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT B. CHAVEZ                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MINDY C. MEADS                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN D. HOWARD                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID B. VERMYLEN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KARIN HIRTLER-GARVEY                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EVELYN DILSAVER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS P. JOHNSON                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE SELECTION, BY THE AUDIT                        ISSUER          YES          FOR               FOR
COMMITTEE OF THE BOARD OF DIRECTORS, OF DELOITTE &
TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING JANUARY 30, 2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFRICAN RAINBOW MINERALS LTD
  TICKER:                N/A             CUSIP:     S01680107
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for year ended

PROPOSAL #2.1: Re-elect Mr. F. Abbott as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Re-elect Mr. W.M. Gule as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Re-elect Mr. K.S. Mashalane as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.4: Re-elect Mr. Z.B. Swanepoel as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-elect Mr. L.A. Shiels as a Director                       ISSUER          YES          FOR               FOR
appointed during the year

PROPOSAL #4.: Ratify the Ernst Young as the Auditors                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #6.: Approve the 2008 Share Plan                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGCO CORPORATION
  TICKER:                AG              CUSIP:     001084102
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: P. GEORGE BENSON                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GERALD L. SHAHEEN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HENDRIKUS VISSER                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF KPMG LLP AS THE                              ISSUER          YES          FOR               FOR
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGGREKO PLC
  TICKER:                N/A             CUSIP:     G0116S102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and adopt the Company's accounts for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
Company's ordinary shares

PROPOSAL #4.: Elect Mr. W.F. Caplon as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Elect Mr. R.J.King as a Director of the                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #6.: Re-elect Mr. A.G. Cockburn as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Pandya as a Director of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next AGM at which accounts are
laid before the Company and authorize the audit
committee of the Board to fix their remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 70,000,001.50
to GBP 92,000,000.10 by the creation of an additional
 109,999,993 ordinary shares of 20p each having the
rights attached to the ordinary shares of 20p each as
 specified in the Articles of Association of the
Company and ranking pari passu in all respects with
the existing ordinary shares of 20p each in the
capital of the Company

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [the 'Directors'], to allot relevant securities
[Section 80 of the Companies Act 1985] up to an
aggregate nominal amount of GBP 17,985,000; provided
that [Authority expires at the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry; and further, in substitution for any
existing authority, to allot equity securities
[Section 94 of the Companies Act 1985] a) in
connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP17,985,000; and c) pursuant to any approved and
unapproved share option scheme; [Authority expires at
 the earlier of the conclusion of the next AGM of the
 Company or 30 JUN 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company [the 'Directors'], pursuant to Section 95
 of the Companies Act 1985 [the 'Act'] to allot
equity securities [within the meaning of Section 94
of the Act] wholly for cash (i) by selling equity
securities held by the Company as treasury shores or
(ii) by allotting new equity securities pursuant to
any authority for the time being in force under
Section 80 of the Act, as if section 89(1) of the Act
 did not apply to such allotment, provided that this
power shall be limited to: the allotment of equity
securities for cash in connection with or pursuant to
 rights issue in favour of ordinary shareholders on
the register of members on such record dates as the
Directors may determine where equity securities
respectively attributable to the interests of all
ordinary shareholders are proportionate [as nearly as
 may be practicable] to the respective numbers of
ordinary shores held by them on any such record date[
 subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient to deal
 with treasury shares, fractional entitlements or
legal or practical problems arising under the lows of
 any overseas territory or the requirements of any
regulatory body or stock exchange or by virtue of
shoes being represented by depository receipts or any
 other matter [whatsoever]; and the allotment
[otherwise than pursuant to sub-paragraph (a) above]
of equity securities for cash up to on aggregate
nominal value GBP 2,725,000; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 163(3) of the Companies Act 1985,
to make market purchases of up to 27,250,000 ordinary
 shares of 20p each in the Company, at a minimum
price of 20p and up to 105% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; and any ordinary shares so
purchased shall be cancelled or, if the Directors so
determine and subject to the provisions of any
statutory instruments relating to the treasury shares
 and any applicable regulations of the United Kingdom
 Listing Authorities held as treasury shares
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 18 months]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be

PROPOSAL #S.13: Approve the general meeting of the                         ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice, provided that [authority
expires at the conclusion of the next AGM of the
Company]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR FRANCE - KLM, ROISSY CHARLES DE GAULLE
  TICKER:                N/A             CUSIP:     F01699135
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approves the Company's
financial statements for the YE in 31 MAR 2008 as
presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and Auditors, approves the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: EUR
198,182,726.28, the general shareholders meeting
decides to affect the profit to which add the prior
credit retained earnings prior retained earnings: EUR
 15,793,359.10 available total: EUR 213,976,085.38,
legal reserve: EUR 9,909,136.31 dividends: EUR
174,127,181.24 retained earnings : EUR 29,939,767.83
the shareholders will receive a net dividend of EUR
0.58 per share, and will entitle to the 40% deduction
 provided by the france tax code, this dividend will
be paid on 17 JUL 2008, in the event that the Company
 holds some of own shares on such date, the amount of
 the unpaid dividend on such shares shall be
allocated to the retained earnings account, as
required by law, it is reminded that, for the last 3
FY's the dividends paid, were as follows: EUR 0.15
for FY 2004.2005 EUR 0.30 for FY 2005.2006, EUR 0.48

PROPOSAL #O.4: Receive the special reports of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
of the French Commercial Code, approves said report
and the agreements referred to therein

PROPOSAL #O.5: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
the KPMG Audit as statutory Auditors for a 6 year
period

PROPOSAL #O.6: Appoint Mr. Denis Marange as the                            ISSUER          YES          FOR               FOR
Deputy Auditor for a 6  years period

PROPOSAL #O.7.: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 60.00 maximum number of shares to
 be acquired: 10% of the share capital, maximum funds
 invested in the share buybacks: EUR 255,186,386.00;
[authority expires at the end of the 18 months
period] and this authorization supersedes the
fraction unused of the authorizations granted by the
shareholders' meeting of 12 JUL 2007 in its
Resolution 5, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.8: Amend the Article 18 of the Bylaws                          ISSUER          YES          FOR               FOR

PROPOSAL #E.9: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed bylaw

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AISIN SEIKI CO.,LTD.
  TICKER:                N/A             CUSIP:     J00714105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Issuance of Share Acquisition                         ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AJINOMOTO CO.,INC.
  TICKER:                N/A             CUSIP:     J00882126
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AKZO NOBEL NV
  TICKER:                N/A             CUSIP:     N01803100
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Board of Management for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #3.a: Adopt the 2008 financial statements of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.b: Approve the allocation of loss                              ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Discussion on the dividend policy                           ISSUER          NO           N/A               N/A

PROPOSAL #3.d: Adopt the dividend proposal                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board of Management for the
performance of their duties in the FY 2008

PROPOSAL #4.b: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Supervisory Board for the performance
of their duties in the FY 2008

PROPOSAL #5.a: Approve to increase the number of                           ISSUER          YES          FOR               FOR
Members of the Board of Management from 4 to 5

PROPOSAL #5.b: Appoint Mr. L. W. Gunning to the Board                      ISSUER          YES          FOR               FOR
 of Management

PROPOSAL #6.: Approve the reduction in the number of                       ISSUER          YES          FOR               FOR
Supervisory Board Members from 9 to 8

PROPOSAL #7.a: Amend the short term incentive program                      ISSUER          YES          FOR               FOR
 for Board of Management

PROPOSAL #7.b: Amend the long term incentive program                       ISSUER          YES          FOR               FOR
for Board of Management

PROPOSAL #8.a: Authorize the Board of Management to                        ISSUER          YES          FOR               FOR
issue shares

PROPOSAL #8.b: Authorize the Board of Management to                        ISSUER          YES          FOR               FOR
restrict or exclude the pre-emptive rights of the
shareholders

PROPOSAL #9.: Authorize the Board of Management to                         ISSUER          YES          FOR               FOR
acquire common shares in the share capital of the
Company on behalf of the Company

PROPOSAL #10.: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AL EZZ STL REBARS S A E
  TICKER:                N/A             CUSIP:     M07095108
  MEETING DATE:          3/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          NO           N/A               N/A
on the Company's activity for the FYE 30 SEP 2008

PROPOSAL #2.: Approve the Auditor report of the                            ISSUER          NO           N/A               N/A
Company's financial statements for the FYE 30 SEP 2008

PROPOSAL #3.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements and profit distribution for the FYE 30 SEP
 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AL EZZ STL REBARS S A E
  TICKER:                N/A             CUSIP:     M07095108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          NO           N/A               N/A
during 2008

PROPOSAL #2.: Approve the Auditor report for the FYE                       ISSUER          NO           N/A               N/A
31 DEC 2008

PROPOSAL #3.: Approve the financial statements for                         ISSUER          NO           N/A               N/A
the FYE 31 DEC 2008

PROPOSAL #4.: Approve to release the Board of                              ISSUER          NO           N/A               N/A
Directors for the FYE 31 DEC 2008

PROPOSAL #5.: Approve to determine the allowances for                      ISSUER          NO           N/A               N/A
 sessions attendance for the Board of Directors

PROPOSAL #6.: Re-appoint the Auditor and approve to                        ISSUER          NO           N/A               N/A
determine his fees for the YE 31 DEC 2009

PROPOSAL #7.: Approve the compensation contracts made                      ISSUER          NO           N/A               N/A
 in 2008 and authorize the Board of Directors to make
 compensation contracts for the year 2009 and to
issue guarantees from others in favor of Sister

PROPOSAL #8.: Approve the donations accepted by Board                      ISSUER          NO           N/A               N/A
 of Directors during 2008 and authorize the Board to
donate during 2009 and its limits

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALCATEL-LUCENT
  TICKER:                ALU             CUSIP:     013904305
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1: APPROVAL OF THE FINANCIAL STATEMENTS                         ISSUER          YES          FOR               FOR
FOR FISCAL YEAR ENDED DECEMBER 31, 2008.

PROPOSAL #O2: APPROVAL OF THE CONSOLIDATED FINANCIAL                       ISSUER          YES          FOR               FOR
STATEMENTS FOR FISCAL YEAR ENDED DECEMBER 31, 2008.

PROPOSAL #O3: RESULTS FOR FISCAL YEAR - APPROPRIATION.                     ISSUER          YES          FOR               FOR

PROPOSAL #O4: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PHILIPPE CAMUS AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O5: RATIFICATION OF THE APPOINTMENT OF BEN                       ISSUER          YES          FOR               FOR
VERWAAYEN AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O6: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
STUART E. EIZENSTAT AS MEMBER OF THE BOARD OF
DIRECTORS.

PROPOSAL #O7: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
LOUIS R. HUGHES AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O8: RATIFICATION OF THE APPOINTMENT OF JEAN                      ISSUER          YES          FOR               FOR
 C. MONTY AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O9: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
OLIVIER PIOU AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O10: RENEWAL OF THE TERM OF OFFICE OF                            ISSUER          YES          FOR               FOR
SYLVIA JAY AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O11: RENEWAL OF THE TERM OF OFFICE OF JEAN-                      ISSUER          YES          FOR               FOR
CYRIL SPINETTA AS MEMBER OF THE BOARD OF DIRECTORS.

PROPOSAL #O12: APPROVAL OF REGULATED AGREEMENT WHICH                       ISSUER          YES          FOR               FOR
REMAINED IN FORCE DURING THE FISCAL YEAR.

PROPOSAL #O13: APPROVAL OF THE COMMITMENTS IN FAVOR                        ISSUER          YES        AGAINST           AGAINST
OF THE CHAIRMAN, ENTERED INTO ACCORDING TO ARTICLE L.
 225-42-1 OF THE FRENCH COMMERCIAL CODE WITH RESPECT
TO THE ALLOCATION OF RESTRICTED STOCK UNITS.

PROPOSAL #O14: APPROVAL OF THE COMMITMENTS IN FAVOR                        ISSUER          YES        AGAINST           AGAINST
OF THE CEO, ENTERED INTO ACCORDING TO ARTICLE L. 225-
42-1 OF THE FRENCH COMMERCIAL CODE WITH RESPECT TO
THE ALLOCATION OF RESTRICTED STOCK UNITS AND STOCK

PROPOSAL #O15: APPROVAL OF THE COMMITMENTS IN FAVOR                        ISSUER          YES          FOR               FOR
OF THE CEO, ENTERED INTO ACCORDING TO ARTICLE L. 225-
42-1 OF THE FRENCH COMMERCIAL CODE WITH RESPECT TO
THE PENSION BENEFITS.

PROPOSAL #O16: AUTHORIZATION TO BE GIVEN TO THE BOARD                      ISSUER          YES          FOR               FOR
 OF DIRECTORS TO ALLOW THE COMPANY TO PURCHASE AND
SELL ITS OWN SHARES.

PROPOSAL #E17: AUTHORIZATION TO BE GIVEN TO THE BOARD                      ISSUER          YES          FOR               FOR
 OF DIRECTORS TO REDUCE THE SHARE CAPITAL OF THE
COMPANY BY CANCELLATION OF THE TREASURY SHARES.

PROPOSAL #E18: DELEGATION OF AUTHORITY TO BE GIVEN TO                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS TO PROCEED WITH THE ISSUE
WITHOUT CANCELLATION OF PREFERENTIAL SUBSCRIPTION
RIGHTS OF ORDINARY SHARES AND OF SECURITIES
CONFERRING AN IMMEDIATE OR FUTURE RIGHT TO THE SHARE
CAPITAL OF THE COMPANY OR OF ITS AFFILIATES.

PROPOSAL #E19: DELEGATION OF AUTHORITY TO BE GIVEN TO                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS TO PROCEED WITH THE ISSUE
WITH CANCELLATION OF PREFERENTIAL SUBSCRIPTION
RIGHTS, OF (I) ORDINARY SHARES AND ANY SECURITIES
CONFERRING AN IMMEDIATE OR FUTURE RIGHT TO THE SHARE
CAPITAL OF THE COMPANY OR OF ITS AFFILIATES, OR OF
(II) COMPANY ORDINARY SHARES WHICH CONFERS A RIGHT TO
 THE ISSUANCE OF SECURITIES TO BE ISSUED BY
SUBSIDIARIES, INCLUDING FOR THE PURPOSES OF
REMUNERATING SECURITIES THAT ARE TENDERED IN

PROPOSAL #E20: DELEGATION OF AUTHORITY TO BE GIVEN TO                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS TO CARRY OUT A SHARE CAPITAL
INCREASE TO REMUNERATE CONTRIBUTIONS IN KIND OF
CAPITAL STOCK OR MARKETABLE SECURITIES GIVING ACCESS
TO THE CAPITAL OF THIRD-PARTY COMPANIES.

PROPOSAL #E21: AGGREGATE LIMIT TO THE AMOUNT OF                            ISSUER          YES          FOR               FOR
ISSUANCES CARRIED OUT BY VIRTUE OF THE 18TH, 19TH,
AND 20TH RESOLUTIONS.

PROPOSAL #E22: DELEGATION OF AUTHORITY TO BE GIVEN TO                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL
 OF THE COMPANY BY INCORPORATION OF RESERVES, PROFITS
 OR PREMIUMS.

PROPOSAL #E23: DELEGATION OF AUTHORITY TO BE GIVEN TO                      ISSUER          YES          FOR               FOR
 THE BOARD OF DIRECTORS TO DECIDE ON THE DISPOSAL OR
INCREASE OF SHARE CAPITAL BY THE ISSUANCE OF SHARES
RESERVED TO THE PARTICIPANTS IN A COMPANY SAVINGS

PROPOSAL #E24: POWERS.                                                     ISSUER          YES          FOR               FOR

PROPOSAL #E25: AMENDMENTS OR NEW RESOLUTIONS PROPOSED                      ISSUER          YES          FOR               FOR
 AT THE MEETING. (IF YOU CAST YOUR VOTE IN FAVOR OF
RESOLUTION 25, YOU ARE GIVING DISCRETION TO THE
CHAIRMAN OF THE MEETING TO VOTE FOR OR AGAINST ANY
AMENDMENTS OR NEW RESOLUTIONS THAT MAY BE PROPOSED).

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALFRESA HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J0109X107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLIANZ SE, MUENCHEN
  TICKER:                N/A             CUSIP:     D03080112
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual                          ISSUER          NO           N/A               N/A
Financial Statements and the approved Consolidated
Financial Statements as of and for the fiscal year
ended December 31, 2008, and of the Management
Reports for Allianz SE and for the Group, the
Explanatory Report on the information pursuant to
paragraph 289 (4), paragraph 315 (4) of the German
Commercial Code (Handelsgesetzbuch) as well as the
Report of the Supervisory Board for the fiscal year

PROPOSAL #2.: Appropriation of net earnings                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Management Board

PROPOSAL #4.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorization to acquire treasury                            ISSUER          YES          FOR               FOR
shares for trading purposes

PROPOSAL #7.: Authorization to acquire and utilize                         ISSUER          YES          FOR               FOR
treasury shares for other purposes

PROPOSAL #8.: Authorization to use derivatives in                          ISSUER          YES          FOR               FOR
connection with the acquisition of treasury shares
pursuant to Paragraph 71 (1) no. 8 of the German
Stock Corporation Act (Aktiengesetz)

PROPOSAL #9.: Amendment to the Statutes in accordance                      ISSUER          YES          FOR               FOR
 with Paragraph 67 German Stock Corporation Act
(Aktiengesetz)

PROPOSAL #10.A: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Cancellation of provisions regarding the first
Supervisory Board

PROPOSAL #10.B: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Anticipatory resolutions on the planned Law on the
Implementation of the Shareholder Rights Directive
(Gesetz zur Umsetzung der Aktionaersrechterichtlinie)

PROPOSAL #11.: Approval of control and profit                              ISSUER          YES          FOR               FOR
transfer agreement between Allianz SE and Allianz
Shared Infrastructure Services SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALMOST FAMILY, INC.
  TICKER:                AFAM            CUSIP:     020409108
  MEETING DATE:          10/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM B. YARMUTH                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN B. BING                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DONALD G. MCCLINTON                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: TYREE G. WILBURN                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JONATHAN D. GOLDBERG                                 ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: W. EARL REED III                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: HENRY M. ALTMAN, JR.                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
COMPANY.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDMENT OF                         ISSUER          YES        AGAINST           AGAINST
THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMPANY COMMON STOCK.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALTRIA GROUP, INC.
  TICKER:                MO              CUSIP:     02209S103
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ELIZABETH E.                           ISSUER          YES          FOR               FOR
BAILEY
PROPOSAL #1B: ELECTION OF DIRECTOR: GERALD L. BALILES                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DINYAR S. DEVITRE                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS F. FARRELL                      ISSUER          YES          FOR               FOR
 II

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT E. R.                           ISSUER          YES          FOR               FOR
HUNTLEY

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS W. JONES                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: GEORGE MUNOZ                           ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: NABIL Y. SAKKAB                        ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MICHAEL E.                             ISSUER          YES          FOR               FOR
SZYMANCZYK

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS

PROPOSAL #03: STOCKHOLDER PROPOSAL 1 - MAKING FUTURE                     SHAREHOLDER       YES        ABSTAIN           AGAINST
AND/OR EXPANDED BRANDS NON-ADDICTIVE

PROPOSAL #04: STOCKHOLDER PROPOSAL 2 - FOOD                              SHAREHOLDER       YES        ABSTAIN           AGAINST
INSECURITY AND TOBACCO USE

PROPOSAL #05: STOCKHOLDER PROPOSAL 3 - ENDORSE HEALTH                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 CARE PRINCIPLES

PROPOSAL #06: STOCKHOLDER PROPOSAL 4 - CREATE HUMAN                      SHAREHOLDER       YES        ABSTAIN           AGAINST
RIGHTS PROTOCOLS FOR THE COMPANY AND ITS SUPPLIERS

PROPOSAL #07: STOCKHOLDER PROPOSAL 5 - SHAREHOLDER                       SHAREHOLDER       YES        AGAINST             FOR
SAY ON EXECUTIVE PAY

PROPOSAL #08: STOCKHOLDER PROPOSAL 6 - DISCLOSURE OF                     SHAREHOLDER       YES        ABSTAIN           AGAINST
POLITICAL CONTRIBUTIONS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINA LTD
  TICKER:                N/A             CUSIP:     Q0269M109
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the                         ISSUER          NO           N/A               N/A
reports of the Directors and the Auditor for the YE
31 DEC 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Donald M. Morley as a                          ISSUER          YES          FOR               FOR
Director who retires in accordance with the Company's
 constitution

PROPOSAL #3.B: Elect Mr. John Bevan as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth], the grant to Mr. John
Bevan, Chief Executive Officer of the Company, of
rights to acquire ordinary shares in the capital of
the Company in accordance with the terms contained in
 the Company's Long Term Incentive Plan, as specified

PROPOSAL #5.: Approve and adopt, pursuant to Sections                      ISSUER          YES          FOR               FOR
 136[2] and 648G of the Corporations Act 2001 [Cth],
the constitution submitted to this meeting as
specified as the Constitution of the Company in
substitution for and to the exclusion of the existing
 constitution of the Company

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  ISSUER:                AMAZON.COM, INC.
  TICKER:                AMZN            CUSIP:     023135106
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JEFFREY P. BEZOS                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TOM A. ALBERG                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN SEELY BROWN                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: L. JOHN DOERR                          ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM B. GORDON                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ALAIN MONIE                            ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS O. RYDER                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PATRICIA Q.                            ISSUER          YES          FOR               FOR
STONESIFER

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
AUDITORS FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMCOR LTD
  TICKER:                N/A             CUSIP:     Q03080100
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the reports of the Directors and the
Auditor in respect of the YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. Ernest John James Pope as                      ISSUER          YES          FOR               FOR
 a Director who retires by rotation in accordance
with Rule 63 of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. John Gordon Thorn as a                         ISSUER          YES          FOR               FOR
Director who retires by rotation in accordance with
Rule 63 of the Company's Constitution

PROPOSAL #3.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth] and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of 170,000 Performance Rights and 280,000
Options pursuant to the Company's Long Term Incentive
 Plan, as specified, and for the issue of ordinary
shares in the Company upon the exercise of those
Options and Performance Rights

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth], and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of up to 150,000 Share Rights pursuant to
the Company's Management Incentive Plan - Equity, as
specified and for the issue of ordinary shares in the
 Company upon the vesting of those Share Rights

PROPOSAL #5.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [included in the report of the Directors] for
 the YE 30 JUN 2008

PROPOSAL #6.: Approve the maximum aggregate amount                         ISSUER          YES          FOR               FOR
available for payment to the Non- Executive Directors
 of the Company in accordance with Rule 51 of the
Company's Constitution and the Australian Securities
Exchange Listing Rule 10.17, as remuneration for
their services, be increased by AUD 500,000 from an
amount not exceeding AUD 2,000,000 per annum to an
amount not exceeding AUD 2,500,000 per annum

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMEC PLC
  TICKER:                N/A             CUSIP:     G02604117
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Director's and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare the final dividend of 10.1p per                      ISSUER          YES          FOR               FOR
 share

PROPOSAL #3.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the remuneration policy set out                      ISSUER          YES          FOR               FOR
 in the Director's remuneration report

PROPOSAL #5.: Re-elect Mr. I.P. McHoul as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with Article 82 of the
Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. S.R. Thompson as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article 82
of the Articles of Association of the Company

PROPOSAL #7.: Re-elect Mr. N.A. Bruce as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with Article 82 of the
Articles of Association of the Company

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company

PROPOSAL #9.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985, to
make market purchases [Section 163(3)] of up to
maximum number of 33,259,712 ordinary shares of 50p
each in the capital of the Company, at a minimum
price of 50p and up to 105% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; [Authority expires the
earlier of the conclusion of the AGM of the Company
held in 2010]; the Company, before the expiry, may
make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

PROPOSAL #11: Approve to renew the authority                               ISSUER          YES          FOR               FOR
conferred on the Directors by Article 7.2 of the
Articles of Association of the Company, until the
conclusion of AGM of the Company to be held in 2010
and for such period the Section 80 amount should be

PROPOSAL #S.12: Approve to renew the authority                             ISSUER          YES          FOR               FOR
conferred on the Directors by Article 7.3 of the
Articles of Association of the Company, until the
conclusion of AGM of the Company to be held in 2010
and for such period the Section 89 amount should be
GBP 8,314,928

PROPOSAL #S.13: Approve, with effect from 00.01 am on                      ISSUER          YES          FOR               FOR
 01 OCT 2009, to amend the Articles of Association of
 the Company as specified; and to adopt the amended
Articles of Association as the Articles of
Association of the Company in substitution for and to
 exclusion of the existing Articles of Association

PROPOSAL #S.14: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be not less than 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERICA MOVIL, S.A.B. DE C.V.
  TICKER:                AMX             CUSIP:     02364W105
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: APPOINTMENT OR, AS THE CASE MAY BE,                           ISSUER          YES        AGAINST           AGAINST
REELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS
OF THE COMPANY THAT THE HOLDERS OF THE SERIES L
SHARES ARE ENTITLED TO APPOINT. ADOPTION OF
RESOLUTION THEREON.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO EXECUTE                          ISSUER          YES          FOR             AGAINST
AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED
 BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERICAN EXPRESS COMPANY
  TICKER:                AXP             CUSIP:     025816109
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: D.F. AKERSON                           ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: C. BARSHEFSKY                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: U.M. BURNS                             ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: K.I. CHENAULT                          ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: P. CHERNIN                             ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J. LESCHLY                             ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: R.C. LEVIN                             ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R.A. MCGINN                            ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: E.D. MILLER                            ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: S.S REINEMUND                          ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R.D. WALTER                            ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: R.A. WILLIAMS                          ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: ADVISORY (NON-BINDING) VOTE APPROVING                        ISSUER          YES          FOR               FOR
EXECUTIVE COMPENSATION.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING FOR DIRECTORS.

PROPOSAL #05: SHAREHOLDER PROPOSAL RELATING TO THE                       SHAREHOLDER       YES        AGAINST             FOR
CALLING OF SPECIAL SHAREHOLDER MEETINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERICAN GREETINGS CORPORATION
  TICKER:                AM              CUSIP:     026375105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES A. RATNER                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JERRY SUE THORNTON                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY WEISS                                        ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVING AN AMENDMENT TO THE AMERICAN                       ISSUER          YES        AGAINST           AGAINST
GREETINGS 2007 OMNIBUS INCENTIVE COMPENSATION PLAN TO
 INCREASE THE NUMBER OF COMMON SHARES AVAILABLE FOR
ISSUANCE THEREUNDER FROM 3,500,000 (2,800,000 CLASS A
 COMMON SHARES AND 700,000 CLASS B COMMON SHARES) TO
5,500,000 (4,400,000 CLASS A COMMON SHARES AND
1,100,000 CLASS B COMMON SHARES)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERICA'S CAR-MART, INC.
  TICKER:                CRMT            CUSIP:     03062T105
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: TILMAN FALGOUT, III                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN DAVID SIMMONS                                   ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: WILLIAM M. SAMS                                      ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: WILLIAM H. HENDERSON                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DANIEL J. ENGLANDER                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: WILLIAM A. SWANSTON                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERIPRISE FINANCIAL, INC.
  TICKER:                AMP             CUSIP:     03076C106
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WARREN D. KNOWLTON                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JEFFREY NODDLE                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT F. SHARPE,                      ISSUER          YES          FOR               FOR
 JR.

PROPOSAL #02: PROPOSAL TO RATIFY THE AUDIT                                 ISSUER          YES          FOR               FOR
COMMITTEE'S SELECTION OF ERNST & YOUNG LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMERISOURCEBERGEN CORPORATION
  TICKER:                ABC             CUSIP:     03073E105
  MEETING DATE:          2/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD C. GOZON                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL J. LONG                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J. LAWRENCE WILSON                     ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF ERNST                      ISSUER          YES          FOR               FOR
 & YOUNG LLP AS AMERISOURCEBERGEN'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR

PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE                                 ISSUER          YES          FOR               FOR
AMERISOURCEBERGEN CORPORATION 2002 MANAGEMENT STOCK
INCENTIVE PLAN AND APPROVAL OF THE PLAN, AS AMENDED.

PROPOSAL #4: STOCKHOLDER PROPOSAL TO REDEEM COMPANY'S                    SHAREHOLDER       YES          FOR             AGAINST
 POISON PILL.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMKOR TECHNOLOGY, INC.
  TICKER:                AMKR            CUSIP:     031652100
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES J. KIM                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROGER A. CAROLIN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WINSTON J. CHURCHILL                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN T. KIM                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHEN G. NEWBERRY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN F. OSBORNE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES W. ZUG                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF OUR                       ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
 YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, subject to the passing of the                        ISSUER          YES        AGAINST           AGAINST
Ordinary Resolution 1, Clause 3(33) of the Memorandum
 of Association of the Company by the inclusion of
the words as specified, and authorize the Directors
of the Company to do all such acts and things and to
take all such steps that are necessary to give full
effect to the proposed amendment

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES        AGAINST           AGAINST
passing of the special resolution and approvals of
all relevant authorities for the Proposed ESS being
obtained: i) to establish an Executives' Share Scheme
 for the benefit of the eligible executives and
Executive Directors of AHB and its subsidiaries
[excluding subsidiaries which are dormant] [AHB
Group] who fulfill certain specified conditions of
eligibility for participation in the Proposed ESS
[Eligible Executives] and to implement and administer
 the same in accordance with the By-Laws of the
Proposed ESS as specified [By-Laws]; ii) to appoint a
 trustee to facilitate the implementation of the
Proposed ESS; iii) authorize and procure any one or
more of the subsidiaries of the Company to provide,
to the extent permitted By Laws, assistance
[financial or otherwise] from time to time if
required to enable the trustee to subscribe for
and/or acquire new or existing ordinary shares in the
 Company [Shares]; iv) to allot and issue and/or
procure the transfer of such number of new or
existing Shares [Scheme Share] from time to time as
may be required for the purpose of the Proposed ESS,
provided that the total number of Scheme Shares to be
 allotted and issued and/or transferred shall not
exceed 15% in aggregate of the total issued and paid-
up ordinary share capital of the Company at any point
 of time throughout the duration of the Proposed ESS;
 v) to make the necessary applications to Bursa
Malaysia Securities Berhad [Bursa Securities] for
permission to deal in and for the listing and
quotation of the new Shares that may hereafter from
time to time be allotted and issued pursuant to the
Proposed ESS; and vi) to do all such acts, execute
all such documents and to enter into all such
transactions, arrangements and agreements, deeds or
undertakings and to make such rules or regulations,
or impose such terms and conditions or delegate part
of its power as may be necessary or expedient in
order to give full effect to the Proposed ESS and the
 terms of the By-Laws and to assent to any condition,
 variation, modification and/or amendment as may be
imposed by and/or agreed with the relevant
authorities; and authorize the Directors of the
Company to give effect to the Proposed ESS with full
power to modify and/or amend the By-Laws from time to
 time as may be required or deemed necessary in
accordance with the provisions of the By-Laws
relating to amendments and/or modifications and to
assent to any condition, variation, modification
and/or amendment as may be necessary or expedient

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of the Special Resolution and
 Ordinary Resolution 1 above and the approvals of all
 the relevant authorities for the proposed
establishment of an executives share scheme of up to
15% of the issued and paid-up ordinary share capital
of the Company, from time to time and at any time
procure the offering and the allocation to Mr. Cheah
Tek Kuang, the Group Managing Director of the
Company, of such number of new or existing ordinary
shares in the Company [Shares] which will be vested
in him at a specified future date as well as options
which, upon exercise, will entitle him to obtain
Shares at a specified future date and at a pre-
determined price and to allot and issue and/or
transfer such number of Shares to him from time to
time, all in accordance with the By-Laws as specified

PROPOSAL #3.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Amcorp Group Berhad
and any of its subsidiary and/or Associated Companies
 [Amcorp Group] which are necessary for the day-to-
day operations of the Company and/or of its
subsidiaries in the ordinary course of business on
terms not more favourable to Amcorp Group than those
generally available to the public and which are not
detrimental to the minority shareholders of the
Company, particulars of which are as specified and
continue in force until the conclusion of the next
AGM of the Company and that disclosure be made in the
 annual report of the Company of the aggregate value
of such transactions conducted pursuant to the
shareholders' mandate granted during the FY and
authorize the Directors of the Company to complete
and do all such acts and things as they may consider
expedient or necessary or in the interests of the
Company and/or its subsidiaries and to give effect to
 the transactions contemplated and/or authorised by
this resolution

PROPOSAL #4.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with AMDB Berhad and any of
 its subsidiary and/or associated companies [AMDB
Group] which are necessary for the day-to-day
operations of the Company and/or its subsidiaries in
the ordinary course of business on terms not more
favourable to AMDB Group than those generally
available to the public and which are not detrimental
 to the minority shareholders of the Company,
particulars of which are as specified, and continue
in force until the conclusion of the next AGM of the
Company and that disclosure be made in the annual
report of the Company of the aggregate value of such
transactions conducted pursuant to the shareholders'
mandate granted during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this
resolution

PROPOSAL #5.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Australia and New
Zealand Banking Group Limited and any of its
subsidiary and/or associated companies [ANZ Group]
which are necessary for the day-to-day operations of
the Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
ANZ Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified and continue in force until the
conclusion of the next AGM of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted herein during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

PROPOSAL #6.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Unigaya Protection
System Sdn Bhd and any of its subsidiary and/or
Associated Companies [Unigaya Group] which are
necessary for the day-to-day operations of the
Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
Unigaya Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified and continue in force until the
conclusion of the next AGM of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted during the FY and authorize the Directors of
the Company to complete and do all such acts and
things as they may consider expedient or necessary or
 in the interests of the Company and/or its
subsidiaries and to give effect to the transactions
contemplated and/or authorised by this resolution

PROPOSAL #7.: Approve to renew, the shareholders'                          ISSUER          YES          FOR               FOR
mandate for the Company and/or its subsidiaries to
enter into recurrent related party transactions of a
revenue or trading nature with Modular Corp (M) Sdn
Bhd and any of its subsidiary and/or associated
companies [Modular Group] which are necessary for the
 day-to-day operations of the Company and/or its
subsidiaries in the ordinary course of business on
terms not more favourable to Modular Group than those
 generally available to the public and which are not
detrimental to the minority shareholders of the
Company, particulars of which are as specified, and
continue in force until the conclusion of the next
annual general meeting of the Company and that
disclosure be made in the annual report of the
Company of the aggregate value of such transactions
conducted pursuant to the shareholders' mandate
granted herein during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

PROPOSAL #8.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature with
Australia and New Zealand Banking Group Limited and
any of its subsidiary and/or Associated Companies
[ANZ Group] which are necessary for the day-to-day
operations of the Company and/or its subsidiaries in
the ordinary course of business on terms not more
favourable to ANZ Group than those generally
available to the public and which are not detrimental
 to the minority shareholders of the Company,
particulars of which are as specified, such approval
to continue in force until the conclusion of the next
 AGM of the Company and that disclosure be made in
the annual report of the Company of the aggregate
value of such transactions conducted pursuant to the
shareholders' mandate granted herein during the FY
and authorize the Directors of the Company to
complete and do all such acts and things as they may
consider expedient or necessary or in the interests
of the Company and/or its subsidiaries and to give
effect to the transactions contemplated and/or
authorised by this resolution

PROPOSAL #9.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature with
Cuscapi Berhad and any of its subsidiary and/or
Associated Companies [Cuscapi Group] which are
necessary for the day-to-day operations of the
Company and/or its subsidiaries in the ordinary
course of business on terms not more favourable to
Cuscapi Group than those generally available to the
public and which are not detrimental to the minority
shareholders of the Company, particulars of which are
 as specified, such approval to continue in force
until the conclusion of the next AGM of the Company
and that disclosure be made in the annual report of
the Company of the aggregate value of such
transactions conducted pursuant to the shareholders'
mandate granted during the FY and authorize the
Directors of the Company to complete and do all such
acts and things as they may consider expedient or
necessary or in the interests of the Company and/or
its subsidiaries and to give effect to the
transactions contemplated and/or authorised by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve a first and final dividend of                        ISSUER          YES          FOR               FOR
6.0% less tax for the FYE 31 MAR 2008

PROPOSAL #3.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 36,000 per annum for each Director for
the FYE 31 MAR 2008

PROPOSAL #4.: Re-elect Mr. Y. Bhg Dato' Azlan Hashim                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation pursuant to
Article 89 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Y. Bhg Tan Sri Datuk Dr                         ISSUER          YES          FOR               FOR
Aris Osman @ Othman as a Director, who retires by
rotation pursuant to Article 89 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Mr. Y. Bhg Dato' Izham Mahmud                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation pursuant to
Article 89 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Soo Kim Wai as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation pursuant to Article 89 of
the Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Alexander Vincent Thursby,                      ISSUER          YES          FOR               FOR
 who retires pursuant to Article 97 of the Company's
Articles of Association

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young, the                        ISSUER          YES          FOR               FOR
retiring Auditors, and authorize the Directors to
determine their remuneration

PROPOSAL #10.: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
subject to the approvals from the relevant
authorities, where such approval is necessary,
pursuant to Section 132D of the Companies Act, 1965,
to issue shares in the capital of the Company at any
time upon such terms and conditions and for such
purposes as the Directors, may, in their discretion,
deem fit provided that the aggregate number of shares
 to be issued pursuant to this resolution does not
exceed 10% of the issued share capital of the Company
 for the time being

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMMB HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y0122P100
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
Proposed Special Issue being obtained, to increase
the issued and paid-up share capital of the Company
by way of a special issue of 96,300,000 new Shares
[Special Issue Shares] to eligible Bumiputera
shareholders of the Company to be identified and
determined by the Directors [Identified Bumiputera
Shareholders], at an issue price to be determined and
 announced by the Directors, which issue price shall
be payable in full upon application for such Special
Issue Shares being made by the Identified Bumiputera
Shareholders in response to the invitation by the
Company to participate in the Proposed Special Issue;
 deal with any Special Issue Shares which are not
applied for by any invited Identified Bumiputera
Shareholders in such manner as the Directors shall in
 their discretion deem fit and expedient in the
interests of the Company; and fix the issue price of
the Special Issue Shares whereby the Special Issue
Shares shall be priced at a discount of between 15%
and 20% [both amounts inclusive] to the 5 day volume
weighted average market price of the Company's shares
 immediately preceding the price fixing date to be
determined later by the Directors, the issue price of
 the Special Issue Shares shall not in any event be
less than the par value of the Company's shares of
MYR 1.00; the Special Issue Shares shall, upon
allotment and issue, rank pari passu in all respects
with the then existing Shares of the Company except
that they will not be entitled to any dividend
declared in respect of the FYE 31 MAR 2009,
irrespective of the date on which such dividend is
declared, made or paid, nor will they be entitled to
any rights, allotments and / or other distributions,
if the Special Issue Shares are allotted and issued
after the entitlement date for such rights,
allotments or other distributions; to do all acts and
 things, execute such documents and enter into any
arrangements, agreements and / or undertakings with
any party or parties in any manner as they may deem
fit, necessary, and expedient or appropriate in order
 to implement, finalize and / or give full effect to
the proposed special issue with full power to assent
to any terms, conditions, variations, modifications
and / or amendments in any manner as may be agreed to
 / required by any relevant authorities or as a
consequence of any such requirement or as may be
deemed necessary and / or expedient in the interests
of the Company including but not limited to selecting
 and identifying the Identified Bumiputera
Shareholders, inviting and making decisions on the
acceptance of the applications for and the allocation
 of the Special Issue Shares to the respective

PROPOSAL #2.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 passing of Ordinary Resolution 1 above and all the
relevant authorities to select Amcorp [a substantial
shareholder of the Company] as an Identified
Bumiputera Shareholder, to it satisfying the
eligibility criteria detailed in Section 2.4 of the
Circular to Shareholders dated 08 MAY 2009; to invite
 and accept an application by Amcorp for the Special
Issue Shares; and to allot to Amcorp up to 81,852,585
 special issue shares at the issue price as
determined in accordance with Ordinary Resolution 1

PROPOSAL #3.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 passing of Ordinary Resolution 1 above and all the
relevant authorities to select DAH [the Non-
Independent Non-Executive Deputy Chairman of the
Company and brother of Tan Sri Dato Azman Hashim, the
 Non-Independent Non-Executive Chairman of the
Company] as an Identified Bumiputera Shareholder,
subject to him satisfying the eligibility criteria
detailed in Section 2.4 of the Circular to
Shareholders dated 08 MAY 2009; to invite and accept
an application by DAH for the Special Issue Shares;
to allot to DAH up to 215,684 Special Issue Shares
[being equal to the number of Shares DAH holds in the
 Company as at 15 APR 2009] or up to such other
number of Special Issue Shares, as is equal to the
number of Shares that DAH holds in the Company as at
the cut-off date to be announced for determining
eligibility for the proposed special issue [the Cut-
Off Date], at the issue price as determined in
accordance with Ordinary Resolution 1 above; and d]
in the event that DAH applies for Special Issue
Shares in excess of the number of Shares that he
holds in the Company as at the Cut-Off Date and there
 are unallocated Special Issue Shares, to allot such
number of additional Special Issue Shares to DAH as
the Directors may at their discretion decide in such
a manner as they think fit and in the interests of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMR CORPORATION
  TICKER:                AMR             CUSIP:     001765106
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GERARD J. ARPEY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN W. BACHMANN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID L. BOREN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARMANDO M. CODINA                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAJAT K. GUPTA                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALBERTO IBARGUEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANN M. KOROLOGOS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL A. MILES                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PHILIP J. PURCELL                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAY M. ROBINSON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JUDITH RODIN                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MATTHEW K. ROSE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROGER T. STAUBACH                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION BY THE                         ISSUER          YES          FOR               FOR
AUDIT COMMITTEE OF ERNST & YOUNG LLP AS INDEPENDENT
AUDITORS FOR THE YEAR 2009

PROPOSAL #03: PROPOSAL TO APPROVE THE 2009 LONG TERM                       ISSUER          YES          FOR               FOR
INCENTIVE PLAN

PROPOSAL #04: STOCKHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING FOR THE ELECTION OF DIRECTORS

PROPOSAL #05: STOCKHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
SPECIAL SHAREHOLDER MEETINGS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO AMERN PLC
  TICKER:                N/A             CUSIP:     G03764134
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect Mr. David Challen                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Chris Fay                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir Rob Margetts                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir Mark Moody Stuart                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Fred Phaswana                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Mamphela Ramphele                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Peter Woicke                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #11.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #12.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve to disapply pre emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Grant authority to the purchase of                         ISSUER          YES          FOR               FOR
own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO IRISH BANK CORPORATION PLC, DUBLIN
  TICKER:                N/A             CUSIP:     G03815118
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized the                       ISSUER          YES          FOR               FOR
share capital of the Company, subject to Resolutions
2, 3, 4 and 5 being duly passed, from EUR 242,000,000
 divided into 1,200,000,000 ordinary shares of EUR
0.16 each and 50,000,000 Non-Cumulative Preference
Shares of EUR 1.00 each, GBP 50,000,000 divided into
50,000,000 Non-Cumulative Preference Shares of GBP
1.00 each and USD 50,000,000 divided into 50,000,000
Non-Cumulative Preference Shares of USD 1.00 each to
EUR 482,000,000 divided into 1,200,000,000 Ordinary
Shares of EUR 0.16 each, 50,000,000 Non-Cumulative
Preference Shares of EUR 1.00 each and 1,500,000,000
perpetual 2009 Non-Cumulative Redeemable Preference
Shares of EUR 0.16 each, GBP 50,000,000 divided into
50,000,000 Non-Cumulative Preference Shares of GBP
1.00 each and USD 50,000,000 divided into 50,000,000
Non-Cumulative Preference Shares of USD 1.00 each by
the creation of 1,500,000,000 perpetual 2009 Non-
Cumulative Redeemable Preference Shares of EUR 0.16
each, and amend Clause 4 of the Memorandum of
Association of the Company accordingly

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
Resolutions 1, 3, 4 and 5 being duly passed, for the
purposes of Section 20 of the Companies [Amendment]
Act 1983 [the 1983 Act], to allot and issue relevant
securities [as defined by the said Section 20] up to
an amount equal to the authorized but unissued share
capital of the Company as at the close of business on
 16 JAN 2009 and to allot and issue any shares
purchased by the Company pursuant to the provisions
of the Companies Act 1990 [the 1990 Act] and held as
treasury shares [as defined by Section 209 of the
1990 Act] [Treasury Shares]; [Authority shall expire
on 15 JAN 2014]; and the Company may before such date
 make any offers or agreements which would or might
require any such securities to be allotted or issued
after such expiry and the Directors may allot and
issue any such securities in pursuance of such offers
 or agreements as if the power conferred hereby had
not expired

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
Resolutions 1, 2, 4 and 5 being duly passed, for the
purposes of Section 24 of the 1983 Act, to allot
equity securities for cash pursuant to, and in
accordance with, Article 8(b) of the Articles of
Association of the Company [being the Articles
proposed to be adopted pursuant to Resolution 4];
[Authority expires earlier of the date of the AGM of
the Company after the passing of this resolution or
30 APR 2009]; or renewed in accordance with the
provisions of the 1983 Act and Article 8(b)

PROPOSAL #S.4: Adopt, subject to Resolutions 1, 2, 3                       ISSUER          YES          FOR               FOR
and 5 being duly passed, the regulations produced at
the EGM [as specified], the new Articles of
Association of the Company in substitution for and to
 the exclusion of the existing Articles of Association

PROPOSAL #5.: Approve, subject to Resolutions 1, 2, 3                      ISSUER          YES          FOR               FOR
 and 4, being duly passed, the Minister holding 75%
of the Voting Rights [as specified] which arises in
the manner described in the Circular, without
triggering an obligation on the Minister under the
Takeover Rules to make a general offer for the
balance of the issued equity share capital and
transferable voting securities of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO PLATINUM LTD
  TICKER:                N/A             CUSIP:     S9122P108
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, together with the
report of the Auditors

PROPOSAL #2.1: Re-elect Mr. K D Dlamini as a Director                      ISSUER          YES        AGAINST           AGAINST
 of the Company

PROPOSAL #2.2: Re-elect Mr. B A Khumalo as a Director                      ISSUER          YES        AGAINST           AGAINST
 of the Company

PROPOSAL #2.3: Re-elect Mr. N F Nicolau as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #2.4: Re-elect Mr. B Nqwababa as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.5: Re-elect Mr. T A Wixley as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.: Appoint Deloitte & Touche as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office for the YE 31
DEC 2009 and appoint Graeme Berry as the Designated
Auditor

PROPOSAL #S.4: Authorize the Company and/or any of                         ISSUER          YES        AGAINST           AGAINST
its subsidiaries, in terms of Sections 85 and 89 of
the Companies Act 1973 as amended [the Companies Act]
 and in terms of the Listing Requirements of the JSE
Limited [the Listing Requirements], to acquire
ordinary shares of 10 cents each [Ordinary] issued by
 the Company, and/or conclude derivative transactions
 which may result in the purchase of ordinary shares
in terms of the Listings Requirements, it being
recorded that such Listings Requirements currently
require, inter alia, that: may make a general
repurchase of securities only if any such repurchases
 of ordinary shares shall be implemented on the main
Board of the JSE Limited [JSE] or any other stock
exchange on which the Company's shares are listed and
 on which the Company or any of its subsidiaries may
wish to implement any repurchases of ordinary shares
with the approval of the JSE and any other such Stock
 Exchange, as necessary, not exceeding in aggregate
of 10% above the weighted average market price of
such shares over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM or 15 months]; any derivative
transactions which may result in the repurchase of
ordinary shares must be priced as follows: the strike
 price of any put option written by the Company may
not be at a price greater than or may be greater than
 that stipulated in this resolution at the time of
entering into the derivative agreement; the strike
price of any put option may be grater than that
stipulated in this resolution at the time of entering
 into the derivative agreement, but the Company may
not exceed that call option if it is more than 10%
out of the money; and the strike price of any forward
 agreement may be greater than that stipulated in
this resolution; when the Company and/or any of its
subsidiaries have cumulatively purchased 3% of the
number of ordinary shares in issue on the date of
passing of this special resolution [including the
delta equivalent of any such ordinary shares
underlying derivative transactions which may result
in the repurchase by the Company of ordinary shares]
and for each 3% in aggregate of the initial number of
 that class acquired thereafter an announcement must
be published as soon as possible and not later than
on the business day following the day on which the
relevant threshold is reached or exceeded, and the
announcement must comply with the Listing
Requirements; any general purchase by the Company
and/or any of its subsidiaries of the Company's
ordinary shares in issue shall not in aggregate in
any one FY exceed 20% of the Company's issued

PROPOSAL #S.5: Authorize, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolutions 6.3 and 6.4 and in accordance with
Section 38[2A] of the Companies Act, as amended, the
Company to provide financial assistance for the
purchase of or subscription for shares in respect of
the Anglo Platinum Bonus Share Plan [BSP] upon the
terms as specified

PROPOSAL #6O6.1: Approve, subject to the provisions                        ISSUER          YES        AGAINST           AGAINST
of the Companies Act, 1973, as amended, and the
Listings Requirements of the JSE Limited, to place
the authorized but unissued ordinary shares of 10
cents each in the share capital of the Company
[excluding for this purpose those ordinary shares
over which the Directors have been given specific
authority to meet the requirements of the Anglo
Platinum Share Option Scheme] under the control of
the Directors who are authorized, to allot and issue
shares in their discretion to such persons on such
terms and conditions and at such times as the
Directors may determine; [Authority expires at the
conclusion of the next AGM of the Company]

PROPOSAL #6O6.2: Approve the annual fees payable to                        ISSUER          YES          FOR               FOR
the Non-Executive Directors of the Company be
increased to ZAR 145,000 per annum; the annual fee
payable to the Deputy Chairman of the Board from the
rate of ZAR 230,000 per annum to ZAR 250,000 per
annum; the annual for payable to the Chairman of the
Board be increased from the rate of ZAR 800,000 per
annum to the rate of ZAR 1,000,000 per annum; the
annual fees payable to Non-Executive Directors for
serving on the Committees of the Board be as
specified: Audit Committee: Member's fee to increase
from ZAR 75,000 per annum to ZAR 80,000 per annum and
 Chairman's fee to increase from ZAR 110,000 per
annum to ZAR 115,000 per annum; Corporate Governance
Committee: Member's fee to increase from ZAR 55,000
per annum to ZAR 60,000 per annum and Chairman's fee
to increase from ZAR 90,000 per annum to ZAR 95,000
per annum; Nomination Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per
annum and Chairman's fee to increase from ZAR 90,000
per annum to ZAR 95,000 per annum; Remuneration
Committee: Member's fee to increase from ZAR 60,000
per annum to ZAR 65,000 per annum and Chairman's fee
to increase from ZAR 100,000 per annum to ZAR 105,000
 per annum; and Safety and Sustainable Development
Committee: Member's fee to increase from ZAR 55,000
per annum to ZAR 60,000 per annum and Chairman's fee
to increase from ZAR 90,000 per annum to ZAR 95,000
per annum; Transformation Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per
annum; Chairman's fee to increase from ZAR 90,000 per
 annum to ZAR 95,000 per annum

PROPOSAL #6O6.3: Approve and adopt the Bonus Share                         ISSUER          YES        AGAINST           AGAINST
Plan [Share Incentive Scheme] tabled at the meeting,
as formally approved by the JSE as specified and
authorize the Directors of the Company to take all
the requisite steps necessary to implement the Share
Incentive Scheme, the Bonus Share Plan Scheme rules
will be available for inspection to shareholders at
the registered office address of the Company, for a
period of 14 days prior to the AGM to be held on 30
MAR 2009

PROPOSAL #6O6.4: Approve, subject to the passing of                        ISSUER          YES        AGAINST           AGAINST
Resolution 6.3 and subject also to the provisions of
the Companies Act, 1973, as amended, and the Listings
 Requirements of the JSE Limited, the authorized but
unissued ordinary shares of 10 cents each in the
share capital of the Company comprising the ordinary
shares required to the purchased in the market and
allocated to participants in settlement of the Bonus
Share Plan be placed at the disposal of and directly
under the control of the Directors who are authorized
 to allot and issue such shares in their discretion
to such persons, on such terms and accordance and at
such times as the Directors may determine in
accordance with the rules of the Bonus Share Plan

PROPOSAL #6O6.5: Authorize any 1 Director or                               ISSUER          YES        AGAINST           AGAINST
Alternate Director of the Company to sign all such
documents and to do all such things as may be
necessary for or incidental to the implementation of
the above mentioned special and ordinary resolutions
to be proposed at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLOGOLD ASHANTI LTD
  TICKER:                N/A             CUSIP:     S04255196
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.O.1: Adoption of the financial statements.                     ISSUER          YES          FOR               FOR

PROPOSAL #2.O.2: Re-appoint Ernst & Young Inc. as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company.

PROPOSAL #3.O.3: Re-elect Mr. RP Edey as a Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #4.O.4: General authority to directors to                         ISSUER          YES          FOR               FOR
allot and issue ordinary shares.

PROPOSAL #5.O.5: Authority to Directors to issue                           ISSUER          YES          FOR               FOR
ordinary shares for cash.

PROPOSAL #6.O.6: Increase in non-executive directors'                      ISSUER          YES          FOR               FOR
 fees.

PROPOSAL #7.O.7: General authority to directors to                         ISSUER          YES          FOR               FOR
issue convertable bonds.

PROPOSAL #8.S.1: Increase in share capital.                                ISSUER          YES          FOR               FOR

PROPOSAL #9.S.2: Amendments to the company's Articles                      ISSUER          YES          FOR               FOR
 of Association.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANHEUSER-BUSCH INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B6399C107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Management report by the Board of                            ISSUER          NO           N/A               N/A
Directors on the accounting year ending on 31 DEC 2008

PROPOSAL #2.: Report by the Statutory Auditor on the                       ISSUER          NO           N/A               N/A
accounting year ending on 31 DEC 2008

PROPOSAL #3.: Communication of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts relating to the accounting year
ending on 31 DEC 2008

PROPOSAL #4.: Approve the statutory annual accounts                        ISSUER          NO           N/A               N/A
relating to the accounting year ended on 31 DEC 2008,
 including the allocation of the result the dividend
will be payable as from 05 MAY 2009

PROPOSAL #5.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
the performance of their duties during the accounting
 year ending on 31 DEC 2008

PROPOSAL #6.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for the performance of his duties during the
accounting year ending on 31 DEC 2008

PROPOSAL #7.A: Amend the Executive remuneration                            ISSUER          NO           N/A               N/A
policy, applicable as from 2009, this document can be
 reviewed as indicated at the end of this notice

PROPOSAL #7.B: Approve the specific one-time granting                      ISSUER          NO           N/A               N/A
 of stock options and shares

PROPOSAL #8.A: Approve to change the control                               ISSUER          NO           N/A               N/A
provisions relating to the emtnprogram

PROPOSAL #8.B: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions relating to the US dollar notes

PROPOSAL #9.A: Special report by the Board of                              ISSUER          NO           N/A               N/A
Directors on the issuance of subscription rights and
the exclusion of the preference right of the existing
 shareholders in favour of specific persons, drawn up
 in accordance with Articles 583,596 and 598 of the
companies code

PROPOSAL #9.B: Special report by the statutory                             ISSUER          NO           N/A               N/A
Auditor on the exclusion of the preference right of
the existing shareholders in favour of specific
persons, Drawn up in accordance with Articles 596 and
 598 of the companies code

PROPOSAL #9.C: Approve the excluding the preference                        ISSUER          NO           N/A               N/A
right of the existing shareholders in relation to the
 issuance of subscription rights in favour of all
current directors of the Company, as well as former
Directors of the company, as identified in the report
 referred under item(a) as specified

PROPOSAL #9.D: Approve the issuance of a maximum                           ISSUER          NO           N/A               N/A
number of 1,250,000 subscription rights and
determining their terms and conditions [as such terms
 and conditions are appended to report referred under
 item (a) above]

PROPOSAL #9.E: Approve to increase the capital of the                      ISSUER          NO           N/A               N/A
 Company, under the condition precedent and to the
extent of the exercise of the subscription rights,
for a maximum amount equal to the number of
subscription rights multiplied by their exercise
price and allocation of the issuance premium to an
account not available for distribution

PROPOSAL #9.F.i: Authorize the nomination Committee                        ISSUER          NO           N/A               N/A
to determine the effective total number of
subscription rights to be offered and the individual
number of subscription rights to be offered to each
of the Directors and former Directors

PROPOSAL #9.Fii: Authorize the two Directors acting                        ISSUER          NO           N/A               N/A
jointly to have recorded by notarial deed the
exercise of the subscription rights, the
corresponding increase of the capital, the number of
new shares issued, the resulting modification to the
Articles of Association and the allocation of the
issuance premium to an account not available for

PROPOSAL #10.A: Special report by the Board of                             ISSUER          NO           N/A               N/A
Directors on the authorized capital, drawn up in
accordance with article 604 of the Companies code

PROPOSAL #10.B: Approve to cancel the unused portion                       ISSUER          NO           N/A               N/A
of the existing authorized capital, granting a new
authorization to the Board of Directors to increase
the capital in accordance with Article 6 of the
Articles of Association, in one or more transactions,
 by the issuance of a number of shares, or financial
instruments giving right to a number of shares, which
 will represent not more than 3pct of the shares
issued as at 28 APR 2009, and modifying Article 6 of
the articles of Association accordingly; such
authorization is granted for a period of five years
as from the date of publication of this modification
to the Articles of Association in the belgian state
journal [moniteur belge belgisch staatsblad]

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase the company's own shares, as such
authorization and its terms and conditions are
provided for by Article 10, indent 1, of the Articles
 of Association, and amending Article 10, indent 2 of
 the Articles of Association accordingly; such
authorization is granted for a period of five years
as from 28 APR 2009

PROPOSAL #12.: Authorize Mr. Benoit Loore, VP legal                        ISSUER          NO           N/A               N/A
Corporate, with power to substitute and without
prejudice to other delegtions of powers to the extent
 applicable, for (i) the restatements of the Articles
 of Association as a result of all changes referred
to above, the signing of the restated Articles of
Association and their filings with the clerk's office
 of the commercial court of brussels,(ii) the filing
with the same clerk's office of the resolutions
referred under item 8 above and (iii) any other
filings and publication formalities in relation to
the above resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANTOFAGASTA P L C
  TICKER:                N/A             CUSIP:     G0398N128
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the reports of the                         ISSUER          YES        AGAINST           AGAINST
Directors' and the Auditors' and the financial
statements for the YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the remuneration                         ISSUER          YES        AGAINST           AGAINST
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. C H Bailey as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. R F Jara as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. G S Menendez as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company and authorize the Directors to fix
 their remuneration

PROPOSAL #8.: Authorize the capital of the Company be                      ISSUER          YES          FOR               FOR
 increased from GBP 67,000,000 to GBP 85,000,000 by
the creation of 360,000,000 ordinary shares of 5p each

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot relevant securities [as specified in the
Companies Act 1985] up to an aggregate nominal amount
 of GBP 16,430,945; and relevant securities
comprising equity securities [as specified in the
Companies Act 1985] up to an aggregate nominal amount
 of GBP 32,861,890 [such amount to be reduced by the
aggregate nominal amount of relevant securities
issued under Paragraph [A] of this resolution in
connection with an offer by way of a rights issue:
[i] to ordinary shareholders in proportion [as nearly
 as may be practicable] to their existing holdings;
and [ii] to holders of other equity securities as
required by the rights of those securities or,
subject to such rights, as the Directors otherwise
consider necessary, and so that the Directors' may
impose any limits or restrictions and make any
arrangements which they consider necessary or
appropriate to deal with treasury shares, fractional
entitlements, record dates, legal, regulatory or
practical problems in, or under the laws of, any
territory or any other matter, such authorities to
apply until the end of the Company's next AGM to be
held in 2010 [or, if earlier, until the close of
business on 30 JUN 2010] but, in each case, so that
the Company may make offers and enter into agreements
 before the authority expires which would, or might,
require relevant securities to be allotted after the
authority expires and the Directors may allot
relevant securities under any such offer or agreement

PROPOSAL #S.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities [as specified in the Companies Act
1985] for cash pursuant to the authority granted by
Resolution 9 and where the allotment constitutes an
allotment of equity securities by virtue of Section
94[3A] of the Companies Act 1985, in each case free
of the restriction in Section 89[1] of the Companies
Act 1985, such power to be limited: [A] to the
allotment of equity securities in connection with an
offer of equity securities [but in the case of
allotment pursuant to the authority granted by
Paragraph [B] of Resolution 9, such power shall be
limited to the allot of equity securities in
connection with an offer by way of a rights issue
only]: [i] to ordinary shareholders in proportion [as
 nearly as may be practicable] to their existing
holdings; [ii] to holders of other equity securities,
 as required by the rights of those securities or
subject to such rights, as the Directors otherwise
consider necessary, and so that the Directors may
impose any limits or restrictions and make any
arrangements which they consider necessary or
appropriate to deal with treasury shares, fractional
entitlements. record dates, legal; regulatory or
practical problems in, or under the laws of, any
territory or any other matter; and [B] to the
allotment of equity securities pursuant to the
authority granted by Paragraph [A] of Resolution 9
and/or an allotment which constitutes an allotment of
 equity securities by virtue of Section 94[3A] of
Companies Act 1985 [in each case otherwise than in
the circumstances set out in Paragraph [A] of this
Resolution 10] up to a nominal amount of GBP
2,464,641; such power to apply until the end of the
Company's next AGM to be held in 2010 [or, if
earlier, until the close of business on 30 JUN 2010]
but so that the Company, may make offers and enter
into agreements before the power expires which would,
 or might, require equity securities to be allotted
after the power expires and the Directors may allot
equity securities under any such offer or agreement

PROPOSAL #S.11: Authorize the Company to make one or                       ISSUER          YES          FOR               FOR
more market purchases [within the meaning of Section
163[3] of the Companies Act 1985] of ordinary shares
of 5p in the capital of the Company [Ordinary Shares]
 provided that: the maximum aggregate number of
Ordinary Shares authorized to be purchased is
98,585,669 [representing 10% of the issued ordinary
share capital of the Company]; the minimum price
which may be paid for an Ordinary Share is 5p; the
maximum price which may be paid for an Ordinary Share
 is an amount equal to 105% of the average of the
middle market quotations for an Ordinary Share as
derived from The London Stock Exchange Daily Official
 List for the 5 business days immediately preceding
the day on which that Ordinary Share is purchased;
[authority expires at the earlier of the conclusion
of the next AGM of the Company to be held in 2010 and
 30 JUN 2010]; and the Company may make a Contract to
 purchase Ordinary Shares under this authority before
 the expiry of the authority which will or may be
executed wholly or partly after the expiry of the
authority, and may make a purchase of Ordinary Shares
 in pursuance of any such Contract

PROPOSAL #S.12: Approve, a general meeting of the                          ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                APACHE CORPORATION
  TICKER:                APA             CUSIP:     037411105
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: FREDERICK M. BOHEN                     ISSUER          YES          FOR               FOR

PROPOSAL #02: ELECTION OF DIRECTOR: GEORGE D. LAWRENCE                     ISSUER          YES          FOR               FOR

PROPOSAL #03: ELECTION OF DIRECTOR: RODMAN D. PATTON                       ISSUER          YES          FOR               FOR

PROPOSAL #04: ELECTION OF DIRECTOR: CHARLES J. PITMAN                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AQUARIUS PLATINUM LTD
  TICKER:                N/A             CUSIP:     G0440M128
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. David Dix as a Director,                        ISSUER          YES        ABSTAIN           AGAINST
who retires in accordance with the Company's Bye-Laws

PROPOSAL #2.: Re-elect Sir William Purves as a                             ISSUER          YES        ABSTAIN           AGAINST
Director, who retires in accordance with the
Company's Bye-Laws

PROPOSAL #3.: Appoint Messrs Ernst & Young of Perth,                       ISSUER          YES        ABSTAIN           AGAINST
Western Australia as the Auditors of the Company
until the conclusion of the next AGM at a fee to be
agreed by the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the consolidated financial
statements for the FY 2008 in their entirety, with a
resulting consolidated net income of EUR 10,439
millions

PROPOSAL #2.: Receive the management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the Parent Company Annual
Accounts for the FY 2008 in their entirety, with a
resulting profit for Arcelor Mittal as Parent Company
 of the Arcelor Mittal group of EUR 19,093,961,939
[established in accordance with the laws and
regulations of the Grand-Duchy of Luxembourg, as
compared to the consolidated net income of EUR 10,439
 millions established in accordance with
International Financial Reporting Standards as
adopted in the European Union, the subject of the

PROPOSAL #3.: Acknowledge the results to be allocated                      ISSUER          NO           N/A               N/A
 and distributed amount to EUR 28,134,244,719, from
which EUR 105,278,200 must be allocated to the legal
reserve and EUR 395,657,429 must be allocated to the
reserve for shares held in treasury

PROPOSAL #4.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
Company based on the Parent Company Annual Accounts
for the FY 2008 as specified, dividends are paid in
equal quarterly installments of EUR 0.1875 [gross]
per share, a first installment of dividend of EUR
0.1875 [gross] per share has been paid on 16 MAR 2009

PROPOSAL #5.: Approve to set the amount of annual                          ISSUER          NO           N/A               N/A
Directors compensation and attendance fees to be
allocated to the Members of the Board of Directors at
 USD 2,870,634

PROPOSAL #6.: Grant discharge to the Directors for FY                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #7.: Acknowledge the end of mandate for                           ISSUER          NO           N/A               N/A
Messrs. Michel Marti;  Sergio Silva de Freitas;
Wilbur L. Ross; Narayanan Vaghul; Francois Pinault;
and Jean-Pierre Hansen

PROPOSAL #8.: Re-elect Mr. Narayanan Vaghul, residing                      ISSUER          NO           N/A               N/A
 at 63 First Main Road Flat no. 3, R A Puram,
Chennai, India, for a three-year mandate, in
accordance with Article 8.3 of the Company's Articles
 of Association, which mandate shall terminate on the
 date of the general meeting of shareholders to be

PROPOSAL #9.: Re-elect Mr. Wilbur L. Ross, residing                        ISSUER          NO           N/A               N/A
at 328 El Vedado Road, Palm Beach, Florida 33480-
4736, United States of America, for a three-year
mandate, in accordance with Article 8.3 of the
Company's Articles of Association, which mandate
shall terminate on the date of the general meeting of
 shareholders to be held in 2012

PROPOSAL #10.: Re-elect Mr. Francois Pinault,                              ISSUER          NO           N/A               N/A
residing at 48, rue de Bourgogne, 75007 Paris,
France, for a three-year mandate, in accordance with
Article 8.3 of the Company's Articles of Association,
 which mandate shall terminate on the date of the
general meeting of shareholders to be held in 2012

PROPOSAL #11.: Approve to cancel with effect as of                         ISSUER          NO           N/A               N/A
this General Meeting the authorization granted to the
 Board of Directors by the general meeting of
shareholders held on 13 MAY 2008 with respect to the
share buy-back programme and decides to authorize,
effective immediately after this General Meeting, the
 Board of Directors of the Company, with option to
delegate, and the corporate bodies of the other
companies in the Arcelor Mittal group referred to in
Article 49bis of the Luxembourg law of 10 AUG 1915 on
 commercial companies, as amended [the Law], to
acquire and sell shares in the Company in accordance
with the Law and for all purposes authorized or which
 may come to be authorized by the laws and
regulations in force, including but not limited to
entering into off-market and over-the-counter
transactions and to acquire shares in the Company
through derivative financial instruments. Euro next
markets of Amsterdam, Paris, and Brussels -
Luxembourg Stock Exchange - Spanish stock exchanges
of Barcelona, Bilbao, Madrid and Valencia In
accordance with the laws transposing Directive
2003/6/EC of 28 January 2003 and EC Regulation
2273/2003 of 22 December 2003, acquisitions,
disposals, exchanges, contributions and transfers of
shares may be carried out by all means, on or off the
 market, including by a public offer to buy back
shares or by the use of derivatives or option
strategies. The fraction of the capital acquired or
transferred in the form of a block of shares may
amount to the entire program. Such transactions may
be carried out at any time, including during a tender
 offer period, in accordance with applicable laws and
 regulations. New York Stock Exchange Any share buy-
backs on the New York Stock Exchange should be
performed in compliance with Section 10[b] of the
Securities Exchange Act of 1934, as amended [the
Exchange Act], Rule 10b-5 promulgated there under,
and Section 9[a][2] of the Exchange Act. The
authorization is valid for a period of eighteen [18]
months or until the date of its renewal by a
resolution of the general meeting of shareholders if
such renewal date is prior to such period. The
maximum number of shares that can be acquired is the
maximum allowed by the Law in such a manner that the
accounting par value of the Company's shares held by
the Company [or other ArcelorMittal group companies
referred to in Article 49bis of the Law] may not in
any event exceed 10% of its subscribed share capital.
 The purchase price per share to be paid in cash
shall not represent more than 125% of the trading
price of the shares on the New York Stock Exchange
and on the Euro next European markets on which the
Company is listed, the Luxembourg Stock Exchange or
the Spanish stock exchanges of Barcelona, Bilbo,
Madrid and Valencia, depending on the market on which
 the purchases are made, and no less than one Euro.
For off-market transactions, the maximum purchase
price shall be 125% of the price on the Euro next
European markets where the Company is listed. The

PROPOSAL #12.: Appoint Deloitte S.A., with registered                      ISSUER          NO           N/A               N/A
 office at 560, rue de Neudorf, L-2220 Luxembourg,
G.D. Luxembourg, as independent Company Auditor for
the purposes of an Independent Audit of the Parent
Company Annual Accounts and the Consolidated
Financial Statements for the financial year 2009

PROPOSAL #13.: Authorize the Board of Directors to:                        ISSUER          NO           N/A               N/A
[a] implement the payment of bonuses in relation to
financial years 2008 and 2009 to eligible employees
of the Company partly in shares of the Company [up to
 40%], with the balance to be paid in cash, provided
that the maximum number of shares allocated to
employees in connection therewith shall not exceed
five million [5,000,000] shares in total, which may
either be newly issued shares or shares held in
treasury; and [b] do or cause to be done all such
further acts and things as the Board of Directors may
 determine to be necessary or advisable in order to
implement the content and purpose of this resolution.
 The General Meeting further acknowledges that the
maximum total number of five million [5,000,000]
shares for this purpose represents less than zero
point four per cent [0.4%] of the Company's current
issued share capital

PROPOSAL #14.: Approve the Long-Term Incentive Plan                        ISSUER          NO           N/A               N/A
2009-2018 which will cover the period from and
including financial year 2009 to and including
financial year 2018 [the LTIP], a copy of which is
available to shareholders on request from the
Company's Investor Relations department whose contact
 details are provided at the end of this convening
notice; [b] delegate to the Board of Directors the
power to issue share options or other equity-based
awards and incentives to all eligible employees under
 the LTIP for a number of Company's shares not
exceeding eight million five hundred thousand
[8,500,000] options on fully paid-up shares, which
may either be newly issued shares or shares held in
treasury, during the period from this General Meeting
 until the general meeting of shareholders to be held
 in 2010 [defined as the Cap], provided, that the
share options will be issued at an exercise price
that shall not be less than the average of the
highest and the lowest trading price on the New York
Stock Exchange on the day immediately prior to the
grant date, which date shall be decided by the Board
of Directors and shall be within the respective
periods specified in the LTIP; [c] delegate to the
Board of Directors the power to decide and implement
any increase in the Cap by the additional number
necessary to preserve the rights of the option
holders in the event of a transaction impacting the
Company's share capital; and [d] do or cause to be
done all such further acts and things as the Board of
 Directors may determine to be necessary or advisable
 in order to implement the content and purpose of
this resolution; the General Meeting further
acknowledges that the Cap represents less than zero
point six per cent [0.6%] of the Company's current
issued share capital on a diluted basis

PROPOSAL #15.: Authorize the Board of Director to                          ISSUER          NO           N/A               N/A
decide the implementation of Employee Share Purchase
Plan 2009 reserved for all or part of the employees
of all or part of the Companies comprised within the
scope of consolidation of consolidated financial
statements for a maximum number of two million five
hundred thousand share; and for the purposes of the
implementation of ESPP 2009, issue new shares within
the limits of the authorized share capital and /or
deliver treasury shares up to a maximum of 2 million
five hundred thousand fully paid-up shares during the
 period from this general meeting to the general
meeting of shareholders to be held in 2010; and do or
 cause to be done all such further acts and things as
 the Board of Directors may determine to be necessary
 or advisable in order to implement the content and
purpose of this resolution; general meeting further
acknowledges that the maximum total number of two
million five hundred thousand shares of the Company
as indicated above for the implementation of the ESPP
 2009 represent less than zero point two percent of
the Company's current issued share capital on a
diluted basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCH CAPITAL GROUP LTD.
  TICKER:                ACGL            CUSIP:     G0450A105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: C IORDANOU**                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.J MEENAGHAN**                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.M PASQUESI**                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W BEVERIDGE*                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D BRAND*                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: K CHRISTENSEN*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G.B COLLIS*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W.J COONEY*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: E FULLERTON-ROME*                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.H.W FUNNEKOTTER*                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M GRANDISSON*                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.A GREENE*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.C.R HELE*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D HIPKIN*                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W.P HUTCHINGS*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C IORDANOU*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W.H KAMPHUIJS*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.H KIER*                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.D LYONS*                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M MURPHY*                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.J NILSEN*                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: N PAPADOPOULO*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M QUINN*                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M RAJEH*                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: P.S ROBOTHAM*                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: S SCHEUER*                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: B SINGH*                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: H SOHLER*                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.T.V GIESON*                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A WATSON*                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J WEATHERSTONE*                                      ISSUER          YES          FOR               FOR

PROPOSAL #03: TO APPOINT PRICEWATERHOUSECOOPERS LLP                        ISSUER          YES          FOR               FOR
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARMSTRONG WORLD INDUSTRIES, INC.
  TICKER:                AWI             CUSIP:     04247X102
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STAN A. ASKREN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JON A. BOSCIA                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES J. GAFFNEY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT C. GARLAND                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JUDITH R. HABERKORN                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL D. LOCKHART                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES J. O'CONNOR                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RUSSELL F. PEPPET                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR J. PERGAMENT                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN J. ROBERTS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. M. SANDERS, JR.                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG                      ISSUER          YES          FOR               FOR
 LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARRIVA PLC
  TICKER:                N/A             CUSIP:     G05161107
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the accounts for the                       ISSUER          YES          FOR               FOR
YE 31 DEC 2008 together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 on the ordinary shares of the Company of
17.91 pence per share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Sir. Richard Broadbent as a                         ISSUER          YES          FOR               FOR
Director retiring by rotation under the terms of the
Articles of Association

PROPOSAL #5.: Re-elect Mr. S. P. Lonsdale as a                             ISSUER          YES          FOR               FOR
Director retiring by rotation under the terms of the
Articles of Association

PROPOSAL #6.: Re-elect Mr. S. G. Batey as a Director                       ISSUER          YES          FOR               FOR
retiring by rotation under the terms of the Articles
of Association

PROPOSAL #7.: Re-elect Mrs. A. Risley as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors to the Company and authorize the
Directors to fix the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and in
accordance with Section 80 of the Companies Act 1985,
 to allot relevant securities [Section 80[2] of the
Act] up to an aggregate nominal amount of GBP
3,310,951; relevant securities comprising equity
securities [within the meaning of Section 94 of the
Act] up to a further aggregate nominal amount of GBP
3,310,951 provided that they are offered by way of a
rights issue to holders of ordinary shares on the
register of members at such record date as the
Directors may determine where the equity securities
respectively attributable to the interest of the
ordinary shareholders arte proportionate [as nearly
as may be practicable] to the respective numbers of
ordinary shares held or deemed to be held by them on
any such record date, subject to such exclusions or
others arrangements as the Directors may deem
necessary or expedient to deal with treasury shares,
fractional entitlements or legal or practical
problems arising under the Laws of any overseas
territory or the requirements of any regulatory body
or stock exchange or by virtue of shares being
represented by depositary receipts on any other
matter; [Authority expires at the conclusion of the
next AGM of the Company]; and the Directors may allot
 relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 14,500,000 to
GBP 220,000,000 by the creation of an additional
110,000,000 ordinary shares 6 pence each

PROPOSAL #E.11: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchase [Section 163 of the Companies Act 1985] on
the London Stock Exchange of up to 19,866,707
ordinary shares of 5 pence each in the capital of the
 Company, at a minimum price of 5 pence and not more
than 5% above the average market value for such
shares derived from the London Stock Exchange Daily
Official List, over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or on 22 JUL 2010]

PROPOSAL #S.12: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94 of that Act] for cash
pursuant to the authority conferred by Resolution 9
above by way of a sale treasury shares, disapplying
the statutory pre-emption rights [Section 89[1] of
the Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of ordinary shareholders; b)
 up to an aggregate nominal amount of GBP 496,643;
[Authority expires the earlier of the conclusion of
the next AGM of the Company]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Amend, that the general meeting,                           ISSUER          YES          FOR               FOR
other than an AGM, may be called on net less than 14
clear days notice and that Article 60 of the
Company's Articles of Association by the deletion of
the words and a meeting called for the passing of a
Special Resolution in the first line and the
replacement of the words, a meeting of the Company
[other than an AGM or a meeting for the passing of a
Special Resolution] commencing on the third line with
 the words any other general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASAHI BREWERIES,LTD.
  TICKER:                N/A             CUSIP:     J02100113
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCENT MEDIA CORPORATION
  TICKER:                ASCMA           CUSIP:     043632108
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL J. POHL                                      ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: APPROVAL OF THE ASCENT MEDIA                                 ISSUER          YES        AGAINST           AGAINST
CORPORATION 2008 INCENTIVE PLAN.

PROPOSAL #03: RATIFY SELECTION OF KPMG LLP AS OUR                          ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASHLAND INC.
  TICKER:                ASH             CUSIP:     044209104
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROGER W. HALE*                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VADA O. MANAGER*                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GEORGE A SCHAEFER, JR.*                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN F. TURNER*                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK C. ROHR**                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS                       ISSUER          YES          FOR               FOR
LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR
FISCAL 2009.

PROPOSAL #03: APPROVAL OF AMENDMENT TO ARTICLES OF                         ISSUER          YES          FOR               FOR
INCORPORATION TO PROVIDE FOR MAJORITY VOTING FOR
ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSA ABLOY AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W0817X105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Gustaf Douglas as the                        ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determination of compliance with the                         ISSUER          NO           N/A               N/A
rules of convocation

PROPOSAL #7.: Report by the President and Chief                            ISSUER          NO           N/A               N/A
Executive Officer, Mr. Johan Molin

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditor's report and the consolidated financial
statements and the Group Auditor's report

PROPOSAL #9.A: Adopt the statement of income and the                       ISSUER          YES          FOR               FOR
balance sheet and the consolidated statement of
income and the consolidated balance sheet

PROPOSAL #9.B: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's profit according to the adopted balance
sheet; declare a dividend of SEK 3.60 per share and
28 APR 2009 as the record date for the dividend

PROPOSAL #9.C: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board of Directors and the Chief Executive Officer

PROPOSAL #10.: Approve to establish the number of                          ISSUER          YES          FOR               FOR
Board Members at 9

PROPOSAL #11.: Approve the fees to the Board of                            ISSUER          YES          FOR               FOR
Directors shall amount to a total of SEK 4,050,000
[remuneration for Committee work not included] to be
distributed among the Members as follows: SEK 900,000
 to the Chairman, SEK 450,000 to each of the other
Board Members who are not employed by the Company; as
 consideration for the Committee work, the Chairman
of the Audit Committee shall receive SEK 200,000, the
 Chairman of the Remuneration Committee receive SEK
100,000, Members of the Audit Committee each SEK
100,000 and Members of the Remuneration Committee
each SEK 50,000

PROPOSAL #12.: Re-elect Messrs. Gustaf Douglas, Carl                       ISSUER          YES          FOR               FOR
Douglas, Jorma Halonen, Birgitta Klasen, Eva
Lindqvist, Johan Molin, Sven-Christer Nilsson, Lars
Renstrom and Ulrik Svensson as the Board Members; and
 Mr. Gustaf Douglas as the Chairman of the Board

PROPOSAL #13.: Elect the Members of the Nomination                         ISSUER          YES          FOR               FOR
Committee and approve the establishment of the
assignment of the Nomination Committee

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Senior Management

PROPOSAL #15.: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSOCIATED BRIT FOODS LTD
  TICKER:                N/A             CUSIP:     G05600138
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors thereon for the YE 13
 SEP 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 13 SEP 2008

PROPOSAL #3.: Approve to pay a dividend of 13.5p per                       ISSUER          YES          FOR               FOR
ordinary share on 09 JAN 2009 to holders of ordinary
shares on the register of shareholders of the Company
 at the close of business on 05 DEC 2008

PROPOSAL #4.: Elect Mr. Charles James Francis                              ISSUER          YES          FOR               FOR
Sinclair as a Director

PROPOSAL #5.: Re-elect Mr. Willard Gordon Galen                            ISSUER          YES          FOR               FOR
Weston as a Director

PROPOSAL #6.: Re-elect Mr. Martin Gardiner Adamson as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #7.: Re-elect Mr. John George Bason as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. George Garfield Weston as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which the accounts are
laid before the shareholders, and authorize the
Directors to determine their remuneration

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80(2) of that Act] up to
 a maximum of 263 million ordinary shares of 5 15/22p
 each; [Authority expires on 04 DEC 2013]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 10,
 disapplying the statutory pre-emption rights
[Section 89(1) of the Act], provided that this power
is limited to the allotment of equity securities: i)
in connection with a rights issue, open offer or
other offer of securities in favor of ordinary
shareholders; ii) up to an aggregate of 39 million
ordinary shares of 5 15/22p each; [Authority expires
the earlier upon the date of the next AGM of the
Company after passing of this resolution or 31 DEC
2009]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTELLAS PHARMA INC.
  TICKER:                N/A             CUSIP:     J03393105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Provision of Remuneration to Directors                       ISSUER          YES          FOR               FOR
for Stock Option Scheme as Stock-Linked Compensation
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTRAZENECA PLC
  TICKER:                N/A             CUSIP:     G0593M107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the                       ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor for the YE
31 DEC 2008

PROPOSAL #2.: Approve to confirm the first interim                         ISSUER          YES          FOR               FOR
dividend of USD 0.55 [27.8 pence, 3.34 SEK] per
ordinary share and confirm the final dividend for
2008, the second interim dividend of USD 1.50 [104.8
pence, SEK 12.02] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as                         ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #4.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditor

PROPOSAL #5.A: Elect Mr. Louis Schweitzer as a                             ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.B: Elect Mr. David Brennan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.C: Elect Mr. Simon Lowth as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.D: Elect Mr. Bo Angelin as a Director in                       ISSUER          YES          FOR               FOR
accordance with Article 65 of the Company's Articles
of Association, who will retire at the AGM in 2010

PROPOSAL #5.E: Elect Mr. John Buchanan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.F: Elect Mr. Jean Philippe Courtois as a                       ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.G: Elect Mr. Jane Henney as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.H: Elect Mr. Michele Hooper as a Director                      ISSUER          YES          FOR               FOR
 in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.I: Elect Mr. Rudy Markham as a Director                        ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM

PROPOSAL #5.J: Elect Ms. Dame Nancy Rothwell as a                          ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.K: Elect Ms. John Varley as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.L: Elect Mr. Marcus Wallenberg as a                            ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #7.: Authorize the Company and make                               ISSUER          YES          FOR               FOR
donations to Political Parties to make donations to
Political Organizations other than political parties;
 and incur political expenditure during the period
commencing on the date of this resolution and ending
on the date the of the Company's AGM, provided that
in each case any such donation and expenditure made
by the Company or by any such subsidiary shall not
exceed USD 250,000 per Company and together with
those made by any subsidiary and the Company shall
not exceed in aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Director to allot new                          ISSUER          YES          FOR               FOR
shares by Article 7.1 of the Company's Article of
Association renewed by the period commencing on the
date of the AGM of the Company in 2010 or, if earlier
 , on 30 JUN 2010, and such period the Section 80
amount shall be USD 120,636,176

PROPOSAL #S.9: To Authorise the directors to disapply                      ISSUER          YES          FOR               FOR
 pre-emption rights.

PROPOSAL #S.10: Authorize the Company for the purpose                      ISSUER          YES          FOR               FOR
 of Section 166 of the Companies Act 1985, to make
market purchases [Section 163 of the Companies Act
1985] of ordinary shares of USD 0.25 each in the
capital of the Company provided that: the maximum
number of shares which may be purchased is
144,763,412 the minimum price [exclusive of expenses]
 which may be paid for share is USD 0.25 the maximum
price which may be paid for a share is an amount
equal to 105% of the average of the middle market
values of the Company's ordinary shares as derived
from the daily official list of the London Stock
Exchange for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased [authority expires the earlier of the
 conclusion of the AGM of the Company in 2010 or 30
JUN 2010]; except in relation to the purchase of
shares the contract for which was concluded before
the expiry of such authority and which might be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AT&T INC.
  TICKER:                T               CUSIP:     00206R102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RANDALL L.                             ISSUER          YES          FOR               FOR
STEPHENSON

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM F.                             ISSUER          YES          FOR               FOR
ALDINGER III

PROPOSAL #1C: ELECTION OF DIRECTOR: GILBERT F. AMELIO                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: REUBEN V. ANDERSON                     ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES H. BLANCHARD                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: AUGUST A. BUSCH                        ISSUER          YES          FOR               FOR
III
PROPOSAL #1G: ELECTION OF DIRECTOR: JAIME CHICO PARDO                      ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES P. KELLY                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JON C. MADONNA                         ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LYNN M. MARTIN                         ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN B. MCCOY                          ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: MARY S. METZ                           ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JOYCE M. ROCHE                         ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: LAURA D'ANDREA                         ISSUER          YES          FOR               FOR
TYSON

PROPOSAL #1O: ELECTION OF DIRECTOR: PATRICIA P. UPTON                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS.

PROPOSAL #03: AMENDMENT TO INCREASE AUTHORIZED SHARES.                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #04: REPORT ON POLITICAL CONTRIBUTIONS.                         SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #05: SPECIAL STOCKHOLDER MEETINGS.                              SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: CUMULATIVE VOTING.                                         SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #07: BYLAW REQUIRING INDEPENDENT CHAIRMAN.                      SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #08: ADVISORY VOTE ON COMPENSATION.                             SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #09: PENSION CREDIT POLICY.                                     SHAREHOLDER       YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATLAS COPCO AB
  TICKER:                N/A             CUSIP:     W10020134
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Sune Carlsson as the Chairman of the meeting

PROPOSAL #2.: Preparation and approval of voting list                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approval of agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #5.: Determination whether the meeting has                        ISSUER          NO           N/A               N/A
been properly convened or not

PROPOSAL #6.: Receive the annual report and the                            ISSUER          NO           N/A               N/A
Auditor's report as well as the consolidated annual
accounts and consolidated Auditor's report

PROPOSAL #7.: The President's speech and questions                         ISSUER          NO           N/A               N/A
from shareholders to the Board of Directors and the
Management

PROPOSAL #8.: Receive the report on the functions of                       ISSUER          NO           N/A               N/A
and work performed by the Board of Directors and its
Audit Committee

PROPOSAL #9.A: Approve the profit and loss account                         ISSUER          YES          FOR               FOR
and the balance sheet and the consolidated profit and
 loss account and the consolidated balance sheet as
well as the presentation by the Auditor

PROPOSAL #9.B: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and the President from liability

PROPOSAL #9.C: Approve the allocation of the                               ISSUER          YES          FOR               FOR
Company's profit according to the approved balance
sheet; the dividend for 2008 is decided to be SEK

PROPOSAL #9.D: Approve the record day 30 APR 2009 for                      ISSUER          YES          FOR               FOR
 receiving dividend

PROPOSAL #10.: Approve the report on the Nomination                        ISSUER          YES          FOR               FOR
Committee and determine the number of Board Members
at 9 and Deputy Members to be elected at the meeting

PROPOSAL #11.: Re-elect Messrs. Sune Carlsson, Jacob                       ISSUER          YES          FOR               FOR
Wallenberg, Staffan Bohman, Christel Bories, Johan
Forssell, Ulla Litzen, Anders Ullberg and Margareth
Ovrum as the Board Members; and elect Mr. Ronnie
Leten, Senior Executive Vice President business area
Atlas Capco Compressor Technique as the new Member of
 the Board; elect Mr. Sune Carlsson as the Chairman
and Mr. Jacob Wallenberg as the Vice Chairman of the
Board of Director

PROPOSAL #12.: Approve to determine the remuneration                       ISSUER          YES          FOR               FOR
[in cash or partially in the form of synthetic
shares] to the Board of Directors and the
remuneration to its Committees, including the
proposal from the Board regarding the granting of a
mandate to acquire series A shares to hedge the costs
 for the synthetic shares as specified

PROPOSAL #13.A: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: guiding principles for the remuneration of
 Senior Executives as specified

PROPOSAL #13.B: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: a performance related personnel opinion
program for 2009 as specified

PROPOSAL #13.C: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: a mandate to acquire and transfer series A
 shares of the Company in connection with the
Perfromance Stock Option Plan 2009 as specified

PROPOSAL #14.: Authorize the Board to sell maximum                         ISSUER          YES          FOR               FOR
1,445,000 series B share, currently kept by the
Company for this purpose, to cover costs, primarily
cash settlements and social charges that may be
incurred in connection with the exercise of rights
under the 2006 and 2007 Performance Stock Option
Plans; the sale shall take place on NASDAQ OMX
Stockholm at a price within the registered price
interval at any given time; [Authority expires at the
 conclusion of the next AGM]

PROPOSAL #15.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #16.: Approve a conditioned change of                             ISSUER          YES          FOR               FOR
Section 9, Sub Paragraph 1 of the Articles of
Association as specified

PROPOSAL #17.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATOS ORIGIN, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F06116101
  MEETING DATE:          2/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Jean                          ISSUER          YES          FOR               FOR
Philippe Thierry as a Member of the Supervisory
Board, to replace Mr. Didier Cherpitel, for the
remainder of Mr. Didier Cherpitel's term of office,
I.E until the shareholders' meeting called to approve
 the financial statements for the FY 2010

PROPOSAL #O.2: Ratify the appointment of Mr. Bertrand                      ISSUER          YES          FOR               FOR
 Meunier as a Member of the Supervisory Board, to
replace Mr. Dominique Bazy, for the remainder of Mr.
Dominique Bazy's term of office, I.E., until the
share holders' meeting called to approve the
financial statements for the FY 2010

PROPOSAL #O.3: Ratify the appointment of Mr. Michel                        ISSUER          YES          FOR               FOR
Paris as a Member of the Supervisory Board, to
replace Mr. Diethart Breipohl, for the remainder of
Mr. Diethart Breipohl's term of office, I.E., until
the shareholders' meeting called to approve the
financial statements for the FY 2010

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        ABSTAIN           AGAINST
Auditors on agreements Governed by Article L.225.38
of the French Commercial Code, approves the
agreements concerning Mr. Wilbert Kieboom

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        ABSTAIN           AGAINST
Auditors on agreements Governed by Article L.225.86
of the French Commercial Code, approves the
agreements concerning Mr. Wilbert Kieboom

PROPOSAL #E.6: Approve to decide that the Company                          ISSUER          YES          FOR               FOR
shall be ruled by the Board of Directors

PROPOSAL #E.7: Amend the Article number 1, 3, 4, 5,                        ISSUER          YES        AGAINST           AGAINST
6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19,
20, 21, 22, 23, 24 , 25, 26, 27, 28, 29, 30, 31, 32,
33, 34, 35, 36, 37, 38, 39, 40, 41 and 42 of the

PROPOSAL #E.8: Receive the Board of Directors report,                      ISSUER          YES        AGAINST           AGAINST
 to renew the delegation previously given in
Resolution 12 adopted by the shareholders' meeting of
 03 JUN 2005 following the reading of the Board of
Directors report, to renew the delegation previously
given in Resolution 12 adopted by the shareholders'
meeting of 23 MAY 2006 following the reading of the
Board of Directors report, to renew the delegation
previously given in Resolution 13 adopted by the
shareholders' meeting of 23 MAY 2006 following the
reading of the Board of Directors report, to renew
the delegation previously given in Resolution 7
adopted by the shareholders' meeting of 23 MAY 2007
following the reading of the Board of Directors
report, to renew the de legation previously given in
Resolution 8 adopted by the shareholders' meeting of
23 MAY 2007 following the reading of the Board of
Directors report, to renew the delegation previously
given in Resolution 9 adopted by the shareholders'
meeting of 23 MAY 2007 following the reading of the
Board of Directors report, to renew the delegation
previously given in Resolution 16 adopted by the
shareholders' meeting of 12 JUN 2008 following the
reading of the Board of Directors report, to renew
the delegation previously given in Resolution 17
adopted by the shareholders' meeting of 12 JUN 2008

PROPOSAL #O.9: Appoint Mr. Rene Abate as a Director                        ISSUER          YES          FOR               FOR
for a 3 year period

PROPOSAL #O.10: Appoint Mr. Behda Alizadeh as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.11: Appoint Mr. Nicolas Bazire as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.12: Appoint Mr. Jean Paul Bechat as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.13: Appoint Mr. Thierry Breton as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.14: Appoint Mr. Dominique Megret as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.15: Appoint Mr. Bertrand Meunier as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.16: Appoint Mr. Michel Paris for as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.17: Appoint Mr. Vernon Sankey as a                             ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.18: Appoint Mr. Jean Philippe Thierry for                      ISSUER          YES          FOR               FOR
 a 3 year period

PROPOSAL #O.19: Appoint Mr. Pasquale Pistorio for a 3                      ISSUER          YES          FOR               FOR
 year period

PROPOSAL #O.20: Approve the Resolutions 6 and 7, to                        ISSUER          YES          FOR               FOR
award total annual fees of EUR 500,000.00 to the
Board of Directors

PROPOSAL #O.21: Approve the Resolutions 6 and 7, to                        ISSUER          YES          FOR               FOR
renew the delegation previously given in Resolution 7
 adopted by the shareholders' meeting of 12 JUN 2008

PROPOSAL #O.22: Elect a Director by the employees of                       ISSUER          YES        AGAINST           AGAINST
the Company and of its subsidiary to amend the
Article 16 of the Bylaws

PROPOSAL #O.23: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATOS ORIGIN, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F06116101
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in the Articles L.225-38 and L.225-86 of
the Commercial Code

PROPOSAL #O.5: Approve the benefits due at a rate of                       ISSUER          YES        AGAINST           AGAINST
the end of duties of a Board Member

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase, hold or transfer Company's shares

PROPOSAL #O.7: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Madame Jean Fleming

PROPOSAL #O.8: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Benoit Orfila

PROPOSAL #O.9: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Daniel Coulon

PROPOSAL #O.10: Elect the Board Member representing                        ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Raymonde Tournois

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or other equity
securities of the Company or securities giving access
 to the Company's capital or any of its subsidiaries,
 with maintenance of preferential subscription rights
 of shareholders

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares of the Company and securities
giving access to common shares of the Company or any
of its Subsidiaries, with cancellation of
preferential subscription rights of shareholders

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
the event of capital increase with or without
cancellation of preferential subscription rights of
shareholders, to increase the number of shares to be
issued

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue common shares and securities giving access to
common shares, in case of a public offer exchange
initiated by the Company on the securities of a third
 party Company

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares and securities giving access to
common shares in order to remunerate contributions in
 kind made to the Company and consist of equity
securities or securities giving access to capital

PROPOSAL #E.16: Approve to limit the global                                ISSUER          YES          FOR               FOR
authorizations

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the Company's capital by incorporation of
reserves, profits or bonuses

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the Company's capital with cancellation of
preferential subscription rights for the benefit of
employees of the Company and its affiliates

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options to subscribe or purchase Company's

PROPOSAL #E.20: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR
  TICKER:                N/A             CUSIP:     Q09504137
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial                         ISSUER          NO           N/A               N/A
report and the reports of the Directors and the
Auditor for the YE 30 SEP 2008

PROPOSAL #2.: Approve, purposes of ASX Listing Rules                       ISSUER          YES          FOR               FOR
7.1 and 7.4, the issue or intended issue of the
securities by the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #4.: Grant 700,000 options to Mr. Michael                         ISSUER          YES          FOR               FOR
Smith, the Managing Director and the Chief Executive
Officer of the Company, on the terms as specified

PROPOSAL #5.: Approve to increase the maximum annual                       ISSUER          YES          FOR               FOR
aggregate amount of the remuneration [within the
meaning of the Company's Constitution] that Non-
Executive Directors are entitled to be paid for their
 services as Directors out of the funds of the
Company under rule 10.2(a) of the Constitution by AUD
 500,000 and fixed at AUD 3,500,000

PROPOSAL #6.a: Elect Mr. R.J. Reeves as a Director                         ISSUER          YES                          AGAINST

PROPOSAL #6.b: Elect Mr. P.A.F. Hay as a Director,                         ISSUER          YES          FOR               FOR
who retires in accordance with the Company's

PROPOSAL #6.c: Re-elect Mr. C.B. Goode as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Company's
Constitution

PROPOSAL #6.d: Elect Ms. A.M. Watkins as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with the Company's
Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUTOMATIC DATA PROCESSING, INC.
  TICKER:                ADP             CUSIP:     053015103
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GREGORY D. BRENNEMAN                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LESLIE A. BRUN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GARY C. BUTLER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEON G. COOPERMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ERIC C. FAST                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. GLENN HUBBARD                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. JONES                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FREDERIC V. MALEK                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES H. NOSKI                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHARON T. ROWLANDS                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GREGORY L. SUMME                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HENRY TAUB                                           ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE 2008 OMNIBUS AWARD PLAN                      ISSUER          YES          FOR               FOR

PROPOSAL #03: APPOINTMENT OF DELOITTE & TOUCHE LLP                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVENG LTD
  TICKER:                N/A             CUSIP:     S0805F129
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Company's and the group's                          ISSUER          YES          FOR               FOR
annual financial statements for the YE 30 JUN 2008

PROPOSAL #2.1: Re-elect Mr. A.W.B. Band as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.2: Re-elect Mr. V.Z. Mntambo as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.3: Re-elect Mr. M.J.D. Ruck as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in terms of the
Company's Articles of Association

PROPOSAL #2.4: Re-elect Mr. W.R. Jardine as a                              ISSUER          YES          FOR               FOR
Director, who retires at this AGM in terms of the
Company's Articles of Association

PROPOSAL #2.5: Re-elect Mr. J.J.A. Mashaba as a                            ISSUER          YES          FOR               FOR
Director, who retires at this AGM in terms of the
Company's Articles of Association

PROPOSAL #3.: Approve the annual fees payable to the                       ISSUER          YES          FOR               FOR
Non-Executive Directors with effect from 01 OCT 2008

PROPOSAL #S.4: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 or any of its subsidiary of the Company, from time
to time of the issued ordinary shares of the Company
and in terms of Section 85 and 89 of the Companies
Act, 1973 [Act 61 of 1973], as amended [the Companies
 Act], subject to the Articles of Association of the
Company, the provisions of the Companies Act and the
Listing Requirements of the JSE Limited [JSE], where
applicable, provided that: not exceeding in aggregate
 20% of the Company's issued ordinary share capital
as at the date of the grant of this general
authority, the acquisitions of ordinary shares will
be effected through order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter party at a price of no more than 10%
above the weighted average market price of such
shares over the previous 5 business days immediately
preceding the date on which the transaction is
effected; the Company may only appoint 1 agent to
effect any repurchases on its behalf; after any
repurchase the Company must still comply with the
Listing Requirements of the JSE concerning
shareholder spread requirements; repurchases may not
be undertaken by the Company or any of its wholly
owned subsidiaries during a prohibited period as
defined in the Listing Requirements of the JSE unless
 a repurchase programme is in place where the dates
and quantities of securities to be traded during the
relevant period are fixed and full details of the
programme have been disclosed in and announcement
over SENS prior to the commencement of the prohibited
 period; a paid press announcement will be published
when the Company has acquired, on a cumulative basis,
 3% of the initial number of the ordinary shares and
for each 3% in aggregate of the initial number of
such shares acquired thereafter; and upon entering
the market to proceed with the repurchase, the
Company's sponsor has confirmed the adequacy of the
Company's and the group's working capital for the
purposes of undertaking a repurchase of shares, in
accordance with the Listing Requirements of the JSE;
[Authority expires the earlier of the Company's next
AGM of the Company or 15 months from the date of the
passing of this special resolution]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVIVA PLC, LONDON
  TICKER:                N/A             CUSIP:     G0683Q109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Mark Hodges                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Ms. Euleen Goh                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Ms. Mary Francis                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Carole Piwnica                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Russell Walls                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Richard Karl Goeltz                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint Ernst and Young LLP                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities subject to the restrictions set
out in the resolution

PROPOSAL #S.13: Approve the renewal of the authority                       ISSUER          YES          FOR               FOR
to make non pre emptive share allotments

PROPOSAL #14.: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report

PROPOSAL #S.15: Approve to call the general meetings                       ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days notice

PROPOSAL #16.: Authorize the Company and any                               ISSUER          YES          FOR               FOR
subsidiary Company in the group to make political
donations

PROPOSAL #17.: Authorize the Company to introduce a                        ISSUER          YES          FOR               FOR
Scrip Dividend Scheme

PROPOSAL #S.18: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's ordinary shares up to a specified amount

PROPOSAL #S.19: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.34% preference shares up to a
specified amount

PROPOSAL #S.20: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.38% preference shares up to a
specified amount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVNET, INC.
  TICKER:                AVT             CUSIP:     053807103
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ELEANOR BAUM                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. VERONICA BIGGINS                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LAWRENCE W. CLARKSON                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EHUD HOUMINER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FRANK R. NOONAN                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAY M. ROBINSON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM P. SULLIVAN                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GARY L. TOOKER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROY VALLEE                                           ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP                      ISSUER          YES          FOR               FOR
 AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 FOR THE FISCAL YEAR ENDING JUNE 27, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVOCENT CORPORATION
  TICKER:                AVCT            CUSIP:     053893103
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: F.A. (FRAN) DRAMIS JR                                ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDMENT AND                        ISSUER          YES          FOR               FOR
RESTATEMENT OF THE COMPANY'S 2005 EQUITY INCENTIVE
PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXA SA, PARIS
  TICKER:                N/A             CUSIP:     F06106102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.40 per share

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Re-elect Mr. Jacques de Chateauvieux                        ISSUER          YES          FOR               FOR
as the Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Anthony Hamilton as a                          ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Re-elect Mr. Michel Pebereau as a                           ISSUER          YES        AGAINST           AGAINST
Supervisory Board Member

PROPOSAL #O.8: Re-elect Mr. Dominique Reiniche as a                        ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Elect Mr. Ramon de Oliveira as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Grant authority to the repurchase of                       ISSUER          YES        AGAINST           AGAINST
up to 10 % of issued share capital

PROPOSAL #E.11: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 1 billion for bonus issue
or increase in par value

PROPOSAL #E.12: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 2 billion

PROPOSAL #E.13: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity- linked securities without
preemptive rights up to aggregate nominal amount of

PROPOSAL #E.14: Authorize the Board to set issue                           ISSUER          YES          FOR               FOR
price for 10 % of issued capital pursuant to issue
authority without preemptive rights

PROPOSAL #E.15: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote items 12 to
14 and 16 to 18

PROPOSAL #E.16: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to EUR 1 billion for future exchange
offers

PROPOSAL #E.17: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10 % of issued capital for future
acquisitions

PROPOSAL #E.18: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity upon conversion of a subsidiary's equity-
linked securities for up to EUR 1 billion

PROPOSAL #E.19: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt

PROPOSAL #E.20: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.21: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for employees of international subsidiaries

PROPOSAL #E.22: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.23: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock in favor of Axa Assurances IARD
Mutuelle and Axa Assurances Vie Mutuelle for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.24: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
preferred stock with preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.25: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock without preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.26: Adopt the new Articles of                                  ISSUER          YES          FOR               FOR
Association, pursuant to items 23 through 25

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXIS BK LTD
  TICKER:                N/A             CUSIP:     Y0487S103
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, pursuant to Section 31 and                           ISSUER          YES          FOR               FOR
other applicable provisions of the Companies, Act
1956, the existing Articles of Association of the
Company: by substituting Article 2 (A) (VIII) by the
new Article 2 (A) (VIII) as specified; by inserting
Article 2 (A) (XII) as specified; by substituting
Article 89 (1) by the new Article 89 (1) as
specified; Articles 118 and 119 as specified; Article
 118 as specified; by substituting 118 (1) by the new
 Article 118 (1) as specified; Article 119 as
specified; by replacing the word 'Chairman' with
'Managing Director' in Articles 17 (4), 118 (2), 118
(3), 118 (4), 118 (6), 118 (7), 118 (8), 119, 120,
144 (1), 171 as specified; by replacing the word
'Chairman' with 'Managing Director' in Article 172
and 173 as specified; the above alteration of the
Articles of Association be effective from 01st AUG
2009, after the expiry of the term of office of Shri.
 P.J. Nayak, the President Chairman and Chief

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AYALA CORP
  TICKER:                N/A             CUSIP:     Y0486V115
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Elect Mr. Jaime Augusto Zobel de Ayala                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #1.B: Elect Mr. Fernando Zobel de Ayala as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.C: Elect Mr. Toshifumi Inami as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.D: Elect Mr. Delfin L. Lazaro as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.E: Elect Ms. Mercedita S. Nolledo as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.F: Elect Mr. Meneleo J. Carlos Jr. as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #1.G: Elect Mr. Xavier P. Loinaz as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #2.: Approve the minutes of previous meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Receive the annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the all acts and resolutions of                       ISSUER          YES          FOR               FOR
the Board Of Directors and Management adopted during
the preceding year in the ordinary course of business

PROPOSAL #5.: Elect Sycip Gorres Velayo & Co as an                         ISSUER          YES          FOR               FOR
Independent Auditors and authorize the Board to fix
their remuneration

PROPOSAL #6.: Other business                                               ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAE SYS PLC
  TICKER:                N/A             CUSIP:     G06940103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to receipt the report and the                        ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Approve the payment of the final                             ISSUER          YES          FOR               FOR
dividend
PROPOSAL #4.: Re-elect Mr. Philip Carroll as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Ian King as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Roberto Quarta as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-elect Mr. George Rose as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Carl Symon as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint KPMG Audt plc as the Auditor                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #10.: Authorize the Audit committee to fix                        ISSUER          YES          FOR               FOR
remuneration of Auditors

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties and/ or Independent Election
Candidates, to Political Organizations other than
Political  Parties and to Incur EU Political
expenditure up to GBP 100,000

PROPOSAL #12.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital from GBP 188,750,001  to GBP 218,750,001

PROPOSAL #13.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked Securities with pre-emptive rights
Under a general  authority up to aggregate nominal
Amount of GBP 29,396,313 and an Additional Amount
Pursuant to rights issue of up to GBP 29,396,313

PROPOSAL #s.14: Approve, subject to the Passing of                         ISSUER          YES          FOR               FOR
Resolution 13, grant authority to Issue of equity or
equity-linked securities  without Pre-emptive Rights
up to aggregate nominal amount of GBP 4,409,888

PROPOSAL #s.15: Grant authority of 352,791,045                             ISSUER          YES          FOR               FOR
ordinary shares for Market Purchase

PROPOSAL #s.16: Amend the Articles of Association by                       ISSUER          YES          FOR               FOR
Deleting all the Provisions of the Company's
Memorandum of Association which, by virtue of Section
 28 of the Companies Act of 2006, are to be treated
as provisions of the Company's Articles of Association

PROPOSAL #s.17: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAKER HUGHES INCORPORATED
  TICKER:                BHI             CUSIP:     057224107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: LARRY D. BRADY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CLARENCE P. CAZALOT, JR                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHAD C. DEATON                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDWARD P. DJEREJIAN                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANTHONY G. FERNANDES                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CLAIRE W. GARGALLI                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PIERRE H. JUNGELS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES A. LASH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. LARRY NICHOLS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: H. JOHN RILEY, JR.                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES L. WATSON                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE AS                         ISSUER          YES          FOR               FOR
THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL YEAR 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDMENT TO                         ISSUER          YES          FOR               FOR
THE BAKER HUGHES INCORPORATED EMPLOYEE STOCK PURCHASE

PROPOSAL #04: STOCKHOLDER PROPOSAL NO. 1 REGARDING                       SHAREHOLDER       YES        AGAINST             FOR
CALLING SPECIAL SHAREOWNERS MEETINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BALLY TECHNOLOGIES, INC.
  TICKER:                BYI             CUSIP:     05874B107
  MEETING DATE:          12/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT GUIDO                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KEVIN VERNER                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &                      ISSUER          YES          FOR               FOR
 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JUNE 30, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE ORO UNIBANK INC
  TICKER:                N/A             CUSIP:     Y0560W104
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the proof of notice and to                           ISSUER          YES          FOR               FOR
determine the existence of quorum

PROPOSAL #3.: Approve the minutes of the previous                          ISSUER          YES          FOR               FOR
annual meeting of stockholders held on 27 JUL 2007

PROPOSAL #4.: Approve the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve and ratify the all actions of                        ISSUER          YES          FOR               FOR
the Board of Directors and Management during their
term of office

PROPOSAL #6.1: Elect Mr. Teresita T. SY as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Elect Mr. Corazon S. DE LA Paz-                             ISSUER          YES          FOR               FOR
Bernardo as a Director

PROPOSAL #6.3: Elect Mr. Jesus A. Jacinto, Jr. as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Elect Mr. Christopher A. Bell-Knight                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #6.5: Elect Mr. Antonio C. Pacis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.6: Elect Mr. Lee Wai Fai as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.7: Elect Mr. Henry T. SY, Jr. as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.8: Elect Mr. Josefina N. Tan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.9: Elect Mr. Nestor V. Tan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.10: Elect Mr. Teodoro B. Montecillo as an                      ISSUER          YES          FOR               FOR
 Indepident Director

PROPOSAL #6.11: Elect Mr. Jimmy T. Tang as an                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #7.1: Approve the plan Merger of BDO Unibank                      ISSUER          YES          FOR               FOR
 with wholly owned Subsidiaries Equitable Savings
Bank Inc PCI capital Corporation and BDO Elite
Savings Bank [currently known as American Express
Bank Philippines, [A Savings Bank INC.] with BDO
Unibank as the surving entity

PROPOSAL #7.2: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR
modifying the terms of BDO Unibank's preferred shares

PROPOSAL #7.3: Amend the Code of By Laws fixing BDO                        ISSUER          YES          FOR               FOR
Unibank's annual stockholders meeting to any day
falling within the 45 days after 15 APR of each year
as determined by the Board of Directors and adjusting
 the nomination period

PROPOSAL #8.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #9.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #10.: Adjournment                                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado De Santa Catarina
S.A. Besc and of Besc S.A. Credito Imobiliario Bescri
 by Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
KPMG Auditors Independentes, with corporate taxpayer
ID CNPJ MF Number 57.755.217000129, as being
responsible for the preparation of the valuation
reports of Besc and of Bescri at their respective
book worth values

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Bdo Trevisan Auditors Independentes, with corporate
taxpayer ID CNPJ MF Number 52.803.244000106, as being
 responsible for the preparation of the valuation
reports of the net worth of Besc and of Bescri using
the discounted cash flow method

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
pricewaterhousecoopers International Services Ltda.,
with corporate taxpayer ID CNPJ MF Number
47.205.646000179, and pricewaterhousecoopers
Corporate Finance and Recovery Ltda., with corporate
taxpayer ID CNPJ MF Number 05.487.514000137, as being
 responsible for the preparation of the valuation
report on Banco Do Brasil S.A., using the quotation
price of the shares on the securities market and
using the discounted cash flow method

PROPOSAL #3: Approve the valuation reports mentioned                       ISSUER          YES          FOR               FOR
in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of Besc and Bescri by Banco Do Brasil S.A.
under the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to perform all acts
 that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a result of the mergers
mentioned above, through the transfer of the net
assets of the merged Companies to the merging
Company, under the terms of the protocol and
justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado Do Piaui S.A. BEP,
into Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Deloitte Touche Tohmatsu Consultores Ltda, with
corporate taxpayer ID CNPJ MF Number
02.189.924000103, as being responsible for the
preparation of the valuation report of BEP using the
discounted cash flow method

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Global Auditors Independents, with corporate taxpayer
 ID/CNPJMF Number 03.423.123000395, as being
responsible for the book equity valuation report of
BEP, for the purpose of equity transfer from BEP to BB

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Pricewaterhousecoopers Auditors Independents, with
corporate taxpayer ID/CNPJMF Number 61.562.112001526,
 and of pricewaterhousecoopers Corporate Finance and
Recovery Ltda., with corporate taxpayer ID CNPJMF
Number 5.487.514000137, as being responsible for the
preparation of the valuation report on Banco Do
Brasil S.A., at the quoted price of the shares on the
 stock market and using the discounted cash flow

PROPOSAL #3.: Approve the valuation reports mentioned                      ISSUER          YES          FOR               FOR
 in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of BEP into Banco Do Brasil S.A. in accordance
 with the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to do all the acts
that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a function of the merger
referred to above, through the transfer of the net
worth of the Company being merged to the Company
carrying out the merger, in accordance with the terms
 of the protocol and justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Banco Do                          ISSUER          YES          FOR               FOR
Brasil S.A., of a Corporate shareholder interest
equivalent to 76,262,912 million common shares in
Banco Nossa Caixa S.A., corresponding to 71.25% of
the total share capital and of the voting capital in
the same proportion

PROPOSAL #2.: Ratify the Memorandum of understanding,                      ISSUER          YES          FOR               FOR
 accompanied by the valuation report on Banco Nossa
Caixa S.A., under the terms of Article 256/1 of Law
Number 6404/76 of 15 DEC 1976

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of Banco Do Brasil S.A as a result of the corporate
mergers of Banco Do Estado De Santa Catarina S.A BESC
 and BESC S.A Credito Imobiliario 'BESCRI'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
capitalization of the balance recorded in the
expansion reserves and the issuance of new shares

PROPOSAL #2.: Amend the Article 7 of the Corporate                         ISSUER          YES          FOR               FOR
Bylaws

PROPOSAL #3.: Amend the Corporate Bylaws                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
financial statements, External Auditors and of the
Finance Committee and documents opinion report
relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve to deliberate on the                                ISSUER          YES          FOR               FOR
destination of the net income from the 2008 exercise
and the dividends distribution

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Auditors

PROPOSAL #IV.: Approve to fix the remuneration of the                      ISSUER          YES          FOR               FOR
 Board of Auditors

PROPOSAL #V.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #VI.: Approve to set the overall annual                           ISSUER          YES          FOR               FOR
account of the remuneration of the Members of the
Management bodies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ
  TICKER:                N/A             CUSIP:     T1872V103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the report of the Board of                          ISSUER          NO           N/A               N/A
Directors, Auditors and Audit firm of financial
statement at 31 DEC 2008 consolidated financial
statement at 31 DEC 2008 any adjournment thereof

PROPOSAL #O.2: Approve the determination of amount to                      ISSUER          NO           N/A               N/A
 allocate for charity

PROPOSAL #O.3: Grant authority to buy and sell own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #O.4: Approve the integration of audit firm                       ISSUER          NO           N/A               N/A
emoluments

PROPOSAL #O.5: Approve the board of inspection                             ISSUER          NO           N/A               N/A
emoluments

PROPOSAL #O.6: Appoint 5 Board of Inspection Members                       ISSUER          NO           N/A               N/A

PROPOSAL #E.1.A: Amend the Articles of Corporate By                        ISSUER          NO           N/A               N/A
Laws insertion of Articles. 35.3, 39.13 and 40.7,
renumbering of following Articles of Corporate By
Laws cancellation of Articles 29.6, 39.7, 56, 57 and
58 cancellation of the nominating committee rule

PROPOSAL #E.1.B: Any adjournment thereof; power to                         ISSUER          NO           N/A               N/A
observe formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER CHILE
  TICKER:                SAN             CUSIP:     05965X109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE ANNUAL REPORT, BALANCE                       ISSUER          YES          FOR               FOR
SHEET AND CONSOLIDATED FINANCIAL STATEMENTS OF THE
BANK AND ITS SUBSIDIARIES, THE INDEPENDENT REPORT OF
THE EXTERNAL AUDITORS, AND THE NOTES CORRESPONDING TO
 THE FINANCIAL YEAR ENDING DECEMBER 31ST OF 2008.

PROPOSAL #02: THE PAYMENT OF A DIVIDEND OF                                 ISSUER          YES          FOR               FOR
CH$1.13185985 PER SHARE OR 65% OF 2008 NET INCOME
ATTRIBUTABLE TO SHAREHOLDERS AS A DIVIDEND. THE
REMAINING 35% OF 2008 NET INCOME ATTRIBUTABLE TO
SHAREHOLDERS WILL BE RETAINED AS RESERVES.

PROPOSAL #03: DESIGNATION OF EXTERNAL AUDITORS. THE                        ISSUER          YES          FOR               FOR
BOARD IS PROPOSING DELOITTE AUDITORES Y CONSULTORES
LIMITADA.

PROPOSAL #04: RATIFY THE DIRECTORS APPOINTED TO THE                        ISSUER          YES        AGAINST           AGAINST
BOARD. IN 2008 THE FOLLOWING BOARD MEMBERS RESIGNED:
BENIGNO RODRIGUEZ AND MARCIAL PORTELA. THE BOARD
DESIGNATED VITTORIO CORBO AND THE ALTERNATE DIRECTOR
JESUS ZABALZA AS REPLACEMENTS. SHAREHOLDERS MUST
RATIFY THESE DESIGNATIONS AND APPROVE THE NEW
ALTERNATE DIRECTOR TO BE NAMED.

PROPOSAL #05: APPROVE THE BOARD OF DIRECTORS' 2009                         ISSUER          YES          FOR               FOR
REMUNERATION. A MONTHLY STIPEND OF UF209
(APPROXIMATELY US$7,500) PLUS UF26 (US$930) PER MONTH
 FOR EACH COMMITTEE A BOARD MEMBER PARTICIPATES IN.

PROPOSAL #06: APPROVAL OF THE AUDIT COMMITTEE'S 2009                       ISSUER          YES          FOR               FOR
BUDGET.

PROPOSAL #07: APPROVAL OF RELATED PARTY TRANSACTIONS                       ISSUER          YES          FOR               FOR
AND SIGNIFICANT EVENTS REGISTERED IN 2008 IN
ACCORDANCE WITH ARTICLE 44 OF LAW 18,046 AND DETAILED
 IN NOTE 14 OF THE FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, to increase the capital in the                      ISSUER          YES          FOR               FOR
 nominal amount of EUR 71,688,495 by means of the
issuance of 143,376,990 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c] in
 fine of the Companies Law [Lay De Sociedades
Anonimas] no later than on the date of implementation
 of the resolution, for an amount that in all events
shall be between a minimum of 8 EUR and a maximum of
EUR 11.23 per share; the new shares shall be fully
subscribed and paid up by means of in kind
contributions consisting of ordinary shares of the
British Company Alliance & Leicester plc; total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an
incomplete subscription, option, under the provisions
 of Chapter VIII of Title VII and the second
additional provision of the restated text of the
Corporate Income Tax Law [Ley del Impuesto sobre
Sociedadees] approved by Royal Legislative Decree
4/2004, for the special rules therein provided with
respect to the capital increase by means of the in
kind contribution of all the ordinary shares of
Alliance & Leicester plc, and authorize the Board of
Directors to delegate in turn to the Executive
Committee, in order to set the terms of the increase
as to all matters not provided for by the
shareholders at this general meeting, perform the
acts needed for the execution thereof, re-draft the
text of sub-sections 1 and 2 of Article 5 of the By-
Laws to reflect the new amount of share capital,
execute whatsoever public or private documents are
necessary to carry out the increase and, with respect
 to the in kind contribution of the shares of
Alliance & Leicester plc, exercise the option for the
 special tax rules provided for under Chapter VIII of
 Title VII and the second Additional provision of the
 restated text of the Corporate Income Tax Law
approved by Royal Legislative Decree 4/2004,
application to the applicable domestic and foreign
agencies to admit the new shares to trading on the
Madrid, Barcelona, Bilbao, and Valencia stock
exchanges through the stock exchange interconnection
system [Continuous Market] and the foreign stock
exchanges on which the shares of Banco Santander are
listed [London, Milan, Lisbon, Buenos Aires, Mexico,

PROPOSAL #2.: Grant authority to deliver 100 shares                        ISSUER          YES          FOR               FOR
of the Bank to each employee of the Alliance &
Leicester plc Group, as a special bonus within the
framework of the acquisition of Alliance & Leicester
plc, once such acquisition has been completed

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the general meeting, as well as to delegate the
powers it receives from the shareholders acting at
the general meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the capital increase in the                          ISSUER          YES          FOR               FOR
nominal amount of EUR 88,703,857.50 by means of the
issuance of 177,407,715 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c in
fine of the Companies Law, no later than on the date
of implementation of the resolution, for an amount
that in all events shall be between a minimum of EUR
7.56 and a maximum of EUR 8.25 per share, the new
shares shall be fully subscribed and paid up by means
 of in kind contributions consisting of ordinary
shares of the Sovereign Bancorp Inc., total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an

PROPOSAL #2.: Grant authority for the delivery of 100                      ISSUER          YES          FOR               FOR
 shares of the Bank to each employee of the Abbey
National Plc Group

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the General Meeting, as well as to delegate the
powers it receives from the shareholders acting at
the General Meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Santander and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Mr. Matias Rodriguez as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.2: Re-elect Mr. Manuel Sotoserrano as a                        ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.3: Re-elect Mr. Guillermo De Ladehesa                          ISSUER          YES          FOR               FOR
Romero as a Board Member

PROPOSAL #3.4: Re-elect Mr. Abel Matutes Juan as a                         ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #7.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital in the next 3 years 1 or more time sup
to a maximum of 2,038,901,430.50 Euros

PROPOSAL #8.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital through the issue of new shares with 0,
 5 E nominal value charged to reserves and without
premium, delegation of powers to issue these shares
and to publish this agreement and listing of these
shares in the corresponding stock Exchanges Markets

PROPOSAL #9.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
promissory notes and other fixed income securities
excluding the preferent subscription right

PROPOSAL #10.1: Approve the incentive plan to long                         ISSUER          YES          FOR               FOR
term for the Banco Santander Employees

PROPOSAL #10.2: Approve the Incentive Plan for the                         ISSUER          YES          FOR               FOR
Abbey Employees

PROPOSAL #10.3: Grant authority to deliver 100 shares                      ISSUER          YES          FOR               FOR
 to each Employee of Sovereign

PROPOSAL #11.: Approve to delegate the powers to the                       ISSUER          YES          FOR               FOR
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER, S.A.
  TICKER:                STD             CUSIP:     05964H105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: EXAMINATION AND APPROVAL, IF DEEMED                          ISSUER          YES          FOR               FOR
APPROPRIATE, OF THE ANNUAL ACCOUNTS (BALANCE SHEET,
PROFIT AND LOSS STATEMENT, STATEMENTS OF CHANGES IN
NET ASSETS AND CASH FLOWS, AND NOTES) AND OF THE
CORPORATE MANAGEMENT OF BANCO SANTANDER, S.A. AND ITS
 CONSOLIDATED GROUP, ALL WITH RESPECT TO THE FISCAL
YEAR ENDED DECEMBER 31, 2008

PROPOSAL #02: APPLICATION OF RESULTS FROM FISCAL YEAR                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #3A: RE-ELECTION OF MR. MATIAS RODRIGUEZ                          ISSUER          YES          FOR               FOR
INCIARTE

PROPOSAL #3B: RE-ELECTION OF MR. MANUEL SOTO SERRANO                       ISSUER          YES          FOR               FOR

PROPOSAL #3C: RE-ELECTION OF MR. GUILLERMO DE LA                           ISSUER          YES          FOR               FOR
DEHESA ROMERO

PROPOSAL #3D: RE-ELECTION OF MR. ABEL MATUTES JUAN                         ISSUER          YES          FOR               FOR

PROPOSAL #04: RE-ELECTION OF THE AUDITOR OF ACCOUNTS                       ISSUER          YES          FOR               FOR
FOR FISCAL YEAR 2009.

PROPOSAL #05: AUTHORIZATION FOR THE BANK AND ITS                           ISSUER          YES          FOR               FOR
SUBSIDIARIES TO ACQUIRE THEIR OWN STOCK PURSUANT TO
THE PROVISIONS OF SECTION 75 AND THE FIRST ADDITIONAL
 PROVISION OF THE BUSINESS CORPORATIONS LAW ?LEY DE
SOCIEDADES ANONIMAS?, DEPRIVING OF EFFECT TO THE
EXTENT OF THE UNUSED AMOUNT THE AUTHORIZATION GRANTED
 BY THE SHAREHOLDERS AT THE ORDINARY GENERAL
SHAREHOLDERS' MEETING HELD ON JUNE 21, 2008

PROPOSAL #06: DELEGATION TO THE BOARD OF DIRECTORS OF                      ISSUER          YES          FOR               FOR
 THE POWER TO CARRY OUT THE RESOLUTION TO BE ADOPTED
BY THE SHAREHOLDERS AT THE MEETING TO INCREASE THE
SHARE CAPITAL PURSUANT TO THE PROVISIONS OF SECTION
153.1.A) OF THE BUSINESS CORPORATIONS LAW, DEPRIVING
OF EFFECT THE AUTHORIZATION GRANTED BY THE
SHAREHOLDERS AT SUCH GENERAL MEETING ON JUNE 21, 2008

PROPOSAL #07: AUTHORIZATION TO THE BOARD, PURSUANT TO                      ISSUER          YES          FOR               FOR
 PROVISIONS OF ARTICLE 153.1.B) OF BUSINESS
CORPORATIONS LAW, TO INCREASE THE SHARE CAPITAL ON
ONE OR MORE OCCASIONS AT ANY TIME, WITHIN A TERM OF
THREE YEARS, BY MEANS OF MONETARY CONTRIBUTIONS IN
THE MAXIMUM NOMINAL AMOUNT OF 2,038,901,430.50 EUROS,
 ALL ON SUCH TERMS AND CONDITIONS AS IT DEEMS
APPROPRIATE, DEPRIVING OF EFFECT THE AUTHORIZATION
GRANTED BY SHAREHOLDERS BY MEANS OF RESOLUTION ONE
II) DELEGATION OF THE POWER TO EXCLUDE PRE-EMPTIVE
RIGHTS PROVIDED FOR IN SECTION 159.2 OF THE BUSINESS

PROPOSAL #08: INCREASE OF SHARE CAPITAL IN SUCH                            ISSUER          YES          FOR               FOR
AMOUNT AS MAY BE DETERMINED PURSUANT TO RESOLUTION BY
 MEANS OF ISSUANCE OF NEW ORDINARY SHARES HAVING A
PAR VALUE OF ONE-HALF (0.5) EURO EACH, WITHOUT
ISSUANCE PREMIUM, OF SAME CLASS AND SERIES AS THOSE
THAT ARE CURRENTLY OUTSTANDING, WITH CHARGE TO
VOLUNTARY RESERVES SET UP WITH UNAPPROPRIATED
EARNINGS. EXPRESS PROVISION FOR POSSIBILITY OF
INCOMPLETE ALLOCATION. DELEGATION OF POWERS TO BOARD,
 WITH AUTHORITY TO, IN TURN, DELEGATE SUCH POWERS TO
EXECUTIVE COMMITTEE, ALL AS MORE FULLY DESCRIBED IN

PROPOSAL #09: DELEGATION TO THE BOARD OF POWER TO                          ISSUER          YES          FOR               FOR
ISSUE SIMPLE FIXED INCOME SECURITIES OR DEBT
INSTRUMENTS OF SIMILAR (INCLUDING BONDS, PROMISSORY
NOTES OR WARRANTS), FIXED INCOME SECURITIES
CONVERTIBLE INTO AND/OR EXCHANGEABLE FOR SHARES OF
COMPANY. CONNECTION WITH FIXED-INCOME SECURITIES
CONVERTIBLE INTO AND/OR EXCHANGEABLE FOR SHARES OF
COMPANY, ESTABLISHMENT OF CRITERIA FOR DETERMINING
TERMS AND CONDITIONS APPLICABLE TO CONVERSION AND/OR
EXCHANGE GRANT TO THE BOARD, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #10A: INCENTIVE POLICY: IN CONNECTION WITH                        ISSUER          YES          FOR               FOR
THE LONG-TERM INCENTIVE POLICY APPROVED BY THE BOARD
OF DIRECTORS, APPROVAL OF NEW CYCLES AND PLAN FOR THE
 DELIVERY OF SANTANDER SHARES FOR IMPLEMENTATION BY
THE BANK AND BY COMPANIES OF THE SANTANDER GROUP AND
LINKED TO CERTAIN PERMANENCE REQUIREMENTS OR TO
CHANGES IN TOTAL SHAREHOLDER RETURN.

PROPOSAL #10B: INCENTIVE POLICY: APPROVAL OF AN                            ISSUER          YES          FOR               FOR
INCENTIVE PLAN FOR EMPLOYEES OF ABBEY NATIONAL PLC.
AND OTHER COMPANIES OF THE GROUP IN THE UNITED
KINGDOM BY MEANS OF OPTIONS TO SHARES OF THE BANK
LINKED TO THE CONTRIBUTION OF PERIODIC MONETARY
AMOUNTS AND TO CERTAIN PERMANENCE REQUIREMENTS.

PROPOSAL #10C: INCENTIVE POLICY: AUTHORIZATION OF THE                      ISSUER          YES          FOR               FOR
 DELIVERY OF 100 SHARES OF THE BANK TO EACH EMPLOYEE
OF THE SOVEREIGN SUBGROUP.

PROPOSAL #11: AUTHORIZATION TO THE BOARD OF DIRECTORS                      ISSUER          YES          FOR               FOR
 TO INTERPRET, REMEDY, SUPPLEMENT, CARRY OUT AND
FURTHER DEVELOP THE RESOLUTIONS ADOPTED BY THE
SHAREHOLDERS AT THE MEETING, AS WELL AS TO DELEGATE
THE POWERS RECEIVED FROM THE SHAREHOLDERS AT THE
MEETING, AND GRANT OF POWERS TO CONVERT SUCH
RESOLUTIONS INTO NOTARIAL INSTRUMENTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANG & OLUFSEN AS, STRUER
  TICKER:                N/A             CUSIP:     K07774126
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman                                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Board of Directors' report                       ISSUER          YES          FOR               FOR
on the Company's activities during the past year

PROPOSAL #3.: Receive and approve the audited annual                       ISSUER          YES          FOR               FOR
report for the 2007/08 FY, including the resolution
concerning the discharge of the Management Board's
and the Board of Directors' obligations and the
decision concerning the allocation of profits in
accordance with the approved annual report

PROPOSAL #4.A: Authorize the Board on behalf of the                        ISSUER          YES          FOR               FOR
Company, to acquire up to 10% of the Company's share
capital at a price which must not be more than 10%
above or below the most recent price quoted for the B
 shares [ordinary shares] on OMX the Nordic Exchange
Copenhagen, within 18 months from the date of the AGM

PROPOSAL #4.B: Approve to pay a dividend of DKK 3.00                       ISSUER          YES          FOR               FOR
per nominal DKK 10 share bringing the total dividend
to approximately DKK 36 million; last year, the
dividend was DKK 20.00 per nominal share of DKK 10.00
 equating to a payment of DKK 242 million

PROPOSAL #4.C: Approve the proposal submitted by the                       ISSUER          YES          FOR               FOR
Board of Directors regarding general guidelines for
performance-related remuneration

PROPOSAL #4.D: Approve to change the Article 9                             ISSUER          YES          FOR               FOR
Paragraph 2 of the Articles of Association, as
specified

PROPOSAL #5.: Approve, if the above Proposal 4.d with                      ISSUER          YES          FOR               FOR
 regard to a change to Article 9, paragraph 2 is
approved, all Members of the Board of Directors
elected at the OGM are up for re-election; and that
Mr. Preben Damgaard Nielson does not wish to be re-
elected; re-elect Messers. Jorgen Worning, Lars
Brorsen, Thorleif Krarup, Peter Skak Olufsen and
Niels Bjorn Christiansen; and elect Mr. Rolf Eriksen
to the Board of Directors

PROPOSAL #6.: Re-elect Deloitte, Statsautoriseret                          ISSUER          YES          FOR               FOR
Revisionsaktieselskab as the Auditors

PROPOSAL #7.: Other matters                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANG & OLUFSEN AS, STRUER
  TICKER:                N/A             CUSIP:     K07774126
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Soren Meisling, Attorney-                        ISSUER          YES          FOR               FOR
at-law, as the Chairman of the EGM

PROPOSAL #2.: Grant authority, in the period until 31                      ISSUER          YES          FOR               FOR
 DEC 2009, in one or more stages, to increase the
Company's share capital by a nominal amount of up to
DKK 250,000,000 [corresponding to 25,000,000 shares
of DKK 10 each], see Section 37 of the Danish Public
Companies Act [aktieselskabsloven], always provided,
however, that the first exercise of the authority
must be for a minimum nominal amount of DKK
30,000,000 [corresponding to 3,000,000 shares of DKK
10 each], by cash payment with a preferential
subscription right for the Company's existing holders
 of Class A shares and Class B shares with respect to
 new shares in proportion to their holdings of Class
A and Class B shares, as decided by the Company's
Board of Directors in each individual case
irrespective of whether the preferential subscription
 right is exercised by holders of Class A shares or
Class B shares, shares issued according to the
authorization must be Class B shares being negotiable
 instruments issued to bearer, but which may be
registered in the holder's name in the Company's
register of shareholders; there will be no
limitations on the transferability of the shares, and
 no shareholder shall be obliged to allow his/her
shares to be redeemed in whole or in part; the shares
 are to carry the same rights as the existing B
shares and to carry the right to receive dividends
and other rights in the Company as from the date of
registration of the capital increase with the Danish
Commerce and Companies Agency; approve to inset the
authorization in the Articles of Association as a new

PROPOSAL #3.: Approve to abolish the split of the                          ISSUER          YES          FOR               FOR
Company's share capital into Class A shares and Class
 B shares on specified terms and conditions and adopt
 the resulting amendments to the Articles of
Association subject to completion of a capital
increase of a minimum nominal amount of DKK
30,000,000 in B shares in accordance with the
proposal under Resolution 2; approve to insert the
authorization in the Articles of Association as a new
 Article 4b; accordingly, amend the Articles 4, 5, 6
and 8 of the Articles of Association as specified

PROPOSAL #4.: Approve to introduce electronic                              ISSUER          YES          FOR               FOR
communication between the shareholders and the
Company in accordance with Section 65b of the Public
Companies Act and that at the same time to decide
when to introduce such electronic communication; the
Company may then give all notices to be given to the
Company's shareholders under the Public Companies Act
 or the Articles of Association by electronic mail,
and documents may be made available or forwarded in
electronic form; approve to insert the authorization
with the specified wording as a new Article 9 in the
Articles of Association

PROPOSAL #5.: Amend the Articles 5, 7, 8 and 9 of the                      ISSUER          YES        AGAINST           AGAINST
 Articles of Association as specified

PROPOSAL #6.: Authorize the Chairman of the meeting                        ISSUER          YES          FOR               FOR
with full right of substitution to apply for
registration of the resolutions passed and to make
any such amendments thereto as may be required or
requested by the Danish Commerce and Companies Agency
 or any other public authority as a condition for
registration or approval

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK CHINA LTD
  TICKER:                N/A             CUSIP:     Y0698A107
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors of the Bank

PROPOSAL #2.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Supervisors of the Bank

PROPOSAL #3.: Approve the 2008 profit distribution                         ISSUER          YES          FOR               FOR
plan of the Bank

PROPOSAL #4.: Approve the 2008 annual financial                            ISSUER          YES          FOR               FOR
statements of the Bank

PROPOSAL #5.: Approve the 2009 annual budget of the                        ISSUER          YES          FOR               FOR
Bank

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian Certified Public Accountants Limited Company
and PricewaterhouseCoopers Hong Kong as the Bank's
External Auditors for 2009

PROPOSAL #7.1: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Xiao Gang, the Chairman of
the Board of Directors

PROPOSAL #7.2: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Li Lihui, the Vice Chairman
of the Board of Directors and the President of the

PROPOSAL #7.3: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Li Zaohang, the Executive
Director and the Executive Vice President of the Bank

PROPOSAL #7.4: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Zhou Zaiqun, the Executive
Director and the Executive Vice President of the Bank

PROPOSAL #7.5: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Liu Ziqiang, the Chairman of
the Board of Supervisors

PROPOSAL #7.6: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Wang Xueqiang, the Supervisor
 of the Bank

PROPOSAL #7.7: Approve the 2008 performance appraisal                      ISSUER          YES          FOR               FOR
 and Bonus Plan for Mr. Liu Wanming, the Supervisor
of the Bank

PROPOSAL #8.1: Re-elect Mr. Seah Lim Huat Peter as a                       ISSUER          YES          FOR               FOR
Non-Executive Director of the Bank

PROPOSAL #8.2: Re-elect Mr. Alberto Togni as a                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Bank

PROPOSAL #9.: Approve the proposal for Supplemental                        ISSUER          YES          FOR               FOR
Delegation of authorities by the Shareholders meeting
 to the Board of Directors of the Bank

PROPOSAL #S.10: Amend the Article 238 of the Articles                      ISSUER          YES          FOR               FOR
 of Association as specified

PROPOSAL #S.11: Approve the issue of RMB-denominated                       ISSUER          YES        AGAINST           AGAINST
bonds by the Bank in Hong Kong for an aggregate
amount not exceeding RMB 10 billion by the end of
2010; the issue of RMB-denominated bonds by the Bank
in accordance with the following principles: (a)
Issue size, taking into account the amount of RMB-
denominated deposit in Hong Kong and the conditions
of the bond market, the Bank plans to issue RMB-
denominated bonds in Hong Kong for an amount not
exceeding RMB 10 billion by the end of 2010; (b)
Term, In accordance with the Hong Kong residents
investment preference and the utilization of the
Bank's funds, the term of the bond will not exceed 3
years; Interest rate, the nominal rate of the RMB-
denominated bond will be determined by reference to
the level of RMB deposit rate and the level of bond
yield in the relevant market, and will be finalized
by reference to the term of the bonds and the
prevailing market conditions, authorize the Board to
finalize the terms of such RMB-denominated bond
issues including the timing of the issue, the issue
size, the term and the interest rate, as well as
other relevant matters and signing all related

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF AMERICA CORPORATION
  TICKER:                BAC             CUSIP:     060505104
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: A PROPOSAL TO APPROVE THE ISSUANCE OF                        ISSUER          YES          FOR               FOR
SHARES OF BANK OF AMERICA COMMON STOCK AS
CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER,
DATED AS OF SEPTEMBER 15, 2008, BY AND BETWEEN
MERRILL LYNCH & CO., INC. AND BANK OF AMERICA
CORPORATION, AS SUCH AGREEMENT MAY BE AMENDED FROM

PROPOSAL #02: A PROPOSAL TO APPROVE AN AMENDMENT TO                        ISSUER          YES          FOR               FOR
THE 2003 KEY ASSOCIATE STOCK PLAN, AS AMENDED AND
RESTATED.

PROPOSAL #03: A PROPOSAL TO ADOPT AN AMENDMENT TO THE                      ISSUER          YES          FOR               FOR
 BANK OF AMERICA AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF BANK OF AMERICA COMMON STOCK FROM 7.5
BILLION TO 10 BILLION.

PROPOSAL #04: A PROPOSAL TO APPROVE THE ADJOURNMENT                        ISSUER          YES          FOR               FOR
OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE,
TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THAT
THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE
SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSALS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF AMERICA CORPORATION
  TICKER:                BAC             CUSIP:     060505104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM BARNET,                        ISSUER          YES          FOR               FOR
III
PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK P. BRAMBLE,                      ISSUER          YES          FOR               FOR
 SR.

PROPOSAL #1C: ELECTION OF DIRECTOR: VIRGIS W. COLBERT                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN T. COLLINS                        ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GARY L. COUNTRYMAN                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: TOMMY R. FRANKS                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES K. GIFFORD                     ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: KENNETH D. LEWIS                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MONICA C. LOZANO                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WALTER E. MASSEY                       ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: THOMAS J. MAY                          ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: PATRICIA E.                            ISSUER          YES          FOR               FOR
MITCHELL

PROPOSAL #1M: ELECTION OF DIRECTOR: JOSEPH W. PRUEHER                      ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: CHARLES O.                             ISSUER          YES          FOR               FOR
ROSSOTTI
PROPOSAL #1O: ELECTION OF DIRECTOR: THOMAS M. RYAN                         ISSUER          YES          FOR               FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: O. TEMPLE SLOAN,                       ISSUER          YES          FOR               FOR
JR.

PROPOSAL #1Q: ELECTION OF DIRECTOR: ROBERT L. TILLMAN                      ISSUER          YES          FOR               FOR

PROPOSAL #1R: ELECTION OF DIRECTOR: JACKIE M. WARD                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE INDEPENDENT                              ISSUER          YES          FOR               FOR
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

PROPOSAL #03: AN ADVISORY (NON-BINDING) VOTE                               ISSUER          YES          FOR               FOR
APPROVING EXECUTIVE COMPENSATION

PROPOSAL #04: STOCKHOLDER PROPOSAL - DISCLOSURE OF                       SHAREHOLDER       YES        ABSTAIN           AGAINST
GOVERNMENT EMPLOYMENT

PROPOSAL #05: STOCKHOLDER PROPOSAL - ADVISORY VOTE ON                    SHAREHOLDER       YES        AGAINST             FOR
 EXEC COMP

PROPOSAL #06: STOCKHOLDER PROPOSAL - CUMULATIVE VOTING                   SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #07: STOCKHOLDER PROPOSAL - SPECIAL                             SHAREHOLDER       YES        AGAINST             FOR
STOCKHOLDER MEETINGS

PROPOSAL #08: STOCKHOLDER PROPOSAL - INDEPENDENT                         SHAREHOLDER       YES        AGAINST             FOR
BOARD CHAIRMAN

PROPOSAL #09: STOCKHOLDER PROPOSAL - PREDATORY CREDIT                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 CARD LENDING PRACTICES

PROPOSAL #10: STOCKHOLDER PROPOSAL - ADOPTION OF                         SHAREHOLDER       YES        ABSTAIN           AGAINST
PRINCIPLES FOR HEALTH CARE REFORM

PROPOSAL #11: STOCKHOLDER PROPOSAL - LIMITS ON EXEC                      SHAREHOLDER       YES        AGAINST             FOR
COMP

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF CYPRUS PUBLIC COMPANY LTD, NICOSIA
  TICKER:                N/A             CUSIP:     M16502128
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the issue by the Bank of                            ISSUER          NO           N/A               N/A
Convertible Capital Securities of a total amount of
up to EUR 645,327,822 the key terms of which are
included in the document titled, key terms of
Convertible Capital Securities issue dated 11 MAR
2009 which has been sent to shareholders together
with the invitation to the current EGM Convertible
Capital Securities and authorize the Board of
Directors of the Bank to take all necessary actions
for the offer and issue of the Convertible Capital
Securities as well as to determine the remaining
terms of the Convertible Capital Securities issue, in
 addition authorize the Board of Directors to amend,
if deemed necessary under the prevailing conditions,
the interest rates of the Convertible Capital
Securities issue by up to 1%, prior to the approval
of the issue by the relevant regulatory authorities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF CYPRUS PUBLIC COMPANY LTD, NICOSIA
  TICKER:                N/A             CUSIP:     M16502128
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the examination of the Board of                      ISSUER          YES          FOR               FOR
 Directors report and the financial statements of the
 FY 2008 and approve the proposed final dividend

PROPOSAL #2.: Elect the Board of Directors Members                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to determine the Board of                            ISSUER          YES          FOR               FOR
Directors emoluments and approve its report

PROPOSAL #4.: Approve the renomination of Auditors                         ISSUER          YES          FOR               FOR
and grant authority to the Board of Directors
regarding the determination of their emoluments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF CYPRUS PUBLIC COMPANY LTD, NICOSIA
  TICKER:                N/A             CUSIP:     M16502128
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the amendment of the exercise                       ISSUER          YES          FOR               FOR
price of the share options plan of the bank that was
approved by the AGM of the shareholders held on 14
MAY 2008 and its replacement with the specified term
the exercise price of the share options is determined
 as the higher of Euro 5,50 or 10% above the average
closing share price on the Athens exchange during the
 last 30 working days that immediately precede the
date of this decision; and the exercise price of the
share options 2008/2010 already issued so that it is
consistent with amendment above; the extension of the
 last exercise date to 31 DEC 2013 instead of 31 DEC
2012

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y06949112
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet of                       ISSUER          YES          FOR               FOR
the Bank as at 31 MAR 2008, profit and loss account
of the Bank for the YE 31 MAR 2008, report of the
Board of Directors on the working and activities of
the Bank for the period covered by accounts and the
Auditors' report on the balance sheet and accounts

PROPOSAL #2.: Declare a final dividend on equity                           ISSUER          YES          FOR               FOR
shares for the FY 2007-08

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y06949112
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Chandre Bhagwatrao Govindrao to                       ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors.

PROPOSAL #1.2: Elect Damale Babasaheb Gangadhar to                         ISSUER          YES        ABSTAIN           AGAINST
the Board of Directors.

PROPOSAL #1.3: Elect Mallya Prakash P. to the Board                        ISSUER          YES        ABSTAIN           AGAINST
of Directors.

PROPOSAL #1.4: Elect Nair Gopinath Madhavan to the                         ISSUER          YES                          AGAINST
Board of Directos.

PROPOSAL #1.5: Elect Sirajuddin P.M. to the Board of                       ISSUER          YES                          AGAINST
Directors.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B
  TICKER:                N/A             CUSIP:     G49374146
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and the accounts                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Richard Burrows as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. David Dilger as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. George Magan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Declan McCourt as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. John O' Donovan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #S.4: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #S.5: Approve to renew the Bank's authority                       ISSUER          YES          FOR               FOR
to purchase its own stock

PROPOSAL #S.6: Approve to determine the re-issue                           ISSUER          YES          FOR               FOR
price range for treasury stock

PROPOSAL #S.7: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to issue ordinary stock on an non pre-
emptive basis for cash

PROPOSAL #S.8: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to issue ordinary stock on an non pre-
emptive basis other than for cash

PROPOSAL #S.9: Approve the Electronic and Web                              ISSUER          YES          FOR               FOR
communication to stockholder

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an increase in the authorized                        ISSUER          YES        AGAINST           AGAINST
ordinary share capital of the Company

PROPOSAL #2.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
securities

PROPOSAL #3.: Authorize the Directors to allot equity                      ISSUER          YES        AGAINST           AGAINST
 securities for cash for other than on a pro-rata
basis to shareholders and to sell treasury shares

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
ordinary shares at a discount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports of the Directors                         ISSUER          YES          FOR               FOR
and Auditors and the audited accounts of the Company
for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Simon Fraser as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.: Re-elect Mr. Marcus Aglus as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Re-elect Mr. David Booth as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Sir Richard Broadbent as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Richard Leigh Clifford,                         ISSUER          YES          FOR               FOR
A.O. as a Director of the Company

PROPOSAL #8.: Re-elect Mr. Fulvio Conti as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #9.: Re-elect Mr. Robert E Diamond Jr. as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-elect Sir Andrew Liklerman as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Re-elect Mr. Christopher Lucas as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #12.: Re-elect Sir Michael Rake as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #13.: Re-elect Mr. Stephen Russell as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #14.: Re-elect Mr. Frederik Seegers as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #15.: Re-elect Sir John Sunderland as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #16.: Re-elect Mr. John Varley as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #17.: Re-elect Mr. Patience Wheatcroft as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP,                      ISSUER          YES          FOR               FOR
 Chartered accountants and registered Auditors as the
 Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next AGM at which accounts are laid before the

PROPOSAL #19.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Company, for the purpose                      ISSUER          YES        AGAINST           AGAINST
 of Section 365 of the Companies Act 2006 [ the 2006
Act]] the Company and any company which at any time
during the period for which this resolution has
effect, is a subsidiary of the Company be and are
hereby; a) make political donation to political
organizations not exceeding GBP 25,000 in total; and
b) incur political expenditure not exceeding GBP
100,000 in total, in each case during the period
commencing on the date of this [Authority expires the
 earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010], whichever
 is the earlier, provided that the maximum amounts
referred to in a) and b) may consist of sums in any
currency converted into sterling the purposes of this
 resolution, the terms 'political donations'
'political organizations' and 'political expenditure'
 shall have the meanings given to them in Sections
363 to 365 of the 2006 Act

PROPOSAL #21.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
ordinary share capital of the Company from GBP
3,499,000,000 to GBP 5,249,000,000 by the creation of
 7,000,000,000 new ordinary shares of 25 pence each
in the Company; this resolution is the creation of
new ordinary shares of the Company; this number of
new ordinary shares represents an increase of
approximately 50% of the existing authorized ordinary
 share capital of the Company; the purpose of the
increase in authorized ordinary share capital is
primarily to allow the Company to retain sufficient
authorized, but unissued, ordinary share capital for
general purposes, particularly in view of the
authority sought under Resolution 22 to allot an
amount approximately equal to two-thirds of the
Company's issued share capital in conformity with the
 revised Association of British Insurers [ABI]
guidelines, also bearing in mind the ordinary shares
already committed to be issued as part of the capital
 raising

PROPOSAL #22.: Authorize the Directors Company, in                         ISSUER          YES          FOR               FOR
substitution to allot: a] relevant securities [as
specified in the Companies Act 1985] upon to an
aggregate nominal amount of GBP 738,016,774, USD
77,500,000, GBP 40,000,000 and YEN 4,000,000,000; and
 b] relevant securities comprising equity securities
[as specified in the Companies Act 1985] up to an
aggregate nominal amount of GBP 1,396,033,549 [such
amounts to be reduced by the aggregate amount of
relevant securities issued under above paragraph
[a]of this resolution 22 in connection with an offer
by way of a rights issue]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of others equity securities as required by
the rights of those securities or subject to such
rights as the Directors otherwise consider necessary;
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 [Authority expires earlier at the conclusion of next
 AGM of the Company or 30 JUN 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.23: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution and subject to passing of Resolution 22
to allot equity securities [as specified in the
Companies Act 1985] for cash pursuant to the
authority granted by Resolution 22 and/or where the
allotment constitutes an allotment of equity
securities by virtue of Section 94(3A) of the
Companies Act 1985, in each case free of the
restriction in Section 89(1) of the Companies Act
1985, such power to be limited: a] to the allotment
of equity securities in connection with an offer of
equity securities [but in the case of an allotment
pursuant of the authority granted by paragraph b] of
Resolution 22, such power shall be limited to the
allotment equity securities in connection with an
offer by way of a rights issue and]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of other equity securities, as required by
the rights of those securities or, subject to such
rights, as the Directors otherwise consider necessary
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 and b] to the allotment of equity securities
pursuant to the authority granted by paragraph a] of
Resolution 22 and/or an allotment which constitutes
an allotment of equity securities by virtue of
Section 94(3A) of the Companies Act 1985 [in each
case otherwise than the circumstances set out in
paragraph a] of this resolution 23] up to a nominal
amount of GBP 104,702,516 calculated, in the case of
equity securities which are rights to subscribe for,
or to convert securities into, relevant shares [as
specified in the Companies Act 1985] by reference to
the aggregate nominal amount of relevant shares which
 may be allotted pursuant to such rights, [Authority
expires at the conclusion of next AGM of the Company
or 30 JUN 2010] ; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.24: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of generally and unconditionally to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 837,620,130 ordinary shares of 25p
each in the capital of the Company, at a minimum
price of 25p and not more than 105% above the average
 market value for such shares derived from the London
 Stock Exchange Daily Official List, over the
previous 5 business days; and that stipulated by
Article 5[1] of the buy-back and stabilization
regulation [EC 2273/2003]; and [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.25: Authorize the Directors to call                            ISSUER          YES          FOR               FOR
general meetings [other than an AGM] on not less than
 14 clear days' notice [Authority expires at the
earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BASF SE
  TICKER:                N/A             CUSIP:     D06216101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements of BASF SE and the BASF Group for the
financial year 2008; presentation of Management's
Analyses of BASF SE and the BASF Group for the
financial year 2008 including the explanatory reports
 on the data according to Section 289 (4) and Section
 315 (4) of the German Commercial Code; presentation
of the Report of the Supervisory Board

PROPOSAL #2.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
appropriation of profit

PROPOSAL #3.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the
Supervisory Board

PROPOSAL #4.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the Board
of Executive Directors

PROPOSAL #5.: Election of the auditor for the                              ISSUER          YES          FOR               FOR
financial year 2009

PROPOSAL #6.1.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Prof. Dr. Fran ois Diederich,
Zurich/Switzerland

PROPOSAL #6.2.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Michael Diekmann, Munich

PROPOSAL #6.3.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Franz Fehrenbach, Stuttgart

PROPOSAL #6.4.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Stephen K Green, London

PROPOSAL #6.5.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Max Dietrich Kley, Heidelberg

PROPOSAL #6.6.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Dr. h. c. Eggert Voscherau,
Wachenheim

PROPOSAL #7.: Adoption of a resolution on the removal                      ISSUER          YES          FOR               FOR
 of existing and the creation of new authorized
capital and amendment of the Statutes

PROPOSAL #8.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
amendment of Article 10, No. 2 and No. 3, of the
Statutes

PROPOSAL #9.: Remuneration of the first Supervisory                        ISSUER          YES          FOR               FOR
Board of BASF SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYER AG, LEVERKUSEN
  TICKER:                N/A             CUSIP:     D07112119
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors and the
proposal for the appropriation of the distributable
profit resolution on the appropriation of the
distributable profit of EUR 1,070,080,515 as follows:
 payment of a dividend of EUR 1.40 per no-par share
the remaining amount shall be carried forward, ex-
dividend and payable date: 13 MAY 2009

PROPOSAL #2.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of the Company's share capital through the
 Stock Exchange or by way of a public repurchase
offer to all shareholders, at prices not deviating
more than 10% from the market price of the shares, on
 or before 11 NOV 2010; the shares may be acquired by
 the Company's subsidiaries or by third parties on
the Company's own account; the Board of Managing
Directors shall be authorized to dispose of the
shares in a manner other than through the Stock
Exchange or by way of a public offer to all
shareholders, at a price not materially below the
market price of the shares , for up to 10% of the
Company's share capital; the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to use the shares in
connection with mergers and acquisitions, as Employee
 shares for Employees and executives of the Company
and its affiliates, and to retire the shares, in
these cases shareholders subscription rights shall be

PROPOSAL #5.: Resolution on the conversion of bearer                       ISSUER          NO           N/A               N/A
shares into registered shares, the corresponding
amendments to the Articles of Association and the
adjustment of resolutions adopted by the shareholders
 meeting in 2008; the shares of the Bayer AG shall be
 converted from bearer into registered shares;
therefore, Section 4(1) ,(2),(3),(5) and (6) and
Section 15 (1) and (2) of the Articles of Association
 and the Resolutions under item 5A, 6A and 6B adopted
 by the shareholders meetings in 2008 shall be
amended in respect of bearer shares being replaced by
 registered shares

PROPOSAL #6.: Approval of the transmission of data by                      ISSUER          NO           N/A               N/A
 electronic means pursuant to Section 30(3) of the
Securities Trade Act and the corresponding amendment
to Section 3 of the Articles of Association

PROPOSAL #7.: Appointment of auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the interim report: PricewaterhouseCoopers AG,
Essen

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN
  TICKER:                N/A             CUSIP:     D12096109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289(4) and 315(4) of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 197,129,532.24 as follows:
 payment of a dividend of EUR 0.30 per entitled
ordinary share payment of a dividend of EUR 0.32 per
entitled preferred share EUR 116,201.60 shall be
carried for ward Ex-dividend and payable date: 15 MAY
 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Director's

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Berlin

PROPOSAL #6.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Franz M. Haniel

PROPOSAL #6.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Ms. Susanne Klatten

PROPOSAL #6.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Robert W. Lane

PROPOSAL #6.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Wolfgang Mayrhuber

PROPOSAL #6.5.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Prof. Dr.-Ing. Dr. h. c. Dr.-Ing. E. h. Joachim

PROPOSAL #6.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Stefan Quandt

PROPOSAL #6.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Juergen Strube

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own
ordinary or non-voting preferred shares of up to 10%
of its share capital at prices not deviating more
than 10% from the market price of the shares, on or
before 12 NOV 2010, the Board of Managing Director's
shall be authorized to retire the ordinary or non-
voting preferred shares and to offer non-voting
preferred shares of up to EUR 2,000,000 to employees
of the Company and its affiliates

PROPOSAL #8.: Amendment to Section 16(1)4 of the                           ISSUER          YES          FOR               FOR
Article of Association in accordance with the
implementation of the Shareholders, Rights Act [ARUG]
 in respect of the Board of Managing Director's being
 authorized to allow the audiovisual transmission of
the shareholders meeting

PROPOSAL #9.: Amendments to Section 13 of the Article                      ISSUER          YES          FOR               FOR
 of Association in respect of the provisions
concerning the Supervisory Board being adjusted, the
adjustments shall also include the authorization of
the Company to take out D+0 insurance policies for
Members of the Supervisory Board

PROPOSAL #10.: Resolution on the creation of                               ISSUER          YES          FOR               FOR
authorized capital and the correspondent amendment to
 the Article of Association, the Board of Managing
Director's shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 5,000,000 through the issue of new non-
voting preferred shares to employees of the Company
and its affiliates, on or before 13 MAY 2014

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCE INC
  TICKER:                N/A             CUSIP:     05534B760
  MEETING DATE:          2/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Andre Berard as a Director                        ISSUER          YES          FOR               FOR
who will serve until the end of the next AGM

PROPOSAL #1.2: Elect Mr. Ronald Alvin Brenneman as a                       ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.3: Elect Mr. George Alexander Cope as a                        ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.4: Elect Mr. Anthony Smithson Fell as a                        ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.5: Elect Mrs. Donna Soble Kaufman as a                         ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.6: Elect Mr. Brian Michael Levitt as a                         ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.7: Elect The Honourable Edward C. Lumley                       ISSUER          YES          FOR               FOR
as a Director who will serve until the end of the
next AGM

PROPOSAL #1.8: Elect Mr. Thomas Charles O' Neill as a                      ISSUER          YES          FOR               FOR
 Director who will serve until the end of the next AGM

PROPOSAL #1.9: Elect Mr. James Allen Pattison as a                         ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.10: Elect Mr. Paul Mathias Tellier as a                        ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #1.11: Elect Mr. Victor Leyland Young as a                        ISSUER          YES          FOR               FOR
Director who will serve until the end of the next AGM

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES        AGAINST           AGAINST
Auditors who will serve until the end of the next AGM

PROPOSAL #3.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve, Bell Canada
Enterprises encourages the continuity of its
shareholding by increasing by 10% the dividend
normally paid on shares held for more than 2 years

PROPOSAL #4.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the voting rights be
conferred after a minimum holding period of 1 year

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve in the event of a
merger or acquisition, the By-Laws of Bell Canada
Enterprises provide for paying an amount into the
employee pension fund equal to twice the bonuses and
compensation benefits paid to officers and Directors

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the same number of men
and women on the Board of Directors of Bell Canada
Enterprises, 3 years from the adoption of this

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the annual report and
management proxy circular disclose the equity ratio
between the aggregate compensation of the highest
paid executive of Bell Canada Enterprises, including
annual salary, bonuses, gratuities, payments under
long-term bonus programs and any other form of
compensation, and that of average employee

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the compensation policy
 for the 5 highest-paid executives of Bell Canada
Enterprises and the retainers paid to Board Members
be pre approved by shareholders

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that Bell Canada
Enterprises regulate the exercise of options
allocated to senior executives and Directors of our
Companies by stipulating that such options may not be
 exercised by those concerned before the end of their

PROPOSAL #10.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the bank disclose
information on its direct or indirect holdings in
this type of activity

PROPOSAL #11.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Amend the Articles to introduce
 a cumulative voting mechanism to elect Members of
the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCE INC
  TICKER:                N/A             CUSIP:     05534B760
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect B. K. Allen as a Director who                         ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.2: Elect A. Berard as a Director who will                      ISSUER          YES          FOR               FOR
 serve until the end of the next AGM

PROPOSAL #1.3: Elect R. A. Brenneman as a Director                         ISSUER          YES          FOR               FOR
who will serve until the end of the next AGM

PROPOSAL #1.4: Elect R. E. Brown as a Director who                         ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.5: Elect G. A. Cope as a Director who                          ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.6: Elect A. S. Fell as a Director who                          ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.7: Elect D. Soble Kaufman as a Director                        ISSUER          YES          FOR               FOR
who will serve until the end of the next AGM

PROPOSAL #1.8: Elect B. M. Levitt as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.9: Elect E. C. Lumley as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.10: Elect T. C. O'Neill as a Director who                      ISSUER          YES          FOR               FOR
 will serve until the end of the next AGM

PROPOSAL #1.11: Elect P. M. Tellier as a Director who                      ISSUER          YES          FOR               FOR
 will serve until the end of the next AGM

PROPOSAL #1.12: Elect P. R. Weiss as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #1.13: Elect V. L. Young as a Director who                        ISSUER          YES          FOR               FOR
will serve until the end of the next AGM

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors who will serve until the end of the next AGM

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve, that Bell Canada
Enterprises: 1) Reverses its decision to buyback 5%
of its common stock pursuant to its share buyback
program that was announced 12 DEC 2008; 2) Cease and
desist from acquiring any further shares on the open
market pursuant to this program

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that BCE pay an amount
that is equal in aggregate to the dividends that
would have been paid in JUL 2008 and OCT 2008

PROPOSAL #3.3: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the missed dividend
payments to shareholders for the periods of 15 JUL
2008 AND 15 OCT 2008, please consider the above
proposal for your 2009 annual meeting

PROPOSAL #3.4: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the Cut Board Of
Directors, President and Chief Executive Officer, and
 top Management Salaries, Bonuses, Stock Option
Benefits, Other Benefits AND Perks by 50% IN 2009 and
 2010, and cap them to a maximum of CAD 500,000
Canadian, per person, per year for 2009 and 2010

PROPOSAL #3.5: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt an Independence Policy for
Compensation Committee Members and External
Compensation Advisors like the policy that governs
Audit Committee Members and External Auditors

PROPOSAL #3.6: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt a rule of governance stipulating that
 the Executive Compensation Policy be subject to an
advisory vote by shareholders

PROPOSAL #3.7: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve both men and women have
 a Broad and diversified wealth of skills and
experience to meet the profile that is sought for a
Corporate Director, and the Board of Directors adopt
a policy stipulating that 50% of new candidates to
the Board be Female until Male-Female parity is

PROPOSAL #3.8: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve that the Board of
Directors adopt a rule of governance limiting the
number of Boards on which a Director can serve to 4

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to accept the resignation and                        ISSUER          YES          FOR               FOR
or potential removal of the Members of the Board of
Directors, in accordance with that which is
established in Article 12 of the Corporate Bylaws of
the Institution and Article 140 of Law Number 6404 76

PROPOSAL #B.: Approve to accept the resignation and                        ISSUER          YES          FOR               FOR
or potential removal followed by the election of full
 Members and their respective alternates of the
Finance Committee, in accordance with that which is
established in Article 29 of the Corporate Bylaws of
the Institution and Article 161 [1] of Law Number
6404 76, whose terms in office will end together with
 the terms in office of the remaining Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the Corporate bylaws                                   ISSUER          YES          FOR               FOR

PROPOSAL #B.: Approve to set the annual remuneration                       ISSUER          YES          FOR               FOR
of the members of the executive committee, in
accordance with the terms that are provided for in
article 152 of law number 6404/1976

PROPOSAL #C.: Approve to decide regarding the payment                      ISSUER          YES          FOR               FOR
 of a bonus for the year 2008 to the executive
committee [period 01 OCT 2007 to 30 SEP 2008] and to
the special consultants [period 08 OCT 2007 to 30 SEP
 2008] in accordance with the terms of the official
letter from the committee for the defense of state
capital, or codec, number 121/2003 and codec opinion
number 045/2007, respectively, in the total amount of
 BRL 776,680.32

PROPOSAL #D.: Approve the payment of transportation                        ISSUER          YES          FOR               FOR
expenses of a member of the finance committee, in
regard to meetings held in the months of august
through DEC 2008, in accordance with the terms that
are provided for in paragraph 3 of law number
6404/1976, in the total amount of BRL 3,606.98

PROPOSAL #E.: Approve the payment of a bonus to the                        ISSUER          YES          FOR               FOR
Board of Directors in accordance with the terms of
the official letter from the committee for the
defense of state capital, or codec, number 150/2005,
considering for the defense of state capital, or
codec, number 150/2005, considering the results
obtained during the year 2008, with parity in the
distribution to the executive committee, in the total
 amount of BRL 177,600.00

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Administrators' accounts,                        ISSUER          YES        AGAINST           AGAINST
to examine, discuss and vote on the administration's
report, the financial statements and the accounting
statements accompanied by the Independent Auditors'
report regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve to decide regarding making the                       ISSUER          YES          FOR               FOR
increase of the capital effective, in the amount of
BRL 396,532,099.73, without changing the number of
shares, in accordance with the terms of that which is
 provided for in Paragraph 1 of Article 169 of Law
number 6404/1976, with the share capital of the
institution going to BRL 2,833,135,777.64

PROPOSAL #3.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to the shareholders, on 15 JAN 2009, of
interest on shareholder equity, relative to the
interim distribution of profit from the fourth
quarter of 2008, in the approximate amount of BRL
7,793,749.10, corresponding to BRL 0.072814 per share

PROPOSAL #4.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to shareholders, on 04 MAR 2009, of
complementary dividends, relative to the 2008 FY, in
the approximate amount of BRL 53,065,913.51,
corresponding to BRL 0.495777 per share

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BED BATH & BEYOND INC.
  TICKER:                BBBY            CUSIP:     075896100
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WARREN EISENBERG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEONARD FEINSTEIN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN H. TEMARES                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEAN S. ADLER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STANLEY F. BARSHAY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KLAUS EPPLER                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PATRICK R. GASTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JORDAN HELLER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VICTORIA A. MORRISON                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FRAN STOLLER                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG                      ISSUER          YES          FOR               FOR
 LLP

PROPOSAL #03: AMEND CERTIFICATE OF INCORPORATION;                          ISSUER          YES          FOR               FOR
MAJORITY VOTING IN NON-CONTESTED DIRECTOR ELECTIONS

PROPOSAL #4A: AMEND CERTIFICATE OF INCORPORATION;                          ISSUER          YES          FOR               FOR
ELIMINATE EXPRESS SUPERMAJORITY VOTING PROVISIONS

PROPOSAL #4B: AMEND CERTIFICATE OF INCORPORATION;                          ISSUER          YES          FOR               FOR
ELIMINATE STATUTORY SUPERMAJORITY VOTING REQUIREMENTS

PROPOSAL #05: RE-APPROVAL OF PERFORMANCE GOALS UNDER                       ISSUER          YES          FOR               FOR
2004 INCENTIVE COMPENSATION PLAN

PROPOSAL #06: SHAREHOLDER PROPOSAL; SUSTAINABILITY                       SHAREHOLDER       YES        ABSTAIN           AGAINST
REPORT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BENPRES HLDGS CORP
  TICKER:                N/A             CUSIP:     Y07949103
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the proof of service of notice                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the certification of quorum                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the minutes of 12 JUN 2008                           ISSUER          YES          FOR               FOR
Annual Stockholders' Meeting

PROPOSAL #5.: Receive the report of the President                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the audited financial statements                     ISSUER          YES          FOR               FOR

PROPOSAL #7.1: Elect Mr. Oscar M. Lopez as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #7.2: Elect Mr. Manuel M. Lopez as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #7.3: Elect Mr. Eugenio Lopez, III as a                           ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #7.4: Elect Mr. Angel S. Ong as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #7.5: Elect Mr. Felipe B. Alfonso as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #7.6: Elect Mr. Washington Sycip as an                            ISSUER          YES          FOR               FOR
Independent Director for the ensuing year

PROPOSAL #7.7: Elect Mr. Vicente T. Paterno as an                          ISSUER          YES          FOR               FOR
Independent Director for the ensuing year

PROPOSAL #8.: Appoint the External Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #9.: Other business                                               ISSUER          NO           N/A               N/A

PROPOSAL #10.: Adjournment                                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the YE 30 APR                       ISSUER          YES          FOR               FOR
2008, together with the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the FYE 30 APR 2008

PROPOSAL #3.: Re-elect Ms. Victoria Mitchell as a                          ISSUER          YES          FOR               FOR
Non-Executive Director, who retires by rotation

PROPOSAL #4.: Re-elect Mr. John Armitt as a Non-                           ISSUER          YES          FOR               FOR
Executive Director on his retirement following first
appointment to the Board

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company until the conclusion
of the next general meeting of the Company at which
accounts are laid

PROPOSAL #6.: Authorize the Director to agree the                          ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #S.7: Approve that the existing Articles of                       ISSUER          YES          FOR               FOR
Association of the Company be replaced by a new set
of Articles of Association as produced to this meeting

PROPOSAL #S.8: Amend, with effect from 12.01 a.m. on                       ISSUER          YES          FOR               FOR
01 OCT 2008, the new Articles of Association adopted
pursuant to the Resolution 7, by the amendments of
Articles 94 and 106 and the insertion of a new
Article 106.8, such amendments produced to this
meeting as the new Articles B

PROPOSAL #9.: Approve and adopt the amendments to the                      ISSUER          YES          FOR               FOR
 Berkeley Group Holdings PLC 2004(b) Long Term
Incentive Plan, as specified; and authorize the
Directors to do all such acts and things as they may
consider necessary or expedient to carry the same
into effect

PROPOSAL #10.: Authorize the Directors, for the                            ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [Section 80(2) of the said
Act] up to an aggregate nominal amount of GBP
4,023,307 on such terms as the Directors think fit;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2009 or 27 AUG
2009]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #11.: Authorize the Directors, for the                            ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [Section 80(2) of the said
Act] up to an aggregate nominal amount of GBP
1,066,068 as required for the purpose of satisfying
awards made under The Berkeley Group Holdings PLC
2004(b) Long Term Incentive Plan; [Authority expires
at the conclusion of 5 years]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry; this authority shall be
concurrent with and shall not increase the number of
relevant securities that may be allotted pursuant to
the authority given by way of the ordinary resolution
 of the Company passed on 25 OCT 2004 and numbered 2
in the notice of the EGM held on that date

PROPOSAL #S.12: Authorize the Directors [pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985] to allot equity
 securities [Section 94(2) of the said Act] and/or to
 sell relevant shares [Section 94(5) of the said Act]
 out of treasury, for cash, disapplying the statutory
 pre-emption rights [Section 89(1)], in connection
with the Section 80 authority referred to in
Resolution 10: i) pursuant to an offer to holder of
equity securities in the capital of the Company in
proportion [as nearly as practicable] to their
existing holdings of equity securities but subject to
 such exclusions or other arrangements in relation to
 fractional entitlements or legal or practical
problems under the laws of any territory, or
requirements of a regulatory body; and ii) up to an
aggregate nominal amount of GBP 604,103; but so that
the Company, pursuant to the power granted by that
resolution, may enter into a contract to allot equity
 securities which would or might be completed wholly

PROPOSAL #S.13: Authorize the Directors, [pursuant to                      ISSUER          YES          FOR               FOR
 Section 95 of the Companies Act 1985], to allot
equity securities [Section 94(2) of the said Act] or
to sell relevant shares [Section 94(5) of the said
Act] out of treasury, for cash, as if Section 89(1)
of the said Act did not apply to such allotment or
sale in connection with the Section 80 authority
referred to in Resolution 11

PROPOSAL #S.14: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985, to
make 1 or more market purchases [Section 163(3) of
the said Act] of Units subject to the following
restrictions and provisions: i) the maximum number of
 units authorized to be purchased is 12,082,064 and
the maximum number of shares authorized to be
purchased is 12,082,064 each of the 2010 B shares and
 ordinary shares; ii) the minimum price which may be
paid for a Unit is 10 pence and the minimum price
which may be paid for each share comprised in a Unit
as 5 pence in each case [exclusive of expenses]; iii)
 the minimum price which may be paid for A unit, and
for each share comprised in a Unit is an amount in
each case [exclusive of expenses] being not more than
 105% of the average middle market quotations for a
Unit as derived from the London Stock Exchange Daily
Official List, over the 5 business days immediately
preceding the day in which the unit is contracted to
be purchased; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009 or 27 AUG 2009]; and the Company, before the
expiry, may make a contract to purchase Units [and
the shares comprised in those Units] under this
authority before the expiry of such authority, and
may make a purchase of Units [and the shares
comprised in those Units] pursuant to any such
contract which purchase or contract would or might be
 executed wholly or partly after the expiration of
such authority; and for the purposes of this
resolution, the following definitions shall apply:
2010 B shares means the redeemable non-voting shares
of 5 pence each in the capital of the Company having
the rights As specified in the Article 7 of the
Company's Articles of Association; ordinary shares
means the ordinary shares of 5 pence each in the
capital of the Company; and Unit means a unit
comprising 1 ordinary share and, prior to their
redemption pursuant to the Article 7,8.2 or 8.3 of

PROPOSAL #15.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is a subsidiary of the Company, during the
period to which this resolution relates and pursuant
to Section 366 of the Companies Act 2006 to: i) make
donations to EU political organizations not exceeding
 GBP 50,000; and ii) incur EU political expenditure
not exceeding GBP 50,000, provided that such
donations and/or expenditure does not exceed GBP
50,000 during the period to which this resolution
relates,[Authority expires at the conclusion of the
AGM of the Company 2009]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, subject to the passing at the                         ISSUER          YES          FOR               FOR
Separate Class Meeting of the holders of 2010 B
shares, the Articles of Association

PROPOSAL #2.: Approve the 2009 remuneration policy                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Berkeley Group Holdings Plc                      ISSUER          YES          FOR               FOR
 2009 Long Term Incentive Plan

PROPOSAL #4.: Authorize the issue of equity or                             ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 317,154.15

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that the holders of the 2010 B                      ISSUER          YES          FOR               FOR
 shares sanction and consent to the passing and
carrying into effect of the first resolution
contained in the notice of the EGM of the Company
convened for 11.05 a.m., on 15 APR 2009 [as
specified]; and any effect on, or modification to,
dealing with or abrogation of the rights and
privileges attached to the 2010 B shares which will
or may results from the passing and carrying into
effect of which resolution and notwithstanding that
the passing and carrying into effect of such
resolution may affect the rights and privileges

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKSHIRE HATHAWAY INC.
  TICKER:                BRKB            CUSIP:     084670207
  MEETING DATE:          5/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WARREN E. BUFFETT                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES T. MUNGER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HOWARD G. BUFFETT                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SUSAN L. DECKER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM H. GATES III                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID S. GOTTESMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLOTTE GUYMAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD R. KEOUGH                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS S. MURPHY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RONALD L. OLSON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WALTER SCOTT, JR.                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE SHAREHOLDER PROPOSAL                        SHAREHOLDER       YES        ABSTAIN           AGAINST
WITH RESPECT TO THE PRODUCTION OF A SUSTAINABILITY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHP BILLITON PLC
  TICKER:                N/A             CUSIP:     G10877101
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Plc

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Limited

PROPOSAL #3.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #4.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #5.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Plc

PROPOSAL #6.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Limited

PROPOSAL #7.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #8.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #9.: Re-elect Mr. David Crawford as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #10.: Re-elect Mr. David Crawford as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #11.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #12.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #13.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #14.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #15.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Plc

PROPOSAL #16.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Limited

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Plc

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Limited

PROPOSAL #19.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #20.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #21.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #22.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #23.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of BHP Billiton Plc and authorize the Board
to determine their remuneration

PROPOSAL #24.: Grant authority to the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 277,983,328

PROPOSAL #S.25: Grant authority to the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD

PROPOSAL #S.26: Authorize 223,112,120 BHP Billiton                         ISSUER          YES          FOR               FOR
Plc ordinary shares for market purchase

PROPOSAL #S27.1: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 APR 2009

PROPOSAL #S27.2: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 29 MAY 2009

PROPOSAL #S27.3: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 JUN 2009

PROPOSAL #S27.4: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 31 JUL 2009

PROPOSAL #S27.5: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 SEP 2009

PROPOSAL #S27.6: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 NOV 2009

PROPOSAL #28.: Approve the remuneration report for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008

PROPOSAL #29.: Amend BHP Billiton Plc Group Incentive                      ISSUER          YES          FOR               FOR
 Scheme to BHP Billiton Limited Group Incentive Scheme

PROPOSAL #30.: Approve the grant of deferred shares                        ISSUER          YES          FOR               FOR
and options under the BHP Billiton Limited Group
Incentive Scheme and the grant of performance shares
under the BHP Billiton Limited Long Term Incentive
Plan to the Executive Director, Mr. Marius J Kloppers
 as specified

PROPOSAL #31.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Article
76 of the Articles of Association of BHP Billion Plc

PROPOSAL #32.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Rule 76
of the Constitution of BHP Billion Limited and asx
listing rule 10.17

PROPOSAL #S.33: Amend the article of association of                        ISSUER          YES          FOR               FOR
BHP Billiton Plc, with effect from the close of the
2008 AGM of BHP Billiton Limited, as specified

PROPOSAL #S.34: Amend the Constitution of BHP                              ISSUER          YES          FOR               FOR
Billiton Limited, with the effect from the close the
2008 AGM of BHP Billiton Limited, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIC(SOCIETE), CLICHY
  TICKER:                N/A             CUSIP:     F10080103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve, having considered the report                       ISSUER          YES          FOR               FOR
of the Board of Directors, the Chairman's report, the
 Auditors' report, the Company's financial statements
 for the year 2008, as presented

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the income for the FY be                            ISSUER          YES          FOR               FOR
appropriated as follows: earnings for the FY: EUR
61,194,106.04, plus retained earnings from previous
year: EUR 346,853,762.11, i.e. distributable income:
EUR 408, 047,868.15 to be allocated dividends: EUR
65,065,473.45, retained earnings: EUR 342,982,394.70,
 total equal to the distributable income: EUR
408,047,868.15; the shareholders will receive a net
dividend of EUR 1.35 per share, and will entitle to
the 40% deduction provided by the French general tax
code; this dividend will be paid on 25 MAY 2009, as
required by law, it is reminded that, for the last 3
FY, the dividends paid, were as follows: EUR 1.35 for
 FY 2007, EUR 1.30 for FY 2006, EUR 1.15 for FY 2005

PROPOSAL #O.4: Approve, after hearing the special                          ISSUER          YES          FOR               FOR
report of the Auditors on agreements Governed by
Articles L. 225-38 et sequence of the French
Commercial Code, the new agreement and acknowledges
the continuation of a previously authorized agreement
 during the current FY

PROPOSAL #O.5: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 245,000.00 to the Board of Directors

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
number of shares to be acquired: 10% of the share
capital, maximum purchase price: EUR 75.00, maximum
funds invested in the share buybacks: EUR
370,000,000.00; maximum number of shares to be
acquired: 5% of the share capital, maximum purchase
price: EUR 75.00, maximum funds invested in the share
 buybacks: EUR 185,000,000.00; [Authority is given
for an 18 month period]; this authorization
supersedes the one granted by the shareholders'
meeting of 21 MAY 2008 in its Resolution 6 and will
not be used in the event of a public offering for
shares of the Company, unless the general meeting
authorizes it, and to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #O.7: Ratify the co-optation of Mr. John                          ISSUER          YES          FOR               FOR
Glen as a Director, to replace Mr. Olivier Poupart-
Lafarge, for the remainder of Mr. Olivier Poupart-
Lafarge's term of office, who has resigned

PROPOSAL #E.8: Amend the Article 10 of the Bylaws                          ISSUER          YES          FOR               FOR
'the Board of Directors'

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Francois Bich as a Director for a 2-year period

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mrs. Marie-Pauline Chandon-Moet as a Director for a
2-y ear period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. Frederic Rostand as a Director for a 2-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. John Glen as a Director for a 3 year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mrs. Marie-Henriette Poinsot as a Director for a 3
year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
the Company M.B.D., represented by Mr. Edouard Bich
as a Director for a 3 year period

PROPOSAL #O.15: Appoint Mr. Pierre Vareille as a                           ISSUER          YES          FOR               FOR
Director for a 3-year period

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a stock repurchase plan, up to a maximum of 10% of
the share capital over a 24 month period, and to
charge the difference between the repurchase price o
f the cancelled shares and their nominal value
against the premiums and available reserves, and to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or the
75,000 shares acquired in the frame of article l.225-
208 of the French Commercial Code; [Authority is
given for an 18 month period]; and to charge the
difference between the repurchase price of the
cancelled shares and their nominal value against the
premiums and available reserves, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Amend Article 15 of the Bylaws                             ISSUER          YES          FOR               FOR
shareholders meeting

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIG LOTS, INC.
  TICKER:                BIG             CUSIP:     089302103
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFREY P. BERGER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN S. FISHMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER J. HAYES                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID T. KOLLAT                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRENDA J. LAUDERBACK                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PHILIP E. MALLOTT                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RUSSELL SOLT                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES R. TENER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DENNIS B. TISHKOFF                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

PROPOSAL #03: SHAREHOLDER PROPOSAL REGARDING MAJORITY                    SHAREHOLDER       YES        AGAINST             FOR
 VOTING IN UNCONTESTED DIRECTOR ELECTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          8/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the following slate of Directors:                      ISSUER          YES          FOR               FOR
 Dr. Douglas J. P. Squires, Dr. Laurence E. Paul and
Messrs. Serge Gouin, David H. Laidley, J. Spencer
Lanthier, Mark Parrish, Robert N. Power, Lloyd M.
Segal, Michael R. Van Every and William M. Wells

PROPOSAL #2.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors, to hold office until the close of the next
AGM of common shareholders and authorize the Board of
 Directors of Biovail to fix the remuneration of the
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          8/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES          FOR             AGAINST
DISSIDENTS SHAREHOLDERS' PROPOSAL: elect the
following Directors: Messrs. Bruce D. Brydon, Douglas
 N. Deeth, Joseph J. Krivulka, Vince M. Mazza,
William J. Menear, Robert A. Podruzny, Mark L.
Thompson, Liza A. Harridyal Sodha, Laurence Zeifman
and Dr. D. Lorne Tyrrell

PROPOSAL #2.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES          FOR             AGAINST
DISSIDENTS SHAREHOLDERS' PROPOSAL: re-appoint Ernest
&Young LLP, Chartered Accountants, as the Auditors,
to hold office until the close of the next AGM of
shareholders; and authorize the Board of Directors of
 Biovail to fix the remuneration of the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Dr. Douglas J.P. Squires as a                         ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.2: Elect Mr. J. Spencer Lanthier as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.3: Elect Mr. Serge Gouin as a Director                         ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.4: Elect Mr. David H. Laidley as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.5: Elect Mr. Mark Parrish as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.6: Elect Dr. Laurence E. Paul as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.7: Elect Mr. Robert N. Power as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.8: Elect Mr. Lloyd M. Segal as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #1.9: Elect Sir Louis R. Tull as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.10: Elect Mr. Michael R. Van Every as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.11: Elect Mr. William M. Wells as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
auditors for the ensuing year and authorize the
Company's Board of Directors [the Board of Directors]
 to fix the Auditor's remuneration

PROPOSAL #3.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 By-law to i] reduce the quorum requirement for
meetings of shareholders of the Company, and ii]
eliminate the Chairman's casting vote at meetings of
the Board of Directors, as specified

PROPOSAL #4.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 2007 Equity Compensation Plan [the Plan] to i]
increase the number of common shares [Common Shares]
issuable from treasury pursuant to the Plan, and ii)
increase the percentage of Common Shares that can be
issued upon vesting of restricted share units
pursuant to the Plan, as specified

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 1. Amend By-Law 1 of
the Corporation [the By-Law] by adding the following
new paragraph after the first paragraph of Section 7
of the By-Law [Election of Directors] as specified

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 2. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence as a new second paragraph of Section 24 of
the By-Law [Indemnities to Directors and Others] as
specified

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 3. Approve to use best
 efforts to amend each indemnity agreement of the
Corporation to ensure that the Corporation shall not
indemnify any Director or officer with respect to any
 claim where the Corporation is not covered by or
subject to reimbursement under any Directors and
officers insurance policy of the Corporation

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 4. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 new paragraph after the first paragraph of Section
37 of the By-Law [Proxies] as specified

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 5. Amend Bye-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence after the first sentence of the new third
paragraph of Section 37 of the Bye-Law [Proxies] as
specified

PROPOSAL #10.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 6. Approve the Article
 9 of the Articles of Continuance of the Corporation
be amended by adding the following to Schedule B
attached to the Articles of Continuance, as specified

PROPOSAL #11.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 7. Amend the charter
of the Compensation, Nominating and Corporate
Governance Committee of the Board of Directors of the
 Corporation [the Charter] [now the Compensation
Committee Charter and the Nominating and Corporate
Governance Committee Charter, as applicable]; a) by
deleting the last sentence of paragraph 7.1 [a] [now
Paragraph 7.1[a] of the Nominating and Corporate
Governance Committee Charter] and substituting the
specified sentences b) by adding the new Section 11.2
 to the Charter [now Section 7.2[c] of the Nominating
 and Corporate Governance Committee Charter]: c) by
adding the new Section 12.6 to the Charter [now
Section 6.12 of the Compensation Committee Charter];
d) by adding the sentences after the sentence in
Section 14 [Disclosure and Reporting to the Board] of
 the Charter [now Section 9.1 of the Compensation
Committee Charter]: e) by deleting the sentence in
Section 17 [Charter Review] of the Charter and
substituting the following sentence [now Section 11
of the Compensation Committee Charter and Section 16
of the Nominating and Corporate Governance Committee

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 8. Approve to use best
 efforts to amend consistent with the recommended
guidelines of the Canadian Coalition for Good
Governance in effect from time to time, each
employment agreement of the Corporation to ensure
that termination payments there under are not paid:
i) if the executive is terminated for failing to
deliver on agreed performance targets; and ii) in
connection with any change of control provision
unless [y] and actual change of control has occurred;
 and [z] the executive has been terminated by the
Corporation [including by way of constructive
dismissal] during a six [6] month period after the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLOCKBUSTER INC.
  TICKER:                BBIB            CUSIP:     093679207
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDWARD BLEIER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT A. BOWMAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACKIE M. CLEGG                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES W. CRYSTAL                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: GARY J. FERNANDES                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JULES HAIMOVITZ                                      ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: CARL C. ICAHN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES W. KEYES                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STRAUSS ZELNICK                                      ISSUER          YES          FOR               FOR

PROPOSAL #2: AMENDMENT OF THE BLOCKBUSTER INC. 2004                        ISSUER          YES        AGAINST           AGAINST
LONG-TERM MANAGEMENT INCENTIVE PLAN TO INCREASE THE
NUMBER OF SHARES OF BLOCKBUSTER INC. CLASS A COMMON
STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN AND
APPROVAL OF THE MATERIAL TERMS OF THE AMENDED PLAN SO
 THAT DESIGNATED AWARDS UNDER THE AMENDED PLAN MAY
QUALIFY FOR DEDUCTIBILITY UNDER SECTION 162(M) OF THE
 INTERNAL REVENUE CODE.

PROPOSAL #3: APPROVAL OF THE MATERIAL TERMS OF THE                         ISSUER          YES          FOR               FOR
BLOCKBUSTER INC. SENIOR EXECUTIVE ANNUAL PERFORMANCE
BONUS PLAN SO THAT DESIGNATED AWARDS UNDER THE PLAN
MAY QUALIFY FOR DEDUCTIBILITY UNDER SECTION 162(M) OF
 THE INTERNAL REVENUE CODE.

PROPOSAL #4: APPROVAL OF  THE FOLLOWING ADVISORY                           ISSUER          YES        AGAINST           AGAINST
(NON-BINDING) RESOLUTION: COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS SET FORTH IN THE SUMMARY
COMPENSATION TABLE AND THE ACCOMPANYING NARRATIVE
DISCLOSURE IN THIS PROXY STATEMENT OF MATERIAL
FACTORS PROVIDED TO UNDERSTAND THE SUMMARY
COMPENSATION TABLE (BUT EXCLUDING THE COMPENSATION

PROPOSAL #5: RATIFICATION OF THE APPOINTMENT OF                            ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP TO SERVE AS BLOCKBUSTER
INC.'S INDEPENDENT AUDITORS FOR FISCAL 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLUE NILE, INC.
  TICKER:                NILE            CUSIP:     09578R103
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARY ALICE TAYLOR                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL POTTER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVE SCHEID                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: VOTE TO RATIFY DELOITTE & TOUCHE LLP AS                      ISSUER          YES          FOR               FOR
 BLUE NILE'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR
ENDING JANUARY 3, 2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by SFPI

PROPOSAL #2.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #3.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of up to 10% of issued capital for future

PROPOSAL #4.: Grant authority for filing of required                       ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority for the new class of                         ISSUER          YES          FOR               FOR
preferred stock [Class B] and amend Bylaws
accordingly, subject to approval of item 2

PROPOSAL #2.: Grant authority for the issuance of                          ISSUER          YES          FOR               FOR
preferred stock [Class B] in favor of societe de
Prise de participation de 1'Etat [SPPE] for up to
aggregate nominal amount of EUR 608,064,070, subject
to approval of item 1

PROPOSAL #3.: Approve the Employee Stock Purchase Plan                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant authority for the capitalization                       ISSUER          YES          FOR               FOR
of reserves of up to EUR 1 billion for bonus issue or
 increase in par value, subject to approval of items
1 and 2

PROPOSAL #5.: Grant authority for the filing of                            ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve to accept consolidated                              ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.00 per Share

PROPOSAL #O.4: Approve the Auditors' Special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Grant authority repurchase of up to                         ISSUER          YES          FOR               FOR
10% issued share capital

PROPOSAL #O.6: Re-elect Mr. Claude Bebear as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.7: Re-elect Mr. Jean-Louis Beffa as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Denis Kessler as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.9: Re-elect Mr. Laurence Parisot as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #E.11: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by Societe Federale
de Participations et d'Investissement [SFPI]

PROPOSAL #E.12: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #E.13: Grant authority the capital increase                       ISSUER          YES          FOR               FOR
of up to 10% of issued capital for future acquisitions

PROPOSAL #E.14: Approve the changes in the procedures                      ISSUER          YES          FOR               FOR
 for B shares-Corresponding amendments to the
Articles of Association

PROPOSAL #E.15: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.16: Grant authority the filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOB EVANS FARMS, INC.
  TICKER:                BOBE            CUSIP:     096761101
  MEETING DATE:          9/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHERYL L. KRUEGER                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: G. ROBERT LUCAS II                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: EILEEN A. MALLESCH                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF ERNST                       ISSUER          YES          FOR               FOR
& YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOMBARDIER INC
  TICKER:                N/A             CUSIP:     097751200
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Laurent Beaudoin as a                             ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.2: Elect Mr. Pierre Beaudoin as a                              ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.3: Elect Mr. Andre Berard as a Director                        ISSUER          YES          FOR               FOR
of Bombardier Inc.

PROPOSAL #1.4: Elect Mr. J. R. Andre Bombardier as a                       ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.5: Elect Mrs. Janine Bombardier as a                           ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.6: Elect Mr. L. Denis Desautels as a                           ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.7: Elect Mr. Thierry Desmarest as a                            ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.8: Elect Mr. Jean-Louis Fontaine as a                          ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.9: Elect Mr. Daniel Johnson as a Director                      ISSUER          YES          FOR               FOR
 of Bombardier Inc.

PROPOSAL #1.10: Elect Mr. Jean C. Monty as a Director                      ISSUER          YES          FOR               FOR
 of Bombardier Inc.

PROPOSAL #1.11: Elect Mr. Carlos E. Represas as a                          ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.12: Elect Mr. Jean-Pierre Rosso as a                           ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #1.13: Elect Mr. Heinrich Weiss as a                              ISSUER          YES          FOR               FOR
Director of Bombardier Inc.

PROPOSAL #2.: Appoint Ernst Young LLP, Chartered                           ISSUER          YES          FOR               FOR
Accountants, as the External Auditors of Bombardier
Inc. and authorize Directors of Bombardier Inc. to
fix their remuneration

PROPOSAL #3.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDER'S PROPOSAL: adopt a rule of governance
stipulating that the Compensation Policy of their
Executive Officers be submitted to a consultative
vote by the shareholders

PROPOSAL #3.2: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDER'S PROPOSAL: adopt a policy stipulating
that 50% of the new candidates nominated as the
Directors are women until parity between men and
women are achieved

PROPOSAL #3.3: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDER'S PROPOSAL: adopt the same policy on
independence for the Members of the Compensation
Committee and Outside Compensation Consultants as for
 the Members of the Audit Committee and the External
Auditors

PROPOSAL #3.4: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDER'S PROPOSAL: adopt a Governance Rule
limiting to 4, the number of Boards on which any of
its Directors may serve

PROPOSAL #4: Transact any other business                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BP P L C
  TICKER:                N/A             CUSIP:     G12793108
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. A. Burgmans  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mrs. C. B. Carroll as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir William Castell  as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. I. C. Conn  as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. G. David as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. E. B. Davis  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. R. Dudley  as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. D. J. Flint as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Re-elect Dr. B. E. Grote  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect Dr. A. B. Hayward   as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.: Re-elect Mr. A. G. Inglis  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #14.: Re-elect Dr. D. S. Julius  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #15.: Re-elect Sir Tom McKillop  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #16.: Re-elect Sir Ian Prosser  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #17.: Re-elect Mr. P. D. Sutherland as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint Ernst & Young LLP as the                         ISSUER          YES          FOR               FOR
Auditors from the conclusion of this meeting until
the conclusion of the next general meeting before
which accounts are laid and to authorize the
Directors to fix the Auditors remuneration

PROPOSAL #S.19: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 163[3] of the Companies Act 1985, to
make market purchases [Section 163[3]] with nominal
value of USD 0.25 each in the capital of the Company,
 at a minimum price of USD 0.25 and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 AGM of the Company in 2010 or 15 JUL 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #20.: Authorize the Directors by the                              ISSUER          YES          FOR               FOR
Company's Articles of Association to allot relevant
securities up to an aggregate nominal amount equal to
 the Section 80 Amount of USD 1,561 million, ;
[Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010]

PROPOSAL #S.21: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 89 of the Companies Act 1985, to allot equity
 securities [Section 89] to the allotment of equity
securities: a) in connection with a rights issue; b)
up to an aggregate nominal amount of USD 234 million;
 [Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010];

PROPOSAL #S.22: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meeting of the Company by notice of at least
14 clear days

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRADFORD & BINGLEY PLC, BINGLEY WEST YORKSHIRE
  TICKER:                N/A             CUSIP:     G1288A101
  MEETING DATE:          7/7/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve ot increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 220,500,000 to
GBP 411,317,312.25 by the creation of 763,269,249
ordinary shares of 25 pence each forming a single
class with the existing ordinary shares of 25 pence
each in the capital of the Company and authorize the
Directors of the Company, purpose to Section 80 of
the Companies Act 1985 [the Act], without prejudice
and in addition to the authority conferred by
resolution 12 passed at the Company's AGM held on 22
APR 2008, to exercise all the powers of the Company
to allot relevant securities [within the meaning of
that Section of the Act] up to an aggregate nominal
amount of GBP 190,817,312.25 and; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2009 or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.2: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
passing of resolution 1 and 3 and pursuant to Section
 95 of the Act, without prejudice and in addition to
the authority conferred by resolution 13 passed at
the Company's AGM held on 22 APR 2008, to allot
equity securities [Section 94(2) of the Act] for cash
 pursuant to the authority conferred by Resolution 1,
 disapplying the statutory pre-emption rights
[Section 89(1)], provided that this power is limited
to the allotment of up to 469,432,646 ordinary shares
 of 25 pence each in a connection with Rights Issue
[as specified]; [Authority expire upon the expiry of
the general authority conferred by resolution 1] and
the Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.3: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the passing of resolution 1 and 2, the terms of
the TPG Investment as specified, including the issue
price of 55 pence per share which is a discount of
38% to the closing market price of 88.25 pence per
share on 30 MAY 2008 [the last trading day prior to
the Company's announcement on 02 JUN 2008] and
authorize the Directors pursuant to Section 95 of the
 Act, without prejudice and in addition to the
authority conferred by resolution 13 passed at the
Company's AGM held on 22 APR 2008, to allot equity
securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 1
or, disapplying the statutory pre-emption rights
[Section 89(1)], provided that this power is limited
to the allotment of 293,836,603 ordinary shares of 25
 pence each in connection with the subscription for
such securities by TPG Omega Advisor V [Cayman], Inc.
 or by any other member of TPG [as specified] and;
[Authority expire upon the expiry of the general
authority conferred by resolution 1]

PROPOSAL #S.4: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to completion of the initial
Subscription by TPG as specified, and pursuant to
Section 95 of the Act to allot equity securities
[Section 94(2) of the Act] of the Company, for cash
pursuant to the authority conferred by Resolution 12
passed at the Company's AGM held on 22 APR 2008 and
without prejudice and in addition to the authority
conferred by resolution 13 passed at that meeting or,
 disapplying the statutory pre-emption rights
[Section 89(1)], provided that this power is limited
to the allotment of equity securities in favor of the
 holders of ordinary shares on the register of
members at such record date as the Directors of the
Company may determine where the equity securities
respectively attributable to the interests of the
shareholders are proportinate to the respective
numbers of ordinary shars held by them on any such
record dates, subject to such exclusions or other
arrangements as the directors of the Company may deem
 necessary or expedient ot deal with treasury shares,
 fractional entitlements or legal or practical
problems arising under the laws of any overseas
territory or the requirements of any regulatory body
or stock exchange or by virtue of shares being
represented by depositary receipts or any other
matter whatever; or up to an aggregate nominal value
of GBP 7,720,931 and; [Authority expire upon the
expiry of the general authority conferred by
resolution 12 passed at the Company's AGM held on 22
APR 2008]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #5.: Approve the authorized share capital of                      ISSUER          YES          FOR               FOR
 the Company be increased by the creation of an
additional 200,000,000 ordinary shares of 25 pence
each in the capital of the Company each forming a
single class with the existing ordinary shares of 25
pence each in the Company; and pursuant to Article
145 of the Company's Articles of Association upon the
 recommendation of the Directors of the Company, an
amount of up to GBP 50,000,000 [being part of the
sums Standing to the credit of the Company's share
premium account] be capitalized, being such amount as
 the Directors of the Company may determine for the
purposes of issuing new, ordinary shares instead of
paying an interim dividend in respect of the FYE 31
DEC 2008 and authorize the Directors of the Company
to apply such amount in paying up new ordinary shares
 and to allot such shares, credited as fully paid, to
 the holders of ordinary shares on the register on
such record date as the Directors of the Company may
determine with authority to deal with fractional
entitlements arising out of such allotment as they
think fit and authority to take all such other steps
as they may deem necessary or desirable to implement
such capitalization and allotment; and authorize the
Directors of the Company, purposes to Section 80 of
the Companies Act 1985 [the Act] to allot relevant
securities up to an aggregate nominal amount of GBP
50,000,000, provided that such authority shall be
limited to the allotment of relevant securities
[within the meaning of that Section of the Act]
pursuant to in connection with or for the purposes of
 the capitalization of reserves referred to this
resolution, and [Authority expire on 31 DEC 2008 and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRADFORD & BINGLEY PLC, BINGLEY WEST YORKSHIRE
  TICKER:                N/A             CUSIP:     G1288A101
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 220,500,000 to
GBP 411,317,312.25 by the creation of 763,269,249
ordinary shares of 25 pence each forming a single
class with the existing ordinary shares of 25 pence
each in the capital of the Company and authorize the
Directors of the Company, purpose to Section 80 of
the Companies Act 1985 [the Act], without prejudice
and in addition to the authority conferred by
resolution 12 passed at the Company's AGM held on 22
APR 2008, to exercise all the powers of the Company
to allot relevant securities [within the meaning of
that Section of the Act] up to an aggregate nominal
amount of GBP 190,817,312.25; and [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2009 or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          NO           N/A               N/A
passing of resolution 1 and 3 and pursuant to Section
 95 of the Act, without prejudice and in addition to
the authority conferred by resolution 13 passed at
the Company's AGM held on 22 APR 2008, to allot
equity securities [Section 94(2) of the Act] for cash
 pursuant to the authority conferred by Resolution 1,
 disapplying the statutory pre-emption rights
[Section 89(1)], provided that this power is limited
to the allotment of up to 469,432,646 ordinary shares
 of 25 pence each in a connection with Rights Issue
[as specified]; [Authority expires the earlier of the
 conclusion of the next AGM of the Company in 2009 or
 15 months]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          NO           N/A               N/A
upon the passing of resolution 1 and 2, the terms of
the TPG Investment as specified, including the issue
price of 55 pence per share which is a discount of
38% to the closing market price of 88.25 pence per
share on 30 MAY 2008 [the last trading day prior to
the Company's announcement on 02 JUN 2008] and
authorize the Directors pursuant to Section 95 of the
 Act, without prejudice and in addition to the
authority conferred by resolution 13 passed at the
Company's AGM held on 22 APR 2008, to allot equity
securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 1
or, disapplying the statutory pre-emption rights
[Section 89(1)], provided that this power is limited
to the allotment of 293,836,603 ordinary shares of 25
 pence each in connection with the subscription for
such securities by TPG Omega Advisor V [Cayman], Inc.
 or by any other member of TPG [as specified] and;
[Authority expires the earlier of the conclusion of
the next AGM of the Company in 2009 or 15 months];

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          NO           N/A               N/A
 subject to completion of the initial Subscription by
 TPG as specified, and pursuant to Section 95 of the
Act to allot equity securities [Section 94(2) of the
Act] of the Company, for cash pursuant to the
authority conferred by Resolution 12 passed at the
Company's AGM held on 22 APR 2008 and without
prejudice and in addition to the authority conferred
by resolution 13 passed at that meeting or,
disapplying the statutory pre-emption rights [Section
 89(1)], provided that this power is limited to the
allotment of equity securities in favor of the
holders of ordinary shares on the register of members
 at such record date as the Directors of the Company
may determine where the equity securities
respectively attributable to the interests of the
shareholders are proportionate to the respective
numbers of ordinary shares held by them on any such
record dates, subject to such exclusions or other
arrangements as the directors of the Company may deem
 necessary or expedient to deal with treasury shares,
 fractional entitlements or legal or practical
problems arising under the laws of any overseas
territory or the requirements of any regulatory body
or stock exchange or by virtue of shares being
represented by depositary receipts or any other
matter whatever; or up to an aggregate nominal value
of GBP 7,720,931 and; [Authority expire upon the
expiry of the general authority conferred by
resolution 12 passed at the Company's AGM held on 22
APR 2008]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #5.: Approve the authorized share capital of                      ISSUER          YES          FOR               FOR
 the Company be increased by the creation of an
additional 200,000,000 ordinary shares of 25 pence
each in the capital of the Company each forming a
single class with the existing ordinary shares of 25
pence each in the Company; and pursuant to Article
145 of the Company's Articles of Association upon the
 recommendation of the Directors of the Company, an
amount of up to GBP 50,000,000 [being part of the
sums Standing to the credit of the Company's share
premium account] be capitalized, being such amount as
 the Directors of the Company may determine for the
purposes of issuing new, ordinary shares instead of
paying an interim dividend in respect of the FYE 31
DEC 2008 and authorize the Directors of the Company
to apply such amount in paying up new ordinary shares
 and to allot such shares, credited as fully paid, to
 the holders of ordinary shares on the register on
such record date as the Directors of the Company may
determine with authority to deal with fractional
entitlements arising out of such allotment as they
think fit and authority to take all such other steps
as they may deem necessary or desirable to implement
such capitalization and allotment; and authorize the
Directors of the Company, purposes to Section 80 of
the Companies Act 1985 [the Act] to allot relevant
securities up to an aggregate nominal amount of GBP
50,000,000, provided that such authority shall be
limited to the allotment of relevant securities
[within the meaning of that Section of the Act]
pursuant to in connection with or for the purposes of
 the capitalization of reserves referred to this
resolution, and [Authority expires on 31 DEC 2008]
and the Directors may allot relevant securities after
 the expiry of this authority in pursuance of such an
 offer or agreement made prior to such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRAMBLES LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q6634U106
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          YES          FOR               FOR
Directors' report and Auditors' report for Brambles
for the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for                            ISSUER          YES          FOR               FOR
Brambles for the YE 30 JUN 2008

PROPOSAL #3.: Elect Ms. Mary Elizabeth Doherty as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles

PROPOSAL #4.: Re-elect Mr. Anthony Grant Froggatt as                       ISSUER          YES          FOR               FOR
a Director to the Board of Brambles, who retires by
rotation

PROPOSAL #5.: Re-elect Mr. David Peter Gosnell as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles, who retires by
rotation

PROPOSAL #6.: Re-elect Mr. Michael Francis Ihlein as                       ISSUER          YES          FOR               FOR
a Director to the Board to Brambles, who retires by
rotation

PROPOSAL #7.: Approve the Brambles Myshare plan, for                       ISSUER          YES          FOR               FOR
all purposes, including for the purpose of Australian
 Securities Exchange Listing Rule 7.2 exception 9,
the principal terms of which are as specified, and
the issue of shares under that plan

PROPOSAL #8.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 10.14, the participation by Mr. Michael
Francis Ihlein until 25 NOV 2011 in the Brambles
Myshare Plan in the manner as specified

PROPOSAL #9.: Approve, for all the purposes,                               ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Ms.
 Mary Elizabeth Doherty until 25 NOV 2011 in the
Brambles Myshare Plan in the manner as specified

PROPOSAL #10.: Approve, for all purposes including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 7.2 exception 9, the Brambles 2006
performance share plan, as amended in the manner as
specified [the Amended Performance Share Plan] and
the issue of shares under the Amended Performance

PROPOSAL #11.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Mr.
 Michael Francis Ihlein until 25 NOV 2011 in the
Amended Performance Share Plan in the manner as
specified

PROPOSAL #12.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, Ms. Mary Elizabeth
Doherty until 25 NOV 2011 in the Amended Performance
Share Plan in the manner as specified

PROPOSAL #S.13: Amend the Brambles Constitution as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #14.: Authorize the Brambles to conduct on                        ISSUER          YES          FOR               FOR
market buy backs of its shares in the 12 month period
 following the approval of this resolution, provided
that the total number of shares bought back on
market, during that period does not exceed
138,369,968, being 10% of the total shares on issue
Brambles as at 08 SEP 2008 and the purchase price
under any such on market buy back does not exceed the
 maximum set by Australian Securities Exchange

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRISTOL-MYERS SQUIBB COMPANY
  TICKER:                BMY             CUSIP:     110122108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: L. ANDREOTTI                           ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.B. CAMPBELL                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J.M. CORNELIUS                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: L.J. FREEH                             ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: L.H. GLIMCHER,                         ISSUER          YES          FOR               FOR
M.D.
PROPOSAL #1F: ELECTION OF DIRECTOR: M. GROBSTEIN                           ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: L. JOHANSSON                           ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: A.J. LACY                              ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: V.L. SATO, PH.D.                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: T.D. WEST, JR.                         ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R.S. WILLIAMS,                         ISSUER          YES          FOR               FOR
M.D.

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED                       ISSUER          YES          FOR               FOR
PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: EXECUTIVE COMPENSATION DISCLOSURE.                         SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #04: SIMPLE MAJORITY VOTE.                                      SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #05: SPECIAL SHAREOWNER MEETINGS.                               SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: EXECUTIVE COMPENSATION ADVISORY VOTE.                      SHAREHOLDER       YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERICAN TOBACCO (MALAYSIA) BHD
  TICKER:                N/A             CUSIP:     Y0971P110
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve to sanction the declaration and                      ISSUER          YES          FOR               FOR
 payment of a final dividend

PROPOSAL #3.: Re-elect Mr. Datuk Oh Chong Peng as a                        ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation, in
accordance with the Articles 97[1] and [2] of the
Company's Articles of the Association

PROPOSAL #4.: Re-elect Mr. Jack Marie Henry David                          ISSUER          YES        AGAINST           AGAINST
Bowles as a Director of the Company who retires by
rotation, in accordance with the Articles 97[1] and
[2] of the Company's Articles of the Association

PROPOSAL #5.: Re-appoint Dato' Ahmad Johari Bin Tun                        ISSUER          YES          FOR               FOR
Abdul Razak as a Director of the Company who retires
in accordance with the Articles 103 of the Company's
Articles of the Association

PROPOSAL #6.: Re-appoint Mr. William Toh Ah Wah as a                       ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with the Articles 103 of the Company's Articles of
the Association

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #8.: Approve, subject to the provisions of                        ISSUER          YES          FOR               FOR
the Listing Requirements of Bursa Malaysia Securities
 Berhad, to the Company and/or its subsidiaries
[British American Tobacco Malaysia Group] to enter
into and give effect to recurrent transactions of a
revenue or trading nature [Recurrent RPTs] of British
 American Tobacco Malaysia Group with Related Parties
 [as defined in the Listing Requirements of Bursa
Malaysia Securities Berhad] as specified in paragraph
 2.2 of the Circular to Shareholder dated 23 MAR 2009
 which are necessary for the British American Tobacco
 Malaysia Group's day to day operations, provided
that: [i] the transactions are in the ordinary course
 of business and on normal commercial terms which are
 not more favorable to the related parties than those
 generally available to the public and are not to the
 public and are not to the detriment of the minority
shareholders of the Company; and ; [ii] disclosure of
 the aggregated conducted during a FY will be made in
 the annual report for the said FY; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company following the AGM or the expiration
of the period within which the next AGM of the
Company after the forthcoming AGM is required to be
held pursuant to Section 143[1] of the Companies Act
1965 [but shall not extend to such extension as may
be allowed pursuant to Section 143[2] of the
Companies Act, 1965]; and authorize the Directors of
the Company and/or its subsidiaries to complete and
do all such acts and things as they may consider
expedient or necessary in the best interest of the
Company [including executing all such documents as
may be required] to give effect to the transactions
as authorized by this Ordinary Resolutions

PROPOSAL #9.: Re-appoint Mr. Tan Sri Abu Talib bin                         ISSUER          YES          FOR               FOR
Othman as a Director of the Company, who retires
pursuant to Section 192[2] of the Act, to hold Office
 until the conclusion of the next AGM of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERN TOB PLC
  TICKER:                N/A             CUSIP:     G1510J102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the receipt of the 2008 report                         ISSUER          YES          FOR               FOR
and accounts

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend for 2008                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #6.1: Re-appoint Mr. Paul Adams as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Re-appoint Mr. Jan Du Plessis as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Re-appoint Mr. Robert Lerwill as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-appoint Sir Nicholas Scheele as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. Gerry Murphy as a                             ISSUER          YES          FOR               FOR
Director since the last AGM

PROPOSAL #8.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.9: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #11.: Grant authority to make donations to                        ISSUER          YES          FOR               FOR
political organizations and to incur political
expenditure

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.13: Adopt the new Article of Associations                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH ENERGY GROUP PLC, LIVINGSTON
  TICKER:                N/A             CUSIP:     G1531P152
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Mr. Robert Walvis as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Ian Harley as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. David Pryde as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. Adrian Montague as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #7.: Authorize the Audit Committee to set                         ISSUER          YES          FOR               FOR
the fees paid to the Auditor

PROPOSAL #8.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration Committee                           ISSUER          YES          FOR               FOR
report
PROPOSAL #s.10: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of British Energy Group Plc with effect from the end
 of the AGM

PROPOSAL #s.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #s.12: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre-emption rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BT GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G16612106
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Hanif Lalani as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Carl Symon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Sir. Michael Rake as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Mr. Gavin Patterson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. J. Eric Daniels as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect Mr. Rt. Hon Patricia Hewitt MP as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #10.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Authorize to allot shares                                   ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Authorize to allot shares for cash                         ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Authorize to purchase own shares                           ISSUER          YES          FOR               FOR

PROPOSAL #15.: Authorize the political donation                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
approval of all relevant authorities and/or parties,
to enter into and carry out the following
transactions: (I) for the acquisition by CIMB Group
Sdn Bhd [CIMB Group], a wholly-owned subsidiary of
the Company, of 1,997,023,850 Class B ordinary shares
 with par value of Indonesian Rupiah [Rp] 100 each in
 Bank Lippo [Lippo Class B Shares] representing
approximately 51% of the total issued shares in Bank
Lippo from Santubong Investments B. V. [Santubong], a
 wholly-owned subsidiary of Khazanah for a purchase
consideration of approximately Rp 5,929,164 million
or the equivalent of approximately MYR 2,070.96
million upon the terms and conditions of the Share
Sale and Purchase Agreement dated 02 JUN 2008 entered
 into between BCHB, CIMB Group, Khazanah and
Santubong [SSPA] [Proposed 51% Lippo Acquisition];
(II) to allot and issue 207,096,186 new ordinary
shares of MYR 1.00 each in the Company [BCHB Shares]
as purchase consideration for the Proposed 51% Lippo
Acquisition for and on behalf of CIMB Group at an
issue price of MYR 10.00 per BCHB Share [Purchase
Consideration] upon the terms and conditions of the
SSPA, the new BCHB Shares to be issued to satisfy the
 purchase consideration pursuant to the Proposed 51%
Lippo Acquisition shall upon issuance, rank equally
in all respects with the existing BCHB Shares, save
for any dividends, rights, benefits, entitlements
and/or other distributions the entitlement date of
which precedes the date of issue and allotment of the
 new BCHB Shares; (III) upon completion of the
Proposed 51% Lippo Acquisition, for the merger of
Bank Niaga and Bank Lippo resulting in Bank Niaga
being the surviving entity in accordance to the terms
 of the agreed merger plan executed between Bank
Niaga and Bank Lippo dated 03 JUN 2008 pursuant to
the requirement arising under the Bank Indonesia (BI)
 Regulation No. 8/16/PBI/2006, dated 05 OCT 2006 on
the Single Presence in Indonesian Banks [Proposed
Merger] whereby pursuant to the Proposed Merger, the
shareholders of Bank Lippo will receive approximately
 2,822 new Bank Niaga shares [Niaga Shares] to be
issued in exchange for every 1,000 Lippo Shares held
based on the valuations of Lippo Shares of Rp 2,969
for each Lippo Share [Lippo Share Value] and Niaga
Shares of Rp 1,052 for each Niaga Share [Niaga Share
Value] [Shares Exchange]; (IV) in conjunction with
the Proposed Merger and to provide equal opportunity
to all the minority shareholders of Bank Niaga and
Bank Lippo, for CIMB Group to undertake the Proposed
Standby Facility (as hereinafter defined), wherein
all the minority shareholders of Bank Niaga and Bank
Lippo (whether they vote for or against the Proposed
Merger) shall be given the opportunity to sell their
Niaga Shares at the Niaga Share Value and Lippo
Shares at the Lippo Share Value to CIMB Group if they
 choose not to participate in the equity of the
enlarged Bank Niaga (Proposed Standby Facility), and
that CIMB Group [after completion of the Proposed 51%
 Lippo Acquisition and the Proposed Standby Faci

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          2/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the approvals being obtained from the
relevant authority and/or parties: i) to issue and
allot Warrants to TPG in such number equal to the
Ringgit Malaysia [RM] equivalent of the nominal value
 of up to USD 150,000,000 senior Unsecured Guaranteed
 Bonds [Bonds] to be issued by CIMB Bank (L) Limited
to TPG, on the issue date of the Bonds, divided by
the initial exercise price of MYR 10.00, based on the
 average spot exchange rate of USD to MYR as
specified MYRFIX1 over 15 consecutive business days
ending on the 3rd business day prior to the date of
issue of the Warrants, subject to the provisions of a
 deed poll constituting the Warrants to be executed
by the Company [Deed Poll], the salient terms as
specified; ii) issue and allot from time to time such
 appropriate number of new ordinary shares of MYR
1.00 each in the capital of the Company following the
 exercise of the Warrants [new BCHB Shares] and that
such new BCHB Shares shall, upon allotment and issue,
 rank pari passu in all respects with the then
existing ordinary shares of the Company, save and
except that the new BCHB Shares shall not be entitled
 to any dividends, rights, allotments and/or other
distributions, the entitlement date of which is prior
 to the allotment of the new BCHB Shares; iii) to
issue and allot such additional Warrants as a result
from any adjustments made under the provisions of the
 Deed Poll [Additional Warrants] and to further issue
 and allot new BCHB Shares following the exercise of
such additional warrants and that such new BCHB
Shares shall, upon issue and allotment, rank pari
passu in all respects with the then existing ordinary
 shares of the Company, save and except that the new
BCHB Shares shall not be entitled to any dividends,
rights, allotments and/or other distributions, the
entitlement date of which is prior to the allotment
of the new BCHB Shares; and iv) to do all such acts
and execute all such documents, deeds or agreements
as may be required to give effect to the proposed
warrants issue with full power to assent to any
conditions, modifications, amendments and variations
as may be imposed/permitted by the relevant
authorities and/or as the Directors may be deem fit
or expedient in the best interest of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUMIPUTRA-COMMERCE HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y1002C102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008 and the reports of the
Directors and Auditors thereon

PROPOSAL #2.: Re-elect Tan Sri Dato' Seri Haidar                           ISSUER          YES          FOR               FOR
Mohamed Nor as a Director who retires in accordance
with Article 76 of the Company's Articles of
Association

PROPOSAL #3.: Re-elect Dato' Hamzah Bakar as a                             ISSUER          YES          FOR               FOR
Director who retires in accordance with Article 76 of
 the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Zainal Abidin Putih as a                      ISSUER          YES          FOR               FOR
 Director who retires in accordance with Article 76
of the Company's Articles of Association

PROPOSAL #5.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
amounting to MYR 90,000 per Director in respect of
the FYE 31 DEC 2008

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company for the FYE 31 DEC 2009
and authorize the Board of Directors to fix their
remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act, 1965, to issue
shares in the Company at any time until the
conclusion of the next AGM and upon such terms and
conditions and for such purposes as the Directors
may, in their absolute discretion, deem fit provided
that the aggregate number of shares to be issued does
 not exceed 10% of the issued share capital of the
Company for the time being, subject always to the
approval of all the relevant regulatory bodies

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the Companies Act, 1965 [as may be
amended, modified or re-enacted from time to time],
the Company's Memorandum and Articles of Association
and the requirements of the Bursa Malaysia Securities
 Berhad [Bursa Securities] and approvals of all
relevant governmental and/or regulatory authorities,
to purchase such number of ordinary shares of MYR
1.00 each in the Company [Proposed Share Buy-Back] as
 may be determined by the Board of Directors of the
Company from time to time through Bursa Securities
upon such terms and conditions as the Board of
Directors may deem fit and expedient in the interest
of the Company provided that the aggregate number of
ordinary shares purchased and/or held pursuant to
this resolution does not exceed 10% of the total
issued and paid-up share capital of the Company at
any point in time and an amount not exceeding the
total retained profits of approximately MYR 2,080.20
million and/or share premium account of approximately
 MYR 6,027.86 million of the Company based on the
Audited financial statements for the FYE 31 DEC 2008
be allocated by the Company for the Proposed Share
Buy-Back and that the ordinary shares of the Company
to be purchased are proposed to be cancelled and/or
retained as treasury shares and subsequently be
cancelled, distributed as dividends or re-sold on
Bursa Securities and authorize the Board of Directors
 of the Company, to do all acts and things to give
effect to the Proposed Share Buy-Back and that such
authority shall commence immediately upon passing of
this ordinary resolution; [Authority expires at the
earlier of the conclusion of the next AGM of BCHB in
2010 or within which the next AGM after that date is
required by law to be held] but not so as to
prejudice the completion of purchase(s) by the
Company before the aforesaid expiry date and, in any
event, in accordance with the provisions of the
guidelines issued by Bursa Securities and/or any

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUNGE LIMITED
  TICKER:                BG              CUSIP:     G16962105
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: OCTAVIO CARABALLO                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANCIS COPPINGER                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LARRY G. PILLARD                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALBERTO WEISSER                        ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPOINT DELOITTE & TOUCHE LLP AS                          ISSUER          YES          FOR               FOR
BUNGE LIMITED'S INDEPENDENT AUDITORS FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2009 AND TO AUTHORIZE THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO
DETERMINE THE INDEPENDENT AUDITORS' FEES.

PROPOSAL #03: TO APPROVE THE BUNGE LIMITED 2009                            ISSUER          YES          FOR               FOR
EQUITY INCENTIVE PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUNZL PLC
  TICKER:                N/A             CUSIP:     G16968110
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consideration of accounts                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. A. J. Habgood as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. B. M. May as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. C. A. Banks as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. P. W. Johnson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint and remuneration of the                           ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the Scrip Dividend Scheme                            ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to allot unissued                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #S.11: Grant authority to allot shares for                        ISSUER          YES          FOR               FOR
cash

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve the notice of general meetings                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve electronic communications                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BWIN INTERACTIVE ENTERTAINMENT AG, WIEN
  TICKER:                N/A             CUSIP:     A1156L102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                              ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group Incl report
of Board of Directors and the Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Board of Directors

PROPOSAL #4.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #5.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Elect the Auditor and Group Auditor                          ISSUER          NO           N/A               N/A

PROPOSAL #7.: Re-elect Dr. Georg Riedl as a                                ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.A: Approve the cancellation of resolution                      ISSUER          NO           N/A               N/A
 on adopted conditional capital of the Company passed
 in the meeting held on 21 MAY 08 and new resolution
on conditional capital of the Company to empower the
company to increase the equity capital of the Company
 by up to EUR 3,270,000 by issuing up to 3,270,000
common bearer shares for the purpose of Serving Stock
 Options of employees, managers or Members of the
Board of Director of the Company or of an affiliated
Company new shares shall be entitled for dividend the
 same way as already issued shares Supervisory Board
shall be empowered to decide upon alterations of the
Articles resulting from this issuance

PROPOSAL #8.B: Amend the Articles Paragraph V) 6)                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Amend the Articles Paragraph XIX                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CABLE & WIRELESS PUB LTD CO
  TICKER:                N/A             CUSIP:     G17416127
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Group accounts for the FYE                       ISSUER          YES          FOR               FOR
31 MAR 2008 and the reports of the Directors and the
Auditor thereon

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008 as contained within the
 annual report

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
MAR 2008

PROPOSAL #4.: Re-elect Mr. Richard Lapthorne as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. George Battersby as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Ms. Kate Nealon as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tony Rice as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Ms. Agnes Touraine as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditor of the Company

PROPOSAL #10.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
Auditor's remuneration

PROPOSAL #11.: Authoirze the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities in accordance with Article 10 of
the Article 10 of the Company's Articles of
Association shall apply until 17 OCT 2009, and for
that period the Section 80 amount shall be GBP
207,654,721; all previous authorities under Article
10(B) are revoked, subject to Article 10(D)

PROPOSAL #S.12: Authorize the Directors, to allot                          ISSUER          YES          FOR               FOR
equity securities for cash in accordance with Article
 10 of the Company's Article of Association shall
apply until 17 OCT 2009, and for that period the
Section 89 amount shall be GBP 31,791,031; all
previous authorities under Article 10(C) aare
revoked, subject to Article 10(D)

PROPOSAL #13.: Authorize the Directors to exercise                         ISSUER          YES          FOR               FOR
the power contained in Article 132 of the Articles of
 Association of the Company to extent determined by
the Directors, the holders of ordinary shares be
permitted to elect to receive new ordinary shares in
the capital of the Company credited as fully paid,
instead of all or part of any dividend decalred or
paid on ordinary shares of the Company (b) to
capitalise the appropriate nominal amount of
additional ordinary shares falling to be allotted
pursuant to elections made as aforesaid out of the
amount standing to the credit of the reserves of the
Company, to apply such sum in paying up such ordinary
 shares and to allot such ordinary shares to memebers
 of the Company validly making such election
[Authority expires at the date of passing of this
resolution or earlier of 17 JUL 2013 and the AGM in

PROPOSAL #S.14: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for and to the exclusion
of the existing Articles of Association produced to
the meeting initialled by the Chairman of the meeting
 for the purpose of identification

PROPOSAL #S.15: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Companies Act 1985]
 of up to 249 million ordinary shares of 25p each in
the capital of the Company, at a minimum price of 25p
 and not more than 5% over the average middle market
value for such shares derived from the London Stock
Exchange Daily Official List, for the 5 business days
 preceding the date of purchase; and the price
stipulated by Article 5(1) of the buyback and
Stabilisation Regulations [EC No. 2273/2003];
[Authority expires the earlier of the conclusion of
the AGM of the Company in 2009 or 17 OCT 2009]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #16.: Authorize the Company and all Company                       ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company
during the period to which this resolution, in
accordance to make a) political donations to
political parties or independent election candidates
not exceeding GBP 100,000 in total b) political
donations to political organization other than
political parties not exceeding GBP 100,000 in total
and c) to incur political expenditure not exceeding
GBP 100,000 in total; [Authority expires at the date
of passing of this resolution or earlier of 17 JUL
2012 and the AGM in 2012] and referred to in
resolution (a), (b), (c) may be comprised of one or
more amounts in different currencies shall be
converted into pounds sterling at the exchange rate
published in the London edition of the financial
times on the day on which relevant donations is made
or expenditure incurred or, if earlier, on the day on
 which the Company enters into any contract or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CABLEVISION SYSTEMS CORPORATION
  TICKER:                CVC             CUSIP:     12686C109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ZACHARY W. CARTER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES D. FERRIS                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: THOMAS V. REIFENHEISER                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN R. RYAN                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VINCENT TESE                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEONARD TOW                                          ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM OF THE COMPANY FOR FISCAL YEAR 2009.

PROPOSAL #03: APPROVAL OF CABLEVISION SYSTEMS                              ISSUER          YES          FOR               FOR
CORPORATION AMENDED 2006 EMPLOYEE STOCK PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAIRN ENERGY PLC
  TICKER:                N/A             CUSIP:     G17528236
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report contained in reports and accounts

PROPOSAL #3.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #4.: Appoint Mr. Lain McLaren as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Dr. James Buckee as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Todd Hunt as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Dr. Mike Watts as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Phil Tracy as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Hamish Grossart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Authorize the Company to allot                              ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #S.11: Authorize the Company to allot equity                      ISSUER          YES          FOR               FOR
 securities or sell treasury shares pursuant to
Section 95 of the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of the ordinary share capital of the Company

PROPOSAL #S.13: Authorize the Company to hold EGM on                       ISSUER          YES          FOR               FOR
14 clear days notice

PROPOSAL #14.: Adopt the Cairn Energy PLC Long Term                        ISSUER          YES          FOR               FOR
Incentive Plan 2009

PROPOSAL #15.: Adopt the Cairn Energy PLC approved                         ISSUER          YES          FOR               FOR
Share Option Plan 2009

PROPOSAL #16.: Adopt the Cairn Energy PLC unapproved                       ISSUER          YES          FOR               FOR
Share Option Plan 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAL-MAINE FOODS, INC.
  TICKER:                CALM            CUSIP:     128030202
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRED R. ADAMS, JR.                                   ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RICHARD K. LOOPER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ADOLPHUS B. BAKER                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: TIMOTHY A. DAWSON                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: R. FASER TRIPLETT, M.D.                              ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LETITIA C. HUGHES                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES E. POOLE                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: AMENDMENT OF THE CERTIFICATE OF                              ISSUER          YES        AGAINST           AGAINST
INCORPORATION TO PROVIDE FOR EQUAL DIVIDENDS ON A PER
 SHARE BASIS FOR COMMON STOCK AND CLASS A COMMON

PROPOSAL #03: ADOPTION OF THE RESOLUTION PROPOSED BY                     SHAREHOLDER       YES        ABSTAIN           AGAINST
THE HUMANE SOCIETY OF THE UNITED STATES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CALTEX AUSTRALIA LTD
  TICKER:                N/A             CUSIP:     Q19884107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: The Chairman will present an incident                        ISSUER          NO           N/A               N/A
free operations topic to the meeting

PROPOSAL #2.: The Chairman and the Managing Director                       ISSUER          NO           N/A               N/A
and Chief Executive Officer will make presentation to
 shareholders

PROPOSAL #3.: The Chairman will discuss key issues                         ISSUER          NO           N/A               N/A
raised prior to the meeting and will invite questions
 and comment from shareholders regarding on these key
 issues

PROPOSAL #4.: The financial report, the Directors'                         ISSUER          NO           N/A               N/A
report and the Auditor's report for Caltex Australia
Limited [and the Caltex Australia Group] for the YE
31 DEC 2008 will be laid before the meeting

PROPOSAL #5.: Adopt the remuneration report [which                         ISSUER          YES          FOR               FOR
forms part of the Directors' report] for Caltex
Australia Limited [and the Caltex Australia Group]
for the YE 31 DEC 2008

PROPOSAL #6.A: Re-elect Ms. Elizabeth Bryan as a                           ISSUER          YES          FOR               FOR
Director, in accordance with, and on the terms as
specified in the Company's Constitution

PROPOSAL #6.B: Re-elect Mr. Trevor Bourne as a                             ISSUER          YES          FOR               FOR
Director, in accordance with, and on the terms as
specified in the Company's Constitution

PROPOSAL #6.C: Re-elect Ms. Colleen Jones-Cervantes                        ISSUER          YES          FOR               FOR
as a Director, in accordance with, and on the terms
as specified in the Company's Constitution

PROPOSAL #7.: Questions and Comments                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANADIAN IMPERIAL BANK OF COMMERCE CIBC, TORONTO O
  TICKER:                N/A             CUSIP:     136069101
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Ernst & Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #2.1: Elect Mr. B. S. Belzberg as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Ms. J. H. Bennett as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. G. F. Colter as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Mr. L. Desjardins as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Elect Mr. W. L. Duke as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Elect Mr. G. D. Giffin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Elect Ms. L. S. Hasenfratz as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.8: Elect Mr. N. D. Le Pan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Elect Mr. J. P. Manley as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Elect Mr. G. T. McCaughey as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.11: Elect Ms. J. L. Peverett as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Elect Ms. L. Rahl as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Elect Mr. C. Sirois as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Elect Mr. S. G. Snyder as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Elect Mr. R. J. Steacy as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Elect Mr. R. W. Tysoe as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: adopt a governance rule
stipulating that the executive compensation policy be
 subject to an advisory shareholder vote

PROPOSAL #3.B: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: adopt a policy stipulating that
 50% of new nominees for the Board of Directors must
be women until parity between men and women is

PROPOSAL #3.C: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: adopt a governance rule
limiting to 4 the number of Boards on which any of
its Directors may sit

PROPOSAL #3.D: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: adopt a policy that Canadian
Imperial Bank of Commerce's shareholders be given the
 opportunity at each annual meeting of shareholders
to vote on an advisory resolution, to be proposed by
Canadian Imperial Bank of Commerce's Management; and
ratify the report of the Management Resources and
Compensation Committee set forth in the proxy
statement, the shareholders should ensure that
shareholders understand that the vote is non-binding
and would not affect any compensation paid or awarded
 to any Named Executive Officer

PROPOSAL #3.E: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to undertake a
comprehensive review of executive compensation to
ensure that incentives do not encourage extreme
risks, and that bonuses are paid out only when long-
term performance has been proven to be sound and
sustainable, this review should lead to new policies
to place before the shareholders for approval in 1
year's time

PROPOSAL #3.F: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to undertake the
comprehensive review with respect to short-selling,
if warranted, the Board shall bring forward a policy
for consideration by the shareholders, and, if
necessary, for submission to the legislators and

PROPOSAL #3.G: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to review its policies
on Director recruitment, especially with regard to
the number of current and former Chief Executive
Officers of other corporations who are nominated

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANON INC.
  TICKER:                N/A             CUSIP:     J05124144
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions, Approve Minor Revisions Related to the
Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

PROPOSAL #5: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options, and Authorize Use of Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAPITA GROUP
  TICKER:                N/A             CUSIP:     G1846J115
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the final accounts and the                           ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend of 9.6p per                         ISSUER          YES          FOR               FOR
ordinary share of the Company

PROPOSAL #4.: Re-elect Mr. Eric Walters as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Gordon Hurst as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect Ms. Maggi Bell as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Ernst and Young LLP

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR
 pursuant to Section 80(1) of the Companies Act 1985

PROPOSAL #S.10: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights pursuant to Section 95 of the
Companies Act 1985

PROPOSAL #S.11: Approve to renew the Company's                             ISSUER          YES          FOR               FOR
authority to make market purchases of its own
ordinary shares

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.13: Approve the notice for the general                         ISSUER          YES          FOR               FOR
meetings be not less than 14 clear days

PROPOSAL #S.14: Approve the change of the Company                          ISSUER          YES          FOR               FOR
name to Capita Plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARDINAL HEALTH, INC.
  TICKER:                CAH             CUSIP:     14149Y108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE A PROPOSED STOCK                         ISSUER          YES          FOR               FOR
OPTION EXCHANGE PROGRAM UNDER WHICH ELIGIBLE CARDINAL
 HEALTH EMPLOYEES WOULD BE ABLE TO EXCHANGE CERTAIN
OPTIONS FOR A LESSER NUMBER OF NEW OPTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARLSBERG AS
  TICKER:                N/A             CUSIP:     K36628137
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report on the activities of                      ISSUER          YES          FOR               FOR
 the Company in the past year

PROPOSAL #2.: Approve the audited annual report and                        ISSUER          YES          FOR               FOR
grant discharge to the Board of Directors and the
Executive Board from their obligations

PROPOSAL #3.: Approve the distribution of the profit                       ISSUER          YES          FOR               FOR
for the year, including declaration of the dividends

PROPOSAL #4.: Authorize the Board of Directors of                          ISSUER          YES          FOR               FOR
Carlsberg A/S, with reference to Section 48 of the
Danish Public Companies Act, to acquire treasury
shares at a nominal value of up to 10% of the nominal
 share capital at the price quoted on the Copenhagen
Stock Exchange at the time of acquisition with a
deviation of up to 10%; [Authority expires at the end
 of next AGM]

PROPOSAL #5.A: Authorize the Board of Directors, in                        ISSUER          YES        AGAINST           AGAINST
the Articles 9[1], Articles 13[1], Articles 13[4], to
 increase the share capital of the Company by total
up to DKK 10,000,000 B-shares to be offered to the
employees of the Company; approve, to issue
convertible bonds to a maximum amount of DKK
639,000,000, and to raise loans by up to a maximum
amount of DKK 200,000,000 against bonds or other
instruments of debt with a right to interest, the
size of which is entirely or partly related to the
dividend paid by the Company as specified

PROPOSAL #5.B: Amend the Articles 11[3] of the                             ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #6.: Approve, pursuant to the Article 27[3-                       ISSUER          YES        AGAINST           AGAINST
4] of the Articles of Association, Managing Director
Mr. Jens Bigum retires from the Board of Directors
and according to the Article 27[3] of the Articles of
 Association, Professor, D. Pharm. Povl Krogsgaard-
Larsen and Professor, D. Econ, Niels Kaergard and
Henning B. Dyremose who will retire from the Board of
 Directors by rotation, Henning Dyremose stands down;
 re-elect Povl Krogsgaard-Larsen and Niels Kaergard
and Richard Burrows and Kees van der Graaf be elected
 as new members of the Board of Directors

PROPOSAL #7.: Appoint the KPMG Statsautoriseret                            ISSUER          YES          FOR               FOR
Revisionspartnerselskab as state-authorized Public
accountant to audit the accounts for the current year

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
carry out any such changes and amendments in the
material approved, in the Articles of Association and
 in other relations which the Danish Commerce and
Companies Agency may require in order to register the
 material approved at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARLSBERG BREWERY MALAYSIA BERHAD
  TICKER:                N/A             CUSIP:     Y11220103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008 together with the Director's
and the Auditor's reports thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 7.5 sen per 50 sen share less Malaysian income
tax for the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Dato' Lim Say Chong as a                            ISSUER          YES          FOR               FOR
Director, who retire pursuant to Article 92(a) of the
 Articles of Association of the Company

PROPOSAL #4.: Re-elect Dato' Chin Voon Loong as a                          ISSUER          YES          FOR               FOR
Director, who retire pursuant to Article 92(a) of the
 Articles of Association of the Company

PROPOSAL #5.: Re-elect Mr. Jorn Peter Jensen as a                          ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 92(e) of the
Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. Graham James Fewkes as a                        ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 92(e) of the
Articles of Association of the Company

PROPOSAL #7.: Approve the payment of the Directors                         ISSUER          YES          FOR               FOR
fees of MYR 321,000.00 for the YE 31 DEC 2008

PROPOSAL #8.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company and authorize the Directors to fix
their remuneration

PROPOSAL #9.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 Companies Act, 1965, the Articles of Association of
the Company and the approvals of the relevant
government/ regulatory authorities, and pursuant to
Section 132D of the Companies Act, 1965, to issue
shares and allot in the Company from time to time and
 upon such terms and conditions and for such purposes
 as the Directors may deem fit provided that the
aggregate number of shares issued pursuant to this
resolution in any 1 FY does not exceed 10% of the
issued capital of the Company for the time being, and
 to obtain the approval for the listing of and
quotation for the additional shares so issued on the
Bursa Malaysia Securities Berhad [Bursa Securities];
[Authority expires at the conclusion of the next AGM
of the Company]

PROPOSAL #10.: Authorize the Company, subject to                           ISSUER          YES          FOR               FOR
compliance with Section 67A of the Companies Act
1965, the Requirements of Bursa Securities and any
prevailing laws, rules, regulations, orders,
guidelines and requirements issued by any relevant to
 utilize not more than MYR 256.2 million being the
combined total of the audited distributable retained
earnings and share premium reserves of the Company as
 at 31 DEC 2008 which stood at MYR 248.8 million and
MYR 7.4 million respectively, to purchase on Bursa
Securities up to 28,477,800 ordinary shares of MYR
0.50 each of the Company which together with the
2,330,000 ordinary shares of MYR 0.50 each already
purchased earlier and retained as treasury shares,
represents 10% of the enlarged issued and paid-up
share capital of 308,078,000 ordinary shares of MYR
0.50 each; authorize the Directors of the Company,
upon completion of the purchase by the Company of its
 own shares, to: a) cancel all or part of the shares
so purchased and/or to retain all or part of the
shares in treasury [the treasury shares]; b)
distribute the treasury shares as dividends to the
Company's shareholders for the time being and/or to
resell the treasury shares on Bursa Securities;
and/or c) cancel the shares so purchased or cancel
the treasury shares and transfer the amount by which
the Company's issued capital is diminished to the
capital redemption reserve and subsequently apply the
 capital redemption reserve to pay up unissued shares
 of the Company to be issued to the Company's
shareholders as fully paid bonus shares, whereby an
announcement regarding the intention of the Directors
 of the Company in relation to the proposed treatment
 of the shares purchased and rationale thereof has
been made to Bursa Securities; [Authority expires the
 earlier of the conclusion of the next AGM or upon
the expiration of the period within which the next
AGM is required by law to be held]; authorize the
Directors of the Company to take all such steps as
are necessary including the opening and maintaining
of a central depositories account(s) under the
Securities Industry [Central Depositories] Act, 1991,
 and entering into all other agreements, arrangements
 and guarantees with any party or parties to
implement, finalize and give full effect to the
aforesaid purchase with full powers to assent to any
conditions, modifications, revaluations, variations
and/or amendments [if any] as may be imposed by the
relevant authorities from time to time and to do all
such acts and things as the said Directors may deem

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to enter into and give effect to
specified recurrent transactions of a revenue or
trading nature and with specified classes of the
related parties as stated in Clause 3.3 of the
circular to shareholders dated 01 APR 2009 which are
necessary for the Group's day to day operations
subject to the following: a) the transactions are in
the ordinary course of business and are on terms not
more favorable to the related parties than those
generally available to the public where applicable
and are not to the detriment of the minority
shareholders; b) disclosure is made in the annual
report of the aggregate value of transactions
conducted pursuant to the shareholder's mandate
during the FY; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company subsequent to the date it is required to
 be held pursuant to Section 143(1) of the Malaysian
Companies Act, 1965 [the Act] [but shall not extend
to such extension as may be allowed pursuant to
Section 143(2) of the Act]]; and authorize the
Directors and/or any of them to complete and do all
such acts and things [including executing such
documents as may be required] to give effect to the
transactions contemplated and/or authorized by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Bernard                       ISSUER          YES          FOR               FOR
Arnault as a Member of the Supervisory Board, to
replace Mr. Robert Halley, for the remainder of Mr.
Robert Halley's term of office

PROPOSAL #E.2: Approve to decides that the Company,                        ISSUER          YES          FOR               FOR
instead of being ruled by an Executive Committee and
a Supervisory Board, shall be rule d by a Board of
Director and a General Manager, it notes that the
present resolution cancels the terms of office of the
 Members of the Executive Committee and of the
Supervisory Board

PROPOSAL #E.3: Approve to cancel the drawing from a                        ISSUER          YES          FOR               FOR
distributable profit of the required sum to be paid
to the shareholders, as first dividend, i.e a 6%
interest on the amount released and not refunded
their shares

PROPOSAL #E.4: Approve to overhaul the Articles of                         ISSUER          YES          FOR               FOR
the Bylaws in order to adapt them to the legal
provisions in force

PROPOSAL #E.5: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the extraordinary shareholders' meetings
 of 15 APR 2008 [Resolutions 12, 13, 14] and 30 APR
2007 [Resolution 10]

PROPOSAL #O.6: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the ordinary shareholders' meeting of 15
 APR 2008 in its Resolution 11

PROPOSAL #O.7: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Rene Abate as a Director

PROPOSAL #O.8: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Bernard Arnault as a Director

PROPOSAL #O.9: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Sebastien Bazin as a Director

PROPOSAL #O.10: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Nicolas Bazire as a Director

PROPOSAL #O.11: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Laurent Bonnafe as a Director

PROPOSAL #O.12: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Thierry Breton as a Director

PROPOSAL #O.13: Adopt the Resolutions 2, 3 and 4,                          ISSUER          YES          FOR               FOR
appoint Mr. Rene Brillet as a Director

PROPOSAL #O.14: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Charles Edelstenne as a Director

PROPOSAL #O.15: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Martin Folz as a Director

PROPOSAL #O.16: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jose Luis Leal Maldonado as a Director

PROPOSAL #O.17: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Amauryde Seze as a Dirrector

PROPOSAL #O.18: Adopt the Rresolutions 2, 3 and 4,                         ISSUER          YES          FOR               FOR
and appoint Mrs. Anne Claire Taittinger as a Director

PROPOSAL #O.19: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint the Members of the Board of Directors for a
3 year period

PROPOSAL #O.20: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 approve to award total annual fees of EUR 900,000.00
 to the Board of Directors

PROPOSAL #O.21: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA, PARIS
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
discharge Directors

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the transaction with Mr. Jose                       ISSUER          YES          FOR               FOR
Luis Duran regarding severance payments

PROPOSAL #O.4: Approve the transaction with Mr. Lars                       ISSUER          YES          FOR               FOR
Olofsson regarding severance payments

PROPOSAL #O.5: Approve the treatment of losses and                         ISSUER          YES          FOR               FOR
dividends of EUR 1.08 per share

PROPOSAL #O.6: Elect Mr. Lars Olofsson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Re-elect Mr. Rene Abate as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Re-elect Mr. Nicolas Bazire as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.9: Re-elect Mr. Jean Martin Folz as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-appoint Deloitte and Associes as                        ISSUER          YES        AGAINST           AGAINST
the Auditor and Beas as Alternate Auditor

PROPOSAL #O.11: Re-appoint KPMG as the Auditor                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.12: Ratify Mr. Bernard Perod as the                            ISSUER          YES        AGAINST           AGAINST
Alternate Auditor

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued capital

PROPOSAL #E.14: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.15: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.16: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to an aggregate nominal amount of EUR 350
million

PROPOSAL #E.17: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.18: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.19: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 3% for use in Stock Option Plan

PROPOSAL #E.20: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 0.2% for use in restricted Stock Plan

PROPOSAL #E.21: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #E.22: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR
for international employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARTER'S INC.
  TICKER:                CRI             CUSIP:     146229109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAUL FULTON                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN R. WELCH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS E. WHIDDON                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE AMENDED AND RESTATED                         ISSUER          YES          FOR               FOR
2003 EQUITY INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CASEY'S GENERAL STORES, INC.
  TICKER:                CASY            CUSIP:     147528103
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD M. LAMB                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. MYERS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DIANE C. BRIDGEWATER                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHNNY DANOS                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PATRICIA CLARE SULLIVAN                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KENNETH H. HAYNIE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM C. KIMBALL                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY M. LAMBERTI                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL
 YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CATALYST PAPER CORPORATION
  TICKER:                N/A             CUSIP:     14888T104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Thomas S. Chambers as a                           ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.2: Elect Mr. Gary Collins as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.3: Elect Mr. Michel Desbiens as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.4: Elect Mr. William F. Dickson as a                           ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.5: Elect Mr. Benjamin C. Duster, IV as a                       ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.6: Elect Mr. Richard Garneau as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.7: Elect Mr. Denis Jean as a Director for                      ISSUER          YES          FOR               FOR
 the ensuing year

PROPOSAL #1.8: Elect Mr. Jeffrey G. Marshall as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.9: Elect Mr. Amit B. Wadhwaney as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Re-appoint KPMG LLP, Chartered                               ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation for
the ensuing year

PROPOSAL #3.: Amend the Corporation's Restricted                           ISSUER          YES          FOR               FOR
Share Unit Plan to increase the maximum number of
common shares of the Corporation that may be reserved
 for issuance under the plan from 3,000,000 to
7,000,000 and amend the text of the plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CB RICHARD ELLIS GROUP, INC.
  TICKER:                CBG             CUSIP:     12497T101
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD C. BLUM                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PATRICE M. DANIELS                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CURTIS F. FEENY                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BRADFORD M.                            ISSUER          YES          FOR               FOR
FREEMAN
PROPOSAL #1E: ELECTION OF DIRECTOR: MICHAEL KANTOR                         ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: FREDERIC V. MALEK                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JANE J. SU                             ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BRETT WHITE                            ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: GARY L. WILSON                         ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RAY WIRTA                              ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF INDEPENDENT REGISTERED                        ISSUER          YES          FOR               FOR
PUBLIC ACCOUNTING FIRM

PROPOSAL #3: APPROVAL OF THE OPTION EXCHANGE PROGRAM                       ISSUER          YES          FOR               FOR

PROPOSAL #4: APPROVAL OF THE INCREASE IN AUTHORIZED                        ISSUER          YES          FOR               FOR
SHARES

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CBS CORPORATION
  TICKER:                CBSA            CUSIP:     124857103
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID R. ANDELMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH A. CALIFANO, JR.                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM S. COHEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GARY L. COUNTRYMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES K. GIFFORD                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEONARD GOLDBERG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRUCE S. GORDON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LINDA M. GRIEGO                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARNOLD KOPELSON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LESLIE MOONVES                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUG MORRIS                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHARI REDSTONE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SUMNER M. REDSTONE                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FREDERIC V. SALERNO                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
FISCAL YEAR 2009.

PROPOSAL #03: A PROPOSAL TO APPROVE THE COMPANY'S                          ISSUER          YES          FOR               FOR
2009 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: A PROPOSAL TO APPROVE AMENDMENTS TO THE                      ISSUER          YES          FOR               FOR
 COMPANY'S 2000 STOCK OPTION PLAN FOR OUTSIDE

PROPOSAL #05: A PROPOSAL TO APPROVE AMENDMENTS TO THE                      ISSUER          YES          FOR               FOR
 COMPANY'S 2005 RSU PLAN FOR OUTSIDE DIRECTORS.

PROPOSAL #06: A STOCKHOLDER PROPOSAL.                                    SHAREHOLDER       YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CC MEDIA HOLDINGS INC
  TICKER:                CCMO            CUSIP:     12502P102
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID C. ABRAMS                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEVEN W. BARNES                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD J.                             ISSUER          YES          FOR               FOR
BRESSLER
PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES A. BRIZIUS                     ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN P.                                ISSUER          YES          FOR               FOR
CONNAUGHTON
PROPOSAL #1F: ELECTION OF DIRECTOR: BLAIR E. HENDRIX                       ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JONATHON S.                            ISSUER          YES          FOR               FOR
JACOBSON

PROPOSAL #1H: ELECTION OF DIRECTOR: IAN K. LORING                          ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MARK P. MAYS                           ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RANDALL T. MAYS                        ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: SCOTT M. SPERLING                      ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: KENT R. WELDON                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF ERNST                       ISSUER          YES          FOR               FOR
& YOUNG LLP AS THE INDEPENDENT AUDITOR FOR THE YEAR
ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CELESIO AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1497R112
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisor board, the group financial
statements, the group annual report, and the reports
pursuant to sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 81,648,000 as follows:
payment of a dividend of EUR 0.48 per no-par share
ex-div. and payable date: 11 MAY 2009

PROPOSAL #3.: Ratify the Acts of the Board of                              ISSUER          YES          FOR               FOR
Managing Directors

PROPOSAL #4.: Ratify the acts of the Supervisor Board                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          YES          FOR               FOR
Ernst + Young AG, Stuttgart

PROPOSAL #6.: Authorize to acquire own shares the                          ISSUER          YES          FOR               FOR
Company shall be authorized to acquire own shares of
up to 10% of its share capital, at a price differing
neither more than 10% from the market price of the
shares if they are acquired through the stock
exchange, nor more than 20% if they are acquired by
way of a repurchase offer, on or before 7 NOV 2010;
the Board of Managing Directors shall be authorized
to sell the shares on the stock exchange or to offer
them to all shareholders, to use the shares for
acquisition purposes, to retire the shares, to
dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, and to use the shares for
satisfying option or conversion rights

PROPOSAL #7.: Resolution on the creation of authorize                      ISSUER          YES        AGAINST           AGAINST
 the capital and the correspondent amendment to the
Articles of Association; the Board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to increase the share capital
by up to EUR 65,318,400 through the issue of new
registered no-par shares against contributions in
cash and/or kind, on or before 30 APR 2014
[authorized capital 2009] shareholders shall be
granted subscription rights for a capital increase
against payment in cash nevertheless, shareholders'
subscription rights may be excluded for residual
amounts, for the granting of such rights to
bondholders, for a capital increase of up to 10% of
the share capital if the shares are issued at a price
 not materially below their market price, and for a
capital increase against payment in kind

PROPOSAL #8.: Resolution o the authorization to issue                      ISSUER          YES        AGAINST           AGAINST
 convertible and/or warrant bonds the creation of
contingent capital, and the correspondent amendment
to the Articles of Association the existing
authorization to issue convent and/or warrant bonds
conferring convent and/or option rights for shares of
 the company shall be revoked the board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to issue bearer bonds of up to
EUR 500,000,000, conferring convent and/or option
rights for shares of the Company, on or before 07 MAY
 2014 shareholders shall be granted subscription
rights except for residual amounts, for the is-sue of
 bonds to holders of option and/or conversion rights
for shares of the company, and for the issue of bonds
 conferring convent and/or option rights for shares
of the company of up to 10% of the share capital at a
 price not materially below their theatrical market
value the Company's share capital shall be increased
accordingly by up to EUR 21,772,800 through the issue
 of up to 17,010,000 new registered no-par shares,
insofar as convenes and/or option rights are
exercised [contingent capital 2009]

PROPOSAL #9.: Elect Mr. W.M. Henning Rehder to the                         ISSUER          YES          FOR               FOR
Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAIS ELETRICAS BRASILEIRAS SA-ELETROBRAS, BRAS
  TICKER:                N/A             CUSIP:     P22854106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the                        ISSUER          NO           N/A               N/A
Board of Directors annual report, the financial
statements and Finance Committee report relating to
FYE 31 DEC 2008

PROPOSAL #2.: To approve the proposal for the capital                      ISSUER          NO           N/A               N/A
 budget for the year 2009

PROPOSAL #3.: Destination of the year-end results and                      ISSUER          NO           N/A               N/A
 to distribute dividends

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors; [Under the terms of the applicable
legislation, cumulative voting can be adopted for
this item]

PROPOSAL #5.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and respective Substitutes

PROPOSAL #6.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Board of Directors, Finance Committee and the
Executive Directors

PROPOSAL #7.: To decide on the newspapers in which                         ISSUER          NO           N/A               N/A
Company financial statements will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 8.73 pence                       ISSUER          YES          FOR               FOR
per ordinary share be paid on 10 JUN 2009 to
shareholders on the register of the Members at the
close of business on 24 APR 2009

PROPOSAL #4.: Re-appoint Mr. Mark Hanafin as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. Sam Laidlaw as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #6.: Re-appoint Mr. Andrew Mackenzie as a                         ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #7.: Re-appoint Ms. Helen Alexander as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company, until the conclusion
of the next general meeting at which accounts are laid

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is, or becomes, a subsidiary of the Company, in
 accordance with the Section 366 of the Companies Act
 2006, to make donations to political parties or
independent election candidates, as specified in
Section 363 and 364 of the Companies Act 2006, not
exceeding GBP 80,000 in total; and to make donations
to political organization other than political
parties, as specified in Section 363 and 364 of the
Companies Act 2006, not exceeding GBP 80,000 in
total; and to incur political expenditure, as
specified in Section 365 of the Companies Act 2006,
not exceeding GBP 80,000 in total; and [Authority
expire the earlier of the Company's AGM to be held in

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company to GBP 555,655,555
divided into 9,000,000,000 ordinary shares of 6 14/81
 pence each and 100,000 cumulative redeemable
preference shares of GBP 1 each by the creation of
2,000,000,000 additional ordinary shares of 6 14/81
pence each forming a single class with the existing
ordinary shares of 6 14/81 pence each in the Company

PROPOSAL #12.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities [as defined in the Companies Act
1985], up to a nominal amount of GBP 105,092,036, and
 comprising equity securities [as defined in the
Companies Act 1985] up to a nominal amount of GBP
210,184,073 [after deducting from such limit any
relevant securities allotted under this resolution in
 connection with an offer by way of a rights issue to
 ordinary shareholders in proportion [as nearly as
may be practicable] to their existing holdings and so
 that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in, or
 under the laws of, any territory or any other matter
 but, in each case; [Authority expire the earlier of
the next AGM or 30 JUN 2010]]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 12 as specified, to allot
equity securities [as defined in the Companies Act
1985] for cash under the authority given by that
Resolution and/or where the allotment constitutes an
allotment of equity securities by virtue of section
94(3A) of the Companies Act 1985, as if section 89(1)
 of the Companies Act1985 provided that this power is
 limited to the allotment of equity securities: a) in
 connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP 15,765,382; and [Authority expire the earlier of
 the next AGM or 30 JUN 2010]]; and the Directors may
 allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company, to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 510,798,378 ordinary shares of 6
14/81 pence each in the Company [ordinary shares], at
 a minimum price of 6 14/81 pence and an amount equal
 to 105% of the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the 2010 AGM
 of the Company or 30 JUN 2010]; and the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly
or partly after such expiry

PROPOSAL #S.15: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM to be called on not less than 14 clear
day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the transaction, on the                         ISSUER          YES          FOR               FOR
terms specified in the Transaction Agreements [as
specified], and authorize the Directors of the
Company [or a Committee of the Directors] to waive,
amend, vary or extend any of the terms of the
Transaction Agreement [provide that any such waivers,
 amendments, variations or extensions are not of a
material nature] and to do all things as they may in
their absolute discretion consider to be necessary or
 desirable to implement and give effect to, or
otherwise in connection with, the transactions and
any matters incidental to the transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEZ A.S., PRAHA
  TICKER:                N/A             CUSIP:     X2337V121
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening, election of Chairman of the                         ISSUER          NO           N/A               N/A
GM, minutes clerk, scrutinisers and minutes

PROPOSAL #2.: Approve the Management report on the                         ISSUER          NO           N/A               N/A
Company business activities and balance of assets for
 the year 2008 and summarized report according to
Section 118/8/ Act on capital market budiness

PROPOSAL #3.: Approve the Supervisory Board report                         ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the financial statements of Cez                      ISSUER          NO           N/A               N/A
 and consolidated financial statements the Cez group
for the year 2008

PROPOSAL #5.: Approve the decision on division of                          ISSUER          NO           N/A               N/A
profit including a decision on payment of dividends
and royalties

PROPOSAL #6.: Approve the agreement on the                                 ISSUER          NO           N/A               N/A
contribution of the part Company Rozvody Tepla to Cez
 Teplrensk

PROPOSAL #7.: Approve the decision on acquisition of                       ISSUER          NO           N/A               N/A
own Company shares

PROPOSAL #8.: Approve the changes of the Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #9.: Approve the decision on the volume of                        ISSUER          NO           N/A               N/A
financial resources for provision of donations

PROPOSAL #10.: Approve to confirm the co-option,                           ISSUER          NO           N/A               N/A
recalling and election of the Supervisory Board

PROPOSAL #11.: Approve the contracts on execution of                       ISSUER          NO           N/A               N/A
function of the Supervisory Board Member

PROPOSAL #12.: Elect the Committee Members for Audit                       ISSUER          NO           N/A               N/A

PROPOSAL #13.: Approve the draft agreement on                              ISSUER          NO           N/A               N/A
execution of the function of an Audit Committee Member

PROPOSAL #14.: Conclusion                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CGI GROUP INC.
  TICKER:                N/A             CUSIP:     39945C109
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Claude Boivin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Bernard Bourigeaud as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Mr. Jean Brassard as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. Claude Chamberland as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Robert Chevrier as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Thomas P. D'Aquino as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.7: Elect Mr. Paule Dore as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Serge Godin as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.9: Elect Mr. Andre Imbeau as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Mr. David L. Johnston as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Ms. Eileen A. Mercier as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Mr. Michael E. Roach as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.13: Elect Mr. Gerald T. Squire as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.14: Elect Mr. Robert Tessier as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors and authorize the Audit and Risk Management
Committee to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CH ENERGY GROUP, INC.
  TICKER:                CHG             CUSIP:     12541M102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MANUEL J. IRAOLA                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: E. MICHEL KRUSE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ERNEST R. VEREBELYI                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: AMENDMENT TO RESTATED CERTIFICATE OF                         ISSUER          YES          FOR               FOR
INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF
DIRECTORS.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF THE                           ISSUER          YES          FOR               FOR
CORPORATION'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHEVRON CORPORATION
  TICKER:                CVX             CUSIP:     166764100
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: S.H. ARMACOST                          ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.F. DEILY                             ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: R.E. DENHAM                            ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: R.J. EATON                             ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: E. HERNANDEZ                           ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: F.G. JENIFER                           ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: S. NUNN                                ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: D.J. O'REILLY                          ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: D.B. RICE                              ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: K.W. SHARER                            ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: C.R. SHOEMATE                          ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: R.D. SUGAR                             ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: C. WARE                                ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: J.S. WATSON                            ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED                       ISSUER          YES          FOR               FOR
PUBLIC ACCOUNTING FIRM

PROPOSAL #03: APPROVE THE MATERIAL TERMS OF                                ISSUER          YES          FOR               FOR
PERFORMANCE GOALS FOR PERFORMANCE-BASED AWARDS UNDER
THE CHEVRON INCENTIVE PLAN

PROPOSAL #04: APPROVE THE MATERIAL TERMS OF                                ISSUER          YES          FOR               FOR
PERFORMANCE GOALS FOR PERFORMANCE-BASED AWARDS UNDER
THE LONG-TERM INCENTIVE PLAN OF CHEVRON CORPORATION

PROPOSAL #05: SPECIAL STOCKHOLDER MEETINGS                               SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: ADVISORY VOTE ON SUMMARY COMPENSATION                      SHAREHOLDER       YES        AGAINST             FOR
TABLE

PROPOSAL #07: GREENHOUSE GAS EMISSIONS                                   SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #08: COUNTRY SELECTION GUIDELINES                               SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #09: HUMAN RIGHTS POLICY                                        SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #10: HOST COUNTRY LAWS                                          SHAREHOLDER       YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CITIC BANK CORPORATION LTD, BEIJING
  TICKER:                N/A             CUSIP:     Y1434M116
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year 2008

PROPOSAL #2.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Supervisors of the Company for the year 2008

PROPOSAL #3.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #4.: Approve the financial report of the                          ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #5.: Approve the Profit Distribution Plan of                      ISSUER          YES          FOR               FOR
 the Company for the year 2008

PROPOSAL #6.: Approve the Financial Budget Plan of                         ISSUER          YES          FOR               FOR
the Company for the year 2009

PROPOSAL #7.: Approve the resolution on engagement of                      ISSUER          YES          FOR               FOR
 accounting firms and their service fees for the year
 2009

PROPOSAL #8.1: Re-elect Mr. Kong Dan as a Director of                      ISSUER          YES          FOR               FOR
 the bank

PROPOSAL #8.2: Re-elect Mr. Chang Zhenming as a                            ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.3: Re-elect Dr. Chen Xiaoxian as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.4: Re-elect Mr. Dou Jianzhong as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.5: Re-elect Mr. Ju Weimin as a Director                        ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.6: Re-elect Mr. Zhang Jijing as a                              ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.7: Re-elect Mr. Wu Beiying as a Director                       ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.8: Re-elect Ms. Chan Hui Dor Lam Doreen                        ISSUER          YES          FOR               FOR
as a Director of the bank

PROPOSAL #8.9: Re-elect Mr. Guo Ketong as a Director                       ISSUER          YES        AGAINST           AGAINST
of the bank

PROPOSAL #8.10: Re-elect Mr. Jose Ignacio                                  ISSUER          YES          FOR               FOR
Goirigolzarri as a Director of the bank

PROPOSAL #8.11: Elect Mr. Jose Andres Barreiro                             ISSUER          YES          FOR               FOR
Hernandez as a Director of the bank

PROPOSAL #8.12: Re-elect Dr. Bai Chong-En as a                             ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.13: Re-elect Dr. Ai Hongde as a Director                       ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.14: Re-elect Dr. Xie Rong as a Director                        ISSUER          YES          FOR               FOR
of the bank

PROPOSAL #8.15: Re-elect Mr. Wang Xiangfei as a                            ISSUER          YES          FOR               FOR
Director of the bank

PROPOSAL #8.16: Re-elect Mr. Li Zheping as a Director                      ISSUER          YES          FOR               FOR
 of the bank

PROPOSAL #9.1: Re-elect Mr. Wang Chuan as a                                ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.2: Re-elect Mr. Wang Shuanlin as a                             ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.3: Re-elect Ms. Zhuang Yumin as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.4: Re-elect Ms. Luo Xiaoyuan as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #9.5: Re-elect Mr. Zheng Xuexue as a                              ISSUER          YES          FOR               FOR
Supervisor of the bank

PROPOSAL #10.: Approve the proposed acquisition of a                       ISSUER          YES          FOR               FOR
70.32% interest in CITIC International Financial
Holdings Limited by the Bank from Gloryshare
Investments Limited

PROPOSAL #S.1: Approve the amendments to the Articles                      ISSUER          YES          FOR               FOR
 of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MOBILE LTD
  TICKER:                N/A             CUSIP:     Y14965100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors of the Company and its subsidiaries for the

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Wang Jianzhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Zhang Chunjiang as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.3: Re-elect Mr. Sha Yuejia as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Liu Aili as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Xu Long as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. Moses Cheng Mo Chi as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Re-elect Mr. Nicholas Jonathan Read as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 and to authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all the powers of the Company to
purchase shares of HKD 0.10 each in the capital of
the Company including any form of depositary receipt
representing the right to receive such shares
[Shares]; and the aggregate nominal amount of shares
which may be purchased on The Stock Exchange of Hong
Kong Limited or any other stock exchange on which
securities of the Company may be listed and which is
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited shall not exceed or
represent more than 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this resolution, and the said
approval shall be limited accordingly; [Authority
expires earlier at the conclusion of the next AGM of
the meeting or the expiration of period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors to exercise                          ISSUER          YES        AGAINST           AGAINST
full powers of the Company to allot, issue and deal
with additional shares in the Company [including the
making and granting of offers, agreements and options
 which might require shares to be allotted, whether
during the continuance of such mandate or thereafter]
 provided that, otherwise than pursuant to (i) a
rights issue where shares are offered to shareholders
 on a fixed record date in proportion to their then
holdings of shares; (ii) the exercise of options
granted under any share option scheme adopted by the
Company; (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend in accordance
 with the Articles of Association of the Company, the
 aggregate nominal amount of the shares allotted
shall not exceed the aggregate of: (a) 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution, plus (b) [if the Directors are so
authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of
the share capital of the Company repurchased by the
Company subsequent to the passing of this resolution
[up to a maximum equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires earlier at the conclusion of the
next AGM of the meeting or the expiration of period
within which the next AGM of the Company is required

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
the resolution as specified in item 6 in the notice
of this meeting in respect of the share capital of
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NATIONAL BUILDING MATERIAL COMPANY LTD
  TICKER:                N/A             CUSIP:     Y15045100
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Li Decheng as an                                 ISSUER          YES          FOR               FOR
independent Non-executive Director of the Company to
hold office with effect from the date of the passing
of this resolution until 30 JUN 2011

PROPOSAL #S.2: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company to reflect the increase in the number of
the Directors: the existing Article 10.1 of the
Articles of Association be deleted in its entirety
and replaced with the new Article 10.1 of the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NATL BLDG MATL CO LTD
  TICKER:                N/A             CUSIP:     Y15045100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Board of Directors of the Company [the Board] for the
 YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #3.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Auditors and audited financial statements of the
Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the proposed profit                                  ISSUER          YES          FOR               FOR
distribution plan and the final dividend distribution
 plan of the Company for the YE 31 DEC 2008 and
authorize the Board to distribute such final dividend
 to the shareholders of the Company

PROPOSAL #5.: Authorize the Board to deal with all                         ISSUER          YES          FOR               FOR
matters in relation to the Company's distribution of
interim dividend for the year 2009 in its absolute
discretion [including, but not limited to,
determining whether to distribute interim dividend
for the year 2009]

PROPOSAL #6.: Approve the continuation of appointment                      ISSUER          YES          FOR               FOR
 of Vocation International Certified Public
Accountants Co., Ltd. as the PRC Auditors of the
Company and UHY Vocation HK CPA Limited as the
International Auditors of the Company, to hold office
 until the conclusion of the next AGM of the Company
and authorize the Board to determine their

PROPOSAL #S.7: Approe , [a] subject to paragraph [c]                       ISSUER          YES        AGAINST           AGAINST
and in accordance with the relevant requirements of
the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [Listing Rules],
the Articles of Association of the Company and the
applicable laws and regulations of the PRC, the
exercise by the Board during the Relevant Period of
all the powers of the Company to allot, issue and
deal with, either separately or concurrently,
additional Domestic Shares and H Shares and to make
or grant offers, agreements, options and rights of
exchange or conversion which might require the
exercise of such powers be hereby generally and
unconditionally approved; [b] the approval in
paragraph [a] to make or grant offers, agreements,
options and rights of exchange or conversion which
might require the exercise of such powers after the
end of the Relevant Period; [c] each of the aggregate
 nominal amounts of domestic shares and H Shares
allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board pursuant to the approval
granted in paragraph [a] shall not exceed 20% of each
 of the aggregate nominal amounts of domestic shares
and H Shares in issue at the date of passing this
resolution, otherwise than pursuant to [i] a rights
issue or [ii] any scrip dividend or similar
arrangement providing for allotment of shares in lieu
 of the whole or part of a dividend on shares of the
Company in accordance with the Articles of
Association of the Company; and [d] for the purposes
of this resolution: Relevant Period means the period
from the passing of this resolution until whichever
is the earliest of: [i] the conclusion of the next
AGM of the Company; [ii] the expiration of the period
 within which the next AGM of the Company is required
 by the Articles of Association of the Company or
other applicable laws to be held; or [iii] the
revocation or variation of the authority given under
this resolution by a special resolution of the
Company in general meeting Rights Issue means an
offer of shares open for a period fixed by the
Directors to holders of shares on the register on a
fixed record date in proportion to their then
holdings of such shares [subject to such exclusions
or other arrangements as the Directors may deem
necessary or expedient in relation to fractional
entitlements or having regard to any restrictions or
obligations under the laws, or the requirements, of
any recognized regulatory body or any stock exchange
in any territory outside Hong Kong] and an offer,
allotment or issue of shares by way of rights shall
be construed accordingly [B] and to make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new share capital structure upon the
allotment or issuance of shares as provided in sub-

PROPOSAL #S.8: Amend the Article 8.9, 17.5, 18.10,                         ISSUER          YES          FOR               FOR
26.1, 26.2 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                            ISSUER          YES          FOR               FOR
proposed to be made between the Company and the
holders of its ordinary shares of USD 0.04 each

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1505N100
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR
dated 15 AUG 2008 [the 'Scheme'] between the Company
and the holders of the Scheme Shares (as defined in
the Scheme) in the form of the print which has been
produced to this Meeting and for the purposes of
identification signed by the Chairman of this
Meeting, with any modification thereof or addition
thereto or condition approved or imposed by the High
Court of the Hong Kong Special Administrative Region,
 and (B) for the purposes of giving effect to the
Scheme, on the Effective Date (as defined in the
Scheme): 1) to issue share capital of the Company be
reduced by cancelling and extinguishing the Scheme
Shares; 2) subject to and forthwith upon such
reduction of share capital taking effect, to increase
 the authorized share capital of the Company to its
former amount of USD 1,000,000,000 by the creation of
 such number of ordinary shares of USD 0.04 each in
the capital of the Company as shall be equal to the
number of the Scheme Shares cancelled; and (3) the
Company shall apply the credit arising in its books
of account as a result of such reduction of share
capital in paying up in full at par the ordinary
shares of USD 0.04 each in the capital of the Company
 to be created as aforesaid, which new shares shall
be allotted and issued, credited as fully paid, to
China Unicom Limited and/or its nominees and the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA PETE & CHEM CORP
  TICKER:                N/A             CUSIP:     Y15010104
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Board of Directors of Sinopec Corporation
[including the report of the Board of Directors of
Sinopec Corporation for the year 2008]

PROPOSAL #2.: Receive the report of the third Session                      ISSUER          YES          FOR               FOR
 of the Supervisory Committee of Sinopec Corporation
[including the report of the Supervisory Committee of
 Sinopec Corporation for the year 2008]

PROPOSAL #3.: Approve the audited accounts and                             ISSUER          YES          FOR               FOR
audited consolidated accounts of Sinopec Corporation
for the YE 31 DEC 2008

PROPOSAL #4.: Approve the plan for allocating any                          ISSUER          YES          FOR               FOR
surplus common reserve funds at amount of RMB 20
billion from the after-tax profits

PROPOSAL #5.: Approve the profit distribution plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 domestic and overseas Auditors of Sinopec
Corporation for the year 2009, respectively, and
authorize the Board of Directors to determine their

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
determine the interim profit distribution plan of
Sinopec Corporation for 2009

PROPOSAL #8.1: Elect Mr. Su Shulin as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.2: Elect Mr. Wang Tianpu as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.3: Elect Mr. Zhang Yaocang as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.4: Elect Mr. Zhang Jianhua as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.5: Elect Mr. Wang Zhigang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.6: Elect Mr. Cai Xiyou as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #8.7: Elect Mr. Cao Yaofeng as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.8: Elect Mr. Li Chunguang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.9: Elect Mr. Dai Houliang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.10: Elect Mr. Liu Yun as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #8.11: Elect Mr. Liu Zhongli as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.12: Elect Mr. Ye Qing as an Independent                        ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #8.13: Elect Mr. Li Deshui as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #8.14: Elect Mr. Xie Zhongyu as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #8.15: Elect Mr. Chen Xiaojin as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #9.1: Elect Mr. Wang Zuoran as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.2: Elect Mr. Zhang Youcai as a Supervisor                      ISSUER          YES          FOR               FOR

PROPOSAL #9.3: Elect Mr. Geng Limin as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #9.4: Elect Mr. Zou Huiping as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #9.5: Elect Mr. Li Yonggui as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the Service Contracts between                       ISSUER          YES          FOR               FOR
Sinopec Corporation and Directors of the Fourth
Session of the Board Directors and Supervisors of the
 Fourth Session of the Supervisory Committee
[including emoluments provisions]

PROPOSAL #11.: Authorize the Secretary to the Board                        ISSUER          YES          FOR               FOR
of Directors to, on behalf of Sinopec Corporation,
deal with all applications, approval, registrations,
disclosure and filings in relation to the reelection
of Directors and Supervisors

PROPOSAL #S.12: Amend the Articles of Association and                      ISSUER          YES          FOR               FOR
 its appendices of Sinopec Corporation

PROPOSAL #S.13: Authorize the Secretary to the Board                       ISSUER          YES          FOR               FOR
of Directors of Sinopec Corporation to, on behalf of
Sinopec Corporation, deal with all applications,
approval, registrations and filing relevant to the
proposed amendments to the Articles of Association
and its appendices

PROPOSAL #S.14: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation to determine the proposed plan
for issuance of debt financing instrument(s): it is
proposed to the shareholders at the AGM, pursuant to
the relevant regulations, within the maximum balance
of the issuable bonds, namely after issuance, the
relevant accumulative debt financing instruments
balance shall not exceed 40% of the latest total
audited net assets of Sinopec Corporation, to
determine issuance of debt financing instruments,
principal of which shall not exceed 10% of the latest
 audited net assets of Sinopec Corporation stated in
the consolidated financial statements prepared in
accordance with the Accounting Standards for Business
 Enterprises, on one issuance or several issuances,
including but not limited to short term financial
instruments and mid-term financial notes; to
generally and to determine the terms and conditions
and all other matters in relation to the issuance of
such debt financing instrument(s) based on the needs
of Sinopec Corporation and the market conditions,
including without limitation to the determination of
the actual value, interest rate, and term of the
bond(s) subject to the aforementioned limits, as well
 as to the production, execution and disclosure of
all necessary documents thereof; [authority expires
at the completion of the next shareholders meeting of
 Sinopec Corporation]

PROPOSAL #S.15: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
Sinopec Corporation a general mandate to issue new
shares: in order to grant discretion to the Board of
Directors on the flexibility of issuance of new
shares, to allot issue and deal with shares not
exceeding 20% of the existing domestic listed shares
and overseas listed foreign shares of Sinopec
Corporation however, notwithstanding the obtaining of
 the general mandate, any issue of domestic shares
needs shareholders' approval at shareholders' meeting
 in accordance with the relevant PRC Laws and
regulations' it is resolved as follow: 1) Subject to
paragraphs (3) and (4) and pursuant to the Company
Law [the Company Law] of the People's Republic of
China (the PRC) and the listing rules of the relevant
 stock exchanges [as amended from time to time], to
allot, issue and deal with shares during the Relevant
 Period and to determine the terms and conditions for
 the allotment and issue of new shares including the
following terms: a) class and number of new shares to
 be issued; b) price determination method of new
shares and/or issue price [including price range]; c)
 the starting and closing dates for the issue; d)
class and number of the new shares to be issued to
existing shareholders; and e) the making or granting
of offers, agreements and options which might require
 the exercise of such powers; 2) to make or grant
offers, agreements and options which would or might
require the exercise of such powers after the end of
the relevant period; 3) the aggregate nominal amount
of new domestic listed shares and new overseas listed
 foreign shares allotted, issued and dealt with or
agreed conditionally or unconditionally to be
allotted, issued and dealt with [whether pursuant to
an option or otherwise] by the Board of Directors of
Sinopec Corporation pursuant to the approval in
paragraph (1), otherwise than pursuant to issue of
shares by conversion of the surplus reserve into
share capital in accordance with the Company Law of
the PRC and the Articles of Association of Sinopec
Corporation, shall not exceed 20% of each class of
the existing domestic listed shares and overseas
listed foreign shares of Sinopec Corporation In
exercising the powers granted in paragraph (1), the
Board of Directors of Sinopec Corporation must (i)
comply with the Company Law of the PRC and the
relevant regulatory stipulations [as amended from
time to time] of the places where Sinopec Corporation
 is listed; and (ii) obtain approval from China
Securities Regulatory Commission and other relevant
PRC government departments, The Board of Directors of
 Sinopec Corporation, subject to the approval of the
relevant authorities of the PRC and in accordance
with the Company Law of the PRC, authorized to
increase the registered capital of Sinopec
Corporation to the required amount upon the exercise
of the powers pursuant to paragraph (1) above to
authorise the Board of Directors to sign the
necessary documents, complete the necessary
formalities and take other necessary steps to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA STL CORP
  TICKER:                N/A             CUSIP:     Y15041109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #1.3: The issuance status of local                                ISSUER          NO           N/A               N/A
convertible bond

PROPOSAL #1.4: The status of 2008 Treasury Stock                           ISSUER          NO           N/A               N/A
Buyback

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 1.3/sharers]

PROPOSAL #2.3: Approve to raise capital by issuing                         ISSUER          YES          FOR               FOR
new shares from earnings [proposed STK dividend:
43shares / 1000shares]

PROPOSAL #2.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
acquisition or disposal of asset

PROPOSAL #2.6: Approve the procedures of endorsements                      ISSUER          YES          FOR               FOR
 and guarantees

PROPOSAL #2.7: Approve to release the Directors from                       ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #2.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SUNERGY CO LTD
  TICKER:                CSUN            CUSIP:     16942X104
  MEETING DATE:          8/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1: RE-ELECTION OF MR. TINGXIU LU AS A                           ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY

PROPOSAL #O2: RE-ELECTION OF MR. RUENNSHENG ALLEN                          ISSUER          YES          FOR               FOR
WANG AS A DIRECTOR OF THE COMPANY

PROPOSAL #O3: RE-ELECTION OF MS. JIAN LI AS A                              ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY

PROPOSAL #O4: RE-ELECTION OF MS. MERRY M. TANG AS A                        ISSUER          YES          FOR               FOR
DIRECTOR OF THE COMPANY

PROPOSAL #O5: RATIFICATION OF THE APPOINTMENT OF THE                       ISSUER          YES          FOR               FOR
INDEPENDENT AUDITOR DELOITTE TOUCHE TOHMATSU FOR THE
FISCAL YEAR 2007

PROPOSAL #O6: APPOINTMENT OF THE INDEPENDENT AUDITOR                       ISSUER          YES          FOR               FOR
DELOITTE TOUCHE TOHMATSU FOR THE FISCAL YEAR 2008

PROPOSAL #O7: THE DIRECTORS AND EACH OF TINGXIU LU                         ISSUER          YES          FOR               FOR
AND RUENNSHENG ALLEN WANG (EACH, AN OFFICER) BE, AND
HEREBY ARE, AUTHORIZED TO TAKE ANY AND EVERY ACTION
THAT MIGHT BE NECESSARY TO EFFECT THE FOREGOING
RESOLUTIONS 1 TO 6 AS SUCH DIRECTOR OR OFFICER, IN
HIS ABSOLUTE DISCRETION, THINKS FIT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Mr. Wang Xiaochu as a                              ISSUER          YES          FOR               FOR
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011; and
authorize any Director of the Company to sign on
behalf of the Company the Directors service contract
with Mr. Wang Xiaochu and the Board of Directors of
the Company to determine his remuneration

PROPOSAL #1..2: Re-elect Mr. Shang Bing as a Director                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; and authorize
any Director of the Company to sign on behalf of the
Company the Director's service contract with Mr.
Shang Bing and the Board of Directors of the Company
to determine his remuneration

PROPOSAL #1.3: Re-elect Mr. Wu Andi as a Director of                       ISSUER          YES          FOR               FOR
the Company, approve with effect from 09 SEP 2008 for
 a term of 3 years until the AGM of the Company for
the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Wu
Andi and the Board of Directors of the Company to
determine his remuneration

PROPOSAL #1.4: Re-elect Mr. Zhang Jiping as a                              ISSUER          YES          FOR               FOR
Director of the Company, with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011;authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr.
Zhang Jiping , and the Board of Directors of the
Company to determine his remuneration

PROPOSAL #1.5: Re-elect Mr. Zhang Chenshuang as a                          ISSUER          YES          FOR               FOR
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Director's service contract
 with Mr. Zhang Chenshuang, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.6: Re-elect Mr. Yang Xiaowei as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company, approve with effect from 09
SEP 2008 for a term of 3 years until the AGM of the
Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Director's service contract
 with Mr. Yang Xiaowei, and the Board of Directors of
 the Company to determine his remuneration

PROPOSAL #1.7: Re-elect Mr. Yang Jie as a Director of                      ISSUER          YES          FOR               FOR
 the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Yang
 Jie, and the Board of Directors of the Company to
determine his remuneration

PROPOSAL #1.8: Re-elect Mr. Sun Kangmin as a Director                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Sun
Kangmin, and the Board of Directors of the Company to
 determine his remuneration

PROPOSAL #1.9: Re-elect Mr. Li Jinming as a Director                       ISSUER          YES          FOR               FOR
of the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the Director's service contract with Mr. Li
Jinming, and the Board of Directors of the Company to
 determine his remuneration

PROPOSAL #1.10: Re-elect Mr. Wu Jichuan as an                              ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011;authorize any Director of the Company to sign
 on behalf of the Company the Director's service
contract with Mr. Wu Jichuan, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.11: Re-elect Mr. Qin Xiao as an                                ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011;authorize any Director of the Company to sign
 on behalf of the Company the Director's service
contract with Mr. Qin Xiao, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.12: Re-elect Mr. Tse Hau Yin, Aloysius as                      ISSUER          YES        AGAINST           AGAINST
 an Independent Director of the Company, approve with
 effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Tse Hau Yin, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.13: Re-elect Mr. Cha May Lung, Laura as                        ISSUER          YES          FOR               FOR
an Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Cha May Lung, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #1.14: Re-elect Mr. Xu Erming as an                               ISSUER          YES          FOR               FOR
Independent Director of the Company, approve with
effect from 09 SEP 2008 for a term of 3 years until
the AGM of the Company for the year 2010 to be held
in 2011; authorize any Director of the Company to
sign on behalf of the Company the Director's service
contract with Mr. Xu Erming, and the Board of
Directors of the Company to determine his remuneration

PROPOSAL #2.1: Re-elect Mr. Xiao Jinxue as a                               ISSUER          YES          FOR               FOR
Supervisor of the Company, approve with effect from
09 SEP 2008 for a term of 3 years until the AGM of
the Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Supervisor's Service
contract with Mr. Xiao Jinxue, and the Supervisory
Committee of the Company to determine his remuneration

PROPOSAL #2.2: Re-elect Mr. Xu Cailiao as a                                ISSUER          YES          FOR               FOR
Supervisor of the Company, approve with effect from
09 SEP 2008 for a term of 3 years until the AGM of
the Company for the year 2010 to be held in 2011;
authorize any Director of the Company to sign on
behalf of the Company the Supervisor's Service
Contract with Mr. Xu Cailiao, and the Supervisory
Committee of the Company to determine his remuneration

PROPOSAL #2.3: Re-elect Mr. Han Fang as a Supervisor                       ISSUER          YES          FOR               FOR
of the Company, approve with effect from 09 SEP 2008
for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011;authorize any
Director of the Company to sign on behalf of the
Company the Supervisor's Service Contract with Mr.
Han Fang, and the Supervisory Committee of the
Company to determine his remuneration

PROPOSAL #2.4: Re-elect Mr. Zhu Lihao as a Supervisor                      ISSUER          YES          FOR               FOR
 of the Company, approve with effect from 09 SEP 2008
 for a term of 3 years until the AGM of the Company
for the year 2010 to be held in 2011; authorize any
Director of the Company to sign on behalf of the
Company the supervisor's service contract with Mr.
Zhu Lihao, and the Supervisory Committee of the
Company to determine his remuneration

PROPOSAL #S.3.1: Approve, the granting of a general                        ISSUER          YES        AGAINST           AGAINST
mandate to the Board of Directors of the Company to
issue debentures denominated in local or foreign
currencies, in one or more tranches, including, but
not limited to, short-term commercial paper, Company
bonds, Corporate debts, convertible bonds, asset
securitization products and asset-backed notes, from
the date of this meeting until the date on which the
AGM of the Company for the year 2008 is held, with a
maximum outstanding repayment amount of up to RMB 80
billion [the General Mandate]; and when the
resolutions relating to the General Mandate become
effective, they will replace the resolutions passed
by the shareholders at the AGM of the Company for the
 year 2007 held on 30 MAY 2008 relating to the
approval of the Company's issue of debentures with an
 aggregate principal amount of up to RMB 60 billion
[Previous Resolutions], but the steps taken and Board
 Resolutions passed in connection with the Previous
Resolutions will continue to be effective

PROPOSAL #S.3.2: Authorize the Board of Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company or any two or more Directors of the
Company duly authorized by the Board of Directors,
taking into account the specific needs of the Company
 and market conditions: [a] determine the specific
terms and conditions of, and other matters relating
to, the issue of debentures under the General Mandate
 [including, but not limited to, the determination of
 the type, aggregate principal amount, interest rate,
 term, rating, security, any repurchase or redemption
 provisions, any placing arrangements, any option to
adjust the nominal interest rate and use of
proceeds], secure approvals, engage professional
advisors, disseminate relevant application documents
to the regulatory authorities, obtain approvals from
the regulatory authorities, execute all requisite
legal documentation relating to the issue as
requested by the regulatory authorities and make
relevant disclosure; [b] do all such acts which are
necessary and incidental to the issue of debentures
under the General Mandate [including, but not limited
 to, the securing of approvals, the determination of
underwriting arrangements, preparation and
dissemination of relevant application documents to
the regulatory authorities, and the securing of
approvals from the regulatory authorities]; [c]
approve and ratify, to take all such steps which are
necessary for the purposes of executing the issue of
debentures under the General Mandate [including, but
not limited to, the execution of all requisite
documentation and the disclosure of relevant
information in accordance with applicable Laws], and
to the extent that any of the aforementioned acts and
 steps that have already been undertaken by the Board
 of Directors of the Company or the duly authorized
directors in connection with the issue of debentures

PROPOSAL #S.4.1: Approve, the Company's issue of                           ISSUER          YES        AGAINST           AGAINST
company bonds with an aggregate principal amount of
up to RMB 50 billion in the People's Republic of
China in one or more tranches: [a] Size of issue: Up
to RMB 50 billion; [b] Placing to existing
shareholders: the Company bonds will not be issued to
 existing shareholders on a preferred basis by way of
 placing;[c] term: the Company bonds will have a term
 does not exceed 10 years and may have the same term
or different terms, which will be determined in
accordance with the market conditions and the
Company's capital requirements; [d] use of proceeds:
the Company bonds issued will be for the purpose of
supplementing the general working capital of the
Company; [e] Effective period of the resolutions
relating to the issue of the Company Bonds: from the
date on which the resolutions relating to the issue
of the Company Bonds are passed to the date on which
the AGM of the Company for the year 2008 is held

PROPOSAL #S.4.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company [the Board] or any two or more Directors
of the Company duly authorized by the Board of
Directors [the Directors: [a] determine the type,
specific terms and conditions of, and other matters
relating to, the issue [including, but not limited
to, the determination of the type, aggregate
principal amount, interest rate, term, rating,
security, whether there will be repurchase or
redemption provisions, whether there will be an
option to adjust the nominal interest rate and
specific arrangements relating to the use of proceeds
 within the scope approved by the shareholders in
this meeting]; [b] do all such acts which are
necessary and incidental to the issue [including, but
 not limited to, the securing of approvals, engaging
professional advisors, the determination of
underwriting arrangements, preparation and
dissemination of relevant application documents to
the regulatory authorities, and the securing of
approvals from the regulatory authorities]; [c]
approve and ratify to take all such steps which are
necessary for the purposes of executing the issue
[including, but not limited to, the execution of all
requisite documentation and the disclosure of
relevant information in accordance with applicable
laws], and to the extent that any of the acts and
steps that have already been undertaken by the Board
or the Directors in connection with the issue, [d] if
 there are changes in the regulatory policies or
market conditions, adjust the specific relating to
the issue and related matters in accordance with the
opinion of the regulatory authorities; [e] after
completion of the issue, determine and approve
matters relating to the listing of the relevant

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Telecom CDMA Lease as                            ISSUER          YES          FOR               FOR
specified the continuing connected transactions
contemplated under Telecom CDMA Lease and the annual
caps and authorized the Directors of the Company, to
do all such further Acts and things and execute such
further documents and take all such steps which in
their opinion as may be necessary, desirable or
expedient to implement and/or give effect to the
terms of such continuing connected transactions

PROPOSAL #2.: Approve the Interconnection Settlement                       ISSUER          YES          FOR               FOR
Supplemental Agreement as specified, the continuing
connected transactions contemplated under and the
annual Interconnection Settlement Supplemental
Agreement and for which no annual caps have been
proposed and authorize the Director of the Company,
to do all such further Acts and things and execute
such further documents and take all such steps which
in their opinion as may be necessary, desirable or
expedient to implement and/or give effect to the
terms of such continuing connected transactions

PROPOSAL #3.: Approve the Engineering Framework                            ISSUER          YES          FOR               FOR
Supplemental Agreement as specified, the continuing
connected transactions contemplated under and the
annual Engineering Framework Supplemental Agreement,
together with proposesd annual caps and authorize the
 Director of the Company, to do all such further Acts
 and things and execute such further documents and
take all such steps which in their opinion as may be
necessary, desirable or expedient to implement and/or
 give effect to the terms of such continuing
connected transactions

PROPOSAL #4.: Approve the Ancillary                                        ISSUER          YES          FOR               FOR
Telecommunications Services Framework Supplemental
Agreement as specified, the continuing connected
transactions contemplated under the Ancillary
Telecommunications Services Framework Supplemental
Agreementand [as amended by the Ancillary
Telecommunications Services Framework Supplemental
Agreement] together with the revised annaul cap nad
proposed annual cap and authorize the Director of the
 Company to do all such further Acts and things and
execute such further documents and take all such
steps which in their opinion as may be necessary,
desirable or expedient to implement and/or give
effect to such continuing connected transactions

PROPOSAL #S.5: Authorize the Director of the Company,                      ISSUER          YES          FOR               FOR
 subject to the passing of Resolution 1 to make such
amendments to the Articles of Association of the
Company [the Articles of Association] which in his
opinion may be necessary to reflect the business
scope of the Company as specified in the
Telecommunications Business Permit to be issued by
the Ministry of Industry and Information Technology
of the PRC [the details of the amendments shall be
Governed by the relevant content in the
Telecommunications Business Permit to be issued by
the Ministry of Industry and Information Technology
of the PRC], and to take all actions which in their
opinion are necessary or desirable to complete the
procedures for the approval and/or registration or
filing of the aforementioned amendment of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Article 13 of the Articles                        ISSUER          YES          FOR               FOR
of Association of the Company [the Articles of
Association] as specified and authorize any Director
of the Company to take all actions which in their
opinion are necessary or desirable to complete the
procedures for the approval and/or registration or
filing of the aforementioned amendment to the
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA TELECOM CORP LTD
  TICKER:                N/A             CUSIP:     Y1505D102
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of the Company, the report of the Board of
 Directors, the report of the Supervisory Committee
and the report of the International Auditor for the
YE 31 DEC 2008 and authorize the Board of Directors
[the Board] to prepare the budget of the Company for
year 2008

PROPOSAL #2.: Approve the profit distribution and the                      ISSUER          YES          FOR               FOR
 declaration and payment of a final dividend for the
YE 31 DEC 2008

PROPOSAL #3.: Re-appoint KPMG and KPMG Huazhen as the                      ISSUER          YES          FOR               FOR
 International Auditor and Domestic Auditor of the
Company respectively for the year ending 31 DEC 2009
and authorize the Board to fix the remuneration of
the Auditors

PROPOSAL #S.4.1: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company to issue debentures denominated in local
or foreign currencies, in 1 or more tranches,
including, but not limited to, short-term commercial
paper, medium term note, company bonds, corporate
debts, convertible bonds, asset securitization
products and asset-backed notes, from the date of
this meeting until the date on which the AGM of the
Company for the year 2009 is held, with a maximum
outstanding repayment amount RMB 90 billion

PROPOSAL #S.4.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company or any 2 or more Directors of the Company
 duly authorized by the Board of Directors, taking
into account the specific needs of the Company and
other market conditions, to determine the specific
terms, conditions of, and other matters relating to,
the issue of debentures, including, but not limited
to, the determination of the type, amount, interest
rate, rating, security, any repurchase or redemption
provisions, any placing arrangements, any option to
adjust the nominal interest rate and use of proceeds,
 secure approvals, engage professional advisors,
disseminate relevant application documents to the
regulatory authorities, obtain approvals from the
regulatory authorities, execute all requisite legal
documentation relating to the issue as requested by
the regulatory authorities and make relevant
disclosure; do all such acts which are necessary and
incidental to the issue of debentures [including, but
 not limited to, the securing of approvals, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; and take all such steps which are
necessary for the purposes of executing the issue of
debentures [including, but not limited to, the
execution of all requisite documentation and the
disclosure of relevant information in accordance with
 applicable laws], and approve to the extent that any
 of the aforementioned acts and steps that have
already been undertaken by the Board of Directors or
the duly authorized Directors in connection with the
issue of debentures

PROPOSAL #S.5.1: Approve the Company's issue of                            ISSUER          YES          FOR               FOR
debentures denominated in local or foreign currencies
 with an aggregate amount of RMB 90 billion, within
which the issue of Company bonds in the PRC in one or
 more tranches not exceeding RMB 30 billion with: a)
size of issue: up to RMB 30 billion; b) placing to
existing shareholders: the Company debentures will
not be issued to existing shareholders on a preferred
 basis by way of placing; c) term: the Company
debentures will have a term not exceeding 10 years
and may have the same term or different terms, which
will be determined in accordance with the market
conditions and the Company's capital requirements; d)
 use of proceeds: the Company bonds issued will be
for the purpose of supplementing the general working
capital of the Company; e) effective period: from the
 date on which the resolutions passed to the date on
which the AGM of the Company for the year 2009 is held

PROPOSAL #S.5.2: Authorize the Board of Directors of                       ISSUER          YES          FOR               FOR
the Company [the Board] or any 2 or more Directors of
 the Company [the Directors] to: a) determine the
type, specific terms and conditions of, and other
matters relating to, the issue [including, but not
limited to, the determination of the type, amount,
interest rate, term, rating, security, whether there
will be repurchase or redemption provisions, whether
there will be an option to adjust the nominal
interest rate and specific arrangements relating to
the use of proceeds within the scope approved by the
shareholders in this meeting]; b) do all such acts
which are necessary and incidental to the issue
[including, but not limited to, the securing of
approvals, engaging professional advisors, the
determination of underwriting arrangements,
preparation and dissemination of relevant application
 documents to the regulatory authorities, and the
securing of approvals from the regulatory
authorities]; c) to take all such steps which are
necessary for the purposes of executing the issue
[including, but not limited to, the execution of all
requisite documentation and the disclosure of
relevant information in accordance with applicable
laws], and approve to the extent that any of the
above acts and steps that have already been
undertaken by the Board or the Directors in
connection with the issue; d) if there are changes in
 the regulatory policies or market conditions, adjust
 the specific proposal relating to the issue and
related matters in accordance with the opinion of the
 regulatory authorities; and e) after completion of
the issue, determine and approve matters relating to

PROPOSAL #S.6: Authorize the Company, to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares of the Company and
to make or grant offers, agreements and options
during and after the relevant period, not exceeding
the aggregate of 20% of the Company's existing
domestic shares and H shares [as the case may be] in
issue at the date of passing of this special
resolution otherwise than pursuant to: i) a rights
issue; or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the 12 month period following the
passing of these special resolution]

PROPOSAL #S.7: Authorize the Board to increase the                         ISSUER          YES        AGAINST           AGAINST
registered capital of the Company to reflect the
issue of shares in the Company authorized under
Special Resolution 6, and to make such appropriate
and necessary amendments to the Article of
Association of the Company as they think fit to
reflect such increases in the registered capital of
the Company and to take any other action and complete
 any formality required to effect such increase of
the registered capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHIQUITA BRANDS INTERNATIONAL, INC.
  TICKER:                CQB             CUSIP:     170032809
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: FERNANDO AGUIRRE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KERRII B. ANDERSON                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HOWARD W. BARKER, JR.                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM H. CAMP                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT W. FISHER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CLARE M. HASLER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DURK I. JAGER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAIME SERRA                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN P. STANBROOK                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUBU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J06510101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Shareholder's Proposal: Amend Articles                        ISSUER          YES          FOR             AGAINST
to Disclose Each Director's Compensation and Bonus,
Make Resolution to Appoint a CEO

PROPOSAL #6: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Abolish Use of Nuclear Plants

PROPOSAL #7: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Create Committee on Abolishment of Nuclear Power
Facilities

PROPOSAL #8: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Abolish Reprocessing of Spent Nuclear Fuel

PROPOSAL #9: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Freeze Further Development of MOX for nuclear fuel

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNGHWA TELECOM CO LTD
  TICKER:                N/A             CUSIP:     Y1613J108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the special earnings and                          ISSUER          NO           N/A               N/A
capital reserves report according to the Article 17
Clause 1 of the guidelines for acquisition or
disposal of asset by the Public Companies

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.83 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from capital reserves, proposed bonus issue: 100 for
1,000 shares held

PROPOSAL #B.5: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsements and guarantee

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUO MITSUI TRUST HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J0752J108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.5: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #2.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.060 per A bearer share and EUR
0.006 per B registered share

PROPOSAL #3.: Grant discharge to the Board and Senior                      ISSUER          NO           N/A               N/A
 Management

PROPOSAL #4.1: Elect Mr. Johann Rupert as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.2: Elect Mr. Jean-Paul Aeschimann as                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.3: Elect Mr. Franco Cologni as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.4: Elect Lord Douro as Director                                ISSUER          NO           N/A               N/A

PROPOSAL #4.5: Elect Mr. Yves-Andre Istel as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.6: Elect Mr. Richard Lepeu as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.7: Elect Mr. Ruggero Magnoni as Director                       ISSUER          NO           N/A               N/A

PROPOSAL #4.8: Elect Mr. Simon Murray as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.9: Elect Mr. Alain Dominique Perrin as                         ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.10: Elect Mr. Norbert Platt as Director                        ISSUER          NO           N/A               N/A

PROPOSAL #4.11: Elect Mr. Alan Quasha as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.12: Elect Lord Clifton as Director                             ISSUER          NO           N/A               N/A

PROPOSAL #4.13: Elect Mr. Jan Rupert as Director                           ISSUER          NO           N/A               N/A

PROPOSAL #4.14: Elect Mr. Juergen Schrempp as Director                     ISSUER          NO           N/A               N/A

PROPOSAL #4.15: Elect Mr. Martha Wikstrom as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the                         ISSUER          NO           N/A               N/A
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 Management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the restructuring of the                             ISSUER          NO           N/A               N/A
business of the Company

PROPOSAL #2.: Amend the Articles of Association of                         ISSUER          NO           N/A               N/A
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA, C
  TICKER:                N/A             CUSIP:     F31668100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the management report of the                        ISSUER          YES          FOR               FOR
Board of Directors, the report of the Chairman's
Board of Directors and the Auditors' report, the
Company's financial statements for the year 2008 of
the Parent-Company as presented, showing an income of
 EUR 239,156,379.35

PROPOSAL #O.2: Approve the group management report of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the Auditors' reports,
the consolidated financial statements for the said
FY, in the form presented to the meeting, showing a
net income of EUR 388,811,000.00 of which EUR
382,356,000.00 is the group share

PROPOSAL #O.3: Approve that the income for the FY be                       ISSUER          YES          FOR               FOR
appropriated as follows: income for the FY: EUR
239,156,379.35, retained earnings from previous year:
 EUR 3,449,322.32, legal reserve: EUR 0.00, total to
be distributed: EUR 242,605,701.67, special reserve
on long term capital gains: EUR 0.00, statutory
dividend: EUR 2,335,750.30, additional dividend: EUR
134,393,434.92, i.e., global dividend: EUR
136,629,185.22, other reserves: EUR 101,400,000.00,
retained earnings: EUR 4,576,516.45; the shareholders
 will receive a net dividend of EUR 0.66 per share
for the 211,019,922 ordinary shares of a par value of
 EUR 0.18 each, and will entitle to the 40% deduction
 provided by the French General Tax Code; this
dividend will be paid on 26 MAY 2009; in the event
that the Company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account; as required by Law

PROPOSAL #O.4: Approve the management report and the                       ISSUER          YES        AGAINST           AGAINST
special report of the Auditors on transactions or
agreements governed by Article L.225-38 of the French
 Commercial Code, the new agreement in said reports
regarding the indemnity to be granted by the Company
in the event of Mr. Hubert Sagnieres' breach of
employment contract, Executive Vice President

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on transactions or agreements governed by
the Article L.225-38 of the French Commercial Code,
the said report and the transactions or agreements
referred to therein

PROPOSAL #O.6: Ratify the co-optation of Mr. Yves                          ISSUER          YES        AGAINST           AGAINST
Gillet , to replace Mr. Serge Zins as a Director,
until the shareholders' meeting called to approve the
 financial statements for the FY 2009

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Olivier Pecoux as a Director for a 3-year period

PROPOSAL #O.8: Appoint Mr. Benoit Bazin as a                               ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.9: Appoint Mr. Bernard Hours as a                              ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.10: Appoint Mr. Antoine Bernard De                             ISSUER          YES        AGAINST           AGAINST
Sainte-Affrique as a Director, for a 3-year period

PROPOSAL #O.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 70.00, minimum sale price: EUR
15.00, maximum number of shares to be acquired: 10%
of the share capital; this delegation may be used
during periods when cash or stock tender offers are
in effect for the Company's shares; [Authority
expires for a 18-month period]

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed, when cash or stock tender offers may be in
effect, in 1 or more issues, with the issuance of
warrants giving the right to subscribe shares of the
Company to be free allocated to all of the Company's
shareholders; and to increase the capital up to a
limit of 25% of the share capital; and to take all
necessary measures and accomplish all necessary
formalities; to charge the share issuance costs
against the related premiums and deduct from the
premiums the amounts necessary to raise the legal
reserve to one-tenth of the new capital after each
increase; this authorization supersedes any and all
earlier authorizations to the same effect and
replaces the 1 granted by the shareholders' meeting
of 14 MAY 2008

PROPOSAL #E.13: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIGNA CORPORATION
  TICKER:                CI              CUSIP:     125509109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: H. EDWARD HANWAY                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN M. PARTRIDGE                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES E. ROGERS                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ERIC C. WISEMAN                        ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS CIGNA'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CINCINNATI BELL INC.
  TICKER:                CBB             CUSIP:     171871106
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRUCE L. BYRNES                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAKKI L. HAUSSLER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK LAZARUS                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CRAIG F. MAIER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALEX SHUMATE                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: THE APPROVAL OF A PROPOSAL TO AMEND THE                      ISSUER          YES          FOR               FOR
 CINCINNATI BELL INC. 2007 LONG TERM INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR
ISSUANCE UNDER THE 2007 LONG TERM INCENTIVE PLAN BY
10,000,000 COMMON SHARES AND TO MODIFY THE LIMITS OF
CERTAIN AWARD TYPES, INCLUDING FULL VALUE SHARE
AWARDS, THAT MAY BE GRANTED UNDER THE 2007 LONG TERM

PROPOSAL #03: THE RATIFICATION OF THE APPOINTMENT OF                       ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM TO AUDIT THE FINANCIAL
STATEMENTS OF THE COMPANY FOR THE YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIGROUP INC.
  TICKER:                C               CUSIP:     172967101
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: C. MICHAEL                             ISSUER          YES          FOR               FOR
ARMSTRONG

PROPOSAL #1B: ELECTION OF DIRECTOR: ALAIN J.P. BELDA                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN M. DEUTCH                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JERRY A.                               ISSUER          YES          FOR               FOR
GRUNDHOFER
PROPOSAL #1E: ELECTION OF DIRECTOR: ANDREW N. LIVERIS                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ANNE M. MULCAHY                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL E. O'NEILL                     ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: VIKRAM S. PANDIT                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD D. PARSONS                     ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LAWRENCE R.                            ISSUER          YES          FOR               FOR
RICCIARDI

PROPOSAL #1K: ELECTION OF DIRECTOR: JUDITH RODIN                           ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ROBERT L. RYAN                         ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: ANTHONY M.                             ISSUER          YES          FOR               FOR
SANTOMERO

PROPOSAL #1N: ELECTION OF DIRECTOR: WILLIAM S.                             ISSUER          YES          FOR               FOR
THOMPSON, JR.

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF                          ISSUER          YES          FOR               FOR
KPMG LLP AS CITI'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE CITIGROUP 2009                       ISSUER          YES          FOR               FOR
STOCK INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO APPROVE CITI'S 2008                              ISSUER          YES          FOR               FOR
EXECUTIVE COMPENSATION

PROPOSAL #05: STOCKHOLDER PROPOSAL REQUESTING A                          SHAREHOLDER       YES        AGAINST             FOR
REPORT ON PRIOR GOVERNMENTAL SERVICE OF CERTAIN

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING A                          SHAREHOLDER       YES        ABSTAIN           AGAINST
REPORT ON POLITICAL CONTRIBUTIONS.

PROPOSAL #07: STOCKHOLDER PROPOSAL REQUESTING A                          SHAREHOLDER       YES        AGAINST             FOR
REPORT ON PREDATORY CREDIT CARD PRACTICES.

PROPOSAL #08: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
TWO CANDIDATES BE NOMINATED FOR EACH BOARD POSITION.

PROPOSAL #09: STOCKHOLDER PROPOSAL REQUESTING A                          SHAREHOLDER       YES        ABSTAIN           AGAINST
REPORT ON THE CARBON PRINCIPLES.

PROPOSAL #10: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
EXECUTIVE OFFICERS RETAIN 75% OF THE SHARES ACQUIRED
THROUGH COMPENSATION PLANS FOR TWO YEARS FOLLOWING
TERMINATION OF EMPLOYMENT.

PROPOSAL #11: STOCKHOLDER PROPOSAL REQUESTING                            SHAREHOLDER       YES        AGAINST             FOR
ADDITIONAL DISCLOSURE REGARDING CITI'S COMPENSATION
CONSULTANTS.

PROPOSAL #12: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
STOCKHOLDERS HOLDING 10% OR ABOVE HAVE THE RIGHT TO
CALL SPECIAL SHAREHOLDER MEETINGS.

PROPOSAL #13: STOCKHOLDER PROPOSAL REQUESTING                            SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITY LODGE HOTELS LTD
  TICKER:                N/A             CUSIP:     S1714M114
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008

PROPOSAL #2.: Re-appoint KPMG Inc. as the Independent                      ISSUER          YES          FOR               FOR
 Auditors of the Company for the ensuing year and
authorize the Directors to determine the Auditors'
remuneration

PROPOSAL #3.1: Re-elect Mr. I.N. Matthews as a                             ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Articles of Association

PROPOSAL #3.2: Re-elect Mr. B.T. Ngcuka as a                               ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Articles of Association

PROPOSAL #3.3: Re-elect Dr. K.I.M. Shongwe as a                            ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Articles of Association

PROPOSAL #4.1: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 to the Chairman of the Board,
ZAR460,000

PROPOSAL #4.2: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 for their services as the
Directors, ZAR90,000 each

PROPOSAL #4.3: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 to the Chairman of the Audit
Committee, ZAR79,350

PROPOSAL #4.4: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 for their services as the
Members of the Audit Committee, ZAR38,000 each

PROPOSAL #4.5: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 to the Chairman of the
remuneration Committee, ZAR68,800

PROPOSAL #4.6: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 for their services as the
Members of the remuneration Committee, ZAR33,000 each

PROPOSAL #4.7: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 to the Chairman of the Risk
Committee, ZAR54,200

PROPOSAL #4.8: Approve the annual fees payable to the                      ISSUER          YES          FOR               FOR
 Non-executive Directors with effect from the year
beginning 01 JUL 2008 for their services as the
Members of the Risk Committee, ZAR26,000 each

PROPOSAL #5.S.1: Authorize the Directors to approve                        ISSUER          YES          FOR               FOR
and implement the acquisition by the Company [or a
subsidiary of the Company] of shares issued by the
Company by way of a general authority, [Authority
expires at the earlier of the conclusion of the until
 the Company's next AGM or 15 months], whichever
period is the shorter in terms of the Companies Act,
and the Listings Requirements of the JSE Limited [the
 JSE] which provide, inter alia, that the Company may
 only make a general repurchase of its shares subject
 to: the repurchase being implemented through the
order book operated by the JSE trading system,
without prior understanding or arrangement between
the Company and the Counterparty; authorize the
Company thereto by its Articles of Association;
repurchases not being made at a price greater than
10% above the weighted average of the market value of
 tile shares for the 5 [live] business days
immediately preceding the date on which the
transaction was effected; an announcement being
published as soon as the Company has repurchased
ordinary shares constituting, on a cumulative basis,
3% of the initial number of ordinary shares, and for
each 3% in aggregate of the initial number of
ordinary shares repurchased thereafter, containing
full details of such repurchases; repurchases not
exceeding 20% in aggregate of the Company's issued
ordinary share capital in any 1 FY; the Company's
sponsor confirming the adequacy of the Company's
working capital for purposes of undertaking the
repurchase of shares in writing to the JSE upon
entering the market to proceed with the repurchase;
the Company remaining in compliance with this
resolution of the JSE Listings Requirements
concerning shareholder spread after such repurchase;
the Company and/or its subsidiaries not repurchasing
securities during a prohibited period as specified of
 JSE Listings Requirements; and the Company only
appointing one agent to effect any repurchases on its
 behalf and the Directors, having considered the
effects of the repurchase of the maximum number of
ordinary shares in terms of the a foregoing general
authority, are of the opinion that for a period of 12
 months after the date of the notice of the AGM: the
Company and its subsidiaries will be able, in the
ordinary course of business, to pay its debts; the
consolidated assets of the Company and its
subsidiaries, fairly valued in accordance with
generally accepted accounting practice, will exceed
the consolidated liabilities of the Company; and the
Company's and its subsidiaries ordinary share
capital, reserves and working capital will be
adequate for ordinary business purposes as specified
and the Directors have no specific intention, at
present, for the Company to repurchase any of its
shares but consider that such a general authority
should be put in place should an opportunity present
itself to do so during the year, which is in the best
 interests of the Company and its shareholders and

PROPOSAL #6.O.1: Authorize any 1 Director or the                           ISSUER          YES          FOR               FOR
Company Secretary of the Company to do all such
things and sign all such documents and take all such
action as they consider necessary to implement the
resolutions as specified in this notice convening
this AGM at which this ordinary resolution will be
considered

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLARIANT AG
  TICKER:                N/A             CUSIP:     H14843165
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 Annual Report,                              ISSUER          YES          FOR               FOR
including the compensation report, Clariant Ltds
financial statements, the groups Consolidated
financial feport, acknowledgement of the reports of
the Company's Auditors

PROPOSAL #2.: Grant Discharge to the organs of the                         ISSUER          YES          FOR               FOR
Company

PROPOSAL #3.: Approve the Allocation of the annual                         ISSUER          YES          FOR               FOR
result of the holding Company Clariant Ltd

PROPOSAL #4.1: Approve to Increase the conditional                         ISSUER          YES          FOR               FOR
capital

PROPOSAL #4.2: Approve the reduction of the term of                        ISSUER          YES          FOR               FOR
the Members of the Board Of Directors to 3 years

PROPOSAL #4.3: Approve the editorial amendments of                         ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #5.: Elect the Board Of Directors, re-elect                       ISSUER          YES          FOR               FOR
Dr. Klaus Jenny

PROPOSAL #6.: Re-elect the Company's Auditors 2009                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLEAR CHANNEL COMMUNICATIONS, INC.
  TICKER:                CCU             CUSIP:     184502102
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ADOPTION OF THE AGREEMENT                        ISSUER          YES          FOR               FOR
AND PLAN OF MERGER, DATED NOVEMBER 16, 2006, BY AND
AMONG CLEAR CHANNEL COMMUNICATIONS, INC., BT TRIPLE
CROWN MERGER CO., INC., B TRIPLE CROWN FINCO, LLC,
AND T TRIPLE CROWN FINCO, LLC, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: APPROVAL OF THE ADJOURNMENT OR                               ISSUER          YES          FOR               FOR
POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR
APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THEIR
ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL
MEETING TO APPROVE AND ADOPT THE AMENDED AGREEMENT
AND PLAN OF MERGER.

PROPOSAL #03: IN THE DISCRETION OF THE PROXY HOLDERS,                      ISSUER          YES        AGAINST           AGAINST
 ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE
THE SPECIAL MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLEVELAND-CLIFFS INC
  TICKER:                CLF             CUSIP:     185896107
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: CONTROL SHARE ACQUISITION PROPOSAL: A                        ISSUER          YES        AGAINST             FOR
RESOLUTION OF CLEVELAND- CLIFFS' SHAREHOLDERS
AUTHORIZING THE CONTROL SHARE ACQUISITION OF
CLEVELAND-CLIFFS COMMON SHARES PURSUANT TO THE
ACQUIRING PERSON STATEMENT OF HARBINGER CAPITAL
PARTNERS MASTER FUND I, LTD. AND HARBINGER CAPITAL
PARTNERS SPECIAL SITUATIONS FUND, L.P. DATED AUGUST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLEVELAND-CLIFFS INC
  TICKER:                CLF             CUSIP:     185896107
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: HARBINGER SHARE ACQUISITION PROPOSAL. A                    SHAREHOLDER       NO           N/A               N/A
 RESOLUTION OF CLEVELAND-CLIFFS' SHAREHOLDERS
AUTHORIZING THE CONTROL SHARE ACQUISITION OF
CLEVELAND-CLIFFS COMMON SHARES PURSUANT TO THE
ACQUIRING PERSON STATEMENT OF HARBINGER CAPITAL
PARTNERS MASTER FUND I, LTD. AND HARBINGER CAPITAL
PARTNERS SPECIAL SITUATIONS FUND, L.P. DATED AUGUST

PROPOSAL #02: AUTHORITY TO VOTE FOR ADJOURNMENT.                         SHAREHOLDER       NO           N/A               N/A
AUTHORIZATION TO VOTE FOR THE ADJOURNMENT OF THE
SPECIAL MEETING IF DEEMED DESIRABLE BY HARBINGER TO
ALLOW ADDITIONAL TIME FOR THE SOLICITATION OF PROXIES
 AND COMPLETION OF CERTIFICATIONS TO ASSURE A QUORUM
AND, IF POSSIBLE, A VOTE AT THE SPECIAL MEETING IN
FAVOR OF THE HARBINGER SHARE ACQUISITION PROPOSAL.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLICKS GROUP LIMITED
  TICKER:                N/A             CUSIP:     S5549H125
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #s.1: Amend Section 44 of the Companies Act                       ISSUER          YES          FOR               FOR
1973 (Act 61 of 1973) (Companies Act), the name of
the Company changed from New Clicks Holdings Limited
to Clicks Group Limited, with effect from the date of
 registration of this special resolution number I by
the Registrar of Companies and that the Memorandum of
 Association of the Company

PROPOSAL #s.2: Amend by the insertion of Article 141                       ISSUER          YES          FOR               FOR
after existing Article 140 of the Articles of
Association of the Company

PROPOSAL #s.3: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company as specified

PROPOSAL #s.4: Authorize the Directors as a specific                       ISSUER          YES          FOR               FOR
approval in terms of Section 85 of the Companies Act,
 as amended and in terms of the Listings Requirements
 of the JSE, to approve and implement the repurchase,
 at the offer price [being the volume weighted
average traded price of the company's ordinary shares
 on the JSE over the 5 trading days commencing on
Monday, 18 MAY 2009, and ending on Friday, 22 MAY
2009 plus a 5% premium thereon] of the New Clicks
shares of those odd lot holders who elect, pursuant
to the odd lot offer [the details of which are
contained in this circular to shareholders dated
Monday, 4 MAY 2009], to sell their odd lot holding to
 the Company or who do not make an election, and
which ordinary shares will be cancelled as issued
shares delisted and restored to the status of

PROPOSAL #s.5: Authorize the Directors a specific                          ISSUER          YES          FOR               FOR
approval in terms of 5.67 of the Listings
Requirements of the JSE, to approve and implement the
 allotment and issue for cash of a maximum of 700 000
 of the authorized but unissued shares in the capital
 of the Company to New Clicks South Africa Limited,
in 1 or more tranches, prior to the next AGM of the
Company, for a subscription consideration of ZAR 0.0l
 and a premium thereon of ZAR 356.99 each, and on the
 terms as contained in the circular to shareholders
dated Monday 04 MAY 2009, (the Specific Issuance)
subject to the Companies Act and the Articles of
Association of the Company and the Listings
Requirements of the JSE as presently constituted and
as they may be amended from time to time; the
specific issuance is a specific repurchase of
securities as contemplated by 5.67 of the Listings

PROPOSAL #o.1: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to empowered, to make and implement an odd lot o to
shareholders holding less than 100 ordinary shares in
 the Company on Friday, 26 JUN 2009 according to the
terms and conditions of an odd lot offer contained in
 the circular to shareholders dated Monday, 04 MAY
2009 which has been approved by the JSE

PROPOSAL #o.2: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 by way of a specific authority to issue for cash of
a maximum of 700 000 (seven hundred thousand)
authorized, but unissued shares in the capital of the
 Company to New Clicks South Africa (Ety) Limited for
 a subscription consideration of ZAR 0.01 (one cent)
and a premium thereon of ZAR 356.99 each, to be
issued and allotted by the Directors in 1 or more
tranches, prior to the next AGM of the Company,
subject to the Companies Act, the Articles of
Association of the Company and the Listings
Requirements of the JSE as presently constituted and
as they may be amended from time to time

PROPOSAL #o.3: Authorize the Director or Officer of                        ISSUER          YES          FOR               FOR
the Company to take all such steps and sign all such
documents as are necessary to give effect to the
resolutions passed at this general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLOPLAST A/S, HUMLEBAEK
  TICKER:                N/A             CUSIP:     K16018184
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report on the                         ISSUER          YES          FOR               FOR
activities of the Company in the past FY

PROPOSAL #2.: Receive and adopt the audited annual                         ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Approve the distribution of the profit                       ISSUER          YES          FOR               FOR
according to the adopted annual report

PROPOSAL #4.a: Amend the Articles 3(1) and 4 B(1) of                       ISSUER          YES          FOR               FOR
the Company's Articles of Association as specified

PROPOSAL #4.b: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital by a nominal amount of DKK 5 million of the
Company's holding of treasury shares and to cancel
these own shares, as specified; and amend, upon the
approval of the reduction of the Company's share
capital, Article 3(1) of the Articles of Association,
 as specified

PROPOSAL #4.c: Approve the specified general                               ISSUER          YES          FOR               FOR
guidelines for the Company's remuneration of the
Members of the Board of Directors and the Executive
Management

PROPOSAL #4.d: Authorize the Company's Board of                            ISSUER          YES          FOR               FOR
Directors to allow the Company to acquire treasury
shares representing up to 10% of the share capital of
 the Company pursuant to the provisions of Section 48
 of the Danish Companies Act, the highest and lowest
amount to be paid for the shares is the price
applicable at the time of purchase +/- 10%;
[Authority expires at the AGM in 2009]

PROPOSAL #5.: Re-elect Messrs. Michael Pram                                ISSUER          YES          FOR               FOR
Rasmussen, Niels Peter Louis-Hansen, Sven Hakan
Bjorklund, Per Magid, Attorney, Torsten E. Rasmussen,
 Jorgen Tang-Jensen and Ms. Ingrid Wiik as the

PROPOSAL #6.: Re-elect PricewaterhouseCoopers                              ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab as the
Company's Auditor

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMMUNITY HEALTH SYSTEMS, INC.
  TICKER:                CYH             CUSIP:     203668108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF CLASS III DIRECTOR: JOHN A.                      ISSUER          YES          FOR               FOR
 CLERICO

PROPOSAL #1B: ELECTION OF CLASS III DIRECTOR: JULIA                        ISSUER          YES          FOR               FOR
B. NORTH

PROPOSAL #1C: ELECTION OF CLASS III DIRECTOR: WAYNE                        ISSUER          YES          FOR               FOR
T. SMITH

PROPOSAL #1D: ELECTION OF CLASS II DIRECTOR: JAMES S.                      ISSUER          YES          FOR               FOR
 ELY III

PROPOSAL #02: PROPOSAL TO APPROVE THE 2000 STOCK                           ISSUER          YES          FOR               FOR
OPTION AND AWARD PLAN, AMENDED AND RESTATED AS OF
MARCH 24, 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE 2004 EMPLOYEE                        ISSUER          YES          FOR               FOR
PERFORMANCE INCENTIVE PLAN, AMENDED AND RESTATED AS
OF MARCH 24, 2009.

PROPOSAL #04: PROPOSAL TO APPROVE THE 2009 STOCK                           ISSUER          YES          FOR               FOR
OPTION AND AWARD PLAN, ADOPTED AS OF MARCH 24, 2009.

PROPOSAL #05: PROPOSAL TO RATIFY THE SELECTION OF                          ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31,
2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAGNIE DE SAINT-GOBAIN SA, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F80343100
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and distribution of dividends

PROPOSAL #O.4: Approve the option for payment of                           ISSUER          YES          FOR               FOR
dividends in shares

PROPOSAL #O.5: Approve the two agreements concluded                        ISSUER          YES          FOR               FOR
between the COMPAGNIE DE SAINT-GOBAIN and BNP PARIBAS
 referred to in Article L.225-38 of the Commercial

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase the Company's shares

PROPOSAL #O.7: Appoint Mr. Gilles Schnepp as a Board                       ISSUER          YES        AGAINST           AGAINST
Member to replace Mr. Gianpaolo Caccini

PROPOSAL #O.8: Approve the renewal of Mr. Gerhard                          ISSUER          YES        AGAINST           AGAINST
Cromme's mandate as a Board Member

PROPOSAL #O.9: Approve the renewal of Mr. Jean-Martin                      ISSUER          YES          FOR               FOR
 Folz's mandate as a Board Member

PROPOSAL #O.10: Approve the renewal of Mr. Michel                          ISSUER          YES        AGAINST           AGAINST
Pebereau's mandate as a Board Member

PROPOSAL #O.11: Approve the renewal of Mr. Jean-Cyril                      ISSUER          YES          FOR               FOR
 Spinetta's mandate as a Board Member

PROPOSAL #O.12: Ratify of the appointment of Mr.                           ISSUER          YES        AGAINST           AGAINST
Frederic LEMOINE

PROPOSAL #E.13: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to increase the
share capital by issuing, with maintenance of
preferential subscription rights, shares, and/or any
warrants giving access to the Company's capital or
subsidiaries, for a maximum nominal amount of EUR 780
 millions (shares) and 3 billion of Euros (warrants
representing debt), with charging on these amounts on
 those established in the 14th and 17th resolutions

PROPOSAL #E.14: Approve the renewal of the powers                          ISSUER          YES        AGAINST           AGAINST
delegated to the Board of Directors to increase the
share capital  by issuing, with cancellation of
preferential subscription rights but with the
priority period for shareholders, shares and/or any
warrants giving access to the Company's capital or
subsidiaries, or Company's shares which would give
the right to issue warrants if appropriate by the
subsidiaries, for a maximum nominal amount of EUR 295
 millions (shares) and one and a half billion of
Euros (warrants representing debt), these amounts
will be charged respectively with those attached to
the thirteenth resolution

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of excess demand during the execution of
increases of the share capital without preferential
subscription rights, in the legal limit of 15% of
initial issues and in the limit of the caps
corresponding to the 14th resolution

PROPOSAL #E.16: Approve the renewal of the                                 ISSUER          YES          FOR               FOR
authorization for the Board of Directors to increase
the share capital within the limit of 10% to
remunerate contributions in kind consisting of equity
 securities or warrants giving access to capital, the
 amounts of increase of capital and warrants to be
issued will be charged on the caps corresponding to
the 14th resolution

PROPOSAL #E.17: Approve the renewal of the                                 ISSUER          YES          FOR               FOR
authorization for the Board of Directors to increase
the share capital by incorporation of premiums,
reserves, profits or others, for a maximum nominal
amount of EUR 95 millions, that amount will be
charged on the established on the 13th resolution for

PROPOSAL #E.18: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to issue
equity securities reserved for members of a Savings
Plan of the Group for a maximum nominal amount of EUR
 95 millions

PROPOSAL #E.19: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to grant
options to purchase or subscribe for shares, in the
limit of 3% of the share capital, the limit of 3% is
an overall cap for this resolution and for the 20th
resolution

PROPOSAL #E.20: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to freely
allocate existing shares or to be issued, within the
limit of 1% of the share capital, that cap will be
charged on the established on the 19th resolution
which is an overall cap for these 2 resolutions

PROPOSAL #E.21: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to cancel if
necessary up to 10% of the Company's shares

PROPOSAL #E.22: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to issue shares
subscription warrants during a public offer on the
Company's securities, within the limit of a capital
increase of a maximum nominal amount of EUR 490
millions

PROPOSAL #E.23: Grant powers to the execution of                           ISSUER          YES          FOR               FOR
decisions of the Assembly and for the formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAL ELECTRONICS INC
  TICKER:                N/A             CUSIP:     Y16907100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and capital
reserves, proposed stock dividend: 2 for 1,000 shares
 held, proposed bonus issue: 3 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B81.1: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Hsiung/Shareholder No: 23 as a Director

PROPOSAL #B81.2: Elect Mr. Medica John                                     ISSUER          YES        AGAINST           AGAINST
Kevin/Shareholder No: 562334 as a Director

PROPOSAL #B81.3: Elect Mr. Chen, Jui-                                      ISSUER          YES        AGAINST           AGAINST
Tsung/Shareholder No: 83 as a Director

PROPOSAL #B81.4: Elect Mr. Hsu, Wen-Being/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 15 as a Director

PROPOSAL #B81.5: Elect Mr. Shen, Wen-                                      ISSUER          YES        AGAINST           AGAINST
Chung/Shareholder No: 19173 as a Director

PROPOSAL #B81.6: Elect Mr. Lin, Kuang-Nan/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 57 as a Director

PROPOSAL #B81.7: Elect Kinpo Electronics,                                  ISSUER          YES        AGAINST           AGAINST
Inc./Shareholder No: 85 as a Director

PROPOSAL #B81.8: Elect Mr. Chang, Yung-                                    ISSUER          YES        AGAINST           AGAINST
Ching/Shareholder No: 2024 as a Director

PROPOSAL #B81.9: Elect Mr. Wong, Chung-                                    ISSUER          YES        AGAINST           AGAINST
Pin/Shareholder No: 1357 as a Director

PROPOSAL #B8110: Elect Mr. Kung, Shao-Tsu/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 2028 as a Director

PROPOSAL #B8111: Elect Mr. Hsu, Chiung-                                    ISSUER          YES        AGAINST           AGAINST
Chi/Shareholder No: 91 as a Director

PROPOSAL #B8112: Elect Mr. Wea, Chi-Lin/Id No:                             ISSUER          YES        AGAINST           AGAINST
J100196868 as a Director

PROPOSAL #B82.1: Elect Mr. Ko, Charng-                                     ISSUER          YES        AGAINST           AGAINST
Chyi/Shareholder No: 55 as a Supervisor

PROPOSAL #B82.2: Elect Mr. Chou, Yen-Chia/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 60 as a Supervisor

PROPOSAL #B82.3: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Chieh/Shareholder No: 3 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.10: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Member of the Board of                             ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the codec option number                               ISSUER          YES          FOR               FOR
200.2008, which deals with the annual leave of the
Executive officers of the Companies controlled by the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA
  TICKER:                N/A             CUSIP:     P8228H104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to take cognizance of the                            ISSUER          YES        AGAINST           AGAINST
accounts of the Administrators and financial
statements accompanied by the opinions of the finance
 committee and External Auditors, relating to the
2008 FY, in accordance with the report of the
Administration, the balance sheet and corresponding
explanatory notes

PROPOSAL #II.: Approve the destination of the YE                           ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #III.: Elect the Members of the Finance                           ISSUER          YES        AGAINST           AGAINST
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO AMEND ARTICLE 1 OF VALE'S BY-LAWS IN                      ISSUER          YES          FOR               FOR
 ORDER TO REPLACE THE ACRONYM CVRD FOR VALE IN
ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #06: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                            ISSUER          YES          FOR               FOR
REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                             ISSUER          YES        AGAINST           AGAINST
PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE
INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES       WITHHOLD           AGAINST
BOARD OF DIRECTORS V

PROPOSAL #O1D: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
FISCAL COUNCIL

PROPOSAL #O1E: ESTABLISHMENT OF THE REMUNERATION OF                        ISSUER          YES          FOR               FOR
THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: TO CHANGE THE LEGAL NAME OF THE                             ISSUER          YES          FOR               FOR
COMPANY TO VALE S.A., WITH THE CONSEQUENT AMENDMENT
OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
 NEW GLOBAL BRAND UNIFICATION

PROPOSAL #E2B: TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS                       ISSUER          YES          FOR               FOR
TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD
 OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND
AUGUST 05, 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPASS GROUP PLC, CHERTSEY SURREY
  TICKER:                N/A             CUSIP:     G23296182
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' annual                      ISSUER          YES          FOR               FOR
 report and accounts and the Auditors' report thereon

PROPOSAL #2.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Mr. Tim Parker as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Richard Cousins as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Andrew Martin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR
[Section 80]

PROPOSAL #S.10: Grant authority to allot shares for                        ISSUER          YES          FOR               FOR
cash [Section 89]

PROPOSAL #S.11: Grant authority to purchase shares                         ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the donations to EU political                       ISSUER          YES          FOR               FOR
organizations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONOCOPHILLIPS
  TICKER:                COP             CUSIP:     20825C104
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD L.                             ISSUER          YES          FOR               FOR
ARMITAGE
PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H.                             ISSUER          YES          FOR               FOR
AUCHINLECK

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES E.                               ISSUER          YES          FOR               FOR
COPELAND, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: KENNETH M.                             ISSUER          YES          FOR               FOR
DUBERSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: RUTH R. HARKIN                         ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HAROLD W. MCGRAW                       ISSUER          YES          FOR               FOR
III

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES J. MULVA                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: HARALD J. NORVIK                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM K. REILLY                      ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: BOBBY S. SHACKOULS                     ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: VICTORIA J.                            ISSUER          YES          FOR               FOR
TSCHINKEL

PROPOSAL #1L: ELECTION OF DIRECTOR: KATHRYN C. TURNER                      ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: WILLIAM E. WADE,                       ISSUER          YES          FOR               FOR
JR.

PROPOSAL #02: PROPOSAL TO RATIFY APPOINTMENT OF ERNST                      ISSUER          YES          FOR               FOR
 & YOUNG LLP AS CONOCOPHILLIPS' INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: PROPOSAL TO APPROVE 2009 OMNIBUS STOCK                       ISSUER          YES          FOR               FOR
AND PERFORMANCE INCENTIVE PLAN.

PROPOSAL #04: UNIVERSAL HEALTH CARE PRINCIPLES.                          SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #05: ADVISORY VOTE ON EXECUTIVE COMPENSATION.                   SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: POLITICAL CONTRIBUTIONS.                                   SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #07: GREENHOUSE GAS REDUCTION.                                  SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #08: OIL SANDS DRILLING.                                        SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #09: DIRECTOR QUALIFICATIONS.                                   SHAREHOLDER       YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONSECO, INC.
  TICKER:                CNO             CUSIP:     208464883
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DONNA A. JAMES                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEBRA J. PERRY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C. JAMES PRIEUR                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PHILIP R. ROBERTS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL T. TOKARZ                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. GLENN HILLIARD                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NEAL C. SCHNEIDER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN G. TURNER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOREEN A WRIGHT                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE SECTION 382 SHAREHOLDER                      ISSUER          YES          FOR               FOR
 RIGHTS PLAN.

PROPOSAL #03: APPROVAL OF THE AMENDED AND RESTATED                         ISSUER          YES          FOR               FOR
LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM OF CONSECO FOR THE FISCAL YEAR
 ENDING DECEMBER 31, 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONSECO, INC.
  TICKER:                CNO             CUSIP:     208464883
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROGER KEITH LONG                                   SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM DONNA A JAMES                               SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM DEBRA J PERRY                               SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM C JAMES PRIEUR                              SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM MICHAEL T TOKARZ                            SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM R GLENN HILLIARD                            SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM NEAL C SCHNEIDER                            SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM JOHN G TURNER                               SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM DOREEN A WRIGHT                             SHAREHOLDER       NO           N/A               N/A

PROPOSAL #02: APPROVAL OF THE SECTION 382 SHAREHOLDER                    SHAREHOLDER       NO           N/A               N/A
 RIGHTS PLAN.

PROPOSAL #03: APPROVAL OF THE AMENDED AND RESTATED                       SHAREHOLDER       NO           N/A               N/A
LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                         SHAREHOLDER       NO           N/A               N/A
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM OF CONSECO FOR THE FISCAL YEAR
 ENDING DECEMBER 31, 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CORNING INCORPORATED
  TICKER:                GLW             CUSIP:     219350105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES B. FLAWS                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES R. HOUGHTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES J. O'CONNOR                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEBORAH D. RIEMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK S. WRIGHTON                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS CORNING'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR
ENDING DECEMBER 31, 2009.

PROPOSAL #03: SHAREHOLDER PROPOSAL REGARDING A                           SHAREHOLDER       YES        AGAINST             FOR
DIRECTOR ELECTION MAJORITY VOTE STANDARD.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO THE                       SHAREHOLDER       YES          FOR             AGAINST
ELECTION OF EACH DIRECTOR ANNUALLY.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSTCO WHOLESALE CORPORATION
  TICKER:                COST            CUSIP:     22160K105
  MEETING DATE:          1/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES D. SINEGAL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY H. BROTMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD A. GALANTI                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DANIEL J. EVANS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY S. RAIKES                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                                 ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT AGRICOLE SA, PARIS
  TICKER:                N/A             CUSIP:     F22797108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented, and
the expenses and charges that were not Tax deductible
 of EUR 157,353.00 with a corresponding Tax of EUR
54,177.00

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY of EUR 248,598,945.42, be appropriated as: it
resolves to fund to the legal reserve: EUR
12,429,947.27, it notes that the distributable
income, after the allocation to the legal reserve and
 due to the positive balance on retained earnings of
EUR 5,133,758,198.11, amounts to EUR
5,369,927,196.26, the dividends are of EUR
1,001,854,123.20, the retained earnings will show a
new amount of EUR 4,368,073,073.06; the shareholders
will receive a net dividend of EUR 0.45 per share,
and will entitle to the 40% deduction provided by the
 French Tax Code; this dividend will be paid on 23
JUN 2009; in the event that the Company holds some of
 its own shares on the day the dividend is paid, the
amount of the unpaid dividend on such shares shall be
 allocated to the retained earnings account; and
authorize the Board of Directors to proceed with this
 registration; as required by law, it is reminded
that, for the last 3 FY, the dividends paid, were as:
 EUR 0.94 for FY 2005, entitled to the 40% deduction,
 EUR 1.15 for FY 2006, entitled to the 40% deduction,
 EUR 1.20 for FY 2007, entitled to the 40% deduction

PROPOSAL #O.4: Approve to decide to grant to each                          ISSUER          YES          FOR               FOR
shareholder an option granting the right to receive
the dividend payment in cash or in shares, as per the
 conditions: this option will be effective from 27
MAY 2009 to 11 JUN 2009; after, the shareholders will
 receive the dividend payment in cash as from 23 JUN
2009; if the dividend amount does not correspond to
an integer of shares, the shareholder will receive
the immediately lower number of shares with a
balancing cash adjustment; the new shares will be
created with dividend rights as of 01 JAN 2009

PROPOSAL #O.5: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L.225-38
ET sequence of the French Commercial Code, the said
report and the agreements referred to therein

PROPOSAL #O.6: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Georges Pauget, General
Manager

PROPOSAL #O.7: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Yves Hocher, Deputy
General Manager

PROPOSAL #O.8: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jacques Lenormand, Deputy
 General Manager

PROPOSAL #O.9: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Frederic De Leusse,
Deputy General Manager

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
the Mr. Sas Rue La Boe Tie as a Director for a 3-year
 period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Gerard Cazals as a Director for a 3-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Noel Dupuy as a Director for a 3-year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mrs. Carole Giraud as a Director for a 3-year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Dominique Lefebvre as a Director for a 3-year
period

PROPOSAL #O.15: Approve the appointment of Mr.                             ISSUER          YES        AGAINST           AGAINST
Patrick Clavelou as a Director, to replace Mr.
Bernard Mary, for the remainder of Mr. Bernard Mary's
 term of office, i.e. until the shareholders' meeting
 called to approve the financial statements for the
FYE 31 DEC 2008

PROPOSAL #O.16: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Patrick Clavelou as a Director for a 3-year period

PROPOSAL #O.17: Appoint the Director, to replace Mr.                       ISSUER          YES          FOR               FOR
Philippe Camus, for the remainder of Mr. Philippe
Camus' term of office, i.e. until the shareholders'
meeting called to approve the financial statements
for the FYE 31 DEC 2010

PROPOSAL #O.18: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 950,000.00 to the Members of the Board of

PROPOSAL #O.19: Authorizes the Board of Directors to                       ISSUER          YES          FOR               FOR
buy the Company's ordinary shares on the stock
market, subject to the conditions: maximum purchase
price: EUR 15.00, maximum number of shares to be
acquired: 10% of the total number of ordinary shares,
 maximum funds invested in the share buybacks: EUR
2,000,000,010.00, which represents 133,333,334
ordinary shares; the number of shares acquired by the
 Company with a view to their retention or their
subsequent delivery in payment or exchange as part of
 a merger, divestment or capital contribution cannot
exceed 5% of the ordinary shares in the Company;
[Authority expires after 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of may 21, 2008

PROPOSAL #O.20: Authorize to repurchase up to 10% of                       ISSUER          YES        AGAINST           AGAINST
preference share capital, subject to approval of Item
 23, 24, 36, or 37

PROPOSAL #E.21: Amend the Article 10.2 of Bylaws re:                       ISSUER          YES          FOR               FOR
maximum number of terms for the Directors

PROPOSAL #E.22: Authorize the new class of preferred                       ISSUER          YES        AGAINST           AGAINST
stock and amend Bylaws accordingly, subject to
approval of Item 23, 24, 36, or 37

PROPOSAL #E.23: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock with preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.24: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock without preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.26: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities with preemptive rights up to
 aggregate nominal amount of EUR 3.3 billion

PROPOSAL #E.27: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities without preemptive rights up
 to aggregate nominal amount of EUR 1 billion

PROPOSAL #E.28: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.29: Authorize the capital increase of up                       ISSUER          YES          FOR               FOR
to 10% of issued capital for future acquisitions

PROPOSAL #E.30: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price for 10% of issued capital pursuant to issuance
authority without preemptive rights

PROPOSAL #E.31: Approve to set Global Limit for                            ISSUER          YES        AGAINST           AGAINST
capital increase to result from issuance requests
under Items 23 through 30 at EUR 5.5 billion

PROPOSAL #E.32: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt up to an aggregate amount of
EUR 5 billion

PROPOSAL #E.33: Authorize the capitalization of                            ISSUER          YES          FOR               FOR
reserves of up to EUR 1 billion for bonus issue or
increase in par value

PROPOSAL #E.34: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.35: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for international employees

PROPOSAL #E.36: Approve the Employee Preferred Stock                       ISSUER          YES        AGAINST           AGAINST
Purchase Plan, subject to approval of Item 22

PROPOSAL #E.37: Approve Employee Preferred Stock                           ISSUER          YES        AGAINST           AGAINST
Purchase Plan for International Employees, Subject to
 approval of Item 22

PROPOSAL #E.38: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.39: Approve the reduction in share                             ISSUER          YES        AGAINST           AGAINST
capital via cancellation of repurchased preference

PROPOSAL #E.40: Authorize the filing of required                           ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT SUISSE GROUP
  TICKER:                N/A             CUSIP:     H3698D419
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,                          ISSUER          NO           N/A               N/A
parent company's 2008 financial statements, Group's
2008 consolidated financial statements and the
remuneration report.

PROPOSAL #1.2: Consultative vote on the remuneration                       ISSUER          YES          FOR               FOR
report.

PROPOSAL #1.3: Approval of the annual report, parent                       ISSUER          YES          FOR               FOR
company's 2008 financial statements and Group's 2008
consolidated financial statements.

PROPOSAL #2: Discharge of the acts of the Members of                       ISSUER          YES          FOR               FOR
the Board of Directors and the Executive Board.

PROPOSAL #3: Appropriation of retained earnings.                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Increasing conditional capital for                          ISSUER          YES          FOR               FOR
convertible and warrant bonds.

PROPOSAL #4.2: Renewing and increasing authorized                          ISSUER          YES          FOR               FOR
capital.

PROPOSAL #5.1: Group's Independent auditor.                                ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Presence quorum for Board of                                ISSUER          YES          FOR               FOR
Directors' resolutions.

PROPOSAL #5.3: Deletion of provisions concerning                           ISSUER          YES          FOR               FOR
contributions in kind.

PROPOSAL #6.1.1: Re-elect Hans-Ulrich Doerig as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.2: Re-elect Walter B. Kielholz as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.3: Re-elect Richard E. Thornburgh as                         ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.4: Elect Andreas Koopmann as Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.1.5: Elect Urs Rohner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.1.6: Elect John Tiner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Election of the independent auditors.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.3: Election of special auditors.                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CRH PLC
  TICKER:                N/A             CUSIP:     G25508105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statement and                          ISSUER          YES          FOR               FOR
report of Directors and the Auditors

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. W.P. Egan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. J.M. De Jong as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. M. Lee as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Re-elect Mr. G.A. Culpepper as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.e: Re-elect Mr. A. Manifold as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.f: Re-elect Mr. W.I. O'mahony as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.g: Re-elect Mr. M.S. Towe as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #6.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the disapplication of pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #8.: Grant authority to purchase own                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #9.: Amend the Articles of Association re                         ISSUER          YES          FOR               FOR
Treasury Shares

PROPOSAL #10.: Grant authority to re-issue Treasury                        ISSUER          YES          FOR               FOR
Shares

PROPOSAL #11.: Grant authority to allot shares in                          ISSUER          YES          FOR               FOR
lieu of cash dividends

PROPOSAL #12.: Approve the notice period for EGM                           ISSUER          YES          FOR               FOR

PROPOSAL #13.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CVB FINANCIAL CORP.
  TICKER:                CVBF            CUSIP:     126600105
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE A. BORBA                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN A. BORBA                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RONALD O. KRUSE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.M. JACOBY, C.P.A.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHRISTOPHER D. MYERS                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES C. SELEY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SAN E. VACCARO                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D. LINN WILEY                                        ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG,                         ISSUER          YES          FOR               FOR
LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF
CVB FINANCIAL CORP. FOR THE YEAR ENDING DECEMBER 31,

PROPOSAL #03: ADVISORY VOTE TO APPROVE COMPENSATION                        ISSUER          YES          FOR               FOR
OF NAMED EXECUTIVE OFFICERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAI NIPPON PRINTING CO.,LTD.
  TICKER:                N/A             CUSIP:     J10584100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAILY MAIL & GENERAL TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G26236128
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive the Directors' report, the                        ISSUER          NO           N/A               N/A
accounts and the Auditors' report for the FYE 28 SEP
2008

PROPOSAL #2.: To approve the remuneration report for                       ISSUER          NO           N/A               N/A
the FYE 28 SEP 2008

PROPOSAL #3.: To declare a final dividend on the                           ISSUER          NO           N/A               N/A
ordinary and 'A' ordinary non-voting shares

PROPOSAL #4.: To re-elect Mr. Fallon as a Director                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: To re-elect Mr. Balsemao as a Director                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: To confirm the appointment of Mr.                            ISSUER          NO           N/A               N/A
Morgan as a Director

PROPOSAL #7.: To re-appoint Deloitte LLP as the                            ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #8.: To authorize the Directors to determine                      ISSUER          NO           N/A               N/A
 the Auditors remuneration

PROPOSAL #S.9: That the Company be and is hereby                           ISSUER          NO           N/A               N/A
generally and unconditionally authorized to make
market purchases (within the meaning of Section
163[3] of the Companies Act 1985 [as amended] on the
London Stock Exchange of up to: a] an aggregate of
1,988,000 Ordinary shares of 12  pence each in its
share capital at not more than the lower of 5% above
the average of the middle market quotation taken from
 the London Stock Exchange Daily Official List for
the 5 business days immediately preceding the date of
 purchase and GBP 18.75 per share and at not less
than 12  pence per share [in each case exclusive of
expenses]; b] and that the authority conferred by
this resolution shall expire on the date of the AGM
next held after the passing of this resolution
[except in relation to the purchase of shares the
contract for which was concluded before such date and
 which would or might be executed wholly or partly
after such date]; c] and that upon the passing of
this resolution, the resolution passed as Resolution
14 at the AGM on 06 FEB 2008 shall be of no further

PROPOSAL #S.10: That the Company be and is hereby                          ISSUER          NO           N/A               N/A
generally and unconditionally authorized to make
market purchases [within the meaning of Section
163[3] of the Companies Act 1985 [as amended] on the
London Stock Exchange of up to: a] an aggregate of
37,269,000 'A' ordinary non-voting shares of 12
pence each in its share capital at not more than the
lower of 5% above the average of the middle market
quotation taken from the London Stock Exchange Daily
Official List for the 5 business days immediately
preceding the date of purchase and GBP 18.75 per
share and at not less than 12  pence per share [in
each case exclusive of expenses]; b] and that the
authority conferred by this resolution shall expire
on the date of the AGM next held after the passing of
 this resolution [except in relation to the purchase
of shares the contract for which was concluded before
 such date and which would or might be executed
wholly or partly after such date]; c] and that upon
the passing of this resolution, the resolution passed
 as Resolution 15 at the AGM on 06 FEB 2008 shall be
of no further force or effect

PROPOSAL #11.: That the authority conferred on the                         ISSUER          NO           N/A               N/A
Directors by Article 7.1 of the Company's Articles of
 Association be renewed for a period expiring at the
next AGM of the Company after the date on which this
resolution is passed or on 11 MAY 2010 whichever is
the earlier, and for that period the Section 80
amount shall be GBP 1,927,110

PROPOSAL #S.12: That, subject to the passing of the                        ISSUER          NO           N/A               N/A
Resolution numbered 11, the Directors be authorized
to allot securities for cash in accordance with the
power conferred on the Directors by (i) Article 7.2
of the Company's Articles of Association and to sell
treasury shares for cash, for a period expiring at
the end of the next AGM of the Company after the date
 on which this resolution is passed or on 11 MAY
2010, whichever is the earlier, and for that period
the Section 89 amount is GBP 1,927,110

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIMLER AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1668R123
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 556,464,360.60 as
follows: payment of a dividend of EUR 0.60 per no-par
 share ex-dividend and payable date:09 APR 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          YES          FOR               FOR
 and the 2009 interim reports: KPMG AG, Berlin

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Company shall be authorized to acquire own shares of
 up to 10% of the Company's share capital through the
 Stock Exchange at prices not deviating more than 5%
from the market price of the shares or by way of a
public repurchase offer at prices not deviating more
than 10% from the market price of the shares, on or
before 08 OCT 2010, the Company shall be authorized
to use the shares in connection with Mergers and
Acquisitions, to offer the shares to Executive
Members of the Company or its affiliates within the
scope of the Stock Option Plan adopted by the general
 meeting on 19 APR 2000, to use the shares as
employee shares for employees of the Company or its
affiliates or in so far as option or conversion
rights are exercised, and to retire the shares, in
these cases, share holders subscription rights shall

PROPOSAL #7.: Approval of the use of derivatives                           ISSUER          YES          FOR               FOR
[call and put options] for the purpose of acquiring
own shares as per item 6

PROPOSAL #8.1.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Gerard Kleisterlee

PROPOSAL #8.2.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Manfred Schneider

PROPOSAL #8.3.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Lloyd G Trotter

PROPOSAL #8.4.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Bernhard Walter

PROPOSAL #8.5.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Lynton R Wilson

PROPOSAL #9.: Approval of the control and Profit                           ISSUER          YES          FOR               FOR
Transfer Agreement with the Company's wholly owned
subsidiary Evobus GMBH, effective retroactively from
01 JAN of the FY in which the resolution is entered
into the commercial register, with duration of at
least 5 years

PROPOSAL #10.: Amendment to Section 16(1) of the Art                       ISSUER          YES          FOR               FOR
of Association in accordance with the implementation
of the Shareholders Rights Act [ARUG], in respect of
the right of attendance and voting at shareholders
meetings being contingent upon shareholders being
registered in the Company's share register and
registering with the Company by the fourth day before
 the meeting not counting the day of the assembly,
the amendment shall only be entered in the commercial
 register if and when the ARUG comes into effect

PROPOSAL #11.: Creation of a new authorized capital                        ISSUER          YES          FOR               FOR
the existing authorized capital I and II shall be
revoked, the Board of Managing Directors shall be
authorized to increase the Company's share capital by
 up to EUR 1,000,000,000 through the issue of
registered no-par shares against payment in cash or
kind shareholders shall be granted subscription
rights except for residual amounts, Mergers and
Acquisitions, the satisfaction of option and
conversion rights, a capital increase against payment
 in cash for up to 10% of the Company's share capital
 if the shares are sold at a price not materially
below the market price of the shares, the Board of
Managing Directors shall limit the exclusion of
shareholders subscription rights to 20% of the
Company's share capital. correspondence amendment to
Section 3(2) of the Art of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAINIPPON SUMITOMO PHARMA CO.,LTD.
  TICKER:                N/A             CUSIP:     J10542116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAITO TRUST CONSTRUCTION CO.,LTD.
  TICKER:                N/A             CUSIP:     J11151107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Modification of resolution of Proposal                       ISSUER          YES          FOR               FOR
7 (Issuance of stock acquisition rights to persons
other than shareholders with particularly favorable
conditions) at the 30th Ordinary General Meeting of
Shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANSKE BANK AS
  TICKER:                N/A             CUSIP:     K22272114
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the allocation of profits or                         ISSUER          YES        ABSTAIN           AGAINST
cover of losses as stated in the adopted annual report

PROPOSAL #B.1: Amend the election period of the                            ISSUER          YES        ABSTAIN           AGAINST
Directors elected by the shareholders in general
meeting [see Article 15.2 of the Articles of
Association] to 1 year, as specified

PROPOSAL #B.2: Re-elect, if Resolution B.1 is                              ISSUER          YES        ABSTAIN           AGAINST
adopted, Messrs. Alf Duch-Pedersen, Eivind Kolding,
Partner of the firm A.P. Meller, Henning
Christophersen, Partner at Kreab Brussels,Peter
Hojland, Mats Jansson, CEO of SAS AB, Niels Chr.
Nielsen, Professor of economics Majken Schultz,
Professor of organization Sten Scheibye, Claus
Vastrup, Professor of economics Birgit Aagaard-
Svendsen, Executive Vice President and CEO of J.

PROPOSAL #B.3: Approve, if Resolution B.1 is not                           ISSUER          YES        ABSTAIN           AGAINST
adopted, that Messrs. Eivind Kolding, Peter Hojland,
Niels Chr. Nielsen, Majken Schultz will retire from
the Board of Directors in accordance with Article 15
of the Articles of Association; re-elect Messrs.
Eivind Kolding, Peter Hojland, Niels Chr. Nielsen and
 Majken Schultz as the Directors

PROPOSAL #B.4: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Approve that the Banks Board of Directors
must resign immediately under reference to Article 2
of the Articles of Association; what the Bank has
agreed to in respect of the bank package has nothing
to do with conducting banking business, and the Board
 of Directors has therefore failed to comply with the
 Articles of Association

PROPOSAL #C.: Re-appoint Grant Thornton,                                   ISSUER          YES        ABSTAIN           AGAINST
Statsautoriseret Revisionsaktieselskab and KPMG
Statsautoriseret Revisionspartnerselskab as the
External Auditors

PROPOSAL #D.: Authorize the Board of Directors, until                      ISSUER          YES        ABSTAIN           AGAINST
 the next AGM, to allow Danske Bank to acquire its
own shares by way of ownership or pledge up to an
aggregate nominal value of 10% of the Banks share
capital in accordance with Section 48 of the Danish
Companies Act; if shares are acquired in ownership,
the purchase price may not deviate by more than 10%
from the price quoted at the time of acquisition

PROPOSAL #E.: Approve the specified general                                ISSUER          YES        ABSTAIN           AGAINST
guidelines for incentive pay to the Board of
Directors and the Executive Board

PROPOSAL #F.: Authorize the Board of Directors to                          ISSUER          YES        ABSTAIN           AGAINST
allow the Bank, until 31 DEC 2009, to obtain a loan
in the form of hybrid core capital up to a total
amount equal to 35% of Danske Banks core capital,
including hybrid core capital, under the Danish Act
on State-Funded Capital Injections into Credit
Institutions; such a loan will be a subordinated
bullet loan with no maturity date as specified in the
 Danish Financial Business Act and may be obtained by
 issuing bonds or other instruments of debt entitling
 the lender to interest at a rate which depends in
full or in part on the dividend payable on the Banks
shares; the loan will not confer any right on the
Banks shareholders in respect of pro rata subscription

PROPOSAL #G: Amend the Article 7.2 of the Banks                            ISSUER          YES        ABSTAIN           AGAINST
Articles of Association as specified and approve to
insert a new Article 7.3 in the Banks Articles of
Association as specified

PROPOSAL #H.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 1 of the Articles of
Association as specified

PROPOSAL #H.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 15 of the Articles of
Association as specified

PROPOSAL #H.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 18 of the Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANSKE BANK AS, COPENHAGEN
  TICKER:                N/A             CUSIP:     K22272114
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Amend Article 6[1] of the Articles of                        ISSUER          YES        AGAINST           AGAINST
Association as specified

PROPOSAL #b.: Approve that the specified new                               ISSUER          YES          FOR               FOR
provision be included in Article 6 of the Articles of
 Association as a new Sub-Article IV

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DARDEN RESTAURANTS, INC.
  TICKER:                DRI             CUSIP:     237194105
  MEETING DATE:          9/12/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEONARD L. BERRY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ODIE C. DONALD                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID H. HUGHES                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES A LEDSINGER, JR                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM M. LEWIS, JR.                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SENATOR CONNIE MACK III                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANDREW H. (DREW) MADSEN                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CLARENCE OTIS, JR.                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL D. ROSE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARIA A. SASTRE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK A. SMITH                                        ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE AMENDED DARDEN                                ISSUER          YES          FOR               FOR
RESTAURANTS, INC. 2002 STOCK INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING MAY 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DARLING INTERNATIONAL INC.
  TICKER:                DAR             CUSIP:     237266101
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RANDALL C. STUEWE                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: O. THOMAS ALBRECHT                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: C. DEAN CARLSON                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARLYN JORGENSEN                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN D. MARCH                          ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES MACALUSO                       ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL URBUT                          ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF THE                      ISSUER          YES          FOR               FOR
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG
LLP FOR THE FISCAL YEAR ENDING JANUARY 2, 2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
report and audited accounts for the YE 31 DEC 2008
and the Auditors' report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final                          ISSUER          YES          FOR               FOR
dividend of 14 cents per ordinary share, for the YE
31 DEC 2008

PROPOSAL #3.A: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
1,475,281 proposed as Director's fees for 2008

PROPOSAL #3.B: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
2,000,000 proposed as special remuneration for Mr.
Koh Boon Hwee for 2008

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #5.A: Re-elect Mr. Koh Boon Hwee as a                             ISSUER          YES          FOR               FOR
Director, who are retiring under Article 95 of the
Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. Christopher Cheng Wai                          ISSUER          YES          FOR               FOR
Chee as a Director, who are retiring under Article 95
 of the Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Richard Daniel Stanley,                        ISSUER          YES          FOR               FOR
as a Director, who are retiring under Article 101 of
the Company's Articles Association

PROPOSAL #6.B: Re-elect Ms. Euleen Goh Yiu Kiang, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #6.C: Re-elect Dr. Bart Joseph Broadman, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell                          ISSUER          YES        AGAINST           AGAINST
Buxton as a Director pursuant to Section 153[6] of
the Companies Act, Chapter 50, to hold office from
the date of this AGM until the next AGM the Company

PROPOSAL #8.A: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to a] allot and issue from time to time
such number of ordinary shares in the capital of the
Company [DBSH ordinary shares] as may be required to
be issued pursuant to the exercise of options under
the DBSH share option plan; and b] offer and grant
awards in accordance with the provisions of the DBSH
share plan and to allot and issue from time to time
such number of DBSH ordinary shares as may be
required to be issued pursuant to the vesting of
awards under the DBSH share plan, provided always
that the aggregate number of new DBSH ordinary shares
 to be issued pursuant to the exercise of options
granted under the DBSH share option plan and the
vesting of awards granted or to be granted under the
DBSH share plan shall not exceed 7.5% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to a] [i] issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or [ii] make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and [b]
[notwithstanding the authority conferred by this
resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that [1] the aggregate number of shares to
be issued pursuant to this resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with paragraph
[2] below], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this resolution] does not exceed 10% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company [as calculated
 in accordance with paragraph [2] below]; [2]
[subject to such manner of calculation and
adjustments as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST]] for the
 purpose of determining the aggregate number of
shares that may be issued under paragraph [1] above,
the percentage of issued shares shall be based on the
 total number of issued shares [excluding treasury
shares] in the capital of the Company at the time
this resolution is passed, after adjusting for [i]
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding or
subsisting at the time this resolution is passed; and
 [ii] any subsequent bonus issue, consolidation or
subdivision of shares; [3] in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the listing
manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Articles of Association for the time
being of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
purposes of Sections 76C and 76E of the Companies
Act, Chapter 50 [the Companies Act], to purchase or
otherwise acquire issued ordinary shares in the
capital of DBSH [ordinary shares] not exceeding in
aggregate the maximum percentage [as specified], at
such price or prices as may be determined by the
Directors from time to time up to the maximum price
[as specified], whether by way of: [i] market
purchase[s] on the Singapore Exchange Securities
Trading Limited [SGX-ST] transacted through the
Central Limit Order Book trading system and/or any
other securities exchange on which the ordinary
shares may for the time being be listed and quoted
[Other Exchange]; and/or [ii] off-market purchase[s]
[if effected otherwise than on the SGX-ST or, as the
case may be, other exchange] in accordance with any
equal access scheme[s] as may be determined or
formulated by the Directors as they consider fit,
which scheme[s] shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other laws and regulations and
rules of the SGX-ST or, as the case may be, other
exchange as may for the time being be applicable,
[the share purchase mandate]; [Authority expires the
earlier of the date on which the next AGM of DBSH is
held and the date by which the next AGM of DBSH is
required by law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this

PROPOSAL #2.: Approve, pursuant to Rule 14.1 of the                        ISSUER          YES          FOR               FOR
rules of the DBSH Share Plan [the Plan] and further
to the ordinary resolution passed by the Company in
general meeting on 21 APR 2003, the extension of the
duration of the Plan for a further period of 10 years
 from 18 SEP 2009 up to 17 SEP 2019; and amend the
Rule 8.1 of the Plan as specified

PROPOSAL #S.3: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 contingent upon the passing of Resolution 3,
pursuant to Section 161 of the Companies Act, to
allot and issue from time to time such number of new
ordinary shares, new NRPS [as specified] and new RPS
[as specified] in the Company as may be required to
be allotted and issued pursuant to the DBSH Scrip
Dividend Scheme [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DCC PLC
  TICKER:                N/A             CUSIP:     G2689P101
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements for the YE 31 MAR 2008, together with the
reports or the Directors and the Auditors thereon

PROPOSAL #2.: Approve to declare a final dividend of                       ISSUER          YES          FOR               FOR
36.12 cent per share for the YE 31 MAR 2008

PROPOSAL #3.A: Re-elect Mr. Tony Barry as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Mr. Tommy Breen as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. Roisin Brennan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Michael Buckley as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. Paddy Gallagher as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.F: Re-elect Mr. Maurice Keane as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.G: Re-elect Mr. Fergal O'Dwyer as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.H: Re-elect Mr. Bernard Somers as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Authorise the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #5.: Authorise the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorise the Directors to allot shares                      ISSUER          YES          FOR               FOR
 for cash otherwise than to existing shareholders in
certain circumstances

PROPOSAL #7.: Authorise the Directors to make market                       ISSUER          YES          FOR               FOR
purchases of the Company's own shares

PROPOSAL #8.: Approve to fix the re-issue of the                           ISSUER          YES          FOR               FOR
Company's shares held as treasury shares

PROPOSAL #9.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEBENHAMS PLC, LONDON
  TICKER:                N/A             CUSIP:     G2768V102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #2.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot shares in connection with the capital raising

PROPOSAL #S.3: Approve to disapply statutory pre-                          ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.4: Approve the terms and implementation                        ISSUER          YES          FOR               FOR
of the capital raising

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEERE & COMPANY
  TICKER:                DE              CUSIP:     244199105
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CRANDALL C. BOWLES                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: VANCE D. COFFMAN                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CLAYTON M. JONES                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS H. PATRICK                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL 2009

PROPOSAL #03: STOCKHOLDER PROPOSAL #1 - ANNUAL                             ISSUER          YES          FOR               FOR
ELECTION OF DIRECTORS

PROPOSAL #04: STOCKHOLDER PROPOSAL #2 - ADVISORY VOTE                    SHAREHOLDER       YES        AGAINST             FOR
 ON EXECUTIVE COMPENSATION

PROPOSAL #05: STOCKHOLDER PROPOSAL #3 - SEPARATION OF                    SHAREHOLDER       YES        AGAINST             FOR
 CEO AND CHAIRMAN RESPONSIBILITIES

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELL INC.
  TICKER:                DELL            CUSIP:     24702R101
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DONALD J. CARTY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL S. DELL                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM H. GRAY, III                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SALLIE L. KRAWCHECK                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN (A.G.) LAFLEY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JUDY C. LEWENT                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS W. LUCE, III                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KLAUS S. LUFT                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALEX J. MANDL                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL A. MILES                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SAMUEL A. NUNN, JR.                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITOR                          ISSUER          YES          FOR               FOR

PROPOSAL #03: APPROVAL OF EXECUTIVE ANNUAL INCENTIVE                       ISSUER          YES          FOR               FOR
BONUS PLAN

PROPOSAL #SH1: REIMBURSEMENT OF PROXY EXPENSES                           SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #SH2: ADVISORY VOTE ON EXECUTIVE COMPENSATION                   SHAREHOLDER       YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELTA AIR LINES, INC.
  TICKER:                DAL             CUSIP:     247361702
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD H.                             ISSUER          YES          FOR               FOR
ANDERSON
PROPOSAL #1B: ELECTION OF DIRECTOR: ROY J. BOSTOCK                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN S. BRINZO                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DANIEL A. CARP                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN M. ENGLER                         ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICKEY P. FORET                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID R. GOODE                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PAULA ROSPUT                           ISSUER          YES          FOR               FOR
REYNOLDS

PROPOSAL #1I: ELECTION OF DIRECTOR: KENNETH C. ROGERS                      ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RODNEY E. SLATER                       ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DOUGLAS M.                             ISSUER          YES          FOR               FOR
STEENLAND

PROPOSAL #1L: ELECTION OF DIRECTOR: KENNETH B. WOODROW                     ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS DELTA'S INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENSO CORPORATION
  TICKER:                N/A             CUSIP:     J12075107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options and Stock Option Plan

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE BANK AG, FRANKFURT AM MAIN
  TICKER:                N/A             CUSIP:     D18190898
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the established Annual                       ISSUER          NO           N/A               N/A
Financial Statements and Management Report (including
 the comments on disclosure pursuant to paragraph 289
 (4) German Commercial Code) for the 2008 financial
year, the approved Consolidated Financial Statements
and Management Report (including the comments on
disclosure pursuant to paragraph 315 (4) German
Commercial Code) for the 2008 financial year as well
as the Report of the Supervisory Board

PROPOSAL #2.: Appropriation of distributable profit                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Management Board for the 2008 financial year

PROPOSAL #4.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Supervisory Board for the 2008 financial year

PROPOSAL #5.: Election of the auditor for the 2009                         ISSUER          YES          FOR               FOR
financial year, interim accounts

PROPOSAL #6.: Authorization to acquire own shares for                      ISSUER          YES          FOR               FOR
 trading purposes (paragraph 71 (1) No. 7 Stock
Corporation Act)

PROPOSAL #7.: Authorization to acquire own shares                          ISSUER          YES          FOR               FOR
pursuant to paragraph 71 (1) No. 8 Stock Corporation
Act as well as for their use with the possible
exclusion of pre-emptive rights

PROPOSAL #8.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association relating to the registration period for
the General Meeting

PROPOSAL #9.: Amendment to paragraph 19 (2) sentence                       ISSUER          YES          FOR               FOR
3 of the Articles of Association to accord with the
rules of the Act on the Implementation of the
Shareholder Rights Directive

PROPOSAL #10.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive
rights, also in accordance with paragraph 186 (3)
sentence 4 Stock Corporation Act) and amendment to
the Articles of Association

PROPOSAL #11.: Creation of new authorized capital for                      ISSUER          YES          FOR               FOR
 capital increases in cash or in kind (with the
possibility of excluding pre-emptive rights) and
amendment to the Articles of Association

PROPOSAL #12.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive rights
 for broken amounts as well as in favour of holders
of option and convertible rights) and amendment to
the Articles of Association

PROPOSAL #13.: Authorization to issue participatory                        ISSUER          YES          FOR               FOR
notes with warrants and/ or convertible participatory
 notes, bonds with warrants and convertible bonds
(with the possibility of excluding pre-emptive
rights), creation of conditional capital and
amendment to the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE LUFTHANSA AG, KOELN
  TICKER:                N/A             CUSIP:     D1908N106
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the audited financial                        ISSUER          NO           N/A               N/A
statements, the approved consolidated financial
statements, the management report for the Company and
 the Group for the 2008 financial year as well as the
 report of the Supervisory Board

PROPOSAL #2.: Appropriation of the distributable                           ISSUER          YES          FOR               FOR
profit for the 2008 financial year

PROPOSAL #3.: Approval of Executive Board's acts for                       ISSUER          YES          FOR               FOR
the 2008 financial year

PROPOSAL #4.: Approval of Supervisory Board's acts                         ISSUER          YES          FOR               FOR
for the 2008 financial year

PROPOSAL #5.: Authorisation to purchase own shares                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Creation of new Authorised Capital B                         ISSUER          YES          FOR               FOR
for employee shares and a corresponding amendment to
the Articles of Association

PROPOSAL #7.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association to abolish concessionary flights for
Supervisory Board members

PROPOSAL #8.: Appointment of auditors for the annual                       ISSUER          YES          FOR               FOR
financial statements in the 2009 financial year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE POST AG, BONN
  TICKER:                N/A             CUSIP:     D19225107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,093,186,345.76 as
follows: payment of a dividend of EUR 0.60 per no-par
 share EUR 367,776,821.36 shall be carried forward
ex-dividend and payable date: 22 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY, the abbreviation 2009 FY and the interim report:
PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital through the stock
exchange, at a price not deviating more than 10%.
from the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 15% from the market
price of the shares, on or before 30 SEP 2010, the
existing authorization to acquire own shares shall be
 revoked when the above authorization comes into
effect, the Board of Managing Directors shall be
authorized to dispose of the shares in a manner other
 than through the stock exchange or by way of a
public offer to all shareholders, to retire the
shares and to exclude shareholders' subscription
rights in connection with mergers and acquisitions,
for up to 10%. of the Company's share capital in
order to dispose of the shares against payment in
cash if the price at which the shares are sold is not
 materially below the market price of the shares, for
 the satisfaction of conversion and/or option rights,
 and in order to use the shares as remuneration for
executive Members of the Company or its affiliates

PROPOSAL #7.: Approval of the use of derivatives                           ISSUER          YES          FOR               FOR
[call and put options] for the purpose of acquiring
own shares as per item 6

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          YES          FOR               FOR
authorized capital, and the correspondence amendment
to the Articles of association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the Company's
share capital by up to EUR 240,000,000, through the
issue of up to 240,000,000 new registered no-par
shares against payment in cash or kind, on or before
20 APR 2014, shareholders shall be granted
subscription rights except for residual amounts and a
 capital increase of up to 10% of the Company's share
 capital if the new shares are issued at a price not
materially below their market price, the existing
authorization to increase the Company's share capital
 shall be revoked when the authorized capital 2009
comes into effect, Section 5(2) of the Articles of
Association shall be amended accordingly, the
Supervisory Board shall be authorized to amend the
Articles of Association in accordance with the
implementation of the aforementioned authorization

PROPOSAL #9.a: Elections to the Supervisory Board Mr.                      ISSUER          YES          FOR               FOR
 Ulrich Schroeder

PROPOSAL #9.B: Elections to the Supervisory Board                          ISSUER          YES          FOR               FOR
Mr.Henning Kagermann

PROPOSAL #9.C: Elections to the Supervisory Board                          ISSUER          YES          FOR               FOR
Mr.Stefan Schulte

PROPOSAL #10.: Amendments to the Articles of                               ISSUER          YES          FOR               FOR
Association a) Section 19(1), in respect of sentence
3 and 4 being deleted without replacement b) Section
19(2), in respect of proxy-voting instructions being
issued in writing, via a re-ply sheet issued by the
Company or on the website named in the invitation RE,
 the use of electronic means of communication or a
written statement for the issue of proxy-voting
instructions c) Section 18(1), in respect of the
shareholders' meetings being held at the Company's
seat, at the seat of a German Stock Exchange or in a
town with more than 200,000 inhabitants

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE TELEKOM AG
  TICKER:                N/A             CUSIP:     D2035M136
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 5,297,162,661.31 as
follows: payment of a dividend of EUR 0.78 per no-par
 share EUR 1,911,426,720.19 shall be carried forward
ex-dividend and payable date: may 01 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Postponement of the ratification of the                      ISSUER          YES          FOR               FOR
 Acts of Klaus Zumwinkel, former Member of the
Supervisory Board, during the 2008 FY.

PROPOSAL #5.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board the Acts of the Members of the
Supervisory Board during the 2008 FY shall be
ratified with the exception of Acts by Klaus Zumwinkel

PROPOSAL #6.: Appointment of Auditors a) for the 2009                      ISSUER          YES          FOR               FOR
 FY PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart b) for the abbreviation 2009 FY
and the review of the interim report:
PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to acquire
 shares of the Company of up to 10% of the Company's
share capital through the Stock Exchange at prices
not deviating more than 5% from the market price of
the shares or by way of a public repurchase offer to
all shareholders at prices not deviating more than
10% from the market price of the shares, on or before
 29 OCT 2010, the shares may also be acquired by
third parties or the Company's affiliates, the Board
of Managing Directors shall be authorized, with the
consent of the Supervisory Board, to dispose of the
shares by way of an offer to all shareholders and to
exclude shareholders subscription rights to dispose
of the shares through the Stock Exchange, float the
shares on Foreign Stock Exchanges at prices not more
than 5% below the market price of the shares, use the
 shares in connection with mergers and acquisitions
and as employee shares for employees of the Company
and its affiliates, sell the shares to third parties
against payment in cash at a price not materially
below the market price of the shares, satisfy conv.
and/or option rights, for residual amounts, and to
retire the shares

PROPOSAL #8.: Election of Joerg Asmussen to the                            ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #9.: Election of Ulrich Schroeder to the                          ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #10.: Approval of the control and Profit                          ISSUER          YES          FOR               FOR
Transfer Agreement with the Company's subsidiary
Interactive Media CCSP GMBH, effective retroactively
from 01 JAN 2009 for at least 5 years

PROPOSAL #11.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2004 and the creation of the
authorized capital 2009/I against payment in kind,
and the correspondence amendment to the Art of
Association a) The authorized capital 2004 shall be
revoked when the new authorized capital comes into
effect b) The Board of MDs shall be authorized, with
the consent of the Supervisory Board, to increase the
 Company's share capital by up to EUR 2,176,000,000
through the issue of up to 850,000,000 registered no-
par shares against payment in kind, on or before
April 29, 2014. The Board of Managing Directors shall
 be authorized, with the consent of the Supervisory
Board, to exclude shareholders subscription right s
in connection with mergers and acquisitions
(authorized capital 2009/I) c) Section 5(2) of the
Art. of Association shall be amended accordingly

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2006 and the creation of the
authorized capital 2009/II against payment in cash
and/or kind, and the correspondent amendment to the
Art of Association a) The authorized capital 2006
shall be revoked when the new authorized capital
comes into effect b) The Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to increase the Company's share
capital by up to EUR 38,400,000 through the issue of
up to 15,000,000 registered no-par shares against
payment in cash and/or kind, on or before April 29,
2014, Shareholders, subscription rights shall be
excluded, the new shares shall only be issued to
employees of the Company and its affiliates, c)
Section 5(3) of the Art of Association shall be

PROPOSAL #13.: Amendment to Section 15(2) of the Art                       ISSUER          YES          FOR               FOR
of Association, in respect of the Board of Managing
Directors being authorized to permit the audiovisual
transmission of the shareholders meeting

PROPOSAL #14.: Amendment to Section 16(1) and 2) of                        ISSUER          YES          FOR               FOR
the Art of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEVON ENERGY CORPORATION
  TICKER:                DVN             CUSIP:     25179M103
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT L. HOWARD                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL M. KANOVSKY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. TODD MITCHELL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. LARRY NICHOLS                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF ROBERT A.                          ISSUER          YES          FOR               FOR
MOSBACHER, JR. AS A DIRECTOR.

PROPOSAL #03: RATIFY THE APPOINTMENT OF THE COMPANY'S                      ISSUER          YES          FOR               FOR
 INDEPENDENT AUDITORS FOR 2009.

PROPOSAL #04: ADOPTION OF THE DEVON ENERGY                                 ISSUER          YES          FOR               FOR
CORPORATION 2009 LONG-TERM INCENTIVE PLAN.

PROPOSAL #05: ADOPT DIRECTOR ELECTION MAJORITY VOTE                      SHAREHOLDER       YES        AGAINST             FOR
STANDARD.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEVRO PLC
  TICKER:                N/A             CUSIP:     G2743R101
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company

PROPOSAL #3.: Elect Mr. Peter Williams as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Stuart Paterson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors and authorize the Directors to fix
their remuneration

PROPOSAL #6.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #7.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #8.: Approve to renew and extended the                            ISSUER          YES          FOR               FOR
Directors' authority to allot new shares

PROPOSAL #S.9: Approve to disapply the pre-emption                         ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.10: Approve to renew the authority for                         ISSUER          YES          FOR               FOR
the Company to purchase its own shares

PROPOSAL #S.11: Approve a 14 day notice period for                         ISSUER          YES          FOR               FOR
the general meetings other than AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGEO PLC
  TICKER:                N/A             CUSIP:     G42089113
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts of 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report of 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Dr. Franz B. Humer as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Ms. Maria Lilja as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #6.: Re-elect Mr. W S Shanahan as Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #7.: Re-elect Mr. H T Stitzer as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #8.: Elect Mr. Philip G Scott as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint the Auditors and approve the                      ISSUER          YES          FOR               FOR
 remuneration of the Auditors

PROPOSAL #10.: Grant authority to allot relevant                           ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.11: Approve the dis-application of pre-                        ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.12: Grant authority to purchase own                            ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #13.: Grant authority to make political                           ISSUER          YES        ABSTAIN           AGAINST
donations and/or incur political expenditure

PROPOSAL #14.: Adopt the Diageo Plc 2008 Performance                       ISSUER          YES          FOR               FOR
Share Plan

PROPOSAL #15.: Adopt the Diageo Plc 2008 Senior                            ISSUER          YES          FOR               FOR
Executive Share Option Plan

PROPOSAL #16.: Grant authority to establish                                ISSUER          YES          FOR               FOR
international share plans

PROPOSAL #S.17: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOVERY COMMUNICATIONS, INC.
  TICKER:                DISCA           CUSIP:     25470F104
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT R. BECK                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. DAVID WARGO                                       ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF                            ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS DISCOVERY
COMMUNICATIONS, INC.'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER
31, 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOVERY HOLDING COMPANY
  TICKER:                DISCA           CUSIP:     25468Y107
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: MERGER PROPOSAL: TO CONSIDER AND VOTE                        ISSUER          YES          FOR               FOR
UPON A PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF
MERGER, DATED AS OF JUNE 4, 2008.

PROPOSAL #02: PREFERRED STOCK ISSUANCE PROPOSAL: TO                        ISSUER          YES          FOR               FOR
CONSIDER AND VOTE UPON A PROPOSAL TO ISSUE NEW
DISCOVERY SERIES A AND SERIES C CONVERTIBLE PREFERRED
 STOCK TO ADVANCE/NEWHOUSE PROGRAMMING PARTNERSHIP.

PROPOSAL #03: AUTHORIZED STOCK PROPOSAL: TO CONSIDER                       ISSUER          YES          FOR               FOR
AND VOTE UPON A PROPOSAL TO INCREASE THE NUMBER OF
SHARES OF COMMON STOCK AND PREFERRED STOCK WHICH NEW
DISCOVERY WILL HAVE AUTHORITY TO ISSUE.

PROPOSAL #04: INCENTIVE PLAN PROPOSAL: TO CONSIDER                         ISSUER          YES        AGAINST           AGAINST
AND VOTE UPON A PROPOSAL TO INCREASE THE NUMBER OF
SHARES OF COMMON STOCK WITH RESPECT TO WHICH AWARDS
MAY BE GRANTED UNDER THE DISCOVERY HOLDING COMPANY
2005 INCENTIVE PLAN.

ELECTION OF DIRECTOR: JOHN C MALONE                                        ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ROBERT R BENNETT                                     ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #06: AUDITOR RATIFICATION PROPOSAL: TO                            ISSUER          YES          FOR               FOR
CONSIDER AND VOTE UPON A PROPOSAL TO RATIFY THE
SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR
 THE FISCAL YEAR ENDING DECEMBER 31, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOVERY HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S2192Y109
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                               ISSUER          YES          FOR               FOR
financial statements for the YE 30 JUN 2008 and the
report of the Directors and the Auditors thereon

PROPOSAL #2.: Approve to confirm the appointment of                        ISSUER          YES          FOR               FOR
Mr. A.L. Owen as a Director on 06 DEC 2007

PROPOSAL #3.: Approve to confirm the appointment of                        ISSUER          YES          FOR               FOR
Ms. T. Slabbert as a Director on 01 JAN 2008

PROPOSAL #4.: Approve to confirm the appointment of                        ISSUER          YES          FOR               FOR
Mr. P. Cooper as a Director on 01 JAN 2008

PROPOSAL #5.: Re-elect Ms. S.E. Sebotsa as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #6.: Re-elect Dr. T.V. Maphai as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Company's
Articles of Association

PROPOSAL #7.: Approve to confirm the Directors' fees                       ISSUER          YES          FOR               FOR
paid by the Company for the YE 30 JUN 2008 as per the
 notes to the annual financial statements

PROPOSAL #8.: Approve to confirm the re-appointment                        ISSUER          YES          FOR               FOR
of PricewaterhouseCoopers Inc. as the Auditors and
Mr. J. Awbrey as the individual designated auditor
until the forthcoming AGM

PROPOSAL #9.: Authorize the Directors to fix and pay                       ISSUER          YES          FOR               FOR
the Auditors' remuneration for the YE 30 JUN 2008

PROPOSAL #10S.1: Authorize the Company and/or any of                       ISSUER          YES          FOR               FOR
its subsidiaries, by way of a general approval, to
acquire ordinary shares issued by the Company, in
terms of Sections 85[2], 85[3] and 89 of the
Companies Act No. 61 of 1973, as amended, and in
terms of the Listings Requirements of the JSE Limited
 [the 'JSE Listings Requirements'], provided that:
any such acquisition of ordinary shares shall be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter-party [reported trades are prohibited];
an announcement will be published as soon as the
Company has acquired ordinary shares constituting, on
 a cumulative basis, 3% of the initial number of
ordinary shares in issue and for each 3% in aggregate
 of the initial number acquired thereafter, in
compliance with paragraph 11.27 of the JSE Listings
Requirements; acquisitions of ordinary shares in
aggregate in any one financial year may not exceed
20% of the Company's issued ordinary share capital as
 at the date of the grant of this general authority;
ordinary shares may not be acquired at a price
greater than 10% above, the weighted average of the
market value at which such ordinary shares are traded
 on the JSE as determined over the five business days
 immediately preceding the date of repurchase of such
 ordinary shares; the Company has been given
authority by its Articles of Association; at any
point in time, the Company may only appoint one agent
 to effect any repurchase on the Company's behalf;
the Company undertaking that it will not enter the
market to repurchase the Company's securities until
the Company's sponsor has provided written
confirmation to the JSE regarding the adequacy of the
 Company's working capital in accordance with
Schedule 25 of the JSE Listings Requirements; the
Company remaining in compliance with the shareholder
spread requirements of the JSE Listings Requirements;
 and the Company not repurchasing any shares during a
 prohibited period as defined in paragraph 3.67 of
the JSE Listings Requirements; unless they have in
place a repurchase programme where the dates and
quantities of securities to be traded during the
relevant period are fixed [not subject to any
variation] and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; and before
 entering the market to effect the general
repurchase, the Directors, having considered the
effects of the repurchase of the maximum number of
ordinary shares in terms of the aforegoing general
authority, will ensure that for a period of 12 months
 after the date of the general repurchase: the
Company, and all of its subsidiaries, will be able,
in the ordinary course of business, to pay its debts;
 the Company and the Group's assets, fairly valued in
 accordance with the accounting policies used in the
latest audited consolidated annual financial
statements, will exceed the liabilities of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DISCOVERY HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S2192Y109
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association in terms of Section 62 of the Companies
Act, 61 of 1973, as amended [the Companies Act], with
 effect from the date of passing of this special
resolution, by the insertion of the specified New
Article 8A after the existing Article 8: 8A(1),
8A(1.1), 8A(1.2) and 8A(2) as specified

PROPOSAL #S.2: Authorize the Company's wholly-owned                        ISSUER          YES          FOR               FOR
subsidiary, subject to the passing of special
resolution number 1, Discovery Health [Proprietary]
Limited [Discovery Health], by way of a specific
authority in terms of the Section 89 of the Companies
 Act, the Listings Requirements of the JSE Limited
[JSE] and Article 15.2.3 of the Company's Articles of
 Association, to acquire, at the offer price of ZAR
25,18 per share, calculated using the volume weighted
 average traded price of the Company's shares on the
JSE over the 5 day trading period commencing on
Friday, 13 MAR 2009 and ending on Thursday, 19 MAR
2009 plus a 5% premium thereon, the shares of those
odd-lot holders who elect pursuant to the odd-lot
offer, the details of which are contained in this
circular, to sell their odd-lot holding to Discovery
Health or who do not make an election to retain their
 odd-lot holding; and those specific holders who
elect to sell their shares pursuant to the specific
offer, the details of which are contained in this
circular, to sell their specific holding to Discovery
 Health, the shares acquired by Discovery Health will
 be held by Discovery Health as treasury shares

PROPOSAL #O.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing and registration of
special resolutions 1 and 2, to make and implement an
 odd-lot offer to shareholders holding less than 100
shares in the Company by the close of business on
Friday, 15 MAY 2009, according to the terms and
conditions of the odd-lot offer contained in this
circular and which has been approved by the JSE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DMCI HOLDINGS INC
  TICKER:                N/A             CUSIP:     Y2088F100
  MEETING DATE:          7/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the report on attendance and                         ISSUER          YES          FOR               FOR
quorum

PROPOSAL #3.: Approve the minutes of previous                              ISSUER          YES          FOR               FOR
stockholders' meeting

PROPOSAL #4.: Approve the Management report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2007

PROPOSAL #5.: Ratify all acts of the Board of                              ISSUER          YES          FOR               FOR
Directors and the Officers during the preceding year

PROPOSAL #6.: Appoint the Independent Auditor                              ISSUER          YES          FOR               FOR

PROPOSAL #7.1: Elect Mr. David M. Consunji as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.2: Elect Mr. Cesar A. Buenaventura as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.3: Elect Mr. Isidro A. Consunji as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.4: Elect Mr. Jorge A. Consunji as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.5: Elect Mr. Victor A. Consunji as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.6: Elect Mr. Herbert M. Consunji as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.7: Elect Mr. MA. Edwina C. Laperal as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.8: Elect Mr. Victor S. Limlingan as a                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #7.9: Elect Mr. Evaristo T. Francisco as a                        ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DNB NOR ASA, OSLO
  TICKER:                N/A             CUSIP:     R1812S105
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the remuneration rates for                           ISSUER          YES          FOR               FOR
Members of the Supervisory Board, Control Committee
and Election Committee as specified

PROPOSAL #2.: Approve Statutory Auditor's                                  ISSUER          YES          FOR               FOR
remuneration for 2008 of NOK 575,000 for DnB NOR ASA

PROPOSAL #3.: Approve the 2008 annual report and                           ISSUER          YES          FOR               FOR
accounts, as well as the proposal for the coverage of
 the loss for the year, including no dividend
distribution to shareholders for 2008

PROPOSAL #4.1: Re-elect Mr. Anne Cathrine Frostrup,                        ISSUER          YES          FOR               FOR
Honefoss as a Member to the Supervisory Board until
the AGM in 2011

PROPOSAL #4.2: Re-elect Ms. Elisabeth Graedsen,                            ISSUER          YES          FOR               FOR
Lillehammer as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.3: Elect Mr. Leif O. Hoegh, London                             ISSUER          YES          FOR               FOR
[former deputy] as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.4: Re-elect Mr. Knut Hartvig Johansson,                        ISSUER          YES          FOR               FOR
Snaroya as a Member to the Supervisory Board until
the AGM in 2011

PROPOSAL #4.5: Elect Mr. Alf Kirkesaether, Hammerfest                      ISSUER          YES          FOR               FOR
 as a Member to the Supervisory Board until the AGM
in 2011

PROPOSAL #4.6: Re-elect Mr. Thomas Leire,                                  ISSUER          YES          FOR               FOR
Kristiansand as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.7: Elect Mr. Amund Skarholt, Oslo as a                         ISSUER          YES          FOR               FOR
Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.8: Re-elect Mr. Merethe Smith, Oslo as a                       ISSUER          YES          FOR               FOR
Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.9: Re-elect Mr. Birger Solberg, Oslo as a                      ISSUER          YES          FOR               FOR
 Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.10: Re-elect Mr. Gine Wang, Stavanger as                       ISSUER          YES          FOR               FOR
a Member to the Supervisory Board until the AGM in

PROPOSAL #4.11: Re-elect Mr. Lisbeth Berg-Hansen,                          ISSUER          YES          FOR               FOR
Bindalseidet as a Deputy to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.12: Re-elect Mr. Erik Buchmann, Oslo as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.13: Re-elect Mr. Turid Dankertsen, Oslo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.14: Re-elect Mr. Rolf Domstein, Maloy as                       ISSUER          YES          FOR               FOR
a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.15: Re-elect Mr. Harriet Hagan, Alta as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.16: Re-elect Mr. Bente Hagem, As as a                          ISSUER          YES          FOR               FOR
Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.17: Re-elect Mr. Rolf Hodne, Stavanger as                      ISSUER          YES          FOR               FOR
 a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.18: Re-elect Mr. Liv Johansson, Oslo as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.19: Re-elect Mr. Herman Mehren,                                ISSUER          YES          FOR               FOR
Nevlunghavn as a Deputy to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.20: Re-elect Mr. Gry Nilsen, Drammen as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.21: Re-elect Mr. Einar Nistad, Radal as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.22: Re-elect Mr. Asbjorn Olsen, Skedsmo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.23: Re-elect Mr. Oddbjorn Paulsen, Bodo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.24: Re-elect Mr. Anne Bjorg Thoen, Oslo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.25: Re-elect Mr. Lars Wenaas, Mandalen as                      ISSUER          YES          FOR               FOR
 a Deputy to the Supervisory Board until the AGM in

PROPOSAL #5.1: Re-elect Mr. Frode Hassel, Trondheim                        ISSUER          YES          FOR               FOR
[Chairman] as a Member to the Control Committee, as
well as the Committee Chairman and Vice-Chairman,
with a term of Office until the AGM in 2011

PROPOSAL #5.2: Re-elect Mr. Thorstein Overland, Oslo                       ISSUER          YES          FOR               FOR
as a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.3: Elect Mr. Karl Olav Hovden, Kolbotn as                      ISSUER          YES          FOR               FOR
 a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.4: Re-elect Mr. Svein N. Eriksen, Oslo as                      ISSUER          YES          FOR               FOR
 a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.5: Re-elect Mr. Svein Brustad, Oslo as a                       ISSUER          YES          FOR               FOR
Deputy to the Control Committee, with a term of
Office until the AGM in 2011

PROPOSAL #5.6: Re-elect Mr. Merethe Smith as a Deputy                      ISSUER          YES          FOR               FOR
 to the Control Committee, with a term of Office
until the AGM in 2011

PROPOSAL #6.: Approve the binding guidelines for                           ISSUER          YES          FOR               FOR
shares, subscription rights, options etc. for the
coming accounting year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DRAX GROUP PLC, SELBY
  TICKER:                N/A             CUSIP:     G2904K127
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited accounts of the Company for the YE 31
DEC 2008 together with the report of the Auditors on
those audited accounts and the auditable part of the
Directors remuneration report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 contained within the
annual report and accounts

PROPOSAL #3.: Declare the final dividend of 38.3                           ISSUER          YES          FOR               FOR
pence per share for the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. David Lindsell as a Director                       ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #5.: Elect Mr. Tony Quinlan, as a Director                        ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Charles Berry as a                              ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Jamie Dundas as a Director                      ISSUER          YES          FOR               FOR
 of the Company who retires by rotation pursuant to
the Company's Articles of Association

PROPOSAL #8.: Re-elect Ms. Dorothy Thompson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #9.: Re-appoint Deloitte and Touche LLP as                        ISSUER          YES          FOR               FOR
the Auditors of the Company to hold office from the
conclusion of the meeting until the conclusion of the
 next AGM at which accounts are laid before the

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [CA 1985]
to exercise all the powers of the Company to allot
relevant securities [within the meaning of that
section], such authority to be limited to the
allotment of relevant securities up to an aggregate
nominal amount of GBP 13,068,783; and that, in
addition to the authority conferred by sub-paragraph
(a) above, as specified to exercise all the powers of
 the Company to allot equity securities [within the
meaning of Section 94 CA 1985] in connection with a
rights issue in favour of ordinary shareholders where
 the equity securities respectively attributable to
the interests of all such ordinary shareholders are
proportionate [as specified ] to the respective
numbers of ordinary shares held by them, but subject
to such exclusions or other arrangements as the
Directors may deem necessary or expedient in relation
 to treasury shares, fractional entitlements or any
legal or practical problems under the laws of, or the
 requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever up to an aggregate nominal amount of
GBP13,068,783, provided that the authorities
conferred by sub-paragraphs (a) and (b) [Authority
expires at the conclusion of the next AGM of the
Company or 30 JUN 2010 after the passing of this
resolution]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #12.: Authorize the Company in accordance                         ISSUER          YES          FOR               FOR
with Section 366 and 367 of CA 2006, the Company and
all of the Companies that are or become Subsidiaries
of the Company from time to time during the period
when this resolution is in full force and effect, in
aggregate: a)to make political donations to political
 parties and/or independent election candidates, as
defined in Sections 363 and 364 CA 2006, not
exceeding GBP 50,000 in total; and/or b) to make
political donations to political organizations other
than political parties, as defined in Sections 363
and 364 CA 2006, not exceeding GBP 50,000 in total;
and/or c) to incur political expenditure, as defined
in Section 365 CA 2006, not exceeding GBP 100,000 in
total; [authority expires whichever is earlier at the
 conclusion of the next AGM of the Company or 28 APR
2010]

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11 and pursuant to Section
95 CA 1985, to allot equity securities [Section 94 of
 CA 1985] for cash and/or to allot equity securities
where such allotment constitutes an allotment of
securities by virtue of Section 94(3A) CA 1985, as if
 Section 89(1) CA 1985 did not apply to any such
allotments, provided that this power shall be limited
 to the allotment of equity securities: pursuant to
the authority conferred by sub-paragraph (a) and/or
sub-paragraph (b) of resolution 11 above, in
connection with an offer of such securities by way of
 a rights issue in favour of holders of ordinary
shares in the Company where the equity securities
respectively attributable to the interests of all
such holders are proportionate [as specified] to
their respective holdings of ordinary shares [but
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to treasury shares, fractional entitlements
or any legal or practical problems under the laws of,
 or the requirements of any regulatory body or any
Stock Exchange in, any territory or by virtue of
shares being represented by depositary receipts or
otherwise howsoever]; pursuant to the authority
conferred by sub-paragraph (a) of resolution 11
above, in connection with an open offer or other
offer of securities [not being a rights issue] in
favour of holders of ordinary shares in the Company
where the equity securities respectively attributable
 to the interests of all such holders are
proportionate [as specified] to their respective
holdings of ordinary shares (but subject to such
exclusions or other arrangements as the directors may
 deem necessary or expedient in relation to treasury
shares, fractional entitlements or any legal or
practical problems under the laws of, or the
requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever]; and otherwise than pursuant to sub-
paragraphs (a) and (b) above, up to an aggregate
nominal amount of GBP 1,960,317, [Authority expires
at the conclusion of the next AGM of the Company or
30 JUN 2010 after the passing of this resolution];
and the Directors may allot equity securities after
the expiry of this authority in pursuance of such an

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of CA1985, to make
 one or more market purchases [Section 163(3) of CA
1985] of ordinary shares in the capital of the
Company on such terms and in such manner as the
Directors of the Company may from time to time
determine, provided that: a)the maximum aggregate
number of ordinary shares to be purchased is
33,939,896 representing approximately 10% of the
issued ordinary share capital; b) the minimum price
[exclusive of expenses] which may be paid for a
ordinary share shall be the nominal amount of such
ordinary share [exclusive of expenses]; c)the maximum
 price [exclusive of expenses] which may be paid for
an ordinary share shall not exceed 105% of the
average of the middle market quotations for an
ordinary share as derived from the London Stock
Exchange Daily Official List for the 5 business days
in respect of which such Daily Official List is
published immediately preceding the day on which the
share is contracted to be purchased; [Authority
expires the earlier at the conclusion of the next AGM
 of the Company after the date of passing of this
resolution or 15 months after the date of passing of
this resolution]; and may make a contract to purchase
 ordinary shares which will or may be executed wholly

PROPOSAL #15.: Approve, that the Drax Bonus Matching                       ISSUER          YES          FOR               FOR
Plan [the 'Plan' or '147;BMP'] [the main features of
which are summarized on page 5 and in Part D Summary
of the principal terms of the Drax Bonus Matching
Plan on pages 6 to 8 and a copy of the draft rules of
 which were produced to the Meeting and for the
purpose of identification initialed by the Chairman]
and authorize the Directors to do all such acts and
things necessary or expedient to carry the Plan into

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DST SYSTEMS, INC.
  TICKER:                DST             CUSIP:     233326107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS A. MCCULLOUGH                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM C. NELSON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TRAVIS E. REED                                       ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE AUDIT COMMITTEE'S                         ISSUER          YES          FOR               FOR
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
 FIRM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF
  TICKER:                N/A             CUSIP:     D24914133
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the re-port
pursuant to sect ions 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 2,856,795,549 as follows:
payment of a dividend of EUR 1.50 per no-par share
ex-dividend and payable date: 05 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Election of Mr. Jens P. Heyerdahl D.Y.                       ISSUER          YES          FOR               FOR
to the Supervisory Board

PROPOSAL #6.A: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: PricewaterhouseCoopers
Aktiengesellschaft Wirtschaftspruefungsgesellschaft,
Duesseldorf, is appointed as the auditor for the
annual as well as the consolidated financial
statements for the 2009 financial year.

PROPOSAL #6.B: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: in addition,
PricewaterhouseCoopers Aktiengesellschaft
Wirtschaftspruefungsgesellschaft, Duesseldorf, is
appointed as the auditor for the inspection of the
abbreviated financial statements and the interim
management report for the first half of the 2009
financial year.

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #8.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #9.A: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association a)
authorization I: the Board of Managing Directors
shall be authorized, with the con sent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
Company, on or before 05 MAY 2014 shareholders shall
be granted subscription except, for residual amounts,
 for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10% of the share capital if such
bonds are issued at a price not materially below
their theoretical market value shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #9.B: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association b)
authorization ii: the board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
company, on or before 05 May 2014, shareholders shall
 be granted subscription except, for residual
amounts, for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10 pct. of the share capital if such
 bonds are issued at a price not materially below
their theoretical market value, shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture-like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #10.: Adjustment of the object of the                             ISSUER          YES          FOR               FOR
Company and the corresponding amendment to the
Articles of Association

PROPOSAL #11.A: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] a) amendment to
section 19[2]2 of the Articles of Association in
respect of the Board of Directors being authorized to
 allow the audiovisual transmission of the
shareholders' meeting

PROPOSAL #11.B: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] b) amendment to
section 20[1] of the Articles of Association in
respect of proxy-voting instructions being issued in
written or electronically in a manner defined by the
Company

PROPOSAL #11.C: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] c) amendment to
section 18[2] of the Articles of Association in
respect of shareholders being entitled to participate
 and vote at the shareholders' meeting if they
register with the Company by the sixth day prior to

PROPOSAL #12.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.ON Einundzwanzigste Verwaltungs GMBH,
effective until at least 31 DEC 2013

PROPOSAL #13.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.On Zweiundzwanzigste Verwaltungs Gmbh,
effective until at least 31 DEC 2013

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EARTHLINK, INC.
  TICKER:                ELNK            CUSIP:     270321102
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARCE FULLER                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS E. WHEELER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M. WAYNE WISEHART                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP BY THE AUDIT COMMITTEE OF THE BOARD
 OF DIRECTORS TO SERVE AS EARTHLINK'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
 ENDING DECEMBER 31, 2009.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING A REPORT                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 ON EARTHLINK'S INTERNET NETWORK MANAGEMENT PRACTICES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EAST JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J1257M109
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Proposal for appropriation of retained                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #2.: Partial amendment to the Articles of                         ISSUER          YES          FOR               FOR
Incorporation: Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Election of Corporate Auditor                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Election of Corporate Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Payment of bonuses to Directors and                          ISSUER          YES          FOR               FOR
Corporate Auditors

PROPOSAL #6.: Shareholders' Proposals: Partial                             ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (1)
Expansion of authority of the General Meeting of
Shareholders by the Articles of Incorporation

PROPOSAL #7.: Shareholders' Proposals: Establishment                       ISSUER          YES        AGAINST             FOR
of a Special Committee for Compliance Surveillance

PROPOSAL #8.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (2)
Disclosure of individual Director's remunerations to
shareholders

PROPOSAL #9.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (3)
Requirement for appointment of outside Directors

PROPOSAL #10.: Shareholders' Proposals: Partial                            ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (4)
Deletion of Article 26 (Principal Executive Advisers
and Advisers, etc.) of the current Articles of
Incorporation and addition of new Article 26 (Special
 Committee)

PROPOSAL #11.1: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.2: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.3: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.4: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.5: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.6: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.7: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.8: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #12.1: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.2: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.3: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.4: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.5: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #13.: Shareholders' Proposals: Reduction of                       ISSUER          YES        AGAINST             FOR
remunerations to Directors and Corporate Auditors

PROPOSAL #14.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (1)

PROPOSAL #15.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (2)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EASTMAN CHEMICAL COMPANY
  TICKER:                EMN             CUSIP:     277432100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEPHEN R.                             ISSUER          YES          FOR               FOR
DEMERITT
PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT M.                              ISSUER          YES          FOR               FOR
HERNANDEZ
PROPOSAL #1C: ELECTION OF DIRECTOR: LEWIS M. KLING                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID W. RAISBECK                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

PROPOSAL #03: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
MANAGEMENT REVISE EMPLOYMENT NONDISCRIMINATION POLICY
 TO PROHIBIT DISCRIMINATION BASED ON SEXUAL
ORIENTATION AND GENDER IDENTITY.

PROPOSAL #04: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
THE BOARD OF DIRECTORS TAKE STEPS NECESSARY TO GIVE
HOLDERS OF 10% OF OUTSTANDING COMMON STOCK THE RIGHT
TO CALL SPECIAL MEETINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EBAY INC.
  TICKER:                EBAY            CUSIP:     278642103
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARC L. ANDREESSEN                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM C. FORD,                       ISSUER          YES          FOR               FOR
JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: DAWN G. LEPORE                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PIERRE M. OMIDYAR                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RICHARD T.                             ISSUER          YES          FOR               FOR
SCHLOSBERG, III

PROPOSAL #02: TO APPROVE AMENDMENTS TO CERTAIN OF OUR                      ISSUER          YES          FOR               FOR
 EXISTING EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-
TIME STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES
OTHER THAN OUR NAMED EXECUTIVE OFFICERS AND DIRECTORS.

PROPOSAL #03: TO APPROVE THE AMENDMENT AND                                 ISSUER          YES          FOR               FOR
RESTATEMENT OF OUR 2008 EQUITY INCENTIVE AWARD PLAN
TO INCREASE THE AGGREGATE NUMBER OF SHARES AUTHORIZED
 FOR ISSUANCE UNDER THE PLAN BY 50 MILLION SHARES AND
 TO ADD MARKET SHARES AND VOLUME METRICS AS
PERFORMANCE CRITERIA UNDER THE PLAN.

PROPOSAL #04: TO RATIFY THE SELECTION OF                                   ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG-HERMES HLDG S A E
  TICKER:                N/A             CUSIP:     M3047P109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issued capital reduction                         ISSUER          NO           N/A               N/A
suggestion from EGP 1,939,320,000 to EGP
1,913,570,000 through execution the quantity of
5,150,000 treasury shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG-HERMES HLDG S A E
  TICKER:                N/A             CUSIP:     M3047P109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Director's report                       ISSUER          NO           N/A               N/A
on the Company's activity for the FYE 31DEC 2008

PROPOSAL #2.: Receive the financial Auditor report                         ISSUER          NO           N/A               N/A
for the FYE 31 DEC 2008

PROPOSAL #3.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements for the FYE 31 DEC 2008

PROPOSAL #4.: Approve the profit distribution                              ISSUER          NO           N/A               N/A
suggestion for the FYE 31 DEC 2008

PROPOSAL #5.: Approve to release the Board of                              ISSUER          NO           N/A               N/A
Directors responsibilities for the FYE 31 DEC 2008

PROPOSAL #6.: Approve to determine the Board of                            ISSUER          NO           N/A               N/A
Directors transportation and attendance allowances
for the FY 2009

PROPOSAL #7.: Reappoint the Auditors for the new FY                        ISSUER          NO           N/A               N/A
2009 and authorize of Board of Directors to decide
their fees

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
give donations above EGP 1000.00 for the year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELECTRICITE DE FRANCE EDF
  TICKER:                N/A             CUSIP:     F2940H113
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.A: Approve the distribution of profits                         ISSUER          YES        AGAINST           AGAINST
for the FYE 31 DEC 2008 and the distribution of
dividend; this resolution was considered by the Board
 of Directors of EDF at its meeting of 01 APR 2009,
which was not approved [proposed by the Supervisory
Board of FCPE Actions EDF]

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors for the 2008 FY

PROPOSAL #O.B: Approve the payment of additional                           ISSUER          YES        AGAINST           AGAINST
attendance allowances allocated for the Board of
Directors for the 2008 FY, this draft resolution was
considered by the Board of Directors of EDF at its
meeting of 01 APR 2009, which was not approved
[proposed by the Supervisory Board of FCPE Actions

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.8: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital, with maintenance
 of preferential subscription rights of shareholders

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital, with cancellation of
preferential subscription rights of shareholders

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued in
case of a capital increase with or without
preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, profits, premiums or any other amount whose
 capitalization will be accepted

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital to remunerate an exchange
public offer initiated by the Company

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital in order to remunerate
contributions in kind granted to the Company

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital for the benefit of the
Members of an EDF savings plan

PROPOSAL #E.15: Authorize the Board of Director to                         ISSUER          YES          FOR               FOR
reduce the share capital

PROPOSAL #E.16: Grant powers for formalities                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELECTROLUX AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W24713120
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Marcus Wallenberg as a                       ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 2 minutes-checkers                               ISSUER          NO           N/A               N/A

PROPOSAL #5.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been properly convened

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the audit report as well as the consolidated accounts
 and the audit report for the Group

PROPOSAL #7.: Speech by the President, Mr. Hans                            ISSUER          NO           N/A               N/A
Straberg

PROPOSAL #8.: Presentation of the activities of the                        ISSUER          NO           N/A               N/A
Board of Directors and its Committees during the past
 year and the Auditor's presentation of the audit
work during 2008

PROPOSAL #9.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and the consolidated balance sheet

PROPOSAL #10.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Directors and the President

PROPOSAL #11.: Grant dispositions in respect of the                        ISSUER          YES          FOR               FOR
Company's profit pursuant to the adopted balance sheet

PROPOSAL #12.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Directors at 9 and without Deputy Directors, in
connection therewith, report on the work of the
Nomination Committee

PROPOSAL #13.: Approve the Directors' fees as                              ISSUER          YES          FOR               FOR
follows: SEK 1,600,000 to the Chairman of the Board
of Directors, SEK 550,000 to the Deputy Chairman of
the Board of Directors, SEK 475,000 to each of the
other Directors appointed by the AGM but not employed
 by Electrolux, and for Committee work, to the
Members who are appointed by the Board of Directors:
SEK 200,000 to the Chairman of the Audit Committee
and SEK 85,000 to each of the Members of the
Committee and SEK 120,000 to the Chairman of the
Remuneration Committee and SEK 55,000 to each of the
Members of Committee; and it be possible to pay part
of the fees to the Directors, in respect of their
assignment to the Board of Directors, in the form of
so-called synthetic shares, on the specified
principal terms and conditions as specified; and the
Auditor's fee be paid on the approved account

PROPOSAL #14.: Re-elect Messrs. Marcus Wallenberg,                         ISSUER          YES          FOR               FOR
Peggy Bruzelius, Torben Ballegaard Sorensen, Hasse
Johansson, John S. Lupo, Barbara Milian Thoralfsson,
Johan Molin, Hans Straberg, and Caroline Sundewall as
 the Directors and Mr. Marcus Wallenberg as the
Chairman of the Board of Directors

PROPOSAL #15.: Approve the nomination committee as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.a: Approve the remuneration guidelines                        ISSUER          YES          FOR               FOR
for the Electrolux Group Management as specified

PROPOSAL #16.b: Approve to implement a performance                         ISSUER          YES          FOR               FOR
based, long-term incentive program for 2009 on the
specified terms

PROPOSAL #17.a: Authorize the Board for the period                         ISSUER          YES          FOR               FOR
until the next AGM, to resolve on transfer of shares
in the Company in connection with or as a consequence
 of the Company acquisition on the specified terms
and conditions

PROPOSAL #17.b: Approve, on account of the Company's                       ISSUER          YES        AGAINST           AGAINST
employee stock option programs for 2002-2003 and the
performance share program for 2007, that the AGM
resolve that the Company shall be entitled, for the
period until the next AGM, to transfer a maximum of
3,000,000 shares of series B in the Company for the
purpose of converting costs, including social
security charges, that may arise as a result of the
aforementioned programs, transfer shall take place on
 NASDAQ OMX Stockholm at a price within the
prevailing price interval from time to time

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELETROPAULO METROPOLITANA -  ELETRICIDADE DE SAU P
  TICKER:                N/A             CUSIP:     P36476151
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: To receive the administrators accounts,                      ISSUER          NO           N/A               N/A
 the administrations report, the financial statements
 and the accounting statements regarding the FYE on
31 DEC 2008

PROPOSAL #II.: Destination of the YE results of 2008                       ISSUER          NO           N/A               N/A

PROPOSAL #III.: Elect the 5 Members of the Board of                        ISSUER          YES          FOR               FOR
Directors, 2 Principal and 3 Substitutes

PROPOSAL #IV.: Elect the Members of the Finance                            ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #V.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Company Directors and the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMERGENCY MEDICAL SERVICES CORP.
  TICKER:                EMS             CUSIP:     29100P102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT M. LE BLANC                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM A. SANGER                                    ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING
DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERSIS S.A.
  TICKER:                ENI             CUSIP:     29274F104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF ANNUAL REPORT, BALANCE                           ISSUER          YES          FOR               FOR
SHEET, FINANCIAL STATEMENTS AND REPORT OF THE
EXTERNAL AUDITORS AND ACCOUNT INSPECTORS FOR THE YEAR
 ENDED ON DECEMBER 31, 2008.*

PROPOSAL #02: PROFIT DISTRIBUTION FOR THE PERIOD AND                       ISSUER          YES          FOR               FOR
DIVIDEND PAYMENTS.

PROPOSAL #03: SETTING THE COMPENSATION OF THE BOARD                        ISSUER          YES          FOR               FOR
OF DIRECTORS.

PROPOSAL #04: SETTING THE COMPENSATION OF THE                              ISSUER          YES          FOR               FOR
DIRECTORS' COMMITTEE AND AUDIT COMMITTEE AND BUDGET
DETERMINATIONS FOR 2009.

PROPOSAL #06: APPOINTMENT OF INDEPENDENT EXTERNAL                          ISSUER          YES          FOR               FOR
AUDITORS.

PROPOSAL #07: APPOINTMENT OF TWO ACCOUNT INSPECTORS,                       ISSUER          YES          FOR               FOR
INCLUDING TWO DEPUTIES, AND SETTING OF THEIR
COMPENSATION.

PROPOSAL #08: APPOINTMENT OF RISK RATING AGENCIES.                         ISSUER          YES          FOR               FOR

PROPOSAL #09: APPROVAL OF THE INVESTMENTS AND                              ISSUER          YES          FOR               FOR
FINANCING POLICY.

PROPOSAL #13: OTHER MATTERS OF INTEREST AND                                ISSUER          YES        AGAINST           AGAINST
COMPETENCE OF THE GENERAL ORDINARY SHAREHOLDERS'

PROPOSAL #14: OTHER NECESSARY RESOLUTIONS FOR THE                          ISSUER          YES          FOR               FOR
PROPER IMPLEMENTATION OF THE ABOVE MENTIONED
AGREEMENTS.

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  ISSUER:                ENI S P A
  TICKER:                N/A             CUSIP:     T3643A145
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 of ENI SPA, consolidated balance sheet as of 31
DEC 2008, Directors, Board of Auditors and auditing
Company's reporting

PROPOSAL #2.: Approve the profits of allocation                            ISSUER          NO           N/A               N/A

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  ISSUER:                ENODIS PLC, LONDON
  TICKER:                N/A             CUSIP:     G01616104
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendment of Rule 10 of the                      ISSUER          YES        ABSTAIN           AGAINST
 Enodis Plc Performance Share Plan

PROPOSAL #S.2: Authorize the Directors to take any                         ISSUER          YES        ABSTAIN           AGAINST
actions to carry out the Scheme, approve the
reduction in capital, allotment of ordinary shares
and amendment of the Articles of Association

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  ISSUER:                ENODIS PLC, LONDON
  TICKER:                N/A             CUSIP:     G01616104
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENODIS PLC, LONDON
  TICKER:                N/A             CUSIP:     G01616104
  MEETING DATE:          8/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purpose of giving                          ISSUER          YES          FOR               FOR
effect to the Scheme of Arrangement dated 10 JUL 2008
 between the company and Scheme Shareholders [as
defined in the said Scheme of Arrangement] as
specified, in its original form or with or subject to
 any modification, addition or condition approved or
imposed by the Court and agreed to by the Company and
 MTW County [as defined in the Scheme of Arrangement]
 [the Scheme]: authorize the Directors of the Company
 to take all actions as they may consider necessary
or appropriate for carrying the Scheme into effect;
to reduce the share capital of the Company by
canceling and extinguishing all of the Scheme Shares
[as specified]; approve, subject to, and forthwith
upon, the reduction of capital as referred to in this
 Resolution [the Reduction of capital] taking effect:
 (i) the share capital of the Company be increased to
 its former amount by the creation of such member of
new ordinary shares of 10 pence each as is equal to
the number of Scheme Shares cancelled pursuant to
this resolution; (ii) the reserve arising in the
books of account of the Company as a result of the
reduction of share capital referred to in this
resolution be capitalized and applied in paying up in
 full at par all of the new ordinary shares created
pursuant to this resolution, which shall be allotted
and issued, credited as fully paid, to MTW county
and/or its nominee(s) [as MTW County may direct] in
accordance with the Scheme; and (iii) authorize the
Directors of the Company, conditional upon the Scheme
 becoming effective, and in substitution for any
existing authority and for the purpose of Section 80
of the Companies Act 1985, to allot the new ordinary
shares referred to in this resolution provided that:
the maximum aggregate nominal amount of relevant
securities that may be allotted under thus authority
shall be the aggregate nominal amount of the said new
 ordinary shares created pursuant to this resolution;
 [Authority expires on 31 DEC 2009]; and amend the
Articles of Association of the Company by the
adoption and inclusion of the new Article 49A as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENODIS PLC, LONDON
  TICKER:                N/A             CUSIP:     G01616104
  MEETING DATE:          8/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENTERPRISE INNS
  TICKER:                N/A             CUSIP:     G3070Z153
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
audited accounts for the YE 30 SEP 2008 and the
Auditors' report on the accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 30 SEP 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. H. V. Reid as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. D. O. Maloney as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #8.: Approve to allot relevant securities                         ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Approve to disapply statutory pre-                          ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.10: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its own shares

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  ISSUER:                EOG RESOURCES, INC.
  TICKER:                EOG             CUSIP:     26875P101
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GEORGE A. ALCORN                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES R. CRISP                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES C. DAY                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK G. PAPA                           ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: H. LEIGHTON                            ISSUER          YES          FOR               FOR
STEWARD
PROPOSAL #1F: ELECTION OF DIRECTOR: DONALD F. TEXTOR                       ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK G. WISNER                        ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT BY THE AUDIT                       ISSUER          YES          FOR               FOR
COMMITTEE OF THE BOARD OF DIRECTORS OF DELOITTE &
TOUCHE LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS
AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER
 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERSTE GROUP BANK AG, WIEN
  TICKER:                N/A             CUSIP:     A19494102
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Director to take                      ISSUER          NO           N/A               N/A
 up non voting share capital according par 23,4
Banking Law by up to EUR 2,700,000,000 by issuing
participation certificates the terms and conditions
of the issuance shall be fixed by the Board of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESPRIT HLDGS LTD
  TICKER:                N/A             CUSIP:     G3122U145
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditors of the Group for the
YE 30 JUN 2008

PROPOSAL #2.: Approve a final dividend of 1.15 Hong                        ISSUER          YES          FOR               FOR
Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #3.: Approve a special dividend of 2.10 Hong                      ISSUER          YES          FOR               FOR
 Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #4.I: Re-elect Mr. Thomas Johannes Grote as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.II: Re-elect Mr. Raymond Or Ching Fai as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.III: Re-elect Dr. Hans-Joachim Korber as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.IV: Authorize the Board to fix the                             ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors to purchase                          ISSUER          YES          FOR               FOR
shares not exceeding 10% of the issued share capital
of the Company

PROPOSAL #7.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
restriction on discount and restriction on
refreshment as specified, to issue, allot and deal
with additional shares up to a maximum of 5% of the
issued share capital of the Company, save in the case
 of an allotment for the purpose of an acquisition or
 where the consideration for such allotment is
otherwise than wholly in cash, up to a maximum of 10%
 of the issued share capital of the Company as at the
 date of passing of this resolution

PROPOSAL #8.: Authorize the Directors to issue shares                      ISSUER          YES        AGAINST           AGAINST
 in Resolution No. 7 by the number of shares
repurchased under Resolution No. 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to confirm the mandate of Mr.                        ISSUER          NO           N/A               N/A
Jack L. Stahl as a Director, who was appointed as a
Director by the Board of Directors on 01 AUG 2008 to
fill the un-expired term of the mandate of Dr.
William L. Roper who resigned as a Director as of 31
JUL 2008, until the end of the OGM that will be
requested to approve the annual accounts relating to

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire up to 10% of the outstanding shares of the
Company at a minimum unit price of one EUR 1 and at a
 maximum unit price not higher than 20% above the
highest closing stock market price of the Company's
shares on Euronext Brussels during the 20 trading
days preceding such acquisition, [Authority is
granted for a period of 2 years as from the date of
the EGM o29 APR 2009], and extends to the acquisition
 of shares of the Company by its direct subsidiaries,
 as such subsidiaries are defined by legal provisions
 on the acquisition of shares of the parent Company
by its subsidiaries

PROPOSAL #3.: Approve to delete Article 6 of the                           ISSUER          NO           N/A               N/A
Articles of Association of the Company, which
contains share capital history, and to revise
accordingly the numbering of the other provisions of
the Articles of Association and the cross-references

PROPOSAL #4.: Authorize the Board of Directors, with                       ISSUER          NO           N/A               N/A
the power to subdelegate, to implement the decisions
taken by the EGM, to co-ordinate the text of the
Articles of Association as a result of the above
mentioned amendments, and to carry out all necessary
or useful formalities to that effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the Directors report                                ISSUER          NO           N/A               N/A

PROPOSAL #O.2: Receive the Auditors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #O.3: Receive consolidated financial                              ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #O.4: Approve the annual accounts,                                ISSUER          NO           N/A               N/A
allocation of income and dividends of EUR 1.48 per

PROPOSAL #O.5: Grant discharge of the Directors                            ISSUER          NO           N/A               N/A

PROPOSAL #O.6: Grant discharge of the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #O.7.1: Re-elect Mr. Claire Babrowski as a                        ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.7.2: Re-elect Mr. Pierre Olivier Beckers                       ISSUER          NO           N/A               N/A
as a Director

PROPOSAL #O.7.3: Re-elect Mr. Georges Jacobs De Hagen                      ISSUER          NO           N/A               N/A
 as a Director

PROPOSAL #O.7.4: Re-elect Mr. Didier Smits as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.8.1: Approve to indicate Mr. Claire                            ISSUER          NO           N/A               N/A
Babrowski as a Independent Board Member

PROPOSAL #O.8.2: Approve to indicate Mr. Georges                           ISSUER          NO           N/A               N/A
Jacobs De Hagen as a Independent Board Member

PROPOSAL #O.8.3: Approve to indicate Mr. Jack Stahl                        ISSUER          NO           N/A               N/A
as a Independent Board Member

PROPOSAL #O.9: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions regarding: reimbursement of bonds,
convertible bonds, and commercial papers

PROPOSAL #E.10: Grant authority for the repurchase of                      ISSUER          NO           N/A               N/A
 up to 10% of issued share capital and amend Article
10 accordingly

PROPOSAL #E.11: Approve to suppress Article 6                              ISSUER          NO           N/A               N/A
regarding: history of change in capital

PROPOSAL #E.12: Grant authority to implement the                           ISSUER          NO           N/A               N/A
approved resolutions and filing of required
documents/formalities at trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROCASTLE INVESTMENTS LTD, GUERNSEY
  TICKER:                N/A             CUSIP:     G3222A106
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Keith Dorrian as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect Mr. Randal Nardone as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.: Re-appoint Ernst & Young LLP, as the                         ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company and authorize the Directors to
determine their remuneration

PROPOSAL #4.: Authorize the Company, for the purpose                       ISSUER          YES        AGAINST           AGAINST
of the Companies [Guernsey] Law 2008, as amended [the
 Law], to make market acquisitions [within the
meaning of Section 314 and 315 of the Law] of
ordinary shares of no par value in the capital of the
 Company on such terms and in such manner as the
Directors may from time to time determine, provided
that: i) the maximum number of shares authorized to
be purchased is 18,219,493; ii) the minimum price
which may be paid for a share is GBP 0.01; iii) the
maximum price which may be paid for a share is an
amount equal to 95% of the net asset value per share,
 as set out in the Company's latest published
quarterly results; [Authority expires at the earlier
of the next AGM of the Company or 18 months]; and the
 Company may make a Contract to purchase ordinary
shares under such authority prior to its expiry which
 will or may be executed wholly or partly after its
expiration and the Company may make a purchase or
ordinary shares pursuant to any such Contract

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROPEAN AERONAUTIC DEFENCE AND SPACE NV, SCHIPHOL
  TICKER:                N/A             CUSIP:     F17114103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board report including                           ISSUER          NO           N/A               N/A
chapter on Corporate Governance, policy on dividends,
 and remuneration policy

PROPOSAL #2.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.20 per share

PROPOSAL #4.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify Ernst and Young as the Auditors                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Amend the Article 29 regarding FY and                        ISSUER          NO           N/A               N/A
annual accounts

PROPOSAL #7.: Authorize the Board to issue shares up                       ISSUER          NO           N/A               N/A
to 1% of issued capital and restricting/ excluding
pre-emptive rights

PROPOSAL #8.: Approve the cancellation of shares                           ISSUER          NO           N/A               N/A
repurchased by the Company

PROPOSAL #9.: Grant authority for the repurchase of                        ISSUER          NO           N/A               N/A
up to 10% of issued share capital

PROPOSAL #10.: Elect Mr. Wilfried Porth as a Director                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXCEL MARITIME CARRIERS LTD.
  TICKER:                EXM             CUSIP:     V3267N107
  MEETING DATE:          9/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE AMENDMENT TO                         ISSUER          YES          FOR               FOR
ARTICLE TWELFTH OF THE AMENDED AND RESTATED ARTICLES
OF INCORPORATION.

ELECTION OF DIRECTOR: GABRIEL PANAYOTIDES                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: STAMATIS MOLARIS                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: HANS J. MENDE                                        ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: CORBIN J. ROBERTSON III                              ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: FRITHJOF PLATOU                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EVANGELOS MACRIS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: APOSTOLOS KONTOYANNIS                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL CORNELL                                         ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: TREVOR J. WILLIAMS                                   ISSUER          YES          FOR               FOR

PROPOSAL #03: PROPOSAL TO RATIFY AND APPROVE THE                           ISSUER          YES          FOR               FOR
APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING
DECEMBER 31, 2007 AND DECEMBER 31, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXIDE TECHNOLOGIES
  TICKER:                XIDE            CUSIP:     302051206
  MEETING DATE:          9/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: HERBERT F. ASPBURY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL R. D'APPOLONIA                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID S. FERGUSON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL W. JENNINGS                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOSEPH V. LASH                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. REILLY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL P. RESSNER                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GORDON A. ULSH                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CARROLL R. WETZEL                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR FISCAL 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXXON MOBIL CORPORATION
  TICKER:                XOM             CUSIP:     30231G102
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: M.J. BOSKIN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.R. FAULKNER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: K.C. FRAZIER                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W.W. GEORGE                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.C. KING                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.C. NELSON                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: S.J. PALMISANO                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: S.S REINEMUND                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.W. TILLERSON                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: E.E. WHITACRE, JR.                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS                         ISSUER          YES          FOR               FOR
(PAGE 50)

PROPOSAL #03: CUMULATIVE VOTING (PAGE 51)                                SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #04: SPECIAL SHAREHOLDER MEETINGS (PAGE 53)                     SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #05: INCORPORATE IN NORTH DAKOTA (PAGE 54)                      SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: BOARD CHAIRMAN AND CEO (PAGE 55)                           SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #07: SHAREHOLDER ADVISORY VOTE ON EXECUTIVE                     SHAREHOLDER       YES        AGAINST             FOR
COMPENSATION (PAGE 57)

PROPOSAL #08: EXECUTIVE COMPENSATION REPORT (PAGE 59)                    SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #09: CORPORATE SPONSORSHIPS REPORT (PAGE 60)                    SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #10: AMENDMENT OF EEO POLICY (PAGE 62)                          SHAREHOLDER       YES          FOR             AGAINST

PROPOSAL #11: GREENHOUSE GAS EMISSIONS GOALS (PAGE 63)                   SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #12: CLIMATE CHANGE AND TECHNOLOGY REPORT                       SHAREHOLDER       YES        ABSTAIN           AGAINST
(PAGE 65)

PROPOSAL #13: RENEWABLE ENERGY POLICY (PAGE 66)                          SHAREHOLDER       YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAIRFAX FINANCIAL HOLDINGS LIMITED
  TICKER:                FFH             CUSIP:     303901102
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANTHONY F. GRIFFITHS                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. GUNN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN D. HORN                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID L. JOHNSTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRANDON W. SWEITZER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: V. PREM WATSA                                        ISSUER          YES          FOR               FOR

PROPOSAL #02: APPOINTMENT OF AUDITORS.                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAMILY DOLLAR STORES, INC.
  TICKER:                FDO             CUSIP:     307000109
  MEETING DATE:          1/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARK R. BERNSTEIN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAMELA L. DAVIES                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHARON ALLRED DECKER                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDWARD C. DOLBY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GLENN A. EISENBERG                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HOWARD R. LEVINE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GEORGE R. MAHONEY, JR.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES G. MARTIN                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HARVEY MORGAN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DALE C. POND                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE ACTION OF THE COMPANY'S                        ISSUER          YES          FOR               FOR
AUDIT COMMITTEE IN APPOINTING PRICEWATERHOUSECOOPERS
LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF
FAMILY DOLLAR FOR THE FISCAL YEAR ENDING AUGUST 29,
2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIAT S P A
  TICKER:                N/A             CUSIP:     T4210N122
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
allocation of income

PROPOSAL #2.: Approve to fix the number of Directors,                      ISSUER          NO           N/A               N/A
 elect the Directors and approve their remuneration
and appoint Internal Statutory Auditors and approve
their remuneration

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHREHOLDER PROPOSAL: elect Messrs. Gian Maria Gros-
Pietro, Mario Zibetti, Andrea Agnelli, Carlo Barel di
 Sant'Albano, Roland Berger, Tiberto Brandolini
d'Adda, Rene Carron, Luca Cordero di Montezemolo,
John Elkann, Luca Garavoglia, Sergio Marchionne,
Virgilio Marrone, Pasquale Pistorio, Ratan Tata,
Vittorio Mincato as the Board of Directors and
Messrs. Giuseppe Camosci, Piero Locatelli, Lionello
Jonia Celesia as the Effective Auditors and Messrs.
Lucio Pasquini, Fabrizio Mosca, Paolo Piccati as the

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHREHOLDER PROPOSAL: elect Mr. Riccardo Perotta as
the Effective Auditors and Mr. Stefano Orlando as
Alternate Auditors

PROPOSAL #4.: Grant authority for the Share                                ISSUER          NO           N/A               N/A
Repurchase Program and re-issuance of repurchased

PROPOSAL #5.: Approve the Restricted Stock Plan 2009-                      ISSUER          NO           N/A               N/A
2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIDELITY NATIONAL FINANCIAL, INC
  TICKER:                FNF             CUSIP:     31620R105
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRANK P. WILLEY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIE D. DAVIS                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2009 FISCAL YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIFTH THIRD BANCORP
  TICKER:                FITB            CUSIP:     316773100
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO AMEND ARTICLE FOURTH,                            ISSUER          YES          FOR               FOR
SECTION (A)2)(D)1. OF THE ARTICLES OF INCORPORATION
TO ALLOW LIMITED VOTING RIGHTS TO A NEW SERIES OF
PREFERRED STOCK FOR ISSUANCE TO THE U.S. DEPT. OF
TREASURY, ALL AS MORE FULLY DESCRIBED IN THE PROXY
STATEMENT.

PROPOSAL #02: PROPOSAL TO AMEND ARTICLE FOURTH,                            ISSUER          YES          FOR               FOR
SECTION (A)2)(C)6. OF THE ARTICLES OF INCORPORATION
TO ALLOW CERTAIN OF THE SAME LIMITED VOTING RIGHTS TO
 THE EXISTING SERIES G PREFERRED STOCK, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #03: PROPOSAL TO AMEND ARTICLE FOURTH,                            ISSUER          YES          FOR               FOR
SECTION (A)2)(D) OF THE ARTICLES OF INCORPORATION TO
PROVIDE GREATER FLEXIBILITY IN THE TERMS OF ANY
FUTURE SERIES OF PREFERRED STOCK, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #04: PROPOSAL TO APPROVE THE ADJOURNMENT OF                       ISSUER          YES          FOR               FOR
THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IN
THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE
TIME OF THE SPECIAL MEETING, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FINMECCANICA SPA
  TICKER:                N/A             CUSIP:     T4502J151
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, the Board of Directors, the Board of Auditors
and the Audit Company reports; related resolutions

PROPOSAL #2.1: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Ministero dell
 Economia.  To view the complete list please visit
the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840

PROPOSAL #2.2: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Mediobanca.
To view the complete list please visit the below URL:
 https://materials.proxyvote.com/Approved/99999Z/1984
0101/INFST_39046.PDF

PROPOSAL #2.3: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Italian Funds.
  To view the complete list please visit the below
URL:
https://materials.proxyvote.com/Approved/99999Z/19840

PROPOSAL #3.: Appoint the Chairman of the Board of                         ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #4.: Approve to determine the emoluments to                       ISSUER          NO           N/A               N/A
the Board of Auditors

PROPOSAL #5.: Grant authority to purchase and dispose                      ISSUER          NO           N/A               N/A
 own shares in favor of the incentive equity plan;
related and consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FINMECCANICA SPA, ROMA
  TICKER:                N/A             CUSIP:     T4502J151
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
increase the stock capital, as per Article 2443 of
the Italian Civil Code, against payment in one or
more instalments, for a maximum amount of EUR
1,400,000,000; approve to revoke the previous
resolution about the stock capital increase taken by
the extraordinary meeting held on 30 MAY 2007;
resolutions realted thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRST PAC LTD
  TICKER:                N/A             CUSIP:     G34804107
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt audited accounts and                       ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final cash dividend of HKD                         ISSUER          YES          FOR               FOR
6.00 cents [US. 0.77 cent] per ordinary share for the
 year ended 31 DEC 2008

PROPOSAL #3.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors of the Company to fix their remuneration

PROPOSAL #4.i: Re-elect Mr. Anthoni Salim as a Non-                        ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company for a fixed term of
 not more than 3 years, commencing on the date of
this AGM and ending on the earlier of [a] the date of
 the Company's AGM to be held in the calendar year
2012 or [b] 02 JUN 2012 or [c] the date on which Mr.
Anthoni Salim retires by rotation pursuant to the
Code on Corporate Governance Practices adopted by the
 Company and/or the Bye-Laws

PROPOSAL #4.ii: Re-elect Mr. Sutanto Djuhar as a Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company for a fixed term of
 not more than 1 year, commencing on the date of this
 AGM and ending on the earlier of [a] the date of the
 Company's AGM to be held in the calendar year 2010
or [b] 02 JUN 2010

PROPOSAL #4.iii: Re-elect Mr. Tedy Djuhar as a Non-                        ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company for a fixed term of
 not more than 1 year, commencing on the date of this
 AGM and ending on the earlier of [a] the date of the
 Company's AGM to be held in the calendar year 2010
or [b] 02 JUN 2010

PROPOSAL #4.iv: Re-elect Mr. Ibrahim Risjad as a Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company for a fixed term of
 not more than 1 year, commencing on the date of this
 AGM and ending on the earlier of [a] the date of the
 Company's AGM to be held in the calendar year 2010
or [b] 02 JUN 2010

PROPOSAL #5.i: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Executive Directors' remuneration pursuant to
 the Company's Bye law

PROPOSAL #5.ii: Approve to fix the remuneration of                         ISSUER          YES          FOR               FOR
the Non Executive Directors at the Sum of USD 5,000
for each meeting attended in person or by telephone
conference call, as shall be determined by the Board
from time to time

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company to appoint additional Directors as an
addition to the Board, but so that the maximum number
 of Directors so appointed by the Directors shall not
 in any case exceed the maximum number of Directors
specified in the Company's Bye-laws from time to time
 and any person so appointed shall remain as a
Director only until the next following AGM of the

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot issue and deal with additional shares in the
 Company and to make or grant offers, agreements and
options [including bonds, warrants and debentures
convertible into shares of the Company], during the
and after the relevant period, the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise], by the
Directors of the Company, otherwise than pursuant to
i] a rights issue, or ii] the exercise of rights of
subscription or conversion under the terms of any
warrants issued by the Company or any securities
which are convertible into shares of the Company, or
iii] the exercise of options granted under any share
option scheme adopted by the Company, or iv] any
scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Bye-laws of the Company, shall not exceed
20% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required either by Law or by the
Company's Bye-laws to be held]

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase issued shares of USD 0.01 each in the
capital of the Company, during the relevant period,
on the Stock Exchange of Hong Kong Limited [the Stock
 Exchange] or any other stock exchange on which the
shares may be listed, and which is recognized for
this purpose by the Securities and Futures Commission
 of Hong Kong and the Stock Exchange, in accordance
with all applicable laws, including the Hong Kong
Code on share repurchases and the Rules Governing the
 Listing of Securities on the Stock Exchange of Hong
Kong Limited, the aggregate nominal amount of share
capital which may be purchased or agreed
conditionally or unconditionally to be purchased by
the Directors of the Company shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required either by Law or by the

PROPOSAL #9.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 7 and 8, the aggregate nominal amount
of the number of shares in the capital of the Company
 that shall have been repurchased by the Company
after the date hereof pursuant to and in accordance
with the Ordinary Resolution 8 shall be added to the
aggregate nominal amount of share capital that may be
 allotted and issued or agreed conditionally or
unconditionally to be allotted and issued by the
Directors of the Company pursuant to the general
mandate to allot and issue shares granted to the
Directors of the Company by the Resolution 7

PROPOSAL #10.: Approve, the existing limit on the                          ISSUER          YES        AGAINST           AGAINST
grant of options under the executive stock option
plan [Metro Pacific Stock Option Plan] of Metro
Pacific Investments Corporation [Metro Pacific]
adopted by the Company on 01 JUN 2007 [the Scheme]
refreshed so that the total number of shares of Metro
 Pacific [Metro Pacific Shares] to be allotted and
issued upon exercise of any options to be granted
under the Metro Pacific Stock Option Plan shall not
exceed 10% of the total number of Metro Pacific
Shares in issue as at the date of the passing of this
 resolution [Refreshed Stock Option Plan Limit] and
that the Directors be and are hereby authorized to do
 such acts and execute such documents to effect the
Refreshed Stock Option Plan Limit and to exercise all
 powers of the Company to allot, issue and deal with
the Metro Pacific Shares pursuant to the exercise of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRSTRAND LTD
  TICKER:                N/A             CUSIP:     S5202Z131
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Patrick Maguire Goss as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.2: Re-elect Mr. Aser Paul Nkuna as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. Khehla Cleopas Shubane as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.1: Elect Mr. Leon Crouse as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect Mr. Amanda Tandiwe Nzimande as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.3: Elect Mr. Kgotso Buni Schoeman as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Directors fees                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the PricewaterhouseCoopers                        ISSUER          YES          FOR               FOR
Inc as the Auditors

PROPOSAL #8.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the placement of the unissued                        ISSUER          YES          FOR               FOR
shares under the control of the Directors

PROPOSAL #10.: Approve the general issue of ordinary                       ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #11.: Approve the general issue of                                ISSUER          YES          FOR               FOR
preference shares for cash

PROPOSAL #S.12: Grant authority to repurchase Company                      ISSUER          YES          FOR               FOR
 shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FLEETWOOD ENTERPRISES, INC.
  TICKER:                FLE             CUSIP:     339099103
  MEETING DATE:          9/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: LOREN K. CARROLL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. MICHAEL HAGAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN T. MONTFORD                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVE TO INCREASE THE TOTAL NUMBER OF                      ISSUER          YES        AGAINST           AGAINST
 SHARES OF CAPITAL STOCK THAT FLEETWOOD IS AUTHORIZED
 TO ISSUE FROM 160,000,000 SHARES TO 310,000,000
SHARES BY INCREASING THE TOTAL NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO
300,000,000 SHARES AND TO DECREASE THE PAR VALUE OF
THE COMMON STOCK FROM $1.00 PER SHARE TO $0.01 PER

PROPOSAL #03: TO APPROVE THE POSSIBLE ISSUANCE OF                          ISSUER          YES          FOR               FOR
SHARES OF COMMON STOCK IN SETTLEMENT OF OUR POTENTIAL
 OBLIGATION TO REPURCHASE OUR OUTSTANDING 5%
CONVERTIBLE SENIOR SUBORDINATED DEBENTURES.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL 2009.

PROPOSAL #05: TO AUTHORIZE THE BOARD OF DIRECTORS, IN                      ISSUER          YES        AGAINST           AGAINST
 ITS DISCRETION, TO ADJOURN OR POSTPONE THE ANNUAL
MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORRESTER RESEARCH, INC.
  TICKER:                FORR            CUSIP:     346563109
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT M. GALFORD                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G.G. TEICHGRAEBER                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT AND RESTATEMENT                      ISSUER          YES          FOR               FOR
 OF THE FORRESTER RESEARCH, INC. EMPLOYEE STOCK
PURCHASE PLAN.

PROPOSAL #03: TO RATIFY THE SELECTION OF BDO SEIDMAN,                      ISSUER          YES          FOR               FOR
 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

PROPOSAL #04: TO TRANSACT SUCH OTHER BUSINESS AS MAY                       ISSUER          YES        AGAINST           AGAINST
PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS
 THEREOF.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.: Closure                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.1: To Special report by the Board of                           ISSUER          NO           N/A               N/A
Directors and deliberation in accordance with Article
 633, paragraph 1 of the Companies code

PROPOSAL #4.2: Approve to continue the business of                         ISSUER          NO           N/A               N/A
the Company after having been informed of the
measures set out in the special report aimed at
turning around the financial situation of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRANCE TELECOM SA
  TICKER:                N/A             CUSIP:     F4113C103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing the earnings for the FY of EUR
3,234,431,372.50; grant permanent discharge to the
Members of the Board of Directors for the performance
 of their duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the consolidated
 financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve to acknowledge the earnings                         ISSUER          YES          FOR               FOR
amount to EUR 3,234,431,372.50 and decide to allocate
 to the Legal Reserve EUR 256,930.00 which shows a
new amount of EUR 1,045,996,494.40 notes that the
distributable income after allocating to the Legal
Reserve EUR 256,930.00 and taking into account the
retained earnings amounting to EUR 12,454,519,240.25,
 amounts to EUR 15,688,693,682.75, resolve to pay a
dividend of EUR 1.40 per share which will entitle to
the 40% deduction provided by the French General Tax
Code and to appropriate the balance of the
distributable income to the 'Retained Earnings'
account, and the interim dividend of EUR 0.60 was
already paid on 11 SEP 2008; receive a remaining
dividend of EUR 0.80 on E-half of the dividend
balance, I.E, EUR 0.40, will be paid in shares as per
 the following conditions: the shareholders may opt
for the dividend payment in shares from 02 JUN 2009
to 23 JUN 2009, the balance of the dividend will be
paid on 30 JUN 2009, regardless the means of payment;
 the shares will be created with dividend rights as
of 01 JAN 2009, in the event that the Company holds
some of its own shares shall be allocated to the
retained earnings account as required By Law

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Articles L.225-38
of the French Commercial Code; approve the said
report and the agreements referred to therein

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Ernst and Young audit as the Statutory Auditor for a
6-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Auditex as the Deputy Auditor for a 6-year period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Deloitte ET Association as the Statutory Auditor for
a 6-year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Beas as the Deputy Auditor for a 6-year period

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buyback the Company's shares in the open market,
subject to the conditions described below: maximum
purchase price: EUR 40.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the shares buybacks: EUR
10,459,964,944.00, and to take all necessary measures
 and accomplish all necessary formalities; [Authority
 expires at the end of 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders meeting of 27 MAY 2008 in

PROPOSAL #E.10: Amend the Article NR 13 of the Bye-                        ISSUER          YES          FOR               FOR
Laws Board of Directors, in order to fix the minimal
number of shares in the Company, of which the
Directors elected by the General Meeting must be
holders

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, with the shareholders preferential
subscription right maintained, shares in the Company
and the securities giving access to shares of the
Company or one of its subsidiaries; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting 21 MAY 2007 in resolution 8,
 the maximum nominal amount of capital increase to be
 carried out under this delegation authority shall
not exceed EUR 2,000,000,000.00, the overall nominal
amount of debt securities to be issued shall not
exceed EUR 10,000,000,000.00 and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue by way of a public offering and or by way of an
 offer reserved for qualified investors in accordance
 with the Financial and Monetary code, with
cancellation of the shareholders preferential
subscription rights, shares in the Company or one of
its subsidiaries; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders
meeting 21 MAY 2007 in resolution 9, the maximum
nominal amount of capital increase to be carried out
under this delegation authority shall not exceed the
overall value governed by the current legal and
regulatory requirements, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution and
to take all necessary measures and accomplish all

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued, at
the same price as the initial issue, within 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue, for each of the
 issues decided in accordance with resolutions 11 and
 12, subject to the compliance with the overall value
 set forth in the resolution where the issue is
decided; [Authority expires at the end of 26-month

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's shares or securities giving access to
 the Company's existing or future shares, in
consideration for securities tendered in a public
exchange offer initiated in France or abroad by the
Company concerning the shares of another listed
Company; [Authority expires at the end of 26-month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting 21
MAY 2007 in resolution 12 the maximum nominal amount
of capital increase to be carried out under this
delegation authority is set at EUR 1,500,000,000.00,
the total nominal amount of capital increase to be
carried out under this delegation of authority shall
count against the overall value of capital increase
set by resolution 12, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution 11
and to take all necessary measures and accomplish all
 necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital up to a nominal overall
amount representing 10% of the share capital by way
of issuing Company's shares or securities giving
access to the existing or future shares, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to the share capital, the
nominal overall value of capital increase resulting
from the issues decided by virtue of the present
resolution 12, the overall amount of debt securities
to be issued shall not exceed and shall count
against, the overall value related to debt securities
 set forth in the previous resolution 11; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in resolution
 13, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, the share capital
issuance of the Company's shares to be subscribed
either in cash or by offsetting of the debts, the
maximum nominal amount increase to be carried out
under this delegation of authority is set at EUR
70,000,000.00, this amount shall count against the
ceiling set forth in Resolution 18, and to cancel the
 shareholders preferential subscription rights in
favour of the holders of options giving the right to
subscribe shares or shares of the Company Orange
S.A., who signed a liquidity contract with the
Company , and to take all necessary measures and
accomplish all necessary formalities; [Authority
expires at the end of 18-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in resolution

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed on 1 or more occasions with the issue and the
 allocation free of charge of liquidity instruments
on options (ILO), in favour of the holders of options
 giving the right to subscribe shares of the Company
Orange S.A., having signed a liquidity contract with
the Company, the maximum nominal amount increase to
be carried out under this delegation of authority is
set at EUR 1,000,000.00 this amount shall count
against the ceiling set forth in Resolution 18 and to
 take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 14

PROPOSAL #E.18: Adopt the 7 previous resolutions and                       ISSUER          YES          FOR               FOR
approve to decides that the maximum nominal amount
pertaining to the capital increases to be carried out
 with the use of the delegations given by these 7
resolutions set at EUR 3,500,000,000.00

PROPOSAL #E.19: Authorize the Board of Directors, to                       ISSUER          YES          FOR               FOR
issue on 1 or more occasions, in France or abroad,
and, or on the international market, any securities
(Other than shares) giving right to the allocation of
 debt securities, the nominal amount of debt
securities to be issued shall not exceed EUR
7,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in Resolution

PROPOSAL #E.20: Approve to delegate to the securities                      ISSUER          YES          FOR               FOR
 all powers to increase the share capital in 1 or
more occasions, by way of capitalizing reserves,
profits or premiums, provided that such
capitalization is allowed by Law and under the Bye-
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods, the ceiling of the nominal amount of
capital increase resulting from the issues carried by
 virtue of the present delegation is set at EUR
2,000,000,000.00; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free on 1 or more occasions, existing
shares in favour of the employees or the corporate
officers of the Company and related groups or
Companies, they may not represent more than 1% of the
 share capital and it has been decided to cancel the
shareholder's preferential subscription rights in
favour of the beneficiaries mentioned above, and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 38-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 21 MAY 2007 in Resolution 12

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on 1 or more occasions by
issuing shares or securities giving access to
existing or future shares in the Company in favour of
 employees and former employees who are members of a
Company Savings Plan of the France Telecom Group or
by way of allocating free of charge shares or
securities giving access to the Company's existing or
 future shares, i.e., by way of capitalizing the
reserves, profits or premiums, provided that such
capitalization is allowed by Law under the Bye-Laws,
the overall nominal value of capital increase
resulting from the issues carried out by virtue of
the present resolution is set at EUR 500,000,000.00,
the ceiling of the nominal amount of France Telecom's
 capital increase resulting from the issues carried
out by capitalizing reserves, profits or premiums is
also set at EUR 500,000,000.00 and it has been
decided to cancel the shareholders preferential
subscription rights in favour of the beneficiaries
mentioned above and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 6-month period]; it supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in Resolution

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with
repurchase plans authorized prior and posterior to
the date of the present shareholders meeting and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 16

PROPOSAL #E.24: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRASER PAPERS INC
  TICKER:                N/A             CUSIP:     355521105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Corporation's Articles of                          ISSUER          YES          FOR               FOR
Incorporation to reflect a minimum of 3 Directors and
 a maximum of 7 Directors

PROPOSAL #2.1: Elect Mr. Paul E. Gagne as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Elect Mr. Dominic Gammiero as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.3: Elect Mr. J. Peter Gordon as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Mr. Aldea Landry as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Elect Mr. Samuel J.B. Pollock as a                          ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #3.: Appoint Ernst & Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors for the ensuing year and authorize the
Directors to fix the remuneration to be paid to the
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS MED CARE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D2734Z107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code, and approval of the financial
statement for 2008 FY

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 761,954,502.81 as
follows: payment of a dividend of EUR 0.58 per
ordinary share and EUR 0.60 per preferred share EUR
589,187,597.93 shall be carried forward ex-dividend
and payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the acts of the general                      ISSUER          NO           N/A               N/A
 partner

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY.: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS MEDICAL CARE AG & CO. KGAA
  TICKER:                FMS             CUSIP:     358029106
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: RESOLUTION ON THE APPROVAL OF THE                            ISSUER          YES          FOR               FOR
ANNUAL FINANCIAL STATEMENTS OF FRESENIUS MEDICAL CARE
 AG & CO. KGAA FOR THE FINANCIAL YEAR 2008

PROPOSAL #02: RESOLUTION ON THE ALLOCATION OF                              ISSUER          YES          FOR               FOR
DISTRIBUTABLE PROFIT

PROPOSAL #03: RESOLUTION ON THE APPROVAL OF THE                            ISSUER          YES          FOR               FOR
ACTIONS OF THE GENERAL PARTNER

PROPOSAL #04: RESOLUTION ON THE APPROVAL OF THE                            ISSUER          YES          FOR               FOR
ACTIONS OF THE MEMBERS OF THE SUPERVISORY BOARD

PROPOSAL #05: ELECTION OF THE AUDITORS AND                                 ISSUER          YES          FOR               FOR
CONSOLIDATED GROUP AUDITORS FOR THE FINANCIAL YEAR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESH DEL MONTE PRODUCE INC.
  TICKER:                FDP             CUSIP:     G36738105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: TO RE-ELECT MOHAMMAD ABU-GHAZALEH AS A                       ISSUER          YES          FOR               FOR
DIRECTOR FOR A TERM EXPIRING AT THE 2012 ANNUAL
GENERAL MEETING.

PROPOSAL #1B: TO RE-ELECT HANI EL-NAFFY AS A DIRECTOR                      ISSUER          YES          FOR               FOR
 FOR A TERM EXPIRING AT THE 2012 ANNUAL GENERAL

PROPOSAL #1C: TO RE-ELECT JOHN H. DALTON AS A                              ISSUER          YES          FOR               FOR
DIRECTOR FOR A TERM EXPIRING AT THE 2012 ANNUAL

PROPOSAL #02: PROPOSAL TO APPROVE AND ADOPT THE                            ISSUER          YES          FOR               FOR
COMPANY'S FINANCIAL STATEMENTS FOR FISCAL YEAR ENDED
DECEMBER 26, 2008.

PROPOSAL #03: PROPOSAL TO APPROVE AND RATIFY THE                           ISSUER          YES          FOR               FOR
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR
THE FISCAL YEAR ENDING JANUARY 1, 2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUBON FINL HLDG CO LTD
  TICKER:                N/A             CUSIP:     Y26528102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 Audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of the corporate                       ISSUER          NO           N/A               N/A
bonds via private placement

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[there is no dividend will be distributed]

PROPOSAL #B.3: Approve that the Company intends to                         ISSUER          YES          FOR               FOR
develop a plan for the long term raising of capital
and authorize the Board of Directors to take
appropriate measures at the appropriate time to

PROPOSAL #B.4: Approve the revision to the procedure                       ISSUER          YES          FOR               FOR
of asset acquisition or disposal

PROPOSAL #B.5: Elect Mr. K. C. Chen, ID NO.:                               ISSUER          YES          FOR               FOR
A210358712 as an Independent Director to the 4th term
 of Board of Directors

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJI HEAVY INDUSTRIES LTD.
  TICKER:                N/A             CUSIP:     J14406136
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJIFILM HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J14208102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #7.: Granting of Remuneration to Directors                        ISSUER          YES          FOR               FOR
under the Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJITSU FRONTECH LIMITED
  TICKER:                N/A             CUSIP:     J15666100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Expand
Business Lines

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJITSU LIMITED
  TICKER:                N/A             CUSIP:     J15708159
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUKUOKA FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J17129107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FYFFES PLC
  TICKER:                N/A             CUSIP:     G34244106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the statements of                       ISSUER          YES          FOR               FOR
account for the YE 31 DEC 2008 and the reports of the
 Directors and Auditor thereon

PROPOSAL #2.: Approve the interim dividend and                             ISSUER          YES          FOR               FOR
declare a final dividend of 1 cent per share on the
ordinary shares for the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. J. P. Tolan as a                               ISSUER          YES        AGAINST           AGAINST
Director, who retire in accordance with the Articles
of Association and/or the Combined Code on Corporate
Governance

PROPOSAL #3.b: Re-elect Mr. C. Bos as a Director, who                      ISSUER          YES          FOR               FOR
 retire in accordance with the Articles of
Association and/or the Combined Code on Corporate

PROPOSAL #3.c: Re-elect Dr. P. F. Clover as a                              ISSUER          YES        AGAINST           AGAINST
Director, who retire in accordance with the Articles
of Association and/or the Combined Code on Corporate
Governance

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditor for the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities [within the meaning of Section 20
 of the Companies [Amendment] Act, 1983] up to an
aggregate nominal amount of EUR 6,836,896
[113,948,273 shares] [Authority expires at the
earlier of the close of business on the date of the
next AGM after the passing of this resolution or 13
AUG 2010] however that the Company may before such
expiry make an offer or agreement which would or
might require relevant securities to be allotted
after such expiry and the Directors may allot
relevant securities in pursuance of such offer or
agreement as if the authority hereby conferred had

PROPOSAL #S.6: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Article 7[d] of the Articles of Association and
Section 24 of the Companies [Amendment] Act, 1983 to
allot equity securities [as defined by Section 23 of
that Act] for cash pursuant to the authority to allot
 relevant securities conferred on the Directors by
Resolution 5 above in the notice of this meeting as
if subsection [1] of the said Section 23 did not
apply to any such allotment provided that this power
shall be limited to the matters provided for in
Article 7[d][i] and [ii] of the Articles of
Association and provided further that the aggregate
nominal value of any shares which may be allotted
pursuant to Article 7[d][ii] may not exceed EUR
1,035,893 [17,264,890 shares] representing 5% of the
nominal value of the issued share capital

PROPOSAL #S.7: Authorize the Company and/or any                            ISSUER          YES          FOR               FOR
subsidiary [as defined by Section 155 of the
Companies Act, 1963] to make market purchases [as
defined by Section 212 of the Companies Act, 1990] of
 shares of any class in the Company [shares] on such
terms and conditions and in such manner as the
directors may determine from time to time but subject
 to the provisions of the Companies Act, 1990 and to
the following restrictions and provisions:- [a] The
maximum number of ordinary shares [as defined in the
Articles of Association of the Company] authorized to
 be acquired pursuant to this resolution shall not
exceed 34,529,780 [representing 10% of the issued
share capital]; [b] the minimum price which may be
paid for any share shall be an amount equal to the
nominal value thereof; [c] the maximum price which
may be paid for any share [a relevant share] shall be
 an amount equal to 105% of the average of the five
amounts resulting from determining whichever of the
following [i], [ii] or [iii] specified below in
relation to the shares of the same class as the
relevant share shall be appropriate for each of the
five business days immediately preceding the day on
which the relevant share is purchased, as determined
from the information published in the Irish Stock
Exchange Daily Official List reporting the business
done on each of those five business days: [i] if
there shall be more than one dealing reported for the
 day, the average of the prices at which such
dealings took place; or [ii] if there shall be only
one dealing reported for the day, the price at which
such dealing took place; or [iii] if there shall not
be any dealing reported for the day, the average of
the high and low market guide prices for that day;
and if there shall be only a high [but not a low] or
a low [but not a high] market guide price reported,
or if there shall not be any market guide price
reported, for any particular day then that day shall
not count as one of the said five business days for
the purposes of determining the maximum price. If the
 means of providing the foregoing information as to
dealings and prices by reference to which the maximum
 price is to be determined is altered or is replaced
by some other means, then a maximum price shall be
determined on the basis of the equivalent information
 published by the relevant authority in relation to
dealings on the Irish Stock Exchange or its
equivalent; [authority expire at the close of
business on the date of the next AGM of the Company
or 13 AUG 2010, whichever is the earlier] unless
previously varied, revoked or renewed by special
resolution in accordance with the provisions of
Section 215 of the Companies Act, 1990; the Company
or any such subsidiary may, before such expiry, enter
 into a contract for the purchase of shares which
would or might be executed wholly or partly after
such expiry and may complete any such contract as if
the authority conferred hereby had not expired

PROPOSAL #S.8: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 7, for the purposes of Section 209 of the
Companies Act, 1990, the reissue price range at which
 any treasury shares [as defined by the said Section
209] for the time being held by the Company may be
reissued off-market shall be as follows: [a] the
maximum price at which a treasury share may be
reissued off-market shall be an amount equal to 120%
of the appropriate price and [b] the minimum price at
 which a treasury share may be re-issued off-market
shall be the nominal value of the share where such a
share is required to satisfy an obligation under an
employee share scheme [as defined in the Listing
Rules of The Irish Stock Exchange Limited] operated
by the Company or, in all other cases, an amount
equal to 95% of the appropriate price; for the
purposes of this resolution the expression
appropriate price shall mean the average of the 5
amounts resulting from determining whichever of the
following [i], [ii] or [iii] specified below in
relation to shares of the class of which such
treasury share is to be reissued shall be appropriate
 in respect of each of the 5 business days
immediately preceding the day on which the treasury
share is reissued, as determined from information
published in the Irish Stock Exchange Daily Official
List reporting the business done in each of those 5
business days:- [i] if there shall be more than one
dealing reported for the day, the average of the
prices at which such dealings took place; or [ii] if
there shall be only one dealing reported for the day,
 the price at which such dealing took place; or [iii]
 if there shall not be any dealing reported for the
day, the average of the high or low market guide
prices for the day; and if there shall be only a high
 [but not a low] or a low [but not a high] market
guide price reported, or if there shall not be any
market guide price reported, for any particular day
then that day shall not count as one of the said five
 business days for the purposes of determining the
appropriate price; if the means of providing the
foregoing information as to dealings and prices by
reference to which the appropriate price is to be
determined is altered or is replaced by some other
means, then the appropriate price shall be determined
 on the basis of the equivalent information published
 by the relevant authority in relation to dealings on
 the Irish Stock Exchange or its equivalent;
[Authority shall expire at the close of business on
the day of the next AGM of the Company or 13 AUG
2010, whichever is the earlier] unless previously
varied or renewed in accordance with the provisions

PROPOSAL #S.9: Approve to resolve, with effect from                        ISSUER          YES          FOR               FOR
the implementation into Irish Law of Directive
2007/36/EC of the European Parliament and of the
Council of 11 JUL 2007 on the exercise of certain
rights of shareholders and listed Companies, the
provision in Article 55[a] allowing for the convening
 of an EGM by at least 14 days notice in writing
[where such meetings are not convened for the passing
 of a special resolution] shall continue to be

PROPOSAL #S.10: Amend the Clause 5 of the Memorandum                       ISSUER          YES          FOR               FOR
of Association of the Company as specified

PROPOSAL #S.11: Amend the Articles 1, 73 to 77 and 79                      ISSUER          YES          FOR               FOR
 as specified

PROPOSAL #S.12: Adopt, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolutions 10 and 11, the Articles of Association of
 the Company in the form attached, as the Articles of
 Association of the Company to the replacement and
exclusion of all previous Articles

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GALIFORM PLC
  TICKER:                N/A             CUSIP:     G37704106
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and                           ISSUER          YES          FOR               FOR
reports of the Directors and the Independent Auditors
 thereon

PROPOSAL #2.: Re-appoint Mr. Mattew Ingle as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.: Re-appoint Mr. Peter Wallis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #6.: Grant authority to increase the                              ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #7.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report and policy

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to disapply pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to purchase own shares                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association - Notice of general meetings

PROPOSAL #12.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association - the Company's objects

PROPOSAL #13.: Grant authority for a general meeting                       ISSUER          YES          FOR               FOR
to be called with not less than 14 days notice

PROPOSAL #14.: Approve the Galiform Long Term                              ISSUER          YES          FOR               FOR
Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAP INC.
  TICKER:                GPS             CUSIP:     364760108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ADRIAN D. P. BELLAMY                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOMENICO DE SOLE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD G. FISHER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT J. FISHER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BOB L. MARTIN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JORGE P. MONTOYA                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GLENN K. MURPHY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES M. SCHNEIDER                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MAYO A. SHATTUCK III                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KNEELAND C. YOUNGBLOOD                               ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY
30, 2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GARTNER, INC.
  TICKER:                IT              CUSIP:     366651107
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL J. BINGLE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD J. BRESSLER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KAREN E. DYKSTRA                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RUSSELL P. FRADIN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANNE SUTHERLAND FUCHS                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM O. GRABE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EUGENE A. HALL                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MAX D. HOPPER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN R. JOYCE                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHEN G. PAGLIUCA                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES C. SMITH                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY W. UBBEN                                     ISSUER          YES          FOR               FOR

PROPOSAL #13: AMENDMENT AND RESTATEMENT OF 2003 LONG-                      ISSUER          YES          FOR               FOR
TERM INCENTIVE PLAN

PROPOSAL #14: RATIFICATION OF SELECTION OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of the                         ISSUER          YES          FOR               FOR
Company.

PROPOSAL #2.: Approval of the annual accounting                            ISSUER          YES          FOR               FOR
statements, including the profit and loss reports
[profit and loss accounts] of the Company.

PROPOSAL #3.: Approval of the distribution of profit                       ISSUER          YES          FOR               FOR
of the Company based on the results of 2008.

PROPOSAL #4.: Regarding the amount of, time for and                        ISSUER          YES          FOR               FOR
form of payment of dividends based on the results of
2008.

PROPOSAL #5.: Approval of the External Auditor of the                      ISSUER          YES          FOR               FOR
 Company.

PROPOSAL #6.: Regarding the remuneration of Members                        ISSUER          YES        AGAINST           AGAINST
of the Board of Directors and Audit Commission of the
 Company.

PROPOSAL #7.1: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] regarding receipt by OAO
Gazprom of funds in a maximum sum of 500 million U.S.
 dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.2: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO regarding receipt by OAO Gazprom of funds
 in a maximum sum of 1.5 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.3: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank regarding receipt by OAO Gazprom of funds in a
maximum sum of 1 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.4: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and State
Corporation Bank for Development and Foreign Economic
 Affairs [Vnesheconombank] regarding receipt by OAO
Gazprom of funds in a maximum sum of 6 billion U.S.
dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.5: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Rosselkhozbank regarding receipt by OAO Gazprom of
funds in a maximum sum of 1.5 billion U.S. dollars or
 its equivalent in rubles or euros, for a term of up
to and including 5 years, with interest for using the
 loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.6: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company], to be entered into
pursuant to a loan facility agreement between OAO
Gazprom and the bank, involving receipt by OAO
Gazprom of funds in a maximum sum of 25 billion
rubles, for a term not exceeding 30 calendar days,
with interest for using the loans to be paid at a
rate not exceeding the indicative rate based on the
offered rates of Russian ruble loans [deposits] in
the Moscow money market [MosPrime Rate] established
for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.7: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO, to be entered into pursuant to a loan
facility agreement between OAO Gazprom and the bank,
involving receipt by OAO Gazprom of funds in a
maximum sum of 17 billion rubles, for a term not
exceeding 30 calendar days, with interest for using
the loans to be paid at a rate not exceeding the
indicative rate based on the offered rates of Russian
 ruble loans [deposits] in the Moscow money market
[MosPrime Rate] established for loans with a maturity
 equal to the period of using the applicable loan,
quoted as of the date of entry into the applicable

PROPOSAL #7.8: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank, to be entered into pursuant to a
loan facility agreement between OAO Gazprom and the
bank, involving receipt by OAO Gazprom of funds in a
maximum sum of 100 million U.S. dollars, for a term
not exceeding 30 calendar days, with interest for
using the loans to be paid at a rate not exceeding
the London Interbank Offered Rate [LIBOR] established
 for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.9: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank, to be entered into pursuant to a loan facility
agreement between OAO Gazprom and the bank, involving
 receipt by OAO Gazprom of funds in a maximum sum of
5 billion rubles, for a term not exceeding 30
calendar days, with interest for using the loans to
be paid at a rate not exceeding the indicative rate
based on the offered rates of Russian ruble loans
[deposits] in the Moscow money market [MosPrime Rate]
 established for loans with a maturity equal to the
period of using the applicable loan, quoted as of the
 date of entry into the applicable transaction,

PROPOSAL #7.10: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] will, upon the
 terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions, as
well as agreements between OAO Gazprom and
Gazprombank [Open Joint Stock Company] regarding
maintenance in the account of a non-reducible balance
 in a maximum sum not exceeding 20 billion rubles or
its equivalent in a foreign currency for each
transaction, with interest to be paid by the bank at
a rate not lower than 0.1% per annum in the relevant

PROPOSAL #7.11: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will, upon the terms and conditions announced by it,
accept and credit funds transferred to accounts
opened by OAO Gazprom and conduct operations through
the accounts in accordance with OAO Gazprom's

PROPOSAL #7.12: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will, upon the terms and conditions
 announced by it, accept and credit funds transferred
 to accounts opened by OAO Gazprom and conduct
operations through the accounts in accordance with
OAO Gazprom's instructions.

PROPOSAL #7.13: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will, upon the
terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions.

PROPOSAL #7.14: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will provide services to OAO Gazprom making use
of the Bank Client electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of the bank as may be in effect at the time the

PROPOSAL #7.15: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will provide services to OAO Gazprom making use of
the Client Sberbank electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of Sberbank of Russia OAO as may be in effect at the
time the services are provided.

PROPOSAL #7.16: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will provide services to OAO
Gazprom making use of the Bank Client electronic
payments system, including, without limitation,
receipt from OAO Gazprom of electronic payment
documents for executing expense operations through
accounts, provision of the account electronic
statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of ZAO Gazenergoprombank as
 may be in effect at the time the services are

PROPOSAL #7.17: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will provide
services to OAO Gazprom making use of the Bank Client
 electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic
payment documents for executing expense operations
through accounts, provision of the account electronic
 statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of OAO VTB Bank as may be
in effect at the time the services are provided.

PROPOSAL #7.18: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the foreign
 currency purchase/sale transactions between OAO
Gazprom and Gazprombank [Open Joint Stock Company],
to be entered into under the General Agreement on the
 Conduct of Conversion Operations between OAO Gazprom
 and the bank dated as of September 12, 2006, No.
3446, in a maximum sum of 500 million U.S. dollars or
 its equivalent in rubles, euros or other currency
for each transaction.

PROPOSAL #7.19: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities in connection with the
subsidiaries challenging such tax authorities' claims
 in court, in an aggregate maximum sum equivalent to
500 million U.S. dollars and for a period of not more
 than 14 months.

PROPOSAL #7.20: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazprom's
subsidiaries' obligations to Sberbank of Russia OAO
with respect to the bank's guarantees issued to the
Russian Federation's tax authorities in connection
with the subsidiary companies challenging such tax
authorities' claims in court, in an aggregate maximum
 sum equivalent to 500 million U.S. dollars and for a
 period of not more than 14 months.

PROPOSAL #7.21: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities related to such
companies' obligations to pay excise taxes in
connection with exports of petroleum products that
are subject to excise taxes, and eventual penalties,
in a maximum sum of 1.8 billion rubles and for a
period of not more than 14 months.

PROPOSAL #7.22: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Nord Stream
 AG pursuant to which OAO Gazprom will issue a
guarantee [suretyship] to Nord Stream AG to secure
performance of OOO Gazprom Export's obligations under
 a gas transportation agreement between Nord Stream
AG and OOO Gazprom Export, including its obligations
to pay a tariff for the transportation of gas via the
 North Stream gas pipeline on the basis of an agreed-
upon model for calculating the tariff, in an
aggregate maximum sum of 24.035 billion euros.

PROPOSAL #7.23: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] undertakes
under instructions of OAO Gazprom and for a fee not
exceeding 0.5% per annum, to open on a monthly basis
documentary irrevocable uncovered letters of credit
in favor of AK Uztransgaz in connection with payments
 for its services related to natural gas
transportation across the territory of the Republic
of Uzbekistan, with the maximum amount under all of
the simultaneously outstanding letters of credit
being 81 million U.S. dollars.

PROPOSAL #7.24: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant
OAO Beltransgaz temporary possession and use of the
facilities of the Yamal-Europe trunk gas pipeline
system and related service equipment that are
situated in the territory of the Republic of Belarus
for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property
 in a maximum sum of 6.33 billion rubles.

PROPOSAL #7.25: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will
grant OAO Gazpromregiongaz temporary possession and
use of the property complex of the gas distribution
system, comprised of facilities designed to transport
 and supply gas directly to consumers [gas off taking
 pipelines, gas distribution pipelines, inter-
township and street gas pipelines, high-, medium- and
 low-pressure gas pipelines, gas flow control
stations and buildings], for a period of not more
than 12 months and OAO Gazpromregiongaz will make
payment for using such property in a maximum sum of

PROPOSAL #7.26: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which OAO Gazprom will
grant ZAO Gazprom Neft Orenburg temporary possession
and use of the wells and downhole and above-ground
well equipment within the Eastern Segment of the
Orenburgskoye oil and gas-condensate field for a
period of not more than 12 months and ZAO Gazprom
Neft Orenburg will make payment for using such
property in a maximum sum of 1.5 billion rubles.

PROPOSAL #7.27: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will
grant OAO Gazpromtrubinvest temporary possession and
use of the building and equipment of a tubing and
casing manufacturing facility with a thermal
treatment shop and pipe coating unit, situated in the
 Kostromskaya Region, town of Volgorechensk, for a
period of not more than 12 months and OAO
Gazpromtrubinvest will make payment for using such
property in a maximum sum of 451 million rubles.

PROPOSAL #7.28: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant
OAO Lazurnaya temporary possession and use of the
property of the first and second units of the
Lazurnaya Peak Hotel complex, situated in the city of
 Sochi, for a period of not more than 12 months and
OAO Lazurnaya will make payment for using such
property in a maximum sum of 93.3 million rubles.

PROPOSAL #7.29: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant DOAO Tsentrenergogaz of OAO
Gazprom temporary possession and use of the building
and equipment of the repair and machining shop at the
 home base of the oil and gas production department
for the Zapolyarnoye gas-oil-condensate field,
situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, as
well as of the building and equipment of the repair
and machining shop at the Southern Regional Repair
Base, situated in the Stavropolskiy Province, town of
 Izobilnyi, for a period of not more than 12 months
and DOAO Tsentrenergogaz of OAO Gazprom will make
payment for using such property in a maximum sum of
115.5 million rubles.

PROPOSAL #7.30: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of the
 infrastructure facilities of the railway stations of
 the Surgutskiy Condensate Stabilization Plant, of
the Sernaya railway station and of the Tvyordaya Sera
 railway station, the facilities of the railway
station situated in the town of Slavyansk-na-Kubani,
as well as the facilities of the railway line from
the Obskaya station to the Bovanenkovo station, for a
 period of not more than 12 months and OOO
Gazpromtrans will make payment for using such
property in a maximum sum of 2.1 billion rubles.

PROPOSAL #7.31: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of
methanol tank cars for a period of not more than 5
years and OOO Gazpromtrans will make payment for
using such property in a maximum sum of 190 million

PROPOSAL #7.32: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant
OAO Tsentrgaz temporary possession and use of the
facilities of a preventative clinic that are situated
 in the Tulskaya Region, Shchokinskiy District,
township of Grumant, for a period of not more than 12
 months and OAO Tsentrgaz will make payment for using
 such property in a maximum sum of 24.1 million

PROPOSAL #7.33: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Druzhba
 pursuant to which OAO Gazprom will grant OAO Druzhba
 temporary possession and use of the facilities of
Druzhba vacation center [hotels, effluent treatment
facilities, transformer substations, entrance
checkpoints, cottages, utility networks, metal
fences, parking area, ponds, roads, pedestrian
crossings, playgrounds, sewage pumping station,
sports center, roofed ground-level arcade, servicing
station, diesel-generator station, boiler house
extension, storage facility, Fisherman's Lodge,
garage, as well as service machinery, equipment,
furniture and accessories] situated in the Moscow
Region, Naro-Fominskiy District, village of
Rogozinino, for a period of not more than 12 months
and OAO Druzhba will make payment for using such
property in a maximum sum of 249.55 million rubles.

PROPOSAL #7.34: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom will grant OAO
 Gazprom Promgaz temporary possession and use of
experimental prototypes of gas-using equipment [self-
contained modular boiler installation, recuperative
air heater, mini-boiler unit, radiant panel heating
system, U-shaped radiant tube, modularized compact
full-function gas and water treatment installations
for coal bed methane extraction wells, well-head
equipment, borehole enlargement device, and pressure
core sampler] located in the Rostovskaya Region, town
 of Kamensk-Shakhtinskiy, and the Kemerovskaya
Region, city of Novokuznetsk, for a period of not
more than 12 months and OAO Gazprom Promgaz will make
 payment for using such property in a maximum sum of
3.5 million rubles.

PROPOSAL #7.35: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant Gazprombank [Open Joint Stock
Company] temporary possession and use of the non-
residential premises in a building that are situated
at 31 Lenina Street, Yugorsk, Tyumenskaya Region and
are used to house a branch of Gazprombank [Open Joint
 Stock Company], with a total floor space of 810.6
square meters, and the plot of land occupied by the
building and required to use that building, with an
area of 3,371 square meters, for a period of not more
 than 12 months and Gazprombank [Open Joint Stock
Company] will make payment for using such property in
 a maximum sum of 2.61 million rubles.

PROPOSAL #7.36: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom
will grant OAO Salavatnefteorgsintez temporary
possession and use of the gas condensate pipeline
running from the Karachaganakskoye gas condensate
field to the Orenburgskiy Gas Refinery for a period
of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using
such property in a maximum sum of 347 thousand rubles.

PROPOSAL #7.37: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will
grant OAO Vostokgazprom temporary possession and use
of an M-468R special-purpose communications
installation for a period of not more than 12 months
and OAO Vostokgazprom will make payment for using
such property in a maximum sum of 109 thousand rubles.

PROPOSAL #7.38: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OOO Gazprom
Export will make payment for using such property in a
 maximum sum of 129 thousand rubles.

PROPOSAL #7.39: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will grant OAO
Gazprom Neft temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OAO Gazprom
Neft will make payment for using such property in a
maximum sum of 132 thousand rubles.

PROPOSAL #7.40: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom will
grant OAO Gazprom Space Systems temporary possession
and use of an ERP software and hardware solution,
System for Managing OAO Gazprom's Property and Other
Assets at OAO Gazcom Level [ERP], for a period of not
 more than 12 months and OAO Gazprom Space Systems
will make payment for using such property in a
maximum sum of 1.15 million rubles.

PROPOSAL #7.41: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which OAO Gazprom will
grant ZAO Yamalgazinvest temporary possession and use
 of an ERP software and hardware solution, System for
 Managing OAO Gazprom's Property and Other Assets at
ZAO Yamalgazinvest Level [ERP], for a period of not
more than 12 months and ZAO Yamalgazinvest will make
payment for using such property in a maximum sum of
1.74 million rubles.

PROPOSAL #7.42: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant
ZAO Gaztelecom temporary possession and use of
communications facilities within the composition of
buildings, communications lines, communications
networks, cable duct systems and equipment, which are
 located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city
of Kaliningrad, in the Smolenskaya Region of the
Russian Federation and in the territory of the
Republic of Belarus, for a period of not more than 12
 months and ZAO Gaztelecom will make payment for
using such property in a maximum sum of 204.8 million

PROPOSAL #7.43: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
TsentrCaspneftegaz pursuant to which OAO Gazprom will
 extend to OOO TsentrCaspneftegaz long-term loans in
an aggregate maximum sum of 12.6 billion rubles for
the purpose of development by it in 2009-2011 of the
Tsentralnaya geological structure.

PROPOSAL #7.44: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will issue guarantees to the Russian
Federation's customs authorities with respect to the
obligations of OAO Gazprom as a customs broker to pay
 customs payments and eventual interest and
penalties, in a maximum sum of 50 million rubles,
with the bank to be paid a fee at a rate of not more
than 1% per annum of the amount of the guarantee.

PROPOSAL #7.45: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas in an amount of not more than 300 billion cubic
meters, deliverable monthly, and will pay for gas a
maximum sum of 886.9 billion rubles.

PROPOSAL #7.46: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for
a fee of not more than 200 million rubles, in its own
 name, but for OAO Gazprom's account, to accept and,
through OOO Mezhregiongaz's electronic trading site,
sell gas produced by OAO Gazprom and its affiliates,
in an amount of not more than 11.25 billion cubic
meters for a maximum sum of 20 billion rubles.

PROPOSAL #7.47: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
will deliver and OAO Gazprom will accept [off-take]
gas purchased by OOO Mezhregiongaz from independent
entities, in an amount of not more than 21.9 billion
cubic meters for a maximum sum of 70 billion rubles.

PROPOSAL #7.48: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OOO Gazprom Export
undertakes under instructions of OAO Gazprom and for
a fee of not more than 55 million rubles, in its own
name, but for OAO Gazprom's account, to accept and
sell in the market outside the customs territory of
the Russian Federation liquid hydrocarbons owned by
OAO Gazprom, including crude oil, gas condensate and
refined products [gasoline, liquefied gases, etc.],
in an amount of not more than 1.25 million tons for a
 maximum sum of 11 billion rubles.

PROPOSAL #7.49: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas purchased by OAO Gazprom from OAO LUKOIL and
stored in underground gas storage facilities, in an
amount of not more than 3.39 billion cubic meters,
and will pay for gas a maximum sum of 9.1 billion

PROPOSAL #7.50: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver
and OAO Gazprom will accept [off-take] gas in an
amount of not more than 4.8 billion cubic meters,
deliverable monthly, and will pay for gas a maximum
sum of 4 billion rubles.

PROPOSAL #7.51: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO
Severneftegazprom will deliver and OAO Gazprom will
accept [off-take] gas in an amount of not more than
24.2 billion cubic meters and will pay for gas a
maximum sum of 23 billion rubles.

PROPOSAL #7.52: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg will deliver and OAO Gazprom will accept
[off-take] unstable crude oil in an amount of not
more than 650 thousand tons and will pay for crude
oil a maximum sum of 5.3 billion rubles.

PROPOSAL #7.53: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding will
deliver and OAO Gazprom will accept [off-take] dry
stripped gas processed at gas refining complexes in
an amount of not more than 4.5 billion cubic meters
and will pay for gas a maximum sum of 5.1 billion

PROPOSAL #7.54: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will sell and
OAO SIBUR Holding will buy ethane fraction in a total
 amount of 4.885 million tons for a maximum sum of
33.707 billion rubles.

PROPOSAL #7.55: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding
undertakes under instructions of OAO Gazprom and for
a fee of not more than 30 million rubles, to enter
into: in OAO Gazprom's name and for OAO Gazprom's
account: agreements providing for the processing of
ethane fraction in an amount of not more than 275
thousand tons and with the maximum cost of ethane
fraction processing services being 2.6 billion
rubles; and agreements providing for the sale of
ethane fraction processing products [polyethylene] in
 an amount of not more than 180 thousand tons for a
maximum sum of 6.5 billion rubles; and in its own
name, but for OAO Gazprom's account: agreements on
arranging for the transportation and storage of
ethane fraction processing products [polyethylene]
owned by OAO Gazprom in an amount of not more than 36
 thousand tons for a maximum sum of 75 million rubles.

PROPOSAL #7.56: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 1.2 billion
 cubic meters and OAO SIBUR Holding will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 1
billion rubles.

PROPOSAL #7.57: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 3 billion cubic meters and OAO Tomskgazprom will
 pay for the services related to arranging for the
transportation of gas via trunk gas pipelines a
maximum sum of 1.2 billion rubles.

PROPOSAL #7.58: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 45 billion cubic meters across the territory of
the Russian Federation, CIS countries and Baltic
states and OOO Mezhregiongaz will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 70

PROPOSAL #7.59: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 3.8 billion
 cubic meters and OAO Gazprom Neft will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 2.62
billion rubles.

PROPOSAL #7.60: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in
 a total amount of not more than 45 billion cubic
meters and OAO NOVATEK will pay for the services
related to arranging for the transportation of gas
via trunk gas pipelines a maximum sum of 60 billion
rubles..

PROPOSAL #7.61: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and
storage in underground gas storage facilities of gas
owned by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for gas injection and
storage a maximum sum of 400 million rubles, as well
as services related to arranging for the off-taking
from underground gas storage facilities of gas owned
by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for the off-taking of
gas a maximum sum of 20 million rubles.

PROPOSAL #7.62: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and a/s
Latvijas Gaze pursuant to which OAO Gazprom will sell
 and a/s Latvijas Gaze will purchase gas as follows:
in an amount of not more than 750 million cubic
meters for a maximum sum of 225 million euros in the
second half of 2009 and in an amount of not more than
 750 million cubic meters for a maximum sum of 225
million euros in the first half of 2010, as well as
pursuant to which a/s Latvijas Gaze will provide
services related to injection into and storage in the
 Ineukalna underground gas storage facility of gas
owned by OAO Gazprom, and related to its off-taking
and transportation across the territory of the
Republic of Latvia, as follows: in the second half of
 2009-services related to injection of gas in an
amount of not more than 1.2 billion cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 800 million cubic meters
and services related to transportation of gas in an
amount of not more than 2 billion cubic meters, and
OAO Gazprom will pay for such services a maximum sum
of 20 million euros; and in the first half of 2010
– services related to injection of gas in an
amount of not more than 800 million cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 1 billion cubic meters and
 services related to transportation of gas in an
amount of not more than 1.8 billion cubic meters, and
 OAO Gazprom will pay for such services a maximum sum

PROPOSAL #7.63: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and AB Lietuvos
 Dujos pursuant to which OAO Gazprom will sell and AB
 Lietuvos Dujos will purchase gas as follows: in an
amount of not more than 675 million cubic meters for
a maximum sum of 180 million euros in the second half
 of 2009 and in an amount of not more than 790
million cubic meters for a maximum sum of 210 million
 euros in the first half of 2010, as well as pursuant
 to which AB Lietuvos Dujos will provide services
related to the transportation of gas in transit mode
across the territory of the Republic of Lithuania as
follows: in the second half of 2009-in an amount of
not more than 743 million cubic meters, and OAO
Gazprom will pay for such gas transportation services
 a maximum sum of 3 million euros; and in the first
half of 2010-in an amount of not more than 1.25
billion cubic meters, and OAO Gazprom will pay for
such gas transportation services a maximum sum of 6.5

PROPOSAL #7.64: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and UAB Kauno
termofikacijos elektrin  pursuant to which OAO
Gazprom will sell and UAB Kauno termofikacijos
elektrin  will purchase gas as follows: in an amount
of not more than 180 million cubic meters for a
maximum sum of 48 million euros in the second half of
 2009 and in an amount of not more than 225 million
cubic meters for a maximum sum of 60 million euros in
 the first half of 2010.

PROPOSAL #7.65: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which OAO Gazprom will deliver and
MoldovaGaz S.A. will accept [off-take] in 2010 gas in
 an amount of not more than 3.9 billion cubic meters
and will pay for gas a maximum sum of 1.33 billion
U.S. dollars.

PROPOSAL #7.66: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which in 2010 MoldovaGaz S.A. will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Moldova in an amount of not more than 22.1
billion cubic meters and OAO Gazprom will pay for the
 services related to the transportation of gas via
trunk gas pipelines a maximum sum of 55.4 million

PROPOSAL #7.67: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which KazRosGaz LLP will sell and OAO
 Gazprom will purchase in 2010 gas in an amount of
not more than 1.2 billion cubic meters for a maximum
sum of 150 million U.S. dollars.

PROPOSAL #7.68: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which in 2010 OAO Gazprom will
provide services related to the transportation across
 the territory of the Russian Federation of gas owned
 by KazRosGaz LLP in an amount of not more than 8.5
billion cubic meters and KazRosGaz LLP will pay for
the services related to the transportation of gas via
 trunk gas pipelines a maximum sum of 35.2 million
U.S. dollars.

PROPOSAL #7.69: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell
and OAO Beltransgaz will purchase in 2010 gas in an
amount of not more than 22.1 billion cubic meters for
 a maximum sum of 4.42 billion U.S. dollars, as well
as pursuant to which in 2010 OAO Beltransgaz will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Belarus via the gas transportation system of OAO
Beltransgaz and via the Byelorussian segment of
Russia's Yamal-Europe gas pipeline in an amount of
not more than 48.2 billion cubic meters and OAO
Gazprom will pay for the services related to the
transportation of gas via trunk gas pipelines a
maximum sum of 700 million U.S. dollars.

PROPOSAL #7.70: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 500 thousand

PROPOSAL #7.71: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 150 million rubles.

PROPOSAL #7.72: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 350 million rubles.

PROPOSAL #7.73: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom Space
Systems undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 600 thousand rubles.

PROPOSAL #7.74: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.6 billion rubles.

PROPOSAL #7.75: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 29.69 million rubles.

PROPOSAL #7.76: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.3 billion rubles.

PROPOSAL #7.77: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 280 million rubles.

PROPOSAL #7.78: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which ZAO Gaztelecom
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 6.35 million rubles.

PROPOSAL #7.79: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Federal
 Research and Production Center NefteGazAeroCosmos
pursuant to which ZAO Federal Research and Production
 Center NefteGazAeroCosmos undertakes, during the
period from 01 JUL 2009 to 31 DEC 2010, in accordance
 with instructions from OAO Gazprom, to provide
services related to the implementation of OAO
Gazprom's investment projects involving the
construction and commissioning of facilities and OAO
Gazprom undertakes to pay for such services a maximum
 sum of 6.7 million rubles.

PROPOSAL #7.80: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including
deformation of the original geometrical dimensions of
 the structures or individual elements of, machinery
or equipment; linear portions, technological
equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines;
property forming part of wells; natural gas held at
the facilities of the Unified Gas Supply System in
the course of transportation or storage in
underground gas storage reservoirs [insured
property], as well as in the event of incurrence of
losses by OAO Gazprom as a result of an interruption
in production operations due to destruction or loss
of or damage to insured property [insured events], to
 make payment of insurance compensation to OAO
Gazprom or OAO Gazprom's subsidiaries to which the
insured property has been leased [beneficiaries], up
to the aggregate insurance amount of not more than 10
 trillion rubles in respect of all insured events,
and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 5
billion rubles, with each agreement having a term of

PROPOSAL #7.81: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property
of other persons or to the environment as a result of
 an emergency or incident that occurs, amongst other
things, because of a terrorist act at a hazardous
industrial facility operated by OAO Gazprom [insured
events], to make an insurance payment to the physical
 persons whose life, health or property has been
harmed, to the legal entities whose property has been
 harmed or to the state, acting through those
authorized agencies of executive power whose
jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the
environment [beneficiaries], up to the aggregate
insurance amount of not more than 30 million rubles,
and OAO Gazprom undertakes to pay an insurance
premium in a total maximum amount of 100 thousand
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.82: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life or health of OAO
Gazprom's employees [insured persons] as a result of
an accident that occurs during the period of the
insurance coverage on a 24-hour-a-day basis or
diseases that are diagnosed during the effective
period of the agreements [insured events], to make an
 insurance payment to the insured person or the
person designated by him as his beneficiary or to the
 heir of the insured person [beneficiaries], up to
the aggregate insurance amount of not more than 150
billion rubles, and OAO Gazprom undertakes to pay OAO
 SOGAZ an insurance premium in a total maximum amount
 of 40 million rubles, with each agreement having a
term of 1 year.

PROPOSAL #7.83: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom or members of their families
 or non-working retired former employees of OAO
Gazprom or members of their families [insured persons
 who are beneficiaries] apply to a health care
institution for the provision of medical services
[insured events], to arrange and pay for the
provision of medical services to the insured persons
up to the aggregate insurance amount of not more than
 90 billion rubles and OAO Gazprom undertakes to pay
OAO SOGAZ an insurance premium in a total maximum
amount of 200 million rubles, with each agreement

PROPOSAL #7.84: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom Avtopredpriyatie, a branch
of OAO Gazprom, or members of their families or non-
working retired former employees of OAO Gazprom
Avtopredpriyatie, a branch of OAO Gazprom, or members
 of their families [insured persons who are
beneficiaries] apply to a health care institution for
 the provision of medical services [insured events],
to arrange and pay for the provision of medical
services to the insured persons up to the aggregate
insurance amount of not more than 52.8 million rubles
 and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 51.1
million rubles, with each agreement having a term of

PROPOSAL #7.85: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that OAO Gazprom, acting in its capacity as customs
broker, incurs liability as a result of any harm
having been caused to the property of third persons
represented by OAO Gazprom in connection with the
conduct of customs operations [beneficiaries] and/or
any contracts with such persons having been breached
[insured events], to make an insurance payment to
such persons up to the aggregate insurance amount of
not more than 70 million rubles and OAO Gazprom
undertakes to pay OAO SOGAZ an insurance premium in a
 total maximum amount of 1 million rubles, with each
agreement having a term of 3 years.

PROPOSAL #7.86: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever harm
 [damage or destruction] is caused to a
transportation vehicle owned by OAO Gazprom, or it is
 stolen or hijacked, or an individual component,
part, unit, device or supplementary equipment
installed on such transportation vehicle is stolen
[insured events], to make an insurance payment to OAO
 Gazprom [beneficiary] up to the aggregate insurance
amount of not more than 840 million rubles and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 16 million
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.87: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the
following interested-party transactions that may be
entered into by OAO Gazprom in the future in the
ordinary course of business, agreement between OAO
Gazprom and OAO SOGAZ pursuant to which OAO SOGAZ
undertakes, in the event of: assertion against
members of the Board of Directors or the Management
Committee of OAO Gazprom who are not persons holding
state positions in the Russian Federation or
positions in the state civil service [insured
persons] by physical or legal persons for whose
benefit the agreement will be entered into and to
whom harm could be caused, including shareholders of
OAO Gazprom, debtors and creditors of OAO Gazprom,
employees of OAO Gazprom, as well as the Russian
Federation represented by its authorized agencies and
 representatives [third persons [beneficiaries]], of
claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities; incurrence by insured persons of judicial
 or other costs to settle such claims; assertion
against OAO Gazprom by third persons [beneficiaries]
of claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities on the basis of claims asserted with
respect to OAO Gazprom's securities, as well as
claims originally asserted against insured persons;
incurrence by OAO Gazprom of judicial or other costs
to settle such claims [insured events], to make an
insurance payment to the third persons
[beneficiaries] whose interests have been harmed, as
well as to insured persons and/or OAO Gazprom in the
event of incurrence of judicial or other costs to
settle claims for compensation of losses, up to the
aggregate insurance amount of not more than the ruble
 equivalent of 100 million U.S. dollars, and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount equal to the ruble
equivalent of 2 million U.S. dollars, such agreement

PROPOSAL #7.88: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom, OAO Gazprom Promgaz, OAO
Gazpromregiongaz, OOO Gazprom Export, OAO Gazprom
Space Systems, OOO Gazpromtrans, OOO Gazprom
Komplektatsiya, OAO Lazurnaya, ZAO Gazprom Neft
Orenburg, ZAO Yamalgazinvest, OAO
Salavatnefteorgsintez, DOAO Tsentrenergogaz of OAO
Gazprom and OAO Tsentrgaz [the Contractors] pursuant
to which the Contractors undertake to perform from 30
 AUG 2009 to 31 DEC 2009 in accordance with
instructions from OAO Gazprom the services of
arranging for and proceeding with a stocktaking of
the property, plant and equipment of OAO Gazprom that
 are to be leased to the Contractors and OAO Gazprom
undertakes to pay for such services an aggregate
maximum sum of 2.5 million rubles.

PROPOSAL #7.89: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which DOAO
 Tsentrenergogaz of OAO Gazprom undertakes to perform
 during the period from 01 JUL 2009 to 30 OCT 2010,
in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subject: Development of regulatory documents in the
area of maintenance and repair of equipment and
structures , and to deliver the result of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the result of such work and to pay for such work a
total maximum sum of 31 million rubles.

PROPOSAL #7.90: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform
during the period from 01 JUL 2009 to 30 JUN 2011, in
 accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subjects: Development of key regulations regarding
the creation of integrated automatic process control
systems for the operating facilities of subsidiary
companies by type of activity [production,
transportation, underground storage and refining of
gas and gas condensate] ; and Development of model
technical requirements for designing automation
systems for facilities of software and hardware
complex by type of activity [production,
transportation, storage and refining of gas and gas
condensate] , and to deliver the results of such work
 to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 26.55 million rubles.

PROPOSAL #7.91: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
recommendations regarding the determination of the
amounts of overhead expenses and anticipated profits
in the construction of OAO Gazprom's wells ;
Development of a technology for remotely updating
technological and other schemes directly in a
graphical data base ; Recommendations regarding the
application and utilization of alternative types of
energy resources for the gasification of industrial
enterprises, households and transportation vehicles ;
 and Preparation of a report on the financial and
economic feasibility of acquisition of shares owned
by OOO NGK ITERA in OAO Bratskekogaz, the holder of
the license for the right to use the subsoil of the
Bratskoye gas condensate field , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 49.1 million
 rubles.

PROPOSAL #7.92: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
programs for the reconstruction and technological
upgrading of the gas facilities of the Gazprom Group
for 2010 ; Development of a Master Plan of the Siting
 of Facilities for the Production and Sale of
Liquefied Hydrocarbon Gases [Propane-Butane] ;
Organizing the metering of the quantities of gas,
condensate and oil extracted from the subsoil in the
process of development of gas condensate fields and
oil and gas condensate fields ; and Development of
cost estimation standards and rules for the
construction of trunk gas pipelines with a 12 MPa
pressure rating to meet OAO Gazprom's requirements ,
and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #7.93: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
concept for utilization of renewable energy sources
by OAO Gazprom on the basis of an analysis of the
experience of global energy companies in the area of
development of alternative power ; Development of a
comprehensive Program for Early Diagnostics and
Prevention of Cardiovascular Diseases of OAO
Gazprom's Personnel ; Development of an Occupational
Risk Management System and a Program for Prevention
of Injuries to Personnel at OAO Gazprom's Enterprises
 ; Development of a regulatory and methodological
framework for the vocational selection of personnel
from OAO Gazprom's organizations to work on a
rotational team basis ; and Development of a
comprehensive Program for Early Identification and
Prevention of Oncological Diseases of OAO Gazprom's
Personnel , and to deliver the results of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 132 million rubles.

PROPOSAL #7.94: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory and technical documentation related to the
 organization and performance of repairs at OAO
Gazprom's facilities ; and Development of a Concept
for Streamlining Production Processes at Gas
Distribution Organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 251.5
million rubles.

PROPOSAL #7.95: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Improving the
regulatory and methodological framework for energy
saving at OAO Gazprom's facilities ; Development of a
 regulatory document for calculating indicators of
reliability of gas distribution systems ; Development
 of a regulatory framework for the diagnostic
servicing of gas distribution systems of the gas
supply sector ; Development of regulatory and
methodological documents in the area of study of gas
condensate characteristics of wells and fields in the
 course of prospecting and exploration work and in
overseeing the development of gas condensate fields
and oil and gas condensate fields ; and Development
of guidelines for the design, construction,
reconstruction and operation of gas distribution
systems , and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

PROPOSAL #7.96: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory documents in the area of the energy
industry, including sea-based facilities ; and
Development of standardized systems for managing gas
distribution organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 193 million
rubles.

PROPOSAL #7.97: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
system of medical, sanitary and psychological support
 for work at the Shtokman field making use of
rotational team labor ; Development of
recommendations for selecting efficient secondary
methods of extracting oil from oil-rimmed gas
condensate fields, using the Urengoiskoe and
Orenburgskoe fields as examples; and Development of
unified standards for evaluating [monitoring] and
forecasting the impact of natural, environmental and
production factors on the state of human health in
the area of construction of the Pre-Caspian gas
pipeline and development of the Caspian Sea shelf and
 Central Asian oil and gas fields , and to deliver
the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work
 and to pay for such work a total maximum sum of

PROPOSAL #7.98: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Analytical studies
of the cost of 1 meter of drilling progress at OAO
Gazprom's fields and sites ; Development of price
lists for repairs at OAO Gazprom's facilities ; and
Program for bringing gas pipeline branches into
operation through the year 2020 , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 495.1
million rubles.

PROPOSAL #7.99: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Arranging for the
monitoring of prices for all types of capital
construction resources with reference to areas of
clustered construction of OAO Gazprom's facilities ;
Develop a procedure for providing design
organizations with information about prices for
material and technical resources for the purpose of
adopting optimal decisions in designing the Unified
Gas Supply System's facilities ; and Perform an
analysis of the impact of changes in the commercial
rate of penetration for prospecting and exploration
wells and prepare measures designed to increase such
rate and reduce the cost of geological exploration
work, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total
 maximum sum of 93.2 million rubles.

PROPOSAL #7.100: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement of OAO Gazprom with OAO Gazprom
Promgaz and OAO Gazavtomatika of OAO Gazprom [the
Contractors] pursuant to which the Contractors
undertake to perform during the period from 01 JUL
2009 to 31 DEC 2009, in accordance with instructions
from OAO Gazprom, the services of implementing
programs for scientific and technical cooperation
between OAO Gazprom and foreign partner companies and
 OAO Gazprom undertakes to pay for such services a
total maximum sum of 2 million rubles.

PROPOSAL #7.101: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug, OOO Gazpromtrans, ZAO Gazprom
Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
Severneftegazprom, ZAO Yamalgazinvest, ZAO Gazprom
Neft Orenburg, OOO Gazprom Komplektatsiya, OAO
Vostokgazprom, OAO Tomskgazprom, OAO TGK-1, OAO
Mosenergo, OOO Gazprom Tsentrremont, OAO Tsentrgaz,
OOO Gazprom Export, OAO Gazpromregiongaz, OAO Gazprom
 Neft, OOO Mezhregiongaz and Gazpromipoteka Fund [the
 Licensees] pursuant to which OAO Gazprom will grant
the Licensees a non-exclusive license to use OAO
Gazprom's trade marks,        , Gazprom and, which
have been registered in the State Register of Trade
Marks and Service Marks of the Russian Federation, as
 follows: on goods or labels or packaging of goods
which are produced, offered for sale, sold or
displayed at exhibitions or fairs or are otherwise
introduced into civil turnover in the territory of
the Russian Federation, or are stored or transported
for such purpose, or are brought into the territory
of the Russian Federation; in connection with the
performance of work or the provision of services,
including the development of oil or gas fields or the
 construction of oil pipelines or gas pipelines; on
accompanying, commercial or other documentation,
including documentation related to the introduction
of goods into civil turnover; in offers regarding the
 sale of goods, regarding the performance of work or
regarding the provision of services, as well as in
announcements, in advertisements, in connection with
the conduct of charitable or sponsored events, in
printed publications, on official letterheads, on
signs, including, without limitation, on
administrative buildings, industrial facilities,
multi-function refueling complexes with accompanying
types of roadside service, shops, car washes, cafes,
car service / tire fitting businesses, recreational
services centers, on transportation vehicles, as well
 as on clothes and individual protection gear; on the
 Licensees' seals; in the Internet network; and in
the Licensees' corporate names, and the Licensees
will pay OAO Gazprom license fees in the form of
quarterly payments for the right to use each of OAO
Gazprom's trade marks with respect to each
transaction in the amount of not more than 300 times
the minimum wage established by the effective
legislation of the Russian Federation as of the date
of signature of delivery and acceptance acts, plus
VAT at the rate required by the effective legislation
 of the Russian Federation, in a total maximum sum of
 68.4 million rubles.

PROPOSAL #8.1: Elect Mr. Akimov Andrey Igorevich as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.2: Elect Mr. Ananenkov Alexander                               ISSUER          YES        AGAINST           AGAINST
Georgievich as a Member of the Board of Directors of
the Company.

PROPOSAL #8.3: Elect Mr. Bergmann Burckhard as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.4: Elect Mr. Gazizullin Farit Rafikovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.5: Elect Mr. Gusakov Vladimir                                  ISSUER          YES        AGAINST           AGAINST
Anatolievich as a Member of the Board of Directors of

PROPOSAL #8.6: Elect Mr. Zubkov Viktor Alexeevich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.7: Elect Ms. Karpel Elena Evgenievna as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.8: Elect Mr. Makarov Alexey Alexandrovich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.9: Elect Mr. Miller Alexey Borisovich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.10: Elect Mr. Musin Valery Abramovich as                       ISSUER          YES          FOR               FOR
a Member of the Board of Directors of the Company.

PROPOSAL #8.11: Elect Ms. Nabiullina Elvira                                ISSUER          YES        AGAINST           AGAINST
Sakhipzadovna as a Member of the Board of Directors
of the Company.

PROPOSAL #8.12: Elect Mr. Nikolaev Viktor Vasilievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.13: Elect Mr. Petrov Yury Alexandrovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.14: Elect Mr. Sereda Mikhail Leonidovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.15: Elect Mr. Foresman Robert Mark as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.16: Elect Mr. Fortov Vladimir Evgenievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.17: Elect Mr. Shmatko Sergey Ivanovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #8.18: Elect Mr. Yusufov Igor Khanukovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #9.1: Elect Mr. Arkhipov Dmitry                                   ISSUER          YES          FOR               FOR
Alexandrovich as a Member of the Audit Commission of

PROPOSAL #9.2: Elect Mr. Bikulov Vadim Kasymovich as                       ISSUER          YES          FOR               FOR
a Member of the Audit Commission of the Company.

PROPOSAL #9.3: Elect Mr. Ishutin Rafael Vladimirovich                      ISSUER          YES          FOR               FOR
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.4: Elect Mr. Kobzev Andrey Nikolaevich as                      ISSUER          YES          FOR               FOR
 a Member of the Audit Commission of the Company.

PROPOSAL #9.5: Elect Ms. Lobanova Nina Vladislavovna                       ISSUER          YES          FOR               FOR
as a Member of the Audit Commission of the Company.

PROPOSAL #9.6: Elect Ms. Mikhailova Svetlana                               ISSUER          YES          FOR               FOR
Sergeevna as a Member of the Audit Commission of the

PROPOSAL #9.7: Elect Mr. Nosov Yury Stanislavovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Audit Commission of the Company.

PROPOSAL #9.8: Elect Mr. Ozerov Sergey Mikhailovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.9: Elect Ms. Tikhonova Mariya Gennadievna                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.10: Elect Ms. Tulinova Olga Alexandrovna                       ISSUER          YES                          AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.11: Elect Mr. Shubin Yury Ivanovich as a                       ISSUER          YES                          AGAINST
Member of the Audit Commission of the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts and the accounts of the Group 2008, as well
as acceptance of the reports of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.1: Re-elect Mr. Hans Hess as a Board of                        ISSUER          YES          FOR               FOR
Director for a term of office of 2 years

PROPOSAL #4.2: Re-elect Mr. Randolf Hanslin as a                           ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.3: Re-elect Dr. Robert Heberlein as a                          ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.4: Elect Mrs. Susanne Ruoff as a Board of                      ISSUER          YES          FOR               FOR
 Director for a term of office of 1 year

PROPOSAL #4.5: Elect Mr. Robert F. Spoerry as a Board                      ISSUER          YES          FOR               FOR
 of Director for a term of office of 1 year

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors for the year 2009

PROPOSAL #6.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENERAL DYNAMICS CORPORATION
  TICKER:                GD              CUSIP:     369550108
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: N.D. CHABRAJA                          ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: J.S. CROWN                             ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: W.P. FRICKS                            ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J.L. JOHNSON                           ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: G.A. JOULWAN                           ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: P.G. KAMINSKI                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J.M. KEANE                             ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: D.J. LUCAS                             ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: L.L. LYLES                             ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J.C. REYES                             ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R. WALMSLEY                            ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF GENERAL DYNAMICS 2009                            ISSUER          YES          FOR               FOR
EQUITY COMPENSATION PLAN

PROPOSAL #03: APPROVAL OF 2009 GENERAL DYNAMICS                            ISSUER          YES          FOR               FOR
UNITED KINGDOM SHARE SAVE PLAN

PROPOSAL #04: SELECTION OF INDEPENDENT AUDITORS                            ISSUER          YES          FOR               FOR

PROPOSAL #05: SHAREHOLDER PROPOSAL WITH REGARD TO                        SHAREHOLDER       YES        ABSTAIN           AGAINST
WEAPONS IN SPACE

PROPOSAL #06: SHAREHOLDER PROPOSAL WITH REGARD TO                        SHAREHOLDER       YES        AGAINST             FOR
EXECUTIVE DEATH BENEFIT PAYMENTS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENTING INTERNATIONAL PUBLIC LTD CO
  TICKER:                N/A             CUSIP:     G3825Q102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to 'Genting Singapore Plc'

PROPOSAL #S.2: Approve the re-registration of the                          ISSUER          YES          FOR               FOR
Company under the Isle of Man Companies Act 2006

PROPOSAL #S.3: Adopt a new Memorandum and Articles of                      ISSUER          YES          FOR               FOR
 Association of the Company as part of the proposed
re-registration

PROPOSAL #4.: Approve the addition of the                                  ISSUER          YES          FOR               FOR
international sales and marketing agreement to the
shareholders mandate for interested person

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENTING INTERNATIONAL PUBLIC LTD CO
  TICKER:                N/A             CUSIP:     G3825Q102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited Financial                      ISSUER          YES          FOR               FOR
 Statements for the FYE 31 DEC 2008 and the
Directors' and Auditors' reports thereon

PROPOSAL #2.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 481,865 [2007: SGD 504,308] for the FYE 31 DEC
 2008

PROPOSAL #3.: Re-elect Mr. Justin TanWah Joo as a                          ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Article 102 of
the Articles of Association of the Company

PROPOSAL #4.: Re-elect Mr. Lim Kok Hoong as a                              ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Article 102 of
the Articles of Association of the Company

PROPOSAL #5.: Re-appoint Mr. Koh Seow Chuan as a                           ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 101 of
the Articles of Association of the Company

PROPOSAL #S.6: Re-appoint the PricewaterhouseCoopers,                      ISSUER          YES          FOR               FOR
 Isle of Man as the Auditors of the Company and
authorize the Directors to fix their remuneration and
 thereafter, subject to and conditional upon the
following: [i] the passing of the special resolution
at the EGM of the Company to be held immediately
following this 24th AGM for the re-registration of
the Company as a company governed under the Isle of
Man Companies Act 2006; and [ii] the issuance of the
certificate of de-registration and the certificate of
 re-registration of the Company governed under the
Isle of Man Companies Act 2006 by the Companies
Registry of the Isle of Man Financial Supervision
Commission; to appoint PricewaterhouseCoopers,
Singapore [New Auditors] in place of
PricewaterhouseCoopers, Isle of Man as Auditors of
the Company and to authorize the Directors to fix the

PROPOSAL #7.: Authorize the Directors pursuant to                          ISSUER          YES          FOR               FOR
Rule 806 of the Listing Manual of the Singapore
Exchange Securities Trading Limited to [1] allot and
issue shares in the capital of the Company whether by
 way of rights, bonus or otherwise; and/or make or
grant offers, agreements or options [collectively,
'Instruments'] that might or would require shares to
be issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares; at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may, in their absolute discretion,
deem fit [2] the aggregate number of shares to be
issued pursuant to this resolution does not exceed
50% [or 100%, in the event of a pro - rata
renounceable rights issue] of the issued share
capital of the Company, of which the aggregate number
 of shares to be issued other than on a pro-rata
basis to shareholders of the Company does not exceed
20% of the issued share capital of the Company; the
purpose of determining the aggregate number of shares
 that may be issued under paragraph (a) above, the
percentage of issued share capital shall be based on
the issued share capital of the Company at the time
this resolution is passed, after adjusting for (i)
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding at the
time this resolution is passed, and (ii) any
subsequent bonus issue, consolidation or subdivision
of shares; and unless revoked or varied by the
Company in general meeting, such authority shall
continue in force until the conclusion of the next
AGM of the Company or when it is required by law to

PROPOSAL #8.: Approve subject to and conditional upon                      ISSUER          YES          FOR               FOR
 the passing of Ordinary Resolution 7 above to the
Directors of the Company at any time to issue shares
in the capital of the Company [other than on a pro-
rata basis to shareholders of the Company] at an
issue price for each share which shall be determined
by the Directors in their absolute discretion
provided that such price shall not represent a
discount of more than 20% to the weighted average
price of a share in the capital of the Company for
trades done on the Singapore Exchange Securities
Trading Limited [SGX-ST] [as determined in accordance
 with the requirements of SGX-ST]; and the authority
conferred by this resolution shall continue in force
until the conclusion of the next AGM of the Company
or the date by which the next AGM of the Company is
required by law to be held, whichever is the earlier

PROPOSAL #9.: Approve the purposes of Chapter 9 of                         ISSUER          YES          FOR               FOR
the Listing Manual [Chapter 9] of the SGX-ST, for the
 Company, its subsidiaries and associated Companies
that are entities at risk [as the term is used in
Chapter 9], or any of them, to enter into any of the
transactions falling within the types of interested
person transactions described in the appendix to the
notice of this 24th AGM dated 01 APR 2009 [the
'Appendix'] with any party who is of the class of
interested persons described in the appendix,
provided that such transactions are made on normal
commercial terms and in accordance with the review
procedures for such interested person transactions;
approve the paragraph (a) above [the 'Shareholders'
Mandate'] shall, unless revoked or varied by the
Company in general meeting, continue in force until
the conclusion of the next AGM of the Company; and
authorize the Directors to complete and do such acts
and things [including executing all such documents as
 may be required] as they may consider expedient or
necessary or in the interests of the Company to give
effect to the Shareholders' Mandate and/or this
resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENTIVA HEALTH SERVICES, INC.
  TICKER:                GTIV            CUSIP:     37247A102
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: VICTOR F. GANZI                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RONALD A. MALONE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STUART OLSTEN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TONY STRANGE                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND S. TROUBH                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RODNEY D. WINDLEY                                    ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                                ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: APPROVAL OF COMPANY'S AMENDED AND                             ISSUER          YES          FOR               FOR
RESTATED 2004 EQUITY INCENTIVE PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GENWORTH FINANCIAL, INC.
  TICKER:                GNW             CUSIP:     37247D106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FRANK J. BORELLI                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL D. FRAIZER                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: NANCY J. KARCH                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. ROBERT BOB                          ISSUER          YES          FOR               FOR
KERREY

PROPOSAL #1E: ELECTION OF DIRECTOR: RISA J. LAVIZZO-                       ISSUER          YES          FOR               FOR
MOUREY

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES A. PARKE                         ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES S. RIEPE                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BARRETT A. TOAN                        ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: THOMAS B. WHEELER                      ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF AN AMENDMENT TO THE 2004                         ISSUER          YES          FOR               FOR
GENWORTH FINANCIAL, INC. OMNIBUS INCENTIVE PLAN TO
PERMIT AN EQUITY EXCHANGE PROGRAM

PROPOSAL #03: RATIFICATION OF THE SELECTION OF KPMG                        ISSUER          YES          FOR               FOR
LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GERDAU AMERISTEEL CORP
  TICKER:                N/A             CUSIP:     37373P105
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Elect Mr. Phillip E. Casey as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #A.2: Elect Mr. Joseph J. Heffernan as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #A.3: Elect Mr. Jorge Gerdau Johannpeter as                       ISSUER          YES          FOR               FOR
a Director for the ensuing year

PROPOSAL #A.4: Elect Mr. Frederico C. Gerdau                               ISSUER          YES          FOR               FOR
Johannpeter as a Director for the ensuing year

PROPOSAL #A.5: Elect Mr. Andre Gerdau Johannpeter as                       ISSUER          YES          FOR               FOR
a Director for the ensuing year

PROPOSAL #A.6: Elect Mr. Claudio Johannpeter as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #A.7: Elect Mr. J. Spencer Lanthier as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #A.8: Elect Mr. Mario Longhi as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #A.9: Elect Mr. Richard Mccoy as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #A.10: Elect Mr. Rick J. Mills as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #A.11: Elect Mr. Arthur Scace as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #B.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of Gerdau Ameristeel and authorize the
Directors to fix the Auditors' remuneration

PROPOSAL #C.: Other business                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLAXOSMITHKLINE PLC
  TICKER:                N/A             CUSIP:     G3910J112
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. James Murdoch as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Larry Culp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir. Crispin Davis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Dr. Moncef Slaoui as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tom de Swaan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations to political
 organization and incur political expenditure

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #14.: Approve the exemption from statement                        ISSUER          YES          FOR               FOR
of Senior Statutory Auditors name

PROPOSAL #S.15: Approve the reduced notice of general                      ISSUER          YES          FOR               FOR
 meeting other than an AGM

PROPOSAL #16.: Adopt the GlaxoSmithKline GSK 2009                          ISSUER          YES          FOR               FOR
Performance Share Plan

PROPOSAL #17.: Adopt the GSK 2009 Share Option Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #18.: Adopt the GSK 2009 Deferred Annual                          ISSUER          YES          FOR               FOR
Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOBE TELECOM INC
  TICKER:                N/A             CUSIP:     Y27257149
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the Quorum                              ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the minutes of the previous                          ISSUER          YES        ABSTAIN           AGAINST
meeting

PROPOSAL #3.: Approve the annual report of the Officer                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.: Ratify all acts and resolutions of the                       ISSUER          YES        ABSTAIN           AGAINST
Board of Directors and management adopted in the
ordinary course of business during the preceding year

PROPOSAL #5.: Elect the Directors                                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Elect the Auditors and approve to fix                        ISSUER          YES        ABSTAIN           AGAINST
their remuneration

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GMM GRAMMY PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y22931110
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
2008 AGM of shareholders

PROPOSAL #2.: Approve the Restructuring Plan of the                        ISSUER          YES          FOR               FOR
Company

PROPOSAL #3.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #4.: Approve to increase the registered                           ISSUER          YES          FOR               FOR
capital of the Company

PROPOSAL #5.: Amend Clause 4 of the Memorandum of                          ISSUER          YES          FOR               FOR
Association to be consistent with the increase of the
 registered capital of the Company

PROPOSAL #6.: Approve the allotment of the newly-                          ISSUER          YES          FOR               FOR
issued shares of the Company

PROPOSAL #7.: Amend the name and number of the                             ISSUER          YES          FOR               FOR
Company's authorized Directors

PROPOSAL #8.: Amend the Clause 27 of the Company's                         ISSUER          YES          FOR               FOR
Articles of Association regarding with some acts
which to be approved by the Company's Board of
Directors and the Company's authorized Directors

PROPOSAL #9.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GMM GRAMMY PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y22931110
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
EGM no. 1/2008, held on 25 SEP 2008

PROPOSAL #2.: Acknowledge the declaration of the year                      ISSUER          YES          FOR               FOR
 2008 operational results and certify the Company's
annual report

PROPOSAL #3.: Approve the Company's balance sheet and                      ISSUER          YES          FOR               FOR
 the profit and loss statement for the YE 31 DEC 2008

PROPOSAL #4.: Approve the allocation of net profit                         ISSUER          YES          FOR               FOR
for legal reserves

PROPOSAL #5.: Approve the appropriation of the net                         ISSUER          YES          FOR               FOR
profit on dividend payments for 2008 operational
results

PROPOSAL #6.: Appoint the Company's new Directors in                       ISSUER          YES        AGAINST           AGAINST
replacement to those who are due to retire on rotation

PROPOSAL #7.: Approve the Company's new Additional                         ISSUER          YES          FOR               FOR
Directors

PROPOSAL #8.: Approve the Board of Directors'                              ISSUER          YES          FOR               FOR
remuneration for the year 2009 and acknowledge the
Audit Committee's remuneration for the year 2009

PROPOSAL #9.: Appoint the Company's Auditor and                            ISSUER          YES          FOR               FOR
approve the Audit fee for the year 2009

PROPOSAL #10.: Acknowledge the progress of new                             ISSUER          YES          FOR               FOR
shareholding structure and Management restructuring
between the Company and GMM Media Public Co., Ltd

PROPOSAL #11.: Other issues [if any]                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLD FIELDS LTD
  TICKER:                N/A             CUSIP:     S31755101
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the consolidated                          ISSUER          YES          FOR               FOR
audited annual financial statements of the Company
and its subsidiaries, incorporating the Auditors' and
 the Directors' reports for the YE 30 JUN 2008

PROPOSAL #O.2: Re-elect Mr. D. N. Murray as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.3: Re-elect Mr. C. I. Von Christierson as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires in terms of
the Articles of Association

PROPOSAL #O.4: Re-elect Mrs. G. M. Wilson as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.5: Re-elect Mr. A. J. Wright as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Articles of Association

PROPOSAL #O.6: Approve that the entire authorized but                      ISSUER          YES          FOR               FOR
 unissued ordinary share capital of the Company from
time to time after setting aside so many shares as
may be required to be allotted and issued by the
Company in terms of any Share Plan or Scheme for the
benefit of employees and/or Directors [whether
Executive or Non-executive] be placed under the
control of the Directors of the Company, until the
next AGM; authorize the Directors, in terms of
Section 221(2) of the Companies Act 61 of 1973 as
amended [Companies Act], to allot and issue all or
part thereof in their discretion, subject to the
provisions of the Companies Act and the Listings

PROPOSAL #O.7: Approve to place the non-convertible                        ISSUER          YES          FOR               FOR
redeemable preference shares in the authorized but
unissued share capital of the Company, under the
control of the Directors for allotment and issue at
the discretion of the Directors of the Company,
subject to all applicable legislation, the
requirements of any recognized Stock Exchange on
which the shares in the capital of the Company may
from time to time be listed and with such rights and
privileges attached thereto as the Directors may

PROPOSAL #O.8: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to the Articles of Association of
the Company and subject to the passing of Ordinary
Resolution number 6, to allot and issue Equity
Securities for cash subject to the Listings
Requirements of JSE Limited [JSE] and subject to the
Companies Act 61 of 1973 as amended on the following
basis: the allotment and issue of equity securities
for cash shall be made only to persons qualifying as
public shareholders as defined in the Listings
Requirements of JSE and not to related parties;
Equity Securities which are the subject of issues for
 cash; in the aggregate in any 1 FY may not exceed
10% of the Company's relevant number of Equity
Securities in issue of that class; of a particular
class, will be aggregated with any securities that
are compulsorily convertible into securities of that
class, and, in the case of the issue of compulsorily
convertible securities, aggregated with the
securities of that class into which they are
compulsorily convertible; as regards the number of
securities which may be issued, shall be based on the
 number of securities of that class in issue added to
 those that may be issued in future [arising from the
 conversion of options/convertible securities] at the
 date of such application, less any securities of the
 class issued, or to be issued in future arising from
 options/convertible securities issued, during the
current FY, plus any securities of that class to be
issued pursuant to a rights issue which has been
announced, is irrevocable and is fully underwritten
or acquisition which has final terms announced] may
be included as though they were securities in issue
at the date of application; the maximum discount at
which equity securities may be issued is 10 % of the
weighted average traded price on the JSE of such
Equity Securities measured over the 30 days prior to
the date that the price of the issue is determined or
 agreed by the Directors of the Company; after the
Company has issued Equity Securities for cash which
represent, on a cumulative basis within a FY, 5% or
more of the number of Equity Securities of that class
 in issue prior to that issue, the Company shall
publish announcement containing full details of the
issue, including the effect of the issue on the net
asset value and earnings per share of the Company;
and the Equity Securities which are the subject of
the issue for cash are of a class already in issue or
 where this is not the case, must be limited to such
securities or rights that are convertible to a class
already in issue; [Authority expires the earlier of

PROPOSAL #O.9: Approve that the Non-Executive                              ISSUER          YES          FOR               FOR
Directors are awarded rights to the following numbers
 of shares in terms of The Gold Fields Limited 2005
Non-Executive Share Plan: Messrs. A.J. Wright: 7,600,
 K. Ansah: 5,000; J.G. Hopwood: 5,000; G. Marcus:
5,000; J. M. McMahon: 5,000; D. N. Murray: 5,000;
D.M.J. Ncube: 5,000; R.L. Pennant-Rea: 5,000; P. J.
Ryan: 5,000; and C.I. Von Christierson: 5,000; so
many unissued ordinary shares in the capital of the
Company as are necessary to allot and issue the
shares in respect of which rights have been awarded
to Non-Executive Directors under this Ordinary
Resolution Number 9, be placed under the control of
the Directors of the Company who are specifically
authorized in terms of Section 221(2) of the
Companies Act 61 of 1973 as amended to allot and
issue all and any of such shares in accordance with
the terms and conditions of The Gold Fields Limited
2005 Non-Executive Share Plan as same may be amended

PROPOSAL #O.10: Approve, the remuneration payable to                       ISSUER          YES          FOR               FOR
Non-Executive Directors of the Company with effect
from 01 JAN 2009: the ordinary Board Members board
fees [excluding the Chairman of the Board] be
increased from ZAR 120,000 per annum to ZAR 135,000
per annum; the ordinary Board Members attendance fee
[excluding the Chairman of the Board] be increased
from ZAR 8,800 per meeting to ZAR 10,000 per meeting;
 the meeting attendance fees payable to the Directors
 for attending Board Committee meetings [excluding
the Chairman of the Board] be increased from ZAR
5,300 per meeting to ZAR 6, 000 per meeting; the
Chairman's fee be increased from ZAR 1,050,000 to ZAR
 1,187, 000 per annum; the annual retainer for each
Chairman of the Nominating arid Governance Committee,
 the Safety, Health, Environment and Community
Committee and the Remuneration Committee [excluding
the Chairman of the Board] be increased from ZAR
87,000 per annum to ZAR 98,300 per annum; the annual
retainer for the Chairman of the Audit Committee
[excluding the Chairman of the Board] be increased
from ZAR 122,000 per annum to ZAR 137,600 per annum;
the annual retainer for each of the ordinary Board
members [excluding the chairman of the Board] of the
Nominating and Governance Committee, the Safety,
Health, Environment and Community Committee and the
Remuneration Committee be increased from ZAR 43,500
per annum to ZAR 49,200 per annum; the annual
retainer for each of the ordinary Board Members
[excluding the Chairman of the Board] of the Audit
Committee be increased from ZAR 61,000 per annum to
ZAR 68,900 per annum; and the travel allowance
payable to Directors who travel internationally to
attend meetings be increased from USD 4,400 per
international trip required to USD 5,000 per

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
Subsidiaries, pursuant to the Articles of Association
 of the Company, by way of general approval from time
 to time, to acquire ordinary shares in the share
capital of the Company in accordance with the
Companies Act 61 of 1973 and the JSE Listings
Requirements provided that: the number of ordinary
shares acquired in any 1 FY shall not exceed 20% of
the ordinary shares in issue at the date on which
this resolution is passed; the repurchase must be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter party; the Company only appoints 1agent
to effect any repurchase[s] on its behalf; the price
paid per ordinary share may not be greater than 10%
above the weighted average of the market value of the
 ordinary shares for the 5 business days immediately
preceding the date on which a purchase is made; the
number of shares purchased by subsidiaries of the
Company shall not exceed 10% in the aggregate of the
number of issued shares in the Company at the
relevant times; the repurchase of shares by the
Company or its subsidiaries may not be effected
during a prohibited period as defined in the JSE
Listings Requirements; after a repurchase, the
Company will continue to comply with all the JSE
Listings Requirements concerning shareholder spread
requirements; and an announcement containing full
details of such acquisitions of shares will be
published as soon as the Company and/or its
subsidiaries have acquired shares constituting on a
cumulative basis 3% of the number of shares in issue
at the date of the general meeting at which this
Special Resolution is considered and if approved
passed, and for each 3% in aggregate of the initial
number acquired thereafter; [Authority expires
earlier of the date of the next AGM of the Company or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLDEN AGRI-RESOURCES LTD.
  TICKER:                N/A             CUSIP:     ADPV11073
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the reports of the Directors and                       ISSUER          YES          FOR               FOR
Auditors and the Audited financial statements

PROPOSAL #2.: Approve the Director fees of SGD                             ISSUER          YES          FOR               FOR
228,000 for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Muktar Widjaja as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. Rafael Buhay Concepcion,                        ISSUER          YES          FOR               FOR
Jr as a Director

PROPOSAL #5.: Re-elect Mr. Kaneyalall Hawabhay as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. William Chung Nien Chin as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #7.: Re-appoint Moore Stephens LLP as the                         ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Approve to renew the authority to allot                      ISSUER          YES          FOR               FOR
 and issue shares [share issue mandate]

PROPOSAL #9.: Grant authority to allot and issue                           ISSUER          YES          FOR               FOR
shares up to 100% of the total number of issued
shares via a pro-rata renounceable rights issue

PROPOSAL #10.: Grant authority to allot and issue                          ISSUER          YES          FOR               FOR
shares at a discount of up to 20% under share issue
mandate

PROPOSAL #11.: Approve to renew the share purchase                         ISSUER          YES          FOR               FOR
mandate

PROPOSAL #12.: Approve to renew the interested person                      ISSUER          YES          FOR               FOR
 transactions mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOOGLE INC.
  TICKER:                GOOG            CUSIP:     38259P508
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ERIC SCHMIDT                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SERGEY BRIN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LARRY PAGE                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L. JOHN DOERR                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN L. HENNESSY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR D. LEVINSON                                   ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ANN MATHER                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL S. OTELLINI                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: K. RAM SHRIRAM                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SHIRLEY M. TILGHMAN                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS GOOGLE'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009.

PROPOSAL #03: APPROVAL OF AN AMENDMENT TO GOOGLE'S                         ISSUER          YES        AGAINST           AGAINST
2004 STOCK PLAN TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF CLASS A COMMON STOCK ISSUABLE UNDER THE
PLAN BY 8,500,000.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                               ISSUER          YES        ABSTAIN           AGAINST
POLITICAL CONTRIBUTION DISCLOSURE.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING INTERNET                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 CENSORSHIP.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING HEALTH                      SHAREHOLDER       YES        ABSTAIN           AGAINST
CARE REFORM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREAT EASTN HLDG LTD
  TICKER:                N/A             CUSIP:     Y2854Q108
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's report                      ISSUER          YES          FOR               FOR
 and audited financial statements for the FYE 31 DEC
2008

PROPOSAL #2.: Approve a final one-tier tax exempt                          ISSUER          YES          FOR               FOR
dividend of 16 cents per ordinary share in respect of
 the FYE 31 DEC 2008 as recommended by the Directors

PROPOSAL #3.A: Re-appoint Mr. Lee Seng Wee, pursuant                       ISSUER          YES          FOR               FOR
to Section 153(6) of the Companies Act, Chapter 50, ,
 who retires under Section 153 of the said Act, to
hold office from the date of this AGM until the next

PROPOSAL #3.B.1: Re-elect Dr. Cheong Choong Kong as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation under Article 91
of the Company's Articles of Association

PROPOSAL #3.B.2: Re-elect Mr. David Conner as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation under Article 91 of
 the Company's Articles of Association

PROPOSAL #3.B.3: Re-elect Mr. Lee Chien Shih as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation under Article 91 of
 the Company's Articles of Association

PROPOSAL #3.C.1: Re-elect Mrs. Fang Ai Lian as a                           ISSUER          YES          FOR               FOR
Director, who retires under Article 97 of the
Company's Articles of Association

PROPOSAL #3.C.2: Re-elect Mr. Ng Keng Hooi as a                            ISSUER          YES          FOR               FOR
Director, who retires under Article 97 of the
Company's Articles of Association

PROPOSAL #4.: Approve the Directors fees of SGD                            ISSUER          YES          FOR               FOR
1,071,000 for the FYE 31 DEC 2008

PROPOSAL #5.: Re-appoint Messrs. Ernst & Young LLP as                      ISSUER          YES          FOR               FOR
 the Auditors and authorize the Directors to fix
their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to section 161 of the Companies Act,
Chapter 50 and the Listing Manual of the Singapore
Exchange Securities Trading Limited [SGX-ST], to
issue shares in the capital of the Company [shares]
whether by way of rights, bonus or otherwise and/or
make or grant offer, agreements or options
[Instruments] that might or would require shares to
be issued, including but not limited to the creation
and issue of warrants, debentures or other
instruments convertible into shares at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit and issue shares in
pursuance of any instrument made or granted by the
Directors while this resolution was in force,
provided that: i) the aggregate number of shares to
be issued pursuant to this resolution does not exceed
 50% of the total number of issued shares in the
capital of the Company excluding treasury shares, of
which the aggregate number of shares to be issued
other than on a pro-rata basis to the shareholders of
 the Company does not exceed 20% of the total number
of issued shares in the capital of the Company
excluding treasury shares; and ii) [subject to such
manner of calculation as may be prescribed by SGX-ST]
 the total number of issued shares in the capital of
the Company excluding treasury shares shall be based
on the total number of issued shares in the capital
of the Company excluding treasury shares at the time
this Resolution is passed, after adjusting for new
shares arising from the conversion or exercise of any
 convertible securities or share options or vesting
of share awards which are outstanding or subsisting
at the time this resolution is passed and any
subsequent consolidation or subdivision of shares;
and in exercising the authority conferred by this
resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force and the Articles of
Association for the time being of the Company;
[Authority expires the earlier of the conclusion of

PROPOSAL #7.: Authorize the Directors to offer and                         ISSUER          YES        AGAINST           AGAINST
grant options in accordance with the provisions of
Great Eastern Holdings Executives' Share Option
Scheme [Scheme] and to allot and issue from time to
time such number of ordinary shares in the capital of
 the Company as may be required to be issued pursuant
 to the exercise of options under the Scheme,
provided that the aggregate number of ordinary shares
 to be issued pursuant to the Scheme, shall not
exceed 10% of the total issued ordinary shares in the
 capital of the Company excluding treasury shares on
the day preceding that date

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREAT NORDIC STORE NORD LTD
  TICKER:                N/A             CUSIP:     K4001S214
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Receive a report on the Company's                            ISSUER          YES          FOR               FOR
activities

PROPOSAL #b.: Approve the Audited Annual Report and                        ISSUER          YES          FOR               FOR
grant discharge to the Supervisory Board and the
Executive Management from liability

PROPOSAL #c.: Approve the distribution of the profit                       ISSUER          YES          FOR               FOR
for the year, including the declaration of any
Dividends, or as to the covering of any loss

PROPOSAL #d.i: Authorize the supervisory Board and                         ISSUER          YES          FOR               FOR
its subsidiaries to acquire shares in the Company of
up to 10% of the Company's share capital at the
market price applicable at the time of purchase
subject to a deviation of up to 10% [Authority
expires at the next AGM]

PROPOSAL #d.ii: Amend the Article 2[3] of the                              ISSUER          YES          FOR               FOR
Articles of Association concerning the changes of the
 name from OMX Nordic Exchange Copenhagen A/S to read
 Nasdaq omx Copenhagen A/S

PROPOSAL #d.iii: Approve, to renew the authorization                       ISSUER          YES        AGAINST           AGAINST
to issue share options; the amount for which share
options may be issued would be DKK 1,000,000 nominal
value; [Authority expires after 1 year]; amend the
Article 4[4] of the Articles of Association as
specified; Authorization in the Article 4[5] of the
Articles of Association to decrease the share capital
 by DKK 66,062,744 to be decreased to DKK 52,458,848
and extended for a period of 12 months to the effect
that the figure 66,062,744 be amended to 52,458,848
and the wording until 11 MAR 2013 be amended to read
until 23 MAR 2014

PROPOSAL #d.iv: Amend the Article 5[3] of the                              ISSUER          YES          FOR               FOR
Articles of Association concerning change of address
of VP Investor Services A/S [VP Services A/S],
Helgesh j All  61, DK-2630 Taastrup to Weidekampsgade
 14, DK-2300 Copenhagen S

PROPOSAL #e.: Re-elect Messrs. Per Wold-Olsen,                             ISSUER          YES          FOR               FOR
William E. Hoover, Jr., Jorgen Bardenfleth, Rene
Svendsen-Tune, Carsten Krogsgaard Thomsen and
Wolfgang Reim as the Members of the Supervisory
Board, pursuant to Article 18[2] of the Articles of

PROPOSAL #f.: Approve, the total amount of                                 ISSUER          YES          FOR               FOR
remuneration to be paid to the Supervisory Board be
increased to a level corresponding to that of
international peers based in Denmark; the
distribution of remunerations is based on the new
company management structure, in which the
Supervisory Board elected by the shareholders now
also have seats on the Supervisory Boards of GN
ReSound A/S and GN Netcom A/S; the remuneration
committee and an Audit Committee have been set up;
the basic remuneration for the Board's work at GN
Store Nord A/S be DKK 200,000 with two times basic
remuneration being paid to the Deputy Chairman and
three times basic remuneration being paid to the
Chairman; the basic remuneration for committee work
be fixed at DKK 50,000 with two times basic
remuneration being paid to the Chairman of the
Remuneration Committee and three times basic
remuneration being paid to the Chairman of the Audit
Committee; the basic remuneration for the Board's
work in GN Netcom A/S and GN ReSound A/S be fixed at
DKK 100,000 with 1.75 times basic remuneration being
paid to the Deputy Chairman and 2.5 times basic
remuneration being paid to the Chairman; The total
remuneration to the Supervisory Board of GN Store

PROPOSAL #g.: Approve, pursuant to the Article 25 of                       ISSUER          YES          FOR               FOR
the Articles of Association, state-authorized public
accountants must be appointed to serve as Auditors
until the next AGM; the Supervisory Board proposes
that KPMG Statsautoriseret Revisionspartnerselskab be
 re-appointed

PROPOSAL #h.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE AEROPLAN INC
  TICKER:                N/A             CUSIP:     399453109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Robert E. Brown as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.2: Elect Mr. Roman Doroniuk as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation

PROPOSAL #1.3: Elect Mr. Rupert Duchesne as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.4: Elect Mr. Joanne Ferstman as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.5: Elect Mr. Michael M. Fortier as a                           ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #1.6: Elect Mr. John M. Forzani as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.7: Elect Mr. David H. Laidley as a                             ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.8: Elect Mr. Douglas D. Port as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.9: Elect Mr. Alan P. Rossy as a Director                       ISSUER          YES          FOR               FOR
of the Corporation

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors of the Corporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE BRUXELLES LAMBERT
  TICKER:                N/A             CUSIP:     B4746J115
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and reports of the Statutory
Auditor on the FY 2008

PROPOSAL #2.: Approve the presentation of the                              ISSUER          NO           N/A               N/A
consolidated financial statements for the YE 31 DEC
2008 and proposal for the approval of the non-
consolidated annual accounts for the YE 31 DEC 2008,
including appropriation of profit

PROPOSAL #3.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
duties performed during the YE 31 DEC 2008

PROPOSAL #4.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for duties performed during the YE 31 DEC 2008

PROPOSAL #5.a: Re-elect Mr. Thierry De Rudder as a                         ISSUER          NO           N/A               N/A
Director, for a term of 3 years, whose term of office
 expires at the end of this general meeting

PROPOSAL #5.b: Elect Mr. Georges Chodron De Courcel                        ISSUER          NO           N/A               N/A
as a Director, for a term of 3 years

PROPOSAL #5.c: Elect Mr. Ian Gallienne as a Director,                      ISSUER          NO           N/A               N/A
 for a term of 3 years

PROPOSAL #6.: Authorize the Board of Directors, to                         ISSUER          NO           N/A               N/A
acquire in strict compliance with legal provisions a
maximum of 32,271,657 treasury shares at unit price
that may not be more than 10% below the lowest price
of the 12 months preceding the operation and more
than 10 above the highest price of the last 20
listings preceding the operation, and authorize the
Company's subsidiaries within the meaning of Article
627 of the Company Code, to acquire the Company's
shares under the same conditions, if  the general
meeting agrees on this proposal, this authorization
replace the one granted by the OGM of 08 APR 2008;
[Authority expires after 5 years period]

PROPOSAL #7.: Approve, in accordance with the                              ISSUER          NO           N/A               N/A
decisions on the establishment of a stock option plan
 by the general meeting of 24 APR 2007, proposal to
set at EUR 12.5 million the maximum value of shares
in relation to the options to be granted in 2009

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE EUROTUNNEL
  TICKER:                N/A             CUSIP:     F477AL114
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing income of EUR 41,862,644.00

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY, i.e. EUR 41,862,644.00, be appropriated as
follows; net income for the FY EUR 41,862,644.00
retained earnings: nil, to the legal reserve: EUR
2,093,133.00, dividends: EUR 7,593,676.60 balance
allocated to the retained earnings: EUR 32,175,834.40
 the shareholders will receive a dividend of EUR 0.04
 per class A ordinary share of a par value of EUR
0.40, a dividend of one fortieth of the dividend paid
 per each class a ordinary share, for the class B
preference share of a par value of EUR 0.01 this
dividend will be paid in cash on 15 JUL 2009 in the
event that the Company holds some of its own shares
on the day the dividend is paid, the amount of the
unpaid dividend on such shares shall be allocated to
the retained earnings account, each non consolidated
ordinary share of a par value of EUR 0.01,
outstanding on the day the dividend is paid, will be
given one fortieth of the dividend paid; in
accordance with the regulations in force, the
shareholders' meeting recalls that no dividend was

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial Statements for the said FY, in
 the form presented to the meeting and showing income
 of EUR 39,727,087 .00

PROPOSAL #O.4: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements and commitments governed by the Article
 L.225-38 of the French Commercial Code and approve
the said report and the regulated agreements and
commitments referred to therein

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors' on agreements and commitments governed by
Article L.225-38 of the French Commercial Code, in
accordance with the provisions of Article L.225-42 of
 the French Commercial Code the conclusion by the
Company of the loan intra group with its subsidiary
Euro Tunnel Group UK Plc [EGP]

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below; maximum
purchase price EUR 10.00, minimum sale price EUR
5.50, maximum number of shares to be acquired 10% of
the share capital, maximum funds invested in the
share buybacks EUR 189,840,000.00, I.E. 18,984,195.5
ordinary shares of EUR 10.00 each; to take all
necessary measures and accomplish all necessary
formalities; [authorization is given for an 18-month
period]; it supersedes the authorization granted by
the ordinary shareholders meeting of 27 JUN 2008 in

PROPOSAL #E.7: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors, the reports of Mr. Jean-pierre Colle and
Mr. Thierry Bellot, the draft Merger agreement and
the enclosures drawn up under private seal dated 10
MAR 2009 between the Company and TUN SA, the approval
 of the draft Merger agreement and the Merger project
 by the shareholders of TUN SA at the extra ordinary
shareholders' meeting of 28 APR 2009, the provisions
of this Merger agreement, Merger agreement of TUN SA
into Groupe Eurotunnel SA, providing for the
contributions by the Company pursuant to a Merger of
all of its assets, estimated at a net value of EUR
622,531,934.00, with the corresponding taking over of
 all its liabilities, estimated at EUR
475,738,015.00, net assets contributed of EUR
146,793,919.00; the remuneration of the
contributions, according to an exchange ratio of 1
TNU SA share against 0.001008 Group Eurotunnel SA
ordinary share, to be issued through a capital
increase of the company [992 TNU SA shares for 1
Groupe Eurotunnel SA share] the unconditional
completion date of the Merger is the date when the
Merger comes into effect; the universal transfer of
assets of TNU SA to the Company; the dissolution
without liquidation of TNU SA, the day the Merger is
completed; to take all necessary measures and

PROPOSAL #E.8: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and merger agreement of TNU SA into Groupe
Eurotunnel SA in Resolution 7 records that,
consequentially to the vote of the previous
resolution, the merger of TNU SA into Groupe
Eurotunnel SA was approved by the shareholders of
Groupe Eurotunnel SA, there will be no exchange of
TNU SA shares held by Groupe Eurotunnel SA, resolves
consequentially, the shareholders meeting to increase
 the share capital by EUR 71,492.00, to increase it
from EUR 36,766.01 to EUR 76,008,258.01 by the
creation of 178,730 new fully paid-up shares of a par
 value of EUR 0.40 each, to be granted to the
shareholders of TNU SA, the 178,730 ordinary shares
shall be subject to the same statutory provisions and
 shall rank pari passu with the old shares will
created with dividend rights as of 01 JAN 2009, it
notes that the difference between the amount of the
quota of the net assets contributed by TNUS SA
corresponding to the TNU SA shares held by Groupe
Eurotunnel SA EUR. I.E. 145,793,305,00 and the
accounting net value of the TNU SA shares held by
Groupe Eurotunnel SA EUR, I.E. 262,354,347,00 will
form the capital loss on transferred shares which
amount to EUR 116,561,042,00 the difference between
the nest assets contributed by TNU SA, being of EUR
146,793,919,00, after deduction of the fraction of
these assets corresponding to the interest of Groupe
Eurotunnel SA in TNU SA, I.E.EUR 145,793,305.00 and
the par value of the Groupe Eurotunnel SA shares
issued within the context of the merger, I.E. EUR
71,492,00 will be registered for an amount of EUR
929,122.00 in the 'Merger Premium' account

PROPOSAL #E.9: Authorize the Board of Directors due                        ISSUER          YES          FOR               FOR
to the completion of the merger, to withdraw the sums
 from the merger premium in order to build up, on the
 liabilities of Groupe Eurotunnel SA, the reserves
and provisions required by Law existing on the
balance sheet of TNU SA and to deduct from said
merger premium the necessary sums to fund fully the
legal reserve and to charge the merger costs against
the merger premium, notes that the capital loss on
transferred shares will be registered in the assets
of the Groupe Eurotunnel SA balance sheet as
intangible assets in a subsidiary the Board of
Directors to increase the share capital, on one or
more occasions, at its sole discretion, in favour of
the employees and former employees of the Company or
related Companies or French foreign groups, who are
Members of a Company savings plan; [authorization is
given for an 26-month period]; and for a nominal
amount that shall not exceed EUR 2,000,000,00 the
shareholders meeting decides to the cancel the
shareholders' preferential subscription rights in
favour of beneficiaries mentioned above, the
shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities, it supersedes
the authorization granted by the Extra ordinary
shareholders meeting of 23 APR 2007 in its Resolution
 18, Resolution 20 the shareholder's meeting grants
full powers to the bearer of an original, a copy or
extract of the minutes of this meeting to carry out
all filings, publication and other formalities

PROPOSAL #E.10: Amend Article 6 of the Bylaws[capital                      ISSUER          YES          FOR               FOR
 stock] as follows share capital is set at EUR
76,008,258,01 and divided into EUR 190,020,645 shares
 of a par value of EUR 0.40 each and fully paid in,
and one class B preference share of pa par value of
EUR 0.01 fully paid in

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
draw and sign the statements of the conformity
referred in Article L.236-6 of the French Commercial
Code

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital, by issuance with the
shareholders' preferred subscription rights
maintained of ordinary shares of the Company and
securities giving access to ordinary shares pf the
Company or Companies of the group of the Company the
maximum nominal amount to be carried shall not exceed
 EUR 37,500,000.00; this amount shall not count
against the overall ceiling set forth in Resolution
16 the nominal amount debt securities shall not
exceed EUR 300,000,000.00 [authorization is given for
 an 26-month period]; it supersedes the authorization
 granted by the shareholders meeting of 23 APR 2008
in its Resolution 13

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, by issuance with waiver
of shareholders' pre-emptive rights, but with a
priority period, of ordinary shares of the Company
and securities giving access to ordinary shares of
the Company of companies of the group of Company the
maximum nominal amount to be carried shall not exceed
 EUR 15,000,000.00; this amount shall not count
against the overall ceiling set forth in Resolution
16 the nominal amount debt securities shall not
exceed EUR 300,000,000.00 [authorization is given for
 an 26-month period] it supersedes the authorization
granted by the shareholders meeting of 23 APR 2007 in
 its Resolution 14

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed accordingly with Resolution 13, with the
issue of waiver of shareholders' pre-emptive rights,
but with a priority period, of ordinary shares of the
 Company and securities giving access to ordinary
shares of the Company of companies of the group of
Company [authorization is given for an 26-month
period] the maximum nominal amount to be carried
shall not exceed EUR 15,000,000.00 I.E. 20% of the
share capital, this amount shall not count against
the overall ceiling set forth in Resolution 16

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital up to 10% , by way of
issuing ordinary shares of the Company or securities
or securities giving access to the share capital in
consideration for the contributions in kind granted
to the Company and comprised of capital securities of
 securities giving access to share capital, the
overall nominal ceiling shares shall count against
the ceiling set forth in Resolution 13 and against
the one set forth in Resolution 16 [authorization is
given for an 26-month period]

PROPOSAL #E.16: Approve to adopt the Resolutions                           ISSUER          YES          FOR               FOR
12,13,14,15 and 19 the shareholders meeting decides
that overall nominal amount pertaining to the capital
 increase to be carried out with the use of the
delegations given by said resolutions not exceed EUR
37,500,000.00; the resolution supersedes the
authorization granted by extraordinary shareholders'
meeting of 23 APR 2007 in its Resolution 16

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's ordinary shares or securities giving
access to the Company's shares, in consideration for
warrants or shares redeemable bonds [the ORA in
French] tendered in a public exchange offer initiated
 by the Company concerning the shares of another
Company; the maximum nominal amount of capital
increase to be carried out under this delegation
should not exceed EUR 115,000,000.00 [authorization
is given for an 26-month period]

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by canceling all or part of
the shares held by the Company in connection with the
 Stock Repurchase Plan authorized by Resolution 6 up
to a maximum of 10% of the share capital over a 24
month period [authorization is given for an 18-month

PROPOSAL #E.19: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #E.20: Grant authority of required documents                      ISSUER          YES          FOR               FOR
 other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
  TICKER:                N/A             CUSIP:     P49501201
  MEETING DATE:          10/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to pay a cash dividend in the                        ISSUER          YES          FOR               FOR
amount of MXN 0.47 per share

PROPOSAL #II.: Approve the report from the outside                         ISSUER          YES          FOR               FOR
Auditor regarding the fiscal situation of the Company

PROPOSAL #III.: Approve the designation of a delegate                      ISSUER          YES          FOR               FOR
 or delegates to formalize and carry out if relevant,
 the resolutions passed by the meeting

PROPOSAL #IV.: Approve the meeting minutes                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO MEXICO SAB DE CV
  TICKER:                N/A             CUSIP:     P49538112
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the report from the Chief                            ISSUER          YES          FOR               FOR
Executive Officer of the Company for the FY that ran
from 01 JAN 2008 to 31 DEC 2008; discussion and
approval, if relevant, of the consolidated financial
statements of the Company and of its subsidiaries to
31 DEC 2008; presentation of the opinions and reports
 that are referred to in Article 28, part iv, lines
A, C, D and E of the Securities Market Law, regarding
 the FY that ran from 01 JAN 2008 to 31 DEC 2008

PROPOSAL #II.: Receive the report regarding the                            ISSUER          YES          FOR               FOR
fulfillment of the tax obligations that are referred
to in Article 86, Part XX, of the Income Tax Law
during the 2008 FY

PROPOSAL #III.: Approve the allocation of profits                          ISSUER          YES          FOR               FOR
from the FY that ended on 31 DEC 2008

PROPOSAL #IV.: Receive the report that is referred to                      ISSUER          YES          FOR               FOR
 in Article 60, part iii, of the provisions of a
general nature applicable to the issuers of
securities and other participants, including a report
 regarding the allocation of the funds destined for
the acquisition of the Company's own shares during
the FYE on 31 DEC 2008; determination of the maximum
amount of funds to be allocated to the acquisition of
 the Company's own shares during the FY that ended on
 31 DEC 2008; determination of the maximum amount of
funds to be allocated to the acquisition to the
Company's own shares during the 2009 fiscal year

PROPOSAL #V.: Ratify the acts done by the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors, the Executive Chairperson and its
Committees during the FY that ran to 31 DEC 2008;
appoint or reelect, if relevant, of the Members of
the Board of Directors of the Company and
classification of their independence in accordance
with Article 26 of the securities market law ;
appoint or reelect if relevant, of the Members of the
 Committees of the Board of Directors itself and of

PROPOSAL #VI.: Approve the remuneration for the                            ISSUER          YES          FOR               FOR
Members of the Board of Directors and for the Members
 of the Committees of the Board

PROPOSAL #VII.: Approve the designation delegates who                      ISSUER          YES          FOR               FOR
 will carry out and formalize the resolutions passed
at this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUOCOLEISURE LTD
  TICKER:                N/A             CUSIP:     G4210D102
  MEETING DATE:          10/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the Share Option Scheme to be                       ISSUER          YES        AGAINST           AGAINST
known as 'The GuocoLeisure Limited Executives' Share
Option Scheme 2008' [the Scheme] under which options
[the Options] will be granted from time to time to
selected confirmed employees of the Company and its
subsidiaries including Executive Directors of the
Company [collectively, the Employees] to acquire
ordinary shares in the capital of the Company
[Shares], particulars of which are as specified,
subject to approval from the shareholders of Guoco
Group Limited; and authorize the Directors of the
Company: [i] to establish and administer the scheme;
[ii] to modify and/or amend the scheme from time to
time provided that such modifications and/or
amendments are effected in accordance with the
provisions of the scheme and to do all such acts and
to enter into all such transactions, arrangements and
 agreements as may be necessary, desirable or
expedient in order to give full effect to the scheme;
 and [iii] to offer and grant options in accordance
with the provisions of the scheme and to allot and
issue from time to time such number of shares in the
capital of the Company as may be required to be
issued pursuant to the exercise of the options
[notwithstanding that the exercise thereof or such
allotment and issue may occur after the conclusion of
 the next or any ensuing AGM of the Company],
provided that: [1] the aggregate number of shares
over which the Committee may grant options on any
date, when added to the number of shares issued and
transferred and issuable and transferable in respect
of all options under the scheme [excluding treasury
shares] on the day preceding that date [Scheme
Limit], shall not exceed 15% of the total number of
issued Shares of the Company, provided that for so
long as the Company is a subsidiary of Guoco Group
Limited and Guoco Group Limited is listed on the Hong
 Kong Stock Exchange [HKSE], but subject always to
the scheme limit: [aa] the aggregate number of new
shares over which the Committee may grant options on
any date, when added to the number of new shares
issued and issuable in respect of all options granted
 under the scheme, shall not exceed 10% of the total
number of issued shares at the date that this
resolution is passed or the date that it is approved
by the shareholders of Guoco Group Limited, whichever
 is the later, or such other limit as may be
prescribed or permitted by the HKSE from time to time
 [HKSE Listing Rules Limit]; and [bb] the HKSE
Listing Rules Limit may be increased under the HKSE
Listing Rules as provided under the Scheme; and [2]
that the aggregate number of shares to be offered to
certain Employees collectively and individually
during the duration of the Scheme [subject to
adjustments, if any, made under the Scheme] shall not
 exceed such limits or [as the case may be] sub-

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUOCOLEISURE LTD
  TICKER:                N/A             CUSIP:     G4210D102
  MEETING DATE:          10/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the first and final dividend of                      ISSUER          YES          FOR               FOR
 SGD 0.025 per share for the FYE 30 JUN 2008

PROPOSAL #2.: Re-elect Mr. Quek Leng Chan as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Bye-Law
 104 of the Company's Bye Laws

PROPOSAL #3.: Re-elect Mr. Kwek Leng Hai as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Bye-Law
 104 of the Company's Bye Laws

PROPOSAL #4.: Approve the payment of USD 257,789 as                        ISSUER          YES          FOR               FOR
Directors' fees for the FYE 30 JUN 2008 [2007: USD
221,947]

PROPOSAL #5.: Appoint KPMG Singapore as the Auditors                       ISSUER          YES          FOR               FOR
and authorize the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to issue shares in the capital of the Company
[Shares] whether by way of rights, bonus or
otherwise; and/or to make or grant offers, agreements
 or options [collectively, Instruments] that might or
 would require shares to be issued, including but not
 limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into shares, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit; and [notwithstanding
the authority conferred by this resolution may have
ceased to be in force] issue shares in pursuance of
any Instrument made or granted by the Directors while
 this resolution was in force, provided that: the
aggregate number of shares to be issued pursuant to
this Resolution [including Shares to be issued in
pursuance of Instruments made or granted pursuant to
this Resolution] does not exceed 50% of the issued
share capital of the Company [as calculated in
accordance with this resolution below], of which the
aggregate number of Shares to be issued other than on
 a pro rata basis to shareholders of the Company
[including Shares to be issued in pursuance of
Instruments made or granted pursuant to this
Resolution] does not exceed 20% of the issued share
capital of the Company [as calculated in accordance
with this resolution below]; [subject to such manner
of calculation as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST]], for
the purpose of determining the aggregate number of
Shares that may be issued under this resolution
above, the percentage of issued share capital shall
be based on the issued share capital of the Company
at the time this Resolution is passed, after
adjusting for: i) new Shares arising from the
conversion or exercise of any convertible securities
or Share options or vesting of Share awards which are
 outstanding or subsisting at the time this
Resolution is passed ii) any subsequent consolidation
 or sub-division of Shares; in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the Listing
Manual of the SGX-ST [unless such compliance has been
 waived by the SGX-ST] and the Bye-Laws for the time
being of the Company; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the date by which the next AGM of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANA FINANCIAL GROUP INC, SEOUL
  TICKER:                N/A             CUSIP:     Y29975102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement

PROPOSAL #2.: Approve the statement of appropriation                       ISSUER          YES          FOR               FOR
of retained earnings

PROPOSAL #3.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #4.1: Elect the Directors: Nominees: Messrs.                      ISSUER          YES        AGAINST           AGAINST
 Kack-Young Kim, Sang-Gu Nam, Noh-Choong Huh, Kyung-
Sup Kim, Byung-Taek Yoo, Ku-Taek Lee, Jung-Nam Cho,
Jae-Chul Kim, Hae-Wang Chung, Roy. A. Karaoglan, II-
Hyun Suk

PROPOSAL #4.2: Elect the Auditor Committee Member as                       ISSUER          YES          FOR               FOR
the outside Directors: Nominees: Messrs. Kack-Young
Kim, Sang-Gu Nam, Kyung-Sup Kim

PROPOSAL #4.3: Elect the Auditor Committee Member as                       ISSUER          YES        AGAINST           AGAINST
non outside Directors: Mr. II-Hyun Suk

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANESBRANDS INC.
  TICKER:                HBI             CUSIP:     410345102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHADEN                                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GRIFFIN                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHNSON                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MATHEWS                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MULCAHY                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NELSON                                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NOLL                                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SCHINDLER                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ZIEGLER                                              ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS HANESBRANDS'
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS
 2009 FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAYS PLC
  TICKER:                N/A             CUSIP:     G4361D109
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the                        ISSUER          YES          FOR               FOR
Company for the YE 30 JUN 2008 and the reports of the
 Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 3.95 pence                       ISSUER          YES        AGAINST           AGAINST
recommended by the Directors for the YE 30 JUN 2008
which, if approved, will be paid on 21 NOV 2008 to
the shareholders on the register at the close of
business on 24 OCT 2008

PROPOSAL #3.: Approve the Board's report on                                ISSUER          YES          FOR               FOR
remuneration for the YE 30 JUN 2008, as specified

PROPOSAL #4.: Re-appoint Mr. Richard J. Smelt as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. Christopher W. Eccleshare                       ISSUER          YES          FOR               FOR
as a Director of the Company who retires in
accordance with Article 117

PROPOSAL #6.: Re-elect Mr. Paul H. Stoneham as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with Article 117

PROPOSAL #7.: Re-elect Mr. Paul Venables as a                              ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with Article 117

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company until the conclusion of the
next AGM

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #10.: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by Article 12 of the
Company's Articles of Association for a period
expiring at the conclusion of the next AGM of the
Company after the date on which this resolution is
passed and for that period the Section 80 amount
shall be GBP 4,585,884

PROPOSAL #S.11: Approve that, subject to the passing                       ISSUER          YES          FOR               FOR
of Resolution 10 above, to renew the power conferred
on the Directors by Article 13 of the Company's
Articles of Association for a period expiring at the
conclusion of the next AGM of the Company after the
date on which this resolution is passed and for that
period Section 89 amount shall be GBP 687,882,
notwithstanding the provisions of Article 13 of the
Company's Articles of Association, this power applies
 in relation to a sale of shares which is an
allotment of equity securities by virtue of Section
94(3A) of the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985
[as amended]] of up to 206,364,799 ordinary shares of
 1p each in the capital of the Company, at a minimum
price of 1p and up to 105% of the average of the
middle market quotations for such shares as derived
from the London Stock Exchange Daily Official List of
 the UK Listing Authority for the 5 business days, an
 amount equal to the higher of the price of the last
independent trade of an ordinary share and the
current independent bid for an ordinary share as
derived from the London Stock Exchange Trading System
 [SETS]; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 18
months]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.13: Adopt, the Articles of Association of                      ISSUER          YES          FOR               FOR
 the Company in substitution for, and to the
exclusion of the existing Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject and conditional on the                      ISSUER          YES          FOR               FOR
 placing and the open offer [as specified] becoming
unconditional, the waiver granted by the Panel on
Takeovers and Mergers of any obligation which might
otherwise arise for The Commissioners of Her
Majesty's Treasury or their nominee [HM Treasury] to
make a general cash offer to the remaining ordinary
shareholders of the Company for all the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the City Code on
Takeovers and Mergers, following completion of the
Placing and the Open Offer

PROPOSAL #S.2: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 5,410,000,000,
EUR 3,000,000,000, USD 5,000,000,000, AUD
1,000,000,000, CAD 1,000,000,000 and CNY
100,000,000,000 to GBP 7,288,000,000, EUR
3,000,000,000 USD 5,000,000,000, AUD 1,000,000,000,
CAD 1,000,000,000 and CNY 100,000,000,000 by the,
creation of: 7,500,000,000 New Ordinary Shares of 25
pence each; and 3,000,000 New preference shares of
GBP 1 each; and authorize the Directors of the
Company [the Directors], pursuant to Section 80 of
the Companies Act 1985, to exercise all the powers of
 the Company to allot relevant securities [as defined
 in Section 80(2) of the Companies Act 1985] up to an
 aggregate nominal amount of GBP 1,875,000,000 in
respect of ordinary shares of 25 pence, each in
connection with the Placing and Open Offer, and GBP
3,000,000 in respect of preference shares of GBP 1
each; [Authority expires earlier on 30 JUN 2009] and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry; and
approve the terms of the capital raising [as
specified] and authorize the Directors to implement
the Capital Raising as specified, to exercise all the
 powers of the Company to the extent the Directors
determine necessary to implement the Capital Raising

PROPOSAL #S.3: Approve the Ordinary Share Scheme of                        ISSUER          YES          FOR               FOR
arrangement; cancellation of Scheme Shares; creation
of New Ordinary Shares; allotment of New Ordinary
Shares; amendments of Articles; reclassification of
Ordinary Shares

PROPOSAL #S.4: Approve the Preference Share Scheme;                        ISSUER          YES          FOR               FOR
creation and allotment of New Preference Shares;
amendments of Articles; reclassification of
Preference Shares

PROPOSAL #S.5: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 1/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduce by
canceling and extinguishing the HBOS 9 1/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
1/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 1/4% Preference Shares

PROPOSAL #S.6: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 3/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 9 3/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
3/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 3/4% Preference Shares

PROPOSAL #S.7: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.0884% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.0884%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.0884% Preference Shares have been reclassified into
 A Preference Shares and B Preference Shares pursuant
 Resolution 4(a) as specified in respect of the HBOS
6.0884% Preference Shares

PROPOSAL #S.8: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.475% Preference Shares being passed, for the
purpose of giving effect to the Preference Share
Scheme, the share capital of the Company be reduced
by canceling and extinguishing the HBOS 6.475%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.475% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.475% Preference Shares

PROPOSAL #S.9: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.3673% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.3673%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.3673% Preference Shares have been reclassified
 into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.3673% Preference Shares

PROPOSAL #S.10: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.413% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.413%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.413% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.413% Preference Shares

PROPOSAL #S.11: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 5.92% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 5.92% Preference
 Shares in accordance with the terms of the
Preference Scheme or, to the extent that the HBOS
5.92% Preference Shares have been reclassified into A
 Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
5.92% Preference Shares

PROPOSAL #S.12: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.657% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.657%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.657% Preference Shares have been reclassified into
A Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
6.657% Preference Shares

PROPOSAL #S.13: Approve, subject and conditional on                        ISSUER          YES          FOR               FOR
Resolutions 3 and 4 as specified, relating to the
HBOS 12% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 12% Preference
Shares in accordance with the terms of the Preference
 Scheme or, to the extent that the HBOS 12%
Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [without or without                                  ISSUER          YES          FOR               FOR
modification] a Scheme of arrangement [the
Scheme]under Sections 895 to 899 of the Companies Act
 2006, to be made between the Company and the Scheme
Shareholders and authorize the Directors of the
Company to take all such actions as they consider
necessary or appropriate for carrying the Scheme in
to effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEADWATERS INCORPORATED
  TICKER:                HW              CUSIP:     42210P102
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: BLAKE O. FISHER, JR.                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES A. HERICKHOFF                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVE AMENDMENTS TO THE LONG TERM                          ISSUER          YES          FOR               FOR
INCENTIVE COMPENSATION PLAN

PROPOSAL #03: RATIFY THE SELECTION BY THE BOARD OF                         ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF
HEADWATERS FOR FISCAL 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEALTH MANAGEMENT ASSOCIATES, INC.
  TICKER:                HMA             CUSIP:     421933102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM J. SCHOEN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GARY D. NEWSOME                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KENT P. DAUTEN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD E. KIERNAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT A. KNOX                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W.E. MAYBERRY, M.D.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VICKI A. O'MEARA                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM C. STEERE, JR.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.W. WESTERFIELD, PH.D.                              ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                           ISSUER          YES          FOR               FOR
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEINEKEN N V
  TICKER:                N/A             CUSIP:     N39427211
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Adopt the financial statements for the                      ISSUER          YES          FOR               FOR
 FY 2008

PROPOSAL #1.B: Approve the decision on the                                 ISSUER          YES          FOR               FOR
appropriation of the balance of the income statement
in accordance with Article 12 paragraph 7 of the
Company's Articles of Association and the
distribution of retained earnings

PROPOSAL #1.C: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board

PROPOSAL #1.D: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Approve the extension and amendment of                      ISSUER          YES          FOR               FOR
 the authorization of the Executive Board to acquire
own shares under which the maximum number of shares
that may be acquired will remain limited to 10% of
the issued share capital of  the Company

PROPOSAL #3.B: Authorize the Executive Board to issue                      ISSUER          YES          FOR               FOR
 [rights to] shares

PROPOSAL #3.C: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
restrict or exclude shareholders' pre-emptive rights

PROPOSAL #5.A: Re-appoint Mr. M. Das as a Member of                        ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.B: Re-appoint Mr. J. M. Hessels as a                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #5.C: Appoint Mr. Ch. Navarre as a Member of                      ISSUER          YES          FOR               FOR
 the Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENDERSON LAND DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y31476107
  MEETING DATE:          12/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Audited                              ISSUER          YES          FOR               FOR
Accounts and the Reports of the Directors and
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Lee Ka Kit as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Lee Ka Shing as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Suen Kwok Lam as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #3.4: Re-elect Mr. Patrick Kwok Ping Ho as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.5: Re-elect Mrs. Angelina Lee Pui Ling as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.6: Re-elect Mr. Wu King Cheong as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors to repurchase                       ISSUER          YES          FOR               FOR
ordinary shares of HKD 2.00 each in the capital of
the Company during the relevant period, on The Stock
Exchange of Hong Kong Limited [Stock Exchange] or any
 other stock exchange on which the shares of the
Company may be listed and recognized by the Stock
Exchange and the Securities and Futures Commission,
on share repurchases for such purposes, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
Stock Exchange as amended from time to time, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or the
Companies Ordinance [Chapter 32 of the Laws of Hong
Kong] to be held]

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares of
the Company and make or grant offers, agreements and
options [including warrants, bonds, debentures, notes
 and other securities convertible into shares in the
Company] during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company,
otherwise than pursuant to i) a rights issue; or ii)
any option scheme or similar arrangement; or iii) an
issue of shares in the Company upon the exercise of
the subscription or conversion rights attaching to
any warrants or convertible notes which may be issued
 by the Company or any of its subsidiaries; or iv)
any scrip dividend pursuant to the Articles of
Association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or the Companies Ordinance [Chapter 32 of the
 Laws of Hong Kong] to be held]

PROPOSAL #5.C: Approve to extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors of the Company to allot,
issue and deal with any additional shares of the
Company pursuant to Resolution 5.B, by the addition
to the aggregate nominal amount of share capital
which may be allotted, issued and dealt with or
agreed conditionally or unconditionally to be
allotted, issued and dealt with by the Directors
pursuant to such general mandate an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company pursuant to Resolution 5.A, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the share capital of the Company at
 the date of passing this resolution

PROPOSAL #S.6: Amend Article 78 and Article 123 of                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERBALIFE LTD.
  TICKER:                HLF             CUSIP:     G4412G101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PEDRO CARDOSO                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MURRAY H. DASHE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: COLOMBE M. NICHOLAS                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF THE COMPANY'S                      ISSUER          YES          FOR               FOR
 INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEWITT ASSOCIATES, INC.
  TICKER:                HEW             CUSIP:     42822Q100
  MEETING DATE:          2/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM J. CONATY                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHELE M. HUNT                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CARY D. MCMILLAN                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF ERNST & YOUNG LLP AS                         ISSUER          YES          FOR               FOR
INDEPENDENT PUBLIC ACCOUNTANTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEWLETT-PACKARD COMPANY
  TICKER:                HPQ             CUSIP:     428236103
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: L. T. BABBIO, JR.                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: S. M. BALDAUF                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: R. L. GUPTA                            ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. H. HAMMERGREN                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M. V. HURD                             ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J. Z. HYATT                            ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J. R. JOYCE                            ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R. L. RYAN                             ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: L. S. SALHANY                          ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: G. K. THOMPSON                         ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
 THE FISCAL YEAR ENDING OCTOBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HILL-ROM HOLDINGS, INC.
  TICKER:                HRC             CUSIP:     431475102
  MEETING DATE:          2/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PATRICK T. RYAN**                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROLF A. CLASSON**                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDUARDO R. MENASCE*                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE HILL-ROM HOLDINGS, INC.                      ISSUER          YES          FOR               FOR
 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #03: APPROVAL OF THE AMENDMENT OF THE HILL-                       ISSUER          YES          FOR               FOR
ROM HOLDINGS, INC. STOCK INCENTIVE PLAN TO RESERVE
ADDITIONAL SHARES FOR ISSUANCE THEREUNDER.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI CHEMICAL COMPANY,LTD.
  TICKER:                N/A             CUSIP:     J20160107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Expand
Business Lines

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI METALS,LTD.
  TICKER:                N/A             CUSIP:     J20538112
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI,LTD.
  TICKER:                N/A             CUSIP:     J20454112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Reduction of Legal Reserve                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HMV GROUP PLC
  TICKER:                N/A             CUSIP:     G45278101
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts for 52                       ISSUER          YES          FOR               FOR
weeks ended 26 APR 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Roy Brown                                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Simon Fox                                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Philip Rowley                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Ernst and Young as the                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority for the HMV Group Plc                       ISSUER          YES          FOR               FOR
and its subsidiaries to make political donations

PROPOSAL #S.11: Approve to disapply pre-emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOGANAS AB
  TICKER:                N/A             CUSIP:     W4175J146
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Attorney Ragnar Lindqvist as the Chairman of the
meeting

PROPOSAL #2.: Preparting and approving the voting list                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approving the agenda                                         ISSUER          NO           N/A               N/A

PROPOSAL #4.: Appointing 2 people to verify the                            ISSUER          NO           N/A               N/A
minutes

PROPOSAL #5.: Consideration of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #6.: Aubmission of the annual report and                          ISSUER          NO           N/A               N/A
audit report and the consolidated financial
statements and consolidated audit report, including
statements from the Chief Executive Officer and a
statement on the activities of the Board and the

PROPOSAL #7.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #7.b: Approve a dividend of SEK 3.00 per                          ISSUER          YES          FOR               FOR
share for the FY 2008, with Tuesday 30 APR 2008 as
the record date; if the AGM resolves pursuant to the
resolution, dividends will be scheduled for
disbursement from Euroclear Sweden AB on Tuesday, 06
MAY 2009

PROPOSAL #7.c: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and Chief Executive Officer from liability

PROPOSAL #8.: Approve the number of Board Members at                       ISSUER          YES          FOR               FOR
8 with no Deputies

PROPOSAL #9.: Approve the Directors' fees as specified                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Messrs. Alrik Danielson,                           ISSUER          YES          FOR               FOR
Peter Gossas, Urban Jansson, Bengt Kjell, Jenny
Linden Urnes and Bernt Magnusson and elect Mr. Anders
 G. Carlberg and Mr. Erik Urnes to the Board of
Directors; and elect Mr. Anders G. Carlberg as

PROPOSAL #11.: Approve the fees payable to the                             ISSUER          YES          FOR               FOR
Auditors be according to account

PROPOSAL #12.: Approve the proposal regarding the                          ISSUER          YES          FOR               FOR
Election Committee as specified

PROPOSAL #13.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration and other employment terms of the
Corporate Management, with substantially the terms as

PROPOSAL #14.a: Approve the introduction of an                             ISSUER          YES          FOR               FOR
Employee Stock Option Plan 2009 as specified

PROPOSAL #14.b: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 the period until the next AGM, to decide on the
acquisition of class B treasury shares on the NASDAQ
OMX Stockholm ; the re-purchase may be conducted so
that the holding of treasury shares amounts to a
maximum of 1/10 of all shares of the Company the
opportunity to transfer shares to employees, pursuant
 to aggregate cost of the performance related
Employee Stock Option Plan

PROPOSAL #14.c: Approve to the transfer a maximum of                       ISSUER          YES          FOR               FOR
330,000 treasury shares to employees pursuant to the
Performance-related Employee Stock Option Plan stated
 in Resolution 14.A; additionally, during the period
before the next AGM, the Company shall have the right
 to transfer the requisite number of shares if
participants demand cash redemption, and a maximum of
 80,000 shares of the holding of 330,000 shares with
the aim of covering specified expenditure, mainly
social security costs

PROPOSAL #14.d: Approve the transfer of treasury                           ISSUER          YES          FOR               FOR
shares due to the Employee Stock Option Plan 2007 as
specified

PROPOSAL #15.: Amend Section 11 of the Articles of                         ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOME RETAIL GROUP PLC
  TICKER:                N/A             CUSIP:     G4581D103
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors,                         ISSUER          YES          FOR               FOR
the report of the Auditors and the financial
statement of the Company for the 52 weeks ended 01

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report contained in the and annual reports and
financial statements of the Company for the 52 weeks
period ended 01 MAR 2008

PROPOSAL #3.: Declare a final dividend of 10.0p per                        ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #4.: Re-elect Mr. Terry Duddy as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. John Coombe as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
financial statements and reports are laid before the
Company

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Authorize the Company and those                              ISSUER          YES          FOR               FOR
Companies which are subsidiary of the Company at any
time during the period for which this resolution has
effect for the purposes of part 14 of the Companies
Act 2006 [ the 2006 Act] during the period from the
passing of this resolution to the conclusion of the
Company's AGM in 2009; i) to make political donation
to political parties and/ or independent election
candidates ii) to make political donations to
political donations others than political parties and
 iii) to incur political expenditure, up to an
aggregate amount of GBP 50,000 and the amount
authorized under each of paragraphs (i) to (iii)
shall also be limited to such amount and that's words
 and expressions defined for the purpose of the 2006
Act shall have the same meaning in this resolution

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all previous authorities pursuant to
 Section 80 of the Companies Act 1985 [the 1985 Act]
by paragraph 9.2 of Article 9 of the Company's
Articles of Association be renewed [Authority expires
 the earlier for the period ending on the date of the
 AGM in 2009 or on 01 OCT 2009], and for such period
the Section 80 amount shall be GBP 29,248,166 and
such authority without prejudice to any allotment of
securities prior to the date of this resolution

PROPOSAL #S.10: Authorize the Directors,                                   ISSUER          YES          FOR               FOR
insubstitution for all previous powers authorities
pursuant to Section 89 of the 1985 Act subject to the
 passing of Resolution 9 specified above, by
Paragraph 9.3 of Article 9 of the Company's Articles
of Association be renewed for the period referred to
in such resolution and for such period the Section 89
 amount shall be GBP 4,387,225; and that such
authority without prejudice to any allotment or sale
of securities prior to the date of this resolution

PROPOSAL #S.11: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 166 of the 1985 Act, to make market
purchases [Section 163 of the 1985 Act] of up to
87,000,000 ordinary shares, at a minimum price of 10p
 and not more than 105% above the average market
value of the Company's ordinary shares as derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase or the higher of the price of the last
independent trade and the highest current bid as
stipulated by Article 5(1) of Commission Regulation
(EC) 22 DEC 2003 implementing the market abuse
directive as regards exemptions for buyback
programmes and stabilization of financial
instructions (No. 2273/2003); [Authority expires the
earlier at the conclusion of the AGM of the Company
to be held in 2009 or 01 OCT 2009]; the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #S.12: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company in substitution for, and to exclusion
 of, the existing Article of Association of the
Company, with effect from the end of this meeting,
ass pecified

PROPOSAL #S.13: Approve, with effect on 01 OCT 2008                        ISSUER          YES          FOR               FOR
or such date on which Section 175 of the 2006 Act
Come into force, the new Article of Association of
the Company, adopted pursuant to Resolution 12 above
be amended; and authorize the Directors, for the
purpose of Section 175 of the 2006 Act in the
Company's Article of Association to authorize certain
 conflicts of interest specified in that Section ii)
by the deletion of Articles 95, 96 and 97 in their
entirety and by the insertion in their place of New
Articles 95, 95A, 96, 96A and 97 and by the numbering
 of the remaining Articles, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOMESERVE PLC
  TICKER:                N/A             CUSIP:     G8291Z148
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the YE 31 MAR 2008 and the reports of the
Directors and the Auditors therein

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 MAR 2008

PROPOSAL #3.: Declare the final dividend of 21.85p                         ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Elect Mr. A. Sibbald as a Director                           ISSUER          YES          FOR               FOR
[since the last AGM]

PROPOSAL #5.: Re-elect Mr. B.H.Whitty as a Director                        ISSUER          YES          FOR               FOR
[retiring by rotation]

PROPOSAL #6.: Re-elect Mr. R.D. Harpin as a Director                       ISSUER          YES          FOR               FOR
[retiring by rotation]

PROPOSAL #7.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #8.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with the Article of Association and pursuant to
Section 80 of the Companies Act 1985, to allot
relevant securities up to an aggregate nominal amount
 of GBP 2,823,035; [Authority expires at the
conclusion of the AGM of the Company in 2009 or 27
OCT 2009] and the Directors may allot relevant
securities in pursuance of such an offer or agreement
 as if the authority conferred hereby had not expired

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
passing of Resolution 8 and in accordance with the
Articles of Association, to allot equity securities
wholly for cash as if the Section 89(1) of the
Companies Act 1985 did not apply, up to an aggregate
nominal amount of GBP 407,438; [Authority expires
earlier at the conclusion of the AGM of the Company
in 2009 or 27 OCT 2009] and the Directors may allot
relevant securities in pursuance of such an offer or
agreement as if the authority conferred hereby had
not expired

PROPOSAL #S.10: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985],
 to make market purchases of up to 6,519,023 ordinary
 shares of 12 1/2p each in the capital of the
Company, at a minimum price of 12 1/2p and not more
than 105% above the average middle market value for
such shares derived from the London Stock Exchange
Daily Official List, for the 5 business days
preceding the day on which such shares is contracted
to be purchased and the price stipulated by Article
5(1) of the buy-back and stabilisation regulation [EC
 No 2273/2003]; [Authority expires earlier at the
conclusion of the AGM of the Company in 2009 or 27
OCT 2009]; the Company, before the expiry, may make a
 contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.11: Amend the Articles of the association                      ISSUER          YES          FOR               FOR
 produced to the meeting and intialled by the
Chairman of the meeting for the purpose of
identification and adopt the Articles of the
association of the Company in substitution for, and
to the exclusion of, the existing Articles of

PROPOSAL #12.: Approve, the rules of the Homeserve                         ISSUER          YES          FOR               FOR
2008 Long Term Incentive Plan [the new LTIP] the
principal terms of which are summarized as specified,
 and the rules of which are produced in draft to this
 meeting and, for the purposes of identification,
initialled by the Chairman, and authorize the
Directors to [a] make such minor amendments to
benefit the administration of the new LTIP as they
may consider appropriate for the implementation of
the new LTIP and to adopt the new LTIP as so modified
 and to do all such other acts and things as they may
 consider appropriate to implement the new LTIP; and
[b] establish further plans based on the new LTIP but
 modified to take account of local tax, exchange
control or Securities laws in overseas territories,
provided that any shares made available under such
further plans are treated as counting against the
limits on individual or overall participation in the
new LTIP

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONAM PETROCHEMICAL CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y3280U101
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 33th balance sheet, income                       ISSUER          YES          FOR               FOR
statement and proposed disposition of retained

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect 1 External Director                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member to be                       ISSUER          YES        AGAINST           AGAINST
External Director

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG KONG AIRCRAFT ENGR LTD
  TICKER:                N/A             CUSIP:     Y29790105
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.a: Re-elect Mr. CHAN Ping Kit as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.b: Re-elect Mr. Davy HO Cho Ying as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.c: Re-elect Mr. Lincoln LEONG Kwok Kuen                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.d: Elect Mr. Augustus TANG Kin Wing as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.e: Elect Mr. Merlin Bingham SWIRE as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to make on-market share repurchases [within the
meaning of the Code on Share Repurchases], during the
 relevant period, not exceeding 10% of the aggregate
nominal amount of the shares in issue at the date of
passing this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM is to be held by law]

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares and
to make or grant offers, agreements and options which
 will or might require the exercise of such powers
during or after the end of the relevant period, not
exceeding 20% of the aggregate nominal amount of the
shares in issue at the date of passing this
resolution provided that the aggregate nominal amount
 of the shares so allotted [or so agreed
conditionally or unconditionally to be allotted]
pursuant to this resolution wholly for cash shall not
 exceed 5% of the aggregate nominal amount of the
shares in issue at the date of passing this
resolution, otherwise than pursuant to i) a Rights
Issue or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM is to be held by law]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG KONG EXCHANGES & CLEARING LTD
  TICKER:                N/A             CUSIP:     Y3506N139
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Audited                             ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008 together with the
reports of the Directors and Auditor thereon

PROPOSAL #2.: Declare a final dividend of HKD 1.80                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.A: Elect Mr. Ignatius T C Chan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Elect Mr. John M M Williamson as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Elect Mr. Gilbert K T Chu as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of HKEx and to authorize the Directors to
 fix their remuneration

PROPOSAL #5.: Approve to grant a general mandate to                        ISSUER          YES          FOR               FOR
the Directors to repurchase shares of HKEx, not
exceeding 10% of the issued share capital of HKEx as
at the date of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONGKONG & SHANGHAI HOTELS LTD
  TICKER:                N/A             CUSIP:     Y35518110
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors' and the
Independent Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Ronald James McAulay as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.b: Re-elect Dr. The Hon. Sir David Kwok                        ISSUER          YES          FOR               FOR
Po Li as a Director

PROPOSAL #3.c: Re-elect Mr. John Andrew Harry Leigh                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.d: Re-elect Mr. Nicholas Timothy James                         ISSUER          YES        AGAINST           AGAINST
Colfer as a Director

PROPOSAL #3.e: Re-elect Mr. Neil John Galloway as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company at a fee to be agreed by the Directors and
authorize the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, to allot, issue and deal
 with additional shares in the capital of the Company
 and make or grant offers, agreements, options or
warrants during and after the relevant period, not
exceeding 20% of the aggregate number of the issued
share capital of the Company otherwise than pursuant
to: i) a rights issue; or ii) any option scheme or
similar arrangement for the time being adopted for
the grant or issue to officers and/or employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares of the Company; or iii)
any scrip dividend or similar arrangement pursuant to
 the Articles of Association of the Company from time
 to time; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is
 to be held by law]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares or otherwise acquire shares of
HKD 0.50 each in the capital of the Company in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, during the relevant period, provided that
the aggregate number of shares in the capital of the
Company so repurchased or otherwise acquired shall
not exceeding 10% of the aggregate nominal amount of
the issued share capital of the Company; and
[Authority expires the earlier of the conclusion of
the AGM of the Company or the expiration of the
period within which the next AGM of the Company is to

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 above, to add the aggregate
number of the shares in the capital of the Company
which are repurchased or otherwise acquired by the
Company pursuant to Resolution 6 be added to the
aggregate number of shares in the capital of the
Company which may be issued pursuant to Resolution 5

PROPOSAL #S.8: Amend the Articles 1, 2, 7A, 15,                            ISSUER          YES          FOR               FOR
17(A), 17(B), 36, 38, 49, 58, 65A, 68, 74A, 70, 72,
74A, 86, 87, 89, 91, 92, 98(A), 130(A), 130(C), 133,
135, 137 of the Articles of Association of the
Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOSKEN CONSOLIDATED INVESTMENTS LTD
  TICKER:                N/A             CUSIP:     S36080109
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR
for the YE 31 MAR 2008

PROPOSAL #2.: Approve the Directors remuneration for                       ISSUER          YES          FOR               FOR
the YE 31 MAR 2008

PROPOSAL #3.1: Re-elect Mr. R. Garach as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. VE Mphande as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Y Shaik as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. A Van der Veen as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint PKF Jhb as the Auditors                           ISSUER          YES          FOR               FOR

PROPOSAL #5.O.1: Approve to place the authorize but                        ISSUER          YES        AGAINST           AGAINST
unissued shares of the Company under the control of
the Directors

PROPOSAL #6.O.2: Authorize the Directors to issue                          ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #7.S.1: Approve the acquisition of own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Transact such other business                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOT TOPIC, INC.
  TICKER:                HOTT            CUSIP:     441339108
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: EVELYN D'AN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LISA M. HARPER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W. SCOTT HEDRICK                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ELIZABETH MCLAUGHLIN                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRUCE QUINNELL                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANDREW SCHUON                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS G. VELLIOS                                    ISSUER          YES          FOR               FOR

PROPOSAL #2: TO APPROVE AN AMENDMENT TO THE HOT                            ISSUER          YES          FOR               FOR
TOPIC, INC. 2006 EQUITY INCENTIVE PLAN TO, AMONG
OTHER THINGS, INCREASE THE AGGREGATE NUMBER OF SHARES
 OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH
PLAN BY 2,000,000 SHARES.

PROPOSAL #3: TO RATIFY THE SELECTION BY THE AUDIT                          ISSUER          YES          FOR               FOR
COMMITTEE OF OUR BOARD OF DIRECTORS OF ERNST & YOUNG
LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING JANUARY 30, 2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
from USD 7,500,100,000, GBP 401,500 and EUR 100,000
to USD 10,500,100,000, GBP 401,500 and EUR 100,000 by
 the creation of an additional 6,000,000,000 ordinary
 shares of USD 0.50 each in the capital of the
Company forming a single class with the existing
ordinary shares of USD 0.50 each in the capital of

PROPOSAL #2.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the UK Companies Act 1985,
[the Act] to allot relevant securities up to an
aggregate nominal amount of USD2,530,200,000 in
connection with the allotment of the new ordinary
shares as specified pursuant to right issue[Authority
 expires at the conclusion of the AGM of the Company
to be held in 2009]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 2 and pursuant to Section
94 of the UK Companies Act 1985, [the Act] the
subject of authority granted by Resolution 2 as if
Section 89[1] of the Act displaying to any such
allotment and in particular to make such allotments
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to fractional entitlements or securities
represented by depository receipts or having regard
to any restrictions, obligations or legal problems
under the Laws of the requirements of any regulatory
body or stock exchange in any territory or otherwise
howsoever; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009]; and, authorize the Directors to allot equity
securities in pursuance of such offers or agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual accounts and reports                      ISSUER          YES          FOR               FOR
 of the Directors and of the Auditor for the YE 31
DEC 2008

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. S.A. Catz as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. V.H.C Cheng as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. M.K.T Cheung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. J.D. Coombe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. J.L. Duran as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. R.A. Fairhead as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.7: Re-elect Mr. D.J. Flint as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Re-elect Mr. A.A. Flockhart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.9: Re-elect Mr. W.K. L. Fung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Re-elect Mr. M.F. Geoghegan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.11: Re-elect Mr. S.K. Green as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Re-elect Mr. S.T. Gulliver as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.13: Re-elect Mr. J.W.J. Hughes-Hallett as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.14: Re-elect Mr. W.S.H. Laidlaw as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.15: Re-elect Mr. J.R. Lomax as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Re-elect Sir Mark Moody-Stuart as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.17: Re-elect Mr. G. Morgan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Re-elect Mr. N.R.N. Murthy as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.19: Re-elect Mr. S.M. Robertson as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.20: Re-elect Mr. J.L. Thornton as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.21: Re-elect Sir Brian Williamson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Reappoint the Auditor at remuneration                        ISSUER          YES          FOR               FOR
to be determined by the Group Audit Committee

PROPOSAL #5.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.6: Approve to display pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Company to purchase its                        ISSUER          YES          FOR               FOR
own ordinary shares

PROPOSAL #S.8: Adopt new Articles of Association with                      ISSUER          YES          FOR               FOR
 effect from 01 OCT 2009

PROPOSAL #S.9: Approve general meetings being called                       ISSUER          YES          FOR               FOR
on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger and Acquisition                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI MOBIS, SEOUL
  TICKER:                N/A             CUSIP:     Y3849A109
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the change of the Articles of                        ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYUNDAI STL CO
  TICKER:                N/A             CUSIP:     Y38383108
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the outside Directors as a                             ISSUER          YES          FOR               FOR
Auditor Committee Member

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                I-CABLE COMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y38563105
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Stephen T. H. NG, a                            ISSUER          YES          FOR               FOR
retiring Director, as a Director

PROPOSAL #2.B: Re-elect Mr. T. K. Ho, a retiring                           ISSUER          YES          FOR               FOR
Director, as a Director

PROPOSAL #3.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, during the relevant
period of all powers of the Company to purchase
shares in the capital of the Company the aggregate
nominal amount of shares which may be purchased on
The Stock Exchange of Hong Kong Limited or any other
Stock Exchange recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
The Stock Exchange of Hong Kong Limited under the
code on share repurchases shall not exceed 10% of the
 aggregate nominal amount of the share capital of the
 Company in issue at the date of passing this
resolution and the said approval shall be limited
accordingly; [Authority expires at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law to be held]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, to allot, issue and deal
 with additional shares in the capital of the Company
 and to make or grant offers, agreements, options,
warrants and other securities which might require the
 exercise of such power during and after the end of
the relevant period, the aggregate nominal amount of
share capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors of the
Company, otherwise than pursuant to (i) any Executive
 or Employee Share Option or Incentive Scheme or (ii)
 a rights issue [as defined below] or (iii) any scrip
 dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association of the Company, shall
not exceed the aggregate of: (aa) 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution; plus (bb) [if the Directors are so
authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of
share capital of the Company repurchased by the
Company subsequent to the passing of this resolution
[up to a maximum equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution], and
the said approval shall be limited accordingly;
[Authority expires earlier at the conclusion of the
next AGM of the Company or the expiration of the
period within which the next AGM of the Company is

PROPOSAL #6.: Approve the general mandate granted to                       ISSUER          YES        AGAINST           AGAINST
the Directors of the Company to exercise the powers
of the Company to allot, issue and deal with any
additional shares of the Company pursuant to Ordinary
 Resolution (5) set out in the notice convening this
meeting be and is hereby extended by the addition
thereto of an amount representing the aggregate
nominal amount of the share capital of the Company
repurchased by the Company under the authority
granted pursuant to Ordinary Resolution (4) set out
in the notice convening this meeting, provided that
such extended amount shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICAP PLC
  TICKER:                N/A             CUSIP:     G46981117
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 MAR 2008, together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 11.95 pence                      ISSUER          YES          FOR               FOR
 per ordinary share for the YE 31 MAR 2008, payable
to the shareholders on the register at 25 JUL 2008

PROPOSAL #3.: Re-elect Mr. Charles Gregson as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. William Nabarro as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. John Nixon as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #6.: Re-appoint Mr. David Puth as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #9.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for and shall replace any existing
authority pursuant to the said Section 80 for the
purposes of Section 80 of the Companies Act 1985 and
in accordance with Article 9.2 of the Company's
Articles of Association, to exercise all powers of
the Company to allot relevant securities [Section
80(2) of the said Act] up to an aggregate nominal
amount of GBP 21,611,663 [being 33% of the issued
share capital [excluding Treasury Shares] of the
Company as at 13 MAY 2008, the latest practicable
date before publication of this notice; [Authority
expires at the conclusion of the AGM for 2009]; and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry, to the
extent not utilized at the date this resolution is

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 9.3 of the Company's Articles
 of Association and pursuant to Section 95(1) of the
Companies Act 1985, subject to the passing of
Resolution 10, to allot equity securities [Section
94(2) of the said Act] for cash pursuant to the
authority conferred by Resolution 10, as if [Section
89(1)] of the Act] disapplying to any such allotment
to sell relevant shares [Section 94(5) of the said
Act] in the Company if, immediately before the sale,
such shares are held by the Company as treasury
shares [Section 162A(3) of the said Act] [Treasury
Shares] for cash [Section 162D(2) of the said Act],
as if [Section 89(1)] disapplying to any such sale
provided that this power is limited to the allotment
of equity securities and the sale of Treasury Shares
in connection with a rights issue or any other pre-
emptive offer in favor of ordinary shareholders and
otherwise than pursuant up to an aggregate nominal
amount of GBP 3,241,749; [Authority expires at the
conclusion of the AGM of the Company for 2009]; and
the Directors may allot equity securities or sell
Treasury shares in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of the Companies
Act 1985, to make market purchases [Section 163(3) of
 such act] of up to 64,834,991 ordinary shares in the
 capital of the Company, at a minimum price,
exclusive of expenses, which may be paid for any
amount equal to the nominal value of each share and
up to 105% of the average of the middle market
quotations for such shares in the Company derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 next AGM for 2009]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.13: Adopt the Articles of Association of                       ISSUER          YES        AGAINST           AGAINST
the Company as specified, in substitution for, and to
 the exclusion of the current Articles of Association

PROPOSAL #S.14: Amend, with effect from 00.01 AM on                        ISSUER          YES          FOR               FOR
01 OCT 2008, the New Articles of Association adopted
pursuant to Resolution 13, by the insertion of New
Article 109.8, as specified

PROPOSAL #15.: Approve the ICAP Plc 2008 Sharesave                         ISSUER          YES          FOR               FOR
Scheme [ the Scheme] as summarized in the appendix to
 the notice of AGM of the Company dated 20 MAY 2008,
as specified and authorize the Directors of the
Company to do all acts and things which they may
consider necessary or desirable to bring the scheme
into effect and to adopt the Scheme with such
modifications as they may be consider necessary or
desirable to bring into effect, to obtain the
approval of the Scheme by HM Revenue and Customs
and/or to take account of the requirements of the
Financial Services Authority and best practice

PROPOSAL #16.: Approve the ICAP Plc 2008 Senior                            ISSUER          YES        AGAINST           AGAINST
Executive Equity Participation Plan [the Plan], as
specified and authorize the Directors of the Company
to do all acts and things which they may consider
necessary or desirable to bring the Plan into effect
and to adopt the Plan with such modifications as they
 may be consider necessary or desirable to bring into
 effect and/or to take account of the requirements of
 the UK Listing Authority and best practice

PROPOSAL #17.: Authorize the Company and those                             ISSUER          YES          FOR               FOR
Companies which are subsidiaries of the Company at
any time during the period for which this resolution
has effect for the purposes of Part 14 of the
Companies Act 2006, to make political donations to
political parties or independent election candidates
not exceeding GBP 100,000 in total; to make political
 donations to political organizations other than
political parties not exceeding GBP 100,000 in total;
 incur political expenditure not exceeding GBP
100,000 in total; and provided that the aggregate
amount of any such donations and expenditure shall
not exceed GBP 100,000 during the period beginning
with the date of passing of this resolution
[Authority expires at the conclusion of the next AGM
of the Company to be held in 2009]; for the purposes
of this resolution, the term political donations,
Independent Election Candidate, Political
organizations and political expenditure have the
meanings specified in Part 14 of the Companies Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ILUKA RES LTD
  TICKER:                N/A             CUSIP:     Q4875J104
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. John Pizzey as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in accordance with
Article 17.2 of the Company's Constitution

PROPOSAL #2.: Adopt the remuneration report of the                         ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL OIL LTD
  TICKER:                N/A             CUSIP:     453038408
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint the PricewaterhouseCoopers                        ISSUER          YES          FOR               FOR
LLP as the Auditors of the Company for the ensuing

PROPOSAL #2.1: Elect Mr. Krystyna T. Hoeg as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.2: Elect Mr. Bruce H. March as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.3: Elect Mr. Jack M. Mintz as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #2.4: Elect Mr. Robert C. Olsen as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.5: Elect Mr. Roger Phillips as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.6: Elect Mr. Paul A. Smith as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #2.7: Elect Mr. Sheelagh D. Whittaker as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.8: Elect Mr. Victor L. Young as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL SUGAR COMPANY
  TICKER:                IPSU            CUSIP:     453096208
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT S. KOPRIVA*                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN C SHEPTOR*                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN K. SWEENEY*                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RONALD C. KESSELMAN**                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN E. STOKELY***                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR
 ENDING SEPTEMBER 30, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMS HEALTH INCORPORATED
  TICKER:                RX              CUSIP:     449934108
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: H. EUGENE LOCKHART                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BRADLEY T. SHEARES                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: APPROVAL OF THE AMENDMENTS TO THE                            ISSUER          YES          FOR               FOR
RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE
THE SUPERMAJORITY VOTE PROVISIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INABATA & CO.,LTD.
  TICKER:                N/A             CUSIP:     J23704109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Continuance of the Policy                            ISSUER          YES        AGAINST           AGAINST
Regarding Large-scale Purchases of the Company's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B5064A107
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of Anheuser-                         ISSUER          NO           N/A               N/A
Busch
PROPOSAL #2.: Amend the Articles regarding change                          ISSUER          NO           N/A               N/A
Company's name in Anheuser-Busch Inbev

PROPOSAL #3.: Approve the issuance of shares with                          ISSUER          NO           N/A               N/A
preemptive rights in connection with acquisition up
to EUR 10 Billion

PROPOSAL #4.: Approve the terms and conditions of                          ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #5.: Approve the suspensive conditions for                        ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #6.: Authorize the Board and the Chief                            ISSUER          NO           N/A               N/A
Executive Officer and CFO for the implementation of
approved resolutions

PROPOSAL #7.: Elect Mr. August Busch IV as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 45 Billion following the Article 556 of Company

PROPOSAL #9.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 9.8 Billion following the Article 556 of Company
 Law

PROPOSAL #10.: Authorize Mrs. Sabine Chalmers and Mr.                      ISSUER          NO           N/A               N/A
 M. Benoit Loore to implement approved resolutions
and fill required documents/formalities at Trade

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCITEC PIVOT LTD
  TICKER:                N/A             CUSIP:     Q4887E101
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the giving by each Acquired                         ISSUER          YES          FOR               FOR
Subsidiary of Financial Assistance by: a) executing
an accession letter under which it will: i) assume
all the rights and obligations of a guarantor under
the Bridge Facility Agreement, including but not
limited to: the provision of a guarantee and
indemnity; the making of representations and
warranties; and the provision of undertakings and
assumption of any other rights and obligations in
support of any of the obligors' obligations under the
 Bridge Facility Agreement and associated documents
[Transaction Documents]; and ii) be taken to be a
guarantor under the Transaction Documents, in respect
 of financial accommodation provided to the borrowers
 in relation to the acquisition by Incitec Pivot US
Holdings Pty Limited of all of the issued share
capital in Dyno Nobel Limited under the Scheme
Implementation Agreement between the Company and Dyno
 Nobel Limited dated 11 MAR 2008 [as amended on 02
APR 2008] and other purposes; and b) executing any
documents [including without limitation, any separate
 guarantee and indemnity deed poll or equivalent
document ] in connection with: i) any financing,
refinancing, replacement, renewal of variation
[including any subsequent refinancing, replacement,
renewal or variation] of all or any part of the
facilities referred to in the Bridge Facility
Agreement; or ii) any working capital or similar
facility [whether or not in connection with the
Bridge Facility Agreement]; or iii) any sale and
leaseback or economically equivalent or similar
arrangement; or iv) any accession to the guarantees
to be provided by the Company in respect of the Sale
and Leaseback, which each Acquired Subsidiary propose
 to enter into or enters as a guarantor or obligor or
 otherwise [and whether with the same or any other
financiers], in accordance with Section 260B(2) of
the Corporations Act 2001 [Cwlth]

PROPOSAL #2.: Approve, in accordance with Section                          ISSUER          YES          FOR               FOR
254H of the Corporations Act 2001 [Cwlth], the
conversion of all the Company's fully paid ordinary
shares in the issued capital of the Company into a
larger number on the basis that every 1 fully paid
ordinary share be divided into 20 fully paid ordinary
 shares with effect from 7.00 pm on 23 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDEPENDENT NEWS & MEDIA PLC
  TICKER:                N/A             CUSIP:     G4755S126
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and financial                               ISSUER          YES          FOR               FOR
statements
PROPOSAL #2.I: Re-elect Mr. Donal J. Buggy                                 ISSUER          YES          FOR               FOR

PROPOSAL #2.II: Re-elect Ms. Leslie Buckley                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.III: Re-elect Mr. Paul Connolly                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.IV: Re-elect Ms. Lucy Gaffney                                  ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #3.: Approve to fix the remuneration of the                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Authorize the Directors to fix                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #5.: Approve the re-nominalization of share                       ISSUER          YES          FOR               FOR
capital

PROPOSAL #6.: Approve the reduction in share capital                       ISSUER          YES          FOR               FOR
and amend the Articles following High Court
confirmation

PROPOSAL #7.: Amend the Articles in relation to pre-                       ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #8.: Authorize the Directors to allot the                         ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #9.: Authorize the Directors to disapply                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #10.: Grant authority to the purchase and                         ISSUER          YES          FOR               FOR
reissue of own shares

PROPOSAL #11.: Authorize the Directors to continue to                      ISSUER          YES          FOR               FOR
 offer scrip dividends to shareholders

PROPOSAL #12.: Grant authority to the Electronic                           ISSUER          YES          FOR               FOR
Communication with shareholders

PROPOSAL #13.: Amend the Articles of Association to                        ISSUER          YES          FOR               FOR
facilitate Electronic Communication by and to the
Company

PROPOSAL #14.: Grant authority for the holding of                          ISSUER          YES          FOR               FOR
general meetings on 14 days notice

PROPOSAL #15.: Approve a new Share Option Scheme                           ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDOFOOD SUKSES MAKMUR TBK
  TICKER:                N/A             CUSIP:     Y7128X128
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed transactions which                      ISSUER          YES          FOR               FOR
 consist of the acquisition of entire shares capital
of Drayton Pte. Ltd., [Drayton] and assignment of the
 outstanding non-interest bearing loan received by
Drayton from Pastilla Investment Limited to the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIA DE DISENO TEXTIL INDITEX SA
  TICKER:                N/A             CUSIP:     E6282J109
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
management report of Industria de Diseno Textile,
S.A. for FY 2007. 008

PROPOSAL #2.: Approve the annual accounts, balance                         ISSUER          YES          FOR               FOR
sheet, profit and loss account, statement of changes
in net worth, cash flow statement and notes to the
accounts, as well as the Management report of the
consolidated Group,  Grupo Inditex, for the FYE 31
JAN 2008, and the Company Management for the same

PROPOSAL #3.: Approve the application of profits and                       ISSUER          YES          FOR               FOR
dividend distribution.

PROPOSAL #4.: Re-appoint Mr. D. Antonio Abril Abadin                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.: Re-appoint KPMG Auditores, S.L. as                           ISSUER          YES          FOR               FOR
Auditors of the company.

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
proceed to the derivative acquisition of own shares.

PROPOSAL #7.: Approve the remuneration of Members of                       ISSUER          YES          FOR               FOR
the Supervision and control committees.

PROPOSAL #8.: Approve to delegate the powers to                            ISSUER          YES          FOR               FOR
execute the agreements.

PROPOSAL #9.: Approve the information to the general                       ISSUER          YES          FOR               FOR
meeting about the Board of Directors regulations.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL BANK OF KOREA, SEOUL
  TICKER:                N/A             CUSIP:     Y3994L108
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFINEON TECHNOLOGIES AG
  TICKER:                N/A             CUSIP:     D35415104
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Submission of the approved annual                            ISSUER          NO           N/A               N/A
financial statements of Infineon Technologies AG and
the approved consolidated financial statements as of
30 SEP 2008, of the combined Management report for
Infineon Technologies AG and the Infineon Group, and
of the report of the Supervisory Board for the fiscal
 year 2007/2008

PROPOSAL #2.: Approval of the acts of the members of                       ISSUER          YES        AGAINST           AGAINST
the Management Board

PROPOSAL #3.: Approval of the acts of the members of                       ISSUER          YES        AGAINST           AGAINST
the Supervisory Board

PROPOSAL #4.: Appoint KPMG AG                                              ISSUER          YES          FOR               FOR
Wirtschaftsprufungsgesellschaft, Berlin as the
Auditor and Group Auditor for the fiscal year
2008/2009 and as Auditor for the Auditors' review of
interim financial reports in relation to this period

PROPOSAL #5.: Authorization to purchase and use own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.1.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
Conditional Capital I and corresponding amendments to
 the Articles of Association

PROPOSAL #6.2.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
Conditional Capital 2007 and corresponding amendments
 to the Articles of Association

PROPOSAL #6.3.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
cancellation of the Conditional Capital IV/2006 and
corresponding amendments to the Articles of

PROPOSAL #7.: Creation of a new Authorized Capital                         ISSUER          YES        AGAINST           AGAINST
2009/I to be used to issue shares to employees and
corresponding amendments to the Articles of

PROPOSAL #8.: Creation of a new Authorized Capital                         ISSUER          YES          FOR               FOR
2009/II and corresponding amendments to the Articles
of Association

PROPOSAL #9.: Resolution on the launch of the                              ISSUER          YES        AGAINST           AGAINST
Infineon Technologies AG Stock Option Plan 2009 for
the issue of subscription rights for shares to
managers and other key employees of Infineon
Technologies AG and its group Companies, the creation
 of an additional Conditional Capital 2009/I and
corresponding amendments to the Articles of

PROPOSAL #10.: Authorization to issue bonds with                           ISSUER          YES          FOR               FOR
warrants and/or convertible bonds and at the same
time creation of a Conditional Capital 2009/II and
corresponding amendments to the Articles of

PROPOSAL #11.1.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Composition of the Supervisory Board,
Section 6 of the Articles of Association

PROPOSAL #11.2.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Elections, Section 17 (2) of the
Articles of Association

PROPOSAL #11.3.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Notification of attendance at the Annual
 General Meeting, Section 14 of the Articles of
Association

PROPOSAL #11.4.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Exercise of voting rights, Section 16
(2) of the Articles of Association

PROPOSAL #12.: Approval of a domination and profit-                        ISSUER          YES          FOR               FOR
and-loss transfer agreement with Infineon
Technologies Mantel 19 GmbH

PROPOSAL #13.: Approval of a domination and profit-                        ISSUER          YES          FOR               FOR
and-loss transfer agreement with Infineon
Technologies Dresden GmbH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors Report and the                         ISSUER          YES          FOR               FOR
accounts for the year ended 31 DEC 2009 and the
Auditors report on the accounts

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. D. Mapp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Rigby as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Adam Walker as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Dr. Pamela Kirby as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Davis as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Dr. Brendan ONeill as a                             ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Approve the Directors Remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint Deloitte LLP as the                              ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #11.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #12.: Grant authority to increase the                             ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #13.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #14.: Approve the amendment to the rules of                       ISSUER          YES          FOR               FOR
the LTIP

PROPOSAL #S.15: Approve the 14 clear days notice for                       ISSUER          YES          FOR               FOR
the general meetings

PROPOSAL #S.16: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
statutory pre emption rights

PROPOSAL #S.17: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors to carry the                        ISSUER          YES          FOR               FOR
Scheme into effect approve reduction and subsequent
increase in share capital apply credit in paying up
Informa new ordinary shares issue equity with pre-
emptive rights reclassify shares and Amend the
Articles of Association

PROPOSAL #S.2: Approve reduction of share capital of                       ISSUER          YES          FOR               FOR
new Informa by canceling and extinguishing paid up
capital (26.9 pence on each issued ordinary share)
and by reducing the nominal value of each ordinary
share to 0.1 pence cancel new Informa's share premium

PROPOSAL #S.3: Approve to change the Company name to                       ISSUER          YES          FOR               FOR
Informa Group Plc

PROPOSAL #S.4: Approve delisting of the Informa                            ISSUER          YES          FOR               FOR
shares from the Official List

PROPOSAL #5.a: Approve the Informa 2009 Investment                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #5.b: Approve the Informa 2009 US Stock                           ISSUER          YES          FOR               FOR
Purchase Plan

PROPOSAL #5.c: Approve the Informa 2009 Management                         ISSUER          YES          FOR               FOR
Long Term Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                            ISSUER          YES          FOR               FOR
proposed to be made between the Company and the
Holders of the Scheme Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ING GROEP N V
  TICKER:                N/A             CUSIP:     N4578E413
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                            ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Report of the Executive Board for 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #2.B: Report of the Supervisory Board for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #2.C: Approve the annual accounts for 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Profit retention and Distribution                           ISSUER          NO           N/A               N/A
Policy
PROPOSAL #3.B: Approve the dividend for 2008, a total                      ISSUER          YES          FOR               FOR
 dividend of EUR 0.74 per [depositary receipt for an]
 ordinary share will be proposed to the general
meeting, taking into account the interim dividend of
EUR 0.74 paid in AUG 2008, as a result hereof no
final dividend will be paid out for 2008

PROPOSAL #4.: Remuneration report                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Corporate Governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #6.: Corporate Responsibility                                     ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board in respect of the duties performed
during the year 2008 FY, as specified in the 2008
annual accounts, the report of the Executive Board,
the Corporate Governance Chapter, the chapter on
Section 404 of the Sarbanes-Oxley Act and the
statements made in the general meeting

PROPOSAL #7.B: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board in respect of the duties performed
in the 2008 FY, as specified in the 2008 annual
accounts, the report of the Supervisory Board, the
Corporate governance chapter, the remuneration report
 and the statements made in the general meeting

PROPOSAL #8.A: Appoint of Jan Hommen as the Members                        ISSUER          YES          FOR               FOR
of the Executive Board as of the end of the general
meeting on 27 April 2009 until the end of the AGM in
2013, subject to extension or renewal

PROPOSAL #8.B: Appoint of Mr. Patrick Flynn as the                         ISSUER          YES          FOR               FOR
Members of the Executive Board as of the end of the
general meeting on 27 April 2009 until the end of the
 AGM in 2013, subject to extension or renewal

PROPOSAL #9.A: Re-appoint Mr.Godfried Van Der Lugt as                      ISSUER          YES          FOR               FOR
 the Member of the Supervisory Board

PROPOSAL #9.B: Appoint Mr.Tineke Bahlmann as the                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.C: Appoint Mr.Jeroen Van Der Veer as the                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.D: Appoint Mr. Lodewijk De Waal as the                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #10.: Authorize to issue ordinary, to grant                       ISSUER          YES          FOR               FOR
the right to take up such shares and to restrict or
exclude preferential rights of shareholders;
[Authority expires on 27 October 2010 [subject to
extension by the general meeting]]; for a total of
200,000,000 ordinary shares, plus for a total of
200,000,000 ordinary shares, only if these shares are
 issued in connection with the take-over of a
business or a Company

PROPOSAL #11.: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
acquire in the name of the Company fully paid-up
ordinary shares in the share capital of the Company
or depositary receipts for such shares, this
authorization is subject to such a maximum that the
Company shall not hold more than: 10% of the issued
share capital, plus 10% of the issued share capital
as a result of a major capital restructuring, the
authorization applies for each manner of acquisition
of ownership for which the law requires an
authorization like the present one, the purchase
price shall not be less than 1 eurocent and not
higher than the highest price at which the depositary
 receipts for the Company's ordinary shares are
traded on the Euronext Amsterdam by NYSE Euronext on
the date on which the purchase contract is concluded
or on the preceding day of stock market trading;
[Authority expires on 27 OCT 2010]

PROPOSAL #12.: Any other business and conclusion                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INGRAM MICRO INC.
  TICKER:                IM              CUSIP:     457153104
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN R. INGRAM                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DALE R. LAURANCE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GERHARD SCHULMEYER                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INNOPHOS HOLDINGS, INC.
  TICKER:                IPHS            CUSIP:     45774N108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GARY CAPPELINE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: AMADO CAVAZOS                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RANDOLPH GRESS                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LINDA MYRICK                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KAREN OSAR                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN STEITZ                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHEN M. ZIDE                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #03: APPROVAL OF THE INNOPHOS HOLDINGS, INC.                      ISSUER          YES          FOR               FOR
 2009 LONG TERM INCENTIVE PLAN AND AUTHORIZATION OF
2,400,000 SHARES OF COMMON STOCK TO BE USED AS
PROVIDED THEREIN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTEGRAL SYSTEMS, INC.
  TICKER:                ISYS            CUSIP:     45810H107
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN M. ALBERTINE                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JAMES B. ARMOR, JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN W. BALDWIN                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL G. CASNER, JR.                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN B. HIGGINBOTHAM                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM F. LEIMKUHLER                                ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: R. DOSS MCCOMAS                                      ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: TO RATIFY THE ACTION OF THE AUDIT                            ISSUER          YES          FOR               FOR
COMMITTEE OF THE BOARD OF DIRECTORS IN APPOINTING
ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL
 YEAR.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
COMPANY'S CHARTER TO ELIMINATE THE SUPERMAJORITY
VOTING REQUIREMENTS IMPOSED BY THE MARYLAND GENERAL
CORPORATION LAW.

PROPOSAL #04: TO APPROVE CERTAIN CLARIFYING                                ISSUER          YES          FOR               FOR
AMENDMENTS TO THE COMPANY'S CHARTER, WHICH ARE
CONSISTENT WITH THE MARYLAND GENERAL CORPORATION LAW.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTEGRATED DEVICE TECHNOLOGY, INC.
  TICKER:                IDTI            CUSIP:     458118106
  MEETING DATE:          9/12/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN SCHOFIELD                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEW EGGEBRECHT                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: GORDON PARNELL                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RON SMITH, PH.D.                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NAM P. SUH, PH.D.                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: T.L. TEWKSBURY III, PHD                              ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE AMENDMENT TO THE                             ISSUER          YES          FOR               FOR
COMPANY'S 2004 EQUITY PLAN TO INCREASE THE SHARES
RESERVED FOR ISSUANCE THEREUNDER FROM 24,500,000 TO
28,500,000.

PROPOSAL #03: RATIFICATION OF SELECTION OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSE-COOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERACTIVE BROKERS GROUP INC
  TICKER:                IBKR            CUSIP:     45841N107
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS PETERFFY                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1B: ELECTION OF DIRECTOR: EARL H. NEMSER                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL J. BRODY                          ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MILAN GALIK                            ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: LAWRENCE E. HARRIS                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HANS R. STOLL                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: IVERS W. RILEY                         ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE 2007 STOCK INCENTIVE                         ISSUER          YES        AGAINST           AGAINST
PLAN
PROPOSAL #03: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF
DELOITTE & TOUCHE LLP

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERACTIVE BROKERS GROUP INC
  TICKER:                IBKR            CUSIP:     45841N107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS PETERFFY                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1B: ELECTION OF DIRECTOR: EARL H. NEMSER                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL J. BRODY                          ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MILAN GALIK                            ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: LAWRENCE E. HARRIS                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HANS R. STOLL                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: IVERS W. RILEY                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF
DELOITTE & TOUCHE LLP.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERNATIONAL PERSONAL FINANCE PLC, LEEDS
  TICKER:                N/A             CUSIP:     G4906Q102
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
audited financial statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Craig Shannon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Christopher Rodriguez as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.: Re-elect Mr. Tony Hales as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #8.: Authorize the remuneration of the                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #9.: Approve the New Deferred Bonus and                           ISSUER          YES          FOR               FOR
Share Matching Plan

PROPOSAL #10.: Authorize the Directors' to allot                           ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.11: Approve to disapply pre-emption                            ISSUER          YES          FOR               FOR
rights in certain circumstances

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve to permit meetings other than                      ISSUER          YES          FOR               FOR
 Annual General Meetings to be held on 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERTEK GROUP PLC
  TICKER:                N/A             CUSIP:     G4911B108
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          YES          FOR               FOR
 accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 13.7p per ordinary share

PROPOSAL #3.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Wolfhart Hauser as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Debra Rade as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Christopher Knight as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors to the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985] and equity securities [Section 94 of the
Companies Act 1985]

PROPOSAL #10.: Authorize the political donations and                       ISSUER          YES          FOR               FOR
expenditure

PROPOSAL #S.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities other than pro rata [Section 95 of
the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own shares [Section 163 of the Companies Act 1985]

PROPOSAL #S.13: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings [other than AGM] at 14 days notice

PROPOSAL #S.14: Approve to remove the Company's                            ISSUER          YES          FOR               FOR
authorized share capital and amend the Articles of
Association each with effect from 01 OCT 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTESA SANPAOLO SPA, TORINO
  TICKER:                N/A             CUSIP:     T55067101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the destination of the                              ISSUER          NO           N/A               N/A
operating profit relative to the balance sheet as of
31 DEC 2008 and of distribution of the dividends

PROPOSAL #O.2: Approve the integration of the                              ISSUER          NO           N/A               N/A
Auditing Company Reconta Ernst and Youngs

PROPOSAL #E.1: Amend the Articles 7, 13, 14, 15, 17,                       ISSUER          NO           N/A               N/A
18, 20, 22, 23, 24, 25, and 37 also in compliance to
the surveillance dispositions regarding the
organization and management of the banks, issued by
Banca D Italia on 04 MAR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENSYS PLC
  TICKER:                N/A             CUSIP:     G49133161
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Bay Green as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Reappoint Ernst Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #5.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #6.: Grant authority to issue of Equity or                        ISSUER          YES          FOR               FOR
Equity-Linked Securities with pre-emptive rights up
to aggregate nominal amount of GBP 26,307,729

PROPOSAL #S.7: Approve, subject to the passing                             ISSUER          YES          FOR               FOR
ofissue of Equity or Equity-Linked Securities without
 pre-emptive rights up to aggregate nominal amount of
 GBP 3,986,019

PROPOSAL #S.8: Adopt the New Articles of Association                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENSYS PLC
  TICKER:                N/A             CUSIP:     G49133161
  MEETING DATE:          11/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that, subject to the                                ISSUER          YES          FOR               FOR
confirmation of the High Court of Justice in England
and Wales; a) GBP 927,418,729.21 of the amount
standing to the credit of the merger reserve shall be
 capitalized and applied in paying up in full at par
such number of new B Shares equal to the number of
Ordinary Shares in existence on the date of issue of
such B Shares [the B Shares] and to increase the
authorized share capital by the creation of such
number of new B Shares [of a nominal value equal to
the sum that is obtained by dividing the number of B
Shares to be issued as set out above into GBP
927,418,729.21] as shall be required to effect such
capitalization, and authorize the Directors, for the
purposes of Section 80 of the Companies Act 1985 to
allot and issue all the B Shares thereby created to
such member of the Company including one of their
number as they shall in their absolute discretion
determine upon terms that they are paid up in full by
 such capitalization, and such authority shall for
the purposes of Section 80 of the Companies Act 1985
expire on 31 DEC 2009; b) the B Shares created and
issued pursuant to (a) above shall have the following
 rights and restrictions: i) the holders of B Shares
shall have no right to receive any dividend or other
distribution whether of capital or income; ii) the
holders of B Shares shall have no right to receive
notice of or to attend or vote at any general meeting
 of the Company; iii) the holders of B Shares shall
on a return of capital in a liquidation, but not
otherwise, be entitled to receive the nominal amount
of each such share but only after the holder of each
Ordinary Share shall have received the amount paid up
 or credited as paid up on such a share and the
holders of B Shares shall not be entitled to any
further participation in the assets or profits of the
 Company; iv) a reduction by the Company of the
capital paid up or credited as paid up on the B
Shares and the cancellation of such shares will be
treated as being in accordance with the rights
attaching to the B Shares and will not involve a
variation of such rights for any purpose; the Company
 will be authorized at any time without obtaining the
 consent of the holders of B Shares to reduce its
capital [in accordance with the Companies Act 2006];
v) the Company shall have irrevocable authority at
any time after the creation or issue of the B Shares
to appoint any person to execute on behalf of the
holders of such shares a transfer thereof and/or an
agreement to transfer the same without making any
payment to the holders thereof to such person or
persons as the Company may determine and, in
accordance with the provisions of the Companies Act
1985 and the Companies Act 2006 [to the extent in
force] [the Acts], to purchase or cancel such shares
without making any payment to or obtaining the
sanction of the holders thereof and pending such a
transfer and/or purchase and/or cancellation to
retain the certificates, if any, in respect thereof,
provided also that the Company may in accordance with

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENTEC CORPORATION
  TICKER:                N/A             CUSIP:     Y4176F109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share, proposed
stock dividend: 100 shares for 1000 shares held

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
assets acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.9: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTOR AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W48102102
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Jacob Wallenberg as the                      ISSUER          NO           N/A               N/A
 Chairman of the Meeting

PROPOSAL #2.: Drawing up and approval of the voting                        ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 2 persons to attest to the                       ISSUER          NO           N/A               N/A
accuracy of the minutes

PROPOSAL #5.: Decision on whether proper notice of                         ISSUER          NO           N/A               N/A
the meeting has been made

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors' report, as well as of the consolidated
financial statements and the Auditors' report for the
 Investor Group

PROPOSAL #7.: The President's address                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Report on the work of the Board of                           ISSUER          NO           N/A               N/A
Directors, the Remuneration Committee, the Audit
Committee and the Finance and Risk Committee

PROPOSAL #9.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet for the parent Company, as well as of
the consolidated income statement and the
consolidated balance sheet for the Investor Group

PROPOSAL #10.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President

PROPOSAL #11.: Approve a dividend of SEK 4.00 per                          ISSUER          YES          FOR               FOR
share and that 03 APR 2009 shall be the record date
for receipt of dividend

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint the 10 Members of the
Board of Directors and no Deputy Members of the Board
 of Directors

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Approve the total compensation
to the Board of Directors of SEK 6,937,500 to be
divided between, in aggregate, SEK 5,875,000 (whereof
 SEK 1,875,000 to the Chairman and SEK 500,000 to
each of the 8 remaining Members of the Board, which
are not employed by the Company) in cash and in so-
called synthetic shares and, in aggregate, SEK
1,062,500 in cash as remuneration for work in the
committees of the Board of Directors and Auditors
fees to be paid upon approval of their invoice at the
 2007 AGM the registered auditing Company KPMG AB was
 elected as the Auditor for the period until the end
of the AGM 2011 with the Certified Auditor Carl
Lindgren as the Auditor in charge until further notice

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Re-Elect Messrs. Sune Carlsson,
 Borje Ekholm, Sirkka Hamalainen, Hakan Mogren, Grace
 Reksten Skaugen, O. Griffith Sexton, Lena Treschow
Torell, Jacob Wallenberg and Peter Wallenberg Jr. as
the Members of the Board of Directors; and Mr. Anders
 Scharp, has declined re-election and elect Mr.
Gunnar Brock as a new Member of the Board of Director

PROPOSAL #15.: Amend the Section 12, 2nd paragraph,                        ISSUER          YES          FOR               FOR
in the Articles of Association is amended in
accordance with the following: Section 12, 2nd
paragraph as specified

PROPOSAL #16.A: Approve that the investor shall offer                      ISSUER          YES          FOR               FOR
 a total remuneration in line with market conditions
which will enable Investor to recruit and retain the
most suitable executives, the remuneration to the
Management shall consist of basic salary, variable
salary, long-term variable remuneration programs,
pensions and other remuneration, together, those
elements constitute the total remuneration of the
individual, basic salary, variable salary and long-
term variable remuneration programs together
constitute the salary of the employee, the basic
salary will be reviewed annually and constitutes the
basis for calculating variable salary, the variable
salary is dependent upon the individual's capacity to
 meet yearly set goals, the long-term variable
remuneration program is dealt with under item 16B,
pension benefits shall, as in previous years, partly
consist of a defined benefit pension plan and partly
of a premium based pension plan, the ratio of pension
 provisions to basic salary depends on the age of the
 executive, the age of retirement for the President
and other Executives shall be 60 years, other
remunerations and benefits shall be on market terms
and shall contribute to facilitating the Executive's
discharge of his or her tasks, investor and
executives may terminate the contract of employment
at 6 months' notice and severance pay shall not
exceed 24 months of basic salary

PROPOSAL #16.B: Approve the long-term variable                             ISSUER          YES          FOR               FOR
remuneration program for 2009 as specified

PROPOSAL #17.: Authorize the Board, during the period                      ISSUER          YES          FOR               FOR
 until the next AGM, to decide on i] purchases of
Investor's shares on NASDAQ OMX Stockholm AB and
purchases in accordance with purchase offerings to
shareholders, respectively, and on ii] transfer of
Investor's shares on NASDAQ OMX Stockholm AB, or in a
 manner other than on NASDAQ OMX Stockholm AB
including the right to decide on waiver of the
shareholders' preferential rights and that payment
may be effected other than in cash; repurchases may
take place so that Investor's holding amounts to a
maximum of 1/10 of all the shares in the Company,
approve that transfer of Investor's shares, in a
maximum number of 2,500,000 [or the higher number
that may follow from a recalculation because of a
split, bonus issue or similar action], to the
employees in accordance with the long-term variable
remuneration program described in Resolution 16B
shall be possible the number of shares has been
calculated with a certain margin as share price
fluctuations during the period up and until the
measurement period following the 2009 AGM may have an
 effect on the value of the program and, thus, on the
 number of shares to be included in the program the
purpose of the proposed repurchase option is to give
the Board of Directors wider freedom of action in the
 work with Investor's capital structure and, in
accordance with what is described above, to give
Investor the possibility to transfer shares to the
employees, in addition, the repurchased shares are
aimed to be used to secure the costs, including the
social security payments, in connection with the
long-term variable remuneration program and in
connection with the allocation of synthetic shares as
 part of the remuneration to the Board of Directors
[as regards synthetic shares, see the Nomination

PROPOSAL #18.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Approve the resolution
regarding the Nomination Committee

PROPOSAL #19.: Conclusion of the meeting                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTOR AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W48102128
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Jacob Wallenberg as the                      ISSUER          NO           N/A               N/A
 Chairman of the Meeting

PROPOSAL #2.: Drawing up and approval of the voting                        ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 2 persons to attest to the                       ISSUER          NO           N/A               N/A
accuracy of the minutes

PROPOSAL #5.: Decision on whether proper notice of                         ISSUER          NO           N/A               N/A
the meeting has been made

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors' report, as well as of the consolidated
financial statements and the Auditors' report for the
 Investor Group

PROPOSAL #7.: The President's address                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Report on the work of the Board of                           ISSUER          NO           N/A               N/A
Directors, the Remuneration Committee, the Audit
Committee and the Finance and Risk Committee

PROPOSAL #9.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet for the parent Company, as well as of
the consolidated income statement and the
consolidated balance sheet for the Investor Group

PROPOSAL #10.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President

PROPOSAL #11.: Approve a dividend of SEK 4.00 per                          ISSUER          YES          FOR               FOR
share and that 03 APR 2009 shall be the record date
for receipt of dividend

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint the 10 Members of the
Board of Directors and no Deputy Members of the Board
 of Directors

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Approve the total compensation
to the Board of Directors of SEK 6,937,500 to be
divided between, in aggregate, SEK 5,875,000 (whereof
 SEK 1,875,000 to the Chairman and SEK 500,000 to
each of the 8 remaining Members of the Board, which
are not employed by the Company) in cash and in so-
called synthetic shares and, in aggregate, SEK
1,062,500 in cash as remuneration for work in the
committees of the Board of Directors and Auditors
fees to be paid upon approval of their invoice at the
 2007 AGM the registered auditing Company KPMG AB was
 elected as the Auditor for the period until the end
of the AGM 2011 with the Certified Auditor Carl
Lindgren as the Auditor in charge until further notice

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Re-Elect Messrs. Sune Carlsson,
 Borje Ekholm, Sirkka Hamalainen, Hakan Mogren, Grace
 Reksten Skaugen, O. Griffith Sexton, Lena Treschow
Torell, Jacob Wallenberg and Peter Wallenberg Jr. as
the Members of the Board of Directors; and Mr. Anders
 Scharp, has declined re-election and elect Mr.
Gunnar Brock as a new Member of the Board of Director

PROPOSAL #15.: Amend the Section 12, 2nd paragraph,                        ISSUER          YES          FOR               FOR
in the Articles of Association is amended in
accordance with the following: Section 12, 2nd
paragraph as specified

PROPOSAL #16.A: Approve that the investor shall offer                      ISSUER          YES          FOR               FOR
 a total remuneration in line with market conditions
which will enable Investor to recruit and retain the
most suitable executives, the remuneration to the
Management shall consist of basic salary, variable
salary, long-term variable remuneration programs,
pensions and other remuneration, together, those
elements constitute the total remuneration of the
individual, basic salary, variable salary and long-
term variable remuneration programs together
constitute the salary of the employee, the basic
salary will be reviewed annually and constitutes the
basis for calculating variable salary, the variable
salary is dependent upon the individual's capacity to
 meet yearly set goals, the long-term variable
remuneration program is dealt with under item 16B,
pension benefits shall, as in previous years, partly
consist of a defined benefit pension plan and partly
of a premium based pension plan, the ratio of pension
 provisions to basic salary depends on the age of the
 executive, the age of retirement for the President
and other Executives shall be 60 years, other
remunerations and benefits shall be on market terms
and shall contribute to facilitating the Executive's
discharge of his or her tasks, investor and
executives may terminate the contract of employment
at 6 months' notice and severance pay shall not
exceed 24 months of basic salary

PROPOSAL #16.B: Approve the long-term variable                             ISSUER          YES          FOR               FOR
remuneration program for 2009 as specified

PROPOSAL #17.: Authorize the Board, during the period                      ISSUER          YES          FOR               FOR
 until the next AGM, to decide on i] purchases of
Investor's shares on NASDAQ OMX Stockholm AB and
purchases in accordance with purchase offerings to
shareholders, respectively, and on ii] transfer of
Investor's shares on NASDAQ OMX Stockholm AB, or in a
 manner other than on NASDAQ OMX Stockholm AB
including the right to decide on waiver of the
shareholders' preferential rights and that payment
may be effected other than in cash; repurchases may
take place so that Investor's holding amounts to a
maximum of 1/10 of all the shares in the Company,
approve that transfer of Investor's shares, in a
maximum number of 2,500,000 [or the higher number
that may follow from a recalculation because of a
split, bonus issue or similar action], to the
employees in accordance with the long-term variable
remuneration program described in Resolution 16B
shall be possible the number of shares has been
calculated with a certain margin as share price
fluctuations during the period up and until the
measurement period following the 2009 AGM may have an
 effect on the value of the program and, thus, on the
 number of shares to be included in the program the
purpose of the proposed repurchase option is to give
the Board of Directors wider freedom of action in the
 work with Investor's capital structure and, in
accordance with what is described above, to give
Investor the possibility to transfer shares to the
employees, in addition, the repurchased shares are
aimed to be used to secure the costs, including the
social security payments, in connection with the
long-term variable remuneration program and in
connection with the allocation of synthetic shares as
 part of the remuneration to the Board of Directors
[as regards synthetic shares, see the Nomination

PROPOSAL #18.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Approve the resolution
regarding the Nomination Committee

PROPOSAL #19.: Conclusion of the meeting                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVITROGEN CORPORATION
  TICKER:                IVGN            CUSIP:     46185R100
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ISSUANCE OF INVITROGEN                           ISSUER          YES          FOR               FOR
COMMON STOCK TO APPLIED BIOSYSTEMS STOCKHOLDERS IN
THE MERGER OF APPLIED BIOSYSTEMS INC. (ABI) WITH AND
INTO ATOM ACQUISITION, LLC, AS CONTEMPLATED BY THE
AGREEMENT AND PLAN OF MERGER, AS AMENDED BY AMENDMENT
 NO. 1 THERETO, BY AND AMONG INVITROGEN, ATOM
ACQUISITION, LLC AND ABI, AS SUCH AGREEMENT MAY BE
AMENDED FROM TIME TO TIME.

PROPOSAL #02: PROPOSAL TO APPROVE AN AMENDMENT TO                          ISSUER          YES          FOR               FOR
INVITROGEN'S RESTATED CERTIFICATE OF INCORPORATION TO
 INCREASE THE NUMBER OF AUTHORIZED SHARES OF
INVITROGEN COMMON STOCK FROM 200,000,000 TO

PROPOSAL #03: PROPOSAL TO APPROVE ANY ADJOURNMENTS OF                      ISSUER          YES          FOR               FOR
 THE SPECIAL MEETING OF INVITROGEN STOCKHOLDERS, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF
ANY OR ALL OF THE FOREGOING PROPOSALS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISETAN MITSUKOSHI HOLDINGS LTD.
  TICKER:                N/A             CUSIP:     J25038100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and Corporate Auditors

PROPOSAL #5.: Decision of Amount and Contents of Non-                      ISSUER          YES        AGAINST           AGAINST
monetary Compensation,etc. Concerning Stock
Acquisition Rights as Stock Options for  Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISUZU MOTORS LIMITED
  TICKER:                N/A             CUSIP:     J24994105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To amend the wording of the initial                          ISSUER          NO           N/A               N/A
paragraph of Section 5 of the By-Laws, with the
purpose of increasing from 1 to from 1 to 3 Members
the number of offices of Vice Presidents with seat in
 the Board of Directors

PROPOSAL #2.: To fill out a vacancy in the Board of                        ISSUER          NO           N/A               N/A
Directors to complete the current annual term of
office; taking into consideration the provisions of
CVM instructions 165/91 and 282/98, it is registered
herein that, to request the implementation of
multiple vote in such election, the Members
formulating the request shall represent not less than
 5% of the voting capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Cancellation of 4,404,840 own book                          ISSUER          NO           N/A               N/A
entry preferred shares, held as treasury stock, with
no reduction in the capital stock

PROPOSAL #E.2: Increasing the current capital stock,                       ISSUER          NO           N/A               N/A
from BRL 10,000,000,000.00 to BRL 12,550,000,000.00,
through the capitalization of revenue reserves,
granting to the stockholders, free of cost, in the
form of bonus shares, 1 new share for each lot of 10
shares of the same type held by the said stockholders
 at the close of business on 30 APR 2009

PROPOSAL #E.3: Approve to increase the capital stock                       ISSUER          YES          FOR               FOR
by BRL 450,000,000.00, to BRL 13,000,000,000.00,
through the issue of 77,586,207 new book entry
shares, with no par value, being common and preferred
 shares, by private subscription during the period
from 04 MAY 2009 to 03 JUN 2009, proportional to
1.8171653% of the stockholding position registered on
 30 APR 2009, following the granting of bonus shares
pursuant to item 2 above, at the price of BRL 5.80
per share, to be paid in by 10 JUN 2009, in cash or
credits originating from interest on equity [JCP]
declared by ITAUSA; this subscription percentage may
be increased in the light of eventual acquisitions of
 shares issued by the company for holding as treasury

PROPOSAL #E.4: Amend the Bylaws in order to, among                         ISSUER          NO           N/A               N/A
other amendments: (i) register the new composition of
 the capital stock reflecting items 1 and 2 above;
(ii) provide for the election of alternates to the
Board of Directors and improve the discipline for the
 substitution of the President and the powers of this
 Board; (iii) improve provisions with respect to the
composition of the Executive Board and the
substitution of the officers; (iv) without
restrictions on their effective existence, extinguish
 the statutory provision for the Disclosure and
Trading, the Investment Policies and the Accounting
Policies Committees

PROPOSAL #O.5: Presenting the Management Report,                           ISSUER          NO           N/A               N/A
Reports of the Fiscal Council, the Independent
Auditors and to examine, for due deliberation, the
balance sheets, other accounting statements and
explanatory notes for the FYE 31 DEC 2008

PROPOSAL #O.6: Approving the distribution of the net                       ISSUER          NO           N/A               N/A
income for the FY

PROPOSAL #O.7: Elect the members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors and the members of the Fiscal Council for
the next annual term of office; pursuant to CVM
Instructions 165/91 and 282/98, notice is hereby
given that eligibility to cumulative voting rights in
 the election of members of the Board of Directors is
 contingent on those requesting the said rights
representing at least 5% of the voting capital

PROPOSAL #O.8: Setting the amount to be allocated for                      ISSUER          NO           N/A               N/A
 the compensation of members of the Board of
Directors and the Board of Executive Officers and the
 compensation of the councilors of the Fiscal Council

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P58711105
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To verify and ratify to increase in                          ISSUER          NO           N/A               N/A
capital stock from BRL 12,550,000,000.00 to BRL
13,000,000,000.00, approved by the Extraordinary and
Ordinary General Meeting held on 30 APR 2009, through
 the private subscription of 77,586,207 book entry
shares with no par value, being 29,805,716 common and
 47,780,491 preferred shares at the price of BRL 5.80
 per share paid up in cash or offset against credits
originating from 'interest on equity' declared by
'ITAUSA'

PROPOSAL #2.: As a result of the preceding items, to                       ISSUER          NO           N/A               N/A
change the wording in the first sentence of Article 3
 of the Corporate Bylaws, to record the value of the
new capital stock, the wording being revised as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITV PLC
  TICKER:                N/A             CUSIP:     G4984A110
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and the                         ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Mike Clasper as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #4.: Re-elect Mr. John Cresswell as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Elect Mr. Ian Griffiths as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Andy Haste as a Non-Executive                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Approve the disapplication of the                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #11.: Approve to increase in the share                            ISSUER          YES          FOR               FOR
capital
PROPOSAL #12.: Approve the political donations                             ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve to purchase of own shares                          ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve the length of notice period                        ISSUER          YES          FOR               FOR
for the general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                J. C. PENNEY COMPANY, INC.
  TICKER:                JCP             CUSIP:     708160106
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: C.C. BARRETT                           ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: M.A. BURNS                             ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M.K. CLARK                             ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: T.J. ENGIBOUS                          ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: K.B. FOSTER                            ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: K.C. HICKS                             ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BURL OSBORNE                           ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: L.H. ROBERTS                           ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.G. TERUEL                            ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: R.G. TURNER                            ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: M.E. ULLMAN, III                       ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: M.E. WEST                              ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
JANUARY 30, 2010.

PROPOSAL #03: TO APPROVE THE ADOPTION OF THE J. C.                         ISSUER          YES          FOR               FOR
PENNEY COMPANY, INC. 2009 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: TO CONSIDER A STOCKHOLDER PROPOSAL                         SHAREHOLDER       YES        AGAINST             FOR
RELATING TO ADOPTION OF PRINCIPLES FOR HEALTH CARE
REFORM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAPAN TOBACCO INC.
  TICKER:                N/A             CUSIP:     J27869106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE MATHESON HLDGS LTD
  TICKER:                N/A             CUSIP:     G50736100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements and the Independent Auditors report for
the YE DEC 31 2008, and to declare a final dividend

PROPOSAL #2.: Re-elect Mr. Jenkin Hui as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect Mr. R. C. Kwok as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. James Riley as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all powers of the Company to allot
 or issue shares and to make and grant offers,
agreements and options which would or might require
shares to be allotted, issued or disposed of during
or after the end of the relevant period up to an
aggregate nominal amount of USD 52.1 million; the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted wholly for cash [whether pursuant to an
option or otherwise] by the Directors pursuant to the
 approval in above paragraph, otherwise than pursuant
 to a rights issue [for the purposes of this
resolution, rights issue' being an offer of shares or
 other securities to holders of shares or other
securities on the register on a fixed record date in
proportion to their then holdings of such shares or
other securities or otherwise in accordance with the
rights attaching thereto [subject to such exclusions
or other arrangements as the Directors may deem
necessary or expedient in relation to fractional
entitlements or legal or practical problems under the
 Laws of, or the requirements of any recognized
regulatory body or any Stock Exchange in, any
territory], or the issue of shares pursuant to the
Company's Employee Share Purchase Trust, shall not
exceed USD 7.8 million; [Authority expires the
earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM is

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase its own shares, subject to and in
accordance with all applicable Laws and Regulations,
during the relevant period; the aggregate nominal
amount of shares of the Company which the Company may
 purchase pursuant to the approve this resolution
shall be less than 15% of the aggregate nominal
amount of the existing issued share capital of the
Company at the date of this meeting; approve this
resolution shall, where permitted by applicable Laws
and regulations and subject to the limitation in this
 resolution, extend to permit the purchase of shares
of the Company i) by subsidiaries of the Company and
ii) pursuant to the terms of put Warrants or
financial instruments having similar effect [put
Warrants] whereby the Company can be required to
purchase its own shares, provided that where put
Warrants are issued or offered pursuant to a Rights
Issue [as specified in Resolution 6] the price which
the Company may pay for shares purchased on exercise
of Put Warrants shall not exceed 15% more than the
average of the market quotations for the shares for a
 period of not more than 30 nor less than the 5
dealing days falling 1 day prior to the date of any
public announcement by the Company of the proposed
issue of Put Warrants; [Authority expires the earlier
 of the conclusion of the next AGM or the expiration
of the period within which the next AGM is to be held

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE STRATEGIC HLDGS LTD  BERMUDA
  TICKER:                N/A             CUSIP:     G50764102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements and the independent auditors report for
the YE 31 DEC 2008, and to declare a final dividend

PROPOSAL #2.: Re elect Mr. Charles Allen Jones as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re elect Mr. R.C. Kwok as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re elect Mr. Lord Leach of Fairford as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors, during the                          ISSUER          YES          FOR               FOR
relevant period, for the purposes of this resolution,
 relevant period being the period from the passing of
 this resolution until the earlier of the conclusion
of the next AGM, or the expiration of the period
within which such meeting is required by law to be
held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, of
all powers of the Company to allot or issue shares
and to make and grant offers, agreements and options
which would or might require shares to be allotted,
issued or disposed of during or after the end of the
relevant period up to an aggregate nominal amount of
USD 18.2 million, be and is hereby generally and
unconditionally approved, B] the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
wholly for cash, whether pursuant to an option or
otherwise, by the Directors pursuant to the approval
in paragraph, A, otherwise than pursuant to a rights
issue, for the purposes of this re solution, rights
issue being an offer of shares or other securities to
 holders of shares or other securities on the
register on a fixed record date in proportion to
their then holdings of such shares or other
securities or otherwise in accordance with the rights
 attaching thereto, subject to such exclusions or
other arrangements as the directors may deem
necessary or expedient in relation to fractional
entitlements or legal or practical problems under the
 laws of, or the requirements of any recognized
regulatory body or any stock exchange in, any
territory, shall not exceed  USD 2.7 million, and the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase its own shares, subject to and in
accordance with all applicable laws and regulations,
during the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion of the next AGM, or the expiration of the
period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, be
and is hereby generally and unconditionally; B] the
aggregate nominal amount of shares of the Company
which the company may purchase pursuant to the
approval in paragraph A, of this resolution shall be
less than 15% of the aggregate nominal amount of the
existing issued share capital of the Company at the
date of this meeting, and such approval shall be
limited accordingly, and, C] the approval  in
paragraph A, of this resolution shall, where
permitted by applicable laws and regulations and
subject to the limitation in paragraph B , of this
resolution, extend to permit the purchase of shares
of the Company, I, by subsidiaries of the Company
and, ii, pursuant to the terms of put warrants or
financial instruments having similar effect, put
warrants, whereby the Company can be required to
purchase its own shares, provided that where put
warrants are issued or offered pursuant to a rights
issue, as de fined in Resolution 6 above, the price
which the company may pay for shares purchased on
exercise of put warrants shall not exceed 15% more
than the average of the market quotations for the
shares for a period of not more than 30 nor less than
 the 5 dealing days falling one day prior to the date
 of any public announcement by the Company of the

PROPOSAL #8.: Approve that, the purchase by the                            ISSUER          YES        AGAINST           AGAINST
Company of shares of USD 0.25 each in Jardine
Matheson Holdings Limited, Jardine Matheson, during
the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion o f the next AGM, or the expiration of the
 period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting or the
 cessation of the Company's status as a subsidiary of
 Jardine Matheson, be and is hereby generally and
unconditionally approved, provided that any purchases
 of Jardine Matheson shares by the company pursuant
to this authority shall be in accordance with and
authorize the Directors of Jardine Matheson by its
shareholders from time to time and that the authority
 granted by this resolution shall be limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JD GROUP LTD
  TICKER:                N/A             CUSIP:     S40920118
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and adopt the consolidated                          ISSUER          YES          FOR               FOR
annual financial statements of JD Group Limited and
its subsidiaries [the Group] and of the Company for
the FYE 31 AUG 2008, including the Directors report
and the report of the Independent Auditors therein,
as well as sanctioning of the dividends for the year
as follows: interim dividend of ZAR 1.11 per share
paid on 30 JUN 2008; and final dividend of ZAR 0.41
per share paid on 15 DEC 2008

PROPOSAL #2.1: Re-elect Mr. M.E. King as a Director,                       ISSUER          YES          FOR               FOR
who in terms of the Articles, is required to retire
by rotation at the AGM

PROPOSAL #2.2: Re-elect Dr. D. Konar as a Director,                        ISSUER          YES          FOR               FOR
who in terms of the Articles, is required to retire
by rotation at the AGM

PROPOSAL #2.3: Re-elect Mr. I.D. Sussman as a                              ISSUER          YES          FOR               FOR
Director, who in terms of the Articles, is required
to retire by rotation at the AGM

PROPOSAL #2.4: Re-elect Mr. G. Volkel as a Director,                       ISSUER          YES          FOR               FOR
who in terms of the Articles, is required to retire
by rotation at the AGM

PROPOSAL #2.5: Appoint Mr. V.P. Khanyile as a                              ISSUER          YES          FOR               FOR
Director, with effect from 13 NOV 2008

PROPOSAL #2.6: Appoint Mr. G.Z. Steffens as a                              ISSUER          YES          FOR               FOR
Director, with effect from 13 NOV 2008

PROPOSAL #2.7: Appoint Mr. I.D. Thompson as a                              ISSUER          YES          FOR               FOR
Director, with effect from 13 NOV 2008

PROPOSAL #3.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to place 10,000,000 of the Company's authorized but
unissued ordinary shares, equivalent to 5.86% of the
Company's current issued capital, under their control
 of the Directors, subject to the requirements of the
 Company's Articles, the Companies Act, No 61 of
1973, as amended [the Companies Act], the Listings
Requirements of the JSE Limited [the JSE Listings
Requirements], to allot and issue such ordinary
shares on any such terms and conditions as they deem
fit in the best interest of the Company; [Authority
expires at the conclusion of the next AGM of the
Company as a general authority in terms of Section
221(2) of the Companies Act]

PROPOSAL #4.1: Re-appoint Deloitte & Touche as the                         ISSUER          YES          FOR               FOR
Independent Auditors of the Company for the ensuing
period terminating on the conclusion of the next AGM
of the Company and appoint Mr. X. Botha as the
Individual and Designated Auditor who will undertake
the audit of the Company

PROPOSAL #4.2: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to fix and pay the Auditors' remuneration for the
past year

PROPOSAL #5.1: Approve the payment of the Non-                             ISSUER          YES          FOR               FOR
Executive Directors' remuneration for the past year,
which remuneration amount reflects no increase
compared with the remuneration paid in the previous
year

PROPOSAL #5.2: Approve to pay the Non-Executive                            ISSUER          YES          FOR               FOR
Directors' remuneration for the FY commencing on 01
SEP 2008: for a Director: for each Board meeting
attended ZAR 60,000; for the Chairman: for each Audit
 Committee meeting chaired ZAR 20,000; for each Risk
Committee meeting chaired ZAR 20,000; of the
Remuneration Committee per annum ZAR 20,000; of the
Nominations Committee per annum ZAR 20,000; of the JD
 Group Defined Benefit Pension Fund nil

PROPOSAL #s.6: Authorize the Company and/or a                              ISSUER          YES          FOR               FOR
subsidiary of the Company, by way of a general
authority in terms of Sections 85 to 89 of the
Companies Act, to acquire securities issued by the
Company, upon such terms and conditions and in such
amounts as the Directors of the Company may from time
 to time determine, subject to the requirements of
the Company's Articles, the Companies Act and the JSE
 Listings Requirements, not exceeding 20% [equating
to 34,100,000 ordinary securities] of the Company's
issued securities of that class and, where the
Company's issued securities are repurchased by its
subsidiaries, shall not exceeding a maximum of 10%
[equating to 17,050,000 ordinary securities] in
aggregate of the Company's issued securities of that
class; [Authority expires earlier of the conclusion
of the next AGM or 15 months]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JD GROUP LTD
  TICKER:                N/A             CUSIP:     S40920118
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the JD Group SAR Scheme for                            ISSUER          YES        AGAINST           AGAINST
implementation

PROPOSAL #2.: Approve to fix the number of ordinary                        ISSUER          YES        AGAINST           AGAINST
shares that may be utilized for operating the SAR
Scheme

PROPOSAL #3.: Approve to fix the number of ordinary                        ISSUER          YES        AGAINST           AGAINST
shares that may be utilized for phasing out the JD
Group Employee Share Incentive Scheme

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JDA SOFTWARE GROUP, INC.
  TICKER:                JDAS            CUSIP:     46612K108
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. MICHAEL GULLARD                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVE AN INCREASE IN THE MAXIMUM                           ISSUER          YES          FOR               FOR
NUMBER OF SHARES ISSUABLE UNDER THE 2005 PERFORMANCE
INCENTIVE PLAN.

PROPOSAL #03: RATIFY APPOINTMENT OF DELOITTE & TOUCHE                      ISSUER          YES          FOR               FOR
 LLP.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOHNSON & JOHNSON
  TICKER:                JNJ             CUSIP:     478160104
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARY SUE COLEMAN                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES G. CULLEN                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL M.E. JOHNS                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARNOLD G. LANGBO                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SUSAN L. LINDQUIST                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LEO F. MULLIN                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM D. PEREZ                       ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES PRINCE                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID SATCHER                          ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM C. WELDON                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION                    SHAREHOLDER       YES        AGAINST             FOR
 POLICIES AND DISCLOSURE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOLLIBEE FOODS CORPORATION
  TICKER:                N/A             CUSIP:     Y4466S100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the certification by the                             ISSUER          YES          FOR               FOR
Corporate Secretary on notice and quorum

PROPOSAL #3.: Approve the minutes of the last annual                       ISSUER          YES          FOR               FOR
stockholders meeting

PROPOSAL #4.: Approve the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Ratify the actions by the Board of                           ISSUER          YES          FOR               FOR
Directors and Officers of the Corporation

PROPOSAL #6.1: Elect Mr. Tony Tan Caktiong as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.2: Elect Mr. William Tan Untiong as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.3: Elect Mr. Ernesto Tanmantiong as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.4: Elect Mr. Ang Cho Sit as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.5: Elect Mr. Antonio Chua Poe Eng as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.6: Elect Mr. Felipe B. Alfonso as an                           ISSUER          YES          FOR               FOR
Independent Director of the Company

PROPOSAL #6.7: Elect Mr. Monico Jacob as an                                ISSUER          YES          FOR               FOR
Independent Director of the Company

PROPOSAL #7.: Appoint the External Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #8.: Other matters                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adjournment                                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JPMORGAN CHASE & CO.
  TICKER:                JPM             CUSIP:     46625H100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CRANDALL C. BOWLES                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN B. BURKE                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID M. COTE                          ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES S. CROWN                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES DIMON                            ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ELLEN V. FUTTER                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM H. GRAY,                       ISSUER          YES          FOR               FOR
III

PROPOSAL #1H: ELECTION OF DIRECTOR: LABAN P. JACKSON,                      ISSUER          YES          FOR               FOR
 JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID C. NOVAK                         ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LEE R. RAYMOND                         ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: WILLIAM C. WELDON                      ISSUER          YES          FOR               FOR

PROPOSAL #02: APPOINTMENT OF INDEPENDENT REGISTERED                        ISSUER          YES          FOR               FOR
PUBLIC ACCOUNTING FIRM

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION                      ISSUER          YES          FOR               FOR

PROPOSAL #04: GOVERNMENTAL SERVICE REPORT                                SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #05: CUMULATIVE VOTING                                          SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: SPECIAL SHAREOWNER MEETINGS                                SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #07: CREDIT CARD LENDING PRACTICES                              SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #08: CHANGES TO KEPP                                            SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #09: SHARE RETENTION                                            SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #10: CARBON PRINCIPLES REPORT                                   SHAREHOLDER       YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JS GROUP CORPORATION
  TICKER:                N/A             CUSIP:     J2855M103
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO TERMINATE PRE-TERM THE POWERS OF THE                      ISSUER          YES          FOR               FOR
 BOARD OF DIRECTORS OF OJSC MMC NORILSK NICKEL.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          12/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2A: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUERMAN R. ALIEV

PROPOSAL #2B: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: DMITRY O. AFANASYEV

PROPOSAL #2C: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY L. BATEKHIN

PROPOSAL #2D: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: TYE WINSTON BURT

PROPOSAL #2E: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY E. BOUGROV

PROPOSAL #2F: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. BULYGIN

PROPOSAL #2G: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER S. VOLOSHIN

PROPOSAL #2H: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: JAMES GOODWIN

PROPOSAL #2I: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: GUY DE SELLIERS DE MORANVILLE

PROPOSAL #2J: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: LUCA CORDERO DI MONTEZEMOLO

PROPOSAL #2K: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANDREY A. KLISHAS

PROPOSAL #2L: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VALERY A. MATVIENKO

PROPOSAL #2M: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: BRADFORD ALLAN MILLS

PROPOSAL #2N: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ARDAVAN MOSHIRI

PROPOSAL #2O: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ALEXANDER POLEVOY

PROPOSAL #2P: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MIKHAIL D. PROKHOROV

PROPOSAL #2Q: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: MAXIM M. SOKOV

PROPOSAL #2R: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADISLAV A. SOLOVIEV

PROPOSAL #2S: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: VLADIMIR I. STRZHALKOVSKY

PROPOSAL #2T: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: SERGEY V. CHEMEZOV

PROPOSAL #2U: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: ANTON V. CHERNY

PROPOSAL #2V: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES          FOR               FOR
 MMC NORILSK NICKEL: JOHN GERARD HOLDEN

PROPOSAL #2W: TO ELECT THE BOARD OF DIRECTORS OF OJSC                      ISSUER          YES        AGAINST           AGAINST
 MMC NORILSK NICKEL: HEINZ C. SCHIMMELBUSCH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                N/A             CUSIP:     46626D108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the MMC Norilsk Nickel's 2008                        ISSUER          YES          FOR               FOR
annual report

PROPOSAL #2.: Approve MMC Norilsk Nickel's 2008                            ISSUER          YES          FOR               FOR
annual accounting statements including profit and
loss statement

PROPOSAL #3.: Approve the distribution of MMC Norilsk                      ISSUER          YES          FOR               FOR
 Nickel's profits and losses for 2008

PROPOSAL #4.: Approve not to pay dividends on MMC                          ISSUER          YES          FOR               FOR
Norilsk Nickel's shares for the year 2008

PROPOSAL #5.1: Elect Mr. Guerman R. Aliev as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.2: Elect Mr. Sergey L. Batekhin as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.3: Elect Mr. Andrey E. Bougrov as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.4: Elect Mr. Alexander S. Voloshin as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.5: Elect Mr. Andrey A. Klishas as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.6: Elect Mr. Valery V. Lukyanenko as a                         ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Alexander Polevoy as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.8: Elect Mr. Anton V. Chemy as a Member                        ISSUER          YES        AGAINST           AGAINST
of the Board of Directors

PROPOSAL #5.9: Elect Mr. Bradford Allan Mills as a                         ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.10: Elect Mr. John Gerard Holden as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.11: Elect Mr. Vasily N. Titov as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.12: Elect Mr. Vladimir I. Strzhalkovsky                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors

PROPOSAL #5.13: Elect Mr. Dmitry O. Afanasyev as a                         ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.14: Elect Mr. Anatoly B. Ballo as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.15: Elect Mr. Alexander S. Bulygin as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.16: Elect Mr. Artem O. Volynets as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.17: Elect Mr. Vadim V. Geraskin as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.18: Elect Mr. Maxim A. Goldman as a                            ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.19: Elect Mr. Dmitry V. Razumov as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.20: Elect Mr. Maxim M. Sokov as a Member                       ISSUER          YES        AGAINST           AGAINST
of the Board of Directors

PROPOSAL #5.21: Elect Mr. Vladislav A. Soloviev as a                       ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors

PROPOSAL #5.22: Elect Mr. Igor A. Komarov as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #5.23: Elect Mr. Ardavan Moshiri as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Board of Directors

PROPOSAL #6.1: Elect Mr. Natalia V. Gololobova as a                        ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.2: Elect Mr. Alexey A. Kargachov as a                          ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.3: Elect Mr. Natalia N. Panphil as a                           ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.4: Elect Mr. Dmirty V. Pershinkov as a                         ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #6.5: Elect Mr. Tamara A. Sirotkina as a                          ISSUER          YES          FOR               FOR
Member of the Revision Commission

PROPOSAL #7.: Approve the Rosexpertiza LLC as the                          ISSUER          YES          FOR               FOR
Auditor of MMC Norilsk Nickel's 2009 Russian
accounting statements

PROPOSAL #8.: Approve the new version of the Charter                       ISSUER          YES          FOR               FOR
of OJSC MMC Norilsk Nickel

PROPOSAL #9.: Approve the new version of the                               ISSUER          YES          FOR               FOR
regulations on the Board of Directors of OJSC MMC
Norilsk Nickel

PROPOSAL #10.: Approve the regulations of the                              ISSUER          YES          FOR               FOR
Management Board of OJSC MMC Norilsk Nickel

PROPOSAL #11.1: Approve to establish that the                              ISSUER          YES        AGAINST           AGAINST
principal amount of remuneration to be paid to an
Independent Director shall be USD 62,500 per quarter
[to be paid in Russian Rubles at the exchange rate
fixed by the Bank of Russia on the day of payment],
and that expenses in the amount of up to RUB 2
million per year shall be reimbursed upon
presentation of documental proof, the above specified
 sum is gross of taxes and charges applicable; if an
Independent Director presides over a Board Committee
[Committees], to establish that the additional
remuneration in the amount of USD 31,250 per quarter,
 shall be paid to such Independent Director for each
presided Committees [to be paid in Russian Rubles at
the exchange rate fixed by the Bank of Russia on the
day of payment], the above specified sum is gross of
taxes and charges applicable; to establish that the
principal amount of remuneration to be paid to a
Chairman of the Board of Director, in case he is an
Independent Director, shall be USD 2,500,000 per year
 [to be paid in Russian Rubles at the exchange rate
fixed by the Bank of Russian on the day of payment],
the above specified sum is gross of taxes and charges
 applicable; to establish that the amount of the
annual bonus to be paid to a Chairman of the Board of
 Directors, in case he is an Independent Director,
shall be USD 3,000,000 per year [to be paid in
Russian Rubles at the exchange rate fixed by the Bank
 of Russian on the day of payment], the above
specified sum is gross of taxes and charges
applicable; remuneration sums specified in clauses 1,
 2, 3 and 4 of this resolution shall be paid for the
period from 01 JUL 2009 and to the date, on which the
 term of the respective Independent Director will end
 and/or until he/she ceases to carry out his/her
professional professional duties as a Chairman of the

PROPOSAL #11.2: Approve the Incentive Program-Option                       ISSUER          YES        AGAINST           AGAINST
Plan for Independent Directors of OJSC MMC Norilsk
Nickel; and to establish that the program shall be
valid from 01 JUL 2009 to 30 JUN 2010

PROPOSAL #12.: Approve the value of property being                         ISSUER          YES          FOR               FOR
the subject of interrelated transactions to indemnify
 Members of the Board of Directors and Members of the
 Management Board of OJSC MMC Norilsk Nickel against
damages the aforementioned persons may incur in their
 respective positions specified above shall not
exceed USD 115,000,000 for each transaction

PROPOSAL #13.: Approve the interrelated transactions,                      ISSUER          YES          FOR               FOR
 to which all the Members of the Board of Directors
and Members of the Management Board of OJSC MMC
Norilsk Nickel are interested parties, and which
involve the obligations of OJSC MMC Norilsk Nickel to
 indemnify Members of the Board of Directors and
Members of the Management Board of OJSC MMC Norilsk
Nickel against damages the aforementioned persons may
 incur in their respective positions specified above,
 shall not exceed USD 115,000,000 for each such person

PROPOSAL #14.: Approve to establish that the value of                      ISSUER          YES          FOR               FOR
 services involving liability insurance for members
of the Board of Directors and Members of the
Management Board of OJSC MMC Norilsk Nickel with
liability limited to USD 150,000,000 and additional
insurance coverage limit of USD 50,000,000 shall not
exceed USD 1,200,000

PROPOSAL #15.: Approve the transaction, to which all                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Members of
the Management Board of OJSC MMC Norilsk Nickel are
interested parties, involving liability insurance for
 Members of the Board of Directors and Members of the
 Management Board of OJSC MMC Norilsk Nickel who will
 be beneficiary parties to the transaction by a
Russian Insurance Company, for the 1 year term with
liability limited to USD 150,000,000 and additional
insurance coverage limit of USD 50,000,000 and with
premium to insurer not exceeding USD 1,200,000

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  ISSUER:                JSC MMC NORILSK NICKEL
  TICKER:                NILSY           CUSIP:     46626D108
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL REPORT.

PROPOSAL #02: TO APPROVE MMC NORILSK NICKEL'S 2008                         ISSUER          YES          FOR               FOR
ANNUAL ACCOUNTING STATEMENTS INCLUDING PROFIT AND
LOSS STATEMENT.

PROPOSAL #03: TO APPROVE DISTRIBUTION OF MMC NORILSK                       ISSUER          YES          FOR               FOR
NICKEL'S PROFITS AND LOSSES FOR 2008.

PROPOSAL #04: NOT TO PAY DIVIDENDS ON MMC NORILSK                          ISSUER          YES          FOR               FOR
NICKEL'S SHARES FOR THE YEAR 2008.

PROPOSAL #5A: ELECTION OF DIRECTOR: GUERMAN R. ALIEV                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR OF CJSC INTERROS HOLDING
COMPANY)

PROPOSAL #5B: ELECTION OF DIRECTOR: SERGEY L.                              ISSUER          YES        AGAINST           AGAINST
BATEKHIN (DEPUTY GENERAL DIRECTOR OF CJSC INTERROS
HOLDING COMPANY)

PROPOSAL #5C: ELECTION OF DIRECTOR: ANDREY E. BOUGROV                      ISSUER          YES        AGAINST           AGAINST
 (MANAGING DIRECTOR OF CJSC INTERROS HOLDING COMPANY)

PROPOSAL #5D: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
VOLOSHIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF OJSC
MMC NORILSK NICKEL)

PROPOSAL #5E: ELECTION OF DIRECTOR: ANDREY A. KLISHAS                      ISSUER          YES        AGAINST           AGAINST
 (VICE-PRESIDENT OF CJSC INTERRORS HOLDING COMPANY)

PROPOSAL #5F: ELECTION OF DIRECTOR: VALERY V.                              ISSUER          YES        AGAINST           AGAINST
LUKYANENKO (MEMBER OF THE MANAGEMENT BOARD, HEAD OF
FIRST CORPORATE BUSINESS UNIT OJSC VTB BANK)

PROPOSAL #5G: ELECTION OF DIRECTOR: ALEXANDER POLEVOY                      ISSUER          YES        AGAINST           AGAINST
 (DEPUTY GENERAL DIRECTOR FOR FINANCES OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5H: ELECTION OF DIRECTOR: ANTON V. CHERNY                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY GENERAL DIRECTOR FOR INVESTMENTS OF CJSC
INTERROS HOLDING COMPANY)

PROPOSAL #5I: ELECTION OF DIRECTOR: BRADFORD ALLAN                         ISSUER          YES          FOR               FOR
MILLS (EX-CEO, LONMIN PLC)

PROPOSAL #5J: ELECTION OF DIRECTOR: JOHN GERARD                            ISSUER          YES          FOR               FOR
HOLDEN (CONSULTANT OF ROCKBURY SERVICES INC.

PROPOSAL #5K: ELECTION OF DIRECTOR: VASILY N. TITOV                        ISSUER          YES        AGAINST           AGAINST
(DEPUTY PRESIDENT - CHAIRMAN OF THE MANAGEMENT BOARD
OF OJSC VTB BANK)

PROPOSAL #5L: ELECTION OF DIRECTOR: VLADIMIR I.                            ISSUER          YES        AGAINST           AGAINST
STRZHALKOVSKY (GENERAL DIRECTOR - CHAIRMAN OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL)

PROPOSAL #5M: ELECTION OF DIRECTOR: DMITRY O.                              ISSUER          YES        AGAINST           AGAINST
AFANASYEV (PARTNER OF YAGOROV, PUGINSKY, AFANASYEV &
PARTNERS)

PROPOSAL #5N: ELECTION OF DIRECTOR: ANATOLY B. BALLO                       ISSUER          YES        AGAINST           AGAINST
(MEMBER OF THE MANAGEMENT BOARD - DEPUTY CHAIRMAN OF
STATE CORPORATION BANK FOR DEVELOPMENT AND FOREIGN
ECONOMIC AFFAIRS (VNESHECONOMBANK))

PROPOSAL #5O: ELECTION OF DIRECTOR: ALEXANDER S.                           ISSUER          YES        AGAINST           AGAINST
BULYGIN (CHAIRMAN OF THE BOARD OF DIRECTORS OF EN+

PROPOSAL #5P: ELECTION OF DIRECTOR: ARTEM O. VOLYNETS                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR STRATEGY AND CORPORATE GOVERNANCE OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5Q: ELECTION OF DIRECTOR: VADIM V. GERASKIN                      ISSUER          YES        AGAINST           AGAINST
 (DIRECTOR FOR RELATIONS WITH NATURAL MONOPOLIES OF
CJSC RUSAL GLOBAL MANAGEMENT B.V.)

PROPOSAL #5R: ELECTION OF DIRECTOR: MAXIM A. GOLDMAN                       ISSUER          YES        AGAINST           AGAINST
(DEPUTY DIRECTOR FOR INVESTMENTS OF A BRANCH OF JSC
RENOVA MANAGEMENT AG)

PROPOSAL #5S: ELECTION OF DIRECTOR: DMITRY V. RAZUMOV                      ISSUER          YES        AGAINST           AGAINST
 (GENERAL DIRECTOR OF ONEXIM GROUP LLC)

PROPOSAL #5T: ELECTION OF DIRECTOR: MAXIM M. SOKOV                         ISSUER          YES        AGAINST           AGAINST
(DIRECTOR, INVESTMENT MANAGEMENT, RUSAL GLOBAL
MANAGEMENT B.V.)

PROPOSAL #5U: ELECTION OF DIRECTOR: VLADISLAV A.                           ISSUER          YES        AGAINST           AGAINST
SOLOVIEV (GENERAL DIRECTOR OF EN+ MANAGEMENT LLC)

PROPOSAL #5V: ELECTION OF DIRECTOR: IGOR A. KOMAROV                        ISSUER          YES        AGAINST           AGAINST
(ADVISOR TO GENERAL DIRECTOR OF STATE CORPORATION
RUSSIAN TECHNOLOGIES)

PROPOSAL #5W: ELECTION OF DIRECTOR: ARDAVAN MOSHIRI                        ISSUER          YES        AGAINST           AGAINST
(CHAIRMAN OF THE BOARD OF DIRECTORS AT METALLOINVEST
MANAGEMENT COMPANY)

PROPOSAL #6A: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA V. GOLOLOBOVA (DEPUTY CHIEF
FINANCIAL OFFICER, INTEGRATED FINANCIAL SYSTEMS LLC)

PROPOSAL #6B: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: ALEXEY A. KARGACHOV (DIRECTOR OF THE
INTERNAL CONTROL DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #6C: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: NATALIA N. PANPHIL (DEPUTY DIRECTOR OF
THE INTERNAL CONTROL DEPARTMENT - CHIEF OF THE
CONTROL AND REVISION DIVISION, OJSC MMC NORILSK

PROPOSAL #6D: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: DMITRY V. PERSHINKOV (CHIEF OF THE TAX
PLANNING DIVISION OF THE ACCOUNTING, TAXATION AND
FINANCIAL REPORTING DEPARTMENT, OJSC MMC NORILSK
NICKEL)

PROPOSAL #6E: TO ELECT THE MEMBER OF THE REVISION                          ISSUER          YES          FOR               FOR
COMMISSION: TAMARA A. SIROTKINA (DEPUTY CHIEF OF THE
CLAIM ADMINISTRATION DIVISION - CHIEF OF THE
ADMINISTRATIVE AND LEGAL DISPUTES SECTOR OF THE LEGAL
 DEPARTMENT, OJSC MMC NORILSK NICKEL)

PROPOSAL #07: TO APPROVE ROSEXPERTIZA LLC AS AUDITOR                       ISSUER          YES          FOR               FOR
OF MMC NORILSK NICKEL'S 2009 RUSSIAN ACCOUNTING
STATEMENTS.

PROPOSAL #08: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
CHARTER OF OJSC MMC NORILSK NICKEL.

PROPOSAL #09: TO APPROVE THE NEW VERSION OF THE                            ISSUER          YES          FOR               FOR
REGULATIONS ON THE BOARD OF DIRECTORS OF OJSC MMC
NORILSK NICKEL.

PROPOSAL #10: TO APPROVE THE REGULATIONS ON THE                            ISSUER          YES          FOR               FOR
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL.

PROPOSAL #11A: 1) ESTABLISH THAT PRINCIPAL AMOUNT OF                       ISSUER          YES        AGAINST           AGAINST
REMUNERATION TO BE PAID TO INDEPENDENT DIRECTOR, 2)
ESTABLISH THAT ADDITIONAL REMUNERATION IN AMOUNT OF
USD 31,250 PER QUARTER, SHALL BE PAID, 3) ESTABLISH
PRINCIPAL AMOUNT OF REMUNERATION TO BE PAID TO
CHAIRMAN OF BOARD OF DIRECTORS IN CASE HE IS AN
INDEPENDENT DIRECTOR, SHALL BE USD 2,500,000 PER
YEAR, 4) ESTABLISH THAT AMOUNT OF ANNUAL BONUS TO BE
PAID TO A CHAIRMAN OF THE BOARD OF DIRECTORS 5)
REMUNERATION SUMS MENTIONED IN CLAUSES 1, 2, 3 AND 4
OF THIS RESOLUTION SHALL BE PAID FOR THE PERIOD FROM
JULY 1, 2009 AND TO THE DATE.

PROPOSAL #11B: 1) TO APPROVE THE INCENTIVE PROGRAM -                       ISSUER          YES        AGAINST           AGAINST
OPTION PLAN FOR INDEPENDENT DIRECTORS OF OJSC MMC
NORILSK NICKEL, (2) TO ESTABLISH THAT THE PROGRAM
SHALL BE VALID FROM JULY 1, 2009 TO JUNE 30, 2010.

PROPOSAL #12: THE VALUE OF PROPERTY BEING THE SUBJECT                      ISSUER          YES          FOR               FOR
 OF INTERRELATED TRANSACTIONS TO INDEMNIFY MEMBERS OF
 THE BOARD OF DIRECTORS AND MEMBERS OF MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL AGAINST DAMAGES THE
AFOREMENTIONED PERSONS MAY INCUR IN THEIR RESPECTIVE
POSITIONS MENTIONED ABOVE SHALL NOT EXCEED USD
115,000,000 (ONE HUNDRED FIFTEEN MILLION US DOLLARS)
FOR EACH TRANSACTION.

PROPOSAL #13: TO APPROVE INTERRELATED TRANSACTIONS,                        ISSUER          YES          FOR               FOR
TO WHICH ALL MEMBERS OF THE BOARD OF DIRECTORS AND
MEMBERS OF THE MANAGEMENT BOARD OF OJSC MMC NORILSK
NICKEL ARE INTERESTED PARTIES, AND WHICH INVOLVE THE
OBLIGATIONS OF OJSC MMC NORILSK NICKEL TO INDEMNIFY
MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF THE
MANAGEMENT BOARD OF OJSC MMC NORILSK NICKEL AGAINST
DAMAGES THE AFOREMENTIONED PERSONS MAY INCUR IN THEIR
 RESPECTIVE POSITIONS MENTIONED ABOVE, SHALL NOT
EXCEED USD 115,000,000 (ONE HUNDRED FIFTEEN MILLION
US DOLLARS) FOR EACH SUCH PERSON.

PROPOSAL #14: TO ESTABLISH THAT THE VALUE OF SERVICES                      ISSUER          YES          FOR               FOR
 INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD OF OJSC MMC NORILSK NICKEL WITH LIABILITY
LIMITED TO USD 150,000,000 (ONE HUNDRED FIFTY MILLION
 US DOLLARS) AND ADDITIONAL INSURANCE COVERAGE LIMIT
OF USD 50,000,000 (FIFTY MILLION US DOLLARS) SHALL
NOT EXCEED USD 1,200,000 (ONE MILLION TWO HUNDRED
THOUSAND US DOLLARS).

PROPOSAL #15: TO APPROVE THE TRANSACTION, TO WHICH                         ISSUER          YES          FOR               FOR
ALL MEMBERS OF THE BOARD OF DIRECTORS AND MEMBERS OF
THE MANAGEMENT BOARD ARE INTERESTED PARTIES,
INVOLVING LIABILITY INSURANCE FOR MEMBERS OF THE
BOARD OF DIRECTORS AND MEMBERS OF THE MANAGEMENT
BOARD WHO WILL BE BENEFICIARY PARTIES TO TRANSACTION
BY RUSSIAN INSURANCE COMPANY, FOR THE ONE-YEAR TERM
WITH LIABILITY LIMITED TO USD 150,000,000 (ONE
HUNDRED FIFTY MILLION US DOLLARS) AND ADDITIONAL
INSURANCE COVERAGE LIMIT OF USD 50,000,000, (FIFTY
MILLION US DOLLARS) AND WITH PREMIUM TO INSURER NOT
EXCEEDING USD 1,200,000.

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  ISSUER:                JULIUS BAER HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H4407G263
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts of the group 2008 report of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.1: Re-elect Mr. Raymon J. Baer                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Approve the By-election of Mr.                              ISSUER          YES          FOR               FOR
Leonhard H. Fischer

PROPOSAL #5.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital with modification of By-Laws

PROPOSAL #7.: Approve the other modifications of By-                       ISSUER          YES          FOR               FOR
Laws

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  ISSUER:                JULIUS BAER HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H4407G263
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to exchange the statutory                            ISSUER          YES          FOR               FOR
reserves into free reserves

PROPOSAL #2.: Approve the Company's affaires                               ISSUER          YES          FOR               FOR
modification

PROPOSAL #3.1: Approve the split of the private                            ISSUER          YES          FOR               FOR
banking and asset management business divisions:
fixing of a special dividend

PROPOSAL #3.2: Approve the split of the private                            ISSUER          YES          FOR               FOR
banking and asset management business divisions:
Company's modification

PROPOSAL #3.3.1: Elect Mr. Johannes A. De Gier as a                        ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #3.3.2: Elect Mr. Hugh Scott Barrett as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #3.3.3: Elect Mr. Dieter A. Enkelmann as a                        ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #4.: Approve to close the shares repurchase                       ISSUER          YES          FOR               FOR
program 2008-2010, approved 2008

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  ISSUER:                KANSAS CITY SOUTHERN
  TICKER:                KSU             CUSIP:     485170302
  MEETING DATE:          10/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE KANSAS CITY SOUTHERN                          ISSUER          YES          FOR               FOR
2008 STOCK OPTION AND PERFORMANCE AWARD PLAN (THE
2008 PLAN).

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  ISSUER:                KANSAS CITY SOUTHERN
  TICKER:                KSU             CUSIP:     485170302
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL R. HAVERTY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS A. MCDONNELL                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE AUDIT COMMITTEE'S                        ISSUER          YES          FOR               FOR
SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: APPROVAL OF THE KANSAS CITY SOUTHERN                         ISSUER          YES          FOR               FOR
2009 EMPLOYEE STOCK PURCHASE PLAN.

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  ISSUER:                KAO CORPORATION
  TICKER:                N/A             CUSIP:     J30642169
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Delegation to the Meeting of the Board                       ISSUER          YES          FOR               FOR
of Directors of the Company of Determination of
Matters for Offering of Stock Acquisition Rights to
be Issued as Stock Options

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  ISSUER:                KASIKORNBANK PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y4591R118
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the general                             ISSUER          YES          FOR               FOR
meeting of shareholders No. 96

PROPOSAL #2.: Acknowledge the Board of Directors'                          ISSUER          YES          FOR               FOR
report on the year 2008 operations

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
statement of income for the YE 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of profit                          ISSUER          YES          FOR               FOR
from 2008 operating results and dividend payment

PROPOSAL #5.: Amend the resolution of AGM of                               ISSUER          YES          FOR               FOR
shareholders No. 93, held on 08 APR 2005, regarding
the issuance and sale of debentures of the bank

PROPOSAL #6.: Approve the acquiring shares of                              ISSUER          YES          FOR               FOR
Muangthai Fortis Holding Company Limited and the
connected transaction

PROPOSAL #7.: Amend the Article 7 BIS regarding                            ISSUER          YES          FOR               FOR
transfer of shares and Article 34 regarding
additional provisions of the bank's Articles of

PROPOSAL #8.1: Elect Mr. Somchai Bulsook as a                              ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.2: Elect Ms. Sujitpan Lamsam as a                              ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.3: Elect Professor Emeritus Khunying                           ISSUER          YES          FOR               FOR
Suchada Kiranandana as a Director, to replace those
retiring by rotation

PROPOSAL #8.4: Elect Dr. Abhijai Chandrasen as a                           ISSUER          YES          FOR               FOR
Director, to replace those retiring by rotation

PROPOSAL #8.5: Elect Mr. Hiroshi Ota as a Director,                        ISSUER          YES          FOR               FOR
to replace those retiring by rotation

PROPOSAL #9.: Appoint Mr. Sobson Ketsuwan as a new                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #11.: Appoint the Auditor and approve to fix                      ISSUER          YES          FOR               FOR
 the remuneration of the Auditor

PROPOSAL #12.: Other businesses [if any]                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAWASAKI HEAVY INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J31502107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAWASAKI KISEN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J31588114
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations, Reduce Term of Office of
Directors to One Year, Adopt Reduction of Liability
System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Renewal of Plan on Countermeasures to                        ISSUER          YES        AGAINST           AGAINST
Large-Scale Acquisitions of Company Shares (Takeover
Defense Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAZAKHMYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G5221U108
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed acquisition by the                      ISSUER          YES          FOR               FOR
 Company of 98,607,884 shares in ENRC PLC [the
Acquisition] as specified pursuant to the terms and
subject to the conditions of the agreements dated 10
JUN 2008 between the Company and the Government of
Kazakhstan [the Acquisition Agreement] and authorize
the Directors of the Company to do all such acts and
things and execute all such deeds and documents as
they may in their absolute discretion consider
necessary and/or desirable in order to implement and
complete the acquisition in accordance with the terms
 described in the Acquisition Agreement, subject to
such immaterial amendments or variations thereto as
the Directors of the Company may in their absolute
discretion think fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KB FINANCIAL GROUP INC
  TICKER:                N/A             CUSIP:     Y46007103
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Elect the External Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the External Directors who is                          ISSUER          YES          FOR               FOR
Audit Committee

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KB HOME
  TICKER:                KBH             CUSIP:     48666K109
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEPHEN F.                             ISSUER          YES          FOR               FOR
BOLLENBACH

PROPOSAL #1B: ELECTION OF DIRECTOR: TIMOTHY W. FINCHEM                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: KENNETH M.                             ISSUER          YES          FOR               FOR
JASTROW, II

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT L. JOHNSON                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MELISSA LORA                           ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL G.                             ISSUER          YES          FOR               FOR
MCCAFFERY

PROPOSAL #1G: ELECTION OF DIRECTOR: JEFFREY T. MEZGER                      ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS KB HOME'S INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

PROPOSAL #03: PROPOSAL TO ADOPT THE PROTECTIVE                             ISSUER          YES          FOR               FOR
AMENDMENT TO KB HOME'S RESTATED CERTIFICATE OF
INCORPORATION

PROPOSAL #04: PROPOSAL TO APPROVE THE SUCCESSOR                            ISSUER          YES          FOR               FOR
RIGHTS PLAN

PROPOSAL #05: TO APPROVE THE ANNUAL INCENTIVE PLAN                         ISSUER          YES          FOR               FOR
FOR EXECUTIVE OFFICERS     DIRECTORS RECOMMEND A VOTE
 AGAINST PROPOSALS 6, 7 AND 8

PROPOSAL #06: STOCKHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
EXECUTIVE COMPENSATION

PROPOSAL #07: STOCKHOLDER PROPOSAL RELATING TO AN                        SHAREHOLDER       YES        AGAINST             FOR
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL #08: STOCKHOLDER PROPOSAL RELATING TO HEALTH                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 CARE REFORM PRINCIPLES

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KDDI CORPORATION
  TICKER:                N/A             CUSIP:     J31843105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KGHM POLSKA MIEDZ S A
  TICKER:                N/A             CUSIP:     X45213109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the Meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
Company's activity in 2008 and the financial
statement for 2008

PROPOSAL #6.: Approve the Management proposal on                           ISSUER          NO           N/A               N/A
profit for 2008 distribution

PROPOSAL #7.: Approve the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 its evaluation on Management Board's reports and the
 financial statement

PROPOSAL #8.A: Approve the Supervisory Board of                            ISSUER          NO           N/A               N/A
assessment of the Company standing

PROPOSAL #8.B: Approve the report on activities of                         ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #9.A: Approve the report of the Management                        ISSUER          NO           N/A               N/A
Board on the Company's activities in 2008

PROPOSAL #9.B: Approve the financial statement for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #9.C: Approve the profit distribution for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #10.A: Adopt the resolution on the duties'                        ISSUER          NO           N/A               N/A
fulfilling by the Management

PROPOSAL #10.B: Adopt the resolution on the duties'                        ISSUER          NO           N/A               N/A
fulfilling by the Supervisory Board

PROPOSAL #11.: Approve the Management report on                            ISSUER          NO           N/A               N/A
activity of the Company's capital group and the
consolidated financial statement for 2009

PROPOSAL #12.: Approve the Supervisory Board                               ISSUER          NO           N/A               N/A
evaluation on examination of the consolidated
financial statement of capital group

PROPOSAL #13.A: Adopt the resolution on the                                ISSUER          NO           N/A               N/A
Management's report on activity of the capital group
in 2008

PROPOSAL #13.B: Adopt the resolution on the                                ISSUER          NO           N/A               N/A
consolidated financial statement of the capital group
 for 2008

PROPOSAL #14.: Adopt the resolution on changes in the                      ISSUER          NO           N/A               N/A
 Company's Statute text

PROPOSAL #15.: Closure of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KHD HUMBOLDT WEDAG INTERNATIONAL LTD.
  TICKER:                KHD             CUSIP:     482462108
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: THE RE-ELECTION OF MICHAEL J. SMITH AS                       ISSUER          YES          FOR               FOR
A CLASS III DIRECTOR.

PROPOSAL #1B: THE RE-ELECTION OF SILKE SIBYLLE                             ISSUER          YES          FOR               FOR
STENGER AS A CLASS III DIRECTOR.

PROPOSAL #02: THE REAPPOINTMENT OF DELOITTE & TOUCHE                       ISSUER          YES          FOR               FOR
LLP AS AUDITORS OF THE COMPANY FOR THE ENSUING YEAR.

PROPOSAL #03: THE AUTHORIZATION TO THE DIRECTORS TO                        ISSUER          YES          FOR               FOR
FIX THE REMUNERATION TO BE PAID TO THE AUDITORS FOR
THE ENSUING YEAR.

PROPOSAL #04: THE APPROVAL OF THE ADOPTION OF THE                          ISSUER          YES          FOR               FOR
2008 EQUITY INCENTIVE PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIMBERLY-CLARK CORPORATION
  TICKER:                KMB             CUSIP:     494368103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN R. ALM                            ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DENNIS R.                              ISSUER          YES          FOR               FOR
BERESFORD
PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN F. BERGSTROM                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ABELARDO E. BRU                        ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT W. DECHERD                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS J. FALK                         ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MAE C. JEMISON,                        ISSUER          YES          FOR               FOR
M.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: IAN C. READ                            ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: G. CRAIG SULLIVAN                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF AUDITORS                                     ISSUER          YES          FOR               FOR

PROPOSAL #03: APPROVAL OF AMENDED AND RESTATED                             ISSUER          YES          FOR               FOR
CERTIFICATE OF INCORPORATION REGARDING RIGHT OF
HOLDERS OF AT LEAST TWENTY-FIVE PERCENT OF SHARES TO
CALL A SPECIAL MEETING OF STOCKHOLDERS

PROPOSAL #04: REAPPROVAL OF PERFORMANCE GOALS UNDER                        ISSUER          YES          FOR               FOR
THE 2001 EQUITY PARTICIPATION PLAN

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINDEN CORPORATION
  TICKER:                N/A             CUSIP:     J33093105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #3: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINDRED HEALTHCARE
  TICKER:                KND             CUSIP:     494580103
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDWARD L. KUNTZ                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOEL ACKERMAN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANN C. BERZIN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JONATHAN D. BLUM                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS P. COOPER, M.D.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL J. DIAZ                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ISAAC KAUFMAN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FREDERICK J. KLEISNER                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDDY J. ROGERS, JR.                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE COMPANY'S                            ISSUER          YES          FOR               FOR
SHORT-TERM INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO APPROVE THE COMPANY'S LONG-                      ISSUER          YES          FOR               FOR
TERM INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
FISCAL YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING PHARMACEUTICALS, INC.
  TICKER:                KG              CUSIP:     495582108
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: R. CHARLES MOYER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D. GREGORY ROOKER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TED G. WOOD                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: E.W. DEAVENPORT, JR.                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ELIZABETH M. GREETHAM                                ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: NON-BINDING SHAREHOLDER PROPOSAL                           SHAREHOLDER       YES        AGAINST             FOR
REQUESTING THE ADOPTION OF A MAJORITY VOTING STANDARD
 IN THE ELECTION OF DIRECTORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KISCO HOLDINGS
  TICKER:                N/A             CUSIP:     Y4806E100
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KNIGHT CAPITAL GROUP, INC.
  TICKER:                NITE            CUSIP:     499005106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM L. BOLSTER                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1B: ELECTION OF DIRECTOR: GARY R. GRIFFITH                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS M. JOYCE                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES W. LEWIS                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS C.                              ISSUER          YES          FOR               FOR
LOCKBURNER

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES T. MILDE                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1G: ELECTION OF DIRECTOR: CHRISTOPHER C.                         ISSUER          YES          FOR               FOR
QUICK

PROPOSAL #1H: ELECTION OF DIRECTOR: LAURIE M. SHAHON                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #02: TO APPROVE THE KNIGHT CAPITAL GROUP,                         ISSUER          YES          FOR               FOR
INC. 2009 EXECUTIVE INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOC HLDG
  TICKER:                N/A             CUSIP:     M63751107
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming the Presidency Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, Auditors, Independent Auditor and
financial statements pertaining to the year 2008

PROPOSAL #3.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors for the Company
activities in 2008

PROPOSAL #4.: Approve to inform the profit                                 ISSUER          NO           N/A               N/A
distribution policies regarding the corporate
governance procedures

PROPOSAL #5.: Approve to discuss the proposal                              ISSUER          NO           N/A               N/A
regarding the distribution of the dividend belonging
to the year of 2008 and distribution date

PROPOSAL #6.: Amend the Items 19, 22 and 35 of the                         ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #7.: Re-elect the Board Members whose                             ISSUER          NO           N/A               N/A
service periods have ended and approve to determine
the number and service periods

PROPOSAL #8.: Re-elect the Audit Members whose                             ISSUER          NO           N/A               N/A
service periods have ended and approve to determine
the service periods

PROPOSAL #9.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries of the Board Members and the Chairman and
Auditors

PROPOSAL #10.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the shareholders about the donations
and contributions to foundations

PROPOSAL #11.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #12.: Grant authority to the Chairmanship to                      ISSUER          NO           N/A               N/A
 sign the minutes of the meetings

PROPOSAL #13.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE BOSKALIS WESTMINSTER NV
  TICKER:                N/A             CUSIP:     N14952266
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: The discussion of the annual report of                       ISSUER          NO           N/A               N/A
the Board of Management relating to the Company's
affairs and Management activities in the 2008 FY

PROPOSAL #3.A: Adopt the financial statements for the                      ISSUER          NO           N/A               N/A
 2008 FY

PROPOSAL #3.B: Discussion of the Report of the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.A: Appropriation of the profit for 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #4.B: Approve the dividend proposal                               ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Management in respect of their Management
activities over the past FY

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board for their Supervision of the
Management activities of the Board of Management
during the past FY

PROPOSAL #7.i: Announcement of the vacancies on the                        ISSUER          NO           N/A               N/A
Supervisory Board and of the right of recommendation
of the general meeting of shareholders

PROPOSAL #7.ii: Approve the decision not to have the                       ISSUER          NO           N/A               N/A
general meeting of shareholders make recommendations
to nominate Members of the Supervisory Board

PROPOSAL #7iiiA: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. H. Heemskerk as a Member of
the Supervisory Board

PROPOSAL #7iiiB: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. M. Niggebrugge as a Member of
 the Supervisory Board

PROPOSAL #8.: Authorize the Board of Management to                         ISSUER          NO           N/A               N/A
acquire shares in the capital of the Company

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE KPN NV
  TICKER:                N/A             CUSIP:     N4297B146
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report by the Board of Management for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #3.: Adopt Koninklijke KPN N.V.'s financial                       ISSUER          NO           N/A               N/A
statements for the FY 2008

PROPOSAL #4.: Under this agenda item the Board of                          ISSUER          NO           N/A               N/A
Management will give an explanation of the financial,
 dividend and reservation policy of Koninklijke KPN
N.V., as outlined in the annual report over the FY

PROPOSAL #5.: Approve to allocate an amount of EUR                         ISSUER          NO           N/A               N/A
312 million out of the profit to the other reserves;
the remaining part of the profit over 2008, amounting
 to EUR 1,020 million, is available for distribution
as dividend; in August 2008, an interim dividend of
EUR 0.20 per ordinary share was paid to all holders
of ordinary shares, amounting to a total of EUR 344
million therefore, the remaining part of the profit
over 2008, which is available for distribution as
final dividend, amounts to EUR 676 million; to
determine the total dividend over 2008 at EUR 0.60
per ordinary share, after deduction of the interim
dividend of EUR 0.20 per ordinary share, the final
dividend will be EUR 0.40 per ordinary share, subject
 to the provisions of Article 37 of the Articles of
Association, the 2008 final dividend will become
payable as of 21 APR 2009, which is 8 working days
after the date of the general meeting of Shareholders

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board Management from all liability in relation to
the exercise of their duties in the FY 2008, to the
extent that such exercise is apparent from the
financial statements or has been otherwise disclosed
to the general meeting of Shareholders prior to the
approval of the financial statements

PROPOSAL #7.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board from all liability in relation to
the exercise of their duties in the FY 2008, to the
extent that such exercise is apparent from the
financial statements or has been otherwise disclosed
to the general meeting of Shareholders prior to the
approval of the financial statements

PROPOSAL #8.: Appoint PricewaterhouseCoopers                               ISSUER          NO           N/A               N/A
Accountants N.V., to the audit financial statements
for the FY 2009 as the Auditor

PROPOSAL #9.: Opportunity to make recommendations for                      ISSUER          NO           N/A               N/A
 the appointment of Mr. A.H.J. Risseeuw and Mrs. M.E.
 Van Lier Lels are due to step down from the
Supervisory Board at the end of this general meeting
of Shareholders as they have reached the end of their
 4 year term of office, Mr. Eustace stepped down at
the 2008 AGM and decided not to stand for
reappointment, the Supervisory Board's intention to
fill in the vacancy at this AGM was announced during
last year's general meeting of shareholders, the
vacancies arising must be filled in accordance with
the profile of the Supervisory Board, in particular,
candidates should either have extensive knowledge of
and expertise in financial and auditing matters, on
relevant technology, and/or on public policy,
furthermore, candidates should have sufficient
experience in (inter) national business, Mr. Risseeuw
 and Mrs. Van Lier Lels have both indicated their
availability for reappointment; the general meeting
of Shareholders has the opportunity to put forward
recommendations for the vacancies

PROPOSAL #10.: Re-appoint Mr. A.H.J. Risseeuw as a                         ISSUER          NO           N/A               N/A
Member of the Supervisory Board, the Board of
Management and the Central Works Council support the
nomination, Mr. Risseeuw complies with the
requirements of the profile of the Supervisory Board
and the specific requirements as specified in
particular as to his extensive experience in and
knowledge of telecommunications / ICT industries, it
is therefore proposed to the general meeting of
Shareholders to appoint Mr. Risseeuw in accordance
with this nomination; the details required under the
Article 142 [3] of Book 2 of the Dutch Civil Code are
 attached to these notes

PROPOSAL #11.: Re-appoint Mrs. M.E. Van Lier Lels as                       ISSUER          NO           N/A               N/A
a Member of the Supervisory Board, the nomination for
 this position was subject to the enhanced right of
recommendation of the Central Works Council, which
recommended Mrs. Van Lier Lels nomination, the Board
of Management also supports the nomination. Mrs. Van
Lier Lels complies with the requirements of the
profile of the Supervisory Board and the specific
requirements as specified in particular as to her
extensive knowledge of and experience with relations
between all stakeholders within large companies and
her involvement in major developments in Dutch
society from both a social economic and a political
perspective it is therefore proposed to the general
meeting of Shareholders to appoint Mrs. Van Lier Lels
 in accordance with this nomination the details
required under Article 142 [3] of Book 2 of the Dutch
 Civil Code are attached to these notes

PROPOSAL #12.: Appoint Mr. R.J. Routs former                               ISSUER          NO           N/A               N/A
executive Board Member at Royal Dutch Shell Plc, as a
 Member of Supervisory Board, the Board of Management
 and the Central Works Council support the
nomination, Mr. Routs complies with the requirements
of the profile of the Supervisory Board and the
specific requirements as specified in particular as
to his technical background and his broad experience
in managing a leading international Company, it is
therefore proposed to the general meeting of
Shareholders to appoint Mr. Routs in accordance with
this nomination the details required under Article
142 [3] of Book 2 of the Dutch Civil Code are

PROPOSAL #13.: Appoint Mr. D.J. Haank, Chief                               ISSUER          NO           N/A               N/A
Executive Officer of Springer Science+Business Media,
 as a Member of the Supervisory Board, the Board of
Management and the Central Works Council support the
nomination, Mr. Haank complies with the requirements
of the profile of the Supervisory Board and the
specific requirements as specified, in particular as
to his knowledge of and experience with the
application of ICT/Internet in the international
publishing business, it is therefore proposed to the
general meeting of Shareholders to appoint Mr. Haank
in accordance with this nomination the details
required under Article 142 [3] of Book 2 of the Dutch
 Civil Code are attached to these notes

PROPOSAL #14.: At the closure of the AGM of                                ISSUER          NO           N/A               N/A
shareholders in 2010, Mr. D.I. Jager will step down
since he has then reached the end of his 4 year term
of office

PROPOSAL #15.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
acquire the Company's own ordinary shares, the number
 of shares to be acquired shall be limited by the
maximum percentage of shares that the Company by law
or by virtue of its Articles of Association may hold
in its own capital at any moment, taking into account
 the possibility to cancel the acquired shares as
proposed under agenda item 16 in practice, this will
mean that the Company may acquire up to 10% of its
own issued shares, cancel these shares, and acquire a
 further 10% the shares may be acquired on the stock
exchange or through other means at a price per share
of at least EUR 0.01 and at most the highest of the
Quoted Share Price plus 10% and, if purchases are
made on the basis of a programme entered into with a
single counterparty or using a financial
intermediary, the average of the Volume Weighted
Average Share Prices during the course of the
programme the Quoted Share Price is defined as the
average of the closing prices of KPN shares as
reported in the official price list of Euronext
Amsterdam N.V. over the 5 trading days prior to the
acquisition date the Volume Weighted Average Share
Price is defined as the volume weighted average price
 of trades in KPN shares on Euronext Amsterdam N.V.
between 9:00 am (CET) and 5:30 pm (CET) adjusted for
block, cross and auction trades resolutions to
acquire the Company's own shares are subject to the
approval of the Supervisory Board [Authority expire
after a period of 18 months or until 07 OCT 2010]

PROPOSAL #16.: Approve to reduce the issued capital                        ISSUER          NO           N/A               N/A
through cancellation of shares, the number of shares
that will be cancelled following this resolution,
will be determined by the Board of Management it is
restricted to a maximum of 10% of the issued capital
as shown in the annual accounts for the FY 2008 only
shares held by the Company may be cancelled each time
 the amount of the capital reduction will be stated
in the resolution of the Board of Management that
shall be filed at the Chamber of Commerce in The
Hague furthermore, it is proposed to cancel the
shares that the Company has acquired until 03 APR
2009, inclusive in the context of its current share
repurchase program, which number will be reported at

PROPOSAL #17.: Any other business and closure of the                       ISSUER          NO           N/A               N/A
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOOKMIN BANK, SEOUL
  TICKER:                N/A             CUSIP:     Y4822W100
  MEETING DATE:          8/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Stock Exchange Plan to                           ISSUER          YES        ABSTAIN           AGAINST
establish a holding Company

PROPOSAL #2.: Approve the amendment of Articles in                         ISSUER          YES        ABSTAIN           AGAINST
the endowment of stock option

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          8/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect the CEO: Mr. Kim, Ssang-Su                            ISSUER          NO           N/A               N/A
[current position: Adviser of LG Electrics]

PROPOSAL #1.2: Elect the CEO: Mr. Lim, Chang-Kun                           ISSUER          NO           N/A               N/A
[previous position: CEO of Korea Electric Power Data
Network]

PROPOSAL #1.3: Elect the CEO: Mr. Chung, Kyu-Suk                           ISSUER          NO           N/A               N/A
[current position: Chair Professor of Dae-Gu Univ.]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          12/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Executive Directors                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Audit Committee Members who                        ISSUER          YES        AGAINST           AGAINST
is also a Executive Director

PROPOSAL #3.: Elect the Audit Committee Members who                        ISSUER          YES          FOR               FOR
is also a Non-Executive Director

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Executive Directors                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA ELEC PWR CORP
  TICKER:                N/A             CUSIP:     Y48406105
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the limit of remuneration for                        ISSUER          YES        ABSTAIN           AGAINST
the Director

PROPOSAL #3.: Approve the partial amendment to                             ISSUER          YES        ABSTAIN           AGAINST
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA GAS CORP
  TICKER:                N/A             CUSIP:     Y48861101
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #3.: Elect the Director                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOREA IRON AND STEEL CO LTD, CHANGWON
  TICKER:                N/A             CUSIP:     Y49189106
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Spin-Off                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect Messers. Beom Jun Kim and Eu Hwan                      ISSUER          YES          FOR               FOR
 Cho as the External Directors

PROPOSAL #4.: Approve the amendments to Retirement                         ISSUER          YES          FOR               FOR
Benefit Plan for the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR
regarding President qualification requirements

PROPOSAL #2.: Elect Mr. Lee Suk-Chae as a President                        ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Kang Si-Chin as an Outside                        ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #3.2: Elect Mr. Song In-Man as an Outside                         ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #3.3: Elect Mr. Park Joon as an Outside                           ISSUER          YES          FOR               FOR
Director and as a Audit Committee Member

PROPOSAL #4.: Approve the Employment Contract with                         ISSUER          YES          FOR               FOR
the President

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividend of KRW 1,120 per share

PROPOSAL #2.1: Elect Mr. Lee Sang-Hun as an Inside                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.2: Elect Mr. Pyo Hyun-Myung as an Inside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.3: Elect Mr. Lee Choon-Ho as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.4: Elect Mr. Kim Eung-Han as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.5: Elect Mr. Huh Jeung-Soo as an Outside                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Elect Mr. Kim Eung-Han as the Member of                      ISSUER          YES          FOR               FOR
 Audit Committee

PROPOSAL #4.: Approve the total remuneration of the                        ISSUER          YES          FOR               FOR
Inside Directors and the Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT CORPORATION, SONGNAM
  TICKER:                N/A             CUSIP:     Y49915104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger with KT Freetel                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT FREETEL LTD
  TICKER:                N/A             CUSIP:     Y4991F102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger Contract                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KT FREETEL LTD
  TICKER:                N/A             CUSIP:     Y4991F102
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Auditor Committee Member                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYOWA HAKKO KIRIN CO.,LTD.
  TICKER:                N/A             CUSIP:     J38296117
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Change Fiscal
 Year End to Dec. End

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plan for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYUSHU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J38468104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Allow Use of Electronic Systems for Public
Notifications, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (1) Require establishment of a committee for
aging nuclear power plants

PROPOSAL #7.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (2) Require declaration of no additional nuclear
power plants

PROPOSAL #8.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (3) Require freezing plutonium thermal use plan

PROPOSAL #9.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (4) Require establishment of a committee to
revise nuclear fuel cycle

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                L-3 COMMUNICATIONS HOLDINGS, INC.
  TICKER:                LLL             CUSIP:     502424104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT B. MILLARD                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR L. SIMON                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE L-3 COMMUNICATIONS                           ISSUER          YES          FOR               FOR
CORPORATION 2009 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LADBROKES PLC
  TICKER:                N/A             CUSIP:     G5337D107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the reports of the                         ISSUER          YES          FOR               FOR
Directors and the Auditor and the accounts of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve to declare the final dividend                        ISSUER          YES          FOR               FOR
of 9.05p on each of the ordinary shares entitled
thereto in respect of the YE 31 DEC 2008

PROPOSAL #3.: Appoint Mr. P. Erskine as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires in accordance with the
Articles of Association

PROPOSAL #4.: Appoint Mr. R. J. Ames as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires in accordance with the
Articles of Association

PROPOSAL #5.: Re-appoint Mr. N. M. H. Jones a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association

PROPOSAL #6.: Re-appoint Mr. J. P. O'Reilly as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association

PROPOSAL #7.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditor to the Company and authorize the Directors to
 agree the remuneration of the Auditor

PROPOSAL #8.: Receive the 2008 Directors'                                  ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #9.: Authorize the Company, for the purposes                      ISSUER          YES          FOR               FOR
 of Section 366 of the Companies Act 2006
[authorizations required for donations or
expenditure] and all Companies that are subsidiaries
of the Company at any time during the period for
which this resolution has effect to: (i) make
political donations to political parties or
independent election candidates not exceeding GBP
50,000 in total; (ii) make political donations to
political organizations other than political parties
not exceeding GBP 50,000 in total; and (iii) incur
political expenditure not exceeding GBP 50,000 in
total, provided that the aggregate amount of any such
 donations and expenditure shall not exceed GBP
50,000 during the period beginning with the date of
the passing of this resolution and ending on the date
 of the AGM of the Company to be held in 2010 or, if
earlier, on 30 JUN 2010; for the purpose of this
resolution the terms political donations, independent
 election candidates, political organizations and
political expenditure have the meanings set out in
Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.10: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163 of the Companies Act 1985] of
up to 60,063,870 ordinary shares of 28 1/3p each of
the Company, at a minimum price which may be paid for
 the ordinary share 28 1/3p per share and the maximum
 price which may be paid for an ordinary share is an
amount equal to 105% of the average of the middle
market quotations for an ordinary share derived from
the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires at
earlier of the conclusion of the AGM of the Company
to be held 2010 or 30 JUN 2010]; and the Company may
make a contract to purchase shares after the expiry
of this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #11.: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
of the Company by GBP 34,000,000 from GBP 253,000,000
 to GBP 287,000,000 by the creation of 120,000,000
additional new ordinary shares of 28 1/3p each in the
 capital of the Company

PROPOSAL #12.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [with in the meaning of
that Section] up to an aggregate nominal amount of
GBP 56,776,939; [Authority expires earlier of the
conclusion of the AGM of the Company held in 2010 or
on 30 JUN 2010]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.13: Authorize the Directors, to allot                          ISSUER          YES          FOR               FOR
equity securities [Section 94 of the Companies Act
1985[the Act]] pursuant to the authority for the
purposes of Section 80 of the Act conferred by the
ordinary resolution set out as Resolution No.12 at
the notice of 2009 AGM of the Company and passed at
the 2009 AGM of the Company and to sell equity
securities which immediately before the sale are held
 by the Company as treasury shares[Section 162A of
the Act] in each case, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to: a) the allotment or
sale of equity securities up to an aggregate nominal
amount of GBP 8,509,048; b) the allotment or sale of
equity securities up to an aggregate nominal amount
of GBP 56,776,939 in connection with a rights issue
or other issue in favor of ordinary shareholders;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2010 or 30 JUN
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.14: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, in addition to the authority conferred on
the Directors by Resolution 12 as set out in the
Notice of the 2009 AGM of the Company: (a) authorized
 for the purposes of Section 80 of the Companies Act
1985 (the Act) to allot relevant securities [within
the meaning of that section] up to an aggregate
nominal amount of GBP 56,776,939 in connection with a
 rights issue; and (b) empowered to allot equity
securities [as defined by section 94 of the Act]
pursuant to the authority for the purposes of section
 80 of the Act conferred by this resolution and to
sell equity securities which immediately before the
sale are held by the Company as treasury shares [as
defined in section 162A of the Act] in each case as
if section 89(1) of the Act did not apply to such
allotment or sale provided that this power shall be
limited to the issue of equity securities in
connection with a rights issue, [Authority shall
expire at the conclusion of the AGM of the Company to
 be held in 2010 or if earlier, on 30 JUN 2010] save
that the Company may before the expiry of this
authority make an offer or agreement which would or
might require relevant securities of the company to
be allotted after its expiry and the Directors may
allot relevant securities pursuant to such an offer
or agreement as if the authority in this resolution

PROPOSAL #15.: Approve the term of the Ladbrokes plc                       ISSUER          YES          FOR               FOR
international Share Option Scheme be extended for a
further 10 years until 2019 and authorize the
Directors of the Company to do all acts and things
necessary to put the extension of the scheme into
effect

PROPOSAL #S.16: Approve to cancel the share premium                        ISSUER          YES          FOR               FOR
account of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAGARDERE SCA, PARIS
  TICKER:                N/A             CUSIP:     F5485U100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: The shareholders meeting, having                            ISSUER          YES          FOR               FOR
considered the reports of the Gerance, Supervisory
Board and the Auditors, approves the Company's
Financial Statements for the YE 31 DEC 2008, as
presented and showing income of EUR 491,335,219.23.
Accordingly, the shareholders' meeting gives
permanent discharge to the Gerance for the
performance of its duty during the said FY

PROPOSAL #O.2: The shareholders meeting, having heard                      ISSUER          YES          FOR               FOR
 the reports of the Gerance, Supervisory Board and
the Auditors, approves the Consolidated financial
statements for the said FY, in the form presented to
the meeting and showing net consolidated profits
group share of EUR 593,000,000.00

PROPOSAL #O.3: The shareholders meeting records                            ISSUER          YES          FOR               FOR
that:- the earnings for the FY are of EUR
491,335,219.23, plus the positive retained earnings
of EUR 749,598,810.17, represent a distributable
income of EUR 1,240,934,029.40; Dividends : EUR
5,933,060.00. The shareholders will receive a net
dividend of EUR 1.30 per share. It will entitle to
the 40 deduction provided by the French Tax Code.
This dividend will be paid as from 07 MAY 2009. As
required by Law, it is reminded that, for the last
three FY, the dividends paid, were as follows: EUR:
1.10 for FY 2005, entitled to the deduction, EUR 1.20
 for FY 2006, entitled to the deduction, EUR 1.30 for
 FY 2007, entitled to the deduction

PROPOSAL #O.4: The shareholders' meeting, after                            ISSUER          YES          FOR               FOR
hearing the special report of the Auditors on
agreements governed by Article L.226-10 of the French
 Commercial Code, approves said report and that no
new agreement was entered into during the last FY

PROPOSAL #O.5: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to buy back the Company's shares on the
open market, subject to the conditions described be
low: maximum purchase price: EUR 60.00, maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 500,000,000.00. The number of shares
acquired by the Company with a view to their
retention or their subsequent delivery in payment or
exchange as part of a merger, divestment or capital
contribution cannot exceed 5% of its capital. This
authorization is given for an 18-month period. It
supersedes the authorization granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.6: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital, by issuance of
debt securities giving access to debt securities and,
 or to a quota lot of the capital to be issued, of
Companies other than Lagardere Sca. The nominal
amount of debt securities issued shall not exceed EUR
 2,500,000,000.00. The present delegation is given
for a 26-month period, it supersedes the delegation
granted by the shareholders' meeting of 27 APR 2007.
The shareholders' meeting delegates all powers to the
 Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance, with
 the shareholders' preferred subscription rights
maintained, of ordinary shares of the company or any
other securities giving access to the Company's
capital. The maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 300,000,000.00 [37.50
% of the capital]. The nominal amount of debt
securities issued shall not exceed EUR
2,500,000,000.00. The present delegation is given for
 a 26-month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance Totake all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.8: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance of
the company or any other securities giving access to
the Company's capital. The maximal nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
200,000,000.00 [25% of the capital] and shall not
exceed EUR 150,000,000.00 [18.75 % of the capital] in
 the event of issuance without priority right. The
nominal amount of debt securities issued shall not
exceed EUR 2,500,000,000.00. The present delegation
is given for a 26-month period. It cancels and
supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.9: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance when it notes an excess demand in the
event of an issuance of securities decided by virtue
of the delegations aim of the previous resolutions,
to increase the number of securities to be issued
within 30 days of the closing of the subscription
period, up to a maximum of 15 % of the initial issue
and within the limit of the ceilings foreseen in said
 resolutions and at the same price as the initial

PROPOSAL #E.10: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance: authorizes the Gerance to increase the
share capital, on one or more occasions, by a maximum
 nominal amount of EUR 300,000,000.00 [37.50% of the
capital], by issuance of shares or securities giving
access to the Company's capital, in consideration for
 securities tendered in a public exchange offer or to
 a combined offer concerning the shares of another
quoted company [in accordance with Articles L.225-
129-2, L.228-92 and L.225-148 of the French
Commercial Code]. Authorizes the Gerance to increase
the share capital, on one or more occasions, by a
maximum nominal amount of EUR 80,000,000.00, by
issuance shares and securities giving access to the
Company's capital in consideration for the
contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital of another company [the
Article L.225-148 of the French Commercial code does
not apply] decides to cancel the shareholders'
preferential subscription rights for the said
securities decides that the nominal amount of debts
securities issued shall not exceed EUR
2,500,000,000.00. This delegation is granted for a
26-month period. It supersedes delegation granted by
the shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.11: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 7, 8, 9 and 10, the shareholders' meeting
 decides: that the overall nominal amount pertaining
to the capital increases to be carried out with the
use of the authorizations given by the resolutions
mentioned above shall not exceed EUR 300,000,000.00,
i.e. 37.50% of the capital [the premiums not being
included], the nominal maximum amount of the issues
of debt securities to be carried out with the use of
the authorizations given by the resolutions mentioned
 above shall not exceed EUR 2,500,000,000.00

PROPOSAL #E.12: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, in one or
more occasions, by a maximum nominal amount of EUR
300,000,000.00 [37.50 % of the capital], by way of
capitalizing reserves and, or profits, premiums, by
issuing bonus shares or raising the par value of
existing capital securities, or by a combination of
these methods. This delegation is given for a 26-
month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.13: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, on one or
more occasions, at its sole discretion, by issuing
ordinary shares in favor of the employees of the
Group Lagardere who are members of a Company Savings
Plan. This delegation is given for a 38-month period
and for a total number of shares that shall not
exceed 3% of the share capital. It supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.14: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, for free, on one or more
occasions, Company's shares, in favor of the
employees and the executive officers of the Company
and related Companies. They may not represent more
than 0.5% of the share capital. The present
delegation is given for a 38-month period. It cancels
 and supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights in
favor of the beneficiaries mentioned above. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.15: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, in one or more transactions, to
 officers and to employees of the Company and related
 Companies, options giving the right either to
subscribe for new shares in the company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1.5% of
the share capital. The present authorization is
granted for a 38-month period. It supersedes the
authorization granted by the shareholders' meeting of
 27 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 13, 14 and 15, the shareholders' meeting
resolves that the number of shares to be granted,
subscribed and, or purchased each year by the
employees and officers of the Company and related
Companies, shall not exceed 3% of the number of
shares comprising the share capital

PROPOSAL #E.17: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to reduce the share capital, on one or
more occasions, by canceling all or part of the
shares held by the Company in connection with stock
repurchase plans, up to a maximum of 10% of the share
 capital over a 24 month period. This delegation is
given for a 4-year period. It supersedes the
delegation granted by the shareholders' meeting of 10
 MAY 2005. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.18: The shareholders' meeting grants full                      ISSUER          YES          FOR               FOR
 powers to the bearer of an original, a copy or
extract of the minutes of this meeting to carry out
all filings, publications and other formalities
prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAND AND HOUSE PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y5172C198
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
AGM of shareholders No. 1/2551

PROPOSAL #2.: Acknowledge the report on the Company's                      ISSUER          YES          FOR               FOR
 operating results in respect for the YE 31 DEC 2008

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
profit and loss statements for the YE 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
profits, distribution of dividends and legal reserve
for the year 2008

PROPOSAL #5.1: Appoint Mr. Anant Asavabhokhin as a                         ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.2: Appoint Mr. Payong Sakdejyong as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.3: Appoint Mr. Chalerm Kietitanabumroong                       ISSUER          YES          FOR               FOR
as a Director replacing who retired by rotation

PROPOSAL #5.4: Appoint Mr. Adirom Thananum-narapool                        ISSUER          YES          FOR               FOR
as a Director replacing who retired by rotation

PROPOSAL #5.5: Appoint Mr. Naporn Sunthornchitcharoen                      ISSUER          YES          FOR               FOR
 as a Director replacing who retired by rotation

PROPOSAL #5.6: Appoint Mr. Adisak Atirartkul as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.7: Appoint Mr. Pratip Wongnirund as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.8: Appoint Mr. Pakhawat                                        ISSUER          YES          FOR               FOR
Kovithvathanaphong as a Director replacing who

PROPOSAL #5.9: Appoint Dr. Siri Ganjarerndee as a                          ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.10: Appoint Dr. Seek Ngee Huat as a                            ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #5.11: Appoint Mr. Lin Swe Guan as a                              ISSUER          YES          FOR               FOR
Director replacing who retired by rotation

PROPOSAL #6.: Approve the remuneration to Directors                        ISSUER          YES          FOR               FOR
for year 2009

PROPOSAL #7.: Appoint the Auditors and fix their                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve the issuance and offering for                        ISSUER          YES          FOR               FOR
sale of debenture with total value of up to 10
billion BAHT

PROPOSAL #9.: Any other business [if any]                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAZARD LTD
  TICKER:                LAZ             CUSIP:     G54050102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVEN J. HEYER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SYLVIA JAY                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VERNON E. JORDAN, JR.                                ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF DELOITTE                      ISSUER          YES          FOR               FOR
 & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2009 AND AUTHORIZATION OF LAZARD
LTD'S BOARD OF DIRECTORS, ACTING BY THE AUDIT
COMMITTEE, TO SET THEIR REMUNERATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEGRAND SA, LIGUEIL
  TICKER:                N/A             CUSIP:     F56196185
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
the Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments referred to in                      ISSUER          YES          FOR               FOR
 the Article L.225-42-1 of the Commercial Code

PROPOSAL #O.6: Approve the Share Repurchase Program                        ISSUER          YES          FOR               FOR

PROPOSAL #E.7: Grant authority for the cancellation                        ISSUER          YES          FOR               FOR
of shares repurchased under the Share Repurchase

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide the issue of shares or securities giving
access to capital or the allocation of debt
securities, with maintenance of preferential

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
decide the issue of shares or securities giving
access to capital or the allocation of debt
securities, with cancellation of preferential

PROPOSAL #E.10.: Approve the possibility to increase                       ISSUER          YES        AGAINST           AGAINST
the amount of emissions in case of excess demand

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to determine the manner fixed by the general
assembly, the issue price in case of emission without
 preferential subscription rights, shares or
securities giving access to capital

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide an increase by Incorporation of
reserves, profits, premiums or others which
capitalization would be accepted

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide the issue of shares or securities giving
access to capital for the benefit of Savings Plans
Members of the Company or Group

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or securities giving
 access to shares for remunerates contributions in
kind made to the Company

PROPOSAL #E.15: Approve the general ceiling of powers                      ISSUER          YES          FOR               FOR
 delegated resulting from the eighth, ninth, tenth,
eleventh, thirteenth and fourteenth resolutions

PROPOSAL #O.16: Appoint the Board Member                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.17: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LENOVO GROUP LTD
  TICKER:                N/A             CUSIP:     Y5257Y107
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts for the YE                      ISSUER          YES          FOR               FOR
 31 MAR 2008 together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the issued                      ISSUER          YES          FOR               FOR
 ordinary shares for the YE 31 MAR 2008

PROPOSAL #3.A: Re-elect Dr. Tian Suning as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Professor Woo Chia-Wei as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Ting Lee Sen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Liu Chuanzhi as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.E: Re-elect Mr. Zhu Linan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.F: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix Directors' fees

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Board of Directors of
the Company to fix the Auditors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional ordinary
shares in the share capital of the Company and to
make or grant offers, agreements and options
[including warrants, bonds, notes, debentures and
other securities which carry rights to subscribe for
or are convertible into ordinary shares] during and
after the relevant period, not exceeding 20% of the
aggregate nominal amount of the issued ordinary share
 capital of the Company otherwise than pursuant to:
i) a rights issue ii) an issue of shares upon the
exercise of options granted under any share option
scheme or similar arrangement for the time being
adopted for the grant or issue of shares or rights to
 acquire shares in the Company; or iii) an issue of
shares as scrip dividends pursuant to the Articles of
 Association of the Company from time to time; or iv)
 any issue of shares in the Company upon the exercise
 of subscription or conversion rights under the terms
 of any existing warrants of the Company or any
existing securities of the Company which carry rights
 to subscribe for or are convertible into shares of
the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held by the Companies
Ordinance or the Articles of Association of the
Company to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of the Company during the
relevant period, on the Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other stock
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission and the Stock Exchange for such purposes,
subject to and in accordance with all applicable Laws
 and the requirements of the rules governing the
Listing of Securities on the Stock Exchange or of any
 other stock exchange as amended from time to time,
not exceeding 10% of the aggregate nominal amount of
the issued voting ordinary share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held by the Companies
Ordinance or the Articles of Association of the

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the general mandate granted
to the Directors of the Company to allot, issue and
deal with the shares pursuant to Resolution 5 as
specified, by addition to the aggregate nominal value
 of the share capital which may be allotted and
issued or agreed conditionally or unconditionally to
be allotted and issued by the Directors of the
Company pursuant to such general mandate of an amount
 representing the aggregate nominal value of the
issued voting ordinary shares capital of the Company
repurchased by the Company pursuant to the mandate to
 repurchase shares of the Company as pursuant to
Resolution 6 as specified, provided that such amount
does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEOPALACE21 CORPORATION
  TICKER:                N/A             CUSIP:     J38781100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Accrued Benefits                          ISSUER          YES          FOR               FOR
associated with Abolition of Retirement Benefit
System for Current Directors

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #6.: Approval for Issuance of Stock Options                       ISSUER          YES          FOR               FOR
to Directors

PROPOSAL #7.: Approval for Issuance of Stock Options                       ISSUER          YES          FOR               FOR
to Employees, etc.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEVEL 3 COMMUNICATIONS, INC.
  TICKER:                LVLT            CUSIP:     52729N100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WALTER SCOTT, JR.                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES Q. CROWE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. DOUGLAS BRADBURY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUGLAS C. EBY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES O. ELLIS, JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD R. JAROS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT E. JULIAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL J. MAHONEY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES C. MILLER, III                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARUN NETRAVALI                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN T. REED                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL B. YANNEY                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALBERT C. YATES                                      ISSUER          YES          FOR               FOR

PROPOSAL #2: TO APPROVE THE GRANTING TO THE LEVEL 3                        ISSUER          YES          FOR               FOR
BOARD OF DIRECTORS OF DISCRETIONARY AUTHORITY TO
AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT AT ONE OF FOUR RATIOS;

PROPOSAL #3: TO APPROVE AN AMENDMENT TO OUR RESTATED                       ISSUER          YES          FOR               FOR
CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF
 AUTHORIZED SHARES OF OUR COMMON STOCK, PAR VALUE
$.01 PER SHARE, BY 250 MILLION FROM 2.25 BILLION TO
2.5 BILLION;

PROPOSAL #4: TO AUTHORIZE THE TRANSACTION OF SUCH                          ISSUER          YES        AGAINST           AGAINST
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
 MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEXMARK INTERNATIONAL, INC.
  TICKER:                LXK             CUSIP:     529771107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL J. MAPLES                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN R. HARDIS                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM R. FIELDS                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT HOLLAND,                        ISSUER          YES          FOR               FOR
JR.
PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
 COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: APPROVAL OF THE COMPANY'S STOCK                              ISSUER          YES          FOR               FOR
INCENTIVE PLAN, AS AMENDED AND RESTATED.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING AN                          SHAREHOLDER       YES        AGAINST             FOR
ADVISORY VOTE ON EXECUTIVE COMPENSATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG CHEM LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y52758102
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG CHEM LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y52758102
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to                             ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG DISPLAY CO LTD
  TICKER:                N/A             CUSIP:     Y5255T100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to change the Articles of                            ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Approve the remuneration limit for                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Approve to change the severance payment                      ISSUER          YES        AGAINST           AGAINST
 for Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG ELECTRONICS INC NEW
  TICKER:                N/A             CUSIP:     Y5275H177
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES        AGAINST           AGAINST
Articles of Incorporation

PROPOSAL #3.: Elect the Directors: Outside Directors                       ISSUER          YES          FOR               FOR
- 2 persons [Messrs. Kim, Sang Hee, Lee, Kyu Min]

PROPOSAL #4.: Elect the Audit Committee Member as                          ISSUER          YES          FOR               FOR
Outside Directors - 2 persons [Messrs. Kim, Sang Hee,
 Hong, Sung Won]

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Approve the change of Severance Payment                      ISSUER          YES        AGAINST           AGAINST
 for Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY GLOBAL, INC.
  TICKER:                LBTYA           CUSIP:     530555101
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN P. COLE, JR.                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD R. GREEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID E. RAPLEY                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF KPMG                        ISSUER          YES          FOR               FOR
LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: STOCKHOLDER PROPOSAL ON BOARD DIVERSITY.                   SHAREHOLDER       YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY MEDIA CORPORATION
  TICKER:                LINTA           CUSIP:     53071M104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. DONNE F. FISHER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. GREGORY B. MAFFEI                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. M. LAVOY ROBISON                                 ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVE CHARTER AMENDMENT CHANGING NAME                       ISSUER          YES          FOR               FOR
OF THE ENTERTAINMENT GROUP TO THE STARZ GROUP AND THE
 LIBERTY ENTERTAINMENT COMMON STOCK TO THE LIBERTY
STARZ COMMON STOCK AND MAKING OTHER CONFORMING

PROPOSAL #3: AUTHORIZE REVERSE STOCK SPLIT OF THE                          ISSUER          YES          FOR               FOR
OUTSTANDING SHARES OF SERIES A AND SERIES B LIBERTY
CAPITAL COMMON STOCK AT A RATIO OF 1-FOR-3, AND
AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING
SHARES OF SERIES A AND SERIES B LIBERTY INTERACTIVE
COMMON STOCK AT A RATIO OF 1-FOR-5.

PROPOSAL #4: RATIFY THE SELECTION OF KPMG LLP AS                           ISSUER          YES          FOR               FOR
LIBERTY MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY MEDIA CORPORATION
  TICKER:                LCAPA           CUSIP:     53071M302
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. DONNE F. FISHER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. GREGORY B. MAFFEI                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. M. LAVOY ROBISON                                 ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVE CHARTER AMENDMENT CHANGING NAME                       ISSUER          YES          FOR               FOR
OF THE ENTERTAINMENT GROUP TO THE STARZ GROUP AND THE
 LIBERTY ENTERTAINMENT COMMON STOCK TO THE LIBERTY
STARZ COMMON STOCK AND MAKING OTHER CONFORMING

PROPOSAL #3: AUTHORIZE REVERSE STOCK SPLIT OF THE                          ISSUER          YES          FOR               FOR
OUTSTANDING SHARES OF SERIES A AND SERIES B LIBERTY
CAPITAL COMMON STOCK AT A RATIO OF 1-FOR-3, AND
AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING
SHARES OF SERIES A AND SERIES B LIBERTY INTERACTIVE
COMMON STOCK AT A RATIO OF 1-FOR-5.

PROPOSAL #4: RATIFY THE SELECTION OF KPMG LLP AS                           ISSUER          YES          FOR               FOR
LIBERTY MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY MEDIA CORPORATION
  TICKER:                LMDIA           CUSIP:     53071M500
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. DONNE F. FISHER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. GREGORY B. MAFFEI                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. M. LAVOY ROBISON                                 ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVE CHARTER AMENDMENT CHANGING NAME                       ISSUER          YES          FOR               FOR
OF THE ENTERTAINMENT GROUP TO THE STARZ GROUP AND THE
 LIBERTY ENTERTAINMENT COMMON STOCK TO THE LIBERTY
STARZ COMMON STOCK AND MAKING OTHER CONFORMING

PROPOSAL #3: AUTHORIZE REVERSE STOCK SPLIT OF THE                          ISSUER          YES          FOR               FOR
OUTSTANDING SHARES OF SERIES A AND SERIES B LIBERTY
CAPITAL COMMON STOCK AT A RATIO OF 1-FOR-3, AND
AUTHORIZE A REVERSE STOCK SPLIT OF THE OUTSTANDING
SHARES OF SERIES A AND SERIES B LIBERTY INTERACTIVE
COMMON STOCK AT A RATIO OF 1-FOR-5.

PROPOSAL #4: RATIFY THE SELECTION OF KPMG LLP AS                           ISSUER          YES          FOR               FOR
LIBERTY MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIHIR GOLD LTD
  TICKER:                N/A             CUSIP:     Y5285N149
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
reports

PROPOSAL #2.: Re-elect Mr. Alister Maitland as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-elect Mr. Geoff Loudon as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint PrciewaterhouseCoppers as                         ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #5.: Grant 1.87 Million Share Rights to Mr.                       ISSUER          YES          FOR               FOR
Arthur Hood, Managing Director and Chief Executive
Officer under the Lihir Executive Share Plan

PROPOSAL #6.: Ratify the past issue of 171.67 million                      ISSUER          YES          FOR               FOR
 ordinary shares with a price of AUD 3.00 each to
professional and sophisticated investors issued on 12
 MAR 2009

PROPOSAL #7.: Approve to increase maximum aggregate                        ISSUER          YES          FOR               FOR
Non-Executive remuneration from USD 1 million to USD
1.32 million effective 01 JAN 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LINDE AG
  TICKER:                N/A             CUSIP:     D50348107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports for fiscal 2008

PROPOSAL #2.: Approve the allocation of Income and                         ISSUER          NO           N/A               N/A
Dividends of EUR 1.80 per Share

PROPOSAL #3.: Approve the acts of the Executive Board                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the acts of the Supervisory                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #5.: Ratify KPMG AG as the Auditors for                           ISSUER          NO           N/A               N/A
Fiscal 2009

PROPOSAL #6.: Grant authority, to acquire and                              ISSUER          NO           N/A               N/A
appropriate treasury shares under revocation of the
existing authorization to acquire treasury shares

PROPOSAL #7.: Approve that, revocation of the                              ISSUER          NO           N/A               N/A
authorization to issue convertible and option bonds
and revocation of the conditional capital pursuant to
 number 3.9 of the Articles of Association

PROPOSAL #8.: Amend the Articles 14.4 of the Articles                      ISSUER          NO           N/A               N/A
 of Association for adjustment to ARUG

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.a: Elect Ms. C.J. McCall as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Elect Mr. T.T. Ryan Jr. as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Elect Mr. M.A. Scicluna as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Elect Mr. T.J.W. Tookey as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.e: Elect Mr. Anthony Watson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Re-elect Sir Victor Blank as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.b: Re-elect Mr. A.G. Kane as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Lord Leitch as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant authority to set the remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Directors to issue                            ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 ordinary shares

PROPOSAL #S.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 preference shares

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.14: Grant authority relating to political                      ISSUER          YES          FOR               FOR
 donations or expenditure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company and Authorize the
Directors to allot shares to be issued pursuant to
the placing and Compensatory Open offer

PROPOSAL #2.: Approve a general increase in the                            ISSUER          YES          FOR               FOR
authorized share capital of the Company and generally
 authorize the Directors to allot new shares

PROPOSAL #3.: Approve the placing and compensatory                         ISSUER          YES          FOR               FOR
open offer and HMT preference share redemption as a
related party transaction, pursuant to the Listing
Rules

PROPOSAL #4.: Grant authority for the Rule 9 waiver                        ISSUER          YES          FOR               FOR
granted by the Panel in relation to the acquisition
of shares by HM Treasury

PROPOSAL #S.5: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares for cash on a non preemptive basis pursuant to
 the placing and compensatory open offer

PROPOSAL #S.6: Approve to provide the Directors with                       ISSUER          YES          FOR               FOR
a general authority to allot shares for cash on a non
 preemptive basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS TSB GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by the Company                       ISSUER          YES          FOR               FOR
[or one or more of its subsidiaries] of HBOS plc
[HBOS] [the Acquisition] to be effected pursuant to a
 scheme of arrangement [the scheme] under sections
895 to 899 of the Companies Act 2006 [the Act] or
takeover offer [the Offer] made by or on behalf of
the Company, substantially on the terms and subject
to the conditions, as specified, outlining the
Acquisition and authorize the Directors of the
Company [or any duly constituted committee thereof]
[the Board], to take all such steps as the Board
considers to be necessary or desirable in connection
with, and to implement, the acquisition [including in
 respect of options granted in relation to HBOS
securities] and to agree such modifications,
variations, revisions, waivers, extensions or
amendments to any of the terms and conditions of the
Acquisition, and/or to any documents relating
thereto, as they may in their absolute discretion

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to: i) the delivery of the
order of the Court of Sessions in Edinburgh
confirming the reduction of capital in HBOS to the
Registrar of Companies in Scotland [the Court
Sanction]; ii) the admission of the ordinary shares
of 25 pence each in the Company to be issued pursuant
 to the Acquisition becoming effective in accordance
with the Listing Rules, or as appropriate, the UK
Listing Authority and the London Stock Exchange
agreeing to admit such shares to the Official List
and to trading on the main market of the London Stock
 Exchange respectively [Admission]], that the waiver
granted by the Panel on Takeovers and Mergers on the
Commissioners of Her Majesty's Treasury or their
nominees [HM Treasury] to make a general offer to
ordinary shareholders for all of the issued ordinary
shares in the capital of the Company held by them as
a result of the issue to HM Treasury of up to
7,123,501,749 ordinary shares in the Company pursuant
 to the Placing and Open Offer Agreement [as
specified], and the following completion of the
Acquisition, representing a maximum of 43.5% of the

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon 1) the Acquisition becoming unconditional [save
for any conditions relating to the Court Sanction,
Registration or Admission] and 2) the placing and
open offer agreement entered into among the Company,
Citigroup Global Markets Limited, Citigroup Global
Markets U.K. Equity Limited, Merrill Lynch
International, UBS Limited and HM Treasury and
effective as of 13 OCT 2008 [the Placing and Open
Offer Agreement] [as specified] not having been
terminated in accordance with its terms before the
delivery of the order of the Court of Session in
Edinburgh sanctioning the Scheme: to increase the
authorized share capital of the Company from an
aggregate of GBP 1,791,250,000, USD 40,000,000, EUR
40,000,000 and CNY 1,250,000,000 to GBP
5,675,477,055, USD 40,000,000, EUR 1,250,000,000 by
the creation of 14,911,908,221 new ordinary shares of
 25 pence each, such shares forming one class with
the then existing ordinary shares and having attached
 thereto the respective rights and privileges and
being subject to the limitations and restrictions set
 out in the Company's Articles of Association [the
Articles] and the creation of 625,000,000 new
preference shares of 25 pence each, such shares
having attached thereto the respective rights and
privileges and being subject to the limitations and
restrictions as may be determined by the Board or
otherwise in accordance with Article 3.3 of the
Articles; and authorize the Board, in substitution
for all previous existing authorities and pursuant to
 and in accordance with Section 80 of the Companies
Act 1985 [the 1985 Act], to allot relevant securities
 created pursuant to this resolution credited as
fully paid, with authority to deal with fractional
entitlements arising out of such allotments as it
thinks fit and to take all such allotment, to an
aggregate nominal amount of GBP 3,884,227,055, USD
39,750,000, EUR 40,000,000 and CNY 1,250,000,000;
[Authority expires the earlier of the conclusion of
the AGM in 2009 or 07 AUG 2009]; and the Board may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #4.: Approve, conditional upon the passing                        ISSUER          YES          FOR               FOR
of the Ordinary Resolution 3, pursuant to Article 122
 of the Articles, upon the recommendation of the
Board an amount out of the sums standing to the
credit of any of the Company's share premium amount
standing to the credit of such reserves, as the Board
 may at its discretion determine, be capitalized,
being such amount as the Board may determine for the
purpose of paying up new ordinary shares and
authorize the Board to apply such amount in paying up
 the new ordinary shares and to take all such other
steps as it may deem necessary, expedient or
appropriate to implement such capitalization

PROPOSAL #5.: Approve, for the purpose if Article 76                       ISSUER          YES          FOR               FOR
of the Articles, the ordinary remuneration of the
Directors of the Company, to be divisible among them
shall be a sum not exceeding GBP 1,000,000 in any year

PROPOSAL #6.: Authorize the Company, subject to and                        ISSUER          YES          FOR               FOR
conditional upon the Acquisition becoming
unconditional [save for any conditions relating to
the Court Sanction, Registration or Admission], for
the purpose of Section 166 of the 1985 Act to make
market purchases [Section 163(3) of the 1985 Act] of
i) the GBP 1,000,000,000 fixed to Floating Callable
Non-Cumulative Preference Shares [the New Preference
Shares] to be issued by the Company to HM Treasury
pursuant to the preference share subscription
agreement entered into with effect from 13 OCT 2008
by the Company and HM treasury and ii) the preference
 shares to be issued by the Company in exchange for
the GBP 3,000,000,000 fixed to Floating Callable Non-
Cumulative Preference shares to be issued by HBOS to
HM Treasury pursuant to the preference share
subscription agreement entered into with effect from
13 OCT 2008 by HBOS and HM Treasury pursuant to the
proposed scheme of arrangement under Sections 895 to
899 of the Act between HBOS and relevant classes of
holders of preference shares in HBOS [together with
the New Preference Shares, the Preference Shares], up
 to an maximum number of preference shares which may
be purchased is 4,000,000 at a minimum price of 25
pence per each preference share [exclusive of
expenses] and the maximum price which may be paid for
 the each preference share is an amount equal to 120%
 of the liquidation preference of the Preference
Shares; [Authority expires at the end of an 18 month
period] [except in relation to the purchase of
Preference Shares the contract for which are
concluded before such expiry and which are executed
wholly or partially after such expiry]

PROPOSAL #S.7: Approve, in place of all existing                           ISSUER          YES          FOR               FOR
powers, to renew the power conferred on the Board by
Article 9.3 of the Articles for the period ending on
the day of the Company's AGM in 2009 or on 07 AUG
2009, which ever is earlier and for that period the
relevant Section 89 amount [for the purpose of
Article 9.3 and 9.5 of the Articles] shall be GBP
205,577,100 if ordinary resolution 3 is passed
[equivalent to 822,308,400 ordinary shares of 25
pence each in the capital of the Company] or GBP
75,647,511 if Ordinary Resolution 3 is rejected
[equivalent to 302,590,044 ordinary shares of 25
pence each in the capital of the Company]

PROPOSAL #S.8: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to the Court Sanction,
Registration or Admission] to change the name of the
Company to Lloyds Banking Group plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOGITECH INTERNATIONAL SA, APPLES
  TICKER:                N/A             CUSIP:     H50430232
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, compensation                      ISSUER          YES          FOR               FOR
 report, consolidated financial statements and
statutory financial statements of Logitech
International SA of 31 MAR 2008

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings without payment of a dividend for FY 2008

PROPOSAL #3.: Approve to decrease the conditional                          ISSUER          YES          FOR               FOR
capital for Employee Equity Incentive Plans

PROPOSAL #4.: Approve to increase the shares                               ISSUER          YES          FOR               FOR
available for issuance under Employee Share Purchase

PROPOSAL #5.: Grant authority for conditional capital                      ISSUER          YES          FOR               FOR
 for future convertible bond issuance

PROPOSAL #6.: Approve the Logitech Management                              ISSUER          YES        AGAINST           AGAINST
Performance Bonus Plan

PROPOSAL #7.: Approve to release the Board of                              ISSUER          YES          FOR               FOR
Directors for liability for activities during the FY
2008

PROPOSAL #8.1: Elect Mr. Gerald Quindlen to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #8.2: Elect Mr. Richard Laube to the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #8.3: Re-elect Mr. Matthew Bousquette to the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #9.: Re-elect PricewaterhouseCopers S.A. as                       ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONMIN PUB LTD CO
  TICKER:                N/A             CUSIP:     G56350112
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Re-appoint the Auditors and approve the                      ISSUER          YES          FOR               FOR
 remuneration of the Auditors

PROPOSAL #4.: Re-elect Sir John Craven as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Michael Hartnall as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. Roger Phillimore as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.8: Approve to disapply the pre-emption                         ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.9: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #S.10: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Amend the rules of the Stay and                             ISSUER          YES          FOR               FOR
Prosper Plan

PROPOSAL #12.: Amend the shareholder Value Incentive                       ISSUER          YES          FOR               FOR
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOWE'S COMPANIES, INC.
  TICKER:                LOW             CUSIP:     548661107
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PETER C. BROWNING                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARSHALL O. LARSEN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHEN F. PAGE                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: O. TEMPLE SLOAN, JR.                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AMENDMENTS TO THE COMPANY'S                       ISSUER          YES          FOR               FOR
2006 LONG TERM INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DELOITTE &                      ISSUER          YES          FOR               FOR
 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

PROPOSAL #04: TO APPROVE AMENDMENTS TO LOWE'S                              ISSUER          YES          FOR               FOR
ARTICLES OF INCORPORATION ELIMINATING ALL REMAINING
SUPERMAJORITY VOTE REQUIREMENTS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
REINCORPORATING IN NORTH DAKOTA.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING HEALTH                      SHAREHOLDER       YES        ABSTAIN           AGAINST
CARE REFORM PRINCIPLES.

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
SEPARATING THE ROLES OF CHAIRMAN AND CEO.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LSI CORPORATION
  TICKER:                LSI             CUSIP:     502161102
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLES A.                             ISSUER          YES          FOR               FOR
HAGGERTY
PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD S. HILL                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN H.F. MINER                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARUN NETRAVALI                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MATTHEW J.                             ISSUER          YES          FOR               FOR
O'ROURKE
PROPOSAL #1F: ELECTION OF DIRECTOR: GREGORIO REYES                         ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL G.                             ISSUER          YES          FOR               FOR
STRACHAN
PROPOSAL #1H: ELECTION OF DIRECTOR: ABHIJIT Y.                             ISSUER          YES          FOR               FOR
TALWALKAR

PROPOSAL #1I: ELECTION OF DIRECTOR: SUSAN M. WHITNEY                       ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE AUDIT COMMITTEE'S                              ISSUER          YES          FOR               FOR
SELECTION OF OUR INDEPENDENT AUDITORS FOR 2009.

PROPOSAL #03: TO APPROVE OUR AMENDED INCENTIVE PLAN.                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUXOTTICA GROUP S P A
  TICKER:                N/A             CUSIP:     T6444Z110
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #2.: Approve the allocation of income                             ISSUER          NO           N/A               N/A

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY DELFIN
SARL]: Elect the Directors and approve to fix their
number, their remuneration

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY
INSTITUTIONAL INVESTORS]: Elect the Directors and
approve to fix their number, their remuneration

PROPOSAL #4.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY DELFIN
SARL]: Appoint Internal Statutory Auditors and
approve the Auditors' remuneration

PROPOSAL #4.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY
INSTITUTIONAL INVESTORS]: Appoint Internal Statutory
Auditors and approve the Auditors' remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUXOTTICA GROUP S.P.A.
  TICKER:                LUX             CUSIP:     55068R202
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #02: THE ALLOCATION OF NET INCOME                                 ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #3AA: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AB: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AC: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AD: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AE: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AF: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AG: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3AH: DETERMINATION OF THE NUMBER OF THE                          ISSUER          YES        ABSTAIN           AGAINST
MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3BA: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BB: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BC: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BD: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BE: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BF: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BG: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3BH: ELECT THE LIST FOR THE BOARD OF                             ISSUER          YES        ABSTAIN           AGAINST
DIRECTORS: TBD

PROPOSAL #3CA: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CB: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CC: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CD: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CE: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CF: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CG: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #3CH: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE MEMBERS OF THE BOARD OF DIRECTORS: TBD

PROPOSAL #4AA: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AB: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AC: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AD: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AE: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AF: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AG: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4AH: APPOINT THE BOARD OF STATUTORY                              ISSUER          YES        ABSTAIN           AGAINST
AUDITORS: TBD

PROPOSAL #4BA: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BB: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BC: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BD: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BE: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BF: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BG: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

PROPOSAL #4BH: DETERMINATION OF THE COMPENSATION OF                        ISSUER          YES        ABSTAIN           AGAINST
THE BOARD OF STATUTORY AUDITORS: TBD

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE INFRASTRUCTURE GROUP
  TICKER:                N/A             CUSIP:     Q5701N102
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.a: Approve the amendments to the                             ISSUER          YES          FOR               FOR
Constitution of the Macquarie Infrastructure Trust
(I) to be made by supplement deed in the form tabled
by the Chairman [as specified]

PROPOSAL #1.b: Approve, for all purposes, including                        ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and
10.11, the issue of securities in Macquarie
Infrastructure Group [MIG] [of which units in
Macquarie Infrastructure Trust (I) are a component]
to the responsible entity and Macquarie Investment
Management [UK] Limited or a related body Corporate
at a price per security determined in accordance with
 the Constitution of Macquarie Infrastructure Trust
(I) in consideration of those entities applying
subject to approval of the MIG Independent Directors,
 the base fee payable by MIG to them at the end of
each calendar year quarter in each year whilst this
approvals is in force as the subscription price for
those new securities; subject to (a) the passing of a
 resolution by: the Members of Macquarie
Infrastructure Trust (II); and the shareholders of
Macquarie Infrastructure Group International Limited
[MIGIL], in the same or substantially the same terms
as the resolution; and (b) this approval being
effective for performance fees paid or paid payable
in respect of each FY up to and including the FY

PROPOSAL #2.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and
10.11, the issue of securities in Macquarie
Infrastructure Group [MIG] [of which units in
Macquarie Infrastructure Trust (I) are a component]
to the responsible entity and Macquarie Investment
Management [UK] Limited or a related body Corporate
at a price per security determined in accordance with
 the Constitution of Macquarie Infrastructure Trust
(I) in consideration of those entities applying
subject to approval of the MIG Independent Directors,
 the base fee payable by MIG to them at the end of
each calendar year quarter in each year whilst this
approvals is in force as the subscription price for
those new securities; subject to (a) the passing of a
 resolution by: the Members of Macquarie
Infrastructure Trust (II); and the shareholders of
Macquarie Infrastructure Group International Limited
[MIGIL], in the same or substantially the same terms
as the resolution; and (b) this approval being
effective for performance fees paid or paid payable
in respect of each FY up to and including the FY

PROPOSAL #S.1.a: Approve the amendments to the                             ISSUER          YES          FOR               FOR
Constitution of the Macquarie Infrastructure Trust
(II) to be made by supplement deed in the form tabled
 by the Chairman [as specified]

PROPOSAL #1.b: Approve, for all purposes, including                        ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and 10.11
 the issued of Securities in Macquarie Infrastructure
 Group [MIG] [of which units in Macquarie
Infrastructure Trust (II) are a component] to the
responsible entity and Macquarie Investment
Management [UK] Limited or a related body Corporate
at a price per Stapled Securities determined in
accordance with the Constitution of Macquarie
Infrastructure Trust (I) in consideration of those
entities applying subject to approval of the MIG
Independent Directors, the base fee payable by MIG to
 them at the end of each calendar year quarter in
each year whilst this approvals is in force as the
subscription price for those new securities; subject
to (a) the passing of a resolution by: the Members of
 Macquarie Infrastructure Trust (I); and the
shareholders of Macquarie Infrastructure Group
International Limited [MIGIL], in the same or
substantially the same terms as the resolution; and
(b) this approval being effective for performance
fees paid or paid payable in respect of each FY up to

PROPOSAL #2.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and 10.11
 the issued of Securities in Macquarie Infrastructure
 Group [MIG] [of which units in Macquarie
Infrastructure Trust (II) are a component] to the
responsible entity and Macquarie Investment
Management [UK] Limited or a related body Corporate
at a price per Stapled Securities determined in
accordance with the Constitution of Macquarie
Infrastructure Trust (I) in consideration of those
entities applying subject to approval of the MIG
Independent Directors, the base fee payable by MIG to
 them at the end of each calendar year quarter in
each year whilst this approvals is in force as the
subscription price for those new securities; subject
to (a) the passing of a resolution by: the Members of
 Macquarie Infrastructure Trust (I); and the
shareholders of Macquarie Infrastructure Group
International Limited [MIGIL], in the same or
substantially the same terms as the resolution; and
(b) this approval being effective for performance
fees paid or paid payable in respect of each FY up to

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors' and the Auditor's of the Company for the
YE 30 JUN 2008

PROPOSAL #2.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to determine their remuneration

PROPOSAL #3.: Re-elect Mr. Jeffery Conyers as                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and
10.11, the issued of securities in Macquarie
Infrastructure Group [MIG] [of which units in
Macquarie Infrastructure Group International Limited
are a component] to the responsible entity and
Macquarie Investment Management [UK] Limited or a
related body Corporate at a price per Stapled
Securities determined in accordance with the Bye-laws
 of Macquarie Infrastructure Group International
Limited in consideration of those entities applying,
subject to approval of the MIG Independent Directors,
 the base fee payable by MIG to them at the end of
each calendar year quarter in each year whilst this
approvals is in force as the subscription price for
those new securities; subject to: (a) the passing of
a resolution by: the Members of Macquarie
Infrastructure Trust (I); and the Members of
Macquarie Infrastructure Trust (II), in the same or
substantially the same terms as the resolution; and
(b) this approval being effective for base fees paid
or paid payable in respect of each calendar quarter
up to and including the Calendar quarter ending 30

PROPOSAL #5.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
Australian Stock Exchange Listing Rules 7.1 and
10.11, the issued of securities in Macquarie
Infrastructure Group [MIG] [of which units in
Macquarie Infrastructure Group International Limited
are a component] to the responsible entity and
Macquarie Investment Management [UK] Limited or a
related body Corporate at a price per Stapled
Securities determined in accordance with the Bye-laws
 of Macquarie Infrastructure Group International
Limited in consideration of those entities applying,
subject to approval of the MIG Independent Directors,
 the base fee payable by MIG to them at the end of
each calendar year quarter in each year whilst this
approvals is in force as the subscription price for
those new securities; subject to: (a) the passing of
a resolution by: the Members of Macquarie
Infrastructure Trust (I); and the Members of
Macquarie Infrastructure Trust (II), in the same or
substantially the same terms as the resolution; and
(b) this approval being effective for base fees paid
or paid payable in respect of each calendar quarter
up to and including the Calendar quarter ending 30

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACY'S INC.
  TICKER:                M               CUSIP:     55616P104
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN F. BOLLENBACH                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEIRDRE P. CONNELLY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MEYER FELDBERG                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SARA LEVINSON                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TERRY J. LUNDGREN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH NEUBAUER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH A. PICHLER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOYCE M. ROCHE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KARL M. VON DER HEYDEN                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CRAIG E. WEATHERUP                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARNA C. WHITTINGTON                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS MACY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING JANUARY 30, 2010.

PROPOSAL #03: TO APPROVE THE MACY'S, INC. 2009                             ISSUER          YES          FOR               FOR
OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL #04: TO CONSIDER A SHAREHOLDER PROPOSAL                         SHAREHOLDER       YES          FOR             AGAINST
REGARDING SIMPLE MAJORITY VOTE, IF PROPERLY PRESENTED
 AT THE MEETING.

PROPOSAL #05: TO CONSIDER A SHAREHOLDER PROPOSAL                         SHAREHOLDER       YES        AGAINST             FOR
REGARDING RETENTION OF EQUITY COMPENSATION, IF
PROPERLY PRESENTED AT THE MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors' fees for the FYE                      ISSUER          YES          FOR               FOR
 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Keong Choon Keat as a                           ISSUER          YES          FOR               FOR
Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Martin Gilbert Barrow as a                      ISSUER          YES          FOR               FOR
 Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Tan Sri Dr. Mohd. Munir bin                         ISSUER          YES          FOR               FOR
Abd Majid as a Director, who retires under Article
139 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Tan Sri Dr. Wan Abdul Aziz bin                      ISSUER          YES        AGAINST           AGAINST
 Wan Abdullah as a Director, who retires under
Article 139 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company until the conclusion of the
next AGM and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Authorize the Board of Directors,                            ISSUER          YES          FOR               FOR
subject to the Companies Act, 1965 [the Act], the
Articles of Association of the Company, approval from
 the Bursa Malaysia Securities Berhad and other
Government or Regulatory Bodies, where such approval
is necessary, pursuant to Section 132D of the Act, to
 issue shares in the capital of the Company at any
time upon such terms and conditions and for such
purposes as the Directors may in their discretion
deem fit, provided always that the aggregate number
of shares to be issued shall not exceed 10% of the
issued share capital of the Company [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #9.: Transact any other business                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the options granted                       ISSUER          YES        AGAINST           AGAINST
to date to Pilots and Cabin crew who are employed on
the basis of a fixed term contract

PROPOSAL #2.: Amend the Clause 6.4(c) of the MAS ESOS                      ISSUER          YES        AGAINST           AGAINST
 By-Laws as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' and the                               ISSUER          YES          FOR               FOR
Auditors' reports and the financial statements for
the YE 31 MAR 2008

PROPOSAL #2.: Approve the remuneration report of the                       ISSUER          YES          FOR               FOR
Directors contained in the annual report 2008 document

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Re-elect Mr. P.M. Colebatch as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. P.H. O'Sullivan as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. D.M. Eadie as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. G.R. Moreno as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Compony

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
and for the purposes of Section 80 of the Companies
Act 1985 [the Act], to allot relevant securities up
to an aggregate nominal amount of GBP 19,627,924
provided that; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.11: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, pursuant to Section 95 of the Company Act
1985[the Act], to allot equity securities [Section
94(2) of the Act] for cash pursuant to the authority
conferred by the preceding Resolution 10 as if
Section 89[1] shall be limited to: any allotment of
equity securities where such securities have been
offered [whether by way of a right issue, open offer
or otherwise] to holders of ordinary share of 3 3/7
US cents each in the capital of the Company [ordinary
 shares] where the equity securities respectively
attribute to the interest of all holders of ordinary
shares are proportion as specified to the respective
numbers of ordinary shares held by them, subject to
such exclusion and other arrangements as the
Directors may deem necessary or expedient to deal
with fractional entitlements or legal or practical
problems under the laws of, or the requirements of
any recognized regulatory body or any stock exchanges
 in, any territory or otherwise howsoever: and any
allotments [ otherwise than pursuant to sub-paragraph
 a (i)above] of equity securities up to an aggregate
nominal value not exceeding USD 2,940,474.83; the
power conferred on the Directors by this Resolution
11 shall also apply to a sale of treasury shares,
which is an allotment of equity securities by virtue
of Section 94 (3A)of the Act, but with the omission
of the words pursuant to the general authority
conferred by Resolution 10; the Company may make an
offer or agreement before this power has expired
which would or might require equity securities to be
allotted after such expiry and the Directors may
allot securities in pursuance of such offer or
agreement as if the power conferred hereby had not
expired; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; upon the passing of this resolution, the
resolution passed as Resolution 11 at the AGM on 12
JUL 2007, shall be of no further [without prejudice
to any previous exercise of the authorities granted

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Companies Act 1985 [the Act], to
make market purchases [Section 163 of the Act] of
ordinary shares of 3 3/7 US cents [ordinary shares]
up to 171,744,343 ordinary shares, at a minimum price
 of 3 3/7 US cents or the starling equivalent of 3
3/7 US cents [calculated on the basis of the spot
rate of exchange in London [as derived from Reuters]
for the purchase of US Dollars with Sterling at 6.00
pm on the day before the relevant purchase] per
ordinary shares: the maximum price which may be paid
for an ordinary shares is an amount equal to 105% of
the average middle market closing prices for such
shares derived from the alternative investment market
 appendix to the Stock Exchange Daily Official List
of the London Stock Exchange Plc, over the previous 5
 business days; [Authority expires the earlier of the
 conclusion of the next AGM of the Company and 09 JAN
 2010]; and the Company, before the expiry, may make
a contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry;
and upon the passing of this resolution, the
resolution passed as Resolution 12 at the AGM on 12
JUL 2007, as subsequently amended by the resolution
passed at the EGM on 23 NOV 2007, shall be of no
further or effect [without prejudice to the
completion wholly or in part of any contracts by the
Company to purchase ordinary shares entered into
prior to the passing of this resolution

PROPOSAL #S.13: Adopt the form A of the Articles of                        ISSUER          YES          FOR               FOR
Association as the New Articles of Association of the
 Company in substitution for and the exclusion of all
 existing Articles of Association of the Company, as
specified

PROPOSAL #S.14: Approve to increase the authorized                         ISSUER          YES          FOR               FOR
share capital of the Company from USD
147,775,058.29209 and GBP 50,000 to USD
747,775,058,29209 and GBP 50,000 by the creation of
600,000 preference shares of USD 1,000 each in the
capital of the Company, subject to the passing of the
 extraordinary resolution to be comsidred at the
class meeting of ordinary shareholders that this AGM,
 having the rights and subject to the restrictions as
 specified in the Articles of Association of the
Company as adopted pursuant to sub-paragraph of this
Resolution pursuant to Section 80 of the Companies
Act 1985 [the Act], and in addition to any previously
 existing authority conferred upon the Directors
under that Section [including pursuant to Resolution
10] , and authorize the Directors to allot up to
600,000 preference shares of USD 1,000 each in the
capital of the Company [such preference shares being
relevant securities as defined in Section 80 of the
Act]; and [Authority expires on the 5 anniversary of
the passing of this resolution], save that the
Company may before such expiry make an offer or
agreement which would or might require relevant
securities to be allotted after expiry of this
authority and the Directors may allot relevant
securities in pursuance of that offer or agreement as
 if the authority conferred by the resolution had not
 expired; and immediately the end of the class
meeting of ordinary shareholders if Resolution 13 is
passed, the form B of the Articles of Association
produced to the meeting, adopt the new Articles of
Association as specified or if Resolution 12 is not
passed, the Form C of the Articles of Association,

PROPOSAL #S.15: Amend, the outcome of Resolutions 13                       ISSUER          YES          FOR               FOR
and14 and the Extraordinary resolution to be
considered at the class meeting of the ordinary
shareholders that follows this AGM, the Articles of
Association of the Company, whether they be the
current Articles of Association, the form A of the
Articles of Association, the form B Articles of
Association, or the form C of the Articles of
Association [as appropriate] by deleting in Article
87 the reference to GBP 1,000,000 and substituting
thereof GBP 1,500,000, which amendments shall be
deemed to have taken effect from 01 OCT 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the holders of the Ordinary                         ISSUER          YES          FOR               FOR
shares of 3 3/7 US cents each in the capital of the
Company [Ordinary Shares] to sanction and consent to
the passing and implementation of Resolution 14
specified in the notice dated 29 MAY 2008 convening
an AGM of the Company for 10 JUL 2008, and sanction
and consent to each and every variation ,
modification or abrogation of the rights or
privileges attaching to the ordinary shares, in each
case which is or may be effected by or involved in
the passing or implementation of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MANDARIN ORIENTAL INTL LTD
  TICKER:                N/A             CUSIP:     G57848106
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the Independent Auditor's report for the YE 31 DEC
2008 and to declare a final dividend

PROPOSAL #2.: Re-elect Mr. Edouard Ettedgui as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re-elect Mr. Henry Keswick as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. R. C. Kwok as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Sydney S. W. Leong as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #7.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 16.5 million
and without pre-emptive rights up to aggregate
nominal amount of USD 2.5 million

PROPOSAL #8.: Approve the renewal of a general                             ISSUER          YES          FOR               FOR
mandate to the Directors to repurchase shares of the
Company representing less than 15% of the issued
share capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARKEL CORPORATION
  TICKER:                MKL             CUSIP:     570535104
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. ALFRED BROADDUS, JR.                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUGLAS C. EBY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LESLIE A. GRANDIS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEWART M. KASEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN I. KIRSHNER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEMUEL E. LEWIS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANTHONY F. MARKEL                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN A. MARKEL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAY M. WEINBERG                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF KPMG LLP BY                       ISSUER          YES          FOR               FOR
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAROC TELECOM, MAROC
  TICKER:                N/A             CUSIP:     F6077E108
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Executive                        ISSUER          NO           N/A               N/A
Committee, the remarks Supervisory Board and
Auditors, approve the Company's financial statements
for the year 2008, as presented; accordingly, grant
permanent discharge to the members of the Supervisory
 Board and the Executive Committee for the
performance of their duties during the said FY

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Receive the special report of the                           ISSUER          NO           N/A               N/A
Auditors on agreements Governed by Article 95 of Law
number 20-05, approve said report and the agreements
referred to therein

PROPOSAL #O.4: Approve the allocation the income for                       ISSUER          NO           N/A               N/A
the FY be appropriated as follows: income for the FY:
 MAD 9,527,628,199.54 distributable result: MAD
9,527,628,199.54 dividends: MAD 9,520,602,532.20
optional reserve: MAD 7,025,667.34 the shareholders
will receive a net dividend of MAD 10.83 per share;
this dividend will be paid on 03 JUN 2009; as
required by law, it is reminded that, for the last 3
financial years, the dividends paid, were as follows:
 MAD 6.96 for FY 2005 MAD 7.88 for FY 2006 MAD 9.20

PROPOSAL #O.5: Approve to award total annual fees of                       ISSUER          NO           N/A               N/A
MAD 2,400,000.00 to the members of the Supervisory
Board

PROPOSAL #E.6: Amend all the Articles of the By-Laws                       ISSUER          NO           N/A               N/A
and adopt these new Articles; authorize the Executive
 Committee to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: Authorize the Executive Committee, in                       ISSUER          NO           N/A               N/A
one or more transactions, to beneficiaries to be
chosen by it, options giving the right either to
subscribe for new shares in the Company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1% of the
share capital; [Authority granted for a 3-year
period]; authorize the Executive Committee to take
all necessary measures and accomplish all necessary
formalities

PROPOSAL #E.8: Grant full powers to the bearer of an                       ISSUER          NO           N/A               N/A
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUBENI CORPORATION
  TICKER:                N/A             CUSIP:     J39788138
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUI GROUP CO.,LTD.
  TICKER:                N/A             CUSIP:     J40089104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MATICHON PUBLIC CO LTD (FORMERLY MATICHON CO LTD)
  TICKER:                N/A             CUSIP:     Y5898U142
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
AGM of shareholders No.1/ 2008 held on 25 APR 2008

PROPOSAL #2.: Acknowledge the performance of the                           ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #3.: Approve balance sheet and the profit                         ISSUER          YES          FOR               FOR
and loss statement for the YE on 31 DEC 2008

PROPOSAL #4.: Approve the payment of the dividend for                      ISSUER          YES          FOR               FOR
 the year 2008

PROPOSAL #5.: Elect Mr. M. R. Gumloontabe Devakul as                       ISSUER          YES          FOR               FOR
a Director to replace those who retires by rotation
to be in their position for another term, for the
year 2009

PROPOSAL #6.: Approve the remuneration for the                             ISSUER          YES          FOR               FOR
Company's Director for the year 2009

PROPOSAL #7.: Appoint the Auditors and approve their                       ISSUER          YES          FOR               FOR
fee for the year 2009

PROPOSAL #8.: Other issues [if any]                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAXIMUS, INC.
  TICKER:                MMS             CUSIP:     577933104
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD A. MONTONI                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND B. RUDDY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WELLINGTON E. WEBB                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC
 ACCOUNTANTS FOR THE 2009 FISCAL YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAZDA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J41551102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MBIA INC.
  TICKER:                MBI             CUSIP:     55262C100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOSEPH W. BROWN                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID A. COULTER                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CLAIRE L. GAUDIANI                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DANIEL P. KEARNEY                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KEWSONG LEE                            ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAURENCE H. MEYER                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES R.                             ISSUER          YES          FOR               FOR
RINEHART
PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN A. ROLLS                          ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD C. VAUGHAN                     ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVAL OF AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
COMPANY'S 2005 OMNIBUS INCENTIVE PLAN TO INCREASE THE
 NUMBER OF SHARES TO 10,000,000 SHARES.

PROPOSAL #3: RESOLVED, THAT THE SHAREHOLDERS SUPPORT                       ISSUER          YES          FOR               FOR
THE COMPENSATION PAID TO THE COMPANY'S CEO FOR 2008
AND HIS 2009 SALARY ON PAGE 53.

PROPOSAL #4: RESOLVED, THAT THE SHAREHOLDERS SUPPORT                       ISSUER          YES          FOR               FOR
THE COMPENSATION PAID TO THE COMPANY'S SENIOR
EXECUTIVE OFFICERS AS A WHOLE FOR 2008 AND THEIR 2009
 SALARIES ON PAGE 54.

PROPOSAL #5: APPROVAL OF APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MBK PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y5925E111
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the                        ISSUER          YES          FOR               FOR
AGM 2007

PROPOSAL #2.: Approve to report the 2007-2008                              ISSUER          YES          FOR               FOR
Company's performances and the interim dividend

PROPOSAL #3.: Approve the balance sheet and income                         ISSUER          YES          FOR               FOR
statement for the FY 2007-2008

PROPOSAL #4.: Approve the allocation of profit after                       ISSUER          YES          FOR               FOR
tax in the amount of THB 1,542,575,627, dividend
payment and the remuneration for the Board of

PROPOSAL #5.1: Re-appoint Mr. Banterng Tantivit as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.2: Re-appoint Mr. Piyaphong Artmangkorn                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.3: Re-appoint Mr. Suvait Theeravachirakul                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #5.4: Re-appoint Mr. Hatchapong Phokai as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Approve the allowance and position                           ISSUER          YES          FOR               FOR
allowance in the amount of THB 8,000,000 per year and
 the other remuneration value not excess in the
amount of THB 1,600,000 per year for the Board of
Directors, the Executive Committee, the Audit
Committee, and the Compensation and Nomination

PROPOSAL #7.: Appoint Mr. Sophon Permsirivallop                            ISSUER          YES          FOR               FOR
Certified Public Accountant 3182 and/or, Mrs. Nonglak
 Pumnoi, Certified Public Accountant 4172, and/or Ms.
 Rungnapa Lertsuwankul, Certified Public Accountant
3156, and/or Ms. Sumalee Reewarabandith, certified
Public Accountant 3970 from Ernst & Young Office
Limited to audit the Company financial statement for
the period of 01 JUL 2008 to 30 JUN 2009, the annual
audit fee is in amount of THB 1,712,000

PROPOSAL #8.: Approve the issuance and offer for sale                      ISSUER          YES          FOR               FOR
 of debenture not exceeding THB 5,000 million, as
specified

PROPOSAL #9.: Amend Section 3 of the Company's                             ISSUER          YES          FOR               FOR
Memorandum of Association by increasing the Company's
 objectives from 53 Sections into 54 Sections as
specified

PROPOSAL #10.: Other (if any)                                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MCDONALD'S CORPORATION
  TICKER:                MCD             CUSIP:     580135101
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT A. ECKERT                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ENRIQUE                                ISSUER          YES          FOR               FOR
HERNANDEZ, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: JEANNE P. JACKSON                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ANDREW J. MCKENNA                      ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE APPOINTMENT OF AN                            ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO
SERVE AS INDEPENDENT AUDITORS FOR 2009.

PROPOSAL #03: APPROVAL OF PERFORMANCE GOALS FOR                            ISSUER          YES          FOR               FOR
CERTAIN QUALIFIED PERFORMANCE-BASED AWARDS UNDER THE
MCDONALD'S CORPORATION AMENDED AND RESTATED 2001
OMNIBUS STOCK OWNERSHIP PLAN.

PROPOSAL #04: APPROVAL OF MCDONALD'S CORPORATION 2009                      ISSUER          YES          FOR               FOR
 CASH INCENTIVE PLAN.

PROPOSAL #05: SHAREHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #06: SHAREHOLDER PROPOSAL RELATING TO THE                       SHAREHOLDER       YES        ABSTAIN           AGAINST
USE OF CAGE-FREE EGGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MCKESSON CORPORATION
  TICKER:                MCK             CUSIP:     58155Q103
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANDY D. BRYANT                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WAYNE A. BUDD                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN H. HAMMERGREN                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALTON F. IRBY III                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M. CHRISTINE                           ISSUER          YES          FOR               FOR
JACOBS
PROPOSAL #1F: ELECTION OF DIRECTOR: MARIE L. KNOWLES                       ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID M.                               ISSUER          YES          FOR               FOR
LAWRENCE, M.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: EDWARD A. MUELLER                      ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES V. NAPIER                        ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JANE E. SHAW                           ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
 ENDING MARCH 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDCO HEALTH SOLUTIONS, INC.
  TICKER:                MHS             CUSIP:     58405U102
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLES M. LILLIS                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM L. ROPER                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID D. STEVENS                       ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR
THE 2009 FISCAL YEAR

PROPOSAL #03: APPROVAL OF EXECUTIVE ANNUAL INCENTIVE                       ISSUER          YES          FOR               FOR
PLAN

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCK & CO., INC.
  TICKER:                MRK             CUSIP:     589331107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LESLIE A. BRUN                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: THOMAS R. CECH,                        ISSUER          YES          FOR               FOR
PH.D.

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD T. CLARK                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS H. GLOCER                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: STEVEN F.                              ISSUER          YES          FOR               FOR
GOLDSTONE
PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM B.                             ISSUER          YES          FOR               FOR
HARRISON, JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: HARRY R.                               ISSUER          YES          FOR               FOR
JACOBSON, M.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: WILLIAM N.                             ISSUER          YES          FOR               FOR
KELLEY, M.D.

PROPOSAL #1I: ELECTION OF DIRECTOR: ROCHELLE B.                            ISSUER          YES          FOR               FOR
LAZARUS
PROPOSAL #1J: ELECTION OF DIRECTOR: CARLOS E. REPRESAS                     ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: THOMAS E. SHENK,                       ISSUER          YES          FOR               FOR
PH.D.

PROPOSAL #1L: ELECTION OF DIRECTOR: ANNE M. TATLOCK                        ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: SAMUEL O. THIER,                       ISSUER          YES          FOR               FOR
M.D.

PROPOSAL #1N: ELECTION OF DIRECTOR: WENDELL P. WEEKS                       ISSUER          YES          FOR               FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: PETER C. WENDELL                       ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF THE                       ISSUER          YES          FOR               FOR
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2009

PROPOSAL #03: PROPOSAL TO AMEND THE RESTATED                               ISSUER          YES          FOR               FOR
CERTIFICATE OF INCORPORATION TO LIMIT THE SIZE OF THE
 BOARD TO NO MORE THAN 18 DIRECTORS

PROPOSAL #04: STOCKHOLDER PROPOSAL CONCERNING SPECIAL                    SHAREHOLDER       YES        AGAINST             FOR
 SHAREHOLDER MEETINGS

PROPOSAL #05: STOCKHOLDER PROPOSAL CONCERNING AN                         SHAREHOLDER       YES        AGAINST             FOR
INDEPENDENT LEAD DIRECTOR

PROPOSAL #06: STOCKHOLDER PROPOSAL CONCERNING AN                         SHAREHOLDER       YES        AGAINST             FOR
ADVISORY VOTE ON EXECUTIVE COMPENSATION

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCURY GENERAL CORPORATION
  TICKER:                MCY             CUSIP:     589400100
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE JOSEPH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARTHA E. MARCON                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD R. SPUEHLER                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD E. GRAYSON                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD P. NEWELL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRUCE A. BUNNER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NATHAN BESSIN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL D. CURTIUS                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GABRIEL TIRADOR                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERRILL LYNCH & CO., INC.
  TICKER:                MER             CUSIP:     590188108
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ADOPT THE AGREEMENT AND PLAN OF MERGER,                      ISSUER          YES          FOR               FOR
 DATED AS OF SEPTEMBER 15, 2008, BY AND BETWEEN
MERRILL LYNCH & CO., INC. AND BANK OF AMERICA

PROPOSAL #02: APPROVE THE AMENDMENT TO THE RESTATED                        ISSUER          YES          FOR               FOR
CERTIFICATE OF INCORPORATION OF MERRILL LYNCH & CO.,
INC.

PROPOSAL #03: APPROVE ADJOURNMENT OF THE SPECIAL                           ISSUER          YES          FOR               FOR
MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT
ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT
SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING
FOR THE FOREGOING PROPOSALS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METALURGICA GERDAU SA
  TICKER:                N/A             CUSIP:     P4834C118
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Director's                          ISSUER          NO           N/A               N/A
Accounts, to examine, discuss and approve the
Company's consolidated Financial Statements for the
YE 31 DEC 2008

PROPOSAL #2.: To decide on the allocation of the net                       ISSUER          NO           N/A               N/A
profits from the FY and the distributions of results

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and set their remuneration

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee and respective Substitutes and their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METHANEX CORP
  TICKER:                N/A             CUSIP:     59151K108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Bruce Aitken as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Howard Balloch as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. Pierre Choquette as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.4: Elect Mr. Phillip Cook as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Thomas Hamilton as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Robert Kostelnik as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. Douglas Mahaffy as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. A. Terence Poole as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.9: Elect Mr. John Reid as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Ms. Janice Rennie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Ms. Monica Sloan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-appoint KPMG LLP, Chartered                               ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Company for the
ensuring year and authorize the Board of Directors to
 fix the remuneration of the Auditors

PROPOSAL #3.: Ratify and approve the certain                               ISSUER          YES          FOR               FOR
amendments to the Company's Incentive Stock Option
Plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METLIFE, INC.
  TICKER:                MET             CUSIP:     59156R108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: C. ROBERT HENRIKSON                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN M. KEANE                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CATHERINE R. KINNEY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HUGH B. PRICE                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KENTON J. SICCHITANO                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: REAPPROVAL OF THE METLIFE, INC. 2005                         ISSUER          YES          FOR               FOR
STOCK AND INCENTIVE COMPENSATION PLAN

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METSO CORPORATION
  TICKER:                N/A             CUSIP:     X53579102
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of the person to confirm the                        ISSUER          NO           N/A               N/A
minutes and verify the counting of votes

PROPOSAL #4.: Approve the recording of the legality                        ISSUER          NO           N/A               N/A
of the meeting

PROPOSAL #5.: Approve the recording attendance at the                      ISSUER          NO           N/A               N/A
 meeting and adoption of the list of votes

PROPOSAL #6.: Receive the financial statements,                            ISSUER          NO           N/A               N/A
report of the Board of Directors and the Auditor's
report for 2008, and the statement by the Supervisory
 Board, presentation of the Chief Executive Officer's

PROPOSAL #7.: Adopt the financial statements and                           ISSUER          YES          FOR               FOR
consolidated financial statements

PROPOSAL #8.: Approve to pay a dividend of EUR 0.70                        ISSUER          YES          FOR               FOR
per share based on the adopted balance sheet for the
FYE 31 DEC 2008, the dividend will be paid to
shareholders registered in the Company's
shareholders' register maintained by the Finnish
Central Securities Depository [Euroclear Finland Ltd]
 on the record date for dividend 03 APR 2009, the
dividend is paid on 15 APR 2009; authorize the Board
of Directors to decide within its discretion, and
when the economic situation of the Company favours
it, on the payment of dividend addition to the
dividend decided in the AGM, however no more than EUR
 0.68 per share, the Board of Directors shall make
its decision no late than 31 DEC 2009, the dividend
paid on the basis of the decision of the Board of
Directors will be paid to the shareholders registered
 in the Company's shareholders' register maintained
by the Finnish Central Securities Depository
[Euroclear Finland Ltd] on the record date decided by
 the Board of Directors, the and to decide the record
 date for dividend and the date for payment of the
dividend, which can at the earliest be the 5th

PROPOSAL #9.: Grant discharge of the members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Chief Executive Officer
from liability

PROPOSAL #10.: Approve to pay the Chairman of the                          ISSUER          YES          FOR               FOR
Board of Directors an annual fee of EUR 92,000, the
Vice-Chairman an annual fee of EUR 56,000 and the
Members of the Board of Directors each an annual fee
of EUR 45,000, additional compensation of EUR 600
shall be paid for the meetings attended including the
 meetings of the Committees of the Board of Directors
 and travel expenses and daily allowance shall be
paid according to Company's Travel Policy

PROPOSAL #11.: Approve to confirm the number of                            ISSUER          YES          FOR               FOR
Members of the Board of Directors to 7

PROPOSAL #12.: Re-elect Messrs: Maija-Liisa Friman,                        ISSUER          YES          FOR               FOR
Christer Gardell, Arto Honkaniemi, Yrjo Neuvo, Jaakko
 Rauramo and Jukka Viinanen as the Members of the
Board of Directors, until the close of AGM in 2010
and elect Mr. Jukka Viinanen as the Chairman of the
Board of Directors and Mr. Jaakko Rauramo as the Vice
 Chairman and Ms. Pia Rudengren as a new Member of
the Board of Directors for the same term

PROPOSAL #13.: Approve to pay the Auditor's fee                            ISSUER          YES          FOR               FOR
against an invoice in accordance with the purchase
principles approved by the Audit Committee

PROPOSAL #14.: Re-elect PricewaterhouseCoopers OY,                         ISSUER          YES          FOR               FOR
Authorized Public Accountants, as the Company's
Auditors; PricewaterhouseCoopers OY has designated
Mr. Johan Kronberg, APA, as the Auditor with
principles responsility

PROPOSAL #15.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on the repurchase of a maximum of 10,000,000
of Company's own shares; own shares shall be
repurchased in proportion other than that of holdings
 of the shareholders using the non-restricted equity
and acquired through public trading on the NASDAQ OMX
 Helsinki Ltd [Helsinki Stock Exchange] at the share
price prevailing at the time of acquisition; the
shares shall be repurchased in order to develop the
capital structure of the Company or to finance or
carry out future acquisitions, investments or other
arrangements related to the Company's business or as
part of the Company's incentive program; own shares
acquired to the Company may be held, cancelled or
conveyed, the authorization shall include also the
right to take the Company's own shares as pledge to
secure the potential receivables of the Company and
on other matters related to the repurchase of the
Company's own shares; [Authority expires on 30 JUN
2010]; and it revokes the repurchase authorization
given by the AGM on 02 APR 2008

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on the issuing of new shares and the conveying
 of own shares held by the Company and to grant
special rights referred to in Chapter 10, Section 1
of the Finnish Companies Act, on the following
conditions; by virtue of the authorization, the Board
 is entitled to decide on the issuing of a maximum of
 15,000,000 new shares and on the conveying of a
maximum 10,000,000 own shares held by the Company;
and to grant special rights referred to in Chapter
10, Section 1 of the Finnish Companies Act, which
carry the right to receive, against payment, new
shares of the Company or the Company's own shares
held by the Company in such a manner that the
subscription price is paid by using the subscriber's
receivables to offset the subscription price
[Convertible bonds], the maximum number of shares to
be issued is 15,000,000 whereby this maximum number
is included in the maximum number of shares noted in
this resolution, the new shares may be issued and the
 own shares held by the Company conveyed either
against payment or for free; and may decide on a free
 share issue also to the Company itself, the number
of shares to be issued to the Company shall not
exceed 10,000,000 including the number of own shares
acquired by the Company by virtue of the
authorization to repurchase the Company's won shares;
 the new shares and the own shares held by the
Company may be issued to the Company's shareholders I
 proportion to their present holding; or by means of
a directed issue, waiving the pre-emptive
subscription rights of the shareholders, if there is
a weighty financial reason for the Company to do so,
such as to develop the capital structure of the
Company or to finance or carry out future
acquisitions, investments or other arrangements
related to the Company's business or as part of the
Company's incentive program, the directed issue can
be for free only if there is an especially weighty
financial reason for the Company to do so, taking the
 interests of all shareholders into account; the
subscription price of new shares issued shall be
recorded in the invested unrestricted equity fund,
the consideration paid for the conveyance of the
Company's own shares shall be recorded in the
invested unrestricted equity fund; and decide on
other matters related to the share issues; [Authority

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to establish a
Nomination Committee as specified

PROPOSAL #18.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MGIC INVESTMENT CORPORATION
  TICKER:                MTG             CUSIP:     552848103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: KARL E. CASE                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CURT S. CULVER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM A. MCINTOSH                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LESLIE M. MUMA                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF MGIC INVESTMENT
CORPORATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MICHAEL PAGE INTERNATIONAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G68694119
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the final dividend of 5.12                           ISSUER          YES          FOR               FOR
Pence per ordinary share

PROPOSAL #3.: Re-elect Mr. Stephen Puckett as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. Hubert Reid as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as Auditors and                      ISSUER          YES          FOR               FOR
 authorize Audit Committee to fix their remuneration

PROPOSAL #7.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries to make EU Political Donations to
Political Parties or Independent Election Candidates
up to GBP 25,000, to Political Organization other
than political parties up to GBP 25,000 and Incur EU
Political Expenditure up to GBP 2

PROPOSAL #8.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights
under a general authority up to aggregate nominal
amount of GBP 1,062,637 and an additional amount
pursuant to a rights issue of up to GBP 1,062,637

PROPOSAL #9.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 161,006

PROPOSAL #10.: Grant authority 48,269,495 ordinary                         ISSUER          YES          FOR               FOR
shares for market purchase

PROPOSAL #11.: Adopt new Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve that a general meeting other                        ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MICROCHIP TECHNOLOGY INCORPORATED
  TICKER:                MCHP            CUSIP:     595017104
  MEETING DATE:          8/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVE SANGHI                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALBERT J. HUGO-MARTINEZ                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.B. DAY                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MATTHEW W. CHAPMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WADE F. MEYERCORD                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM OF MICROCHIP FOR THE FISCAL
YEAR ENDING MARCH 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MICROSOFT CORPORATION
  TICKER:                MSFT            CUSIP:     594918104
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: STEVEN A. BALLMER                      ISSUER          YES          FOR               FOR

PROPOSAL #02: ELECTION OF DIRECTOR: JAMES I. CASH JR.                      ISSUER          YES          FOR               FOR

PROPOSAL #03: ELECTION OF DIRECTOR: DINA DUBLON                            ISSUER          YES          FOR               FOR

PROPOSAL #04: ELECTION OF DIRECTOR: WILLIAM H. GATES                       ISSUER          YES          FOR               FOR
III

PROPOSAL #05: ELECTION OF DIRECTOR: RAYMOND V.                             ISSUER          YES          FOR               FOR
GILMARTIN

PROPOSAL #06: ELECTION OF DIRECTOR: REED HASTINGS                          ISSUER          YES          FOR               FOR

PROPOSAL #07: ELECTION OF DIRECTOR: DAVID F. MARQUARDT                     ISSUER          YES          FOR               FOR

PROPOSAL #08: ELECTION OF DIRECTOR: CHARLES H. NOSKI                       ISSUER          YES          FOR               FOR

PROPOSAL #09: ELECTION OF DIRECTOR: HELMUT PANKE                           ISSUER          YES          FOR               FOR

PROPOSAL #10: APPROVAL OF  MATERIAL TERMS OF                               ISSUER          YES          FOR               FOR
PERFORMANCE CRITERIA UNDER THE EXECUTIVE OFFICER
INCENTIVE PLAN.

PROPOSAL #11: APPROVAL OF AMENDMENTS TO THE 1999                           ISSUER          YES          FOR               FOR
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

PROPOSAL #12: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
AUDITOR.

PROPOSAL #13: SHAREHOLDER PROPOSAL - ADOPTION OF                         SHAREHOLDER       YES        ABSTAIN           AGAINST
POLICIES ON INTERNET CENSORSHIP.

PROPOSAL #14: SHAREHOLDER PROPOSAL - ESTABLISHMENT OF                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 BOARD COMMITTEE ON HUMAN RIGHTS.

PROPOSAL #15: SHAREHOLDER PROPOSAL - DISCLOSURE OF                       SHAREHOLDER       YES        ABSTAIN           AGAINST
CHARITABLE CONTRIBUTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIDLAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G4491W100
  MEETING DATE:          9/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the new Share Option Scheme                          ISSUER          YES        AGAINST           AGAINST
[the 2008 Share Option Scheme, the rules of which are
 summarized in the circular dated 26 AUG 2008 of the
Company [Circular] and contained in the document
marked A produced to the meeting and for the purposes
 of identification, signed by the Chairman of the
meeting] to be adopted by Midland IC&I Limited and
authorize the Directors of the Company to do all such
 acts and to enter in to all such transactions,
arrangements and agreements as may be necessary or
expedient in order to give full effect to the 2008
Share Option Scheme

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIDLAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G4491W100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Ms. Tang Mei Lai, Metty as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.2: Re-elect Mr. Wong Kam Hong as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.3: Re-elect Ms. I.P. Kit Yee, Kitty as a                       ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.4: Re-elect Mr. Koo Fook Sun, Louis as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.5: Re-elect Mr. Sun Tak Chiu as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.6: Re-elect Mr. Wang Ching Miao, Wilson                        ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #3.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and to make or grant
offers, agreements and options [including warrants,
bonds, debentures and other securities which carry
rights subscribe for or are convertible into shares
of the Company]; during the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the issued share capital of the
Company otherwise than pursuant to i) a rights issue;
 ii) the exercise of rights of subscription or
conversion rights under the terms of any warrants,
bonds, debentures, notes and securities; iii) the
exercise of options or similar arrangement for the
time being adopted for the grant or issue to eligible
 persons prescribed thereunder of shares or rights to
 acquire shares in the Company; iv) any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Bye-Laws of the Company, shall not exceed 20% of
 the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies of Bermuda or the Bye-Laws to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase the shares in the capital of the
Company, on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange on
which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or any
other stock exchange, not exceeding 10% of the
aggregate nominal amount of the issued share capital
of the Company; [Authority expires the earlier of the
 conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Companies of Bermuda
or the Bye-Laws to be held]

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 set out in the notice of this
meeting, the aggregate nominal amount of shares which
 are to be repurchased by the Company pursuant to the
 authority granted to the Directors of the Company as
 mentioned in Resolution 6 set out in the notice of
this meeting shall be added to the aggregate nominal
amount of share capital that may be allotted or
agreed to be allotted by the Directors of the Company
 pursuant to Resolution 5 set out in the notice of
this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIDLAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G4491W100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the service contract dated 06                        ISSUER          YES        AGAINST           AGAINST
APR 2009 between Mr. Wong Kin Yip, Freddie and the
Company [the Service Contract], a copy of the same
having been produced at the meeting marked A and
signed by the Chairman of the meeting for
identification purposes, be and unconditionally,
confirmed and ratified and authorize the Directors of
 the Company to do such acts and execute such other
documents as they may consider necessary, desirable
or expedient to carry out or give effect to the
provisions of the Service Contract

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITAC INTERNATIONAL CORP
  TICKER:                N/A             CUSIP:     Y60847103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the the 2008 business reports                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee and monetary loans

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CHEMICAL HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J44046100
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CORPORATION
  TICKER:                N/A             CUSIP:     J43830116
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6.: Approve reserved retirement                                  ISSUER          YES          FOR               FOR
remuneration for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI TANABE PHARMA CORPORATION
  TICKER:                N/A             CUSIP:     J4448H104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI UFJ FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J44497105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Reduce
Authorized Capital to 33,920,001,000 shs. due to the
retirement of Class 8 Preferred Shares and Class 12
Preferred Shares , Approve Minor Revisions Related to
 Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI & CO.,LTD.
  TICKER:                N/A             CUSIP:     J44690139
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI SUMITOMO INSURANCE GROUP HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J45745106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and  Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZUHO FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J4599L102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Reduce Authorized                         ISSUER          YES          FOR               FOR
Capital to 28,485,271,000 shs., Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MODERN TIMES GROUP AB
  TICKER:                N/A             CUSIP:     W56523116
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Martin Borresen,                             ISSUER          NO           N/A               N/A
Lawyer, as the Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1or 2 persons to check and                       ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Determination of whether the AGM has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #6.: Receive the annual Report and Auditor's                      ISSUER          NO           N/A               N/A
 Report and the consolidated financial statements and
 the Auditor's report on the consolidated financial
statements

PROPOSAL #7.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet and of the consolidated income
statement and the consolidated balance sheet

PROPOSAL #8.: Approve a dividend of SEK 5.00 per                           ISSUER          YES          FOR               FOR
share and that the record date is proposed to be
Friday 14 MAY 2009

PROPOSAL #9.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Directors of the Board and the Chief Executive

PROPOSAL #10.: Approve that the Board of Directors                         ISSUER          YES          FOR               FOR
shall consist of 8 Members without Deputies

PROPOSAL #11.: Approve that the remuneration to the                        ISSUER          YES          FOR               FOR
Board of Directors for the period until the close of
the next AGM shall be the same remuneration per Board
 Member; due to an addition of another Board Member,
however, the total Board remuneration shall be
increased from SEK 4,375,000 to SEK 4,450,000 of
which SEK 1,100,000 shall be allocated to the
Chairman of the Board, SEK 400,000 to each of the
Directors of the Board and in total SEK 550,000 as
remuneration for the work in the committees of the
Board of Directors; for the work within the Audit
Committee, SEK 200,000 shall be allocated to the
Chairman and SEK 75,000 to each of the other 3
Members and for work within the Remuneration
Committee SEK 50,000 shall be allocated to the
Chairman and SEK 25,000 to each of the other 3
Members; and that the remuneration to the Auditors

PROPOSAL #12.: Re-elect Messrs. Asger Aamund, Mia                          ISSUER          YES          FOR               FOR
Brunell Livfors, David Chance, David Marcus, Simon
Duffy, Alexander Izosimov, Cristina Stenbeck and
elect Mr. Michael Lyton as the Directors of the
Board; re-elect Mr. David Chance as the Chairman of
the Board of Directors; acknowledge that Mr. Pelle
Tornbeg has declined re-election and the Board of
Directors at the constituent Board Meeting appoint a
Remuneration Committee and an Audit Committee within
the Board of Directors

PROPOSAL #13.: Approve the procedure of the                                ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #14.: Amend the Articles of Association, as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #15.: Approve the guidelines on remuneration                      ISSUER          YES          FOR               FOR
 for the Senior Executives

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
pass a resolution on one or more occasions for the
period up until the next AGM, on repurchasing so many
 Class A and/or Class B shares that the Company's
holding does not at any time exceed 10% of the total
number of shares in the Company; the repurchase of
shares shall take place on the NASDAQ OMX Stockholm
and may only occur at a price within the share price
interval registered at that time, where share price
interval means the difference between the highest
buying price and lowest selling price

PROPOSAL #17.a: Adopt a Performance-Based Incentive                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #17.b: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to increase the Company's
share capital by not more than SEK 1,850,000 by the
issue of not more than 370,000 Class C shares, each
with a ratio value of SEK 5.00; with disapplication
of the shareholders' preferential rights, Nordea Bank
 AB [publ] shall be entitled to subscribe for the new
 Class C shares at a subscription price corresponding
 to the ratio value of the shares

PROPOSAL #17.c: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to repurchase its own
Class C shares; the repurchase may only be effected
through a public offer directed to all holders of
Class C shares and shall comprise all outstanding
Class C shares; the purchase may be affected at a
purchase price corresponding to not less than SEK
5.00 and not more than SEK 5.10; the total price will
 not exceed SEK 1,887,000; payment for the Class C
shares shall be made in cash

PROPOSAL #17.D: Approve, by virtue of the                                  ISSUER          YES          FOR               FOR
authorization to repurchase its own shares in
accordance with Resolution 17(c), the
reclassification into Class B shares, may be
transferred to participants in accordance with the

PROPOSAL #18.: Approve the offer of reclassification                       ISSUER          YES          FOR               FOR
of Class A shares into Class B shares, as specified

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOHAWK INDUSTRIES, INC.
  TICKER:                MHK             CUSIP:     608190104
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. BRUCKMANN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. DE COCK                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. MCCURDY                                          ISSUER          YES          FOR               FOR

PROPOSAL #02: THE RATIFICATION OF THE SELECTION OF                         ISSUER          YES          FOR               FOR
KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MONDI LTD
  TICKER:                N/A             CUSIP:     S5274K103
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Elect Mr. Andrew King as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Re-elect Mr. Imogen Mkhize as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.3: Re-elect Mr. Peter Oswald as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Re-elect Sir John Parker as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Receive the report and accounts                             ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Declare a final dividend                                    ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Authorize the Audit Committee to                            ISSUER          YES          FOR               FOR
determine the Auditors' remuneration

PROPOSAL #O.10: Approve to place 5% of issued                              ISSUER          YES          FOR               FOR
ordinary shares of Mondi Limited under the control of
 the Directors of Mondi Limited

PROPOSAL #O.11: Approve to place 5% of issued special                      ISSUER          YES          FOR               FOR
 converting shares of Mondi Limited under the control
 of the Directors of Mondi Limited

PROPOSAL #O.12: Authorize the Directors to allot and                       ISSUER          YES          FOR               FOR
ordinary issue shares of Mondi Limited for cash

PROPOSAL #S.13: Authorize the Mondi Limited to                             ISSUER          YES          FOR               FOR
purchase its own shares

PROPOSAL #O.14: Receive the reports and accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.15: Approve the remuneration report                            ISSUER          YES          FOR               FOR

PROPOSAL #O.16: Declare a final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.17: Re-appoint the Auditors                                    ISSUER          YES          FOR               FOR

PROPOSAL #O.18: Authorize the Directors to determine                       ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #O.19: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.20: Authorize the Directors to display                         ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.21: Authorize the Mondi Plc to purchase                        ISSUER          YES          FOR               FOR
its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MONDI PLC, LONDON
  TICKER:                N/A             CUSIP:     G6258S107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Andrew King as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect Mr. Imogen Mkhize as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Peter Oswald as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir John Parker as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #7.: Declare a final dividend of 63.34650                         ISSUER          YES          FOR               FOR
cents per Mondi Limited share

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 and Bronwyn Nosworthy as the Registered Auditor of
the Mondi Limited

PROPOSAL #9.: Authorize the Directors of Mondi                             ISSUER          YES          FOR               FOR
Limited to fix the remuneration of Deloitte and Touche

PROPOSAL #10.: Approve to place 5% of the issued                           ISSUER          YES          FOR               FOR
ordinary shares of Mondi Limited under the control of
 the Directors of Mondi Limited

PROPOSAL #11.: Approve to place 5% of the issued                           ISSUER          YES          FOR               FOR
special converting shares of Mondi Limited under the
control of the Directors of Mondi Limited

PROPOSAL #12.: Authorize the Directors to allot and                        ISSUER          YES          FOR               FOR
issue ordinary shares of Mondi Limited for cash

PROPOSAL #S.13: Authorize the Mondi Limited to                             ISSUER          YES          FOR               FOR
purchase its own shares

PROPOSAL #14.: Receive the report and accounts                             ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #16.: Declare a final dividend of 5.0 Euro                        ISSUER          YES          FOR               FOR
cents per Mondi Plc share

PROPOSAL #17.: Reappoint Deloitte and Touche as the                        ISSUER          YES          FOR               FOR
Auditors of Mondi Plc

PROPOSAL #18.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #19.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.20: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.21: Authorize the Mondi Plc to purchase                        ISSUER          YES          FOR               FOR
its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOODY'S CORPORATION
  TICKER:                MCO             CUSIP:     615369105
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EWALD KIST                             ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: HENRY A.                               ISSUER          YES          FOR               FOR
MCKINNELL, JR., PH.D.

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN K. WULFF                          ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #03: STOCKHOLDER PROPOSAL TO ADOPT A POLICY                     SHAREHOLDER       YES        AGAINST             FOR
THAT THE CHAIRMAN OF THE COMPANY'S BOARD OF DIRECTORS
 BE AN INDEPENDENT DIRECTOR.

PROPOSAL #04: STOCKHOLDER PROPOSAL TO ADOPT A POLICY                     SHAREHOLDER       YES        AGAINST             FOR
REQUIRING SENIOR EXECUTIVES TO RETAIN A SIGNIFICANT
PERCENTAGE OF COMPANY SHARES UNTIL TWO YEARS
FOLLOWING TERMINATION OF THEIR EMPLOYMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MORGAN STANLEY
  TICKER:                MS              CUSIP:     617446448
  MEETING DATE:          2/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE CONVERSION TERMS OF                           ISSUER          YES          FOR               FOR
MORGAN STANLEY'S SERIES B NON-CUMULATIVE NON-VOTING
PERPETUAL CONVERTIBLE PREFERRED STOCK, THE ISSUANCE
OF MORGAN STANLEY'S COMMON STOCK PURSUANT TO SUCH
TERMS AND POTENTIAL EQUITY ISSUANCES CONTEMPLATED BY
INVESTOR AGREEMENT, DATED AS OF OCTOBER 13, 2008, AS
AMENDED, BY AND BETWEEN MORGAN STANLEY AND MITSUBISHI
 UFJ FINANCIAL GROUP, INC.

PROPOSAL #02: TO APPROVE THE ADJOURNMENT OF THE                            ISSUER          YES          FOR               FOR
SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO
SOLICIT ADDITIONAL PROXIES IF (A) THERE ARE
INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING
 TO APPROVE PROPOSAL 1 OR (B) A QUORUM IS NOT PRESENT
 AT THE TIME OF THE SPECIAL MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MORGAN STANLEY
  TICKER:                MS              CUSIP:     617446448
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROY J. BOSTOCK                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ERSKINE B. BOWLES                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: HOWARD J. DAVIES                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: NOBUYUKI HIRANO                        ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: C. ROBERT KIDDER                       ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN J. MACK                           ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DONALD T.                              ISSUER          YES          FOR               FOR
NICOLAISEN

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES H. NOSKI                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HUTHAM S. OLAYAN                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: CHARLES E.                             ISSUER          YES          FOR               FOR
PHILLIPS, JR.

PROPOSAL #1K: ELECTION OF DIRECTOR: O. GRIFFITH SEXTON                     ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: LAURA D. TYSON                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &                      ISSUER          YES          FOR               FOR
 TOUCHE LLP AS INDEPENDENT AUDITOR

PROPOSAL #03: TO APPROVE THE COMPENSATION OF                               ISSUER          YES          FOR               FOR
EXECUTIVES AS DISCLOSED IN THE PROXY STATEMENT

PROPOSAL #04: TO AMEND THE 2007 EQUITY INCENTIVE                           ISSUER          YES          FOR               FOR
COMPENSATION PLAN

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING SPECIAL                     SHAREHOLDER       YES        AGAINST             FOR
SHAREOWNER MEETINGS

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
INDEPENDENT CHAIR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOTOROLA, INC.
  TICKER:                MOT             CUSIP:     620076109
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: G. BROWN                               ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: D. DORMAN                              ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: W. HAMBRECHT                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: S. JHA                                 ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: J. LEWENT                              ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: K. MEISTER                             ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: T. MEREDITH                            ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: S. SCOTT III                           ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: R. SOMMER                              ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J. STENGEL                             ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: A. VINCIQUERRA                         ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: D. WARNER III                          ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: J. WHITE                               ISSUER          YES          FOR               FOR

PROPOSAL #02: AMENDMENT TO THE COMPANY'S RESTATED                          ISSUER          YES          FOR               FOR
CERTIFICATE OF INCORPORATION TO CHANGE PAR VALUE

PROPOSAL #03: AMENDMENT TO EXISTING EQUITY PLANS TO                        ISSUER          YES          FOR               FOR
PERMIT A ONE-TIME STOCK OPTION EXCHANGE PROGRAM

PROPOSAL #04: AMENDMENT TO THE MOTOROLA EMPLOYEE                           ISSUER          YES          FOR               FOR
STOCK PURCHASE PLAN OF 1999

PROPOSAL #05: STOCKHOLDER ADVISORY VOTE ON EXECUTIVE                       ISSUER          YES          FOR               FOR
COMPENSATION

PROPOSAL #06: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #07: SHAREHOLDER PROPOSAL RE: CUMULATIVE                        SHAREHOLDER       YES        AGAINST             FOR
VOTING

PROPOSAL #08: SHAREHOLDER PROPOSAL RE: SPECIAL                           SHAREHOLDER       YES        AGAINST             FOR
SHAREOWNER MEETINGS

PROPOSAL #09: SHAREHOLDER PROPOSAL RE: A GLOBAL SET                      SHAREHOLDER       YES        ABSTAIN           AGAINST
OF CORPORATE STANDARDS AT MOTOROLA FOR HUMAN RIGHTS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG
  TICKER:                N/A             CUSIP:     D55535104
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Submission of the report of the                             ISSUER          NO           N/A               N/A
Supervisory Board and the corporate governance report
 including the remuneration report for the financial
year 2008

PROPOSAL #1.B: Submission of the adopted Company                           ISSUER          NO           N/A               N/A
financial statements and management report for the
financial year 2008, the approved consolidated
financial statements and management report for the
Group for the financial year 2008, and the
explanatory report on the information in accordance
with Sections 289 para. 4 and 315 para. 4 of the
German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
net retained profits

PROPOSAL #3.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Board of Management

PROPOSAL #4.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.: Authorisation to buy back and use own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.: Authorisation to buy back own shares                         ISSUER          YES          FOR               FOR
using derivatives

PROPOSAL #7.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Peter Gruss

PROPOSAL #7.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Henning Kagermann

PROPOSAL #7.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Peter L scher

PROPOSAL #7.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Wolfgang Mayrhuber

PROPOSAL #7.5.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Karel Van Miert

PROPOSAL #7.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. e. h. Bernd Pischetsrieder

PROPOSAL #7.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Anton van Rossum

PROPOSAL #7.8.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Dr. Hans-J rgen Schinzler

PROPOSAL #7.9.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. Ron Sommer

PROPOSAL #7.10.: Elections to the Supervisory Board:                       ISSUER          YES          FOR               FOR
Dr. Thomas Wellauer

PROPOSAL #8.: Resolution to cancel Contingent Capital                      ISSUER          YES          FOR               FOR
 2003 I as well as the existing authorisation for
increasing the share capital under Authorised Capital
 Increase 2004, to replace this with a new
authorisation Authorised Capital Increase 2009 and to
 amend Article 4 of the Articles of Association

PROPOSAL #9.: Resolution to amend Articles 3 (entry                        ISSUER          YES          FOR               FOR
in the shareholder's register) and 6 (registration
for the Annual General Meeting) of the Articles of
Association

PROPOSAL #10.: Resolution to amend Article 7 of the                        ISSUER          YES          FOR               FOR
Articles of Association (electronic participation in
the Annual General Meeting and postal vote)

PROPOSAL #11.: Resolution to amend Articles 12 and 13                      ISSUER          YES          FOR               FOR
 of the Articles of Association (Supervisory Board)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTI PURPOSE HOLDINGS BHD MPH
  TICKER:                N/A             CUSIP:     Y61831106
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that, subject to the approvals                       ISSUER          YES          FOR               FOR
being obtained from the Securities Commission [SC]
and all other relevant authorities [if any], the
shareholdings of CMSB and persons acting in concert
with CMSB, namely Dato' Surin Upatkoon, Dato' Lim
Tiong Chin, Datin Suwini Bingei, Mr. Maythini
Upatkoon, Mr. Krian Upatkoon, Mr. Lvevei Upatkoon and
 Caterine Limited [collectively known as the PAC] to
increase, either collectively and/or individually, to
 more than 33% and thereafter to increase by more
than 2% in any 6 month period as a result of a
reduction of the voting shares of the Company arising
 from the purchase by MPHB of its own shares under
the authority to the Company to purchase and/or hold
MPHB shares of up to 10% of the issued and paid-up
share capital of the Company, which was approved by
the shareholders of the Company at the AGM held on 19
 JUN 2008 [Share Buy-Back Renewal] without having to
undertake any mandatory offer that could arise
pursuant to the provisions of the Malaysian Code on
Take-overs and Mergers, 1998 [code] to acquire the
remaining MPHB shares not already held by CMSB and
the PAC in conjunction with an application by CMSB
and the PAC to the SC under Practice Note 2.9.10 of
the code, as amended from time to time; authorize the
 Directors of the Company to take such steps as are
necessary or expedient to implement, finalize or to
give full effect to the proposed 2.9.10 Exemption
with full power to assent to any conditions,
modifications, variations and/or amendments as may be
 imposed and/or permitted by the relevant authorities
 and to deal with all matters relating thereto and/or
 to do all such acts and things as the Directors may
deem fit and expedient in the best interest of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTI PURPOSE HOLDINGS BHD MPH
  TICKER:                N/A             CUSIP:     Y61831106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend consisting of                       ISSUER          YES          FOR               FOR
5 sen gross per share less income tax of 25%, in
respect of the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 560,000 in respect of the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Dato' Surin Upatkoon as a                           ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the Article
81 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Wong Puan Wah as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Article
81 of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Datuk Razman Md. Hashim as a                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
conclusion of the next AGM of the Company pursuant to
 Section 129(6) of the Companies Act, 1965

PROPOSAL #6.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix the remuneration

PROPOSAL #7.: Authorize the Directors, subject always                      ISSUER          YES          FOR               FOR
 to the Companies Act, 1965, the Articles of
Association of the Company and the approvals of the
relevant governmental and/or regulatory authorities,
pursuant to Section 132D of the Companies Act, 1965,
to issue shares in the Company from time to time and
upon such terms and conditions and for such purposes
as the Directors may deem fit provided that the
aggregate number of shares issued pursuant to this
resolution does not exceed 10% of the total issued
and paid-up share capital of the Company; [Authority
expires at the conclusion of the next AGM of the
Company]

PROPOSAL #8.: Approve, subject always to the                               ISSUER          YES          FOR               FOR
Companies Act, 1965, Memorandum and Articles of
Association, the listing requirements of the Bursa
Malaysia Securities Berhad [Bursa Malaysia], to renew
 the Company's mandate granted by the shareholders of
 the Company at the thirty-second AGM of the Company
held on 19 JUN 2008, authorizing the Company to
purchase and/or hold as treasury shares from time to
time and at any time such amount of ordinary shares
of MYR 1.00 each in the Company as may be determined
by the Directors of the Company from time to time
through Bursa Malaysia upon such terms and conditions
 as the Directors may deem fit and expedient in the
interest of the Company [Proposed Share Buy-Back]
provided that: a) the maximum number of shares which
may be purchased and/or held as treasury shares by
the Company at any point of time pursuant to the
Proposed Share Buy-Back shall not exceed 10% of the
total issued and paid-up share capital of the Company
 provided always that in the event that the Company
ceases to hold all or any part of such shares as a
result of, amongst others, cancellation of shares,
sale of shares on the open market of the Bursa
Malaysia or distribution of treasury shares to
shareholders as dividend, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall, in aggregate
with the shares then still held by the Company, not
exceed 10% of the total issued and paid-up share
capital of the Company for the time being quoted on
the Bursa Securities; and b) the maximum amount of
funds to be allocated by the Company pursuant to the
Proposed Share Buy-Back shall not exceed the sum of
share premium account of the Company as at 31 DEC
2008, the audited share premium account of the
Company is MYR 844.475 million and MYR 803.211
million respectively; and authorize the Directors to
decide in their discretion to deal in any of the
following manners the shares in the Company purchased
 by the Company pursuant to the Proposed Share Buy-
Back: i) to cancel the shares purchased; and/or ii)
to retain the shares purchased as treasury shares, to
 be either distributed as share dividends to the
shareholders and/or re-sold on the open market of the
 Bursa Malaysia and/or subsequently cancelled; and/or
 iii) a combination of i) and ii); [Authority expires
 the earlier of the conclusion of the next AGM or the
 expiry of the period within which the next AGM is
required by law to be held]; and to take all such
steps as are necessary or expedient or to give effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTI-FINELINE ELECTRONIX, INC.
  TICKER:                MFLX            CUSIP:     62541B101
  MEETING DATE:          3/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PHILIPPE LEMAITRE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD SCHWANZ                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHOON SENG TAN                                       ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF THE AMENDMENT OF THE                             ISSUER          YES        AGAINST           AGAINST
AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN AND
REAPPROVAL OF ANNUAL AWARD LIMITS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NAMCO BANDAI HOLDINGS INC.
  TICKER:                N/A             CUSIP:     J48454102
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Change Company's                          ISSUER          YES          FOR               FOR
Location to Shinagawa-ku, Approve Minor Revisions
Related to Dematerialization of Shares and the other
Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NASH-FINCH COMPANY
  TICKER:                NAFC            CUSIP:     631158102
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT L. BAGBY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALEC C. COVINGTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SAM K. DUNCAN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICKEY P. FORET                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUGLAS A. HACKER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HAWTHORNE L. PROCTOR                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM R. VOSS                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO OUR RESTATED                      ISSUER          YES          FOR               FOR
 CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS
TO REMOVE DIRECTORS WITH OR WITHOUT CAUSE BY A
MAJORITY VOTE.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO OUR RESTATED                      ISSUER          YES          FOR               FOR
 CERTIFICATE OF INCORPORATION TO ELIMINATE ADVANCE
NOTICE PROVISIONS FOR DIRECTOR NOMINATIONS FROM THE
RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL #04: TO CONSIDER AND ACT UPON A PROPOSAL TO                       ISSUER          YES          FOR               FOR
APPROVE THE NASH-FINCH COMPANY 2009 INCENTIVE AWARD
PLAN.

PROPOSAL #05: TO CONSIDER AND ACT UPON A PROPOSAL TO                       ISSUER          YES          FOR               FOR
APPROVE THE NASH-FINCH COMPANY PERFORMANCE INCENTIVE
PLAN.

PROPOSAL #06: TO RATIFY THE SELECTION OF ERNST &                           ISSUER          YES          FOR               FOR
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

PROPOSAL #07: TO TRANSACT SUCH OTHER BUSINESS AS MAY                       ISSUER          YES        AGAINST           AGAINST
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
OR POSTPONEMENT THEREOF.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NASPERS LTD
  TICKER:                N/A             CUSIP:     S53435103
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                           ISSUER          YES          FOR               FOR
statements of the Company and the group of the 12
months ended 31 MAR 2008 and the reports of the
Directors and the Auditors

PROPOSAL #O.2: Approve the confirmation of dividends                       ISSUER          YES        AGAINST           AGAINST
in relation to the N ordinary and A ordinary shares
of the Company

PROPOSAL #O.3: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
executive Directors for the YE 31 MAR 2008

PROPOSAL #O.4: Re-appoint the Firm                                         ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Inc. as the Auditor for the
period until the conclusion of the next AGM of the
Company

PROPOSAL #O.5: Approve the appointment of Mr. J.P.                         ISSUER          YES          FOR               FOR
Bekker, as a Managing Director of a fixed terms of 5
years with effect form 01 APR 2008

PROPOSAL #O.6.1: Re-elect Prof. G.J. Gerwel as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.6.2: Re-elect Mr. B.J. Van Der Ross as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.6.3: Re-elect Mr. J.J.M. Van Zyl as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #O.7: Approve to place authorized but                             ISSUER          YES        AGAINST           AGAINST
unissued share capital of the Company under the
control of the Directors and to grant, until the next
 AGM of the Company; an unconditional general
authority to the Directors, to allot and issue in
their discretion [but subject to the provisions of
Section 221 of the Companies Act, No 61 of 1973, as
amended (the Act) and the requirements of the JSE
Limited (the JSE) and any other exchange on which the
 shares of the Company may be quoted or listed form
time to time] the unissued shares of the Company on
such terms and conditions and to such persons whether
 they be shareholders o not, as the Directors in
their discretion deem fit

PROPOSAL #O.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
minimum of 75% of the votes of shareholders of the
Company present in persons or by proxy AGM and
entitled to vote, Voting infavour thereof, to issue
unissued shares or a class if shares already in issue
 in the capital of the Company for cash as and when
the opportunity arises subject to the requirements of
 the JSE, including the following: that a paid press
announcement giving full details, including the
impact on the net asset value and earning per share,
will be published at the time of any issue
representing, on a cumulative basis within 1 year, 5%
 or more of the number of shares o that class in
issue prior to the issue; the aggregate issue of nay
particular class of shares in any FY will nor exceed
5% of the issued number of that class of shares
[including securities that are compulsory convertible
 ion to shares of that class] that in determining the
 price at which an issue of shares will be made in
terms of this authority, the discount at which the
shares may be issued may not exceed 10% of the
weighted average traded price of the shares in
questions, as determined over the 30 business days
prior to the date that the price if the issue is
determined, and that the shares will only be issued
to public shareholders as specified in the Listing
Requirements of the JSE, and not to related parties;
[Authority expires the earlier of the conclusion of

PROPOSAL #S.1: Authorize the Company or any of its                         ISSUER          YES          FOR               FOR
subsidiaries, by way of general authority, to acquire
 N ordinary shares issued by the Company, in terms of
 and Sections 85(2) and 85(3) of the Companies Act 61
 of 1973, as amended, and in terms of the rules and
requirements of the JSE being that: any such
acquisition of N ordinary shares shall be effected
thorough the order book operated by the JSE trading
system and done without any prior understanding or
arrangement; an announcement is published as soon as
the Company or any of its subsidiaries have acquired
N ordinary shares constituting, on a cumulative
basis, 3% of the number of N ordinary shares in issue
 prior to the acquisition pursuant to which the
aforesaid 3% threshold is reached, and for each 3% in
 aggregate acquires thereafter, containing full
details of such acquisition; acquisition of N
ordinary shares in aggregate in any 1 FY may not
exceed 20% of the Company's N ordinary issued share
capital as at the date of passing of this special
resolution; in determining the price at which N
Ordinary shares issued by the Company are acquired by
 it or any its subsidiaries in terms of this general
authority, the maximum premium at which such N
ordinary shares may be acquired will not exceed 10%
of the weighted average of the market value at which
N ordinary shares are traded on the JSE as determined
 over the 5 business days immediately preceding the
date of the repurchase of such N ordinary shares by
the Company or nay of its subsidiaries; the Company
has been given authority by its Articles of
Association; at any point , the Company may only
appoint 1 agent to effect any repurchase on the
Company's behalf; the Company sponsor must confirm
the adequacy of the Company's working capital for
purposes of undertaking the repurchase of N ordinary
shares in writing to the JSE Ltd before entering the
market for the repurchase; the Company remaining in
compliance with the minimum shareholder spread
requirements of the JSE Listings Requirements; and
the Company and/or its subsidiaries not repurchasing
any N ordinary shares during a prohibited period as
defined by the JSE Ltd Listings Requirements; before
the general repurchase is effected the Directors
having considered the effects of the repurchase of
the maximum number of N ordinary shares in terms of
the foregoing general authority, will ensure that for
 a period of 12 months after the date of the notice
of AGM; the Company and the group will be able in the
 ordinary course of business to pay their debts; the
assets of the Company and the group finally valued in
 accordance with International; Financial Reporting
Standards, will exceed the liabilities of the company
 and the group; and the Company and the group's
ordinary share capital, reserves and working capital
will be adequate or ordinary business purpose as
specified; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 15

PROPOSAL #S.2: Authorize the Company or any of its                         ISSUER          YES        AGAINST           AGAINST
subsidiaries by way of an general authority to
acquire A ordinary shares issued by the Company, in
terms of and subject to Sections 85(2) and 85(3) of
the Companies Act 61 of 1973 as amended

PROPOSAL #S.3: Approve to change the Articles of the                       ISSUER          YES          FOR               FOR
Company to inset he words 'of the transfer secretary'
 of the directly after the word 'office' in the first
 line Paragraph 34.2 [ the Articles of Association of
 the Company were register in Afrikaans and the
amended text appearing in this resolution is a free
translation of the Afrikaans text]

PROPOSAL #O.9: Authorize each of the Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company to do all things, perform all acts and sign
all documents necessary to effect the implementation
of the ordinary and special resolutions adopted at
this AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL OILWELL VARCO, INC.
  TICKER:                NOV             CUSIP:     637071101
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MERRILL A.                             ISSUER          YES          FOR               FOR
MILLER, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: GREG L. ARMSTRONG                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID D. HARRISON                      ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF INDEPENDENT AUDITORS                          ISSUER          YES          FOR               FOR

PROPOSAL #3: APPROVAL OF AMENDMENT TO NATIONAL                             ISSUER          YES          FOR               FOR
OILWELL VARCO LONG-TERM INCENTIVE PLAN

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATUZZI S.P.A.
  TICKER:                NTZ             CUSIP:     63905A101
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF THE MEMBERS OF THE BOARD                      ISSUER          YES          FOR               FOR
 OF DIRECTORS AND DETERMINATION OF THEIR COMPENSATION

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATUZZI S.P.A.
  TICKER:                NTZ             CUSIP:     63905A101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE FINANCIAL STATEMENTS OF                      ISSUER          YES          FOR               FOR
 THE COMPANY FOR THE FISCAL YEAR ENDED ON DECEMBER
31, 2008 AND THE RELATED REPORTS OF THE BOARD OF
DIRECTORS, BOARD OF STATUTORY AUDITORS AND COMPANY'S
EXTERNAL AUDITORS.

PROPOSAL #02: PRESENTATION OF THE COMPANY'S                                ISSUER          YES          FOR               FOR
CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR
 ENDED ON DECEMBER 31, 2008 AND THE RELATED REPORTS
OF THE BOARD OF DIRECTORS, BOARD OF STATUTORY
AUDITORS AND COMPANY'S EXTERNAL AUDITORS.

PROPOSAL #03: PROPOSAL REGARDING THE COVERAGE OF THE                       ISSUER          YES          FOR               FOR
NET LOSSES OF EXERCISE 2008.

PROPOSAL #04: NOMINATION OF A MEMBER OF THE BOARD OF                       ISSUER          YES        AGAINST           AGAINST
DIRECTORS.

PROPOSAL #05: AUTHORIZATION FOR THE BUYBACK PROGRAM.                       ISSUER          YES          FOR               FOR

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  ISSUER:                NCI BUILDING SYSTEMS, INC.
  TICKER:                NCS             CUSIP:     628852105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: LARRY D. EDWARDS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ED L. PHIPPS                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W. BERNARD PIEPER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN K. STERLING                                     ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: APPROVAL OF THE 2003 LONG-TERM STOCK                         ISSUER          YES          FOR               FOR
INCENTIVE PLAN, AS AMENDED AND RESTATED.

PROPOSAL #03: RATIFICATION OF ERNST & YOUNG LLP FOR                        ISSUER          YES          FOR               FOR
FISCAL 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEC CORPORATION
  TICKER:                N/A             CUSIP:     J48818124
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reduction of Legal Capital Surplus and                       ISSUER          YES          FOR               FOR
Legal Retained Earnings and Appropriation of Surplus

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEC ELECTRONICS CORPORATION
  TICKER:                N/A             CUSIP:     J4881U109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Adopt
Restriction to the Rights for Odd-Lot Shares, Allow
Use of Treasury Shares for Odd-Lot Purchases

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEDBANK GROUP
  TICKER:                N/A             CUSIP:     S5518R104
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the interim dividend of 310                          ISSUER          YES          FOR               FOR
cents per ordinary share declared by the Board of
Directors on 05 AUG 2008 and the final dividend of a
number of Nedbank Group to be determined in terms of
the capitalization award ratio, for every 100 Ned
bank Group shares held to those Members elected [or
were deemed to have elected] the capitalization award
 and 310 cents per ordinary share to those Members
not elect to receive capitalization shares, declared
by the Board of Directors on 25 FEB 2009

PROPOSAL #3.1: Re-elect Dr. RJ Khoza as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires by rotation in terms of the
 Company's Articles of Association

PROPOSAL #3.2: Re-elect Mr. MA Enus-Brey as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
terms of the Company's Articles of Association

PROPOSAL #3.3: Re-elect Prof. MM Katz, as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.4: Re-elect Mr. JB Magwaza as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.5: Re-elect Mr. ME Mkwanzi as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.6: Re-elect Mr. ML Ndlovu as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #3.7: Re-elect Ms. GT Serobe as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in terms of
the Company's Articles of Association

PROPOSAL #4.1: Re-elect Mr. A de VC Knott-Craig as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires in terms of the
Company's Articles of Association

PROPOSAL #4.2: Re-elect Ms. NP Mnxasana as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in terms of the
Company's Articles of Association

PROPOSAL #5.: Approve the Non-Executive Director's                         ISSUER          YES          FOR               FOR
fees
PROPOSAL #6.: Approve the remuneration paid to                             ISSUER          YES          FOR               FOR
Executive Directors

PROPOSAL #7.: Re-appoint Deloitte & Touche [with the                       ISSUER          YES          FOR               FOR
designated Auditors currently being Mr. D Shipp] and
KPMG Inc [with the designated Auditor currently being
 Ms. TA Middlemiss], as the Joint Auditors to hold
office from the conclusion of 42nd AGM until the
conclusion of next AGM of Nedbank Group

PROPOSAL #8.: Authorize the Nedbank Group Audit                            ISSUER          YES          FOR               FOR
Committee to determine the remuneration of the
Company's Auditors and the Auditor's terms of
engagement

PROPOSAL #9.O.1: Authorize the Directors to place the                      ISSUER          YES        AGAINST           AGAINST
 authorized, but unissued, ordinary shares in the
share capital of Nedbank Group under the control of
the Directors to allot these shares on such terms and
 conditions and at such times as they deem fit,
subject to the provisions of the Companies Act, 61 of
 1973, as amended [the Act], the Act, 94 of 1990, as
amended [the Banks Act], and the JSE Limited [JSE]
Listings Requirements; the issuing of shares granted
under this authority will be limited to Nedbank
Group's existing contractual obligations to issue
shares, including for purposes of Nedbank Group's BEE
 transaction approved in 2005 and the NedNamibia BEE
transaction approved in 2006, and scrip dividend
and/or capitalization share award, and shares
required to be issued for the purpose of carrying out
 the terms of the Nedbank Group share incentive
schemes as well as any alternative coupon settlement
mechanism relating to issues, from time to time, of
the Nedbank Limited Tier 1 hybrid debt capital

PROPOSAL #10O.2: Amend the paragraph 12.1.2 of The                         ISSUER          YES          FOR               FOR
Nedbank Group [2005] share Scheme rules, by deleting
the specified words

PROPOSAL #11S.1: Authorize the Company or any of its                       ISSUER          YES          FOR               FOR
subsidiaries, in terms of a general authority
contemplated in Sections 85(2) and 85(3) of the
Companies Act, 61 of 1973, as amended [the Act], to
acquire the Company's issued shares from time to time
 such terms and conditions and in such amounts as the
 Directors of the Company may from time to time
decide, not exceeding in aggregate 10% of the
Company's issued ordinary share capital in any 1 FY,
to the extent required, of the Register of Banks, the
 provisions of the Act, the Banks Act, 94 of 1990, as
 amended and the JSE Limited [JSE] Listing
Requirements, subject to the following limitations:
a) the repurchase of securities shall be effected
through the main order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counterparty; b) authorization thereto given by
the Company's Articles of Association; c) the Company
 and the Nedbank Group shall be in a position to
repay its debt in the ordinary course of business for
 a period of 12 months after the decision by the
Directors of the Company to repurchase shares in the
open market; d) the assets of the Company and the
Nedbank Group shall be in excess of the liabilities
of the Company and the Nebbank Group for a period of
12 months after the decision by the Directors of the
Company to repurchase shares in the open market for
this purpose the assets and liabilities shall be
recognized and measured in accordance with the
accounting policies used in the latest audited
consolidated annual financial statements; e) the
ordinary capital and reserves of the Company and the
Nedbank Group shall be adequate for ordinary business
 purposes for the 12 months after the decision by the
 Directors of the Company to repurchase shares in the
 open market; f) the available working capital shall
be adequate to continue the operations of Company and
 the Nedbank Group for a period of 12 months after
the decision by the Directors to repurchase shares in
 the open market; g) after such repurchase the
Company shall continue to comply with Paragraphs 3.37
 to 3.41 of the JSE Listings Requirements concerning
shareholder spread requirements; h) the Company or
its subsidiaries shall not repurchase securities
during a prohibited period, as specified; i) at any
point in time the Company shall appoint only 1 agent
to effect any repurchase(s) on its behalf: in terms
of the proposed special resolution the maximum number
 of Nedbank Group shares that may be repurchased
during the term of this authority, subject to above,
amounts to 46,839,940 shares [10% of 468,939,397
shares in issue as at 03 MAR 2009]; [Authority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEDBANK GROUP
  TICKER:                N/A             CUSIP:     S5518R104
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve that, without derogating from                       ISSUER          YES          FOR               FOR
the general authority authorizing the issue of shares
 in the authorized, but unissued, share capital of
the Company for purposes of the Company's BEE
transaction approved in 2005, the NedNamibia BEE
transaction approved in 2006, any scrip dividend
and/or capitalization share award, carrying out the
terms of the Company's share incentive schemes and
any alternative coupon settlement mechanism relating
to issues of the Company's and Tier 1 hybrid debt
capital instruments, granted at the Nedbank Group
Limited AGM held on 14 MAY 2009, a further 12,855,359
 ordinary shares in the authorized, but unissued,
share capital of the Company be placed under
authority the control of the Directors, by way of
specific authority under Section 221 of the Companies
 Act, 61 of 1973, as amended or re-enacted, [the
Companies Act] to allot and issue all or some of such
 shares on the terms and conditions set forth in the
agreements tabled at the meeting and initialled for
identification by the Chairperson, subject to the
provisions of the Companies Act, the Banks Act, 94 of
 1990, as amended, and the JSE Limited Listings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEOPOST SA, BAGNEUX
  TICKER:                N/A             CUSIP:     F65196119
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the Company's
financial statements for the YE on 31 JAN 2008 as
presented

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: prior retained
earnings: EUR 56,388,270.72, income for the FY: EUR
106,709,418.78, balance available for distribution:
EUR 163,097,689.50, dividends: EUR 112,822,032.90
retained earning: EUR 50,275,656.60, the shareholders
 will receive net dividend of EUR 3.65 per share, and
 will entitle to the 40% deduction provided by the
French Tax Code; this dividend will be paid on 15 JUL
 2008; the event that the Company holds some of its
own shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
retained earnings account; authorize the Board of
Directors with power of delegation in the statutory
conditions, to deduct from the account retained
earnings or share premium or conversion premium
required amounts for the payment of the dividend
attached to the created shares, further to the
exercise of issuance of stock options between 01 FEB
2008, and the date of payment of the dividend, as
required by law, it is reminded that, for the last
three FYs, the dividends paid, were as follows: EUR
111,527,174.50 for FY 2005 and ordinary dividend of
EUR 1.50 was paid and an exceptional dividend of EUR
2.00 per share EUR 95,721,261.00 for FY 2006, an
ordinary dividend of EUR 2.20 was paid and an
exceptional dividend of EUR 0.80 per share EUR
103,627,590.00 for FY 2007, a dividend of EUR 3.00

PROPOSAL #O.3: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by the Article
L.225.38 of the French Commercial Code, approve the
said report and the agreements referred to therein

PROPOSAL #O.5: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 320,000.00 to the Board of Directors

PROPOSAL #O.6: Appoint Mr. Raymond Svider's as a                           ISSUER          YES          FOR               FOR
Director expires this last not request the renewal of
 his term of office

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. M. Cornelius Geber as a Director for a 3 year
period

PROPOSAL #O.8: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. M. Michel Rose as a Director for a 3 year period

PROPOSAL #O.9: Approve the resignation of Mr. M.                           ISSUER          YES          FOR               FOR
Christian Chochon as supplying statutory Auditor;
appoint Messrs.Societe Auditex as supplying statutory
 Auditor for 6 year period

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
funds invested in the share buybacks: 10% of the
share capital; this authorization is given for an 18
month period; authorize the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this authorization supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 10 JUL 2007

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or occasions, in france
or abroad, by a maximum nominal amount of EUR
5,000,000.00 by issuance, with preferred subscription
 rights maintained of ordinary shares and or
securities, the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
250,000,000.00, this authorization is granted for a
26 month period; this amount shall count against the
overall value set forth in resolution number 12,14
and 15; the shareholders meeting decides to chance
the shareholders preferential subscription rights in
favour of holders of securities the authorization
supersedes the fraction unused of this authorization
granted by the shareholders, meeting of 10 JUL 2007
in its resolution number 15

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued in the
 event of a capital increase with or without
preferential subscription right of shareholders at
the same price as the initial issue, with in 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue; this delegation
 is granted for a 26 month period; this authorization
 supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 10 JUL 2007
in its resolution number 16

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by a maximum
nominal amount of EUR 30,000,000.00 by way of
capitalizing reserves, profits, premiums or other
means provided that such capitalization is allowed by
 law and under the By-Laws, by issuing bonus shares
or raising the par value of existing shares, or by a
combination of these methods; this authorization is
given for a 26 month period; this authorization
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 10 JUL 2007
in its resolution number 17

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or more occasions in
France or abroad, by a maximum nominal amount of 10%
of the share capital, by issuance with abolition of
subscription rights maintained, of ordinary shares
and or securities in order to pay contributions in
kind; this authorization is granted for a 26 month
period'; this amount shall count against the overall
value set forth in resolution number 11; approve to
cancel the shareholders preferential subscription
rights in favor of the holders of securities;
authorize the Board of Directors to take all
necessary measure and accomplish all necessary
formalities; this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 10 JUL 2007 in its

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's equity securities or securities
giving access to the Company's share capital, in
consideration for securities tendered in a public
exchange offer initiated by the Company concerning
the shares of another Company; this authorization is
granted for a 26 month period; approve to cancel the
shareholders' preferential subscription rights in
favor of holders of securities; this amount shall
count against the overall value set forth in
resolution number 11; authorize the Board of
Directors to take all necessary measure and
accomplish all necessary formalities; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 10 JUL 2007 in its resolution number 19

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions
at its sole discretion, in favor of employees and
corporate officers of the Company who are Members of
Company savings plan; this delegation is given for a
26 month period and for a nominal amount that shall
not exceed EUR 600,000.00; approve to cancel the
shareholders' preferential subscription rights in
favor of Members of a corporate savings plan;
authorize the Board of Directors to take all
necessary measures and accomplish all necessary
formalities; authorize the Board of Directors to
charge the issuance costs against the related
premiums and deduct from the premiums the amounts
necessary to raise the legal reserve to one tent of
the new capital after each increase; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of
10 JUL 2007 in its resolution number 20

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions
at its sole discretion, to the benefit of financial
institutions or to Companies created specifically to
implement a wage plan to the advantage of the
employees of certain subsidiary Companies or foreign
branches of the group equivalent to the savings plan
of the French and foreigner Companies of the group in
 force; this delegation is given for a 18 month
period and for a nominal amount that shall not exceed
 EUR 600,000.00; approve to cancel the shareholders'
preferential subscription rights in favor of the
beneficiary; authorize the Board of Directors to take
 all necessary measures and accomplish all necessary
formalities; authorize the Board of Directors to
charge the share issuance costs against the related
premiums and deduct from the premiums the amounts
necessary to raise the legal reserve to one tenth of
the new capital after each increase; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 10 JUL 2007 in its resolution number 21

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a stock repurchase plan up to a maximum of 10% of the
 share capital over a 24 month period; this
authorization is given for a 18 month period; this
delegation of powers supersedes any and all earlier
delegations to the same effect

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, in one or several times in France or abroad,
securities giving the right to the allocation of debt
 securities and bonds matched by bond giving the
right to subscribe to warrants and more generally by
securities; the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
250,000,000.00 ; this authorization granted for a 26
month period; authorize the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this delegation of powers
supersedes any and all earlier delegations to the

PROPOSAL #E.20: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEPTUNE ORIENT LINES LTD
  TICKER:                N/A             CUSIP:     V67005120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and accounts for the FYE 26 DEC 2008 and the
Auditors' report thereon

PROPOSAL #2.: Approve the declaration of a final tax                       ISSUER          YES          FOR               FOR
exempt [1-tier] dividend of 4.00 Singapore cents per
share for the FYE 26 DEC 2008

PROPOSAL #3.: Approve the payments to Non-Executive                        ISSUER          YES          FOR               FOR
Director of SGD 1,750,000 as the Directors' fees for
the FYE 25 DEC 2009

PROPOSAL #4.: Re-elect Mr. Peter Wagner as a                               ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 97 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Dr. Friedbert Malt as a                             ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 97 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. James Connal Scotland                           ISSUER          YES          FOR               FOR
Rankin as a Director, who retires pursuant to Article
 97 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Bobby Chin Yoke Choong as                       ISSUER          YES          FOR               FOR
a Director, who retires pursuant to Article 97 of the
 Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Ronald Dean Widdows as a                        ISSUER          YES          FOR               FOR
Board of Director, who retires pursuant to Article
102 of the Company's Articles of Association

PROPOSAL #9.: Re-elect Mr. Boon Swan Foo as a Board                        ISSUER          YES          FOR               FOR
of Director, who retires pursuant to Article 102 of
the Company's Articles of Association

PROPOSAL #10.: Re-appoint Messrs. Ernst & Young LLP                        ISSUER          YES          FOR               FOR
as the Company's Auditors and authorize the Directors
 to fix their remuneration

PROPOSAL #11.: Approve the renewal of the mandate for                      ISSUER          YES          FOR               FOR
 the Directors to allot and issue shares subject to
the limits as specified

PROPOSAL #12.: Authorize the Directors to offer and                        ISSUER          YES        AGAINST           AGAINST
grant options and/or awards, and to allot and issue
shares, pursuant to the provisions of the NOL Share
Option Plan and the NOL Performance Share Plan 2004,
subject to limits as specified

PROPOSAL #13.: Approve the renewal of the share                            ISSUER          YES          FOR               FOR
purchase mandate

PROPOSAL #14.: Approve the renewal of the mandate for                      ISSUER          YES          FOR               FOR
 Interested Person Transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NESTLE SA, CHAM UND VEVEY
  TICKER:                N/A             CUSIP:     H57312649
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the 2008 annual report,                             ISSUER          YES          FOR               FOR
financial statements of Nestle SA and consolidated
financial statements of the Nestle Group, reports of
the statutory Auditors

PROPOSAL #1.2: Receive the 2008 compensation report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to release the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #3.: Approve the appropiration of profits                         ISSUER          YES          FOR               FOR
resulting from the balance sheet of Nestle S.A. and
Dividends of CHF 1.40 per share

PROPOSAL #4.1.1: Re-elect Mr. Daniel Borel to the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.2: Re-elect Mrs. Carolina Mueller Mohl                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.2: Elect KPMG S.A., Geneva branch as the                       ISSUER          YES          FOR               FOR
Statutory Auditor for a term of 1 year

PROPOSAL #5.: Approve to cancel 180,000,000                                ISSUER          YES          FOR               FOR
repurchased under the Share Buy-back Programme
launched on 24 AUG 2007 and reduce the share capital
by CHF 18,000,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW CLICKS HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S5549H125
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the annual financial                      ISSUER          YES          FOR               FOR
 statements of the Company and the group for the YE
31 AUG 2008

PROPOSAL #O.2: Re-appoint KPMG Inc, as the Auditors                        ISSUER          YES          FOR               FOR
of the Company for the ensuing year

PROPOSAL #O.3: Re-elect Mr. Martin Rosen as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.4: Re-elect Mr. David Kneale as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.5: Re-elect Mr. Michael Harvey as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.6: Re-elect Ms. Fatima Abrahams as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.7: Re-elect Mr. John Bester as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in accordance with the
Company's Articles of Association

PROPOSAL #O.8: Re-elect Ms. Bertina Engelbrecht as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.9: Re-elect Ms. Fatima Jakoet as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's Articles of Association

PROPOSAL #O.10: Approve the proposed fees, payable to                      ISSUER          YES          FOR               FOR
 the Directors, as disclosed on page 45, for the year
 31 AUG 2009

PROPOSAL #O.11: Approve to renew the Directors'                            ISSUER          YES        AGAINST           AGAINST
authority over the unissued share capital of the
Company until the next AGM, subject to this authority
 being limited to issuing a maximum of 2.6 million
shares in terms of the Company's obligations under
the staff share incentive scheme

PROPOSAL #O.12: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, by way of a general authority to distribute,
 on a pro rata basis, to all shareholders of the
Company any share capital and reserves of the Company
 in terms of Section 90 of the Companies Act, No. 61
of 1973, as amended, the Company's Articles of
Association and Listings Requirements of the JSE
Limited provided that any general distribution of
shares premium by the Company shall not exceed 20% of
 the Company's issued share capital and reserves,
excluding minority interests; the Directors of the
Company are of the opinion that were the Company to
enter into transaction to distribute share capital
and/or reserves totaling 20% of the current issued
share capital and reserves of New Clicks; the Company
 and its subsidiaries [the Group] will be able in the
 ordinary course of business to pay its debts for a
period of 12 months after the date of notice of the
AGM; the assets of the Company and the Group, fairly
valued, will be in excess of the liabilities of the
Company and the Group for a period of 12 months after
 the date of notice of the AGM; the issued share
capital and reserves of the Company and the Group
will be adequate for ordinary business purposes for a
 period of 12 months after the date of notice of the
AGM; and the working capital available to the Company
 and the Group will be adequate for ordinary business
 purposes for a period of 12 months after the date of
 notice of the AGM; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 15 months]

PROPOSAL #13.S1: Authorize the Company, general                            ISSUER          YES          FOR               FOR
approval contemplated in Section 85 and 89 of the
Companies Act, No. 61 of 1973, as amended [the
Companies Act], the acquisition by the Company or any
 of its subsidiaries from time to time of the issued
shares of the Company, upon such terms and conditions
 and in such amounts as the Directors of the Company
may from time to time determine, but subject to the
Articles of Association of the Company, the
provisions of the Companies Act and the Listing
Requirements of the JSE Limited [JSE] as presently
constituted and which may be amended from time to
time, not exceeding in aggregate 15% of the Company's
 issued share capital in any 1 FY, at a price of no
more than 10% above the weighted average market price
 at which such shares are traded on the JSE for the
previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM or 15
months]; a paid press announcement will be published
when the Company has acquired, on a cumulative basis,
 3% of the initial number of ordinary shares, and for
 each 3% in aggregate of the initial number of shares
 repurchased thereafter; any such repurchase shall be
 implemented through the order book operated by the
JSE trading system, without any prior understanding
or arrangement between the Company and the
counterparty; in the case of a derivative [as
contemplated in the Listings Requirements of the JSE]
 the price of the derivative shall be subject to the
limits set out in Section 5.84(a) of the Listings
Requirements; the Company's sponsor has confirmed the
 adequacy of the Company's working capital for
purposes of undertaking the repurchase of shares in
writing to the JSE upon when the Company entered the
market to proceed with the repurchase; the Company
remains in compliance with Paragraphs 3.37 to 3.41 of
 the JSE Listings Requirements concerning shareholder
 spread after such repurchase; the Company and/or its
 subsidiaries do not repurchase securities during a
prohibited period as defined in Paragraph 3.67 of the
 JSE Listings Requirements; the Company only appoints
 one agent at any point in time to effect repurchases
 on its behalf, the Directors having considered the
effects of the repurchase of the maximum number of
ordinary shares in terms of the a foregoing general
authority, are of the opinion that for a period of 12
 months after the date of this notice of the AGM; the
 Company and the group will be able, in the ordinary
course of business, to pay its debts; the
consolidated assets of the Company and group, fairly
valued in accordance with generally accepted
accounting practice, will exceed the consolidated
liabilities of the Company; and the Company's and the
 group's ordinary share capital, reserves and working

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEV LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Sale and Purchase Agreement                      ISSUER          YES          FOR               FOR
 dated 30 APR 2009 entered into between New World
China Property Limited and Guilherme Holdings [Hong
Kong] Limited [the Sale and Purchase Agreement] [a
copy of the Sale and Purchase Agreement marked A has
been produced to the Meeting and signed by the
Chairman of the Meeting for the purpose of
identification] relating to [i] the acquisition of a
52.5% equity interest in [Shanghai Trio Property
Development Company Ltd] by New World China Property
Limited from Guilherme Holdings [Hong Kong] Limited;
and [ii] the disposal of a 50% equity interest in
[Shanghai Juyi Real Estate Development Company Ltd]
by New World China Property Limited to Guilherme
Holdings [Hong Kong] Limited, [b] authorize any 1
Director of the Company for and on behalf of the
Company to take all steps necessary or expedient in
his/her opinion to implement and/or give effect to
the terms of the Sale and Purchase Agreement and all
transactions contemplated there under and all other
matters incidental thereto or in connection
therewith; and [c] and to execute all such documents,
 instruments and agreements and to do all such acts
or things incidental to, ancillary to or in
connection with the matters contemplated under the
Sale and Purchase Agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited statement                      ISSUER          YES          FOR               FOR
 of accounts and the reports of the Directors and the
 Independent Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.i: Re-elect Dato' Dr. Cheng Yu-Tung as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.ii: Re-elect Dr. Sin Wai-Kin, David as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iii: Re-elect Mr. Liang Chong-Hou, David                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #3.iv: Re-elect Mr. Yeung Ping-Leung, Howard                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.v: Approve to note the retirement of Lord                      ISSUER          YES          FOR               FOR
 Sandberg, Michael as Director and not to fill up the
 vacancy of Director

PROPOSAL #3.vi: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Joint Auditors and                            ISSUER          YES          FOR               FOR
authorize the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 1.00 each in the capital
of the Company, during the relevant period, on The
Stock Exchange of Hong Kong Limited [Stock Exchange]
or any other stock exchange on which the securities
of the Company may be listed and recognized by the
Securities and Futures Commission of the Hong Kong
and the Stock Exchange on share repurchases for such
purposes, subject to and in connection with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other Stock Exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional shares of
HKD 1.00 each in the capital of the Company and to
make or grant offers, agreements and options
[including bonds, warrants and debentures convertible
 into shares of the Company] during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company, otherwise than pursuant to i) a rights
issue; or ii) an issue of shares as scrip dividends
pursuant to the Articles of the Association of the
Company from time to time; or iii) an issue of shares
 under any option scheme or similar arrangement for
the time being adopted for the grant or issue to the
employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; or iv) an issue of shares upon
conversion by the bondholders of their bonds into
shares of the Company in accordance with the terms
and conditions of an issue of convertible guaranteed
bonds by a special purpose subsidiary wholly owned by
 the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 as specified, to extend the
general mandate granted to the Directors to allot,
issue and deal with the additional shares pursuant to
 Resolution 6 as specified, by the addition thereto
of an amount representing the aggregate nominal
amount of the shares in the capital of the Company
repurchased by the Company under authority granted
pursuant to Resolution 5, provided that such amount
does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          12/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the sale and                             ISSUER          YES          FOR               FOR
purchase agreement dated 03 DEC 2008 entered into
among i) New World China Land Limited; ii) New World
Development [China] Limited; iii) New World China
Property Limited; iv) Mr. Doo Wai-Hoi, William; v)
Stanley Enterprises Limited; vi) Grand China
Enterprises Limited; and vii) Golden Wealth
Investment Limited [the Agreement] [as specified]
relating to the acquisitions by New World China Land
Limited [through its wholly-owned subsidiaries] of
additional interests in Ramada Property Ltd., Faith
Yard Property Limited, Fortune Star Worldwide Limited
 and [Shanghai New World Huai Hai Property
Development Co., Ltd.,] and the disposal by New World
 China Land Limited [through its wholly-owned
subsidiary or itself] of interests in [Shanghai Juyi
Real Estate Development Co., Ltd.,] and [Shanghai New
 World Shangxian Lane Development Ltd.,] and the
transactions contemplated there under; and authorize
any 1 Director of the Company for and on behalf of
the Company, to take all steps necessary or expedient
 in his/her opinion to implement and/or give effect
to the terms of the Agreement and all transactions
contemplated there under and all other matters
incidental thereto or in connection therewith; and to
 execute all such documents, instruments and
agreements and to do all such acts or things
incidental to, ancillary to or in connection with the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW YORK COMMUNITY BANCORP, INC.
  TICKER:                NYB             CUSIP:     649445103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MAUREEN E. CLANCY                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT S. FARRELL                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH R. FICALORA                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES J. O'DONOVAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HANIF W. DAHYA                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF                       ISSUER          YES          FOR               FOR
KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF NEW YORK COMMUNITY BANCORP, INC.
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXANS, PARIS
  TICKER:                N/A             CUSIP:     F65277109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008; Management report; grant
discharge to the Board Members

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and determine the dividend

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the regulated commitments made                      ISSUER          YES        AGAINST           AGAINST
 in favor of Frederic Vincent as Chairman-General
Manager

PROPOSAL #O.6: Approve the attendance allowances to                        ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #O.7: Ratify the transfer of the headquarters                     ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Appoint temporary and permanent                             ISSUER          YES          FOR               FOR
Statutory Auditors

PROPOSAL #O.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to operate on the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of treasury
shares

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, by issuing common shares
with maintenance of preferential subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by issuing-without
preferential subscription rights-securities
representing claims access to the Company's capital,
subjected to a common ceiling of EUR 4 million into
nominal with the 13th resolution

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares, securities or securities giving access
to capital in case of a public offer exchange
initiated by the Company on its own securities or
securities of another Company, subjected to a common
ceiling of EUR 4 million into nominal with the 12th
resolution

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide on the increase of the number of securities to
 be issued in case of capital increase with or
without preferential subscription rights within the
limits set in the ceiling of 11th, 12th and 13th

PROPOSAL #E.15: Approve the possibility to issue                           ISSUER          YES          FOR               FOR
common shares or securities giving access to capital,
 limited to 5% of the share capital in compensation
of contributions in kind relating to equity
securities or securities giving access to capital

PROPOSAL #E.16: Approve the delegation of competence                       ISSUER          YES          FOR               FOR
to the Board of Directors to decide a capital
increase by incorporation of premiums, reserves or

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide on the increase of the share capital by
issuing shares or securities giving access to capital
 reserved for Savings Plans' Members with
cancellation of preferential subscription rights to
these remaining within the limits of EUR 400,000

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to grant options to subscribe or purchase
shares in the limit of EUR 400,000

PROPOSAL #O.19: Grant powers for formalities                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXEN INC
  TICKER:                N/A             CUSIP:     65334H102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. W.B. Berry as a Director to                       ISSUER          YES          FOR               FOR
hold office for the following year

PROPOSAL #1.2: Elect Mr. R.G. Bertram as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.3: Elect Mr. D.G. Flanagan as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.4: Elect Mr. S.B. Jackson as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.5: Elect Mr. K.J. Jenkins as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.6: Elect Mr. A.A. McLellan as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.7: Elect Mr. E.P. Newell as a Director to                      ISSUER          YES          FOR               FOR
 hold office for the following year

PROPOSAL #1.8: Elect Mr. T.C. O'Neill as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.9: Elect Mr. M.F. Romanow as a Director                        ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.10: Elect Mr. F.M. Saville as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.11: Elect Mr. J.M. Willson as a Director                       ISSUER          YES          FOR               FOR
to hold office for the following year

PROPOSAL #1.12: Elect Mr. V.J. Zaleschuk as a                              ISSUER          YES          FOR               FOR
Director to hold office for the following year

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Independent Auditors for 2009 and authorize the Audit
 and Conduct Review Committee to fix their pay

PROPOSAL #3.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXT
  TICKER:                N/A             CUSIP:     G6500M106
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors and the Auditors

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final ordinary dividend of                         ISSUER          YES          FOR               FOR
37p per share

PROPOSAL #4.: Re-elect Mr. Christos Angelides as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. John Barton as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to set their
remuneration

PROPOSAL #7.: Approve the next 2009 Share Save Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Next Risk Reward Investment                      ISSUER          YES          FOR               FOR
 Plan

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Grant authority to disapply pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.11: Grant authority for on market                              ISSUER          YES          FOR               FOR
purchase of own shares

PROPOSAL #S.12: Grant authority to enter into                              ISSUER          YES          FOR               FOR
Programme Agreements with each of Goldman Sachs
International UBS AG Deutsche Bank AG and Barclays
Bank Plc

PROPOSAL #S.13: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meeting other than AGM on 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXT MEDIA LTD
  TICKER:                N/A             CUSIP:     Y6342D124
  MEETING DATE:          7/21/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the reports of the                         ISSUER          YES          FOR               FOR
Directors and the Auditors and the audited Financial
Statements for the YE 31 MAR 2008

PROPOSAL #2.: Declare a final dividend and a special                       ISSUER          YES          FOR               FOR
dividend

PROPOSAL #3.A: Re-elect Mr. Ting Ka Yu, Stephen as an                      ISSUER          YES          FOR               FOR
 Executive Director

PROPOSAL #3.B: Re-elect Mr. Fok Kwong Hang, Terry as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director

PROPOSAL #4.: Approve to fix the remuneration of the                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to paragraph (b) of this resolution, during
the Relevant Period [as specified] to allot and issue
 additional shares in the capital of the Company
[including but not limited to the share subscription
and financing plan of the Company adopted on 29 OCT
2007] and to make or grant offers, agreements and
options [including warrants and securities
convertible or exercisable into shares of the
Company] which might require the exercise of such
powers either during or after the Relevant Period; b)
 the aggregate nominal amount of share capital
allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] and issued by the Directors pursuant to
the approval in paragraph (a) above, otherwise than
pursuant to: (i) a Rights Issue [as specified]; (ii)
the exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares
of the Company; (iii) the exercise of the
subscription rights under any option scheme or
similar arrangement for the time being adopted
[excluding the share subscription and financing plan
of the Company adopted on 29 OCT 2007] for the grant
or issue to officers and/or employees of the Company
and/or any of its subsidiaries of shares or rights to
 acquire shares of the Company; or (iv) any scrip
dividend or similar arrangement providing for the
allotment of the shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the articles of association of the Company;
shall not exceed 20% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of the passing of this Resolution and the
said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law or the Articles of Association of the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to paragraph (b) in this resolution, during
the Relevant Period [as specified] of to repurchase
shares in the capital of the Company, subject to and
in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong Limited
 as amended from time to time; (b) the aggregate
nominal amount of shares of the Company which may be
repurchased by the Directors pursuant to the approval
 in paragraph (a) above during the Relevant Period
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of the passing of this Resolution and the
said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law or the Articles of Association of the
 Company to be held]

PROPOSAL #8.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions Nos. 6 and 7 as specified, the
aggregate nominal amount of shares of the Company
which may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors
pursuant to and in accordance with the mandate
granted under Resolution No. 6 as specified and is
increased and extended by adding the aggregate
nominal amount of shares in the capital of the
Company which may be repurchased by the Company
pursuant to and in accordance with the mandate
granted under Resolution No. 7 as specified provided
that such amount of shares of the Company so
repurchased shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NII HOLDINGS, INC.
  TICKER:                NIHD            CUSIP:     62913F201
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE A. COPE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND P. DOLAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CAROLYN KATZ                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS                       ISSUER          YES          FOR               FOR
LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINTENDO CO.,LTD.
  TICKER:                N/A             CUSIP:     J51699106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON EXPRESS CO.,LTD.
  TICKER:                N/A             CUSIP:     J53376117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON MEAT PACKERS,INC.
  TICKER:                N/A             CUSIP:     J54752142
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Expand
Business Lines

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Renewal of Anti-Takeover Defense                      ISSUER          YES        AGAINST           AGAINST
 Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON OIL CORPORATION
  TICKER:                N/A             CUSIP:     J5484F100
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations, Adopt Reduction of Liability
System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON PAPER GROUP, INC.
  TICKER:                N/A             CUSIP:     J56354103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Revision of a Plan against Large-Scale                       ISSUER          YES        AGAINST           AGAINST
Purchase of the Company's Shares ( Takeover Defense
Measures )

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON SHEET GLASS COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J55655120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Establish Articles                        ISSUER          YES          FOR               FOR
Related to Class A Preferred Shares and Class
Shareholders Meetings, Approve Minor Revisions
Related to Dematerialization of Shares and the Other
Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON SUISAN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J56042104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Reduce Board
Size to 10

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors

PROPOSAL #6.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON TELEGRAPH AND TELEPHONE CORPORATION
  TICKER:                N/A             CUSIP:     J59396101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSAN MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J57160129
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOKIA CORPORATION
  TICKER:                N/A             CUSIP:     X61873133
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Matters of order for the Meeting                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Election of the persons to confirm the                       ISSUER          YES          FOR               FOR
minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the                         ISSUER          YES          FOR               FOR
Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting                      ISSUER          YES          FOR               FOR
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts                          ISSUER          YES          FOR               FOR
2008, the report of the Board of Directors and the
Auditor's report for the year 2008 - Review by the CEO

PROPOSAL #7.: Adoption of the Annual Accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the balance sheet and the payment of
dividend; the board proposes to the AGM a dividend of
 EUR 0.40 per share for the fiscal year 2008; the
dividend will be paid to shareholders registered in
the register of shareholders held by Finnish Central
Securities Depository Ltd on the record date, April
28, 2009; the board proposes that the dividend be
paid on or about May 13, 2009

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President
from liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; the Board's
Corporate Governance and Nomination Committee
proposes to the AGM that the remuneration payable to
the members of the board to be elected at the AGM for
 the term until the close of the AGM in 2010 be
unchanged from 2008 as follows: EUR 440,000 for the
Chairman, EUR 150,000 for the Vice Chairman, and EUR
130,000 for each Member; in addition, the Committee
proposes that the Chairman of the Audit Committee and
 Chairman of the Personnel Committee will each
receive an additional annual fee of EUR 25,000, and
other Members of the Audit Committee an additional
annual fee of EUR 10,000 each; the Corporate
Governance and Nomination Committee proposes that
approximately 40 % of the remuneration be paid in
Nokia shares purchased from the market

PROPOSAL #11.: Resolution on the number of Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors; the Board's Corporate
Governance and Nomination Committee proposes to the
AGM that the number of Board Members be eleven

PROPOSAL #12.: Election of Members of the Board of                         ISSUER          YES          FOR               FOR
Directors; the Board's Corporate Governance and
Nomination Committee proposes to the AGM that all
current Board members be re-elected for the term
until the close of the AGM in 2010; Georg Ehrn-rooth,
 Lalita D. Gupte, Bengt Holmstrom, Henning Kagermann,
 Olli-Pekka Kallasvuo, Per Karlsson, Jorma Ollila,
Marjorie Scardino, Risto Siilasmaa and Keijo Suil;
the committee also proposes that Isabel Marey-Semper
be elected as new member of the Board for the same
term; Ms. Marey-Semper is Chief Financial Officer,
EVP responsible for Strategy at PSA Peugeot Citroen;
with PhD in neuropharmacology and MBA as educational
background, she has a diverse working experience,
including Chief Operating Officer of the Intellectual
 Property and Licensing Business Units of Thomson and
 Vice President, Corporate Planning of Saint-Gobain

PROPOSAL #13.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
Auditor; the Board's Audit Committee proposes to the
AGM that the External Auditor to be elected at the
AGM be reimbursed according to the Auditor's invoice,
 and in compliance with the purchase policy approved
by the Audit Committee

PROPOSAL #14.: Election of Auditor; The Board's Audit                      ISSUER          YES          FOR               FOR
 Committee proposes to the AGM that
PricewaterhouseCoopers Oy be re-elected as the
Company's Auditor for the fiscal year 2009

PROPOSAL #15.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
resolve to repurchase the Company's own shares; the
board proposes that the AGM authorize the board to
resolve to repurchase a maximum of 360 million Nokia
shares by using funds in the unrestricted
shareholders' equity; repurchases will reduce funds
avail-able for distribution of profits; the shares
may be repurchased in order to develop the capital
structure of the Company, to finance or carry out
acquisitions or other arrangements, to settle the
Company's equity-based incentive plans, to be
transferred for other purposes, or to be cancelled;
the shares can be repurchased either: a] through a
tender offer made to all the shareholders on equal
terms; or b] through public trading and on such stock
 exchanges the rules of which allow the purchases; in
 this case the shares would be repurchased in another
 proportion than that of the current shareholders; it
 is proposed that the authorization be effective
until June 30, 2010 and the authorization is proposed
 to terminate the authorization resolved by the AGM
on May 08, 2008

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORITAKE CO.,LIMITED
  TICKER:                N/A             CUSIP:     J59052118
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORTHGATE PLC, DARLINGTON
  TICKER:                N/A             CUSIP:     G6644T108
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors

PROPOSAL #5.: Authorize the Audit Committee to                             ISSUER          YES          FOR               FOR
determine the remuneration of the Auditors

PROPOSAL #6.: Re-elect Mr. A.J. Allner                                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. R.L. Contreras                                  ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. T. Brown                                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. A.T. Noble                                      ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to renew the general authority                      ISSUER          YES          FOR               FOR
 of the Directors to allot shares

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #12.: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases of its own shares

PROPOSAL #13.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #14.: Approve a new Performance Share Plan                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORTHROP GRUMMAN CORPORATION
  TICKER:                NOC             CUSIP:     666807102
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LEWIS W. COLEMAN                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: THOMAS B. FARGO                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: VICTOR H. FAZIO                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DONALD E.                              ISSUER          YES          FOR               FOR
FELSINGER
PROPOSAL #1E: ELECTION OF DIRECTOR: STEPHEN E. FRANK                       ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: BRUCE S. GORDON                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MADELEINE KLEINER                      ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: KARL J. KRAPEK                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD B. MYERS                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: AULANA L. PETERS                       ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: KEVIN W. SHARER                        ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: RONALD D. SUGAR                        ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
AUDITOR.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING A REPORT                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 ON SPACE-BASED WEAPONS.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING A VOTE                      SHAREHOLDER       YES        AGAINST             FOR
ON EXECUTIVE COMPENSATION.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING RIGHT OF                    SHAREHOLDER       YES        AGAINST             FOR
 10% STOCKHOLDERS TO CALL A SPECIAL MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORTHWEST AIRLINES CORPORATION
  TICKER:                NWA             CUSIP:     667280408
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROY J. BOSTOCK                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DAVID A. BRANDON                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MICHAEL J. DURHAM                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN M. ENGLER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICKEY P. FORET                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT L. FRIEDMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DORIS KEARNS GOODWIN                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY G. KATZ                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES J. POSTL                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RODNEY E. SLATER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DOUGLAS M. STEENLAND                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM S. ZOLLER                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO ADOPT AND APPROVE THE AGREEMENT AND                       ISSUER          YES          FOR               FOR
PLAN OF MERGER DATED AS OF APRIL 14, 2008 (AS IT MAY
BE AMENDED FROM TIME TO TIME, THE MERGER AGREEMENT),
BY AND AMONG NORTHWEST AIRLINES, DELTA AIRLINES, INC.
 AND NAUTILUS MERGER CORPORATION.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS NORTHWEST'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2008.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
NORTHWEST AIRLINES CORPORATION 2007 STOCK INCENTIVE

PROPOSAL #05: TO APPROVE THE ADJOURNMENT OF THE                            ISSUER          YES          FOR               FOR
MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT
ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT
 THE TIME OF MEETING TO ADOPT THE MERGER AGREEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVARTIS AG
  TICKER:                N/A             CUSIP:     H5820Q150
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
financial statements of Novartis AG and the Group
consolidated financial statements for the business

PROPOSAL #2.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors and the Executive
Committee for their activities during the business
year 2008

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings as per the balance sheet and
declaration of dividend as follows: dividend: CHF
4,906,210,030 and balance to be carried forward: CHF
9,376,005,541; payment will be made with effect from
27 FEB 2009

PROPOSAL #4.: Approve to cancel 6,000,000 shares                           ISSUER          YES          FOR               FOR
repurchased under the 6th Share Repurchase Program
and to reduce the share capital accordingly by CHF
3,000,000 from CHF 1,321,811,500 to CHF
1,318,811,500; and amend Article 4 of the Articles of
 Incorporation as specified

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: Amend Articles 18 and 25 of
the Articles of Incorporation as specified

PROPOSAL #5.2: Amend Article 2 Paragraph 3 of the                          ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #5.3: Amend Articles 18 and 28 of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #6.1: Acknowledge that, at this AGM, Prof.                        ISSUER          NO           N/A               N/A
Peter Burckhardt M.D. is resigning from the Board of
Directors, having reached the age limit, at his own
wish and Prof. William W. George is also resigning
from the Board of Directors

PROPOSAL #6.2.A: Re-elect Prof. Srikant M. Datar,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.B: Re-elect Mr. Andreas Von Planta,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.C: Re-elect Dr.-Ing. Wendelin                                ISSUER          YES          FOR               FOR
Wiedeking, to the Board of Directors, for a 3 year

PROPOSAL #6.2.D: Re-elect Prof. Rolf. M. Zinkernagel,                      ISSUER          YES          FOR               FOR
 M.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.3: Elect Prof. William Brody, M.D, Ph.D,                       ISSUER          YES          FOR               FOR
to the Board of Directors, for a 3 year term

PROPOSAL #7.: Appoint PricewaterhouseCoopers AG, as                        ISSUER          YES          FOR               FOR
the Auditors of Novartis AG, for a further year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)
  TICKER:                N/A             CUSIP:     K7314N152
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral                         ISSUER          NO           N/A               N/A
report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the                       ISSUER          YES          FOR               FOR
audited annual report 2008

PROPOSAL #3.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.: Approve a dividend of DKK 6.00 for 2008                      ISSUER          YES          FOR               FOR
 for each Novo Nordisk B share of DKK 1 and for each
Novo Nordisk A share of DKK 1, and that no dividend
will be paid on the Company's holding of own shares

PROPOSAL #5.1: Re-elect Mr. Sten Scheibye as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.2: Re-elect Mr. Goran A. Ando as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.3: Re-elect Mr. Henrik Gurtler as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.4: Re-elect Mr. Pamela J. Kirby as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.5: Re-elect Mr. Kurt Anker Nielsen as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.6: Re-elect Mr. Hannu Ryopponen as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Jorgen Wedel as the Member                        ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #6.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.1: Approve to reduce the Company's B                           ISSUER          YES          FOR               FOR
share capital from DKK 526,512,800 to DKK 512,512,800
 by cancellation of 14,000,000 B shares of DKK 1 each
 from the Company's own holdings of B shares at a
nominal value of DKK 14,000,000, equal to 2.2% of the
 total share capital, after the implementation of the
 share capital reduction, the Company's share capital
 will amount to DKK 620,000,000 divided into A share
capital of DKK 107,487,200 and B share capital of DKK
 512,512,800

PROPOSAL #7.2: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to allow the Company to acquire
own shares of up to 10% of the share capital and at
the price quoted at the time of the purchase with a
deviation of up to 10%, CF. Article 48 of the Danish
Public Limited Companies Act

PROPOSAL #7.3.1: Amend the Article 5.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.2: Amend the Article 6.3 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.3: Amend the Article 6.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.4: Amend the Articles 8.2 and 11.10 of                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NSK LTD.
  TICKER:                N/A             CUSIP:     J55505101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.: Entrustment to the Board of Directors                        ISSUER          YES          FOR               FOR
of Decision regarding Subscription of Stock
Acquisition Rights as Stock Options

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTT DATA CORPORATION
  TICKER:                N/A             CUSIP:     J59386102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTT DOCOMO,INC.
  TICKER:                N/A             CUSIP:     J59399105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NVIDIA CORPORATION
  TICKER:                NVDA            CUSIP:     67066G104
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: TENCH COXE                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK L. PERRY                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK A. STEVENS                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: THE RATIFICATION OF THE SELECTION OF                         ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF NVIDIA
CORPORATION FOR THE FISCAL YEAR ENDING JANUARY 31,
2010.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OBAYASHI CORPORATION
  TICKER:                N/A             CUSIP:     J59826107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OESTERREICHISCHE POST AG, WIEN
  TICKER:                N/A             CUSIP:     A6191J103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, reporting of                      ISSUER          NO           N/A               N/A
 Managing Board and the Supervisory Board for the FY
2008

PROPOSAL #2.: Receive the statement of Board of                            ISSUER          NO           N/A               N/A
Directors about buyback, holding and disposition of
shares paragraph 65/3 Austrian stock Corporation Act

PROPOSAL #3.: Approve to allocation of the net Income                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Grant discharge of the Members of the                        ISSUER          NO           N/A               N/A
Management Board and Supervisory Board for the 2008 FY

PROPOSAL #5.: Approve the remuneration of the members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board for 2008

PROPOSAL #6.: Appoint the Auditor of the annual                            ISSUER          NO           N/A               N/A
financial statements and of the consolidated
financial statements for the 2009 FY

PROPOSAL #7.: Amend the Paragraphs 3, 13/3, 15/2, 16,                      ISSUER          NO           N/A               N/A
 20, 22, 23 of the Articles of Association as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                N/A             CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report of Oao                        ISSUER          YES          FOR               FOR
Lukoil and the annual financial statements, including
 income statements [profit and loss accounts] of the
Company, and also distribution of profits [including
through the payment (declaration) of dividends] and
losses of the Company on the basis of annual results
and determination of the size, date, form and
procedure of payment of dividends

PROPOSAL #2.1: Elect Mr. Vagit Yu. Alekperov as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.2: Elect Mr. Igor V. Belikov as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. Viktor V. Blazheev as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.4: Elect Mr. Donald E. Wallette (Jr.) as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #2.5: Elect Mr. Valery I. Grayfer as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.6: Elect Mr. German O. Gref as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Elect Mr. Igor S. Ivanov as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Elect Mr. Ravil U. Maganov as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #2.9: Elect Mr. Richard H. Matzke as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.10: Elect Mr. Sergei A. Mikhailov as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.11: Elect Mr. Nikolai A. Tsvetkov as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.12: Elect Mr. Alexander N. Shokhin as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.1: Elect Mr. Lyubov Ivanova as a Member                        ISSUER          YES          FOR               FOR
to the Audit Commission

PROPOSAL #3.2: Elect Mr. Pavel Kondratyev as a Member                      ISSUER          YES          FOR               FOR
 to the Audit Commission

PROPOSAL #3.3: Elect Mr. Vladimir Nikitenko as a                           ISSUER          YES          FOR               FOR
Member to the Audit Commission

PROPOSAL #4.1: Approve the disbursement of                                 ISSUER          YES          FOR               FOR
remuneration to the Directors and the Members of the
Audit Commission

PROPOSAL #4.2: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors and the Members of the Audit Commission at
levels approved at 26 JUN 2008, AGM

PROPOSAL #5.: Ratify Zao KPMG as the Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the regulations on the procedure                       ISSUER          YES          FOR               FOR
for preparing and holding the general shareholders
meeting of Oao Lukoil

PROPOSAL #7.: Approve the interested-party transaction                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OIL CO LUKOIL
  TICKER:                LUKOY           CUSIP:     677862104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE 2008 ANNUAL REPORT OF                         ISSUER          YES          FOR               FOR
OAO LUKOIL AND THE ANNUAL FINANCIAL STATEMENTS,
INCLUDING INCOME STATEMENTS (PROFIT AND LOSS
ACCOUNTS) OF THE COMPANY, AND ALSO DISTRIBUTION OF
PROFITS (INCLUDING THROUGH THE PAYMENT (DECLARATION)
OF DIVIDENDS) AND LOSSES OF THE COMPANY ON THE BASIS
OF ANNUAL RESULTS. DETERMINATION OF THE SIZE, DATE,
FORM AND PROCEDURE OF PAYMENT OF DIVIDENDS.

PROPOSAL #2A: ELECTION OF DIRECTOR: ALEKPEROV, VAGIT                       ISSUER          YES        AGAINST           AGAINST
YUSUFOVICH

PROPOSAL #2B: ELECTION OF DIRECTOR: BELIKOV, IGOR                          ISSUER          YES          FOR               FOR
VYACHESLAVOVICH

PROPOSAL #2C: ELECTION OF DIRECTOR: BLAZHEEV, VIKTOR                       ISSUER          YES        AGAINST           AGAINST
VLADIMIROVICH

PROPOSAL #2D: ELECTION OF DIRECTOR: WALLETTE (JR.),                        ISSUER          YES        AGAINST           AGAINST
DONALD EVERT

PROPOSAL #2E: ELECTION OF DIRECTOR: GRAYFER, VALERY                        ISSUER          YES        AGAINST           AGAINST
ISAAKOVICH

PROPOSAL #2F: ELECTION OF DIRECTOR: GREF, HERMAN                           ISSUER          YES        AGAINST           AGAINST
OSKAROVICH

PROPOSAL #2G: ELECTION OF DIRECTOR: IVANOV, IGOR                           ISSUER          YES        AGAINST           AGAINST
SERGEEVICH

PROPOSAL #2H: ELECTION OF DIRECTOR: MAGANOV, RAVIL                         ISSUER          YES        AGAINST           AGAINST
ULFATOVICH

PROPOSAL #2I: ELECTION OF DIRECTOR: MATZKE, RICHARD                        ISSUER          YES        AGAINST           AGAINST
HERMAN

PROPOSAL #2J: ELECTION OF DIRECTOR: MIKHAILOV, SERGEI                      ISSUER          YES          FOR               FOR
 ANATOLIEVICH

PROPOSAL #2K: ELECTION OF DIRECTOR: TSVETKOV, NIKOLAI                      ISSUER          YES        AGAINST           AGAINST
 ALEXANDROVICH

PROPOSAL #2L: ELECTION OF DIRECTOR: SHOKHIN,                               ISSUER          YES          FOR               FOR
ALEXANDER NIKOLAEVICH

PROPOSAL #3A: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY 2009 (MINUTES N2 4):
IVANOVA, LYUBOV GAVRILOVNA.

PROPOSAL #3B: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
KONDRATIEV, PAVEL GENNADIEVICH

PROPOSAL #3C: TO ELECT THE AUDIT COMMISSION FROM THE                       ISSUER          YES          FOR               FOR
LIST OF CANDIDATES APPROVED BY THE BOARD OF DIRECTORS
 OF OAO LUKOIL ON 4 FEBRUARY, 2009 (MINUTES N2 4):
NIKITENKO, VLADIMIR NIKOLAEVICH

PROPOSAL #4A: TO PAY REMUNERATION AND REIMBURSE                            ISSUER          YES          FOR               FOR
EXPENSES TO MEMBERS OF THE BOARD OF DIRECTORS AND THE
 AUDIT COMMISSION OF OAO ‹‹LUKOIL>> ACCORDING TO
APPENDIX HERETO.

PROPOSAL #4B: TO DEEM IT APPROPRIATE TO RETAIN THE                         ISSUER          YES          FOR               FOR
AMOUNTS OF REMUNERATION FOR MEMBERS OF THE BOARD OF
DIRECTORS AND THE AUDIT COMMISSION OF THE COMPANY
ESTABLISHED BY DECISION OF THE ANNUAL GENERAL
SHAREHOLDERS MEETING OF OAO LUKOIL OF 26 JUNE 2008
(MINUTES NO. 1).

PROPOSAL #05: TO APPROVE THE INDEPENDENT AUDITOR OF                        ISSUER          YES          FOR               FOR
OAO ‹‹LUKOIL>> - CLOSED JOINT STOCK COMPANY KPMG.

PROPOSAL #06: TO APPROVE AMENDMENTS TO THE                                 ISSUER          YES          FOR               FOR
REGULATIONS ON THE PROCEDURE FOR PREPARING AND
HOLDING THE GENERAL SHAREHOLDERS MEETING OF OAO
‹‹LUKOIL>>, PURSUANT TO THE APPENDIX HERETO.

PROPOSAL #07: TO APPROVE AN INTERESTED-PARTY                               ISSUER          YES          FOR               FOR
TRANSACTION - POLICY (CONTRACT) ON INSURING THE
LIABILITY OF DIRECTORS, OFFICERS AND CORPORATIONS
BETWEEN OAO LUKOIL AND OAO KAPITAL STRAKHOVANIE, ON
THE TERMS AND CONDITIONS INDICATED IN THE APPENDIX
HERETO.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLYMPIC STEEL, INC.
  TICKER:                ZEUS            CUSIP:     68162K106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL D. SIEGAL                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR F. ANTON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES B. MEATHE                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS AUDITORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLYMPUS CORPORATION
  TICKER:                N/A             CUSIP:     J61240107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reduction of Legal Capital Surplus and                       ISSUER          YES          FOR               FOR
Appropriation of Surplus

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Accounting Auditors                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Renewal of Countermeasures to Large-                         ISSUER          YES        AGAINST           AGAINST
Scale Acquisitions of Olympus Corporation Shares
(Takeover Defense Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMNICARE, INC.
  TICKER:                OCR             CUSIP:     681904108
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR : JOHN T. CROTTY                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR : JOEL F. GEMUNDER                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR : STEVEN J. HEYER                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR : SANDRA E. LANEY                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR : ANDREA R. LINDELL                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR : JAMES D. SHELTON                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR : JOHN H. TIMONEY                       ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR : AMY WALLMAN                           ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE AMENDMENT OF OMNICARE'S                       ISSUER          YES          FOR               FOR
ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS
AND RE-APPROVE THE PERFORMANCE CRITERIA THEREUNDER.

PROPOSAL #03: TO RE-APPROVE THE PERFORMANCE CRITERIA                       ISSUER          YES          FOR               FOR
UNDER OMNICARE'S 2004 STOCK AND INCENTIVE PLAN.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMNICOM GROUP INC.
  TICKER:                OMC             CUSIP:     681919106
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN D. WREN                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRUCE CRAWFORD                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN R. BATKIN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT CHARLES CLARK                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEONARD S. COLEMAN, JR.                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ERROL M. COOK                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SUSAN S. DENISON                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL A. HENNING                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN R. MURPHY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN R. PURCELL                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LINDA JOHNSON RICE                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GARY L. ROUBOS                                       ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF KPMG                       ISSUER          YES          FOR               FOR
LLP AS OUR INDEPENDENT AUDITORS FOR THE 2009 FISCAL
YEAR.

PROPOSAL #3: AMENDMENT TO THE OMNICOM GROUP INC.                           ISSUER          YES          FOR               FOR
EMPLOYEE STOCK PURCHASE PLAN TO AUTHORIZE AN
ADDITIONAL 10 MILLION SHARES FOR ISSUANCE AND SALE TO
 EMPLOYEES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMRON CORPORATION
  TICKER:                N/A             CUSIP:     J61374120
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ONEX CORP
  TICKER:                N/A             CUSIP:     68272K103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint an Auditor of the Corporation                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditor

PROPOSAL #3.: Elect the Directors as nominees of the                       ISSUER          YES          FOR               FOR
holders of subordinate voting shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ONWARD HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J30728109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Determination of Amounts of                                  ISSUER          YES          FOR               FOR
Remuneration for Directors by Stock Acquisition
Rights as Stock Compensation-Type Stock Options and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORASCOM CONSTR INDS S A E
  TICKER:                N/A             CUSIP:     68554N106
  MEETING DATE:          8/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve a deferred cash dividend                             ISSUER          NO           N/A               N/A
distribution of USD 1.00 per share based on the
audited financial statements for the FYE 31 DEC 2007

PROPOSAL #2.: Approve the appointment of new Board                         ISSUER          NO           N/A               N/A
Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORICA LTD
  TICKER:                N/A             CUSIP:     Q7160T109
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          NO           N/A               N/A
Directors' report and Auditor's report for the YE 30

PROPOSAL #2.1: Re-elect Mr. Michael Beckett as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Kirby as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.3: Re-elect Mr. Noel Meehan as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIENTAL LAND CO.,LTD.
  TICKER:                N/A             CUSIP:     J6174U100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OWENS & MINOR, INC.
  TICKER:                OMI             CUSIP:     690732102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN T. CROTTY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD E. FOGG                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES E. ROGERS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES E. UKROP                                       ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF KPMG LLP AS THE                               ISSUER          YES          FOR               FOR
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OXIANA LTD
  TICKER:                N/A             CUSIP:     Q7186A100
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the Company name for                      ISSUER          YES          FOR               FOR
 the purposes of Section 157 (1) of the Corporations
Act 2001 and for all other purposes, the Company
adopt 'OZ Minerals Limited' as the New name of the

PROPOSAL #2.1: Re-elect Mr. Owen Leigh Hegarty as a                        ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3(h)of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Mansell as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.3: Re-elect Dr. Peter Cassidy  as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.4: Re-elect Mr. Anthony Larkin as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.5: Re-elect Mr. Richard Knight as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.6: Re-elect Mr. Dean Pritchard as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #3.: Approve to increase the Directors' fee                       ISSUER          YES          FOR               FOR
limit from the maximum total amount of Directors' fee
 payable by the Company to Non-Executive Directors by
 AUD 1,500,000 per annum to a maximum of AUD
2,700,000 per annum with effect from 20 JUN 2008

PROPOSAL #4.: Approve, for the purposes of Section                         ISSUER          YES        AGAINST           AGAINST
200E of the Corporations Act 2001 and for all other
purposes the Company benefits payable to Mr. Owen
Hegarty in connection with his retirement as Managing
 Director and CEO as described in the Explanatory
Memorandum accompanying the notice convening this
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                P & O PRINCESS CRUISES P L C
  TICKER:                N/A             CUSIP:     G19081101
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Micky Arison as a Director                      ISSUER          YES          FOR               FOR
 of Carnival Corporation and Carnival plc

PROPOSAL #2.: Re-elect Mr. Ambassador Richard G.                           ISSUER          YES          FOR               FOR
Capen, Jr. as a Director of Carnival Corporation and
Carnival plc

PROPOSAL #3.: Re-elect Mr. Robert H. Dickinson as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #4.: Re-elect Mr. Arnold W. Donald as a                           ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #5.: Re-elect Mr. Pier Luigi Foschi as a                          ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #6.: Re-elect Mr. Howard S. Frank as a                            ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #7.: Re-elect Mr. Richard J. Glasier as a                         ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #8.: Re-elect Mr. Modesto A. Maidique as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #9.: Re-elect Sir John Parker as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #10.: Re-elect Mr. Peter G. Ratcliffe as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #11.: Re-elect Mr. Stuart Subotnick as a                          ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #12.: Re-elect Mr. Laura Weil as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #13.: Elect Mr. Randall J. Weisenburger as a                      ISSUER          YES          FOR               FOR
 Director of Carnival Corporation and Carnival plc

PROPOSAL #14.: Re-elect Mr. Uzi Zucker as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #15.: Re-appoint Carnival plc's as the                            ISSUER          YES          FOR               FOR
Independent Auditors and ratify Carnival
Corporation's independent registered certified public

PROPOSAL #16.: Grant authority for the Carnival plc's                      ISSUER          YES          FOR               FOR
 Audit Committee to agree the remuneration of the
Independent Auditors

PROPOSAL #17.: Receive the annual accounts & reports                       ISSUER          YES          FOR               FOR
of Carnival plc

PROPOSAL #18.: Approve the Carnival plc Directors'                         ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #19.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of Carnival plc

PROPOSAL #s.20: Approve to restated the Articles of                        ISSUER          YES          FOR               FOR
Association of Carnival plc

PROPOSAL #s.21: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
Carnival plc with effect from 01 OCT 2009

PROPOSAL #22.: Approve to renew Carnival plc Section                       ISSUER          YES          FOR               FOR
80 authority

PROPOSAL #s.23: Approve to renew Carnival plc Section                      ISSUER          YES          FOR               FOR
 89 authority

PROPOSAL #s.24: Grant authority for Carnival plc to                        ISSUER          YES          FOR               FOR
make market purchases of ordinary shares of USD 1.66
each in the capital of Carnival plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PADDY PWR PLC
  TICKER:                N/A             CUSIP:     G68673105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports

PROPOSAL #2.: Approve the dividends                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Padraig O. Riordain as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.a: Re-elect Mr. Fintan Drury as a Director                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.b: Re-elect Mr. Tom Grace as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Mr. Jack Massey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.6: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights

PROPOSAL #S.7: Grant authority for the Share                               ISSUER          YES          FOR               FOR
Repurchase Program

PROPOSAL #S.8: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
repurchased shares

PROPOSAL #S.9: Amend the Articles regarding:                               ISSUER          YES          FOR               FOR
electronic shareholder communications and appointment
 of multiple proxies

PROPOSAL #10.: Amend the rules of Paddy Power PLC                          ISSUER          YES          FOR               FOR
2004 Long Term Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANASONIC ELECTRIC WORKS CO.,LTD.
  TICKER:                N/A             CUSIP:     J6355K103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKER-HANNIFIN CORPORATION
  TICKER:                PH              CUSIP:     701094104
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM E. KASSLING                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH M. SCAMINACE                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WOLFGANG R. SCHMITT                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FY09

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARMALAT S P A
  TICKER:                N/A             CUSIP:     T7S73M107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements at 31                       ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors report and allocation of
 profits, Board of Auditors report, any adjournment
thereof

PROPOSAL #2.: Approve to increase of Audit Firm                            ISSUER          NO           N/A               N/A
compensation, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARTNER COMMUNICATIONS COMPANY LTD, ROSH HAAYIN
  TICKER:                N/A             CUSIP:     M78465107
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Re-appoint Dr. Michael Anghel as an                          ISSUER          YES          FOR               FOR
External Directors and approve that no change is made
 to his remuneration or to the provisions of his
Director's indemnification and the Director's
insurance policies

PROPOSAL #II.: Approve certain amendments to the                           ISSUER          YES        AGAINST           AGAINST
Company's 2004 Share Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PATTERSON COMPANIES, INC.
  TICKER:                PDCO            CUSIP:     703395103
  MEETING DATE:          9/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD E. EZERSKI                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANDRE B. LACY                                        ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE DEFERRED PROFIT SHARING                       ISSUER          YES          FOR               FOR
PLAN FOR THE EMPLOYEES OF PATTERSON DENTAL CANADA INC.

PROPOSAL #03: TO RATIFY THE SELECTION OF ERNST &                           ISSUER          YES          FOR               FOR
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 25,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PDL BIOPHARMA, INC.
  TICKER:                PDLI            CUSIP:     69329Y104
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JODY S. LINDELL                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. MCLAUGHLIN                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE AMENDMENTS TO THE 2005                        ISSUER          YES          FOR               FOR
EQUITY INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PEPSICO, INC.
  TICKER:                PEP             CUSIP:     713448108
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: S.L. BROWN                             ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: I.M. COOK                              ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: D. DUBLON                              ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: V.J. DZAU                              ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: R.L. HUNT                              ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: A. IBARGUEN                            ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: A.C. MARTINEZ                          ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: I.K. NOOYI                             ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: S.P. ROCKEFELLER                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J.J. SCHIRO                            ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: L.G. TROTTER                           ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: D. VASELLA                             ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: M.D. WHITE                             ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF INDEPENDENT REGISTERED                           ISSUER          YES          FOR               FOR
PUBLIC ACCOUNTANTS

PROPOSAL #03: APPROVAL OF PEPSICO, INC. EXECUTIVE                          ISSUER          YES          FOR               FOR
INCENTIVE COMPENSATION PLAN

PROPOSAL #04: SHAREHOLDER PROPOSAL - BEVERAGE                            SHAREHOLDER       YES        ABSTAIN           AGAINST
CONTAINER RECYCLING (PROXY STATEMENT P. 59)

PROPOSAL #05: SHAREHOLDER PROPOSAL - GENETICALLY                         SHAREHOLDER       YES        ABSTAIN           AGAINST
ENGINEERED PRODUCTS REPORT (PROXY STATEMENT P. 61)

PROPOSAL #06: SHAREHOLDER PROPOSAL - CHARITABLE                          SHAREHOLDER       YES        ABSTAIN           AGAINST
CONTRIBUTIONS REPORT (PROXY STATEMENT P. 63)

PROPOSAL #07: SHAREHOLDER PROPOSAL - ADVISORY VOTE ON                    SHAREHOLDER       YES        AGAINST             FOR
 COMPENSATION (PROXY STATEMENT P. 64)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERINI CORPORATION
  TICKER:                PCR             CUSIP:     713839108
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: A PROPOSAL TO APPROVE THE ISSUANCE OF                        ISSUER          YES          FOR               FOR
22,987,293 SHARES OF PERINI COMMON STOCK IN THE
MERGER CONTEMPLATED BY THE AGREEMENT AND PLAN OF
MERGER, DATED AS OF APRIL 2, 2008, BY AND AMONG
PERINI, TRIFECTA ACQUISITION LLC, TUTOR-SALIBA
CORPORATION, A CALIFORNIA CORPORATION (TUTOR-SALIBA),
 RONALD N. TUTOR AND SHAREHOLDERS OF TUTOR-SALIBA.

PROPOSAL #02: A PROPOSAL TO AMEND OUR AMENDED AND                          ISSUER          YES          FOR               FOR
RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF PERINI COMMON STOCK
FROM 40 MILLION TO 75 MILLION SHARES.

ELECTION OF DIRECTOR: MARILYN A. ALEXANDER                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER ARKLEY                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND R. ONEGLIA                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD D. SNYDER                                     ISSUER          YES          FOR               FOR

PROPOSAL #04: RATIFICATION OF SELECTION OF DELOITTE &                      ISSUER          YES          FOR               FOR
 TOUCHE LLP, INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS, AS AUDITORS FOR THE FISCAL YEAR.

PROPOSAL #05: A PROPOSAL TO AMEND OUR 2004 STOCK                           ISSUER          YES          FOR               FOR
OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF
SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 3
MILLION TO 5.5 MILLION.

PROPOSAL #06: A PROPOSAL TO APPROVE THE ADJOURNMENT                        ISSUER          YES          FOR               FOR
OR POSTPONEMENT OF THE ANNUAL MEETING IF NECESSARY TO
 SOLICIT ADDITIONAL PROXIES OR AS OTHERWISE NECESSARY.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PEROT SYSTEMS CORPORATION
  TICKER:                PER             CUSIP:     714265105
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROSS PEROT                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROSS PEROT, JR.                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER A. ALTABEF                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN BLASNIK                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN S.T. GALLAGHER                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CARL HAHN                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DESOTO JORDAN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CAROLINE (CAZ) MATTHEWS                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS MEURER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CECIL H. MOORE, JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANTHONY J. PRINCIPI                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANUROOP (TONY) SINGH                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRO-CDA
  TICKER:                N/A             CUSIP:     71644E102
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the plan of arrangement [the                        ISSUER          YES          FOR               FOR
Arrangement] under Section 192 of the Canada Business
 Corporations Act providing for the amalgamation of
Suncor Energy Incorporation and Petro-Canada, as
specified

PROPOSAL #2.: Approve new Stock Option Plan for the                        ISSUER          YES          FOR               FOR
Corporation resulting from the amalgamation of Petro-
Canada and Suncor pursuant to the arrangement,
conditional upon the arrangement becoming effective

PROPOSAL #3.1: Elect Mr. Ron A. Brenneman as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.2: Elect Mr. Hans Brenninkmeyer as a                           ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.3: Elect Mr. Claude Fontaine as a                              ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.4: Elect Mr. Paul Haseldonckx as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.5: Elect Mr. Thomas E. Kierans as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.6: Elect Mr. Brian F. MacNeill as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.7: Elect Mr. Maureen McCaw as a Director                       ISSUER          YES          FOR               FOR
of Petro-Canada to hold office until the earlier of
the completion of the arrangement and the close of
the next AGM

PROPOSAL #3.8: Elect Mr. Paul D. Melnuk as a Director                      ISSUER          YES          FOR               FOR
 of Petro-Canada to hold office until the earlier of
the completion of the arrangement and the close of
the next AGM

PROPOSAL #3.9: Elect Mr. Guylaine Saucier as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.10: Elect Mr. James W. Simpson as a                            ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #3.11: Elect Mr. Daniel L. Valot as a                             ISSUER          YES          FOR               FOR
Director of Petro-Canada to hold office until the
earlier of the completion of the arrangement and the
close of the next AGM

PROPOSAL #4.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of Petro-Canada until the earlier of the
completion of the arrangement and the close of the
next annual meeting of shareholders of Petro-Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBRA            CUSIP:     71654V101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #IV: ELECTION OF ONE MEMBER OF THE BOARD OF                       ISSUER          YES       WITHHOLD           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF ONE MEMBER OF THE AUDIT                          ISSUER          YES        AGAINST           AGAINST
COMMITTEE AND HIS/HER RESPECTIVE SUBSITUTE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS
  TICKER:                N/A             CUSIP:     P78331140
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approval of the protocol and the                             ISSUER          NO           N/A               N/A
justification of Incorporation, dated 02 OCT 2008,
signed by Petrobras, as the surviving Company, and by
 17 De Maio Participacoes S.A, as the acquired
Company, together with the respective pertinent
documents and the approval of 17 De Maio
Participacoes S.A Incorporation operation

PROPOSAL #II.: Approval of the appointment of a                            ISSUER          NO           N/A               N/A
specialized Company to evaluate the assets and the
approval of the respective evaluation report, under
the terms of Sections 1 and 3 of the Article 227, Law
 No. 6.404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PFIZER INC.
  TICKER:                PFE             CUSIP:     717081103
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DENNIS A. AUSIELLO                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL S. BROWN                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. ANTHONY BURNS                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT N. BURT                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: W. DON CORNWELL                        ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM H. GRAY,                       ISSUER          YES          FOR               FOR
III

PROPOSAL #1G: ELECTION OF DIRECTOR: CONSTANCE J.                           ISSUER          YES          FOR               FOR
HORNER
PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES M. KILTS                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JEFFREY B. KINDLER                     ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: GEORGE A. LORCH                        ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DANA G. MEAD                           ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: SUZANNE NORA                           ISSUER          YES          FOR               FOR
JOHNSON

PROPOSAL #1M: ELECTION OF DIRECTOR: STEPHEN W. SANGER                      ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: WILLIAM C.                             ISSUER          YES          FOR               FOR
STEERE, JR.

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF                          ISSUER          YES          FOR               FOR
KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE PFIZER INC.                          ISSUER          YES          FOR               FOR
2004 STOCK PLAN, AS AMENDED AND RESTATED.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING STOCK                       SHAREHOLDER       YES        AGAINST             FOR
OPTIONS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING ADVISORY                    SHAREHOLDER       YES        AGAINST             FOR
 VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING SPECIAL                     SHAREHOLDER       YES        AGAINST             FOR
SHAREHOLDER MEETINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PGG WRIGHTSON LTD
  TICKER:                N/A             CUSIP:     Q74429103
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Mr. Brian James Jolliffe as a                      ISSUER          YES          FOR               FOR
 Director of the Company, who retires by rotation in
accordance with the Company's Constitution

PROPOSAL #1.2: Re-elect Mr. Samuel Richard Maling as                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires by rotation in
 accordance with the Company's Constitution

PROPOSAL #1.3: Re-elect Mr. Michael Craig Norgate as                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires by rotation in
 accordance with the Company's Constitution

PROPOSAL #1.4: Re-elect Mr. Timothy Marshall Miles as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires in accordance
 with the NZSX Listing Rules

PROPOSAL #2.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
Auditor's remuneration

PROPOSAL #S.3: Amend the Company's Constitution to                         ISSUER          YES          FOR               FOR
provide that 1 Executive Director shall be exempt
from the obligation to retire as a Director under NZX
 Listing Rule 3.3.8 as permitted by Listing Rule
3.3.9[c], where a Managing Director is appointed, the
 Managing Director will be the Executive Director who
 is exempt from the obligation to retire

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHH CORPORATION
  TICKER:                PHH             CUSIP:     693320202
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. A.B. KRONGARD                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. TERENCE W. EDWARDS                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. JAMES O. EGAN                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO CONSIDER AND VOTE UPON A PROPOSAL TO                      ISSUER          YES          FOR               FOR
 RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
 COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: TO CONSIDER AND VOTE UPON A PROPOSAL TO                      ISSUER          YES          FOR               FOR
 APPROVE THE PHH CORPORATION AMENDED AND RESTATED
2005 EQUITY AND INCENTIVE PLAN, INCLUDING (I) AN
INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR
ISSUANCE UNDER THE PLAN FORM 7,500,000 SHARES TO
12,050,000 SHARES, AND (II) THE MATERIAL PERFORMANCE
GOALS ESTABLISHED UNDER THE PLAN FOR PURPOSES OF
COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED.

PROPOSAL #04: TO CONSIDER AND VOTE UPON A PROPOSAL TO                      ISSUER          YES        AGAINST           AGAINST
 AMEND THE COMPANY'S ARTICLES OF AMENDMENT AND
RESTATEMENT (AS AMENDED) TO INCREASE THE COMPANY'S
NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK FROM
110,000,000 SHARES TO 275,000,000 SHARES AND THE
AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM
108,910,000 SHARES TO 273,910,000 SHARES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHH CORPORATION
  TICKER:                PHH             CUSIP:     693320202
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ALLAN Z. LOREN                                     SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: GREGORY J. PARSEGHIAN                              SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MGTNOM-JAMES O. EGAN                               SHAREHOLDER       NO           N/A               N/A

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF                        SHAREHOLDER       NO           N/A               N/A
DELOITTE & TOUCHE LLP AS THE THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
 FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: PROPOSAL TO APPROVE THE PHH CORPORATION                    SHAREHOLDER       NO           N/A               N/A
 AMENDED AND RESTATED 2005 EQUITY AND INCENTIVE PLAN,
 INCLUDING (A) AN INCREASE IN THE NUMBER OF SHARES
AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 7,500,000
 SHARES TO 12,050,000 SHARES, AND (B) THE MATERIAL
PERFORMANCE GOALS ESTABLISHED UNDER THE PLAN FOR
PURPOSES OF COMPLIANCE WITH SECTION 162(M) OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

PROPOSAL #04: PROPOSAL TO AMEND THE COMPANY'S CHARTER                    SHAREHOLDER       NO           N/A               N/A
 TO INCREASE THE COMPANY'S NUMBER OF SHARES OF
AUTHORIZED CAPITAL STOCK FROM 110,000,000 SHARES TO
275,000,000 SHARES AND THE AUTHORIZED NUMBER OF
SHARES OF COMMON STOCK FROM 108,910,000 SHARES TO
273,910,000 SHARES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHILIP MORRIS INTERNATIONAL INC.
  TICKER:                PM              CUSIP:     718172109
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HAROLD BROWN                           ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MATHIS                                 ISSUER          YES          FOR               FOR
CABIALLAVETTA

PROPOSAL #1C: ELECTION OF DIRECTOR: LOUIS C. CAMILLERI                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. DUDLEY FISHBURN                     ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GRAHAM MACKAY                          ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: SERGIO MARCHIONNE                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: LUCIO A. NOTO                          ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CARLOS SLIM HELU                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: STEPHEN M. WOLF                        ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF                              ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS.

PROPOSAL #3: APPROVAL OF ELIGIBILITY, BUSINESS                             ISSUER          YES          FOR               FOR
CRITERIA FOR AWARDS AND AWARD LIMITS UNDER THE PMI
2008 PERFORMANCE INCENTIVE PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHILIPS ELECTRS N V (KONINKLIJKE PHILIPS ELECTRS N
  TICKER:                N/A             CUSIP:     N6817P109
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2.a: Adoption of the 2008 financial                              ISSUER          NO           N/A               N/A
statements.

PROPOSAL #2.c: Adoption of the distribution to                             ISSUER          NO           N/A               N/A
shareholders of EUR 0.70 per common share against the
 retained earnings.

PROPOSAL #2.d: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Board of Management.

PROPOSAL #2.e: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Supervisory Board.

PROPOSAL #3: Re-appointment of Mr P-J. Sivignon as                         ISSUER          NO           N/A               N/A
member of the Board of Management.

PROPOSAL #4.a: Re-appointment of Mr. J.J. Schiro as                        ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.b: Appointment of Mr. J. van der Veer as                       ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.c: Appointment of Ms. C.A. Poon as member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board.

PROPOSAL #5.: Amendment of the Long-Term Incentive                         ISSUER          NO           N/A               N/A
Plan.

PROPOSAL #6.a: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to issue or grant rights to acquire shares.

PROPOSAL #6.b: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to restrict or exclude pre-emption rights.

PROPOSAL #7.: Authorization of the Board of                                ISSUER          NO           N/A               N/A
Management to acquire shares in the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIRELLI & C SPA
  TICKER:                N/A             CUSIP:     T76434108
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statement at                          ISSUER          NO           N/A               N/A
31DEC 2008, any adjournment thereof

PROPOSAL #O.2: Appoint the regular Auditors and of                         ISSUER          NO           N/A               N/A
alternate Auditors, and the Board of Auditors
Chairman, and determination of the Board of Auditors
emoluments

PROPOSAL #E.1: Approve the reduction of revaluation                        ISSUER          NO           N/A               N/A
reserves to cover operating loss

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PITNEY BOWES INC.
  TICKER:                PBI             CUSIP:     724479100
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANNE M. BUSQUET                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ANNE SUTHERLAND                        ISSUER          YES          FOR               FOR
FUCHS

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES H. KEYES                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID L. SHEDLARZ                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID B. SNOW, JR.                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE AUDIT COMMITTEE'S                        ISSUER          YES          FOR               FOR
SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
INDEPENDENT ACCOUNTANTS FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PLATINUM UNDERWRITERS HOLDINGS, LTD.
  TICKER:                PTP             CUSIP:     G7127P100
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: H. FURLONG BALDWIN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAN R. CARMICHAEL                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. JOHN HASS                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDMUND R. MEGNA                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL D. PRICE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER T. PRUITT                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES P. SLATTERY                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO CONSIDER AND TAKE ACTION UPON A                           ISSUER          YES          FOR               FOR
PROPOSAL TO APPROVE THE NOMINATION OF KPMG, A BERMUDA
 PARTNERSHIP, AS THE COMPANY'S INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR AND
TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE
RENUMERATION OF SUCH INDEPENDENT REGISTERED PUBLIC

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POSCO
  TICKER:                N/A             CUSIP:     Y70750115
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

PROPOSAL #3.1.1: Elect Mr. Jang Hee You as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.1.2: Elect Mr. Jun Ho Han as an Outside                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.1.3: Elect Mr. Young Sun Lee as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #3.1.4: Elect Mr. Byung Ki Kim as an Outside                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.1.5: Elect Mr. Chang Hee Lee as an                             ISSUER          YES          FOR               FOR
Outside Director

PROPOSAL #3.2: Elect Mr. Chang Hee Lee as the Auditor                      ISSUER          YES          FOR               FOR
 Committee Member

PROPOSAL #3.3.1: Elect Mr. Joon Yang Jung as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.2: Elect Mr. Dong Hee Lee as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.3: Elect Mr. Nam Suk Heo as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.3.4: Elect Mr. Kil Soo Jung as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POST PUBLISHING PUBLIC CO LTD POST
  TICKER:                N/A             CUSIP:     Y70784171
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the 2008 AGM of                       ISSUER          YES          FOR               FOR
shareholders that was held on Friday, 11 APR 2008

PROPOSAL #2.: Acknowledge the annual report of the                         ISSUER          YES          FOR               FOR
Company and approve the audited financial statements
for the YE 31 DEC 2008

PROPOSAL #3.: Approve the appropriation of profits as                      ISSUER          YES          FOR               FOR
 dividends

PROPOSAL #4.1: Elect Mr. Ek-Rit Boonpiti as a                              ISSUER          YES          FOR               FOR
Director who retire by rotation and approve to fix
the authority of Directors [if any]

PROPOSAL #4.2: Elect Mr. Supakorn Vejjajiva as a                           ISSUER          YES          FOR               FOR
Director who retire by rotation and approve to fix
the authority of Directors [if any]

PROPOSAL #4.3: Elect Mr. Sumeth Damrongchaitham as a                       ISSUER          YES          FOR               FOR
Director who retire by rotation and approve to fix
the authority of Directors [if any]

PROPOSAL #5: Approve to fix Director Remuneration                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint Independent Auditor and fix the                      ISSUER          YES          FOR               FOR
 audit fee

PROPOSAL #7.: Other business [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRAXAIR, INC.
  TICKER:                PX              CUSIP:     74005P104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN F. ANGEL                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NANCE K. DICCIANI                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDWARD G. GALANTE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CLAIRE W. GARGALLI                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: IRA D. HALL                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAYMOND W. LEBOEUF                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LARRY D. MCVAY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WAYNE T. SMITH                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: H. MITCHELL WATSON, JR.                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT L. WOOD                                       ISSUER          YES          FOR               FOR

PROPOSAL #2: PROPOSAL TO APPROVE THE 2009 PRAXAIR,                         ISSUER          YES          FOR               FOR
INC. LONG TERM INCENTIVE PLAN.

PROPOSAL #3: PROPOSAL TO RATIFY THE APPOINTMENT OF                         ISSUER          YES          FOR               FOR
THE INDEPENDENT AUDITOR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRICELINE.COM INCORPORATED
  TICKER:                PCLN            CUSIP:     741503403
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFERY H. BOYD                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RALPH M. BAHNA                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HOWARD W. BARKER, JR.                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAN L. DOCTER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JEFFREY E. EPSTEIN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES M. GUYETTE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NANCY B. PERETSMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CRAIG W. RYDIN                                       ISSUER          YES          FOR               FOR

PROPOSAL #2: TO RATIFY THE SELECTION OF DELOITTE &                         ISSUER          YES          FOR               FOR
TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR OUR FISCAL YEAR
ENDING DECEMBER 31, 2009.

PROPOSAL #3: TO AMEND THE COMPANY'S CERTIFICATE OF                         ISSUER          YES          FOR               FOR
INCORPORATION TO PROVIDE FOR THE RIGHT OF
STOCKHOLDERS REPRESENTING AT LEAST 25% OF THE
COMPANY'S OUTSTANDING SHARES OF COMMON STOCK TO CALL
SPECIAL STOCKHOLDER MEETINGS.

PROPOSAL #4: TO CONSIDER AND VOTE UPON A STOCKHOLDER                     SHAREHOLDER       YES        AGAINST             FOR
PROPOSAL CONCERNING SPECIAL STOCKHOLDER MEETINGS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRIMEDIA INC.
  TICKER:                PRM             CUSIP:     74157K846
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID A. BELL                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BEVERLY C. CHELL                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DANIEL T. CIPORIN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MEYER FELDBERG                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PERRY GOLKIN                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: H. JOHN GREENIAUS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEAN B. NELSON                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KEVIN J. SMITH                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES J. STUBBS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS C. UGER                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &                      ISSUER          YES        AGAINST           AGAINST
 TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSEGUR COMPANIA DE SEGURIDAD SA
  TICKER:                N/A             CUSIP:     E83453162
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Prosegur and its consolidated Group, applications of

PROPOSAL #2.: Approve the distribution of dividend                         ISSUER          YES          FOR               FOR
for 2008

PROPOSAL #3.: Re-elect Mr. Eduardo Paraja Quiros as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #4.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares

PROPOSAL #5.: Re-appoint the Auditors of the Company                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to delegate the powers                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROTECTIVE LIFE CORPORATION
  TICKER:                PL              CUSIP:     743674103
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES S.M. FRENCH                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS L. HAMBY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN D. JOHNS                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VANESSA LEONARD                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES D. MCCRARY                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN J. MCMAHON, JR.                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MALCOLM PORTERA                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C. DOWD RITTER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM A. TERRY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W. MICHAEL WARREN, JR.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VANESSA WILSON                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT ACCOUNTANTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROVIDENT FINANCIAL PLC, BRADFORD
  TICKER:                N/A             CUSIP:     G72783171
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Directors' report and the                          ISSUER          YES          FOR               FOR
audited financial statements of the Company for the
YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare the final dividend of 38.1                           ISSUER          YES          FOR               FOR
pence per share on the ordinary shares of 20 8/11p
each in respect of the YE 31 DEC 2008 and paid on 19
JUN 2009 to the holders of such ordinary shares on
the register of members of the Company at the close
of business on 15 MAY 2009

PROPOSAL #4.: Appoint Mr. Rob Anderson as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-appoint Mr. John Van Kuffeler as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint PriceWaterHouse Coopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
accounts are laid before the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #8.: Authorize, in accordance with Sections                       ISSUER          YES          FOR               FOR
366 and 367 of the Companies Act 2006, the Company
and all Companies that are its subsidiaries at any
time during the period for which this resolution is
effective are to: make political donations to
political parties and/or independent election
candidates not exceeding GBP 50,000 in total;  make
political donations to political organizations other
than political parties, not exceeding GBP 50,000 in
total; and incur political expenditure not exceeding
GBP 50,000 in total; [as such terms are specified in
Section 363 to 365 of the Companies Act 2006]
provided that the aggregate amount of any such
donations and expenditure shall not exceed GBP 50,000
 during the period beginning on the date of the
passing of this resolution; [Authority expires the
earlier at the conclusion of next AGM of the Company

PROPOSAL #9.: Amend the rules of the Provident                             ISSUER          YES          FOR               FOR
Financial Long Term Incentive Scheme 2006 in the
manner set out in appendix II to this notice of
meeting, adopt such amendments to be effective on the
 date upon which the remuneration Committee of the
Company

PROPOSAL #10.: Amend the rules of the Provident                            ISSUER          YES          FOR               FOR
Financial Performance Share Plan in the manner set
out in appendix III to this notice of meeting, such
amendments to be effective on the date upon which the
 remuneration Committee of the Company

PROPOSAL #S.11: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163 of the Companies Act 1985] of
 its ordinary shares of 20 8/11 pence each [Ordinary
Shares] provided that: the Company may not purchase
more than 13,188,373 ordinary shares; the minimum
price which the Company may pay for each ordinary
Share is the nominal value; and up to 5% of the
average middle market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, for the previous 5 business days; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or 05 MAY 2010]; and the Company,
before the expiry, may make a contract to purchase
ordinary shares

PROPOSAL #S.12: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [as specified in Section 94 of the
Companies Act 1985] for cash pursuant to the
authority conferred by Resolution 11, asset out in
the notice of the AGM held on 08 MAY 2008, and self
relevant shares [as defined in Section 94 of the
Companies Act 1985] held by the Company as treasury
shares [as specified in Section 162A of the Companies
 Act 1985] for cash, as if Section 89(1) of the
Companies Act 1985 did not apply to such allotment or
 sale, provided that all power shall be limited to
the allotment of equity securities: in connection
with a rights issue in favor of ordinary
shareholders; up to an aggregate nominal amount of
GBP 1,366,794 [Authority expires the earlier of the
conclusion of the next AGM of the Company or 05 MAY
2010,]; and the Directors may allot equity securities
 after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.13: Approve the general meeting, other                         ISSUER          YES          FOR               FOR
than an AGM, may be called on no less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PS BUSINESS PARKS, INC.
  TICKER:                PSB             CUSIP:     69360J107
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD L. HAVNER, JR                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOSEPH D. RUSSELL, JR.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. WESLEY BURNS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JENNIFER H. DUNBAR                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR M. FRIEDMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES H. KROPP                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HARVEY LENKIN                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL V. MCGEE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN K. PRIBBLE                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &                       ISSUER          YES          FOR               FOR
YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS,
 TO AUDIT THE ACCOUNTS OF PS BUSINESS PARKS, INC. FOR
 THE FISCAL YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK PAN INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y7136J285
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual report                        ISSUER          YES          FOR               FOR
and financial report of the Company, and give Acquit
Et De Charge to Member Director and Commissioner for
book year 2008

PROPOSAL #2.: Approve the profit allocation for book                       ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #3.: Approve to change Member Board of                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.: Grant authority to the share holders to                      ISSUER          YES          FOR               FOR
 determine honorarium for Member Commissioner

PROPOSAL #5.A: Grant authority to the Member                               ISSUER          YES          FOR               FOR
Commissioner to determine job for Member Director

PROPOSAL #5.B: Grant authority to the Member                               ISSUER          YES          FOR               FOR
Commissioner to determine salary and allowance for
Director

PROPOSAL #6.: Grant authority to the Member Director                       ISSUER          YES          FOR               FOR
to appoint Public Accountant for book year 2009

PROPOSAL #7.: Approve to increase capital regarding                        ISSUER          YES          FOR               FOR
of warrant and revise Article Association paragraph 4
 verse 2

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT CITRA MARGA NUSAPHALA PERSADA TBK
  TICKER:                N/A             CUSIP:     Y71205135
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the adjustment of the Article                        ISSUER          YES          FOR               FOR
of Association to comply with Corporation Law No 40
year 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT CITRA MARGA NUSAPHALA PERSADA TBK
  TICKER:                N/A             CUSIP:     Y71205135
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take action on the result of                      ISSUER          YES        AGAINST           AGAINST
 AGM year 2007 such as: the Director's report
regarding the execution of the technique and
financial study in the Subsidiary Companies, PT Citra
 Margatama Surabaya and PT Citra Waspphutowa; and the
 Director's report regarding the Company's profit
utility in book YE 31 DEC 2007

PROPOSAL #2.: Approve the option in handling the                           ISSUER          YES        AGAINST           AGAINST
Subsidiary Companies, PT Citra Margatama Surabaya and
 PT Citra Waspphutowa

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT CITRA MARGA NUSAPHALA PERSADA TBK
  TICKER:                N/A             CUSIP:     Y71205135
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and ratify the financial report
for book year 2008

PROPOSAL #2.: Approve to determine the utilization of                      ISSUER          YES          FOR               FOR
 net Company's profit for book year 2008

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to audit
Company's books for book year 2009

PROPOSAL #4.: Approve to change in the Board of                            ISSUER          YES          FOR               FOR
Commissioners

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT CITRA MARGA NUSAPHALA PERSADA TBK
  TICKER:                N/A             CUSIP:     Y71205135
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors, annual report and financial statement for
the book years 2008

PROPOSAL #A.2: Approve the profit allocation for book                      ISSUER          YES          FOR               FOR
 year 2008

PROPOSAL #A.3: Appoint the Public Accountant for book                      ISSUER          YES          FOR               FOR
 year 2009

PROPOSAL #E.1: Approve to change the Company's Board                       ISSUER          YES          FOR               FOR
of Commissioners

PROPOSAL #E.2: Approve the material and affiliated                         ISSUER          YES          FOR               FOR
transaction related to Debt Restructuring Plan of the
 subsidiary Company Pt Citra Margatama Surabaya

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDOFOOD SUKSES MAKMUR TBK
  TICKER:                N/A             CUSIP:     Y7128X128
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008

PROPOSAL #2.: Ratify the financial report for book                         ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #3.: Approve to determine the utilization of                      ISSUER          YES          FOR               FOR
 net Company's profit for book year 2008

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #5.: Amend the Company Articles of                                ISSUER          YES        AGAINST           AGAINST
Association related to the Board term of office

PROPOSAL #6.: Approve the change in the Board of                           ISSUER          YES        AGAINST           AGAINST
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INTERNATIONAL NICKEL INDONESIA TBK
  TICKER:                N/A             CUSIP:     Y39128148
  MEETING DATE:          8/13/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 Articles of Association to conform to Law no.40/2007
 on Limited Liability Companies, the BAPEPAM LK'S
Regulation no. IX J 1 on the principles of the
Company's Article of Association for Public Listed
Company and Corporate Governance Principles

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company , jointly or individually, with the rights
of substitution, to conduct all necessary acts in
connection with the amendment of the Articles of
Association of the Company, to restate the
resolutions of the meeting in a statement of the
meeting resolution before the Notary, to authorize
the Notary to request the ratification and approval
and submit notification to the Ministry of Law and
Human Rights of the Republic of Indonesia, and
generally, to perform and any of all acts deemed
necessary or appropriate to be done to achieve
effectiveness on the amendment of the Articles of

PROPOSAL #3.: Appoint the Members to the Board of                          ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT MATAHARI PUTRA PRIMA TBK
  TICKER:                N/A             CUSIP:     Y71294139
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Director's report regarding                      ISSUER          YES          FOR               FOR
 the Company's activities for book year ended 31 DEC
2008 and ratify the balance sheet and financial
statement for book year 2008 and to release and grant
 discharge to the Directors and the Commissioners
from their managerial and supervisory in year 2008

PROPOSAL #2.: Approve the plan of the Company's                            ISSUER          YES          FOR               FOR
profit utility in book year 2008

PROPOSAL #3.: Appoint the public accountant for book                       ISSUER          YES          FOR               FOR
year 2009 and authorize the Directors to determine
honorarium and other requirement of its appointment

PROPOSAL #4.: Appoint the Directors and the                                ISSUER          YES        AGAINST           AGAINST
Commissioners including Independent Commissioners and
 to determine salary/honorarium and or other benefit
for the Board of Directors and the Commissioners

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT MULIA INDUSTRINDO TBK
  TICKER:                N/A             CUSIP:     Y71312113
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
including ratification of financial report and report
 on the Board of Commissioners supervision for book

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to audit
Company's books for book year 2009 and determine
their honorarium

PROPOSAL #3.: Approve to change in the Board of                            ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT PERUSAHAAN ROKOK TJAP GUDANG GARAM TBK
  TICKER:                N/A             CUSIP:     Y7121F165
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Director for the Book years 2008

PROPOSAL #2.: Approve the annual report and financial                      ISSUER          YES          FOR               FOR
 statement for the Book years 2008

PROPOSAL #3.: Approve the Dividend                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to change the Members Board of                       ISSUER          YES        AGAINST           AGAINST
Company

PROPOSAL #5.: Appoint the Public Accountant                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT SEMEN GRESIK (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7142G168
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Company's Power                        ISSUER          YES          FOR               FOR
Plant Development Plan

PROPOSAL #2.: Approve to adjust the AGM of                                 ISSUER          YES          FOR               FOR
shareholders resolution for the year 2006 and 2007
regarding posting of Tantiem and Partnership and
Community Development Program

PROPOSAL #3.: Approve the implementation of the State                      ISSUER          YES          FOR               FOR
 Owned Enterprises Ministry Regulation No.
05/MBU/2008 dated 03 SEP 2008 regarding general
guidelines of the procurement implementation of goods

PROPOSAL #4.: Ratify the Company's Shares Buyback                          ISSUER          YES          FOR               FOR
Program

PROPOSAL #5.: Receive the report on the results of                         ISSUER          YES          FOR               FOR
feasibility study on the Development Plan of new
Cement Plan in West Sumatra

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT SEMEN GRESIK (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y7142G168
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Board of Director's report                      ISSUER          YES          FOR               FOR
 regarding the Company's performance during the year
2008, including the report of supervisory duty
activities of the Board of Commissioners during the
year 2008 and approve the annual report for the
partnership and community development program during
the year 2008

PROPOSAL #A.2: Ratify the Company's annual financial                       ISSUER          YES          FOR               FOR
statements for the year 2008 and approve the annual
report of PCDP for the year 2008 and thereby
discharge the Board of direct and Commissioners from
their managerial responsibility [volledig at de
charge] for year 2008

PROPOSAL #A.3: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's net profit for the year 2008

PROPOSAL #A.4: Approve to determine the tantieme for                       ISSUER          YES          FOR               FOR
the year 2008 and salary/honorarium for the year 2009
 and other allowances/facilities for both of the
Board of Directors and Commissioners of the Company

PROPOSAL #A.5: Appoint the registered Public                               ISSUER          YES          FOR               FOR
Accountant to Audit Company's financial statement for
 the year 2009 and other periods in the year 2009 and
 appoint of registered Public Accountant to Audit
financial statement of PCDP for the year 2009

PROPOSAL #E.1: Approve the actions regarding the Plan                      ISSUER          YES          FOR               FOR
 to build new plant in west sumatera

PROPOSAL #E.2: Amend the Company's Article of                              ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PTT PUBLIC COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Y6883U113
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the 2008 AGM minutes                      ISSUER          YES          FOR               FOR
 on 11 APR 2008

PROPOSAL #2.: Approve 2008 performance statement and                       ISSUER          YES          FOR               FOR
2008 financial statement, end up on 31 DEC 2008

PROPOSAL #3.: Approve 2008 Net Profit Allocation Plan                      ISSUER          YES          FOR               FOR
 and Dividend Policy

PROPOSAL #4.: Appoint an Auditor and approve to                            ISSUER          YES          FOR               FOR
consider 2009 Auditor Fees

PROPOSAL #5.: Approve to consider 2009 Board of                            ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #6.1: Elect Mr. Norkun Sitthiphong as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.2: Elect Mr. Prasert Bunsumpun as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Elect Mr. Watcharakiti Watcharothai as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #6.4: Elect Mr. Suraphol Nitikraipot as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.5: Elect Mr. Surachai Phuprasert as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Approve the rectification of PTT's                           ISSUER          YES          FOR               FOR
Article of Association

PROPOSAL #8.: Approve 5 years External Fund Raising                        ISSUER          YES        AGAINST           AGAINST
Plan [during 2009-2013]

PROPOSAL #9.: Receive the report PTT's related                             ISSUER          YES          FOR               FOR
Supreme Administrative Court's decisions compliances

PROPOSAL #10.: Other matters [if any]                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLIGROUPE SA, LAUSANNE
  TICKER:                N/A             CUSIP:     H64716147
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLIGROUPE SA, LAUSANNE
  TICKER:                N/A             CUSIP:     H64716147
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Management report,                               ISSUER          YES          FOR               FOR
consolidated financial statements and financial
statements of Publigroupe Limited for 2008

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and Senior Management

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet profit and allocation of income and
dividends of CHF 3.50 per share

PROPOSAL #4.A: Re-elect Mr. Peter Brunner,                                 ISSUER          YES          FOR               FOR
Rueschlikon [ZH] as a Board of Director

PROPOSAL #4.B: Re-elect Mr. Jean-Pierre Jeannet,                           ISSUER          YES          FOR               FOR
Providence [USA] as a Board of Director

PROPOSAL #5.: Elect Mr. Hans-Peter Rohner as a Board                       ISSUER          YES          FOR               FOR
of Director

PROPOSAL #6.: Elect KPMG AG as the Statutory Auditors                      ISSUER          YES          FOR               FOR
 and Group Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PULTE HOMES, INC.
  TICKER:                PHM             CUSIP:     745867101
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DEBRA J. KELLY-ENNIS                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BERNARD W. REZNICEK                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD G. WOLFORD                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: AMENDMENT OF OUR ARTICLES OF                                 ISSUER          YES          FOR               FOR
INCORPORATION TO RESTRICT CERTAIN TRANSFERS OF COMMON
 SHARES IN ORDER TO PRESERVE TAX TREATMENT OF
COMPANY'S NET OPERATING LOSSES AND OTHER TAX BENEFITS.

PROPOSAL #03: AMENDMENT TO PULTE HOMES, INC. 2004                          ISSUER          YES          FOR               FOR
STOCK INCENTIVE PLAN TO INCREASE NUMBER OF COMMON
SHARES AVAILABLE UNDER PLAN.

PROPOSAL #04: THE RATIFICATION OF THE APPOINTMENT OF                       ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

PROPOSAL #05: A SHAREHOLDER PROPOSAL REQUESTING THE                      SHAREHOLDER       YES        AGAINST             FOR
ELECTION OF DIRECTORS BY A MAJORITY, RATHER THAN
PLURALITY, VOTE.

PROPOSAL #06: A SHAREHOLDER PROPOSAL REQUESTING THE                      SHAREHOLDER       YES          FOR             AGAINST
DECLASSIFICATION OF THE BOARD OF DIRECTORS.

PROPOSAL #07: A SHAREHOLDER PROPOSAL REQUESTING AN                       SHAREHOLDER       YES        AGAINST             FOR
AMENDMENT TO THE COMPANY'S BYLAWS TO REQUIRE THAT THE
 CHAIRMAN OF THE BOARD OF DIRECTORS BE AN INDEPENDENT
 DIRECTOR.

PROPOSAL #08: A SHAREHOLDER PROPOSAL REGARDING THE                       SHAREHOLDER       YES        AGAINST             FOR
USE OF PERFORMANCE-BASED OPTIONS.

PROPOSAL #09: A SHAREHOLDER PROPOSAL REQUESTING                          SHAREHOLDER       YES        AGAINST             FOR
ANNUAL ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL #10: A SHAREHOLDER PROPOSAL REQUESTING THAT                     SHAREHOLDER       YES        AGAINST             FOR
COMPENSATION COMMITTEE REVIEW AND REPORT ON COMPANY'S
 COMPENSATION POLICIES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                Q-CELLS SE, BITTERFELD-WOLFEN
  TICKER:                N/A             CUSIP:     D6232R103
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Section 61 of the se-regulation and Sections 289(4)
and 315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 35,571,236.53 as follows:
 payment of a dividend of EUR 0.03 per preferred
share EUR 34,714,518.01 shall be allocated to the
other revenue reserves ex-dividend and payable date:
19 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors: I. for the                      ISSUER          NO           N/A               N/A
 2009 FY: KPMG AG, Leipzig; II. for the interim
report and the review of the interim half-year
financial statements: KPMG AG, Leipzig

PROPOSAL #6.: Resolution on the revision of the stock                      ISSUER          NO           N/A               N/A
 option program 2007 as per item 7 on the agenda of
the general meeting of 14 JUN 2007 and item 8 of the
general meeting of 26 JUN 2008, in respect of the
terms of exercise, the related revision of t he
contingent capital 2007/I, and the correspondent
amendment to the Articles of Association

PROPOSAL #7.: Renewal of the authorization to issue                        ISSUER          NO           N/A               N/A
warrant and/or convertible bonds in connection with
the implementation of the Shareholders Rights Act
[ARUG], the related revision of the contingent
capital 2006/1, and the correspondence amendments to
the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
5,000,000,000, conferring a conversion or option
right for new ordinary shares of the Company, on or
before 31 MAY 2014; shareholders subscription rights
shall be excluded for the issue of bonds at a price
not materially below their theoretical market value,
for residual amounts, and for the granting of
subscription rights to the holders of previously
issued bonds; the share capital shall be increased
accordingly by up to EUR 43,621,323 through the issue
 of up to 43,621,323 new ordinary shares, insofar as
conversion or option rights are exercised [contingent
 capital 2006/1]; the Articles of Association shall

PROPOSAL #8.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Marcel Brenninkmeijer

PROPOSAL #8.B: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Joerg Menno Harms

PROPOSAL #8.C: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Richard Kauffman

PROPOSAL #8.D: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Andrew Lee

PROPOSAL #8.E: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Christian Reitberger

PROPOSAL #8.F: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Frauke Vogler

PROPOSAL #9.: Resolution on the remuneration for the                       ISSUER          NO           N/A               N/A
first Supervisory Board of the Company as an European
 Company [SE]: 1) the Members of the Supervisory
Board shall receive a) a fixed annual remuneration of
 EUR 25,000 b) a variable, profit-related annual
remuneration of EUR 200 per million with an upper
limit of EUR 25,000; 2) the Chairman of the
Supervisory Board shall receive twice the amount, the
 Deputy Chairman shall receive 1 and a half times the
 amount as per 9.1, each Member of a Committee shall
receive an extra remuneration of 25%, each Chairman
of a Committee an extra remuneration of 50% of the
remuneration as per 9.1., this does not apply to the
nomination committee; the total annual remuneration
shall not exceed twice the amount, or, in the case of
 the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board
shall be granted an asset-liability insurance; 4) the
 Company shall reimburse expenses by Members of the
Supervisory Board, the remuneration shall be granted
proportionately for the period from 23 OCT 2008 to 31
 DEC 2008, and the period from 01 JAN 2009 to 18 JUN
2009

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own ordinary shares of up to 10% of its
share capital, at a price neither more than 5% above
the market price nor below EUR 0.01, on or before 30
NOV 2010, the Board of Managing Directors shall be
authorized to use the shares for acquisition purposes
 or within the scope of one of its stock option
programs, and to dispose of the shares in a manner
other than the stock exchange or a rights offering if
 they are sold at a price not materially below their

PROPOSAL #11.: Amendment to Section 20(3) of the                           ISSUER          NO           N/A               N/A
Articles of Association in connection with the
Shareholders Rights Act [ARUG], in respect of the
Board of Managing Directors being authorized to allow
 the audio visual transmission of shareholders
meetings, especially via the internet the Board of
Managing Directors shall enter the amendment into the
 commercial register only if and when the respective
provision of the ARUG comes into effect a shareholder
 has put forth the following additional item for
resolution

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          NO           N/A               N/A
existing authorized capital, the creation of a new
authorized capital, and the correspondence amendment
to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board to increase the Company's share
 capital by up to EUR 54,526,653 through the issue of
 up to 54,526,653 new no-par shares against payment
in cash and/or kind, on or before 31 MAY 2014; the
Board of Managing Directors shall be authorized, with
 the consent of the Supervisory Board, to exclude
shareholders subscription rights for a capital
increase against payment in kind, especially in
connection with mergers and acquisitions, residual
amounts or a capital increase against payment in cash
 of the shares are sold at a price not materially
below the market price of the shares, and to use the
shares as employee shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANEX BUILDING PRODUCTS CORP
  TICKER:                NX              CUSIP:     747619104
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DONALD G. BARGER, JR.                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID D. PETRATIS                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE MATERIAL TERMS OF THE                         ISSUER          YES          FOR               FOR
PERFORMANCE CRITERIA FOR ANNUAL INCENTIVE AWARDS,
PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS
UNDER THE QUANEX BUILDING PRODUCTS CORPORATION 2008
OMNIBUS INCENTIVE PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA COMPUTER INC
  TICKER:                N/A             CUSIP:     Y7174J106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The status of euro convertible bonds                        ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The status of buybacks treasury stock                       ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 10 for 1000 shares

PROPOSAL #B.4: Approve to revise Articles of                               ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA DISPLAY INC
  TICKER:                N/A             CUSIP:     Y0451X104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The indirect investment in people's                         ISSUER          NO           N/A               N/A
republic of China

PROPOSAL #A.4: The issuance status of corporate bonds                      ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[proposed cash dividend: TWD 0.3 per share]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff and shareholders bonus
[proposed stock dividend 30 for 1,000 shares held]

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal, trading derivatives,
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.7: Extraordinary proposals                                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUESTCOR PHARMACEUTICALS, INC.
  TICKER:                QCOR            CUSIP:     74835Y101
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DON M. BAILEY                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: VIRGIL D. THOMPSON                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NEAL C. BRADSHER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID YOUNG                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHEN C. FARRELL                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
ODENBERG, ULLAKKO, MURANISHI & CO. LLP AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAIT FINANCIAL TRUST
  TICKER:                RAS             CUSIP:     749227104
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF TRUSTEE: BETSY Z. COHEN                          ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF TRUSTEE: EDWARD S. BROWN                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF TRUSTEE: DANIEL G. COHEN                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF TRUSTEE: FRANK A. FARNESI                        ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF TRUSTEE: S. KRISTIN KIM                          ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF TRUSTEE: ARTHUR MAKADON                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF TRUSTEE: DANIEL PROMISLO                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF TRUSTEE: JOHN F. QUIGLEY,                        ISSUER          YES          FOR               FOR
III
PROPOSAL #1I: ELECTION OF TRUSTEE: MURRAY STEMPEL, III                     ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE SELECTION OF                         ISSUER          YES          FOR               FOR
GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2009 FISCAL YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RALCORP HOLDINGS, INC.
  TICKER:                RAH             CUSIP:     751028101
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID R. BANKS                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK W. GOODALL                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOE R. MICHELETTO                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID P. SKARIE                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS                       ISSUER          YES          FOR               FOR
LLP AS RALCORP HOLDINGS INDEPENDENT REGISTERED PUBLIC
 ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER
 30, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAYONIER INC.
  TICKER:                RYN             CUSIP:     754907103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD D. KINCAID                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: V. LARKIN MARTIN                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RONALD TOWNSEND                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN E. BUSH                           ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID W. OSKIN                         ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF                            ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAYTHEON COMPANY
  TICKER:                RTN             CUSIP:     755111507
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: VERNON E. CLARK                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN M. DEUTCH                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: FREDERIC M. POSES                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL C.                             ISSUER          YES          FOR               FOR
RUETTGERS

PROPOSAL #1E: ELECTION OF DIRECTOR: RONALD L. SKATES                       ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM R. SPIVEY                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: LINDA G. STUNTZ                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WILLIAM H. SWANSON                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS                         ISSUER          YES          FOR               FOR

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING ADVISORY                    SHAREHOLDER       YES        AGAINST             FOR
 VOTE ON EXECUTIVE COMPENSATION

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING SPECIAL                     SHAREHOLDER       YES        AGAINST             FOR
SHAREOWNER MEETINGS

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING ADOPTION                    SHAREHOLDER       YES        ABSTAIN           AGAINST
 OF HEALTH CARE REFORM PRINCIPLES

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RECKITT BENCKISER GROUP PLC
  TICKER:                N/A             CUSIP:     G74079107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and the financial                      ISSUER          YES          FOR               FOR
 statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Adrian Bellamy [Member of                       ISSUER          YES          FOR               FOR
the remuneration committee] as a Director

PROPOSAL #5.: Re-elect Dr. Peter Harf as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Andre Lacroix [Member of                           ISSUER          YES          FOR               FOR
Audit Committee] as a Director

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with the pre-emptive rights
up to aggregate nominal amount of GBP 23,662,000

PROPOSAL #S.10: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
passing of Resolution 9, to issue of equity or
equity-linked securities without the pre-emptive
rights up to aggregate nominal amount of GBP 3,611,000

PROPOSAL #S.10: Grant authority to market purchase                         ISSUER          YES          FOR               FOR
72,000,000 ordinary shares

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER NV
  TICKER:                N/A             CUSIP:     N73430113
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To the annual report of the Executive                        ISSUER          NO           N/A               N/A
Board and the Supervisory Board

PROPOSAL #3.: Adopt the 2008 annual financial                              ISSUER          YES          FOR               FOR
statements

PROPOSAL #4.A: Approve release from liability of the                       ISSUER          YES          FOR               FOR
Members of the Executive Board, in accordance with
Article 31 under 2 of the Articles of Association,
requested to release the Members of the Executive
Board from liability for their Management insofar as
such Management is apparent from the financial
statements

PROPOSAL #4.B: Approve the release from liability, in                      ISSUER          YES          FOR               FOR
 accordance with Article 31 under 2 of the Articles
of Association, requested to release the Members of
the Supervisory Board from liability for their
supervision insofar as such supervision is apparent
from the financial statements

PROPOSAL #5.: Adopt the 2008 annual financial                              ISSUER          YES          FOR               FOR
statements by the General Meeting of Shareholders and
 in accordance with Article 33 under 1 of the
Articles of Association, the combined Board
recommends a final dividend of EUR 0.290 per ordinary
 share of EUR 0.07 nominal value, taking into account
 the EUR 0.114 interim dividend per ordinary share
that was paid on 29 AUG 2008, this means that the
2008 total dividend per ordinary share amounts to EUR
 0.404, the final dividend will be payable on 22 MAY
2009 and the ordinary shares will trade ex(final)
dividend from 24 APR 2009

PROPOSAL #6.: Re-appoint Deloitte Accountants B.V as                       ISSUER          YES          FOR               FOR
the External Auditors in accordance with Article 30
under 6 of the Articles of Association, conduct the
audit of the financial statements the Audit Committee
 has conducted a formal review of the performance of
the External Auditors and the effectiveness of the
audit. Based on this review, and on their subsequent
observations on the planning and execution of the
External Audit for the FYE on 31 DEC 2008, until the
AGM of Shareholders in 2010, the Supervisory Board
follows this recommendation with the support of the
Executive Board, the terms and conditions applicable
to this re-appointment will be determined by the
Supervisory Board, reference is made to the Audit
Committee report on pages 81 and 82 of the annual
reports and financial statements 2008

PROPOSAL #7.A: Re-appoint the Mr. Lord Sharman as the                      ISSUER          YES          FOR               FOR
 Supervisory Board

PROPOSAL #7.B: Re-appoint the Mr. David Reid as the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #7.C: Re-appoint the Mr. Mark Elliott as the                      ISSUER          YES          FOR               FOR
 Supervisory Board

PROPOSAL #7.D: Re-appoint the Mrs. Dien de Boer-Kruyt                      ISSUER          YES          FOR               FOR
 as the Supervisory Board

PROPOSAL #8.: Appoint Mr. Ian Smith as Member of the                       ISSUER          YES          FOR               FOR
Executive Board in accordance with Article 15 under 1
 of the Articles of Association and the Combined
Board has decided for the time being to fix the
number of Members of the Executive Board at 4 as

PROPOSAL #9.: Grant authority for the acquire shares                       ISSUER          YES          FOR               FOR
in the Company on 24 APR 2008 for a period up to and
including 30 SEP 2009 in accordance with Article 9 of
 the Articles of Association, to again grant the
Executive Board the authority to acquire own shares
of the Company through stock exchange trading or
otherwise, for a period of 18 months from the date of
 the AGM of Shareholders and therefore up to and
including 21 OCT 2010, to the maximum number of
shares mentioned in Article 9 under 2(b) of the
Articles of Association, for prices not below the
nominal value and not exceeding the higher of (a)
105% of the average market price of the Company's
ordinary shares on Euro next Amsterdam during the 5
trading days immediately preceding the date of the
re-purchase, (b) the price of the last independent
trade of an ordinary share of the Company on Euro
next Amsterdam or (c) the then current independent
bid for an ordinary share of the Company on Euro next
 Amsterdam, if the re-purchase concerns R shares, the
 price shall not be lower than the nominal value and
not higher than if calculated on the basis of the
price of the ordinary shares in which they can be

PROPOSAL #10.A: Grant authority to issue shares and                        ISSUER          YES          FOR               FOR
to grant rights the to acquire shares in the capital
of the Company pursuant to a resolution passed by the
 General Meeting of Shareholders on 24 April 2008, to
 issue shares and to grant rights to subscribe for
shares as referred to in Article 6 of the Articles of
 Association was extended for a period expiring on 30
 SEP 2009, to the General Meeting of Shareholders,
for a period of 18 months from the date of the AGM of
 Shareholders and therefore up to and including 21
OCT 2010, in accordance with and within the limits of
 Article 6.2 of the Articles of Association; to issue
 shares and grant rights to acquire shares in the
capital of the Company, provided this authority shall
 be limited to 10% of the issued and outstanding
share capital of the Company at close of trading on
Euro next Amsterdam on 22 APR 2009, plus an
additional 10% of the issued and outstanding share
capital of the Company as per the same date in
relation with mergers or acquisitions; furthermore
and without application of the 10% limitation, to
issue shares in the capital of the Company in so far
as this would be done to meet obligations resulting
from the exercise of rights to acquire shares under
approved (share) option schemes, shall be restricted
by the limitations provided in Article 6.2 of the

PROPOSAL #10.B: Grant authority to issue shares, and                       ISSUER          YES          FOR               FOR
to restrict preemptive rights, to limit or exclude
statutory pre-emptive rights to the issuance of
shares for a period of 18 months from the date of the
 AGM of Shareholders and therefore up to and
including 21 OCT 2010, in accordance with and within
the limits of Article 7.4 of the Articles of
Association, to limit or exclude the statutory pre-
emptive rights of shareholders at an issue of shares
or a grant of rights to acquire shares in the capital
 of the Company, which is resolved upon by the
Combined Board pursuant to Item 10a

PROPOSAL #11.: Other business                                              ISSUER          NO           N/A               N/A

PROPOSAL #12.: close the meeting                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER NV
  TICKER:                N/A             CUSIP:     N73430113
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint Mr. Anthony Habgood as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #3.: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER P L C
  TICKER:                N/A             CUSIP:     G74570121
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare final dividend                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Ian Smith as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Mark Elliott as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. David Reid as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Lord Sharman as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Grant authority to purchase own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENAULT SA, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F77098105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
omission of dividends

PROPOSAL #O.4: Approve the Auditors' Special Report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Reelect Ms. Dominique De La Garanderie                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #O.6: Elect Mr. Takeshi Isayama as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.7: Elect Mr. Alain J.P. Belda as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.8: Elect Mr. Philippe Chartier as a                            ISSUER          YES        AGAINST           AGAINST
Representative of Employee Shareholders to the Board

PROPOSAL #O.9: Elect Mr. Michel Sailly representative                      ISSUER          YES        AGAINST           AGAINST
 of employee shareholders to the Board

PROPOSAL #O.10: Approve the Auditor's report                               ISSUER          YES          FOR               FOR

PROPOSAL #O.11: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued share capital

PROPOSAL #E.12: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 350
million

PROPOSAL #E.15: Approve to increase the authorize                          ISSUER          YES          FOR               FOR
capital increase of up to 10% of issued capital for
future acquisitions

PROPOSAL #E.16: Approve to set global limit for                            ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 500 Million

PROPOSAL #E.17: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 1 billion for
 bonus issue or increase in par value

PROPOSAL #E.18: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
2% of issued capital in Stock Option Plan

PROPOSAL #E.19: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
0.5% of issued capital in Restricted Stock Plan

PROPOSAL #E.20: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #O.21: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENT-A-CENTER, INC.
  TICKER:                RCII            CUSIP:     76009N100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF CLASS III DIRECTOR: MICHAEL                      ISSUER          YES          FOR               FOR
 J. GADE

PROPOSAL #1B: ELECTION OF CLASS III DIRECTOR: J.V.                         ISSUER          YES          FOR               FOR
LENTELL

PROPOSAL #02: TO RATIFY THE AUDIT COMMITTEE'S                              ISSUER          YES          FOR               FOR
APPOINTMENT OF GRANT THORNTON, LLP, REGISTERED
INDEPENDENT ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT
 AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31,
2009, AS SET FORTH IN THE ACCOMPANYING PROXY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REPUBLIC BANCORP, INC.-KY
  TICKER:                RBCAA           CUSIP:     760281204
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: CRAIG A. GREENBERG                                   ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MICHAEL T. RUST                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SANDRA METTS SNOWDEN                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. WAYNE STRATTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SUSAN STOUT TAMME                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BERNARD M. TRAGER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. SCOTT TRAGER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN E. TRAGER                                     ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF CROWE                      ISSUER          YES          FOR               FOR
 HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RESORTS WORLD BHD
  TICKER:                N/A             CUSIP:     Y7368M113
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the FYE 31 DEC 2008 and the
Directors' and Auditors' report

PROPOSAL #2.: Approve the declaration of a final                           ISSUER          YES          FOR               FOR
dividend of 4.0 sen less 25% tax per ordinary share
of 10 sen each for the FYE 31 DEC 2008 to be paid on
21 JUL 2009 to members registered in the record of
depositors on 30 JUN 2009

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 741,900 for all the FYE 31 DEC 2008 [2007: MYR
 755,900]

PROPOSAL #4.: Re-elect Tan Sri Clifford Francis                            ISSUER          YES          FOR               FOR
Herbert as a Director of the Company, pursuant to
Article 99 of the Articles of Association of the
Company

PROPOSAL #5.: Re-elect Mr. Quah Chek Tin as a                              ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #6.: Re-appoint Mr. Tun Mohammed Hanif bin                        ISSUER          YES          FOR               FOR
Omar as a Director of the Company, who retires in
accordance with Section 129 of the Companies Act,
1965, to hold office until the conclusion of the next
 AGM

PROPOSAL #7.: Re-appoint Tan Sri Alwi Jantan, as a                         ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Section 129 of the Companies Act,1965, to hold
office until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint Tan Sri Wan Sidek bin Hj Wan                      ISSUER          YES          FOR               FOR
 Abdul Rahman as a Director of the Company, who
retires in accordance with Section 129 of the
Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix the remuneration

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company from Resorts World Bhd to Genting Malaysia
Berhad and that all references in the Memorandum and
Articles of Association of the Company to the name
Resorts World Bhd wherever the same may appear shall
be deleted and substituted with Genting Malaysia
Berhad [proposed change of name] and authorize Tan
Sri Lim Kok Thay, the Chairman and Chief executive of
 the Company to give effect to the proposed change of
 name with full power to assent to any condition,
modification, variation, and/or amendment [if any] as
 may be required by the relevant authorities

PROPOSAL #10.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject always to the Companies Act, 1965,
the Articles of Association of the Company and the
relevant governmental and/or regulatory authorities,
where such approval is required, pursuant to Section
132D of the Companies Act, 1965 to issue and allot
shares in the Company, at any time and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion deem fit
provided that the aggregate number of shares issued
pursuant to this resolution does not exceed 10% of
the issued and paid-up share capital of the Company
for the time being, and this authority under this
resolution shall continue in for until the conclusion
 of the next AGM of the Company, and that a)
authorize the Directors of the Company, to take all
such actions that may be necessary and/or desirable
to give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] in connection therewith; and to
 obtain the listing of and quotation for the
additional shares so issued on Bursa Malaysia

PROPOSAL #11.: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Ordinary Resolution 12, and subject to compliance
with all applicable laws, the Company's Articles of
Association, and the regulations and guidelines
applied from time to time by Bursa Malaysia
Securities Berhad [Bursa Securities] and/or any other
 relevant regulatory authority: a) authorize the
Company to utilize up to the aggregate of the total
retained earnings and share premium accounts of the
Company based on its latest audited financial
statements available up to the date of the
transaction, to purchase, from time to time during
the validity of the approval and authority under this
 resolution, such number of ordinary shares of 10 sen
 each in the Company [as may be determine by the
Directors of the Company] on Bursa Securities upon
such terms and conditions as the Directors may deem
fit and expedient in the interests of the Company,
provided that the aggregate number of shares to be
purchased and/or held by the Company pursuant to this
 resolution does not exceed 10% of the total issued
and paid-up ordinary share capital of the Company at
the time of purchase and provided further that in the
 event that the Company ceases to hold all or any
part of such shares as a result of [among others]
cancellations, resales and/or distributions of any of
 these shares so purchased, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up ordinary
share capital of the Company at the time of purchase,
 based on the audited financial statements of the
Company for the FYE 31 DEC 2008, the Company's
retained earnings and share premium accounts were
approximately MYR 7,384.1 million and MYR 1,100.2
million respectively; [Authority expires at the
earlier of the conclusion of the next AGM of the
Company; or the expiry of the period within which the
 next AGM is required by law to be held]; authorize
the Directors of the Company, to deal with any shares
 purchased and any existing treasury shares [the said
 shares] in the following manner: i) cancel the said
shares; ii) retain the said shares as treasury
shares; or in any other manner as may be prescribed
by all applicable laws and/or regulations and
guidelines applied from time to time by Bursa
Securities and/or any other relevant authority for
the time being in force and that the authority to
deal with the said shares shall continue to be valid
until all the said shares have been dealt with by the
 Directors of the Company; and to take all such
actions that may be necessary and/or desirable to
give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] as may be imposed by any
relevant regulatory authority or Bursa Securities

PROPOSAL #12.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Ordinary
Resolution 11 and the Securities Commission [SC],
approve the Genting Berhad [Genting] and the persons
acting in concert with Genting [PAC] to be exempted
from the obligation to undertake a mandatory take-
over offer on the remaining voting shares in the
Company not already owned by them under Part II of
the Malaysian Code on Take-Overs and Mergers, 1998
[Code], which may arise upon the future purchase by
the Company of its own shares pursuant to Ordinary
Resolution 11, in conjunction with the application
submitted by Genting and the PACs to the SC under
Practice Note 2.9.10 of the Code, to take all such
actions that may be necessary and/or desirable to
give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amend [if any] as may be imposed by any
relevant regulatory authority and/or to do all such
acts and things as the Directors may deem fit and
expedient in the best interest of the Company

PROPOSAL #13.: Approve the Company and/or its                              ISSUER          YES          FOR               FOR
subsidiaries, to enter into any of the transactions
falling within the types of recurrent related party
transactions of a revenue or trading nature with the
related parties as set out in Section 2.3 under Part
C of the document to shareholders dated 25 MAY 2009,
provided that such transactions are undertaken in the
 ordinary course of business, on arm's length basis
and on commercial terms which are not more favourable
 to the related party than those generally available
to/from the public and are not, in the Company's
opinion, detrimental to the minority shareholders and
 that the breakdown of the aggregate value of the
recurrent related party transactions conducted/to be
conducted during the FY, including the types of
recurrent transactions made and the names of the
related parties, will be disclosed in the annual
report of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the
Company following this AGM at which such Proposed
Shareholders' Mandate is passed, at which time it
will lapse, unless by a resolution passed at the
meeting, the authority is renewed; the expiration of
the period within which the next AGM of the Company
after that date is required to be held pursuant to
Section 143[1] of the Companies Act, 1965 [but shall
not extend to such extension as may be allowed
pursuant to Section 143[2] of the Companies Act, 1965]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REXAM PLC, LONDON
  TICKER:                N/A             CUSIP:     G1274K113
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the 2008 final dividend on the                       ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Mr. John Langston as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Graham Chipchase as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Noreen Doyle as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Robbie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor and authorize the Directors to
determine its remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 150,000,000 to
GBP 750,000,000 by the creation of an additional
233,333,333 new ordinary shares of 64 2/7 pence each
ranking pari passu in all respects as one class of
shares with the existing ordinary shares of 64 2/4
pence each in the capital of the Company

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Article 6 of the Company's Articles of
Association, subject to the passing of Resolution 9,
to allot relevant securities: a) up to an aggregate
nominal amount of GBP 137,768,000; ii) up to an
additional aggregate nominal amount of GBP
137,768,000, in connection with a rights issue in
favor of ordinary shareholders; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 7 of the Articles, to allot
equity securities for cash: i) up to an aggregate
nominal amount of GBP 20,665,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010];

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of  Article 11 and the 1985 Act, to make
market purchases [Section 163 of the 1985 Act] of
ordinary shares of 64 2/4 pence each in the capital
of the Company provided that: a) the maximum number
of ordinary shares purchased pursuant to this
authority is 64,290,000; b) the maximum price for any
 ordinary shares shall not be more than the higher of
 an amount equal to 105% of the average middle market
 quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days immediately preceding the day on
which that ordinary shares is purchased and the
amount stipulated by Article 5(1) of the Buy-back and
 stabilisation regulation 2003; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010or 01 JUL 2010]; the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #13.: Approve that the Rules of the Rexam                         ISSUER          YES          FOR               FOR
Long Term Incentive Plan 2009 [the 2009 LTIP], as
specified and authorize the Directors to: a) do all
such other acts and things necessary or expedient for
 the purposes of implementing and giving effect to
the 2009 LTIP; and; b) add appendices or  establish
further plans based on the 2009 LTIP but modified to
take account of local tax, exchange control or
securities law in jurisdiction outside the UK,
provided that any ordinary shares made available
under such further Plans are treated as counting
against the limits on individual and overall
participation in the 2009 LTIP

PROPOSAL #S.14: Approve that in accordance with the                        ISSUER          YES          FOR               FOR
Articles, a general meeting other than an AGM may be
called on not less than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RICOH COMPANY,LTD.
  TICKER:                N/A             CUSIP:     J64683105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIO TINTO PLC
  TICKER:                N/A             CUSIP:     G75754104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and Auditors FYE 31 DEC

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Jan Du Plessis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir David Clementi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir Rod Eddington as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Andrew Gould as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Mayhew as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors of Rio Tinto Plc and authorize the Audit
Committee to determine their remuneration

PROPOSAL #9.: Approve the non executive Director's fee                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize to increase the share                             ISSUER          YES          FOR               FOR
capital and authority to allot relevant securities
under Section 80 of the Companies Act 1985

PROPOSAL #S.11: Grant authority to allot relevant                          ISSUER          YES          FOR               FOR
securities for cash under Section 89 of the Companies
 Act 1985

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings other than AGM

PROPOSAL #13.: Grant authority to pay scrip dividends                      ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Adopt and amend the new Articles of                        ISSUER          YES          FOR               FOR
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RITCHIE BROS. AUCTIONEERS INCORPORATED
  TICKER:                RBA             CUSIP:     767744105
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT WAUGH MURDOCH                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PETER JAMES BLAKE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ERIC PATEL                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BEVERLEY ANNE BRISCOE                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: E. BALTAZAR PITONIAK                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHRISTOPHER ZIMMERMAN                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES MICHAEL MICALI                                 ISSUER          YES          FOR               FOR

PROPOSAL #02: APPOINTMENT OF KPMG LLP AS AUDITORS OF                       ISSUER          YES          FOR               FOR
THE COMPANY FOR THE ENSUING YEAR AND AUTHORIZING THE
DIRECTORS TO FIX THEIR REMUNERATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RMB HOLDINGS LTD
  TICKER:                N/A             CUSIP:     S6992P127
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the audited annual financial                        ISSUER          YES          FOR               FOR
statements of the Company and the Group for the YE 30
 JUN 2008

PROPOSAL #O.2: Re-elect Messrs. Patrick Maguire Goss,                      ISSUER          YES          FOR               FOR
 Paul Kenneth Harris, Khehla Cleopas Shubane as the
Directors, who retires in terms of the Company's
Articles of Association

PROPOSAL #O.3: Re-elect Mr. Leon Crouse and Mr. Sonja                      ISSUER          YES          FOR               FOR
 Emilia Ncumisa Sebotsa as the Directors, who retires
 in terms of the Company's Articles of Association

PROPOSAL #O.4: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
for the YE 30 JUN 2008

PROPOSAL #O.5: Approve the Directors' fees for the YE                      ISSUER          YES          FOR               FOR
 30 JUN 2009 as specified

PROPOSAL #O.6: Approve to place 15% of the authorized                      ISSUER          YES          FOR               FOR
 but unissued ordinary shares in the Company
[currently representing approximately 10% of the
total issued ordinary shares of the Company], under
the control of the Directors as a general authority
until the forthcoming AGM and to allot and issue
shares in the Company upon such terms and conditions
as the Directors in their discretion deem fit,
subject to the Companies Act [Act 61 of 1973], as
amended [the Companies Act], the Articles of
Association of the Company and the Listings
Requirements of the JSE Limited [JSE], when applicable

PROPOSAL #O.7: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, by way of a renewable general authority,
 to issue ordinary shares in the authorized but
unissued share capital of the Company for cash as and
 when they in their discretion deem fit, subject to
the Companies Act, the Articles of Association of the
 Company and the Listings Requirements of the JSE,
when applicable, and the following limitations,
namely that: the ordinary shares which are the
subject of the issue for cash must be of a class
already in issue, or where this is not the case, must
 be limited to such securities or rights that are
convertible into a class already in issue; the
ordinary shares must be issued to public shareholders
 as defined by the JSE Listings Requirements and not
related parties; the ordinary shares which are the
subject of the issue for cash may not exceed 10% in
the aggregate in any 1 FY of the number of equity
shares in issue of that class; a maximum discount at
which the ordinary shares may be issued is 10% of the
 weighted average traded price of the Company's
ordinary shares measured over 30 business days prior
to the date that the price of the issue is determined
 or agreed by the Directors of the Company and the
party subscribing for the securities; and a paid
press announcement giving full details, including the
 impact on net asset value and earnings per share,
will be published at the time of any issue
representing, on a cumulative basis within 1
financial year, 5% or more of the number of ordinary
shares in issue prior to that issue, in terms of the
JSE Listings Requirements; [Authority expires the

PROPOSAL #O.8: Re-appoint, as recommended by the                           ISSUER          YES          FOR               FOR
Audit and Risk Committee, PricewaterhouseCoopers Inc.
 as the Auditors of the Company until the next AGM
and Fulvio Tonelli, as the individual registered
Auditor, who will undertake the audit for the Company
 for the ensuing year

PROPOSAL #S.1: Authorize the Company's, in terms of                        ISSUER          YES          FOR               FOR
the Company's Articles of Association, by way of a
general authority, to repurchase issued shares in the
 Company or to permit a subsidiary of the Company to
purchase shares in the Company, as and when deemed
appropriate, subject to the following initiatives:
that any such repurchase be effected through the
order book operated by the JSE trading system and
done without any prior understanding or arrangement
between the Company and the counterparty [reported
trades are prohibited]; that a paid press release
giving such details as may be required in terms of
the JSE Listings Requirements be published when the
Company or its subsidiaries have repurchased in
aggregate 3% of the initial number of shares in
issue, as at the time that the general authority was
granted, and for each 3% in aggregate of the initial
number of shares which is acquired thereafter; that a
 general repurchase may not in aggregate in any 1 FY
exceed 10% of the number of shares in the Company's
issued share capital as at the beginning of the FY,
provided that a subsidiary of the Company may not
hold at any one time more than 10% of the number of
issued shares of the Company; that no repurchases
will be effected during a prohibited period unless
there is in place a repurchase programme where the
dates and quantities of securities to be traded
during the relevant period are fixed [not subject to
any variation]and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; that at
any point in time, the Company may only appoint one
agent to effect repurchases on the Company's behalf;
that the Company may only undertake a repurchase of
securities if, after such repurchase the Company
still complies with the JSE Listings Requirements
concerning shareholder spread requirements; that, in
determining the price at which shares may be
repurchased in terms of this authority, the maximum
premium permitted be 10% above the weighted average
traded price of the shares as determined over the
five (5) business days prior to the date of
repurchase; the sponsor to the Company provides a
letter to the JSE on the adequacy of working capital
in terms of Section 2.12 of the JSE Listings
Requirements prior to any repurchases being
implemented on the open market of the JSE; and that
such repurchase shall be subject to the Companies Act
 and the applicable provisions of the JSE Listings
Requirements; [Authority expires the earlier of the
Company's next AGM or 15 months from the date of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROCHE HLDG LTD
  TICKER:                N/A             CUSIP:     H69293217
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the annual report, annual financial statements and
consolidated financial statements for 2008 be approved

PROPOSAL #1.2: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the remuneration report be approved; this vote is
purely consultative

PROPOSAL #2.: Ratification of the Board of Directors                       ISSUER          NO           N/A               N/A
action

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of CHF 5.00 per share

PROPOSAL #4.1: Re-election of Prof. Sir John Bell to                       ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.2: Re-election of Mr. Andre Hoffmann to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.3: Re-election of Dr. Franz B. Humer to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #5.: Election of Statutory Auditors, the                          ISSUER          NO           N/A               N/A
Board of Directors proposes that KPMG Ltd., be
elected as Statutory Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROGERS COMMUNICATIONS INC
  TICKER:                N/A             CUSIP:     775109200
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Ronald D. Besse as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Elect Mr. C. William D. Birchall as a                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.3: Elect Mr. John H. Clappison as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.4: Elect Mr. Peter C. Godsoe as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #1.5: Elect Mr. Alan D. Horn as a Director                        ISSUER          NO           N/A               N/A

PROPOSAL #1.6: Elect Mr. Thomas I. Hull as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #1.7: Elect Mr. Philip B. Lind as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #1.8: Elect Mr. Isabelle Marcoux as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #1.9: Elect Mr. Nadir H. Mohamed as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #1.10: Elect Mr. David R. Peterson as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.11: Elect Mr. Edward S. Rogers as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.12: Elect Ms. Loretta A. Rogers as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.13: Elect Ms. Martha L. Rogers as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.14: Elect Ms. Melinda M. Rogers as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.15: Elect Mr. William T. Schleyer as a                         ISSUER          NO           N/A               N/A
Director

PROPOSAL #1.16: Elect Mr. John A. Tory as a Director                       ISSUER          NO           N/A               N/A

PROPOSAL #1.17: Elect Mr. J. Christopher C.                                ISSUER          NO           N/A               N/A
Wansbrough as a Director

PROPOSAL #1.18: Elect Mr. Colin D. Watson as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #2.: Appointment of KPMG LLP as the Auditors                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROHM COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J65328122
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Shareholders' Proposals: Share Buybacks                      ISSUER          YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROLLS-ROYCE GROUP PLC
  TICKER:                N/A             CUSIP:     G7630U109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. John Neill as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Byrom as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Iain Conn as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. James Guyette as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Rishton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Simon Robertson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board to determine their
remuneration

PROPOSAL #10.: Authorize the Directors to capitalize                       ISSUER          YES          FOR               FOR
GBP 350,000,000 standing to the credit of the
Company's merger reserve, capital redemption reserve
and/or such other reserves issue equity with pre-
emptive rights up to aggregate nominal amount of GBP
350,000,000 [C shares]

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties and/or independent election
candidates, to political organizations other than
political parties and incur EU political expenditure
up to GBP 50,000

PROPOSAL #12.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 124,899,130

PROPOSAL #13.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 18,734,869

PROPOSAL #14.: Grant authority to 185,137,887                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROTHMANS INC
  TICKER:                N/A             CUSIP:     77869J106
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Elect Mr. John R. Barnett as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #A.2: Elect Mr. Douglas G. Bassett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #A.3: Elect Mr. John E. Caldwell as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #A.4: Elect Mr. Robert J. Carew as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #A.5: Elect Mr. Pierre Des Marais II as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #A.6: Elect Hon. Paule Gauthier as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #A.7: Elect Mr. Pierre Gravelle as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #A.8: Elect Mr. Joe Heffernan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #A.9: Elect Mr. Richard H. McCoy as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #B.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF CANADA
  TICKER:                N/A             CUSIP:     780087102
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. W. G. Beattie as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. D. T. Elix as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. J. T. Ferguson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. P. Gauthier as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. T. J. Hearn as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. A. D. Laberge as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. J. Lamarre as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. B. C. Louie as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.9: Elect Mr. M. H. McCain as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Mr. G. M. Nixon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.11: Elect Mr. D. P. O'Brien as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.12: Elect Mr. J. P. Reinhard as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.13: Elect Mr. E. Sonshine as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.14: Elect Mr. K. P. Taylor as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.15: Elect Mr. V. L. Young as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #3.: Approve the Royal Bank's Umbrella                            ISSUER          YES          FOR               FOR
saving and Securities Purchase Plan

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: adopt a rule of governance stipulating
that the compensation policy of their Executive
officers be submitted to a consultative vote by the
shareholders as specified

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt a policy stipulating that 50% of the
 new candidates nominated as the Directors be women
until parity between men and women is achieved, as
specified

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt the same policy on independence for
the Members of the Compensation Committee and outside
 compensation consultants as of the Members of the
Audit Committee and the External Auditors, as

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: adopt a governance rule limiting to 4, the
 Members of the Boards on which any of its Directors
may serve, as specified

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: adopt a policy that Royal Bank of Canada's
 shareholders be given the opportunity at each AGM of
 shareholders to vote on an advisory resolution, as
specified

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: approve to undertake a comprehensive
review of executive compensation to ensure that
incentives do not encourage extreme risks, and that
bonuses are paid out only when long-term performance
has been proven to be sound and sustainable, as

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to undertake a
comprehensive review with respect short-selling, if
warranted, the Board shall bring forward a policy for
 consideration by the shareholders, and if necessary,
 for submission to the legislators and regulators, as

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to review its policies
 on the Director recruitment, especially with regard
to the number of current and former Chief Executive
Officers of other corporations who are nominated, as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for                         ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008 and the reports of the Directors
and the Auditors thereon

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES        ABSTAIN           AGAINST
contained within the report and accounts for the FYE
31 DEC 2008

PROPOSAL #3.: Elect Mr. Philip Hampton as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Stephen A. M. Hester as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Elect Mr. John McFarlane as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Arthur 'Art' Ryan as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-appoint Deloitte LLP as the                               ISSUER          YES          FOR               FOR
Company's Auditors until the next AGM

PROPOSAL #8.: Authorize the Audit Committee to fix                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 7,500,000,000 by
the creation of an additional 30,000,000,000 ordinary
 shares of 25p each in the capital of the Company,
such shares forming one class with the existing
ordinary shares and having attached thereto the
respective rights and privileges and being subject to
 the limitations and restrictions as specified in the
 Articles of Association of the Company

PROPOSAL #10.: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by paragraph [1] of
Article 13[B] of the Company's Articles of
Association and authorize the Directors for the
purposes of Section 80 of the Companies Act 1985 to
exercise all the powers of the Company to allot
equity securities [within the meaning of Section 94
of the said Act] in connection with a rights issue in
 favour of ordinary shareholders where the equity
securities respectively attributable to the interests
 of all ordinary shareholders are proportionate [as
nearly as may be] to the respective numbers of
ordinary shares held by them, up to an aggregate
nominal amount of GBP 3,288,000,408 during the period
 commencing on the date of the passing of this
resolution and; [Authority expires at the conclusion
of the AGM in 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry; the foregoing authorities are in
addition and without prejudice to any other
subsisting authority conferred upon the Directors

PROPOSAL #S.11: Approve to renew, subject to the                           ISSUER          YES          FOR               FOR
passing of the preceding resolution, the power
conferred on the Directors by paragraph [2] of
Article 13[B] of the Company's Articles of
Association; [Authority expires at the earlier of the
 conclusion of the AGM in 2010 or on 03 JUL 2010],
and for that purpose the Section 89 amount shall be

PROPOSAL #S.12: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital and grant authority to the allotment of
 new ordinary shares

PROPOSAL #2.: Approve the Placing and Open Offer and                       ISSUER          YES          FOR               FOR
the Preference Share Redemption

PROPOSAL #3.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to disapply pre-emption rights                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BK SCOTLAND GROUP PLC
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to increase the share                        ISSUER          YES        ABSTAIN           AGAINST
capital of the Company by the creation of an
additional 22,909,776,276 ordinary shares of 25 pence
 each in the capital of the Company, such shares
forming one class with the existing ordinary shares
and having attached thereto the respective rights and
 privileges and being subject to the limitations and
restrictions as specified in the Articles of
Association of the Company and authorize the
Directors to allot relevant securities conferred by
Article 13(b) of the Articles of Association for the
prescribed period ending on the date of the AGM in
2009 be varied by increasing the Section 80 amount
[as defined in the Articles of Association] by GBP
5,727,444,069 to GBP 8,092,121,756

PROPOSAL #2.: Approve, that subject to the placing                         ISSUER          YES        ABSTAIN           AGAINST
and open offer of 22,909,776,276 new shares in the
Company, as described in the Company circular to
shareholders of which this notice forms part [as
specified], becoming unconditional [save for any
conditions relating to admission], the waiver by the
panel on takeovers and mergers of the obligation
which might otherwise arise for HM treasury to make a
 general cash offer to the remaining ordinary
shareholders of the Company for all of the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the city code on
takeovers and mergers, following completion of the
placing and open offer as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL DUTCH SHELL PLC
  TICKER:                N/A             CUSIP:     G7690A100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the Directors'
 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008, as specified

PROPOSAL #3.: Appoint Mr. Simon Henry as a Director                        ISSUER          YES          FOR               FOR
of the Company, with effect from 20 MAY 2009

PROPOSAL #4.: Re-appoint Lord Kerr of Kinlochard as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #5.: Re-appoint Mr. Wim Kok as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.: Re-appoint Mr. Nick Land as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-appoint Mr. Jorma Ollila as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Mr. Jeroen van der Veer as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #9.: Re-appoint Mr. Hans Wijers as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #11.: Authorize the Board to settle the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for 2009

PROPOSAL #12.: Authorize the Board, in substitution                        ISSUER          YES          FOR               FOR
for all existing authority to extent unused, to allot
 relevant securities [Section 80 of the Companies Act
 1985], up to an aggregate nominal amount of EUR 147
million; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Board may allot relevant securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Board, pursuant to                           ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [within the meaning of Section 94 of the
said Act] for cash pursuant to the authority
conferred by the previous resolution and/or where
such allotment constitutes an allotment of equity
securities by virtue of section 94(3A) of the said
Act as if sub-section (1) of Section 89 of the said
act did not apply to any such allotment, provided
that this power shall be limited to: a) the allotment
 of equity securities in connection with a rights
issue, open offer or any other per-emptive offer in
favor of holders of ordinary shares [excluding
treasury shares] where their equity securities
respectively attributable to the interests of such
ordinary shareholders on a fixed record date are
proportionate [as nearly as may be] to the respective
 numbers of ordinary shares held by them [as the case
 may be] [subject to such exclusions or other
arrangements as the Board may deem necessary or
expedient to deal with fractional entitlements or
legal or practical problems arising in any overseas
territory, the requirements of any regulatory body or
 stock exchange or any other matter whatsoever]: and
b) the allotment of equity securities up to an
aggregate nominal value of EUR 21 million; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or 30 JUN 2010]; and the Board may
 allot equity securities in pursuance of such an
offer or agreement as if the power conferred hereby

PROPOSAL #S.14: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163 of the Companies Act 1985] of
 up to 624 million ordinary shares of EUR 0.07 each
in the capital of the Company, at a minimum price of
EUR 0.07 per share and not more than 5% above the
average market value of those shares, over the
previous 5 business days before the purchase is made
and the stipulated by Article 5(1) of Commission
Regulation (EC) No. 2273/2003; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Company may before
such expiry, pursuant to the authority granted by
this resolution, enter into a contract to purchase
such shares which would or might be executed wholly
or partly after such expiry; in executing this
authority, the Company may purchase shares using any
Currency, including Pounds sterling, US Dollars and

PROPOSAL #15.: Authorize the Company [and all                              ISSUER          YES          FOR               FOR
companies that are subsidiaries of the Company, in
accordance with Section 366 of the Companies Act 2006
 and in substitution for any previous authorities
given to the Company [and its subsidiaries], at any
time during the period for which this resolution has
effect], to; A) make political donations to political
 organizations other than political parties not
exceeding GBP 200,000 in total per annum: and B)
incur political expenditure not exceeding GBP 200,000
 in total per annum; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL DUTCH SHELL PLC
  TICKER:                N/A             CUSIP:     G7690A118
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual report and accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint Mr. Simon Henry as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. Lord Kerr of Kinlochard                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.: Re-appoint Mr. Wim Kok as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Nick Land as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Mr. Jorma Ollila as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint Mr. Jeroen ven der Veer as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #9.: Re-appoint Mr. Hans Wijers as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of EUR 145

PROPOSAL #S.13: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
previous resolution being passed, for the issue of
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of EUR

PROPOSAL #S.14: Grant authority to purchase 624                            ISSUER          YES          FOR               FOR
million ordinary shares for Market Purchase

PROPOSAL #15.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Organizations other than Political Parties
up to GBP 200,000 and to incur EU Political
Expenditure up to GBP 200,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RSA INSURANCE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G7705H116
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Napier as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Andy Haste as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Ms. Johanna Waterous as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to determine the Auditors'                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #9.: Approve the RSA Sharesave Plan                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the RSA Irish Sharesave Plan                        ISSUER          YES          FOR               FOR
2009

PROPOSAL #11.: Approve the RSA Share Incentive Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #12: Approve the RSA Executive Share Option                       ISSUER          YES          FOR               FOR
Scheme

PROPOSAL #13.: Authorize the Group to make donations                       ISSUER          YES          FOR               FOR
to political parties, independent election candidates
 and political organizations

PROPOSAL #14.: Authorize the Directors to continue                         ISSUER          YES          FOR               FOR
the scrip dividend scheme

PROPOSAL #S.15: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #16.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #17.: Approve to permit the Directors to                          ISSUER          YES          FOR               FOR
allot further shares

PROPOSAL #S.18: Approve to relax the restrictions                          ISSUER          YES          FOR               FOR
which normally apply when ordinary shares are issued
for cash

PROPOSAL #S.19: Authorize the Company to buy back up                       ISSUER          YES          FOR               FOR
to 10% of its issued ordinary shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RWE AG, ESSEN
  TICKER:                N/A             CUSIP:     D6629K109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved financial                       ISSUER          NO           N/A               N/A
statements of RWE Aktiengesellschaft and the Group
for the financial year ended 31 DEC 2008 with the
combined Review of Operations of RWE
Aktiengesellschaft and the Group including the
statement by the Executive Board on takeover-related
issues, the proposal of the Executive Board for the
appropriation of distributable profit, and the
Supervisory Board report for fiscal 2008

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 2,408,107,789.25 as
follows: Payment of a dividend of EUR 4.50 per no-par
 share EUR 20,000,417.75 shall be carried forward Ex-
dividend and payable date: 23 APR 2009

PROPOSAL #3.: Approval of the acts of the executive                        ISSUER          YES          FOR               FOR
Board for fiscal 2008

PROPOSAL #4.: Approval of the acts of the Supervisory                      ISSUER          YES          FOR               FOR
 Board for fiscal 2008

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
abbreviation 2009 FY: PricewaterhouseCoopers AG,
Frankfurt

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital through the s tock
exchange, at a price not deviating more than 10% from
 the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 20% from the market
price of the shares, on or before October 21,
2010.The existing authorization to acquire own shares
 shall be revoked when the above authorization comes
into effect. The Board of Managing Directors shall be
 authorized to dispose of the shares in a manner
other than through the stock exchange or by way of a
public offer to all shareholders against payment in
cash at a price not materially below the market price
 of the shares, to retire the shares and to exclude
shareholders. subscription rights in connection with
mergers and acquisitions, and for the satisfaction of
 conversion and/or option rights

PROPOSAL #8.: Authorization for the use of derivative                      ISSUER          YES          FOR               FOR
 financial instruments within the scope of share
buybacks

PROPOSAL #9.: Authorization I to grant convertible                         ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital I, and the correspondence amendment to the
Article of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #10.: Authorization II to grant convertible                       ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital II, and the correspondence amendment to the
Article of Association, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #11.: Amendment to the Article of                                 ISSUER          YES          FOR               FOR
Association Section 15[3], in respect of the Board of
 Managing Directors being authorized to allow the
electronic transmission of the shareholders meeting
Section 17[2] shall be deleted, The above amendments
shall only be entered into the commercial register if
 and when the ARUG comes into effect

PROPOSAL #12.: Amendment to Article 16, Paragraph [3]                      ISSUER          YES          FOR               FOR
 of the Articles of Incorporation [Adoption of a
resolution]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RYOSAN COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J65758112
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                S.L. GREEN REALTY CORP.
  TICKER:                SLG             CUSIP:     78440X101
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN L. GREEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN H. ALSCHULER, JR.                               ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER
31, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAFEWAY INC.
  TICKER:                SWY             CUSIP:     786514208
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN A. BURD                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JANET E. GROVE                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MOHAN GYANI                            ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PAUL HAZEN                             ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: FRANK C. HERRINGER                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT I.                              ISSUER          YES          FOR               FOR
MACDONNELL

PROPOSAL #1G: ELECTION OF DIRECTOR: KENNETH W. ODER                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: REBECCA A. STIRN                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM Y.                             ISSUER          YES          FOR               FOR
TAUSCHER
PROPOSAL #1J: ELECTION OF DIRECTOR: RAYMOND G. VIAULT                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF DELOITTE                      ISSUER          YES          FOR               FOR
 & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: STOCKHOLDER PROPOSAL REQUESTING                            SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

PROPOSAL #04: STOCKHOLDER PROPOSAL REQUESTING THAT                       SHAREHOLDER       YES        AGAINST             FOR
HOLDERS OF 10% OF THE OUTSTANDING COMMON STOCK BE
GIVEN THE POWER TO CALL SPECIAL STOCKHOLDER MEETINGS

PROPOSAL #05: STOCKHOLDER PROPOSAL REQUESTING                            SHAREHOLDER       YES        AGAINST             FOR
LIMITATION ON FUTURE DEATH BENEFITS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAGE GROUP PLC
  TICKER:                N/A             CUSIP:     G7771K134
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
accounts for the YE 30 SEP 2008 together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend recommended by                      ISSUER          YES          FOR               FOR
 the Directors of 4.78p per ordinary share for the YE
 30 SEP 2008 to be paid on 06 MAR 2009 to the Members
 whose names appear on the register at the close of
business on 06 FEB 2009

PROPOSAL #3.: Re-elect Mr. G. S. Berruyer as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. T. C. W. Ingram as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors to the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #6.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 30 SEP 2008

PROPOSAL #7.: Authorize the Directors, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with Article 6 of the Company's
Articles of Association, to allot relevant securities
 up to a maximum nominal amount of GBP 4,365,191; all
 previous authorities under Section 80 of the
Companies Act 1985 shall cease to have effect;
[Authority expires at the conclusion of the next AGM

PROPOSAL #S.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
and in accordance with Article 7 of the Company's
Articles of Association, to allot equity securities
for cash and that, for the purposes of paragraph 1[b]
 of Article 7, the nominal amount to which this power
 is limited is GBP 654,778; and the power given to
the Directors by this resolution be extended to sales
 for cash of any shares which the Company may hold as
 treasury shares

PROPOSAL #S.9: Authorize the Company to make one or                        ISSUER          YES          FOR               FOR
more market purchases [within the meaning of Section
166 of the Companies Act 1985] of ordinary shares in
the capital of the Company on such terms and in such
manner as the Directors shall determine provided
that: the maximum number of ordinary shares which may
 be acquired pursuant to this authority is
130,955,755 ordinary shares in the capital of the
Company; the minimum price which may be paid for each
 such ordinary share is its nominal value and the
maximum price is the higher of 105% of the average of
 the middle market quotations for an ordinary share
as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
before the purchase is made and the amount stipulated
 by Article 5[1] of the Buy-back and Stabilization
Regulation 2003 [in each case exclusive of expenses];
 [Authority expires the earlier of the conclusion of

PROPOSAL #S.10: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for, and to the exclusion
 of the existing Articles of Association as specified

PROPOSAL #11.: Amend the rules of the Sage Group                           ISSUER          YES          FOR               FOR
Performance Share Plan, as specified and authorize
the Directors or a duly authorized Committee of them,
 be authorized to do all such acts and things as they
 may consider necessary or expedient to carry the
amendment into effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAIPEM SPA, SAN DONATO MILANESE
  TICKER:                N/A             CUSIP:     T82000117
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, consolidated balance sheet, Directors, Board of
 Auditors and the Auditing Company reports

PROPOSAL #2.: Approve the allocation of profit                             ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to update the emoluments to                          ISSUER          NO           N/A               N/A
Audit Company PricewaterhouseCoopers S.P.A.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMPO OYJ
  TICKER:                N/A             CUSIP:     X75653109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinise the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements, the Board of Director's; Report and the
Auditor's Report

PROPOSAL #7.: Adoption of the Financial Statements                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the Balance Sheet and the payment of
dividend The Board of Directors proposes to the
Annual General Meeting that a dividend of EUR 0,80
per share from the parent company's distributable
assets be paid. The dividend will be paid to those
shareholders who, on the record date for payment of
dividends, Tuesday, 14 APR 2009, are registered in
the company's Shareholder Register kept by Euroclear
Finland Ltd (previously the Finnish Central
Securities Depository Ltd) The Board proposes to the
Annual General Meeting that the dividend be paid on
Tuesday, 21 April 2009. For those shareholders who
have not transferred their share certificates to the
book-entry system by the record date for payment of
dividends, the dividend will be paid after the
transfer of their shares to the book-entry system

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
members of the Board of Directors and the CEO from
liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; after hearing the
major shareholders, the Board's Nomination and
Compensation Committee proposes to the Annual General
 Meeting that the members of the Board of Directors
will be paid the following fees per annum until the
close of the next Annual General Meeting the Chairman
 of the Board will be paid an annual fee of EUR
160,000, the Vice Chairman of Board will be paid EUR
100,000, and the other members of the Board of
Directors will be paid EUR 80,000 each 50 per cent of
 each Board member's annual compensation, after
deduction of taxes and similar payments, will be paid
 in Sampo plc A shares and the rest in cash Board
members employed by the company will not receive
separate compensation for Board work during the
validity of the employment or service relationship.
As background to the proposal that the Nomination and
 Compensation Committee has proposed that the Annual
General Meeting elect Bj rn Wahlroos to continue as a
 member of the Board of Directors and that the Board
of Directors elect him as its Chairman. At the close
of the Annual General Meeting, he will step down from
 the position of Group CEO and President of Sampo
plc. However, Bj rn Wahlroos will continue in the
service of Sampo plc until 30 June 2009, and
therefore he will be paid a Board Chairman fee of EUR
 120,000. After the end of the service relationship,
Bj rn Wahlroos will give up his participation in the
;Sampo 2006; Sampo long-term share-based incentive
scheme for Sampo Group's key management, and he will
no longer be entitled to payments through this scheme

PROPOSAL #11.: Resolution on the number of members of                      ISSUER          YES          FOR               FOR
 the Board of Directors After hearing the major
shareholders, the Nomination and Compensation
Committee proposes to the Annual General Meeting that
 eight members be elected to the Board of Directors

PROPOSAL #12.: The Nomination and Compensation                             ISSUER          YES          FOR               FOR
Committee proposes to the Annual General Meeting
Messrs Brunila, Eira Palin-Lehtinen, Jukka Pekkarinen
 Christoffer Taxell, Matti Vuoria and Bj rn Wahlroos,
 be re-elected for a term continuing until the close
of the next Annual General Meeting. Additionally,
Sampo plc's Nomination and Compensation Committee
proposes that Mr. Veli-Matti Mattila be elected as a
new Board member for a term continuing until the
close of the next Annual General Meeting. The
Nomination and Compensation Committee proposes that
the Board elect Mr. Bj rn Wahlroos from among their
number as the new Chairman of the Board

PROPOSAL #13.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that compensation be
paid to the company's auditor on the basis of
reasonable invoicing

PROPOSAL #14.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that Ernst & Young Oy
be elected as the Auditor until the close of the next
 Annual General Meeting

PROPOSAL #15.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting authorize the Board to
decide on repurchasing Sampo A shares using funds
available for profit distribution. Sampo A shares can
 be repurchased in one or more lots up to a total of
50,000,000 shares. Sampo shares can be repurchased in
 other proportion than the shareholders; proportional
 shareholdings (private repurchase). The share price
will be no higher than the highest price paid for
Sampo plc shares in public trading at the time of the
 purchase. However, in implementing the repurchase of
 Sampo shares, normal derivatives, stock lending or
other contracts may also be entered into within the
legal and regulatory limits, at the price determined
by the market. he holder of all Sampo plc B shares
has given consent to a buy-back of A shares It is
proposed that the authorization will be valid until
the close of the next Annual General Meeting,
provided this is not more than 18 months from the
Annual General Meeting's decision

PROPOSAL #16.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting decides to reduce the
share premium account and the reserve fund on the
company's Balance Sheet as of 31 DEC 2008 by EUR
1,160,392,342.66 and by EUR 366,295,191.68,
respectively, by transferring all the funds in the
share premium account and reserve fund on the Balance
 Sheet as of 31 DEC 2008 to the reserve for invested
unrestricted equity. Under the old Finnish Companies
Act, which was in force until 31 AUG 2006, both the
share premium account and the reserve fund were
restricted equity. The new Limited Liability
Companies Act no longer recognises either the concept
 of share premium account or the concept of reserve
fund but, according to the transitional provisions of
 the new act, it is allowed to reduce the size of
these funds by adhering to the provisions set for
reducing share capital. Transferring the funds as
proposed will enhance the flexibility of the
company's capital structure and increase the
distributable equity and reserves

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRS LTD
  TICKER:                N/A             CUSIP:     Y74718100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the External Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Internal Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG SDI CO LTD
  TICKER:                N/A             CUSIP:     Y74866107
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin-off                                         ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANOFI-AVENTIS
  TICKER:                N/A             CUSIP:     F5548N101
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.20 per share

PROPOSAL #O.4: Ratify the appointment of Mr. Chris                         ISSUER          YES          FOR               FOR
Viehbacher as a Director

PROPOSAL #O.5: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Approve the transaction with Mr. Chris                      ISSUER          YES        AGAINST           AGAINST
 Viehbacher regarding Severance Payments

PROPOSAL #O.7: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.8: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.3
billion

PROPOSAL #E.9: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.10: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.11: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.12: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.13: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.14: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
2.5% of issued capital in the Stock Option Plan

PROPOSAL #E.15: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
1.0% of issued capital in the Restricted Stock Plan

PROPOSAL #E.16: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.17: Amend Article 15 of the Bylaws                             ISSUER          YES          FOR               FOR
regarding the Audit Committee

PROPOSAL #E.18: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANTOS LTD, ADELAIDE SA
  TICKER:                N/A             CUSIP:     Q82869118
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report for the YE                      ISSUER          NO           N/A               N/A
 31 DEC 2008 and the reports of the Directors and the
 Auditor

PROPOSAL #2.A: Re-elect Mr. Kenneth Charles Borda as                       ISSUER          YES          FOR               FOR
a Director, retires by rotation in accordance with
Rule 34[c] of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Roy Alexander Franklin as                      ISSUER          YES          FOR               FOR
 a Director, retires by rotation in accordance with
Rule 34[c] of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #S.4: Amend the Constitution of Santos                            ISSUER          YES          FOR               FOR
Limited by deleting the whole of the existing Rule 70
 and replacing it with a new Rule 70 in the terms as
specified in schedule 1 to the 2009 notice of AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAP AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D66992104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,765,783,523.74 as
follows: payment of a dividend of EUR 0.50 per no-par
 share, EUR 2,171,981,798.74 shall be carried
forward, ex-dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares; the Company shall be authorized to
acquire own shares of up to EUR 120,000,000, at a
price neither more than 10% above, nor more than 20%
below the market price of the shares if they are
acquired through the Stock Exchange, nor differing
more than 20% from the market price of the shares if
they are acquired by way of a repurchase offer, on or
 before 31 OCT 2010, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to sell the shares on the Stock
Exchange and to offer them to the shareholders for
subscription; the Board of Managing Directors shall
also be authorized to exclude shareholders'
subscription rights for residual amounts and dispose
of the shares in another manner if they are sold at a
 price not materially below their mark et price, to
offer the shares to third parties for acquisition
purposes, to use the shares within the scope of the
Company's Stock Option and Incentive Plans, or for
satisfying conversion and option rights, and to

PROPOSAL #7.: Amendment to Section 19[2] of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the shareholders Rights Act [ARUG],
 in respect of shareholders being able to issue
proxy-voting instructions via a password-secured
internet dialogue provided by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SASOL LTD
  TICKER:                N/A             CUSIP:     803866102
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                               ISSUER          YES          FOR               FOR
financial statements of the Company and of the Sasol
Group for the YE 30 JUN 2008, together with the
reports of the Directors and Auditors

PROPOSAL #2..1: Re-elect Mr. LPA. Davies as a                              ISSUER          YES          FOR               FOR
Director, who retires in terms of Articles 75(d) and
75(e) of the Company's Articles of Association

PROPOSAL #2.2: Re-elect Mr. AM. Mokaba as a Director,                      ISSUER          YES          FOR               FOR
 who retires in terms of Articles 75(d) and 75(e) of
the Company's Articles of Association

PROPOSAL #2.3: Re-elect Mr. TH. Nyasulu as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of Articles 75(d) and
75(e) of the Company's Articles of Association

PROPOSAL #2.4: Re-elect Mr. KC. Ramon as a Director,                       ISSUER          YES          FOR               FOR
who retires in terms of Articles 75(d) and 75(e) of
the Company's Articles of Association

PROPOSAL #3.1: Re-elect Mr. BP. Connellan as a                             ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #3.2: Re-elect Mr. MSV Gantsho as a                               ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #3.3: Re-elect Mr. A. Jain as a Director,                         ISSUER          YES          FOR               FOR
who retires in terms of Article 75(i) of the
Company's Articles of Association

PROPOSAL #3.4: Re-elect Mr. JE. Schrempp as a                              ISSUER          YES          FOR               FOR
Director, who retires in terms of Article 75(i) of
the Company's Articles of Association

PROPOSAL #4.: Re-appoint KPMG Inc as the Auditor                           ISSUER          YES          FOR               FOR

PROPOSAL #5.S.1: Approve the existing Article 160 of                       ISSUER          YES          FOR               FOR
the Company's Articles of Association is deleted in
its entirety and replaced with the rights, privileges
 and conditions as specified

PROPOSAL #6.S.2: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, or a Subcommittee of Directors, by way of a
specific approval in terms of section 85(2) of the
Companies Act, 1973, as amended [the Act, the
Listings Requirements of the JSE, as amended, [the
Listings Requirements] and Article 36(a) of the
Company's Articles of Association; approve the
purchase of 31,500,000 ordinary shares of no par
value in the issued ordinary share capital of the
Company from Sasol Investment Company [Proprietary]
Limited, funded out of its reserves to the extent
possible, at the closing price of a Sasol ordinary
share on the day preceding the day on which the
Directors, or a Subcommittee of Directors, approve

PROPOSAL #7.S.3: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company in terms of the authority granted in Article
36(a) of the Articles of Association of the Company,
to approve the purchase by the company, or by any of
its subsidiaries, of the Company's ordinary shares,
subject to the provisions of the Act, and subject to
the Listings Requirements, provided that: any
repurchases of shares in terms of this authority be
effected through the order book operated by the JSE
trading system and done without any prior
understanding or arrangement between the Company and
the counter-party, such repurchases being effected by
 only one appointed agent of the Company at any point
 in time and may only be effected if after the
repurchase the Company still complies with the
minimum spread requirements of the JSE; the general
authority shall be limited to a maximum of 4% of the
Company's issued share capital of the shares in the
applicable class at the time that the authority is
granted and such repurchase by the Company, or any of
 its subsidiaries shall not, in aggregate in any FY,
exceed 20% of the Company s issued share capital of
the shares in the applicable class; d) any
acquisition must not be made at a price more than 10%
 above the weighted average of the market value of
the share for the 5 business days immediately
preceding the date of such acquisition; the
repurchase of shares may not be effected during a
prohibited period unless such a purchase is in
accordance with the Listings Requirements; such
details as may be required in terms of the Listings
Requirements of the JSE are announced when the
Company or its subsidiaries have cumulatively
repurchased 3% of the shares in issue at the time the
 authority was given; and the general authority may
be varied or revoked by special resolution, prior to
the next AGM of the Company; [Authority expires the

PROPOSAL #8.O.1: Approve to revise the annual                              ISSUER          YES          FOR               FOR
emoluments payable by the Company or subsidiaries of
the Company [as specified] to the Non-Executive
Directors of the Company with effect from 01 JUL 2008
 as specified

PROPOSAL #9.O.2: Authorize any Director or the                             ISSUER          YES          FOR               FOR
Secretary of the Company or Committee of the Board to
 do all such things and sign all such documents as
are necessary to give effect to Special Resolutions
Number 1, 2 and 3

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHERING-PLOUGH CORPORATION
  TICKER:                SGP             CUSIP:     806605101
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS J. COLLIGAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FRED HASSAN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C. ROBERT KIDDER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EUGENE R. MCGRATH                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANTONIO M. PEREZ                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PATRICIA F. RUSSO                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK L. STAHL                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CRAIG B. THOMPSON, M.D.                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KATHRYN C. TURNER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT F.W. VAN OORDT                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ARTHUR F. WEINBACH                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE DESIGNATION OF DELOITTE &                         ISSUER          YES          FOR               FOR
TOUCHE LLP AS AUDITOR FOR 2009.

PROPOSAL #03: SHAREHOLDER PROPOSAL RE CUMULATIVE                         SHAREHOLDER       YES        AGAINST             FOR
VOTING.

PROPOSAL #04: SHAREHOLDER PROPOSAL RE CALLING SPECIAL                    SHAREHOLDER       YES        AGAINST             FOR
 MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHINDLER HOLDING AG, HERGISWIL
  TICKER:                N/A             CUSIP:     H7258G209
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting approves the annual report, the
financial statements and the consolidated group
financial statements

PROPOSAL #1.b: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting acknowledges the compensation
report 2008

PROPOSAL #2.: The Board of Directors proposes that                         ISSUER          NO           N/A               N/A
the general meeting approves the following
appropriation of the 2008 profits as per balance sheet

PROPOSAL #3.: The Board of Directors proposes that                         ISSUER          NO           N/A               N/A
the general meeting grants discharge to all members
of the Board of Directors and of the Management for
the expired financial year 2008

PROPOSAL #4.1.1: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Mr. Lord Charles Powell of

PROPOSAL #4.1.2: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Prof. Dr. Karl Hofstetter

PROPOSAL #4.1.3: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Mr. Wilen B. Sarnen, 6052
Hergiswil, 17 FEB 2009 Schindler Holding Ltd

PROPOSAL #4.2.1: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting elects the following 2 persons
as new members of the Board of Directors for a term
of office of 3 years Mr. Rolf Schweiger, Baar

PROPOSAL #4.2.2: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting elects the following 2 persons
as new members of the Board of Directors for a term
of office of 3 years Dr. Oec. Hsg Klaus W.
Wellershoff, Zurich

PROPOSAL #4.3: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting appoints Ernst young Ag, Bern, as
 statutory auditors for the financial year 2009

PROPOSAL #5.1: Reduction of the share capital                              ISSUER          NO           N/A               N/A

PROPOSAL #5.2: Reduction of the Participation capital                      ISSUER          NO           N/A               N/A

PROPOSAL #6.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)
  TICKER:                SLB             CUSIP:     806857108
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: P. CAMUS                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.S. GORELICK                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. GOULD                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: T. ISAAC                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: N. KUDRYAVTSEV                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. LAJOUS                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M.E. MARKS                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.R. REIF                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: T.I. SANDVOLD                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: H. SEYDOUX                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.G. STUNTZ                                          ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO ADOPT AND APPROVE OF                             ISSUER          YES          FOR               FOR
FINANCIALS AND DIVIDENDS.

PROPOSAL #03: PROPOSAL REGARDING A STOCKHOLDER                           SHAREHOLDER       YES        AGAINST             FOR
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL #04: PROPOSAL TO APPROVE OF INDEPENDENT                           ISSUER          YES          FOR               FOR
REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHWEIZERISCHE RUECKVERSICHERUNGS-GESELLSCHAFT  AG
  TICKER:                N/A             CUSIP:     H84046137
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group for the business
year 2008

PROPOSAL #2.: Approve the appropriation balance result                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1: Approve to increase the creation of                         ISSUER          YES          FOR               FOR
conditional share capital

PROPOSAL #4.2: Approve to increase the creation of                         ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #5.1.1: Re-elect Mr. Jakob Baer as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #5.1.2: Re-elect Mr. John R. Coomber as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #5.1.3: Approve the alternative election of                       ISSUER          YES        AGAINST           AGAINST
a new Member

PROPOSAL #5.2: Re-elect the Auditors                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCOR SE, PUTEAUX
  TICKER:                N/A             CUSIP:     F15561677
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports for the YE 31 DEC 2008

PROPOSAL #O.2: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.80 per share and dividend will be
paid on 14 MAY 2009

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.4: Receive the Special Auditors' report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.5: Approve the transaction with Denis                          ISSUER          YES        AGAINST           AGAINST
Kessler regarding severance payments

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 30.00 maximum number of shares to
 be acquired: 10% of the share capital [authority is
given for a 18 month period] and to take all
necessary measures and accomplish all necessary
formalities the supersedes the delegation granted by
the combined shareholders' meeting of 07 MAY 2008, in
 its resolutions 6

PROPOSAL #O.7: Re-elect Mr. Carlo Acutis as a                              ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.8: Re-elect Mr. Daniel Lebegue as a                            ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.9: Re-elect Mr. Andre Levy Lang as                             ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.10: Re-elect Mr. Jean Claude Seys as                           ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.11: Re-elect Mr. Luc Rouge as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.12: Elect Mr. Peter Eckert as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.13: Appoint Mr. Mederic Prevoyance as new                      ISSUER          YES          FOR               FOR
 Director for 2 years period

PROPOSAL #O.14: Approve the renews the appointment of                      ISSUER          YES          FOR               FOR
 Mr. Georges Chodron De Courcel as control agent for
2 years period

PROPOSAL #O.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy of extract of the minutes of this
meeting to carry out al filings, publications and
other formalities prescribed by law

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, in one or more occasions,
 by a maximum nominal amount of EUR 2,00,000,000.00
by way of capitalization reserves, profits, premiums
or other means, provided that such capitalizations is
 allowed by Laws, by issuing bonus shares or raising
the par value of existing shares; this amount of all
capital increase made by virtue of present delegation
 shall count against the resolution 25 of the present
 meeting; [authority is given for 26 months period]
and all earlier delegation to the same effect

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by issuance with
preferred subscription rights maintained of ordinary
shares and or securities or giving rights to the debt
 securities of the Company the global number of
shares issued under this delegation of authority
shall not exceed 76,171,399, each of nominal amount
of EUR 7.8769723 the maximal nominal amount of
capital increase to be carried out under this
delegation of authority shall not exceed EUR
599,999,999.98; [authority is given for 26 months
period] and to take all necessary measures and
accomplish all necessary formalities to the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by a maximum nominal
amount of EUR 289,999,998,54 by issuance, with
preferred subscription rights cancelled, of a maximum
 amount 36,816,176 shares and or securities giving
access to the share capital, or giving right to debt
securities; the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
500,000,000,00 the amounts set forth in resolution
number 17 of the present meeting; [authority is given
 for 26 months period] to take all necessary measures
 and accomplish all necessary formalities

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide in the event of an excess demand and for the
issue decided in resolution 17 and 18, to increase
the number of securities to be issued in the event of
 capital increase with or without preferential
subscription right of shareholders, at the same price
 as the initial issue, within 30 days of the closing
of the subscription period and up to a maximum of 15%
 of the initial issue; [authority is given for 26
months period]

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue ordinary shares or securities giving access to
the Company's share capital, in accordance for
securities tendered in a public exchange offer
initiated in France or abroad, by the Company
concerning the shares of another Company; the nominal
 amount of capital increase to be carried out under
this delegation of authority shall not exceed EUR
289,999.998.54 for a total number of 36,816.176
shares; the nominal amount of debt securities issued
shall not exceed EUR 500,000,000.00; and to increase
the share capital, up to 10% by the way of issuing
shares; [authority is given for 26 months period]

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on one or more occasions, by
 canceling all or part of the shares held by the
Company in connection with stock repurchase plan, up
to a maximum of 10% of the share capital over a 24
month period; via cancellation of repurchased shares;
 [authority is given for 18 months period] and to
take all necessary measures and accomplish all
necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant in on one or more transactions, to employees or
 identified employees of the Company or of its
subsidiaries, and to the Executive Corporate Officer
of the Company to be issued through a share capital
increase or to purchase existing shares purchase by
the Company, it is being provided that the options
shall not give rights to a total number of shares,
which shall exceed 3,000,000; [authority is given for
 18 months period] and to take all necessary measures
 and accomplish all necessary formalities and
authorization supersedes the authorization granted by
 the combined shareholders' meeting of 07 MAY 2008 in
 its resolution 19

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on ore more occasions, existing or
future shares in favour of employees; they may not
represent more than 3,000,000 shares; [authority is
given for 18 months period] and to take all necessary
 measures and accomplish all necessary formalities
and authorization supersedes the authorization
granted by the combined shareholders' meeting of 07
MAY 2008 in its resolution 20

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on one or more occasions
in favour of the employees or of its subsidiaries,
who are Member of the Company that shall not exceed
3,000,000; [authority is given for 18 months period]
and to take all necessary measures and accomplish all
 necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.25: Approve to set the global limit for                        ISSUER          YES          FOR               FOR
capital increase the result from all issuance
requests at nearly EUR 870, 892, 748,04 million

PROPOSAL #E.26: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEADRILL LIMITED
  TICKER:                N/A             CUSIP:     G7945E105
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. John Fredriksen as a                            ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.: Re-elect Mr. Tor Olav Troim as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.: Re-elect Mr. Jan Tore Stromme as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Ms. Kate Blankenship as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Re-elect Mr. Kjell E. Jacobsen as a                          ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #6.: Elect Ms. Kathrine Fredriksen as                             ISSUER          YES        AGAINST           AGAINST
Director of the Company to fill one of the two casual
 vacancies existing on the Board

PROPOSAL #7.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditor and authorize the Directors to determine
their remuneration

PROPOSAL #8.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Company's Board of Directors of a total amount of
fees not to exceed USD 600,000.00 for the year ending
 31 DEC 2008

PROPOSAL #9.: Approve to reduce the share premium                          ISSUER          YES          FOR               FOR
account of the Company from USD 1,955,452,000 to nil,
 and to credit the amount resulting from the
reduction to the Company's contributed surplus
account with immediate effect

PROPOSAL #10.: Transact other such business                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEAT PAGINE GIALLE SPA
  TICKER:                N/A             CUSIP:     T8380H104
  MEETING DATE:          1/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Appoint 1 Director in compliance with                       ISSUER          NO           N/A               N/A
Article 2364 No. 2 of the Italian Civil Code

PROPOSAL #E.1: Approve to eliminate nominal value of                       ISSUER          NO           N/A               N/A
ordinary and saving shares consequent and related
amendments to the Bylaws, related and consequential
resolutions

PROPOSAL #E.2: Approve to reverse split of ordinary                        ISSUER          NO           N/A               N/A
and saving currently circulating shares at a rate of
1 new ordinary or saving shares every 200 ordinary or
 saving owned shares, with annulment, for
reconcilement purposes only, of No. 96 ordinary
shares and No. 186 saving shares and consequent
corporate capital reduction of EUR 8.46 equal to the
number of shares to be annulled, related and
consequential resolutions and amend the Bylaws

PROPOSAL #E.3: Approve the Rights issue in favour of                       ISSUER          NO           N/A               N/A
the shareholders in compliance with Articles 2441 of
the Italian Civil Code through issuance of ordinary
shares for a maximum amount of EUR 200.000.000,00,
related and consequential resolutions and amend the
Bylaws

PROPOSAL #E.4: Amend the Article 14 of the Bylaws -                        ISSUER          NO           N/A               N/A
structure of the Board of Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEAT PAGINE GIALLE SPA
  TICKER:                N/A             CUSIP:     T8380H120
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement of Seat                      ISSUER          NO           N/A               N/A
 Pagine Gialle SPA YE 31 DEC 2008, Board of Directors
 reporting on the Management related and
consequential resolutions

PROPOSAL #2.: Appoint the Board of Directors and of                        ISSUER          NO           N/A               N/A
its Chairman upon determination of the number, the
terms of the office and resolutions Ex Article 21 of
the Company's Bylaws [Directors emoluments and
refunds], related and consequential resolutions

PROPOSAL #3.: Appoint the Board of Auditors and its                        ISSUER          NO           N/A               N/A
Chairman, related emoluments related and
consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SECOM CO.,LTD.
  TICKER:                N/A             CUSIP:     J69972107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEIKO EPSON CORPORATION
  TICKER:                N/A             CUSIP:     J7030F105
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEKISUI HOUSE,LTD.
  TICKER:                N/A             CUSIP:     J70746136
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SESA GOA LTD
  TICKER:                N/A             CUSIP:     Y7673N111
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008 and the profit and loss
account for the YE on that date and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. S. D. Kulkarni as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. G. D. Kamat as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Deloitte Haskins & Sells,                       ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Company, subject to the provisions of Section 224 and
 other applicable provisions, if any, of the
Companies Act, 1956, to hold office from the
conclusion of this AGM up to the conclusion of the
next AGM of the Company, in place of the retiring
Auditors M/s. S.J. Thaly & Co., Chartered
Accountants, to examine and audit the accounts of the
 Company for the FY 2008-09, at such remuneration as
may be mutually agreed upon between the Board of

PROPOSAL #6.: Approve that, in partial amendment of                        ISSUER          YES          FOR               FOR
the resolution passed at the EGM of the Company held
on 08 MAY 2006, and pursuant to the provisions of
Sections 198, 309, 310 and other applicable
provisions, if any, of the Companies Act, 1956, the
remuneration of the Mr. P. K. Mukherjee, Managing
Director, be re-fixed with base salary of INR
3,70,000 per month, effective from 01 APR 2008 for
the unexpired period of his contract up to 31 MAR
2009, in the revised scale of INR 1,50,000 to INR
5,00,000, with corresponding increase in benefits,
with a liberty to the Board of Directors to alter and
 vary such terms and conditions including
remuneration so as not to exceed the limits specified
 in Part I, i.e. in case of profit, and Part II, i.e.
 in case of inadequacy of profit, of Schedule XIII to
 the Companies Act, 1956 or any amendments thereto as
 may be agreed to by the Board of Directors and Mr.
P. K. Mukherjee

PROPOSAL #7.: Appoint Mr. Kuldip Kumar Kaura as a                          ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by rotation

PROPOSAL #8.: Appoint Mr. Din Dayal Jalani as a                            ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by rotation

PROPOSAL #9.: Appoint Mr. Akhilesh Joshi as a                              ISSUER          YES          FOR               FOR
Director of the Company, liable to retire by rotation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVEN & I HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J7165H108
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Entrusting to the Company's Board of                         ISSUER          YES          FOR               FOR
Directors determination of the subscription
requirements for the share subscription rights, as
stock options for stock-linked compensation issued to
 the executive officers of the Company, as well as
the directors and executive officers of the Company's
 subsidiaries

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHARP CORPORATION
  TICKER:                N/A             CUSIP:     J71434112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Continuation of Plan Regarding Large-                        ISSUER          YES        AGAINST           AGAINST
Scale Purchases of Sharp Corporation Shares (Takeover
 Defense Plan)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMIZU CORPORATION
  TICKER:                N/A             CUSIP:     J72445117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEI BANK,LIMITED
  TICKER:                N/A             CUSIP:     J7385L103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHISEIDO COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J74358144
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Determination of Provision of Long-term                      ISSUER          YES        AGAINST           AGAINST
 Incentive Type Remuneration to Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIAM CEMENT PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7866P121
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To approve the minutes of 2008 AGM of                        ISSUER          NO           N/A               N/A
shareholders held on Wednesday 26 MAR 2008

PROPOSAL #2.: To acknowledge the Company's annual                          ISSUER          NO           N/A               N/A
report for the year 2008

PROPOSAL #3.: To approve the balance sheet and                             ISSUER          NO           N/A               N/A
statements of profit and loss of the YE on 31 DEC 2008

PROPOSAL #4.: To consider and approve the allocation                       ISSUER          NO           N/A               N/A
of profit for the year 2008

PROPOSAL #5.: To consider and approve the election of                      ISSUER          NO           N/A               N/A
 Directors in replacement of those who are retired by
 rotation

PROPOSAL #6.: To consider and approve the appointment                      ISSUER          NO           N/A               N/A
 of Auditor and audit fee for the year 2009

PROPOSAL #7.: To consider and approve the protection                       ISSUER          NO           N/A               N/A
of the Director's performance

PROPOSAL #8.1: To acknowledge the Board of Directors'                      ISSUER          NO           N/A               N/A
 remuneration

PROPOSAL #8.2: To acknowledge the Sub-Committees'                          ISSUER          NO           N/A               N/A
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIAM CEMENT PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y7866P147
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of 2008 AGM of                           ISSUER          YES          FOR               FOR
shareholders held on 26 MAR 2008

PROPOSAL #2.: Acknowledge the Company's annual report                      ISSUER          YES          FOR               FOR
 for the year 2008

PROPOSAL #3.: Approve the balance sheet and                                ISSUER          YES          FOR               FOR
statements of profit and loss of the YE on 31 DEC 2008

PROPOSAL #4.: Approve the allocation of profit for                         ISSUER          YES          FOR               FOR
the year 2008

PROPOSAL #5.1: Elect Mr. Snoh Unakul as a Director in                      ISSUER          YES          FOR               FOR
 replacement of those who are retired by rotation

PROPOSAL #5.2: Elect Mr. Panas Simasathien as a                            ISSUER          YES          FOR               FOR
Director in replacement of those who are retired by
rotation

PROPOSAL #5.3: Elect Mr. Arsa Sarasin as a Director                        ISSUER          YES          FOR               FOR
in replacement of those who are retired by rotation

PROPOSAL #5.4: Elect Mr. Chumpol NaLamlieng as a                           ISSUER          YES          FOR               FOR
Director in replacement of those who are retired by
rotation

PROPOSAL #6.: Appoint the Auditor and approve the                          ISSUER          YES          FOR               FOR
audit fee for the year 2009

PROPOSAL #7.: Approve the protection of the                                ISSUER          YES          FOR               FOR
Director's performance

PROPOSAL #8.1: Acknowledge the remuneration and bonus                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.2: Acknowledge the remuneration of the                         ISSUER          YES          FOR               FOR
Sub-Committees'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEMENS AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D69671218
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                            ISSUER          NO           N/A               N/A
Supervisory Board, the corporate governance and
compensation report, and the compliance report for
the 2007/2008 FY

PROPOSAL #2.: Presentation of the Company and group                        ISSUER          NO           N/A               N/A
financial statements and annual reports for the
2007/2008 FY with the report pursuant to Sections
289(4) and 315(4) of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,462,725,473.60 as
follows: Payment of a dividend of EUR 1.60 per
entitled share Ex-dividend and payable date: 28 JAN
2009

PROPOSAL #4.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Rudi Lamprecht [Postponement]

PROPOSAL #4.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Juergen Radomski [Postponement]

PROPOSAL #4.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Uriel J. Sharef [Postponement]

PROPOSAL #4.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Klaus Wucherer [Postponement]

PROPOSAL #4.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Loescher

PROPOSAL #4.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Wolfgang Dehen

PROPOSAL #4.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Heinrich Hiesinger

PROPOSAL #4.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Joe Kaeser

PROPOSAL #4.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Eduardo Montes

PROPOSAL #4.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Jim Reid-Anderson

PROPOSAL #4.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Erich R. Reinhardt

PROPOSAL #4.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Hermann Requardt

PROPOSAL #4.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Siegfried Russwurm

PROPOSAL #4.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Y. Solmssen

PROPOSAL #5.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Cromme

PROPOSAL #5.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Ralf
 Heckmann

PROPOSAL #5.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Josef Ackermann

PROPOSAL #5.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Lothar Adler

PROPOSAL #5.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jean-Louis Beffa

PROPOSAL #5.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Bieletzki

PROPOSAL #5.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Gerd
 von Brandenstein

PROPOSAL #5.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. John
 David Coombe

PROPOSAL #5.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hildegard Cornudet

PROPOSAL #5.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Diekmann

PROPOSAL #5.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Hans
 Michael Gaul

PROPOSAL #5.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Grube

PROPOSAL #5.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter Gruss

PROPOSAL #5.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Bettina Haller

PROPOSAL #5.15.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Heinz Hawreliuk

PROPOSAL #5.16.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Berthold Huber

PROPOSAL #5.17.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Harald Kern

PROPOSAL #5.18.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Walter Kroell

PROPOSAL #5.19.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Nicola Leibinger-Kammueller

PROPOSAL #5.20.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Mirow

PROPOSAL #5.21.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Werner Moenius

PROPOSAL #5.22.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Roland Motzigemba

PROPOSAL #5.23.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Thomas Rackow

PROPOSAL #5.24.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hakan Samuelsson

PROPOSAL #5.25.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Dieter Scheitor

PROPOSAL #5.26.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Albrecht Schmidt

PROPOSAL #5.27.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Henning Schulte-Noelle

PROPOSAL #5.28.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Rainer Sieg

PROPOSAL #5.29.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter von Siemens

PROPOSAL #5.30.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jerry I. Speyer

PROPOSAL #5.31.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Steinborn

PROPOSAL #5.32.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Iain
 Vallance of Tummel

PROPOSAL #6.: Appointment of auditors for the                              ISSUER          YES          FOR               FOR
2008/2009 FY: Ernst + Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices neither
 more than 10% above nor more than 20% below the
market price, between 01 MAR 2009, and 26 JUL 2010,
the Board of Managing Directors shall be authorized
to retire the shares, to use the shares within the
scope of the Company's stock option plans, to issue
the shares to employees and executives of the
Company, and to use the shares to fulfill conversion

PROPOSAL #8.: Authorization to use derivatives for                         ISSUER          YES          FOR               FOR
the acquisition of own shares Supplementary to item
7, the Company shall be authorized to use call and
put options for the purpose of acquiring own shares

PROPOSAL #9.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital, and the corresponding amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 520,800,000 through the issue of up to
173,600,000 new registered shares against cash
payment, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of shares against payment in kind, for residual
amounts, for the granting of subscription rights to
bondholders, and for the issue of shares at a price
not materially below their market price

PROPOSAL #10.: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible or warrant bonds, the creation of
new contingent capital, and the corresponding
amendments to the Articles of Association, the Board
of Managing Directors shall be authorized to issue
bonds of up to EUR 15,000,000,000, conferring a
convertible or option right for up to 200,000,000 new
 shares, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of bonds at a price not materially below their
theoretical market value, for residual amounts, and
for the granting of subscription rights to holders of
 previously issued convertible or option rights, the
Company's share capital shall be increased
accordingly by up to EUR 600,000,000 through the
issue of new registered shares, insofar as
convertible or option rights are exercised

PROPOSAL #11.: Resolution on the revision of the                           ISSUER          YES          FOR               FOR
Supervisory Board remuneration, and the corresponding
 amendments to the Articles of Association, the
members of the Supervisory Board shall receive a
fixed annual remuneration of EUR 50,000, plus a
variable remuneration of EUR 150 per EUR 0.01 of the
earnings per share in excess of EUR 1, plus a further
 variable remuneration of EUR 250 per EUR 0.01 by
which the three-year average earnings per share
exceed EUR 2, the Chairman shall receive three times,
 and the Deputy Chairman one and a half times, the
amounts Committee members shall be granted further
remuneration, all members shall receive an attendance
 fee of EUR 1,000 per meeting

PROPOSAL #12.: Amendment to the Articles of                                ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILICONWARE PRECISION INDS LTD
  TICKER:                N/A             CUSIP:     Y7934R109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Management report on the business                           ISSUER          NO           N/A               N/A
performance in FY 2008

PROPOSAL #1.B: Supervisors review report on the FY                         ISSUER          NO           N/A               N/A
2008 audited financial statements

PROPOSAL #1.C: Pursuant to ROC SFAs No. 34 to                              ISSUER          NO           N/A               N/A
recognize an impairment loss

PROPOSAL #2.A: Adopt the meeting of FY 2008 Business                       ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #2.B: Adopt the meeting of FY 2008 profit                         ISSUER          YES          FOR               FOR
Distribution plan [cash dividend TWD 1.8 per share]

PROPOSAL #2.C: Other proposals                                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILVER GRANT INTERNATIONAL INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y7936H109
  MEETING DATE:          10/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Agreement dated                       ISSUER          YES          FOR               FOR
13 AUG 2008 entered into Silver Grant International
Securities Investment Limited, Sinoday Limited, Mr.
Tang Yu Lap and Hantec Holdings Limited [the
'Agreement'] pursuant to which Silver Grant
International Securities Investment Limited and
Sinoday Limited agreed to acquire 40,022,000 shares
and 218,650,000 shares of HKD 0.10 each in the
capital of the Hantec Investment Holdings Limited
from Hantec Holdings Limited for the consideration of
 HKD 37,349,348.80 and HKD 204,048,651.20
respectively [as specified] and the transactions
contemplated thereunder; and authorize any
Director(s) of the Company to enter into any
agreement, deed or instrument and/or to execute and
deliver all such documents and/or to do all such acts
 on behalf of the Company as he may consider
necessary, desirable or expedient for the purpose of,
 or in connection with i) the implementation and
completion of the Agreement and transactions
contemplated thereunder and/or ii) the amendments,
variation or modifications of the Agreement upon such
 terms and conditions as the Board of Directors of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILVER GRANT INTERNATIONAL INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y7936H109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the Directors' and
Independent Auditor's reports for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.I: Re-elect Mr. Chen Xiaozhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.II: Re-elect Mr. Liu Tianni as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.III: Re-elect Mr. Chow Kwok Wai as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.IV: Re-elect Mr. Zhang Lu as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.V: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' fees

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of Company,                          ISSUER          YES          FOR               FOR
during the relevant period [as hereinafter defined]
of all powers of the Company to repurchase shares of
the Company on the stock exchange of Hong Kong
Limited [ the stock exchange] or on any other stock
exchange on which the securities of the Company may
be listed and is recognized by the Securities and
Futures Commission and the stock exchange for this
purpose, subject to and in accordance with all
applicable laws and/or the requirements of the rules
governing the listing of securities on the stock
exchange as amended form time to time, be and is
hereby generally and unconditionally approves; the
aggregate nominal amount of shares of the Company
which may be repurchased by the Company pursuant to
the approval in paragraph as specified of this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this resolution
and the said approval shall be limited accordingly;
and [Authority expires at the conclusion of the next
AGM of the Company or the expiration of the period
within which the next annual general meeting of the

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57b of the Companies ordinance,
during the relevant period [as hereinafter defined]
of all powers of the Company to allot, issue and deal
 with additional shares in the capital of the Company
 and to make and grant offers, agreements and options
 [including warrants, bonds, debentures notes and
other securities which carry rights to subscribe for
or are convertible into shares of the Company] which
would or might require shares to be allotted be and
is hereby generally and unconditionally approved; the
 approval in paragraph as specified of this
resolution, to make and grant offers, agreements and
options [including warrants, bonds, debentures, notes
 and other securities which carry rights to subscribe
 for or are convertible into shares of the Company]
which would or might require shares to be allotted
after the end of the relevant period; the aggregate
nominal amount of shares capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company pursuant to the approval of
this resolution, otherwise than pursuant to [i] a
right issue [as hereinafter defined] or [ii] the
exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes or other securities issued by the
Company which carry rights to subscribe for or are
convertible into shares of the Company or [iii] the
exercise of options under any option scheme as
specified in such scheme or similar arrangement of
shares or rights to acquire share of the Company or
[iv] any scrip dividend or similar arrangement
providing for the allotment of shares in lieu of the
whole or part of a dividend on shares of the Company
in accordance with the Article of Association of the
Company, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this resolution
and the said approval shall be limited accordingly;
and [Authority expires at the conclusion of the next
AGM of the Company or the expiration of the period
within the next AGM of the Company is required by law

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of Resolution Numbers 5 and
6, to extend the genral mandate granted to the
Directors of the Company to exercise the powers of
the Company to allot, issue and deal with additional
shares in the Company pursuant to Resolution Number 6
 set out in the notice convening this meeting, by the
 addition thereto of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted pursuant to the Resolution Number 5
 set out in the notice convening this meeting,
provided that such extended amount shall not exceed
10% Of the aggregate nominal amount of the share
capital of the Company in issue at the date of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIME DARBY BHD NEW
  TICKER:                N/A             CUSIP:     Y7962G108
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final gross dividend of 34.0                       ISSUER          YES          FOR               FOR
sen per share, less Malaysian income tax at 25%, and
special gross dividend of 4.0 sen per share, less
Malaysian income tax of 25%, and 6.0 sen per share
Malaysian tax exempt, for the YE 30 JUN 2008

PROPOSAL #3.: Approve the annual remuneration for the                      ISSUER          YES          FOR               FOR
 Non-Executive Directors at an amount not exceeding
MYR 3,000,000 in aggregate

PROPOSAL #4.: Re-appoint Mr. Tun Musa Hitam as a                           ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 129(6)
of the Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #5.: Re-appoint Mr. Tun Dato Seri Ahmad                           ISSUER          YES          FOR               FOR
Sarji Abdul Hamid as a Director of the Company,
pursuant to Section 129(6) of the Companies Act,
1965, to hold office until the conclusion of the next

PROPOSAL #6.: Re-appoint Dr. Arifin Mohamad Siregar                        ISSUER          YES          FOR               FOR
as a Director of the Company, pursuant to Section
129(6) of the Companies Act, 1965, to hold office
until the conclusion of the next AGM

PROPOSAL #7.: Re-appoint Dato Mohamed Sulaiman as a                        ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 129(6)
of the Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #8.: Re-elect Tan Sri Dato Dr. Wan Mohd.                          ISSUER          YES          FOR               FOR
Zahid Mohd. Noordin as a Director, who retires by
rotation in accordance with Article 99 of the
Company's Articles of Association

PROPOSAL #9.: Re-elect Tan Sri Datuk Dr. Ahmad                             ISSUER          YES          FOR               FOR
Tajuddin Ali as a Director, who retires by rotation
in accordance with Article 99 of the Company's
Articles of Association

PROPOSAL #10.: Re-elect Datuk Seri Panglima Sheng Len                      ISSUER          YES          FOR               FOR
 Tao, who retires by rotation in accordance with
Article 99 of the Company's Articles of Association

PROPOSAL #11.: Re-appoint PricewaterhouseCoopers as                        ISSUER          YES          FOR               FOR
the Auditors of the Company for the ensuing FY and
authorize the Directors to fix their remuneration

PROPOSAL #S.12: Amend the Article 78 of the Articles                       ISSUER          YES          FOR               FOR
of Association of the Company as specified

PROPOSAL #13.: Authorize the Directors, subject                            ISSUER          YES          FOR               FOR
always to the Companies Act, 1965 [Act], the Articles
 of Association of the Company, other applicable
laws, guidelines, rules and regulations, and the
approvals of the relevant Governmental/regulatory
authorities, pursuant to Section 132D of the Act, to
allot and issue shares in the Company at any time
until the conclusion of the next AGM and upon such
terms and conditions and for such purposes as the
Directors may, in their absolute discretion deem fit,
 provided that the aggregate number of shares to be
issued does not exceed 10% of the issued share
capital of the Company for the time being

PROPOSAL #14.: Authorize the Company, subject always                       ISSUER          YES          FOR               FOR
to the Companies Act, 1965 [Act], the Articles of
Association of the Company, other applicable laws,
guidelines, rules and regulations, and the approvals
of the relevant governmental/regulatory authorities,
such number of  ordinary shares of MYR 0.50 each in
the Company as may be determined by the Directors of
the Company from time to time through Bursa Malaysia
Securities Berhad upon such terms and conditions as
the Directors may deem fit and expedient in the
interests of the Company provided that: the aggregate
 number of ordinary shares which may be purchased
and/or held by the Company as treasury shares shall
not exceed 10% of the issued and paid-up ordinary
share capital of the Company at the time of purchase;
 and the maximum funds to be allocated by the Company
 for the purpose of purchasing its own shares shall
not exceed the total retained profits and share
premium of the Company at the time of purchase; and
that, upon completion of the purchase by the Company
of its own shares, authorize the Directors to deal
with the shares so purchased in their absolute
discretion in the following manner; to retain the
ordinary shares in the Company so purchased by the
Company as treasury shares; and/or to cancel them;
and/or to resell them; and/or to distribute them as a
 share dividends; and/or in any other manner as
prescribed by the Act, rules regulations and orders
made pursuant to the Act and the Listing Requirements
 and any other relevant authority for the time being
in force; and that, such authority conferred by this
resolution shall commence upon the passing of the
resolution and shall continue to be in force until;
[Authority expires the earlier of the conclusion of
the next AGM of the Company, or the expiry of the
period within which the next AGM is required by law
to be held] or the authority is revoked or varied by
ordinary resolution passed by the shareholders of the
 Company in general meeting, which ever is earliest;
authorize the Directors of the Company to take all
such steps as are necessary or expedient or
implement, finalise and give effect to the Proposed
Share Buy-Back with full powers to assent to any
conditions, modifications, variations and/or
amendments as may be imposed by the relevant

PROPOSAL #15: Approve and ratify, all the recurrent                        ISSUER          YES          FOR               FOR
related party transactions of a revenue or trading
nature as set out in Section 3.2 of the circular to
shareholders dated 20 OCT 2008 [circular] which were
entered into by the Company and/or its subsidiary
Companies which involved the interest of Directors,
major shareholders or persons connected with the
Directors and/or major shareholders of the Company
and/or its subsidiary [related parties] from 30 NOV
2007, the date of listing of the Company's shares in
the main Board of Bursa Malaysia Securities Berhad
until the date of this AGM, which were necessary for
the Group's day-to-day operations and were carries
out in the ordinary course of business, on terms not
more than those generally available to the public and
 are not detrimental to the minority shareholder of
the Company; authorize the Company, subject always to
 the Companies Act, 1956 [Act], the Articles of
Association of the Company, other applicable laws,
guidelines, rules and regulations, and the approvals
of the relevant governmental/regulatory authorities
and /or subsidiary companies to enter into all
arrangements and/or transactions involving the
interests of the related parties as specified in
Section 3.2 of the circular, provided that such
arrangements and/or transactions are; recurrent
transactions of a revenue or trading nature;
necessary for the day-to-day operations; carried out
in the ordinary course of business on normal
commercial terms which are not more favorable to the
related parties than those generally available to the
 public; and not detrimental to the minority
shareholders of the Company [Mandate] and that, the
Mandate, unless revoked or varies by the Company in a
 general meeting, shall continue in force until;
[Authority expires the earlier of the conclusion of
the next AGM of the Company, or the expiry of the
period within which the next AGM is required by law
to be held]; pursuant to Section 143(1) of the Act,
[but shall not extend to such extensions as may be
allowed pursuant to Section 143(2) of the Act]; or
the Mandate is revoked or varied by ordinary
resolution passed by the shareholders of the Company
in general meeting, which ever is earlier; authorize
the Directors of the Company to complete and do all
such documents as may be required] as they consider
expedient or necessary to give effect to the mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINA CORPORATION
  TICKER:                SINA            CUSIP:     G81477104
  MEETING DATE:          9/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PEHONG CHEN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LIP-BU TAN                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: YICHEN ZHANG                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                                    ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS ZHONG TIAN CPAS LIMITED
COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL #S3: APPROVAL OF THE AMENDMENT AND                                ISSUER          YES        AGAINST           AGAINST
RESTATEMENT OF AMENDED AND RESTATED ARTICLES OF
ASSOCIATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SK TELECOM LTD
  TICKER:                N/A             CUSIP:     Y4935N104
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #3.: Amend the remuneration provision for                         ISSUER          YES          FOR               FOR
the Directors

PROPOSAL #4.1: Elect the Directors                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect the Outside Directors                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect the Auditor Committee Member                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMARTONE TELECOMMUNICATIONS HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G8219Z105
  MEETING DATE:          11/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Approve the final dividend of HKD 0.20                       ISSUER          YES          FOR               FOR
per share in respect of the YE 30 JUN 2008

PROPOSAL #3.i.a: Re-elect Mr. Raymond Ping-luen Kwok                       ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #3.i.b: Re-elect Mr. Michael Yick-kam Wong                        ISSUER          YES        AGAINST           AGAINST
as a Director of the Company

PROPOSAL #3.i.c: Re-elect Mr. Wing-yui Cheung as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.i.d: Re-elect Mr. David Norman Prince as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #3.i.e: Re-elect Mr. Thomas Hon-wah Siu as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #3.i.f: Re-elect Mr. Xiang-dong Yang as a                         ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.i.g: Re-elect Mr. Peter David Sullivan as                      ISSUER          YES          FOR               FOR
 a Director of the Company

PROPOSAL #3.ii: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the fees of the Directors

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Board of Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot and issue additional shares in the share
capital of the Company and to make or grant offers,
agreements and options during and after the relevant
period, not exceeding 10% of the aggregate nominal
amount of the issued share capital of the Company
otherwise than pursuant to: i) a rights issue; or ii)
 the exercise of rights of subscription or conversion
 under the terms of any warrants issued by the
Company or any securities which are convertible into
shares of the Company; or iii) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Bye-laws
 of the Company; or iv) the Share Option Scheme of
the Company; and [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by applicable Law of Bermuda
 and the Company's Bye-laws to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to repurchase issued shares in the capital of the
Company, subject to and in accordance with all
applicable Laws, during the relevant period, on The
Stock Exchange of Hong Kong Limited or on any other
stock exchange recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
The Stock Exchange of Hong Kong Limited under the
Hong Kong Code on Share Repurchases pursuant to this
Resolution, not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by applicable Law of Bermuda
 and the Company's Bye-laws to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, to extend the general mandate
 granted to the Directors to allot, issue and deal
with shares pursuant to Resolution 5, by the addition
 to the aggregate nominal amount of the share capital
 repurchased pursuant to Resolution 6, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITHS GROUP PLC
  TICKER:                N/A             CUSIP:     G82401111
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Adopt, with effect on and from 01 OCT                       ISSUER          YES          FOR               FOR
2008, the Articles of Association as specified, in
substitution for, and to the exclusion of the current
 Articles of Association

PROPOSAL #2.: Approve the Smiths Group Value Sharing                       ISSUER          YES          FOR               FOR
Plan [the Group VSP], as specified; and authorize the
 Directors to do all such acts and things as they may
 consider appropriate to implement the Group VSP
including the establishment of the Divisional Value
Sharing Plans and the making of any amendments to the
 rules and the establishment of any sub-plans for the
 benefit of employees outside the UK [modified as
necessary to take account of relevant exchange
control, taxation and securities laws of the relevant
 jurisdiction]; and to vote as Directors and be
counted in any quorum on any matter connected with
the Group VSP, notwithstanding that they may be
interested in the same, save that no Director may
vote or be counted in the quorum on any matter solely
 concerning his own participation herein, and that
any prohibition on the Directors' voting shall be
suspended to this extent accordingly

PROPOSAL #3.: Amend the rules of the Smiths Group Co-                      ISSUER          YES          FOR               FOR
investment Plan [the CIP], as specified; and
authorize the Directors to do all such acts and
things as they may consider appropriate to implement
the amended rules of the CIP; and to vote as the
Directors and be counted in any quorum on any manner
connected with the CIP, notwithstanding that they may
 be interested in the same, save that no director may
 vote or be counted in the quorum on any matter
solely concerning his own participation herein, and
that any prohibition on directors' voting shall be
suspended to this extent accordingly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITHS GROUP PLC
  TICKER:                N/A             CUSIP:     G82401111
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES        AGAINST           AGAINST
report
PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint of Mr. P. Bowman as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor

PROPOSAL #6.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to renew the powers under                            ISSUER          YES          FOR               FOR
Article 6 and Section 80 of Companies Act 1985

PROPOSAL #S.8: Approve the renew the powers under                          ISSUER          YES          FOR               FOR
Article 7 and Section 95 of Companies Act 1985

PROPOSAL #S.9: Grant authority to make market                              ISSUER          YES          FOR               FOR
purchases of shares

PROPOSAL #10.: Grant authority to make political                           ISSUER          YES          FOR               FOR
donations and expenditure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETE GENERALE, PARIS
  TICKER:                N/A             CUSIP:     F43638141
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented,
showing losses of EUR 2,963,598,323.26

PROPOSAL #O.2: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year as a deficit in retained earnings, following
this appropriation, the retained earnings account of
EUR 6,363 ,246,855.22 will show a new balance of EUR
3,399,648,531.96, global dividends deducted from the
retained earnings account: EUR 696,872,692. 80 the
shareholders will receive a net dividend of EUR 1.20
per share of a par value of EUR 1.25, and will
entitle to the 40% deduction provided by the French
Tax Code, this dividend will be paid on 09 JUN 2009,
as required by Law, it is reminded that, for the last
 3 FY, the dividends paid, were as: EUR 4.50 for FY
2005 EUR 5.20 for FY 2006 EUR 0.90 for FY 2007

PROPOSAL #O.3: Approve the dividend payment will to                        ISSUER          YES          FOR               FOR
be carried out in new shares as per the conditions:
reinvestment period will be effective from 27 MAY
2009 to 10 JUN 2009, after the shareholders will
receive the dividend payment in cash, the new shares
will be created with dividend rights as of 01 JAN
2009, and authorize the Board of Directors to take
all necessary measures and accomplish all necessary

PROPOSAL #O.4: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.5: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements governed by the Article L.225-38 of the
 French Code

PROPOSAL #O.6: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favor of Mr. Daniel
Bouton, Mr. Phileppe Citerene and Mr. Didier LIX by
the Article L.225-42-1 of the French Code

PROPOSAL #O.7: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favour of Mr. Severin
Cabannes and Mr. Frederic Oudea by the Article L.225-
42-1 of the French Code

PROPOSAL #O.8: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement indemnity commitments in favor of Mr.
Frederic Oudea by the Article L.225-42-1 of the
French Code

PROPOSAL #O.9: Renew the appointment of Mr. Jean                           ISSUER          YES          FOR               FOR
Azema as a Director for a 4 year period

PROPOSAL #O.10: Renew the appointment of Mrs.                              ISSUER          YES          FOR               FOR
Elisabeth Lulin as a Director for a 4 year period

PROPOSAL #O.11: Ratify the Co-optation of Mr. Robert                       ISSUER          YES          FOR               FOR
Castaigne as a Director, to replace Mr. Elie Cohen,
resigning, for the remaining time of Mr. Elie Cohen's
 term of office, until the shareholders' meeting
called in 2010 and to approve the financial
statements for the FY

PROPOSAL #O.12: Appoint Mr. Jean-Bernard Levy as a                         ISSUER          YES          FOR               FOR
director for a 4-year period

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade by all means, in the Company's shares on the
stock market, subject to the conditions: maximum
purchase price: EUR 105.00, maximum number of shares
to be acquired: 58,072,724, i.e.10% of the share
capital, maximum funds invested in the share
buybacks: EUR 6,097,636,020.00; [Authority expires
after18-month period], this authorization supersedes
the unspent remaining period of the authorization
granted by the shareholders' meeting of 27 MAY 27
2008 in its Resolution 9, the shareholders' meeting
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all

PROPOSAL #E.14: Approve to add Article 20 granting                         ISSUER          YES        AGAINST           AGAINST
powers to the Bylaws

PROPOSAL #E.15: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
under approval of resolution 16, to increase the
share capital up to a maximum nominal amount of EUR
241,900,000,00, that is 33.3% of the share capital,
by issuance of preference shares without voting right
 and preferred subscribed rights for any cash capital
 increase; [Authority expires after 14 month period]

PROPOSAL #E.16: Approve to introduce preference                            ISSUER          YES          FOR               FOR
shares within the bylaws subject to approval of
Resolution 16, consequently, a new class of shares
known as B shares will be created composed with
preference shares without voting right and
preferential subscription right for any cash capital
increase; the share capital will be divided into 2
Classes of shares A shares, corresponding to all
ordinary shares, and B shares accordingly, and
authorize the Board of Directors to amend the

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, on one or more occasions,
 and its sole discretion, by issuing shares or
securities giving access to the share capital in
favor of employees of the Company and its
subsidiaries who are Members of a Company savings
plan; [Authority expires after 14 month period]; and
for a nominal amount that shall not exceed 1.75% of
the share capital, the Global amount of capital
increase carried out under this present Resolution
shall count against the ones specified in 10 and 11
Resolutions of the combined shareholders' meeting
held on 27 MAY 2008, and approve to cancel the
shareholders preferential subscription rights in
favor of Members of the said savings plan, this
authorization supersedes unspent remaining period of
the authorization granted by shareholders' meeting of
 27 MAY 2008, in its Resolution 14, expect what
concerns the completion of the share capital
increases reserved for Members of a Company savings
plan which has been set by the Board of Directors
during its meeting of 17 FEB 2009, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Approve to increase the ceiling of                         ISSUER          YES          FOR               FOR
capital increase with the shareholder's preferential
subscription right maintained set forth in the
Resolution 10 granted by the shareholders meeting
held on 27 MAY 2008; the global amount of share
capital increase originally set at EUR 220,000,000.00
 will increase to EUR 360,000,000.00 i.e., 30.2% to
49.6% of the share capital; [Authority expires after
26 month period]

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

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  ISSUER:                SOMPO JAPAN INSURANCE INC.
  TICKER:                N/A             CUSIP:     J7620T101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONOVA HLDG AG
  TICKER:                N/A             CUSIP:     H8024W106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
consolidated financial statements, and the financial
statements of Sonova Holding AG for 2008/2009 and
acknowledgment of the reports of the Statutory Auditor

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES        AGAINST           AGAINST
balance profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.1.1: Re-elect Mr. Andy Rihs to the Board                       ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.1.2: Re-elect Mr. William D. Dearstyne to                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #4.1.3: Re-elect Dr. Michael Jacobi to the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.4: Re-elect Mr. Robert F. Spoerry to                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #4.2.1: Elect Mr. Anssi Vanjoki to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #4.2.2: Elect Mr. Ronald van der Vis to the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.2.3: Elect Dr. Valentin Chapero Rueda to                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #5.: Elect PricewaterhouseCoopers AG, Zurich                      ISSUER          YES          FOR               FOR
 as the Statutory Auditor

PROPOSAL #6.: Approve to create an authorized capital                      ISSUER          YES          FOR               FOR
 of CHF 165,576 [amendment of Article 5 of the
Articles of Association]

PROPOSAL #7.: Approve the capital reduction owing to                       ISSUER          YES          FOR               FOR
the share buy-back program [amendment of Article 3 of
 the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONY CORPORATION
  TICKER:                N/A             CUSIP:     J76379106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOTHEBY'S
  TICKER:                BID             CUSIP:     835898107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN M. ANGELO                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL BLAKENHAM                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THE DUKE OF DEVONSHIRE                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALLEN QUESTROM                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM F. RUPRECHT                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL I. SOVERN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DONALD M. STEWART                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT S. TAUBMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DIANA L. TAYLOR                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DENNIS WEIBLING                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBIN G. WOODHEAD                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOVEREIGN BANCORP, INC.
  TICKER:                SOV             CUSIP:     845905108
  MEETING DATE:          1/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AND ADOPT THE TRANSACTION                         ISSUER          YES          FOR               FOR
AGREEMENT, DATED AS OF OCTOBER 13, 2008, BETWEEN
SOVEREIGN BANCORP, INC. AND BANCO SANTANDER, S.A.

PROPOSAL #02: TO APPROVE AN ADJOURNMENT OF THE                             ISSUER          YES          FOR               FOR
SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPORTINGBET PLC, LONDON
  TICKER:                N/A             CUSIP:     G8367L106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts, the                          ISSUER          YES          FOR               FOR
Directors' report, and the Auditor's report on the
accounts for the YE 31 JUL 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report as specified for the YE 31 JUL

PROPOSAL #3.: Re-appoint Grant Thornton [UK] LLP as                        ISSUER          YES          FOR               FOR
the Auditors to the Company to hold office from the
conclusion of the meeting until the conclusion of the
 next General Meeting at which accounts are laid
before the Company

PROPOSAL #4.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
Auditor's remuneration

PROPOSAL #5.: Re-appoint Mr. Peter Dicks as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint Mr. James Wilkinson as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Andrew Mclver as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all previous authorities and
pursuant to and in accordance with Section 80 of the
Companies Act 1985, to allot relevant securities
[within the meaning of that Section], up to an
aggregate nominal amount of GBP 158,316; [Authority
expires the earlier of the conclusion of AGM of the
Company next or on 31 DEC 2009]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.9: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
and in accordance with Section 95 of the Companies
Act 1985, subject to the passing of Resolution 8, to
allot equity securities for cash pursuant to the
general authority conferred upon the Directors in
Resolution 8, disapplying the statutory pre-emption
rights Sub-Section[1] of [Section 89] of the
Companies Act 1985, provided that this power is
limited to the allotment of equity securities: in
connection with or pursuant to an offer of equity
securities open for acceptance for a period fixed by
the Directors to holders on the register on a record
date fixed by the Directors of ordinary shares in the
 capital of the Company in proportion to their
respective holdings [for which purpose holdings in
certificated and uncertificated form may be treated
as separate holdings] but subject to such exclusions
or other arrangements as the Directors may consider
necessary or expedient to deal with fractional
entitlements or legal or practical problems under the
 laws of or the requirements of any recognized
regulatory body or any stock exchange in any
territory ; and [otherwise than pursuant to this
resolution] up to an aggregate nominal amount of GBP
23,747; [Authority expires the earlier of the
conclusion of the next AGM of the Company or on 31
DEC 2009]; and, the Directors to allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry, the nominal amount of any securities
shall be taken to be, in the case of rights to
subscribe for or convert any securities into shares
of the Company, the nominal amount of any such shares
 which may be allotted pursuant to such rights, and
words and expressions specified in or for the purpose

PROPOSAL #10.: Authorize the Company and any wholly                        ISSUER          YES          FOR               FOR
owned subsidiary of the Company to: make political
donations to political parties and/or independent
election candidates not exceeding GBP 100,000 in
total; make political donations to political
organizations other than political parties not
exceeding GBP 100,000 in total; and incur political
expenditure not exceeding GBP 100,000 in total;
[Authority expires during the period beginning on the
 date of passing this resolution and ending on the
earlier of the conclusion of the next AGM of the
Company or on 31 DEC 2009]

PROPOSAL #S.11: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Companies Act 1985 and Article
7[c] of the Company's Articles of Association, to
make market purchases [Section 163[3] of the
Companies Act 1985] of ordinary shares of 0.1p each
in the capital of the Company [ordinary shares], at a
 maximum number of ordinary shares authorized to
purchase is 47,494,863 [representing approximately
10% of the Company's issued ordinary share capital at
 the date of this notice of meeting], the minimum
price of 0.1p each, the maximum price, exclusive of
any expenses, which may be paid for each ordinary
share is an amount equal to 105% of the average of
the middle market quotations for an ordinary share of
 the Company for the 5 business days immediately
preceding the day of purchase; [Authority expires at
the close of the next AGM of the Company or on 31 DEC
 2009 whichever is earlier]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.12: Adopt the regulations contained in                         ISSUER          YES          FOR               FOR
the printed document produced to the meeting and
signed, for the purpose of identification, by the
Chairman of the meeting as the Articles of
Association of the Company in substitution for the
existing Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPRINT NEXTEL CORPORATION
  TICKER:                S               CUSIP:     852061100
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT R. BENNETT                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GORDON M. BETHUNE                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LARRY C. GLASSCOCK                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES H. HANCE,                        ISSUER          YES          FOR               FOR
JR.
PROPOSAL #1E: ELECTION OF DIRECTOR: DANIEL R. HESSE                        ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: V. JANET HILL                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK IANNA                            ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SVEN-CHRISTER                          ISSUER          YES          FOR               FOR
NILSSON

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM R. NUTI                        ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RODNEY O'NEAL                          ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OF SPRINT NEXTEL FOR 2009.

PROPOSAL #03: TO APPROVE AMENDMENTS TO THE 1988                            ISSUER          YES          FOR               FOR
EMPLOYEES STOCK PURCHASE PLAN.

PROPOSAL #04: TO VOTE ON A SHAREHOLDER PROPOSAL                          SHAREHOLDER       YES        AGAINST             FOR
CONCERNING SPECIAL SHAREHOLDER MEETINGS.

PROPOSAL #05: TO VOTE ON A SHAREHOLDER PROPOSAL                          SHAREHOLDER       YES        ABSTAIN           AGAINST
CONCERNING POLITICAL CONTRIBUTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STAGECOACH GROUP
  TICKER:                N/A             CUSIP:     G8403M209
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Company's annual                       ISSUER          YES          FOR               FOR
report, including the Directors' report, the
Auditors' report and the financial statements for the
 FYE 30 APR 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the FYE 30 APR 2008

PROPOSAL #3.: Declare a final dividend of 4.05 pence                       ISSUER          YES          FOR               FOR
per Ordinary Share

PROPOSAL #4.: Re-elect Mr. Ewan Brown as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Iain Duffin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Ann Gloag as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Robert Speirs as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Brian Souter as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Approve the changes to the Stagecoach                       ISSUER          YES          FOR               FOR
SAYE Scheme

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.13: Approve to disapply the pre-emption                        ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.14: Approve to renew the share buy-back                        ISSUER          YES          FOR               FOR
authority

PROPOSAL #S.15: Adopt new Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD BANK GROUP LIMITED
  TICKER:                N/A             CUSIP:     S80605140
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the annual financial                      ISSUER          YES          FOR               FOR
 statements for the YE 31 DEC 2008, including the
reports of the Directors and Auditors

PROPOSAL #O.2.1: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Chairman of
Standard Bank Group- ZAR 3,600,000 per annum

PROPOSAL #O.2.2: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Director of
Standard Bank Group- ZAR 140,000 per annum

PROPOSAL #O.2.3: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: International
Director of Standard Bank Group- EUR 30,100 per annum

PROPOSAL #O.2.4: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group credit
committee: Member- ZAR 13,750 per meeting

PROPOSAL #O.2.5: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Directors'
affairs committee: Chairman- ZAR 88,000 per annum;
Member- ZAR 44,000 per annum

PROPOSAL #O.2.6: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group risk and
 capital Management Committee: Chairman- ZAR 300,000
per annum; Member- ZAR 150,000 per annum

PROPOSAL #O.2.7: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 175,000 per
annum; Member- ZAR 80,500 per annum

PROPOSAL #O.2.8: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group
remuneration committee: Chairman- ZAR 120,000 per
annum; Member- ZAR 60,000 per annum

PROPOSAL #O.2.9: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Group audit
committee: Chairman- ZAR 350,000 per annum; Member-
ZAR 150,000 per annum

PROPOSAL #O2.10: Approve the proposed fees payable to                      ISSUER          YES          FOR               FOR
 the Non-Executive Directors for 2009: Ad hoc meeting
 attendance- ZAR 13,750 per meeting

PROPOSAL #O.3.1: Elect Mr. Doug Band as a Director,                        ISSUER          YES          FOR               FOR
who retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.2: Elect Mr. Derek Cooper as a                               ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.3: Elect Mr. Sam Jonah KBE as a                              ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.4: Elect Mr. Sir Paul Judge as a                             ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
the provisions of the Company's Articles of

PROPOSAL #O.3.5: Elect Mr. Kgomotso Moroka as a                            ISSUER          YES        AGAINST           AGAINST
Director retire by rotation in accordance with the
provisions of the Company's Articles of Association

PROPOSAL #O.3.6: Elect Mr. Chris Nissen as a Director                      ISSUER          YES          FOR               FOR
 retire by rotation in accordance with the provisions
 of the Company's Articles of Association

PROPOSAL #O.4.1: Authorize the Directors, for the                          ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Equity Growth Scheme [the Equity Growth Scheme],
 other than those which have specifically been
appropriated for the Equity Growth Scheme in terms of
 ordinary resolutions duly passed at previous AGM's
of the Company specifically placed under the control
of the Directors, authorized to allot and issue those
 shares in terms of the Equity Growth Scheme

PROPOSAL #O.4.2: Authorized the Directors, for the                         ISSUER          YES        AGAINST           AGAINST
purpose of carrying out the terms of the Standard
Bank Group Share Incentive Scheme [the Scheme], other
 than those which have specifically been appropriated
 for the Scheme in terms of ordinary resolutions duly
 passed at previous AGM's of the Company specifically
 placed under the control of the Directors,
authorized to allot and issue those shares in terms

PROPOSAL #O.4.3: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, that the unissued ordinary shares in the
authorized share capital of the Company [other than
those specifically identified in ordinary Resolutions
 4.1 and 4.2] placed under the control of the to
allot and issue the ordinary shares at their
discretion until the next AGM of the Company, subject
 to the provisions of the Companies Act, 61 of 1973,
as amended, the Banks Act, 94 of 1990, as amended and
 the Listings Requirements of the JSE Limited and
subject to the aggregate number of ordinary shares
able to be allotted and issued in terms of this
resolution being limited to 5% of the number of
ordinary shares in issue at 31 DEC 2008

PROPOSAL #O.4.4: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company, the share capital of the Company that the
unissued non-redeemable, non-cumulative, non-
participating preference shares [non-redeemable
preference shares] in the placed under the control of
 the Directors of the Company to allot and issue the
non-redeemable preference shares at their discretion
until the next AGM of the Company, subject to the
provisions of the Companies Act, 61 of 1973, as
amended and the Listings Requirements of the JSE
Limited

PROPOSAL #O.4.5: Authorized the Directors of the                           ISSUER          YES          FOR               FOR
Company and given a renewable general authority to
make payments to shareholders in terms of Section
5.85(b) of the Listings Requirements of the JSE
Limited [the Listings Requirements], subject to the
provisions of the Companies Act, 61 of 1973, as
amended [the Companies Act], the Banks Act, 94 of
1990, as amended and the Listings Requirements,
including, amongst others, the following
requirements: (a) payments to shareholders in terms
of this resolution shall be made in terms of Section
90 of the Companies Act and be made pro rata to all
shareholders; (b) in any one FY, payments to
shareholders in terms of this resolution shall not
exceed a maximum of 20% of the Company's issued share
 capital, including reserves but excluding minority
interests, and revaluations of assets and intangible
assets that are not supported by a valuation by an
Independent Professional expert acceptable to the JSE
 Limited prepared within the last 6 months, measured
as at the beginning of such FY; and [authority
expires at the end of the next AGM of the Company or
for 15 months from the date of this resolution]

PROPOSAL #S.5: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, with effect from the date of this AGM, as a
general approval in terms of Section 85(2) of the
Companies Act, 61 of 1973, as amended [the Companies
Act], the acquisition by the Company and, in terms of
 Section 89 of the Companies Act, the acquisition by
any subsidiary of the Company from time to time, of
such number of ordinary shares issued by the Company
and at such price and on such other terms and
conditions as the Directors may from time to time
determine, subject to the requirements of the
Companies Act, the Banks Act, 94 of 1990, as amended
and the Listings Requirements of the JSE Limited [the
 Listings Requirements], which include, amongst
others, the following: any such acquisition will be
implemented through the order book operated by the
trading system of the JSE Limited and done without
any prior understanding or arrangement between the
Company and the counterparty [reported trades being
prohibited];the acquisition must be authorizes by the
 Company's Articles of Association; the authority is
limited to the purchase of a maximum of 10% of the
Company's issued ordinary share capital in any one
FY; acquisition must not be made at a price more than
 10% above the weighted average of the market value
for the ordinary shares of the Company for the 5
business days immediately preceding the date of
acquisition at any point in time, the Company may
only appoint 1 agent to effect any repurchase(s) on
the Company's behalf; the Company may only acquire
its ordinary shares if, after such acquisition, it
still complies with the shareholder spread
requirements as set out in the Listings Requirements;
 the Company or its subsidiary may not repurchase
securities during a prohibited period, unless they
have in place a repurchase programmed where the dates
 and quantities of securities to be traded during the
 relevant period are fixed [not subject to any
variation] and full details of the programme have
been disclosed in an announcement over SENS prior to
the commencement of the prohibited period; that an
announcement containing full details of such
acquisitions of shares will be published as soon as
the Company and/or its subsidiary (ies) has/have
acquired shares constituting, on a cumulative basis,
3% of the number of shares in issue at the date of
the general meeting at which this special resolution
is considered and, if approved, passed, and for each
3% in aggregate of the initial number acquired
thereafter; and in the case clan acquisition by a
subsidiary of the Company and the number of shares to
 be acquired, is not more than 10% in the aggregate
of the number of issued shares of the Company
[authority expires whichever is earlier until the
next AGM of the Company or 15 months from the date on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     856552203
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Election of Shri Radheshyam Maheshwari                      ISSUER          NO           N/A               N/A
 as a Director to the Central Board of the Bank under
 the provisions of Section 19(c) read with Section
25(2) of the State Bank of India Act, 1955

PROPOSAL #1.2: Election of Shri D. Sundaram as a                           ISSUER          NO           N/A               N/A
Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955,

PROPOSAL #1.3: Election of Shri Umesh Nath Kapur as a                      ISSUER          NO           N/A               N/A
 Director to the Central Board of the Bank under the
provisions of Section 19(c) read with Section 25(2)
of the State Bank of India Act, 1955

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y8161Z129
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect, under the provisions of Section                      ISSUER          YES        AGAINST           AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri Radheshyam Maheshwari as a
Director to the Central Board

PROPOSAL #1.2: Elect, under the provisions of Section                      ISSUER          YES                          AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri D. Sundaram as a Director to
the Central Board

PROPOSAL #1.3: Elect, under the provisions of Section                      ISSUER          YES                          AGAINST
 19(c) read with Section 25(2) of the State Bank of
India Act, 1955, Shri Umesh Nath Kapur as a Director
to the Central Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y8161Z129
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Central Board's report, the                      ISSUER          YES          FOR               FOR
 balance sheet and profit and loss account of the
Bank made up to the 31 MAR 2009 and the Auditors'
report on the balance sheet and accounts

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATE STREET CORPORATION
  TICKER:                STT             CUSIP:     857477103
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: K. BURNES                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: P. COYM                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: P. DE SAINT-AIGNAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A. FAWCETT                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D. GRUBER                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L. HILL                                              ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. KAPLAN                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C. LAMANTIA                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. LOGUE                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. SERGEL                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. SKATES                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G. SUMME                                             ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R. WEISSMAN                                          ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AMENDMENTS TO STATE STREET'S                      ISSUER          YES          FOR               FOR
 ARTICLES OF ORGANIZATION AND BY-LAWS CHANGING THE
SHAREHOLDER QUORUM AND VOTING REQUIREMENTS, INCLUDING
 THE ADOPTION OF A MAJORITY VOTE STANDARD FOR
UNCONTESTED ELECTIONS OF DIRECTORS.

PROPOSAL #03: TO APPROVE THE AMENDED AND RESTATED                          ISSUER          YES          FOR               FOR
2006 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS,
INCREASE BY 17 MILLION THE NUMBER OF SHARES OF OUR
COMMON STOCK THAT MAY BE DELIVERED IN SATISFACTION OF
 AWARDS UNDER THE PLAN.

PROPOSAL #04: TO APPROVE A NON-BINDING ADVISORY                            ISSUER          YES          FOR               FOR
PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL #05: TO RATIFY THE SELECTION OF ERNST &                           ISSUER          YES          FOR               FOR
YOUNG LLP AS STATE STREET'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER

PROPOSAL #06: TO VOTE ON A SHAREHOLDER PROPOSAL.                         SHAREHOLDER       YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATOILHYDRO ASA
  TICKER:                N/A             CUSIP:     R8412T102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM by the Chair of the                       ISSUER          YES          FOR               FOR
Corporate Assembly

PROPOSAL #2.: Elect Mr. Olaug Svarva as the chair of                       ISSUER          YES          FOR               FOR
the Corporate Assembly

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the registration of attending                        ISSUER          YES          FOR               FOR
shareholders and proxies

PROPOSAL #5.: Elect 2 persons to co-sign the minutes                       ISSUER          YES          FOR               FOR
together with the Chair of the Meeting

PROPOSAL #6.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR
for StatoilHydro ASA and the StatoilHydro group for
2008, and the distribution of the dividend of NOK
7.25 per share for 2008 of which the ordinary
dividend is NOK 4.40 per share and the special
dividend is NOK 2.85 per share, the dividend accrues
to the shareholders as of 19 MAY 2009, expected
payment of dividends is 03 JUN 2009

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Company's Auditor

PROPOSAL #8.: Elect 1 deputy Member to the Corporate                       ISSUER          YES        AGAINST           AGAINST
Assembly

PROPOSAL #9.: Approve, in accordance with Section 6-                       ISSUER          YES        AGAINST           AGAINST
16a of the Public Limited Companies Act, the Board of
 Directors will prepare an independent statement
regarding the settlement of salary and other
remuneration for Executive Management, the content of
 the statement is included in note 3 to
StatoilHydro's annual report and accounts for 2008,
which have been prepared in accordance with
accounting principles generally accepted in Norway

PROPOSAL #10.: Authorize the Board of Directors on                         ISSUER          YES        AGAINST           AGAINST
behalf of the Company to acquire StatoilHydro shares
in the market, the authorization may be used to
acquire own shares at a total nominal value of up to
NOK 15,000,000, shares acquired pursuant to this
authorization may only be used for sale and transfer
to employees of the StatoilHydro group as part of the
 group's share saving plan, as approved by the Board
of Directors, the minimum and maximum amount that may
 be paid per share will be NOK 50 and 500
respectively, the authorisation is valid until the
next AGM, but not beyond 30 JUN 2010, this
authorisation replaces the previous authorisation to
acquire own shares for implementation of the share
saving plan for employees granted by the AGM on 20

PROPOSAL #11.: Amend the Section 1 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified; authorize the Board to
decide the date for implementation of the amended
Articles of Association, but the date must be not
late than 01 JAN 2010

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: StatoilHydro shall withdraw
from tar sands activities in Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATS CHIPPAC LTD
  TICKER:                N/A             CUSIP:     Y8162B113
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
of the Company for the FYE 30 DEC 2008, together with
 the reports of the Directors and the Auditors

PROPOSAL #2.: Appoint Mr. Rohit Sipahimalani as a                          ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #3.A: Re-elect Mr. Teng Cheong Kwee as a                          ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 94 of the
Articles of Association of the Company

PROPOSAL #3.B: Re-elect Mr. Tokumasa Yasui as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 94 of the
Articles of Association of the Company

PROPOSAL #4.A: Re-elect Mr. Charles R. Wofford as a                        ISSUER          YES          FOR               FOR
Director, who retires under Section 153(6) of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], until the next AGM of the Company

PROPOSAL #4.B: Re-elect Mr. R. Douglas Norbywho as a                       ISSUER          YES          FOR               FOR
Director, who retires under Section 153(6) of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], until the next AGM of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors, until the conclusion of the next AGM of
 the Company at a remuneration to be determined by
the Board of Directors upon the recommendation of the
 Audit Committee of the Board of Directors

PROPOSAL #6.: Approve the Directors' fees totaling                         ISSUER          YES          FOR               FOR
approximately USD 473,000 [approximately SGD 732,000
based on the exchange rate as of 27 FEB 2009] for the
 FYE 27 DEC 2009

PROPOSAL #7.A: Authorize the Director, to allot and                        ISSUER          YES          FOR               FOR
issue shares in connection therewith pursuant to
Section 161 of the Companies Act that pursuant to
Section 161 of the Companies Act, allot and issue
shares in the capital of the Company whether by way
of rights, bonus or otherwise; and/or (ii) make or
grant offers, agreements or options [collectively,
Instruments] that might or would require shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and, [notwithstanding the authority
conferred by this resolution may have ceased to be in
 force] issue shares pursuant to any Instrument made
or granted by the Directors while this Resolution was
 in force, provided that: the aggregate number of
shares to be issued pursuant to this resolution
[including shares to be issued pursuant to
Instruments made or granted under this resolution]
does not exceed 50% of the total number of issued
shares [excluding treasury shares] in the capital of
the Company [as calculated in accordance with this
resolution], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued pursuant to Instruments made or granted under
this resolution) does not exceed 6% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company (as calculated in
accordance with this resolution]; for the purpose of
determining the aggregate number of shares that may
be issued under this resolution, the total number of
issued shares [excluding treasury shares] shall be
based on the total number of issued shares [excluding
 treasury shares] in the capital of the Company, at
the time this Resolution is passed, after adjusting
for: new shares arising from the exercise of any
share options which are outstanding or subsisting at
the time this resolution is passed; and any
subsequent bonus issue, consolidation or subdivision
of shares; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #7.B: Grant authority, to allot and issue                         ISSUER          YES        AGAINST           AGAINST
shares, pursuant to the STATS Chip PAC Ltd.
Substitute Share Purchase and Option Plan and the
STATS Chip PAC Ltd. Substitute Equity Incentive Plan
[collectively, the Substitute Plans]; and authorize
the Directors, to allot and issue from time to time
such number of shares of the Company as may be
required to be issued pursuant to the exercise of the
 options under the Substitute Plans

PROPOSAL #7.C: Grant authority, to allot and issue                         ISSUER          YES        AGAINST           AGAINST
shares, pursuant to the STATS ChipPAC Ltd. Share
Option Plan, as amended [the Share Option Plan]; and
authorize the Directors, to allot and issue form time
 to time such number of shares of the Company as may
be required to be issued pursuant to the exercise of
the options under the Share Option Plan

PROPOSAL #7.D: Approve that a new performance share                        ISSUER          YES        AGAINST           AGAINST
plan to be known as the STATS ChipPAC Ltd.
Performance Share Plan 2009, as specified [the PSP
2009], the rules of which, for the purpose of
identification, have been subscribed to by the
Chairman of the AGM, having been produced at the AGM,
 under which performance shares [Performance Shares],
 which represent unfunded and unsecured rights to
receive ordinary shares in the capital of the
Company, will be granted, free of payment, to
selected employees of the Company and its
subsidiaries [Group], including the Chief Executive
Officer of the Company and the Directors of the Group
 who perform an executive function, details of which
are set out in the Proxy Statement dated 09 APR 2009
in respect of the AGM; authorize the die of the
Company to establish the PSP 2009; to delegate to a
committee of Directors the administration of the PSP
2009 in accordance with the provisions of the PSP
2009; and to modify and/or alter the PSP 2009 from
time to time, provided that such modification and/or
alteration is effected in accordance with the
provisions of the PSP 2009, and to do all such acts
and to enter into all such transactions and
arrangements as may be necessary or expedient in
order to give full effect to the PSP 2009; and grant
Performance Shares in accordance with the provisions
of the PSP 2009 and to allot and issue from time to
time such number of fully paid-up ordinary shares in
the capital of the Company as may be required to be
allotted and issued pursuant to the terms of the PSP
2009, provided that the aggregate number of ordinary
shares in the capital of the Company allotted and
issued under the PSP 2009 shall not exceed the limits
 specified in the rules of the PSP 2009

PROPOSAL #7.E: Approve that a new equity grant plan                        ISSUER          YES        AGAINST           AGAINST
to be known as the STATS ChipPAC Ltd. Equity Grant
Plan for Non-Executive Directors, as substantially
set forth in Appendix 2 to the Proxy Statement dated
09 APR 2009 in respect of the AGM [the NED Plan], the
 rules of which, for the purpose of identification,
have been subscribed to by the Chairman of the AGM,
having been produced at the AGM, under which offers
will be made to selected the Directors of the Company
 who perform a non-executive function [Non-Executive
Directors] to participate in the NED Plan, and
pursuant thereto, fully paid-up ordinary shares in
the capital of the Company may be allotted and
issued, free of payment, to such participants as
specified; authorize the die of the Company to
establish the NED Plan; to delegate to a committee of
 Directors the administration of the NED Plan in
accordance with the provisions of the NED Plan; and
to modify and/or alter the NED Plan from time to
time, provided that such modification and/or
alteration is effected in accordance with the
provisions of the NED Plan, and to do all such acts
and to enter into all such transactions and
arrangements as may be necessary or expedient in
order to give full effect to the NED Plan; and to the
 make offers to selected Non-Executive Directors to
participate in the NED Plan in accordance with the
NED Plan and to allot and issue from time to time
such number of fully paid-up ordinary shares in the
capital of the Company as may be required to be
allotted and issued pursuant to the terms of the NED
Plan, provided that the aggregate number of ordinary
shares in the capital of the Company allotted and
issued under the NED Plan shall not exceed the limits

PROPOSAL #7.F: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, for the purposes of Sections 76C and 76E of
the Companies Act, of all the powers of the Company
to purchase or otherwise acquire issued ordinary
shares each fully paid in the capital of the Company
[Shares] not exceeding in aggregate the Maximum
Percentage means that number of issued Shares
representing 2.5% of the total number of issued
Shares of the Company as of the date of the passing
of this Resolution [excluding any Shares which are
held as treasury shares as of that date]; at such
price or prices as may be determined by the Directors
 from time to time up to the Maximum Price which
shall not exceed 105% of the highest independent bid
or the last independent transaction price, whichever
is the higher, quoted on the SGX-ST at the time the
purchase is effected; whether by way of: market
purchase(s) on the Singapore Exchange Securities
Trading Limited [SGX-ST] transacted through the SGX-
ST' s trading system; and/or (bb) off-market
purchase(s) (if effected otherwise than on the SGX-
ST) in accordance with any equal access scheme(s) as
may be determined or formulated by the Directors as
they consider fit, which scheme(s) shall satisfy all
the conditions prescribed by the Companies Act, and
otherwise in accordance with all other laws and
regulations as may for the time being be applicable,
and unconditionally [the Share Purchase
Mandate];[Authority expires the earlier of the next
AGM of the Company is held and the date by which the
next AGM of the Company is required by law to be
held]; and authorize the Directors of the Company to
complete and do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider expedient or necessary to give
 effect to the transaction contemplated and/or

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STONE ENERGY CORPORATION
  TICKER:                SGY             CUSIP:     861642106
  MEETING DATE:          8/27/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE ISSUANCE OF                          ISSUER          YES          FOR               FOR
ADDITIONAL SHARES OF COMMON STOCK OF STONE ENERGY
CORPORATION PURSUANT TO THE AGREEMENT AND PLAN OF
MERGER, DATED AS OF APRIL 30, 2008, BY AND AMONG
STONE ENERGY CORPORATION, STONE ENERGY OFFSHORE,
L.L.C. AND BOIS D'ARC ENERGY, INC.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STORA ENSO OYJ, HELSINKI
  TICKER:                N/A             CUSIP:     X21349117
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Call the meeting to order                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to confirm the                           ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,                         ISSUER          NO           N/A               N/A
the report of the Board of Directors and the
auditor's report for the year 2008 - CEO's report

PROPOSAL #7.: Adopt the annual accounts                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve that EUR 0.20 per share, a                           ISSUER          YES          FOR               FOR
maximum aggregate of EUR 157,907,699.80, be
distributed to the shareholders from the share
premium fund of the Parent Company; the distribution
shall be paid after the Finnish National Board of
Patents and Registration has given its consent to the
 decrease of the share premium fund which is expected
 to take place in July 2009 at the earliest

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Chief Executive Officer
from liability

PROPOSAL #10.: Approve the annual remuneration for                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors and Board
Committees as specified

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors at 9 Members

PROPOSAL #12.: Re-elect Messrs. Gunnar Brock, Claes                        ISSUER          YES          FOR               FOR
Dahlback, Dominique Heriard Dubreuil, Birgitta
Kantola, Ilkka Niemi, Juha Rantanen, Matti Vuoria and
 Marcus Wallenberg as the Members of the Board of
Directors until the end of the following AGM and
elect Mr. Hans Straberg as a Member of the Board of
Directors for the same term of office

PROPOSAL #13.: Approve that the remuneration of the                        ISSUER          YES          FOR               FOR
Auditor be paid according to invoice

PROPOSAL #14.: Re-elect Deloitte & Touche OY as the                        ISSUER          YES          FOR               FOR
Auditor of the Company until the end of the following
 AGM

PROPOSAL #15.: Appoint the Nomination Committee                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #16.: Approve to decrease of the share                            ISSUER          YES          FOR               FOR
premium fund and the reserve fund of the Parent
Company as shown in the balance sheet of the parent
Company as per 31 DEC 2008 will be decreased by an
amount of EUR 1,688,145,310.08, and the reserve fund
as shown in the balance sheet of the Parent Company
as per 31 DEC 2008 by an amount of EUR
353,946,990.12; the decreased amounts shall be
transferred to the invested non-restricted equity
fund; the decrease is proposed to be in addition to
the decrease proposed under Resolution 8 above; the
decrease of the share premium fund and the reserve
fund become effective after the Finnish National
Board of Patents and Registration has given its

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: approve that Stora Enso OYJ
shall no longer procure from the Finnish State
Enterprise Metsahallitus, any wood from forest areas
in forest Lapland that nature conservation
organizations have designated as rare contiguous
wilderness areas formed by old-growth forests, bogs
and fells

PROPOSAL #18.: Decision making order                                       ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STX PAN OCEAN CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y81718101
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #2.: Approve the reverse stock split                              ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO ELECTRIC INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J77411114
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO FORESTRY CO.,LTD.
  TICKER:                N/A             CUSIP:     J77454122
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #3: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Change
Business Lines

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO MITSUI FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J7771X109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:  Allow Use of                             ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     S8250P120
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008

PROPOSAL #2.1: Re-elect Mr. R. P. Becker as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Company's
Articles of Association

PROPOSAL #2.2: Re-elect Mr. P. L. Campher as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with Company's
Articles of Association

PROPOSAL #2.3: Re-elect Mr. M. P. Egan as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with Company's Articles of
 Association

PROPOSAL #2.4: Re-elect Mr. I. N. Matthews as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with Company's
Articles of Association

PROPOSAL #3.: Approve the fees payable to the Non-                         ISSUER          YES          FOR               FOR
Executive Directors for their services as Directors
or as Members of the Committees in respect of the FYE
 30 JUN 2009

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers Inc                        ISSUER          YES          FOR               FOR
as the Independent registered Auditor of the Company
until the conclusion of the next AGM in accordance
with the Audit Committee's nomination, it being noted
 that Mr. DB von Hoesslin is the individual
registered Auditor and Member of the aforegoing firm
who undertakes the audit

PROPOSAL #5.: Approve and adopt the Sun International                      ISSUER          YES        AGAINST           AGAINST
 Limited Restricted Share Plan 2008, in accordance
with the salient features appearing on the annexure
to this notice of AGM, the details of which are
incorporated in separate plan rules which have been
initialed by the Chairman of the AGM for the purpose
of identification and have been approved by the JSE
Limited

PROPOSAL #6.: Amend the Sun International Limited                          ISSUER          YES        AGAINST           AGAINST
Conditional Share Plan 2005 in accordance with the
first addendum to the Sun International Limited
Conditional Share Plan 2005 the contents of which
appear in the annexure to this notice of AGM and
which has been approved by the JSE Limited; the Sun
International Limited Deferred Bonus Plan 2005 in
accordance with the first addendum to the Sun
International Limited Deferred Bonus Plan 2005 the
contents of which appear in the annexure to this
notice of AGM and which has been approved by the JSE
Limited; the Sun International Limited Equity Growth
Plan 2005 in accordance with the first addendum to
the Sun International Limited Equity Growth Plan
2005, the contents of which appear in the annexure to
 this notice of AGM and which has been approved by
the JSE Limited

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to do all such things as may be necessary for and
incidental to the implementation of ordinary
Resolutions Numbers 5 and 6 including, but not
limited to, the signature of the new plan rules and
the Addenda to the various share plans as well as all
 related or ancillary documents

PROPOSAL #8.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
ordinary Resolution Number 5, the ordinary resolution
 passed on 29 NOV 2005, to place 10,780,000 ordinary
share with a par value of 8 cents each in the
authorized but unissued share capital of the Company
under the control of the Directors as a specific
authority in terms of Section 221(2) of the Companies
 Act 1973 [the Act] with the power to allot and issue
 these shares in accordance with and for the purposes
 of the Sun International Limited Equity Growth Plan
2005, the Sun International Limited Conditional Share
 Plan 2005 and the Sun International Limited Deferred
 Bonus Plan 2005 and amend to extend the specific
authority in terms of Section 221(2) of the Act
granted to the Directors in that ordinary resolution
to include the power to allot and issue 10,780,000
ordinary shares not merely in accordance with and for
 the purposes of the Sun International Limited Equity
 Growth Plan 2005, the Sun International Limited
Conditional Share Plan 2005 and the Sun International
 Limited Deferred Bonus Plan 2005, but also in
accordance with and for purposes of the new Sun
International Limited Restricted Share Plan 2008,
subject to the provisions of the Act and the JSE
Limited Listings Requirements

PROPOSAL #S.9: Authorize the Directors to approve and                      ISSUER          YES          FOR               FOR
 implement the acquisition by the Company [or by a
subsidiary of the Company up to a maximum of 10% of
the number of issued ordinary shares of the Company],
 in terms of the Companies Act 1973, and the rules
and requirements of the JSE Limited [JSE] which
provide, inter alia, that the Company may only make a
 general repurchase of its ordinary shares subject to
 the repurchase being implemented through the order
book operated by the JSE trading system, without
prior under standing or arrangement between the
Company and the counterparty; the Company being
authorized thereto by its Articles of Association;
repurchases not being made at a price greater than
10% above the weighted average of the market value of
 the ordinary shares for the 5 business days
immediately preceding the date on which the
transaction was effected; an announcement being
published as soon as the company has repurchased
ordinary shares constituting, on a cumulative basis,
3% of the initial number of ordinary shares, and for
each 3% in aggregate of the initial number of
ordinary shares repurchased thereafter, containing
full details of such repurchases; repurchases not
exceeding 20% in aggregate of the Company's issued
ordinary share capital in any 1 FY the Company's
sponsor confirming the adequacy of the Company's
working capital for purposes of undertaking the
repurchase of ordinary shares in writing to the JSE
upon entering the market to proceed with the
repurchase; the Company remaining in compliance with
Paragraphs 3.37 to 3.41 of the JSE Listings
Requirements concerning shareholder spread after such
 repurchase; the Company and/or its subsidiaries not
repurchasing securities during a prohibited period as
 defined in paragraph 3.67 of the JSE Listings
Requirements, unless it has in place a repurchase
program where the dates and quantities of securities
to be traded during the relevant period are fixed and
 full details of the program have been disclosed in
an announcement published on SENS prior to the
commencement of the prohibited period; and the
Company only appointing 1 agent to effect any
repurchases on its behalf [Authority expires the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN LIFE FINL INC MED TERM NTS CDS-
  TICKER:                N/A             CUSIP:     866796105
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. James C. Baillie as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.2: Elect Mr. George W. Carmany, III as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Mr. John H. Clappison as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. David A. Ganong, CM as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Germaine Gibara as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Krystyna T. Hoeg as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.7: Elect Mr. David W. Kerr as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Idalene F. Kesner as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. Mitchell M. Merin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.10: Elect Mr. Bertin F. Nadeau as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Mr. Ronald W. Osborne as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Honorable Hugh D. Segal, CM as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #1.13: Elect Mr. Donald A. Stewart as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.14: Elect Mr. James H. Sutcliffe as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN MICROSYSTEMS, INC.
  TICKER:                JAVA            CUSIP:     866810203
  MEETING DATE:          11/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SCOTT G. MCNEALY                       ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES L. BARKSDALE                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN M. BENNETT                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PETER L.S. CURRIE                      ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT J.                              ISSUER          YES          FOR               FOR
FINOCCHIO, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES H. GREENE,                       ISSUER          YES          FOR               FOR
JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL E. MARKS                       ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PATRICIA E.                            ISSUER          YES          FOR               FOR
MITCHELL

PROPOSAL #1I: ELECTION OF DIRECTOR: M. KENNETH OSHMAN                      ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: P. ANTHONY RIDDER                      ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JONATHAN I.                            ISSUER          YES          FOR               FOR
SCHWARTZ

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG LLP AS SUN'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JUNE 30, 2009.

PROPOSAL #03: APPROVAL OF AMENDMENTS TO SUN'S AMENDED                      ISSUER          YES          FOR               FOR
 AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS
 TO ELIMINATE SUPERMAJORITY VOTING.

PROPOSAL #04: APPROVAL OF AMENDMENTS TO SUN'S 1990                         ISSUER          YES          FOR               FOR
EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER
OF AUTHORIZED SHARES ISSUABLE THEREUNDER, EXTEND THE
TERM AND MAKE CERTAIN OTHER ADMINISTRATIVE CHANGES.

PROPOSAL #05: CONSIDERATION OF A STOCKHOLDER                             SHAREHOLDER       YES        AGAINST             FOR
PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING,
REGARDING ADVISORY VOTE ON COMPENSATION.

PROPOSAL #06: CONSIDERATION OF A STOCKHOLDER                             SHAREHOLDER       YES        AGAINST             FOR
PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING,
REGARDING BYLAW AMENDMENT RELATED TO STOCKHOLDER

PROPOSAL #07: CONSIDERATION OF A STOCKHOLDER                             SHAREHOLDER       YES        ABSTAIN           AGAINST
PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING,
REGARDING BYLAW AMENDMENT TO ESTABLISH A BOARD
COMMITTEE ON HUMAN RIGHTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUNOCO,INC.
  TICKER:                SUN             CUSIP:     86764P109
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: R.J. DARNALL                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G.W. EDWARDS                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: L.L. ELSENHANS                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: U.O. FAIRBAIRN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: T.P. GERRITY                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.B. GRECO                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.P. JONES, III                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.G. KAISER                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.W. ROWE                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.K. WULFF                                           ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVAL OF THE AMENDED AND RESTATED                          ISSUER          YES          FOR               FOR
SUNOCO, INC. RETAINER STOCK PLAN FOR OUTSIDE

PROPOSAL #3: RATIFICATION OF THE APPOINTMENT OF ERNST                      ISSUER          YES          FOR               FOR
 & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN-TIMES MEDIA GROUP, INC.
  TICKER:                SUTM            CUSIP:     86688Q100
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: RESOLVED, THAT ANY PROVISION OF THE                        SHAREHOLDER       NO           N/A               N/A
BYLAWS OF SUN-TIMES MEDIA GROUP, INC. AS OF THE
EFFECTIVENESS OF THIS RESOLUTION THAT WERE NOT
INCLUDED IN THE AMENDED AND RESTATED BYLAWS FILED
WITH THE SECURITES AND EXCHANGE COMMISSION ON MAY 9,
2008, BE AND ARE HEREBY REPEALED:

PROPOSAL #02: RESOLVED, THAT (I) EACH MEMBER OF THE                      SHAREHOLDER       NO           N/A               N/A
BOARD OF DIRECTORS OF SUN-TIMES MEDIA GROUP, INC. AT
THE TIME THIS RESOLUTION BECOMES EFFECTIVE (OTHER
THAN ROBERT B. POILE), AND (II) EACH PERSON APPOINTED
 TO THE BOARD TO FILL ANY VACANCY OR NEWLY-CREATED
DIRECTORSHIP PRIOR TO THE EFFECTIVENESS OF PROPOSAL 3
 (ELECTION PROPOSAL), BE AND HEREBY IS REMOVED:

ELECTION OF DIRECTOR: JEREMY L. HALBREICH                                SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: ROBERT A. SCHMITZ                                  SHAREHOLDER       NO           N/A               N/A

ELECTION OF DIRECTOR: MICHAEL E. KATZENSTEIN                             SHAREHOLDER       NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN-TIMES MEDIA GROUP, INC.
  TICKER:                SUTM            CUSIP:     86688Q100
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL MADE BY DAVIDSON KEMPNER TO                         ISSUER          YES          FOR               FOR
REPEAL ANY PROVISION OF SUN-TIMES' BYLAWS IN EFFECT
AT THE TIME THIS PROPOSAL BECOMES EFFECTIVE THAT WERE
 NOT INCLUDED IN THE AMENDED AND RESTATED BYLAWS
FILED WITH THE SEC ON MAY 9, 2008.

PROPOSAL #02: PROPOSAL MADE BY DAVIDSON KEMPNER TO                         ISSUER          YES          FOR               FOR
REMOVE (I) EACH MEMBER OF THE BOARD OF DIRECTORS OF
THE COMPANY OTHER THAN ROBERT B. POILE AT THE TIME
THIS PROPOSAL BECOMES EFFECTIVE, AND (II) EACH PERSON
 APPOINTED TO THE BOARD TO FILL ANY VACANCY OR NEWLY-
CREATED DIRECTORSHIP PRIOR TO THE EFFECTIVENESS OF
PROPOSAL 3.

ELECTION OF DIRECTOR: JEREMY L. HALBREICH                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT A. SCHMITZ                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MICHAEL E. KATZENSTEIN                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA CELLULOSA AKTIEBOLAGET SCA
  TICKER:                N/A             CUSIP:     W90152120
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect Mr.                         ISSUER          YES          FOR               FOR
Sven Urger, attorney at law, as the Chairman of the
meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 2 persons to check the minutes                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #5.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
Auditor's report and the consolidated financial
statements and the Auditor's report on the
consolidated financial statements

PROPOSAL #7.: Approve the speeches by the Chairman of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the President

PROPOSAL #8.A: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and of the consolidated income statement and
the consolidated balance sheet

PROPOSAL #8.B: Approve the dividend of SEK 3.50 per                        ISSUER          YES          FOR               FOR
share and that the record date for the dividend, 07
APR 2009, payment through Euro clear Sweden AB is
estimated to be made on 14 APR 2009

PROPOSAL #8.C: Grant discharge from personal                               ISSUER          YES          FOR               FOR
liability of the Directors and the President

PROPOSAL #9.: Approve the number of Directors shall                        ISSUER          YES          FOR               FOR
be 8 with no Deputy Directors

PROPOSAL #10.: Approve the total of remuneration to                        ISSUER          YES          FOR               FOR
the Board of Directors shall amount to SEK 4,600,000
[unchanged], provided that the Board's Committees
consist of the same number of members as last year,
each Director elected by the meeting and who is not
employed by the Company is to receive SEK 450,000,
the Chairman of the Board of Directors is to receive
SEK 1,350,000 Members of the remuneration committee
are to receive additional remuneration of SEK 75,000
and Members of the audit committee are to receive
additional remuneration of SEK 100,000, the Chairman
of the audit committee is to receive additional
remuneration of SEK 125,000, remuneration to the
auditor is to be paid according to the approved

PROPOSAL #11.: Re-elect Messrs. Rolf Borjesson, Soren                      ISSUER          YES        AGAINST           AGAINST
 Gyll, Tom Hedelius, Leif Johansson, Sverker Martin-
Lof, Anders Nyren, Barbara Milian Thoralfsson and Jan
 Johansson, whereby Sverker Martin-Lof as Chairman of
 the Board of Directors

PROPOSAL #12.: Approve the resolution on the                               ISSUER          YES          FOR               FOR
nomination committee for the AGM 2010

PROPOSAL #13.: Approve the resolution on guidelines                        ISSUER          YES          FOR               FOR
for remuneration of the Senior Management

PROPOSAL #14.: Close of the meeting                                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA HANDELSBANKEN AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W90937181
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger as the                            ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Establishment and approval of the list                       ISSUER          NO           N/A               N/A
of the voters

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of the persons to countersign                       ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determining whether the meeting has                          ISSUER          NO           N/A               N/A
been duly called

PROPOSAL #7.: Receive the annual accounts and the                          ISSUER          NO           N/A               N/A
Auditors' report, as well as the consolidated annual
accounts and the Auditor's report for the group, for
2008; in connection with this: a presentation of the
past year's work by the Board and its Committees; a
speech by the Group Chief Executive, and any
questions from shareholders to the Board and Senior
Management of the Bank; presentation of audit work

PROPOSAL #8.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 7 per share,                       ISSUER          YES          FOR               FOR
and that Tuesday, 05 MAY be the record day for the
receiving of dividends; if the meeting resolves in
accordance with the proposal, Euroclear expects to
distribute the dividend on Friday, 08 May 2009

PROPOSAL #10.: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Members of the Board and the Group Chief
Executive for the period referred to in the financial

PROPOSAL #11.: Approve that the Bank, in order to                          ISSUER          YES          FOR               FOR
facilitate its securities operations, shall have the
right to acquire its own class A and/or class B
shares for the Bank's trading book during the period
until the AGM in 2010 pursuant to Chapter 7, Section
6 of the Swedish Securities Market Act [2007:258], on
 condition that its own shares in the trading book
shall not at any time exceed 2% of all shares in the
bank

PROPOSAL #12.: Approve that the Board comprise an                          ISSUER          YES          FOR               FOR
unchanged number [12] of Members

PROPOSAL #13.: Approve to determine fees for Board                         ISSUER          YES          FOR               FOR
Members and the Auditors as follows: SEK 2,350,000 to
 the Chairman, SEK 675,000 to each of the 2 Vice
Chairmen, and SEK 450,000 to each of the remaining
Members; for Committee work, the following fees are
proposed: SEK 250,000 to each Member of the Credit
Committee, SEK 100,000 to each Member of the
Remuneration Committee, SEK 175,000 to the Chairman
of the Audit Committee, and SEK 125,000 to the
remaining Members of the Audit Committee, in all
cases, the proposed amounts are unchanged from the
resolutions of the AGM in 2008 and that the
remuneration be paid to the Auditors on approved

PROPOSAL #14.: Re-elect all the Members of the Board                       ISSUER          YES        AGAINST           AGAINST
with the exception of Ms. Pirkko Alitalo and Ms.
Sigrun Hjelmqvist; elect Ms. Lone Fonss Schroder and
Mr. Jan Johansson as the Board Members

PROPOSAL #15.: Approve that the same guidelines for                        ISSUER          YES          FOR               FOR
remuneration for Senior Management that were adopted
by the AGM in 2008 be adopted by the AGM in 2009 for
the period until the end of the AGM in 2010

PROPOSAL #16.: Approve the resolution on a Nomination                      ISSUER          YES          FOR               FOR
 Committee for the AGM in 2010

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: approve to allocate SEK 50m of this year's
 profits to a fund/foundation names Creating a decent
 Sweden'

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWEDBANK FORENINGSSPARBANKEN  AB MEDIUM TERM NTS B
  TICKER:                N/A             CUSIP:     W9423X102
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and address by                        ISSUER          YES          FOR               FOR
the Chair

PROPOSAL #2.: Elect the meeting Chair                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint 2 persons to verify the minutes                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve whether the meeting has been                         ISSUER          YES          FOR               FOR
properly convened

PROPOSAL #7.: Amend Section 3 of the Articles of                           ISSUER          YES          FOR               FOR
Association as specified and by introducing a new
Section 14 therein, a new class of shares is
introduced which has preferential right to dividends
[preference shares], the Articles of Association's
limits regarding the Bank's share capital and number
of shares are amended and that all currently issued
shares shall be ordinary shares as specified

PROPOSAL #8.: Approve to issue new preference shares                       ISSUER          YES          FOR               FOR
with preferential rights for the shareholders, as
specified

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
resolve on a new issue of preference shares, as
specified

PROPOSAL #10.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG CO  LTD
  TICKER:                N/A             CUSIP:     Y84629107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman's Address                                           ISSUER          YES          FOR               FOR

PROPOSAL #2.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Audit Committee's review report                             ISSUER          NO           N/A               N/A

PROPOSAL #2.3: To report the implementation of shares                      ISSUER          NO           N/A               N/A
 buyback

PROPOSAL #2.4: To report TSMC's Merger of its 100%                         ISSUER          NO           N/A               N/A
owned subsidiary - Hsin Ruey Investment Co. Ltd

PROPOSAL #3.1: Approve to accept the 2008 business                         ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #3.2: Approve the proposal for distribution                       ISSUER          YES          FOR               FOR
of 2008 profits

PROPOSAL #3.3: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividends, 2008 employee profit sharing, and capital
surplus

PROPOSAL #3.4.A: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 lending funds to other parties

PROPOSAL #3.4.B: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 endorsement and guarantee

PROPOSAL #4.1: Elect Mr. Morris Chang as a Chairman                        ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect Mr. F.C. Tseng as a Vice Chairman                     ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect Mr. Rick Tsai as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Elect Mr. Yuan Tain-Jy-Chen as a                            ISSUER          YES          FOR               FOR
Director, Representative of National Development
Fund, Executive

PROPOSAL #4.5: Elect Sir. Peter Leahy Bonfield as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #4.6: Elect Mr. Stan Shih as an Independent                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.7: Elect Mr. Carleton Sneed Florina as an                      ISSUER          YES          FOR               FOR
 Independent Director

PROPOSAL #4.8: Elect Mr. Thomas J. Engibous as an                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.: Other business and special motion                            ISSUER          NO           N/A               N/A

PROPOSAL #6.: Meeting adjourned                                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG. CO. LTD.
  TICKER:                TSM             CUSIP:     874039100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT 2008 BUSINESS REPORT AND                           ISSUER          YES          FOR               FOR
FINANCIAL STATEMENTS

PROPOSAL #02: TO APPROVE THE PROPOSAL FOR                                  ISSUER          YES          FOR               FOR
DISTRIBUTION OF 2008 PROFITS

PROPOSAL #03: TO APPROVE THE CAPITALIZATION OF 2008                        ISSUER          YES          FOR               FOR
DIVIDENDS, 2008 EMPLOYEE PROFIT SHARING, AND CAPITAL
SURPLUS

PROPOSAL #04: TO REVISE INTERNAL POLICIES AND RULES                        ISSUER          YES          FOR               FOR
AS FOLLOWS: (A) PROCEDURES FOR LENDING FUNDS TO OTHER
 PARTIES (B) PROCEDURES FOR ENDORSEMENT AND GUARANTEE

ELECTION OF DIRECTOR: MR. MORRIS CHANG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. F.C. TSENG                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. RICK TSAI                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. TAIN-JY CHEN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SIR P. LEAHY BONFIELD                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. STAN SHIH                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MS. CARLY FIORINA                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MR. THOMAS J ENGIBOUS                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIYO NIPPON SANSO CORPORATION
  TICKER:                N/A             CUSIP:     J55440119
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAKEDA PHARMACEUTICAL COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J8129E108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAKEFUJI CORPORATION
  TICKER:                N/A             CUSIP:     J81335101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATA STEEL LTD, MUMBAI
  TICKER:                N/A             CUSIP:     Y8547N139
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited                       ISSUER          YES          FOR               FOR
profit and loss account for the YE 31 MAR 2008 and
the balance sheet as at the date together with the
report of the Board of Directors and the Auditors

PROPOSAL #2.: Declare a Dividend on the 2% Cumulative                      ISSUER          YES          FOR               FOR
 Convertible Preference Shares

PROPOSAL #3.: Declare a dividend on ordinary shares                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. S.M. Palia as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Suresh Krishna as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Ishaat Hussain as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Re-appoint Dr. J.J. Irani as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #8.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

PROPOSAL #9.: Appoint Mr. Andrew Robb as a Director                        ISSUER          YES          FOR               FOR
under the provisions of Section 257 of the Act

PROPOSAL #10.: Appoint Dr. T. Mukherjee as a Director                      ISSUER          YES          FOR               FOR
 under the provisions of Section 257 of the Act

PROPOSAL #11.: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [hereinafter referred to as the Board
which term shall be deemed to include any Committee
thereof], in superession of Resolution 16 passed at
the AGM of the Company held on 05 JUL 2006, in terms
of Section 293(1)(d) and other applicable provisions,
 if any, of the Companies Act, 1956, for borrowing
from time to time any sum or sums of monies which
together with the monies already borrowed by the
Company [apart from temporary loans obtained or to be
 obtained from the Company's bankers in the ordinary
course of business] may exceed the aggregate of the
paid up capital of the Company and its free reserves,
 that is to say, reserves not set apart for any
specific purpose, provided that the total amount so
borrowed by the Board shall not at any time exceed
the limit of INR 40,000 crores

PROPOSAL #12.: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [hereinafter referred to as the Board
which term shall be deemed to include any Committee
thereof], pursuant to Section 293(1)(a) and other
applicable provisions, if any, of the Companies Act,
1956, to create such charges, mortgages and
hypothecations in addition to the existing charges,
mortgages and hypothecations created by the Company,
on such movable and immovable properties, both
present and future, and in such manner as the Board
may deem fit, together with power to take over the
Management and concern of the Company in certain
events in favour of Banks/Financial institutions,
other investing agencies and trustees for the holders
 of debentures/bonds/other instruments to secure
rupee/foreign currency loans and/or the issue of
debentures whether partly/fully convertible or non-
convertible and/or securities linked to ordinary
shares and/or rupee/foreign currency convertible
bonds and/or bonds with share warrants attached
[hereinafter collectively referred to as Loans]
provided that the total amount of loans together with
 interest thereon, additional interest, compound
interest, liquidated damages, commitment charges,
premia on pre-payment or on redemption, costs,
charges, expenses and all other moneys payable by the
 Company in respect of the said loans, shall not, at
any time exceed the limit of INR 40,000 crores; and
to do all such acts, deeds and things, to execute all
 such documents, instruments and writings as may be

PROPOSAL #13.: Re-appoint, pursuant to the provisions                      ISSUER          YES          FOR               FOR
 of Section 228 and other applicable provisions, if
any, of the Companies Act, 1956, [the Act], Messrs.
Deloitte & Touche, Singapore, the retiring Branch
Auditors of the Singapore Branch of the Company as
the Branch Auditors of the Company to hold office
from the conclusion of this meeting up to the
conclusion of the next AGM of the Company and to
examine and audit the books of account of the Branch
Office of the Company located at Singapore for the FY
 2008-2009 on such remuneration as may be mutually
agreed upon between the Board of Directors and the
Branch Auditors, plus reimbursement of service tax,
out-of-pocket, travelling and living expenses,
incurred in connection with the audit; authorize the
Board of Director of the Company, pursuant to the
provisions of Section 228 and other applicable
provisions, if any, of the Act, to appoint as the
Branch Auditors of any branch office which may be
opened hereafter in India or abroad in consultation
with the Company's Auditors, any person qualified to
act as Branch Auditor within the provisions of the
said Section 228 of the Act and approve to fix their

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TATUNG CO LTD
  TICKER:                N/A             CUSIP:     Y8548J103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and the                        ISSUER          NO           N/A               N/A
2008 financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the proposal of long-term                           ISSUER          YES        AGAINST           AGAINST
capital injection by issuing new shares, global
depositary receipt or issuance of securities via
private placement

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.8: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.9: Approve to revise the election rules                        ISSUER          YES          FOR               FOR
of the Directors and Supervisors

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TDK CORPORATION
  TICKER:                N/A             CUSIP:     J82141136
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors,
Adopt Reduction of Liability System for Outside
Auditors

PROPOSAL #3.: Approve the Plan for an Incorporation-                       ISSUER          YES          FOR               FOR
Type Company Split

PROPOSAL #4.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #5.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TECH DATA CORPORATION
  TICKER:                TECD            CUSIP:     878237106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: KATHLEEN MISUNAS                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS I. MORGAN                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN A. RAYMUND                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
COMPANY'S ARTICLES OF INCORPORATION TO ALLOW FOR
NOMINEES FOR DIRECTOR TO BE ELECTED BY MAJORITY VOTE
IN UNCONTESTED ELECTIONS.

PROPOSAL #03: TO RATIFY THE SELECTION BY THE AUDIT                         ISSUER          YES          FOR               FOR
COMMITTEE OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
 ENDING JANUARY 31, 2010.

PROPOSAL #04: TO VOTE, ON AN ADVISORY BASIS, FOR THE                       ISSUER          YES          FOR               FOR
COMPENSATION AWARDED TO THE NAMED EXECUTIVE OFFICERS
FOR THE FISCAL YEAR ENDED JANUARY 31, 2009.

PROPOSAL #05: TO APPROVE THE 2009 EQUITY INCENTIVE                         ISSUER          YES          FOR               FOR
PLAN.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECOM CORPORATION OF NEW ZEALAND LTD
  TICKER:                N/A             CUSIP:     Q89499109
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #2.: Re-elect Mr. Rod McGeoch as a Director                       ISSUER          YES          FOR               FOR
of Telecom

PROPOSAL #3.: Re-elect Mr. Kevin Roberts as a                              ISSUER          YES          FOR               FOR
Director of Telecom

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Elect Mr. Mark Cross as a Director of

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Elect Mr. Mark Tume as a Director of Telecom

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECOM ITALIA SPA, MILANO
  TICKER:                N/A             CUSIP:     T92778108
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements at 31                      ISSUER          NO           N/A               N/A
 DEC 2008, any adjournment thereof.

PROPOSAL #O.2: Appoint the Director                                        ISSUER          NO           N/A               N/A

PROPOSAL #O.3.1: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Telco S.p.A.  To view the complete list please visit
the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/T
ELCO_1_180309.pdf

PROPOSAL #O.3.2: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Findim Group S.A.  To view the complete list please
visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/F
INDIM_GROUP_180309.pdf

PROPOSAL #O.3.3: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates jointly
presented by Aletti Gestielle S.G.R. S.p.A.,  Arca
S.G.R. S.p.A., Bipiemme Gestioni S.G.R. S.p.A., BNP
Paribas Asset Management S.G.R. S.p.A., Fideuram
Gestions S.A., Fideuram Investimenti S.G.R. S.p.A.,
Interfund Sicav, Monte Paschi Asset Management S.G.R.
 S.p.A., Pioneer Asset Management S.A., Pioneer
Investment Management S.G.R.p.A., Stichting
Pensioenfonds ABP, UBI Pramerica S.G.R. S.p.A.  To
view the complete list please visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/D
EPOSITO_LISTA_230309.pdf

PROPOSAL #E.1: Approve the share capital and to issue                      ISSUER          NO           N/A               N/A
 convertible bonds, amendment of Article No. 5 of
corporate by Laws, any adjournment thereof.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFON AB L.M.ERICSSON, KISTA
  TICKER:                N/A             CUSIP:     W26049119
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Michael Treschow as the                            ISSUER          YES          FOR               FOR
Chairman of Meeting

PROPOSAL #2.: Approve the list of shareholders                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda of meeting                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Acknowledge proper convening of meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to designate Inspector[s] of                         ISSUER          YES          FOR               FOR
Minutes of Meeting

PROPOSAL #6.: Receive financial statements and                             ISSUER          YES          FOR               FOR
statutory reports receive Auditors' Report

PROPOSAL #7.: Receive president's report allow                             ISSUER          YES          FOR               FOR
questions

PROPOSAL #8.A: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #8.B: Grant discharge to the Board and                            ISSUER          YES          FOR               FOR
President

PROPOSAL #8.C: Approve the allocation of Income and                        ISSUER          YES          FOR               FOR
Dividends  of SEK 1.85 per share and 27 APR 2009 as
record date for dividend

PROPOSAL #9.A: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members [10] and Deputy  Members [0] of Board

PROPOSAL #9.B: Approve the remuneration of Directors                       ISSUER          YES          FOR               FOR
in the amount of SEK 3.8 million for Chairman and SEK
 750,000 for Other Directors [Including Possibility
to receive part of remuneration in phantom shares]
and remuneration of Committee Members

PROPOSAL #9.C: Re-elect Messrs. Michael Treschow                           ISSUER          YES          FOR               FOR
[Chairman], Roxanne Austin, Peter Bonfield, Boerje
Ekholm, Ulf Johansson, Sverker Martin-Loef, Nancy
McKinstry, Anders Nyren, Carl-Henric Svanberg and
Marcus Wallenberg as the Directors

PROPOSAL #9.D: Authorize the Chairman of Board and                         ISSUER          YES          FOR               FOR
representatives of 4 of Company's largest
shareholders by voting power to serve on Nominating
Committee and the assignment of the Nomination

PROPOSAL #9.E: Approve the omission of remuneration                        ISSUER          YES          FOR               FOR
to Nominating Committee Members

PROPOSAL #9.F: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #10.: Approve the Remuneration Policy and                         ISSUER          YES          FOR               FOR
other terms of employment for Executive Management

PROPOSAL #11.1: Approve the 2009 Share Matching Plan                       ISSUER          YES          FOR               FOR
for all employees

PROPOSAL #11.2: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 13.9 million Repurchased Class B Shares for 2009
Share Matching Plan for all employees

PROPOSAL #11.3: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.2

PROPOSAL #11.4: Approve 2009 Share Matching Plan for                       ISSUER          YES          FOR               FOR
key contributors

PROPOSAL #11.5: Grant authority for the re-issuance                        ISSUER          YES          FOR               FOR
of 8.5 million repurchased Class B shares for 2009
Share Matching Plan for key contributors

PROPOSAL #11.6: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.5

PROPOSAL #11.7: Approve the 2009 Restricted Stock                          ISSUER          YES          FOR               FOR
Plan for executives

PROPOSAL #11.8: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 4.6 million repurchased Class B shares for 2009
Restricted Stock Plan for executives

PROPOSAL #11.9: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.8

PROPOSAL #12.: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
11 million repurchased class B shares to cover social
 costs in connection with 2001 Global Stock Incentive
 Program, and 2005, 2006, 2007, and 2008 Long-Term
Incentive and Variable Compensation Plans

PROPOSAL #13.: Amend the Articles regarding                                ISSUER          YES          FOR               FOR
publication of meeting notice shareholder proposals

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: Authorize the Board of
Directors to explore how A shares might be cancelled
and to present at the next AGM of shareholders how
the cancellation would be executed

PROPOSAL #15.: Close meeting                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFONICA SA, MADRID
  TICKER:                N/A             CUSIP:     879382109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Telefonica and consolidated group and the proposal of
 application of the 2008 result

PROPOSAL #2.: Approve the retribution of the                               ISSUER          YES          FOR               FOR
shareholder and to pay a dividend with charge to free
 reserves

PROPOSAL #3.: Approve the Incentive Buy Plan Shares                        ISSUER          YES          FOR               FOR
for employers

PROPOSAL #4.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #5.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR
through redemption of own shares

PROPOSAL #6.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOM MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y8578H118
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final gross dividend of 14.25                      ISSUER          YES          FOR               FOR
 sen per share [less 25% Malaysian Income Tax] in
respect of the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Dato' Zamzamzairani Mohd Isa                        ISSUER          YES          FOR               FOR
as a Director who retires pursuant to Article 98(2)
of the Company's Articles of Association

PROPOSAL #4.: Re-elect Datuk Bazlan Osman as a                             ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #5.: Re-elect Tunku Mahmood Fawzy Tunku                           ISSUER          YES          FOR               FOR
Muhiyiddin as a Director who retires pursuant to
Article 98(2) of the Company's Articles of Association

PROPOSAL #6.: Re-elect Dato' Ir Abdul Rahim Abu Bakar                      ISSUER          YES          FOR               FOR
 as a Director who retires pursuant to Article 98(2)
of the Company's Articles of Association

PROPOSAL #7.: Re-elect Quah Poh Keat as a Director                         ISSUER          YES          FOR               FOR
who retires pursuant to Article 98(2) of the
Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Ibrahim Marsidi as a                            ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #9.: Re-elect Dato' Danapalan TP                                  ISSUER          YES          FOR               FOR
Vinggrasalam as a Director who retires pursuant to
Article 98(2) of the Company's Articles of Association

PROPOSAL #10.: Re-elect Mr. Riccardo Ruggiero as a                         ISSUER          YES          FOR               FOR
Director who retires pursuant to Article 98(2) of the
 Company's Articles of Association

PROPOSAL #11.: Re-elect Mr. Tan Sri Dato' Ir Muhammad                      ISSUER          YES          FOR               FOR
 Radzi Hj Mansor, who retires by rotation pursuant to
 Article 103 of the Company's Articles of Association

PROPOSAL #12.: Approve the payment of Directors' fees                      ISSUER          YES          FOR               FOR
 of MYR 1,622,725.66 for the FYE 31 DEC 2008

PROPOSAL #13.: Re-appoint Messrs.                                          ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOM MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y8578H118
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, to increase the                      ISSUER          YES          FOR               FOR
 authorized share capital of the Company from its
present authorized share capital of MYR 5,000,003,021
 comprising, subject to the passing of Special
Resolution 2 and all requisite approvals being
obtained from the relevant authorities or persons
being granted in respect of Special Resolution 1: a)
5,000,000,000 ordinary shares of MYR 1.00 each; b) 1
Special Rights Redeemable Preference Share of MYR
1.00; c) 1,000 Class A redeemable preference shares
of MYR 0.01 each; d) 1,000 Class B redeemable
preference shares of MYR 0.01 each; e) 2,000 Class C
non-convertible redeemable preference shares of MYR
1.00 each; and f) 1,000 Class D non-convertible
redeemable preference shares of MYR 1.00 each, to MYR
 5,040,003,021 comprising: a) 5,000,000,000 ordinary
shares of MYR 1.00 each; b) 1 Special Rights
Redeemable Preference Share of MYR 1.00; c) 1,000
Class A redeemable preference shares of MYR 0.01
each; d) 1,000 Class B redeemable preference shares
of MYR 0.01 each; e) 2,000 Class C non-convertible
redeemable preference shares of MYR 1.00 each; f)
1,000 Class D non-convertible redeemable preference
shares of MYR 1.00 each; and g) 4,000,000,000 Class E
 redeemable preference shares of MYR 0.01 each; and
amend the Clause 5 of the Memorandum of Association
of the Company and Article 7 of the Articles of
Association of the Company as specified and authorize
 the Board of Directors of the Company to do or
procure to be done all acts, deeds and things and
execute, sign and deliver on behalf of the Company,
all such documents as it may deem necessary,
expedient and/or appropriate to implement, give full
effect to and complete the Proposed IASC, with full
powers to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of the Company may deem fit and/or as may
be required by any relevant authorities in connection

PROPOSAL #S.2: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to allot and issue up to 3,577,401,980 Class
 E redeemable preference shares of MYR 0.01 each in
the Company [RPS] and, subject to and conditional
upon the approvals of all relevant authorities being
obtained, the Proposed Capital Repayment, which
involves the following: i) a bonus issue of
3,577,401,980 RPS to the shareholders of the Company,
 on the basis of 1 RPS for each ordinary share of MYR
 1.00 each in TM [TM Share] held as at a book closing
 date to be MYR determined later by the Board of
Directors of the Company in its absolute discretion,
at the par value of the RPS of MYR 0.01 by way of
capitalization of the Company's share premium
account; and ii) the redemption of the RPS at a cash
redemption price of MYR 0.98 for each RPS, totaling
approximately MYR 3,505.8 million to the Company's
shareholders the par value of MYR 0.01 per RPS,
representing a total of approximately MYR 35.8
million, will be redeemed out of the Company's
retained earnings, whereas the premium on redemption
of MYR 0.97 for each RPS, representing a total of
approximately MYR 3,470.0 million, will be redeemed
out of the Company's share premium account; no RPS
will be credited into the individual securities
accounts of the shareholders of the Company and in
any case, no physical share certificates will be
issued and that the bonus issue of RPS to be so
allotted and issued shall, upon allotment and issue,
rank equally amongst themselves in all respects and
the bonus issue of the RPS shall be dealt with only
in accordance with the terms of this Special
Resolution 2 and the terms of the Proposed Capital
Repayment and the RPS as specified; to do or procure
to be done all acts, deeds and things and to execute,
 sign and deliver on behalf of the Company and any of
 its subsidiaries, all such documents as it may deem
necessary, expedient and/or appropriate to implement,
 give full effect to and complete the Proposed
Capital Repayment, with full powers to assent to any
conditions, modifications, variations and/or
amendments as the Board of Directors of the Company
may deem fit and/or as may be imposed by any relevant
 authorities in connection with the Proposed Capital

PROPOSAL #O.1: Authorize the Company, to extend the                        ISSUER          YES        AGAINST           AGAINST
duration of the Company's ESOS upon its expiry for an
 additional 1 year until 16 SEP 2010 with respect to
ordinary shares of MYR 1.00 each in both the Company
and Axiata Group Berhad [formerly known as TM
International Berha] comprised in the granted and
unallocated options with respect to eligible
employees and Executive Directors of the Company and
its eligible subsidiaries under the Company's ESOS;
and adopt the proposed amendments to the existing By-
Laws governing the Company's ESOS [By- Laws] as
specified; authorize the Board of Directors of the
Company to do or procure to be done all acts, deeds
and things and to execute, sign and deliver on behalf
 of the Company and any of its subsidiaries, all such
 documents as it may deem necessary, expedient and/or
 appropriate to implement, give full effect to and
complete the proposed ESOS Extension, with full
powers to assent to any conditions, modifications,
variations and/or amendments as the Board of
Directors of the Company may deem fit and/or as may
be required by any relevant authorities, including
but not limited to, amendments to the existing By-
Laws, Trust Deed dated 17 MAR 2008, Power of Attorney
 dated 17 MAR 2008 and Loan Agreement dated 17 MAR

PROPOSAL #O.2: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries, in accordance with paragraph 10.09 of
the Listing Requirements of Bursa Malaysia Securities
 Berhad [Bursa Securities], to enter into recurrent
related party transactions of a revenue or trading
nature as specified, which are necessary for the day-
to-day operations such transactions are entered into
in the ordinary course of business of the Company
and/or its subsidiaries, are carried out on an arm's
length basis, on terms not more favourable to the
related party than those generally available to the
public and are not detrimental to the minority
shareholders of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the Company's next AGM is required to be held under
Section 143(1) of the Companies Act, 1965 [but shall
not extend to such extension as may be allowed under
Section 143(2) of the Companies Act, 1965]];
authorize the Board of Directors of the Company to do
 or procure to be done all such acts, deeds and
things [including executing such documents under the
common seal in accordance with the provisions of the
Articles of Association of the Company, as may be
required] to give effect to the proposed renewal of
shareholders mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOMUNIKACJA POLSKA S A
  TICKER:                N/A             CUSIP:     X6669J101
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement that the meeting                       ISSUER          NO           N/A               N/A
is valid and capable to adopt resolutions

PROPOSAL #4.: Adopt the agenda                                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the resolution on redemption of                        ISSUER          NO           N/A               N/A
the Company's shares

PROPOSAL #7.: Approve, in accordance with Article 455                      ISSUER          NO           N/A               N/A
 Section 2 of the Commercial Companies Code the
purpose of the reduction, the amount by which the
share capital is to be reduced, as well as the method
 of the reduction of the Company's share capital:
Reduction of the share capital is realization of the
purpose for which, by means of the Resolution no. 36
of TP S.A. AGM dated 24 APR 2008, the program on
acquisition of the Company's own shares for the
purpose of their redemption was adopted, what arises
from Article 3 of the Commission Regulation [EC] No.
2273/2003 dated 22 DEC 2003; the share capital is to
be reduced by 99,372,660 zlotys by redemption of
33,124,220 shares, acquired within the program, as
specified; and amend the Articles of Association of
TP S.A., in accordance with Article 402 Section 2 of
the Commercial Companies Code, both the current
wording and draft amendments to the Articles of
Association of TP S.A. are presented below: 1) the
current wording of Section 7 clauses 1 and 2 of the
Articles of Association as specified, 2) the proposed
 wording of Section 7 clauses 1 and 2 of the Articles

PROPOSAL #8.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOMUNIKACJA POLSKA S A
  TICKER:                N/A             CUSIP:     X6669J101
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Meeting Chairman                                   ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to acknowledge the Proper                            ISSUER          NO           N/A               N/A
Convening of meeting

PROPOSAL #4.: Approve the Agenda of meeting                                ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Members of Vote Counting                           ISSUER          NO           N/A               N/A
Commission

PROPOSAL #6.1: Receive the Financial Statements and                        ISSUER          NO           N/A               N/A
Management Board Report on Company operations in
fiscal 2008

PROPOSAL #6.2: Approve the Management Board proposal                       ISSUER          NO           N/A               N/A
regarding allocation of Company's 2008 income,
including dividend payout

PROPOSAL #6.3: Receive the Supervisory Board report                        ISSUER          NO           N/A               N/A
on Management Board report on Company's operations in
 fiscal 2008, financial statements, and Management
Board proposal regarding allocation of Company's 2008
 income

PROPOSAL #6.4: Receive the consolidated financial                          ISSUER          NO           N/A               N/A
statements and Management Board report on group's
operations in fiscal 2008

PROPOSAL #6.5: Receive the Supervisory Board report                        ISSUER          NO           N/A               N/A
on Management Board report on group's operations in
fiscal 2008 and consolidated financial statements

PROPOSAL #6.6: Approve Supervisory Board's evaluation                      ISSUER          NO           N/A               N/A
 of Company's standing in fiscal 2008 and report on
Supervisory Board's activities in fiscal 2008

PROPOSAL #7.1: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 Company's operations in fiscal 2008

PROPOSAL #7.2: Approve the financial statements                            ISSUER          NO           N/A               N/A

PROPOSAL #7.3: Approve the allocation of income and                        ISSUER          NO           N/A               N/A
dividends

PROPOSAL #7.4: Approve the Management Board report on                      ISSUER          NO           N/A               N/A
 group's operations in fiscal 2008

PROPOSAL #7.5: Approve consolidated financial                              ISSUER          NO           N/A               N/A
statements. Approve discharge of Management and
Supervisory Boards

PROPOSAL #7.6: Grant discharge the Management and                          ISSUER          NO           N/A               N/A
Supervisory Boards

PROPOSAL #8.1: Amend statute regarding Corporate                           ISSUER          NO           N/A               N/A
purpose and editorial changes

PROPOSAL #8.2: Approve the uniform text of statute                         ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the changes in composition of                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #10.: Close meeting                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEVISION BROADCASTS LTD
  TICKER:                N/A             CUSIP:     Y85830100
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements,                      ISSUER          YES          FOR               FOR
 the Directors' report and the Independent Auditors'
report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.i: Re-elect Ms. Mona Fong as a retiring                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.ii: Re-elect Mrs. Christina Lee Look Ngan                      ISSUER          YES          FOR               FOR
 Kwan as a retiring Director

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, in substitution of all
previous authorities, during or after the relevant
period, to allot, issue and deal with unissued shares
 in the capital of the Company and to make or grant
offers, agreements, options and other rights or issue
 securities, which might require the exercise of such
 powers, the aggregate nominal amount of share
capital allotted or agreed conditionally or
unconditionally to be allotted or issued [whether
pursuant to an option or otherwise] by the Directors
of the Company, otherwise than pursuant to i) a
rights Issue; or ii) any scrip dividend or similar
arrangement providing for allotment of shares in lieu
 of the whole or part of a dividend on the ordinary
shares in the Company [such ordinary shares being
defined in this and the following Resolution 6,
shares] in accordance with the Articles of
Association of the Company, shall not exceed the
aggregate of: i) 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing of this resolution; and ii) [if the
Directors of the Company are so authorized by a
separate ordinary resolution of the shareholders of
the Company] the nominal amount of any share capital
of the Company repurchased by the Company subsequent
to the passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing of this resolution]; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM of the Company is required by the Articles
of Association of the Company or any other applicable

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, during the relevant
period of all powers of the Company to purchase
shares on the Stock Exchange of Hong Kong Limited or
any other Stock Exchange on which the shares may be
listed and recognized by the Securities and Futures
Commission and the Stock Exchange of Hong Kong
Limited; the aggregate nominal amount of shares which
 may be purchased by the Company pursuant to this
resolution shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiry of the
period within which the next AGM of the Company is
required by the Articles or any other applicable law

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
paragraph (a) of Resolution (5) above in respect of
the share capital of the Company referred to in
paragraph (c)(ii) of Resolution (5)

PROPOSAL #8.: Approve the period of 30 days during                         ISSUER          YES          FOR               FOR
which the Company's register of Members may be closed
 under Section 99(1) of the Companies Ordinance
during the calendar year 2009, be extended, pursuant
to Section 99(2) of the Companies Ordinance, to 60

PROPOSAL #S.9: Amend the Articles 2, 53, 65, 66, 68,                       ISSUER          YES          FOR               FOR
73, 74, 75, 76, 77, 86, 86A, 89, 93, 106, 108, 109,
111, 113, 114, 119, 171 and 176 of the Articles of
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELIASONERA AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W95890104
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Axel Calissendorff, Attorney-                      ISSUER          YES          FOR               FOR
at-law as the Chairman of the meeting

PROPOSAL #2.: Elect 2 persons to check the meeting                         ISSUER          YES          FOR               FOR
minutes along with the Chairperson

PROPOSAL #3.: Approve the voting register                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Adopt the agenda                                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to confirm that the meeting has                      ISSUER          YES          FOR               FOR
 been duly and properly convened

PROPOSAL #6.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditor's report, consolidated
financial statements and the Group Auditor's report
for 2008; speech by President Mr. Lars Nyberg in
connection herewith and a description of the Board of
 Directors work during 2008

PROPOSAL #7.: Adopt the income statement, balance                          ISSUER          YES          FOR               FOR
sheet, consolidated income statement and the
consolidated balance sheet for 2008

PROPOSAL #8.: Approve a dividend of SEK 1.80 per                           ISSUER          YES          FOR               FOR
share be distributed to the shareholders, and that 06
 APR 2009 be set as the record date for the dividend;
 if the AGM adopts this proposal, it is estimated
that disbursement from Euroclear Sweden AB [formerly
VPC AB] will take place on 09 APR 2009

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the President from personal
liability towards the Company for the administration
of the Company in 2008

PROPOSAL #10.: Approve the number of Board Members at                      ISSUER          YES          FOR               FOR
 8 and with no Deputy Board Members to be elected by
the AGM

PROPOSAL #11.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors, until the next AGM would be SEK
1,000,000 to the Chairman, SEK 425,000 to each other
Board Member elected by the AGM; the Chairman of the
Board's Audit Committee would receive remuneration of
 SEK 150,000 and other Members of the Audit Committee
 receive SEK 100,000 each and the Chairman of the
Board's Remuneration Committee would receive SEK
40,000 and other Members of the Remuneration
Committee would receive SEK 20,000 each; all
remuneration figures are the same as for previous

PROPOSAL #12.: Re-elect Messrs. Maija-Liisa Friman,                        ISSUER          YES          FOR               FOR
Conny Karlsson, Lars G. Nordstrom, Timo Peltola, Jon
Risfelt, Caroline Sundewall and Tom von Weymarn, Lans
 Renstrom; and the election will be preceded by
information from the Chairperson concerning positions
 held in other Companies by the candidates

PROPOSAL #13.: Elect Mr. Tom von Weymarn as the                            ISSUER          YES          FOR               FOR
Chairman of the Board of Directors

PROPOSAL #14.: Elect Messrs.Viktoria Aastrup [Swedish                      ISSUER          YES          FOR               FOR
 state], Kari Jarvinen [Finnish state via Solidium],
KG Lindvall [Swedbank Robur funds], Lennart Ribohn
[SEB funds] and Tom von Weymarn [Chairman of the
Board of Directors] for the nomination Committee

PROPOSAL #15.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Executive Management

PROPOSAL #16.A: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
[announcement of notice]

PROPOSAL #16.B: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
[time limits for notice]

PROPOSAL #17.A: Authorize the Board of Directors, on                       ISSUER          YES          FOR               FOR
1 or more occasions prior to the 2010 AGM, on
acquisitions of own shares, which may take place both
 on Nasdaq OMX Stockholm and/or Nasdaq OMX
Helsingfors and in accordance with an offer to
acquire shares directed to all shareholders or
through a combination of these 2 alternatives; the
maximum number of shares acquired shall be such that
the Company's holding from time to time does not
exceed 10% of all shares in the Company; acquisitions
 of shares on Nasdaq OMX Stockholm and/or Nasdaq OMX
Helsingfors may only be made at a price within the
spread between the highest bid price and lowest ask
price prevailing from time to time on the exchanges;
acquisitions of shares by way of offers to acquire
shares directed to all the Companys shareholders may
take place at an acquisition price which exceeds the
prevailing market price, it will thereupon be
possible, by means of detachable and tradable sales
rights [Sw Saljratter], for the shareholders to enjoy
 the value of the premium which may arise as a
consequence of the Company acquiring shares at a
price in excess of the market price for the share, in
 order to compensate shareholders who neither sell
sales rights nor participate in the acquisition
offer, for their non-exercised sales rights, a bank
or another financial institution that may be
appointed by the Company shall, upon expiry of the
application period but otherwise in accordance with
the terms and conditions of the acquisition offer, be
 entitled to transfer shares to the Company and to
pay compensation, amounting to the value of the non-
exercised sales rights less the banks costs, to the
shareholders concerned; however, the compensation
payable may not exceed the compensation that may be
paid per sales right in the event of an offer of
commission-free sale of sales rights, in the event
foreign legal and/or administrative rules
significantly impede implementation of an acquisition
 offer in a particular country, the Board of
Directors or a party appointed by the Board of
Directors in its stead shall be entitled to effect a
sale of sales rights on behalf of the shareholders
concerned and shall, instead, pay the cash amount
received upon a sale carried out with due care, less
costs incurred, the Board of Directors shall be

PROPOSAL #17.B: Authorize the Board of Directors, on                       ISSUER          YES          FOR               FOR
1 or more occasions prior to the 2010 AGM, on
transfers of own shares on Nasdaq OMX Stockholm
and/or Nasdaq OMX Helsingfors, with deviation from
the shareholders' preferential rights, transfers may
take place of all shares held by the Company at the
time of the Board of Directors' resolution regarding
transfer pursuant to this authorization, at a price
within the spread between the highest bid price and
lowest ask price prevailing from time to time on
Nasdaq OMX Stockholm and/or Nasdaq OMX Helsingfors,
the Board of Directors shall be entitled to decide on
 other terms and conditions for the transfer

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEMPLE-INLAND INC.
  TICKER:                TIN             CUSIP:     879868107
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CASSANDRA C. CARR                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD M. SMITH                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ARTHUR TEMPLE III                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: R.A. WALKER                            ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE AUDIT COMMITTEE'S                              ISSUER          YES          FOR               FOR
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDUSTRIES LIMITED
  TICKER:                TEVA            CUSIP:     881624209
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPOINT MR. JOSEPH (YOSI) NITZANI AS                      ISSUER          YES          FOR               FOR
 A STATUTORY INDEPENDENT DIRECTOR FOR A TERM OF THREE
 YEARS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDUSTRIES LIMITED
  TICKER:                TEVA            CUSIP:     881624209
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE BOARD OF DIRECTORS'                           ISSUER          YES          FOR               FOR
RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR
ENDED DECEMBER 31, 2008, WHICH WAS PAID IN FOUR
INSTALLMENTS AND AGGREGATED NIS 1.95 (APPROXIMATELY
US$0.525, ACCORDING TO THE APPLICABLE EXCHANGE RATES)
 PER ORDINARY SHARE (OR ADS), BE DECLARED FINAL.

PROPOSAL #2A: ELECTION OF DIRECTOR: DR. PHILLIP FROST                      ISSUER          YES          FOR               FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: ROGER ABRAVANEL                        ISSUER          YES          FOR               FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: PROF. ELON                             ISSUER          YES          FOR               FOR
KOHLBERG
PROPOSAL #2D: ELECTION OF DIRECTOR: PROF. YITZHAK                          ISSUER          YES          FOR               FOR
PETERBURG

PROPOSAL #2E: ELECTION OF DIRECTOR: EREZ VIGODMAN                          ISSUER          YES          FOR               FOR

PROPOSAL #03: TO APPOINT KESSELMAN & KESSELMAN, A                          ISSUER          YES          FOR               FOR
MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM UNTIL THE 2010 ANNUAL MEETING OF
SHAREHOLDERS AND TO AUTHORIZE THE BOARD OF DIRECTORS
TO DETERMINE THEIR COMPENSATION PROVIDED SUCH
COMPENSATION IS ALSO APPROVED BY THE AUDIT COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEXTRON INC.
  TICKER:                TXT             CUSIP:     883203101
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: LEWIS B. CAMPBELL                      ISSUER          YES          FOR               FOR

PROPOSAL #02: ELECTION OF DIRECTOR: LAWRENCE K. FISH                       ISSUER          YES          FOR               FOR

PROPOSAL #03: ELECTION OF DIRECTOR: JOE T. FORD                            ISSUER          YES          FOR               FOR

PROPOSAL #04: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TFS FINANCIAL CORPORATION
  TICKER:                TFSL            CUSIP:     87240R107
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANTHONY J. ASHER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BERNARD S. KOBAK                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MARIANNE PITERANS                                    ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: TO RATIFY THE SELECTION OF DELOITTE &                        ISSUER          YES          FOR               FOR
TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
FOR THE COMPANY'S FISCAL YEAR ENDING SEPTEMBER 30,
2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THALES, NEUILLY SUR SEINE
  TICKER:                N/A             CUSIP:     F9156M108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.2: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.3: Approve the distribution of the                             ISSUER          YES          FOR               FOR
Company's profits and fixation of the dividend

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR
authorized by 06 MAR 2008 Board of Directors

PROPOSAL #O.5: Approve the regulated commitment                            ISSUER          YES          FOR               FOR
authorized by 24 MAR 2008 Board of Directors

PROPOSAL #O.6: Approve renewal of a Permanent                              ISSUER          YES          FOR               FOR
Statutory Auditor's mandate

PROPOSAL #O.7: Appoint a temporary Statutory Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
allow the Company to operate on its own shares under
a share repurchase program, with a maximum purchase
price of EUR 50 per share

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
cancel within the framework of the shares acquired
under a share repurchase program

PROPOSAL #E.A: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: Approve the modification of Article 11 of
the statutes

PROPOSAL #O.10: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THANACHART CAPITAL PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y8738D155
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of AGM of                                  ISSUER          YES          FOR               FOR
shareholders no.1/2008

PROPOSAL #2.: Amend Clause 8, under Chapter 2 of the                       ISSUER          YES          FOR               FOR
Articles of Association as follows: Clause 8, the
Company shall not accept a pledge of its own shares,
the Company shall own its own shares as well as the
applicable Laws allowing to do so provided that the
Company shall comply with the terms, procedures and
conditions as stipulated by the applicable Laws

PROPOSAL #3.: Any other business[if any]                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THANACHART CAPITAL PUBLIC CO LTD
  TICKER:                N/A             CUSIP:     Y8738D155
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of the EGM no. 1/2008                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Acknowledge the report of operating                          ISSUER          YES          FOR               FOR
performance of TCAP in the year 2008

PROPOSAL #3.: Approve the balance sheet and the                            ISSUER          YES          FOR               FOR
statement of profit and loss as of 31 DEC 2008

PROPOSAL #4.: Approve the appropriation of profit and                      ISSUER          YES          FOR               FOR
 the payment of dividend for operating performance in
 the year 2008

PROPOSAL #5.: Acknowledge the remuneration of                              ISSUER          YES          FOR               FOR
Directors of TCAP in the year 2008 and approve the
performance allowances of Directors from operating
performance in the year 2008

PROPOSAL #6.: Elect the Directors for the replacement                      ISSUER          YES          FOR               FOR
 of the Directors retired by rotation or death or
resignation

PROPOSAL #7.: Appoint the Auditor and approve to                           ISSUER          YES          FOR               FOR
determine the audit fee for the year 2009

PROPOSAL #8.: Miscellaneous                                                ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE BANK OF YOKOHAMA,LTD.
  TICKER:                N/A             CUSIP:     J04242103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE CARPHONE WAREHOUSE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5344S105
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the period ended
29 MAR 2008

PROPOSAL #2.: Approve the remuneration report set out                      ISSUER          YES          FOR               FOR
 in the annual report 2008

PROPOSAL #3.: Declare a final dividend of 3.00 pence                       ISSUER          YES          FOR               FOR
per ordinary share for the period ended 29 MAR 2008

PROPOSAL #4.: Re-elect Mr. Charles Dunstone as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Roger Taylor as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. John Gildersleeve as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. David Goldie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Board to
determine the Auditors' remuneration

PROPOSAL #S.9: Adopt new Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #S.10: Authorize the Directors, for the                           ISSUER          YES          FOR               FOR
purpose of Section 80(1) of the Companies Act 1985
[the Act], to allot and issue relevant securities
[Section 80(2) of the Act] up to an aggregate nominal
 amount of GBP 304,698 being the aggregate nominal
amount of one third of the issued share capital of
the Company as at 29 MAR 2008; [Authority expires at
the earlier of the conclusion of the AGM of the
Company in 2009 or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Act, to allot equity securities
[Section 94(2) of the Act] for cash pursuant to the
authority conferred by Resolution 10, disapplying the
 statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of the holders of ordinary
shares of 0.1p each in the capital of the Company
[Ordinary Shares]; and b) up to an aggregate nominal
amount equal to GBP 45,705 [5% of the issued share
capital of the Company as at 29 MAR 2008]; [Authority
 expires at the earlier of the conclusion of the AGM
of the Company in 2009 or 15 months]; and authorize
the Directors to allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Act, to make market
purchases [Section 163 of the Act] of up to
91,409,295 ordinary shares, at a minimum price which
may be paid is the 0.1p nominal value of each share
and not more than 5% above the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Plc Official List, over the
previous 5 business days; [Authority expires the
earlier of the conclusion of the AGM of the Company
in 2009 or 15 months]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE DRESS BARN, INC.
  TICKER:                DBRN            CUSIP:     261570105
  MEETING DATE:          12/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID R. JAFFE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KLAUS EPPLER                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KATE BUGGELN                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES        AGAINST           AGAINST
COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
COMPANY'S CERTIFICATE OF INCORPORATION TO BROADEN THE
 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

PROPOSAL #04: TO APPROVE A GENERAL AMENDMENT AND                           ISSUER          YES          FOR               FOR
RESTATEMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL #05: TO RATIFY THE SELECTION OF DELOITTE &                        ISSUER          YES          FOR               FOR
TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL
YEAR ENDING JULY 25, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE ESTEE LAUDER COMPANIES INC.
  TICKER:                EL              CUSIP:     518439104
  MEETING DATE:          11/7/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLENE BARSHEFSKY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LEONARD A. LAUDER                                    ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RONALD S. LAUDER                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE ESTEE LAUDER COMPANIES                       ISSUER          YES          FOR               FOR
INC. EXECUTIVE ANNUAL INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF KPMG LLP                      ISSUER          YES          FOR               FOR
 AS INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE GOLDMAN SACHS GROUP, INC.
  TICKER:                GS              CUSIP:     38141G104
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LLOYD C. BLANKFEIN                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN H. BRYAN                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY D. COHN                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CLAES DAHLBACK                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: STEPHEN FRIEDMAN                       ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM W. GEORGE                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RAJAT K. GUPTA                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES A. JOHNSON                       ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: LOIS D. JULIBER                        ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LAKSHMI N. MITTAL                      ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JAMES J. SCHIRO                        ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: RUTH J. SIMMONS                        ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2009 FISCAL
 YEAR

PROPOSAL #03: ADVISORY VOTE TO APPROVE EXECUTIVE                           ISSUER          YES          FOR               FOR
COMPENSATION

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING SIMPLE                      SHAREHOLDER       YES          FOR             AGAINST
MAJORITY VOTE

PROPOSAL #06: SHAREHOLDER PROPOSAL TO AMEND BY-LAWS                      SHAREHOLDER       YES        AGAINST             FOR
TO PROVIDE FOR A BOARD COMMITTEE ON U.S. ECONOMIC

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        ABSTAIN           AGAINST
POLITICAL CONTRIBUTIONS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE HARTFORD FINANCIAL SVCS GROUP, INC.
  TICKER:                HIG             CUSIP:     416515104
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE CONVERSION OF ANY ISSUED AND                             ISSUER          YES          FOR               FOR
OUTSTANDING SERIES C NON-VOTING CONTINGENT
CONVERTIBLE PREFERRED STOCK OF THE COMPANY INTO
COMMON STOCK OF THE COMPANY AND THE EXERCISE OF THE
SERIES C WARRANT TO PURCHASE COMMON STOCK OF THE
COMPANY, AS WELL AS OTHER POTENTIAL ISSUANCES OF OUR
COMMON STOCK FOR ANTI-DILUTION, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE HARTFORD FINANCIAL SVCS GROUP, INC.
  TICKER:                HIG             CUSIP:     416515104
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT B.                              ISSUER          YES          FOR               FOR
ALLARDICE, III

PROPOSAL #1B: ELECTION OF DIRECTOR: RAMANI AYER                            ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: TREVOR FETTER                          ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: EDWARD J. KELLY,                       ISSUER          YES          FOR               FOR
III

PROPOSAL #1E: ELECTION OF DIRECTOR: PAUL G. KIRK, JR.                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GAIL J. MCGOVERN                       ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL G. MORRIS                      ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES B. STRAUSS                     ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: H. PATRICK SWYGERT                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR
FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: MANAGEMENT PROPOSAL TO AMEND THE                             ISSUER          YES        AGAINST           AGAINST
COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK.

PROPOSAL #04: MANAGEMENT PROPOSAL TO AMEND THE                             ISSUER          YES          FOR               FOR
COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
THE NUMBER OF SHARES AUTHORIZED THEREUNDER.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE HOME DEPOT, INC.
  TICKER:                HD              CUSIP:     437076102
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: F. DUANE ACKERMAN                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID H.                               ISSUER          YES          FOR               FOR
BATCHELDER
PROPOSAL #1C: ELECTION OF DIRECTOR: FRANCIS S. BLAKE                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARI BOUSBIB                            ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GREGORY D.                             ISSUER          YES          FOR               FOR
BRENNEMAN

PROPOSAL #1F: ELECTION OF DIRECTOR: ALBERT P. CAREY                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ARMANDO CODINA                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BONNIE G. HILL                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: KAREN L. KATEN                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31,
 2010.

PROPOSAL #03: TO AMEND THE SIXTH ARTICLE OF THE                            ISSUER          YES          FOR               FOR
COMPANY'S CERTIFICATE OF INCORPORATION TO ALLOW
HOLDERS OF AT LEAST 25% OF SHARES OF THE COMPANY'S
OUTSTANDING COMMON STOCK TO CALL A SPECIAL MEETING OF
 SHAREHOLDERS.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING SPECIAL                     SHAREHOLDER       YES        AGAINST             FOR
SHAREHOLDER MEETINGS.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        ABSTAIN           AGAINST
EMPLOYMENT DIVERSITY REPORT.

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
EXECUTIVE OFFICER COMPENSATION.

PROPOSAL #08: SHAREHOLDER PROPOSAL REGARDING ENERGY                      SHAREHOLDER       YES        ABSTAIN           AGAINST
USAGE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE KROGER CO.
  TICKER:                KR              CUSIP:     501044101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: REUBEN V. ANDERSON                     ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT D. BEYER                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID B. DILLON                        ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SUSAN J. KROPF                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN T. LAMACCHIA                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID B. LEWIS                         ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DON W. MCGEORGE                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W. RODNEY MCMULLEN                     ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JORGE P. MONTOYA                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: CLYDE R. MOORE                         ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: SUSAN M. PHILLIPS                      ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: STEVEN R. ROGEL                        ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JAMES A. RUNDE                         ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: RONALD L. SARGENT                      ISSUER          YES          FOR               FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: BOBBY S. SHACKOULS                     ISSUER          YES          FOR               FOR

PROPOSAL #2: APPROVAL OF PRICEWATERHOUSECOOPERS LLP,                       ISSUER          YES          FOR               FOR
AS AUDITORS.

PROPOSAL #3: APPROVE SHAREHOLDER PROPOSAL, IF                            SHAREHOLDER       YES        ABSTAIN           AGAINST
PROPERLY PRESENTED, TO RECOMMEND AN INCREASE OF THE
PERCENTAGE OF EGGS STOCKED FROM HENS NOT CONFINED IN
BATTERY CAGES.

PROPOSAL #4: APPROVE SHAREHOLDER PROPOSAL, IF                            SHAREHOLDER       YES        AGAINST             FOR
PROPERLY PRESENTED, TO RECOMMEND AMENDMENT OF
KROGER'S ARTICLES TO PROVIDE FOR ELECTION OF

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE LACLEDE GROUP, INC.
  TICKER:                LG              CUSIP:     505597104
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ARNOLD W. DONALD                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANTHONY V. LENESS                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILLIAM E. NASSER                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS TO
INCREASE THE SHARE RESERVE.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DELOITTE &                      ISSUER          YES          FOR               FOR
 TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT FOR FISCAL YEAR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE MOSAIC COMPANY
  TICKER:                MOS             CUSIP:     61945A107
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID B. MATHIS                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES L. POPOWICH                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES T. PROKOPANKO                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEVEN M. SEIBERT                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG                      ISSUER          YES          FOR               FOR
 LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE PANTRY, INC.
  TICKER:                PTRY            CUSIP:     698657103
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: PETER J. SODINI                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT F. BERNSTOCK                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL L. BRUNSWICK                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: WILFRED A. FINNEGAN                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDWIN J. HOLMAN                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: TERRY L. MCELROY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK D. MILES                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRYAN E. MONKHOUSE                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS M. MURNANE                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARIA C. RICHTER                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE COMPANY AND ITS
SUBSIDIARIES FOR THE FISCAL YEAR ENDING SEPTEMBER 24,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE PROCTER & GAMBLE COMPANY
  TICKER:                PG              CUSIP:     742718109
  MEETING DATE:          10/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: KENNETH I. CHENAULT                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SCOTT D. COOK                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RAJAT K. GUPTA                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A.G. LAFLEY                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES R. LEE                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LYNN M. MARTIN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: W. JAMES MCNERNEY, JR.                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHNATHAN A. RODGERS                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RALPH SNYDERMAN, M.D.                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARGARET C. WHITMAN                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PATRICIA A. WOERTZ                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ERNESTO ZEDILLO                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY APPOINTMENT OF THE INDEPENDENT                        ISSUER          YES          FOR               FOR
REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: AMEND COMPANY'S AMENDED ARTICLES OF                          ISSUER          YES          FOR               FOR
INCORPORATION TO ADOPT MAJORITY VOTING

PROPOSAL #04: SHAREHOLDER PROPOSAL #1 - ROTATE SITE                      SHAREHOLDER       YES        AGAINST             FOR
OF ANNUAL MEETING

PROPOSAL #05: SHAREHOLDER PROPOSAL #2 - ADVISORY VOTE                    SHAREHOLDER       YES        AGAINST             FOR
 ON EXECUTIVE COMPENSATION

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE PROGRESSIVE CORPORATION
  TICKER:                PGR             CUSIP:     743315103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROGER N. FARAH                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN R. HARDIS                      ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: NORMAN S. MATTHEWS                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BRADLEY T.                             ISSUER          YES          FOR               FOR
SHEARES, PH.D.

PROPOSAL #02: PROPOSAL TO APPROVE AN AMENDMENT TO OUR                      ISSUER          YES          FOR               FOR
 CODE OF REGULATIONS TO ESTABLISH PROCEDURES FOR
SHAREHOLDERS TO MAKE PROPOSALS FOR CONSIDERATION AT
OUR ANNUAL MEETINGS OF SHAREHOLDERS (OTHER THAN
NOMINATIONS FOR DIRECTORS).

PROPOSAL #03: PROPOSAL TO APPROVE AN AMENDMENT TO OUR                      ISSUER          YES          FOR               FOR
 CODE OF REGULATIONS TO REVISE THE EXISTING
PROCEDURES RELATING TO SHAREHOLDER NOMINATIONS OF

PROPOSAL #04: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SCOTTS MIRACLE-GRO CO.
  TICKER:                SMG             CUSIP:     810186106
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS N. KELLY JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CARL F. KOHRT, PH.D.                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN S. SHIELY                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF DELOITTE &                        ISSUER          YES          FOR               FOR
TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SHERWIN-WILLIAMS COMPANY
  TICKER:                SHW             CUSIP:     824348106
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: A.F. ANTON                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J.C. BOLAND                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C.M. CONNOR                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: D.F. HODNIK                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: S.J. KROPF                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: G.E. MCCULLOUGH                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: A.M. MIXON, III                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: C.E. MOLL                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: R.K. SMUCKER                                         ISSUER          YES          FOR               FOR

PROPOSAL #02: VOTE TO RATIFY ERNST & YOUNG LLP AS OUR                      ISSUER          YES          FOR               FOR
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
MAJORITY VOTING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE TIMKEN COMPANY
  TICKER:                TKR             CUSIP:     887389104
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOSEPH W. RALSTON                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. REILLY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN M. TIMKEN, JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACQUELINE F. WOODS                                  ISSUER          YES          FOR               FOR

PROPOSAL #2: TO RATIFY THE SELECTION OF ERNST & YOUNG                      ISSUER          YES          FOR               FOR
 LLP AS THE INDEPENDENT AUDITOR FOR THE YEAR ENDING
DECEMBER 31, 2009.

PROPOSAL #3: SHAREHOLDER PROPOSAL REQUESTING THAT THE                    SHAREHOLDER       YES        AGAINST             FOR
 COMPANY AMEND ITS ARTICLES OF INCORPORATION TO
PROVIDE THAT DIRECTORS BE ELECTED BY AFFIRMATIVE VOTE
 OF THE MAJORITY OF VOTES CAST AT AN ANNUAL MEETING
OF SHAREHOLDERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE TOKYO ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J86914108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Partial Amendments to the Articles of                        ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.1: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Election of a Director                                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Election of an Auditor                                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Shareholders' Proposals : Distribution                       ISSUER          YES        AGAINST             FOR
of Surplus

PROPOSAL #6.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (1)

PROPOSAL #7.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (2)

PROPOSAL #8.: Shareholders' Proposals : Partial                            ISSUER          YES          FOR             AGAINST
Amendments to the Articles of Incorporation (3)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE TRAVELERS COMPANIES, INC.
  TICKER:                TRV             CUSIP:     89417E109
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALAN L. BELLER                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN H. DASBURG                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JANET M. DOLAN                         ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KENNETH M.                             ISSUER          YES          FOR               FOR
DUBERSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: JAY S. FISHMAN                         ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAWRENCE G. GRAEV                      ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PATRICIA L.                            ISSUER          YES          FOR               FOR
HIGGINS
PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS R. HODGSON                      ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CLEVE L.                               ISSUER          YES          FOR               FOR
KILLINGSWORTH, JR.

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT I. LIPP                         ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: BLYTHE J. MCGARVIE                     ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: LAURIE J. THOMSEN                      ISSUER          YES          FOR               FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF                        ISSUER          YES          FOR               FOR
KPMG LLP AS TRAVELERS' INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2009.

PROPOSAL #03: TO RE-APPROVE THE MATERIAL TERMS OF THE                      ISSUER          YES          FOR               FOR
 PERFORMANCE GOALS UNDER TRAVELERS' AMENDED AND
RESTATED 2004 STOCK INCENTIVE PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        ABSTAIN           AGAINST
POLITICAL CONTRIBUTIONS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE WALT DISNEY COMPANY
  TICKER:                DIS             CUSIP:     254687106
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SUSAN E. ARNOLD                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN E. BRYSON                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN S. CHEN                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JUDITH L. ESTRIN                       ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. IGER                         ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: STEVEN P. JOBS                         ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRED H. LANGHAMMER                     ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: AYLWIN B. LEWIS                        ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MONICA C. LOZANO                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT W.                              ISSUER          YES          FOR               FOR
MATSCHULLAT

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN E. PEPPER,                        ISSUER          YES          FOR               FOR
JR.
PROPOSAL #1L: ELECTION OF DIRECTOR: ORIN C. SMITH                          ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                                 ISSUER          YES          FOR               FOR
PRICEWATERHOUSE-COOPERS LLP AS THE COMPANY'S
REGISTERED PUBLIC ACCOUNTANTS FOR 2009.

PROPOSAL #03: TO APPROVE THE AMENDMENT TO THE AMENDED                      ISSUER          YES          FOR               FOR
 AND RESTATED 2005 STOCK INCENTIVE PLAN.

PROPOSAL #04: TO APPROVE THE TERMS OF THE AMENDED AND                      ISSUER          YES          FOR               FOR
 RESTATED 2002 EXECUTIVE PERFORMANCE PLAN.

PROPOSAL #05: TO APPROVE THE SHAREHOLDER PROPOSAL                        SHAREHOLDER       YES        ABSTAIN           AGAINST
RELATING TO POLITICAL CONTRIBUTIONS REPORTING.

PROPOSAL #06: TO APPROVE THE SHAREHOLDER PROPOSAL                        SHAREHOLDER       YES        AGAINST             FOR
RELATING TO DEATH BENEFIT PAYMENTS.

PROPOSAL #07: TO APPROVE THE SHAREHOLDER PROPOSAL                        SHAREHOLDER       YES        AGAINST             FOR
RELATING TO SHAREHOLDER ADVISORY VOTE ON EXECUTIVE
COMPENSATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THOMAS COOK GROUP
  TICKER:                N/A             CUSIP:     G88471100
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to agree the final dividend                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Allvey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Dr. Jurgen Buser as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Nigel Northridge                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Dr. Karl Gerhard Eick as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #9.: Grant authority to the Directors to fix                      ISSUER          YES          FOR               FOR
 the Auditors remuneration

PROPOSAL #10.: Authorize  the Company and its                              ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties or Independent election candidates
up to GBP 0.02m,to political org. other than
political parties up to GBP 0.02m  and incur EU
political expenditure up to GBP

PROPOSAL #11.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights  up
 to a nominal amount of EUR 28,606,903 in connection
with an offer by way of a rights issue otherwise up
to EUR 28,606,903

PROPOSAL #S.12: Grant authority to issue of equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to a  nominal amount of EUR 4,291,464

PROPOSAL #S.13: Amend the period of notice for                             ISSUER          YES          FOR               FOR
general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THYSSENKRUPP AG, DUISBURG/ESSEN
  TICKER:                N/A             CUSIP:     D8398Q119
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board, the group
financial statements and group annual report as well
as the report by the Board of Managing Directors
pursuant to Sections 289[4] and 315[4] of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 668,835,757.20 as
follows: Payment of a dividend of EUR 1.30 per no-par
 share EUR 66,320,217.60 shall be carried forward Ex-
dividend and payable date: 26 JAN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2008/2009 FY and for the interim report: KPMG AG,
Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES        AGAINST           AGAINST
 own shares: a) the Company shall be authorized to
acquire own shares of up to 10% of the Company's
share capital, the authorization is not valid for
trading in own shares; b) the authorization may be
exercised once or several times, for one or more
purposes, by the Company or by a third party at the
Company's expenses, on or before 22 JUL 2010 , the
authorization to acquire own shares adopted by the
general meeting on 18 JAN 2008 shall be revoked when
the new authorization comes into effect; c) the
shares may be acquired through the stock exchange at
a price not deviating more than 5% from t he market
price, by way of a public repurchase offer at a price
 not deviating more than 10%, from the market price,
or through the acquisition of equity derivatives [put
 and/or call options] whose terms must end on 22 JUL
2010 at the latest; d) the Board of Managing
Directors shall be authorized to retire the shares,
to dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, to use the shares in connection
with mergers and acquisitions against payment in kind
 or for satisfying conversion or option rights, in
these cases, shareholders subscription rights may be

PROPOSAL #7.: Renewal of the authorization to grant                        ISSUER          YES          FOR               FOR
convertible bonds the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to grant bearer bonds of up to EUR
 2,000,000,000, with a term of up to 20 years,
conferring conversion rights for up to 50,000,000
bearer shares, on or before 22 JAN 2014, shareholders
 shall be granted subscription rights except for
residual amounts, for the guarantee of existing
conversion rights, or for the issue of convertible
bonds of up to 10% of the Company's share capital
against payment in cash if the price of the bonds is
not materially below their market price

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIDEWATER INC.
  TICKER:                TDW             CUSIP:     886423102
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: M. JAY ALLISON                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES C. DAY                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD T. DU MOULIN                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: J. WAYNE LEONARD                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD A. PATTAROZZI                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NICHOLAS SUTTON                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CINDY B. TAYLOR                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DEAN E. TAYLOR                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK E. THOMPSON                                     ISSUER          YES          FOR               FOR

PROPOSAL #02: APPROVAL OF THE TERMS OF THE EXECUTIVE                       ISSUER          YES          FOR               FOR
OFFICER ANNUAL INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIETOENATOR CORP
  TICKER:                N/A             CUSIP:     X90409115
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to Scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,                         ISSUER          NO           N/A               N/A
the report of the Board of Directors and the
Auditor's report for the year 2008 - Review by the CEO

PROPOSAL #7.: Adoption of the annual accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the balance sheet and the payment of
dividend The Board of Directors proposes to the
Annual General Meeting that a dividend of EUR 0.50
per share be paid to shareholders who on the record
date f the dividend payment 31 March 2009 are
recorded in the shareholders register held by
Euroclear Finland Ltd or the register of Euroclear
Sweden AB. The dividend shall be paid on 15 April 2009

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Chief
Executive Officer from liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors: the remuneration
and Nomination Committee of the Board of Directors to
 the AGM that the remuneration to the Members of the
Board of Directors be unchanged as follows: monthly
fee for ordinary Members EUR 2500, to the Vice
Chairman EUR 3800 and to the Chairman EUR 5700. The
same fee as to Board Vice Chairman will be paid to
the Chairman of Board Committee unless the same
individual is also the Chairman or Vice Chairman of
the Board. In addition to these fees, it is proposed
that the member of the Board of Directors be paid a
remuneration of EUR 800 for each Board meeting and
for each permanent or temporary committee meeting. It
 is the company policy not to pay remuneration to
Board Members who are also employees of the Tieto

PROPOSAL #11.: Resolution on the number of Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors: The Remuneration and
Nomination Committees of the Board of Directors of
proposes to the AGM that the number of Board Members
be 7.

PROPOSAL #12.: Election of Members of the Board of                         ISSUER          YES          FOR               FOR
Directors: The Remuneration and Nomination Committee
of the Board of Directors proposes to the AGM that
the current Board Members Messrs. Bruno Bonati,
Mariana Burenstam Linder, Risto Perttunen, Olli
Riikala and Anders Ullberg be re-elected for the term
 of the office ending at the end of the next AGM. The
 Committee also proposes that Messrs. Kimmo Alkio and
 Markku Pohjola shall be elected new Board Members
for the same term of office. Mr. Kimmo Alkio [born
1963] is the President and CEO of F-Secure
Corporation, a computer security provider and
headquarted in Finland. Besides his 20 years working
in the IT, software and telecommunication industries
he holds a BBA degree from Texas A&M University and
Executive MBA degree from Helsinki University of
Technology. Mr. Markku Pohjola (born 1948), B.Sc.
[Econ] retired as the deputy Group CEO of Nordea Bank
 AB (publ) in 2008 and he holds an extensive working
experience in bank industry. Currently he is Board
Member of Varma Mutual Pension Insurance Company, The
 Central Chamber of Commerce, Foundation for Economic
 Education, Confederation of Finnish Industries EK
and Jorgen Hoeg Pedersens stiftelse.

PROPOSAL #13.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
Auditor: the Audit and Risk Committee of the Board of
 Directors proposes that to the Auditor to be elected
 be paid remuneration according to the Auditor's
invoice and in compliance with the purchase
principles approved by the Committee.

PROPOSAL #14.: Election of Auditor: The Audit and                          ISSUER          YES          FOR               FOR
Risk Committee of the Board of Directors proposes to
the AGM that Authorized Public Accountants
PricewaterhouseCoopers Oy be re-elected as the
Auditor of the Company

PROPOSAL #15.: Amendment of the Company's Articles of                      ISSUER          YES          FOR               FOR
 Association: the Board of Directors proposes to the
AGM that Sections 1 and 10 of the Articles of
Association of the Company be amended as follows:
Section 1 - Company name and domicile: the Company
name in Finnish is Tieto Oyj, in Swedish Tieto Abp
and in English Tieto Corporation. the Company
domicile is Helsinki. Section 10 - Venue of the
General Meeting: a General Meeting may, according to
the decision of the Board of Directors, be held in

PROPOSAL #16.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
decide on the repurchase of the Company's own shares:
 the Board of Directors proposes to the AGM that the
Board of Directors be authorized to decide on the
repurchase of the Company's own shares as follows:
the amount of own shares to be repurchased shall not
exceed 7,200,000 shares, which currently corresponds
to approximately 10% of all of the shares in the
Company. Only the unrestricted equity of the Company
can be used to repurchase own shares on the basis of
the authorization. Own shares can be repurchased at a
 price formed in public trading on the date of the
repurchase or otherwise at a price formed on the
market. The Board of Directors decides how own shares
 will be repurchased. Own shares can be repurchased
using, inter alia, derivatives. Own shares can be
repurchased otherwise than in proportion to the
shareholdings of the shareholders [directed
repurchase]. The authorization cancels previous
unused authorizations by the general meeting to
decide on the repurchase of the Company's own shares.
 The authorization is effective until the next AGM,
however, no later than until 26 SEP 2010.

PROPOSAL #17.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
decide on the issuance of shares as well as the
issuance of options and other special rights
entitling to shares: the Board of Directors proposes
to the AGM that the Board of Directors be authorized
to decide on the issuance of shares as well as the
issuance of options and other special rights
entitling to shares referred to in chapter 10 Section
 1 of the Company's Act as follows: the amount of
shares to be issued shall not exceed 14,500,000
shares, which currently corresponds to approximately
20% of all of the shares in the Company. However, out
 of above maximum amount of shares to be issued no
more than 620,000 shares, currently corresponding to
approximately 1% of all of the shares in the Company,
 may be issued as part of Company's share-based
incentive plans. The Board of Directors decides on
all the conditions of the issuance of shares and of
special rights entitling to shares. The authorization
 concerns both the issuance of new shares as well as
the transfer of treasury shares. The issuance of
shares and of special rights entitling to shares may
be carried out in deviation from the shareholders'
pre-emptive rights [directed issue]. The
authorization cancels previous unused authorizations
to decide on the issuance of shares as well as the
issuance of options and other special rights
entitling to shares. The authorization is effective

PROPOSAL #18.: Issuance of option rights: the Board                        ISSUER          YES        AGAINST           AGAINST
of Directors proposes to the AGM that Stock Options
be issued to the key personnel of the Tieto Group on
the terms and conditions of the Tieto Stock Options
2009. The stock options shall, in deviation from the
shareholders' pre-emptive rights, be offered to the
key personnel of the Tieto Group. There is a weighty
financial reason for the Company to issue the
options, since the stock options are intended to form
 a part of the incentive and commitment program of
the key personnel. The purpose of the stock options
is to encourage the key personnel to work on a long-
term basis to increase shareholder value and also to
commit the key personnel to the Company. The maximum
total number of Stock Options shall be 1,800,000,
which entitle to subscribe for or acquire a total
maximum of 1,800,000 Company shares. Each stock
option entitles to subscribe for or acquire 1 share.
Of the Stock Options, maximum of 600,000 shall be
marked with the symbol 2009 A 1-3, maximum of 600,000
 shall be marked with the symbol 2009 B 1-3 and
maximum of 600,000 shall be marked with the symbol
2009 C 1-3. The stock options shall be issued free of
 charge. The share subscription price for stock
options shall be determined based on the trade volume
 weighted average quotation of the Company's share in
 continuous trading, rounded off to the nearest cent,
 on NASDAQ OMX Helsinki. For stock options 2009 A 1-3
 the subscription price shall be determined during
the two month period following the announcement day
of the financial statements for the year 2008, for
Stock Options 2009 B 1-3 during the 2 month period
following the announcement day of the financial
statements for the year 2009 and for stock options
2009 C 1-3 during the 2 month period following the
announcement day of the financial statements for the
year 2010. From the share subscription price shall,
as per the relevant record date, be deducted the
amount of the dividend or distribution of funds from
the distributable equity fund decided after the
beginning of the period for determination of the
subscription price but before share subscription. The
 share subscription price will be entered into the
fund of invested non-restricted equity. The share
subscription period for stock options 2009 A 1-3 vary
 from 01 MAR 2010 to 31 MAR 2014, for Stock Options
2009 B 1-3 from 01 March 2011 to 31 March 2015 and
for Stock Options 2009 C 1-3 from 01 MAR 2012 to 31

PROPOSAL #19.: Donations for philanthropic or                              ISSUER          YES          FOR               FOR
corresponding purposes: the Board of Directors
proposes to the AGM to donate a maximum amount of EUR
 200,000 for philanthropic or corresponding purposes
in 2009 and to authorize the Board of Directors to
determine the purposes and donees in detail.

PROPOSAL #20.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIME WARNER CABLE INC
  TICKER:                TWC             CUSIP:     88732J207
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CAROLE BLACK                           ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GLENN A. BRITT                         ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS H. CASTRO                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID C. CHANG                         ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES E.                               ISSUER          YES          FOR               FOR
COPELAND, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: PETER R. HAJE                          ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DONNA A. JAMES                         ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DON LOGAN                              ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: N.J. NICHOLAS, JR.                     ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WAYNE H. PACE                          ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: EDWARD D. SHIRLEY                      ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN E. SUNUNU                         ISSUER          YES          FOR               FOR

PROPOSAL #2: RATIFICATION OF AUDITORS                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIME WARNER INC.
  TICKER:                TWX             CUSIP:     887317105
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: COMPANY PROPOSAL TO (A) AUTHORIZE THE                        ISSUER          YES          FOR               FOR
BOARD TO EFFECT PRIOR TO 12/31/09, A REVERSE STOCK
SPLIT OF THE OUTSTANDING AND TREASURY COMMON STOCK OF
 TIME WARNER, AT A REVERSE STOCK SPLIT RATIO OF
EITHER 1-FOR-2 OR 1-FOR-3, AND (B) APPROVE AMENDMENT
TO THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION IN THE RELEVANT FORM ATTACHED TO THE
PROXY STATEMENT TO EFFECT THE REVERSE STOCK SPLIT AND
 TO REDUCE PROPORTIONATELY THE TOTAL NUMBER OF SHARES
 THAT TIME WARNER IS AUTHORIZED TO ISSUE, SUBJECT TO
THE BOARD'S AUTHORITY TO ABANDON SUCH AMENDMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIME WARNER INC.
  TICKER:                TWX             CUSIP:     887317303
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HERBERT M.                             ISSUER          YES          FOR               FOR
ALLISON, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES L. BARKSDALE                     ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JEFFREY L. BEWKES                      ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN F.                             ISSUER          YES          FOR               FOR
BOLLENBACH

PROPOSAL #1E: ELECTION OF DIRECTOR: FRANK J. CAUFIELD                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT C. CLARK                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MATHIAS DOPFNER                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JESSICA P. EINHORN                     ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MICHAEL A. MILES                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: KENNETH J. NOVACK                      ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DEBORAH C. WRIGHT                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                               ISSUER          YES          FOR               FOR
INDEPENDENT AUDITORS.

PROPOSAL #03: COMPANY PROPOSAL TO APPROVE THE TIME                         ISSUER          YES          FOR               FOR
WARNER INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE
OFFICERS.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING SPECIAL                     SHAREHOLDER       YES        AGAINST             FOR
STOCKHOLDER MEETINGS.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING ADVISORY                    SHAREHOLDER       YES        AGAINST             FOR
 RESOLUTION TO RATIFY COMPENSATION OF NAMED EXECUTIVE
 OFFICERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOHOKU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J85108108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Shareholders' Proposal : Amend Articles                      ISSUER          YES          FOR             AGAINST
 to Require Disclosure of Corporate Officer

PROPOSAL #6.: Shareholders' Proposal : Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Abandon Pluthermal Plan at the Onagawa Nuclear
Power Station (Unit.3)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO ELECTRON LIMITED
  TICKER:                N/A             CUSIP:     J86957115
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO GAS CO.,LTD.
  TICKER:                N/A             CUSIP:     J87000105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO OHKA KOGYO CO.,LTD.
  TICKER:                N/A             CUSIP:     J87430104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines,  Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Continuation of Guidelines on Response                       ISSUER          YES        AGAINST           AGAINST
to Large-Scale Purchase of the Company's Shares etc.
(Takeover Defensive Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOPPAN FORMS CO.,LTD.
  TICKER:                N/A             CUSIP:     J8931G101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3: Appoint a Director                                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOPPAN PRINTING CO.,LTD.
  TICKER:                N/A             CUSIP:     J89322119
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines,  Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations,   Allow Board to Make Rules
Governing Exercise of Shareholders' Rights,  Adopt
Reduction of Liability System for Outside Auditors

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.26: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.27: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.28: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TORCHMARK CORPORATION
  TICKER:                TMK             CUSIP:     891027104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID L. BOREN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: M. JANE BUCHAN                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT W. INGRAM                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PAUL J. ZUCCONI                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF AUDITORS                                     ISSUER          YES          FOR               FOR

PROPOSAL #03: AMENDMENT OF BY-LAWS TO PROVIDE FOR                          ISSUER          YES          FOR               FOR
MAJORITY VOTING FOR DIRECTORS AND ADVANCE NOTICE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TORONTO DOMINION BK ONT
  TICKER:                N/A             CUSIP:     891160509
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. William E. Bennett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Mr. Hugh J. Bolton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. John L. Bragg as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. W. Edmund Clark as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Wendy K. Dobson as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Donna M. Hayes as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. Henry H. Ketcham as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.8: Elect Mr. Pierre H. Lessard as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. Brian M. Levitt as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.10: Elect Mr. Harold H. Mackay as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Mr. Irene R. Miller as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #1.12: Elect Mr. Nadir H. Mohamed as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.13: Elect Mr. Roger Phillips as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.14: Elect Mr. Wilbur J. Prezzano as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.15: Elect Mr. William J. Ryan as a                             ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.16: Elect Mr. Helen K. Sinclair as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.17: Elect Mr. John M. Thompson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Appoint the Auditor as specified                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve the Toronto-Dominion
Bank urge the Board of Directors to adopt a policy
that the Toronto-Dominion Bank's shareholders be
given the opportunity at each annual meeting of
shareholders to vote on an advisory resolution, to be
 proposed by the Toronto-Dominion Bank's Management,
to ratify the report of the Management Resources
Committee set forth in the proxy statement, and
ensure that shareholder understand that the vote is
non-binding and would not affect any compensation
paid or awarded to any Named Executive Officer

PROPOSAL #4.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve to undertake a
comprehensive review of executive compensation to
ensure that incentives do not encourage extreme
risks, and that bonuses are paid out only when long-
term performance has been proven to be sound and
sustainable, this review should lead to new policies
to place before the shareholders for approval in one
year's time

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve to undertake a
comprehensive review with respect to short-selling,
if warranted, the Board shall bring forward a policy
for consideration by the shareholders, and, if
necessary, for submission to the legislators and

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve to review the policies
on the Director recruitment, especially with regard
to the number of current and former Chief Executive
Officers of other Corporations who are nominated

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Adopt the governance rule
limiting the number of Boards on which any of its
Directors may sit to 4

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Adopt the governance rule
whereby senior executive compensation policy be the
subject of an advisory vote by shareholders

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Adopt a policy that requires
that 50% of the new applicants proposed as Members of
 the Board be women until gender parity is reached

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOSHIBA CORPORATION
  TICKER:                N/A             CUSIP:     J89752117
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Renewal of the defensive measures                            ISSUER          YES        AGAINST           AGAINST
(measures against the unsolicited acquisition)

PROPOSAL #4.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 information concerning the facts in relation to
illegal activities, etc.

PROPOSAL #5.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding exercise of
voting rights in the general meeting of shareholders

PROPOSAL #6.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the sanction imposed on the officers (directors and
executive officers)

PROPOSAL #7.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the facts of improper billing and unfair receipt of
the research labor expenses for the research
commissioned by the New Energy and Industrial
Technology Development Organization (NEDO)

PROPOSAL #8.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each director and
executive officer of the Company

PROPOSAL #9.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each counselor, advisor
and shayu (company friend/sympathizer) of the Company

PROPOSAL #10.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding disclosure
of information concerning employees who entered the
Company from the ministry or agency of government or
other public organizations

PROPOSAL #11.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
establishment of a new committee for the purpose of
discovering the details of and preventing illegal
and/or improper activities

PROPOSAL #12.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
semiconductor business of the Company

PROPOSAL #13.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding conditions
of employment for temporary employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL PRODUCE PLC, CO LOUTH
  TICKER:                N/A             CUSIP:     G8983Q109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the statements of                        ISSUER          YES          FOR               FOR
account for the YE 31 DEC 2008 and the reports of the
 Directors and the Auditor thereon

PROPOSAL #2.: Approve the Interim dividends and                            ISSUER          YES          FOR               FOR
declare a final dividend of 1.15 cent per share on
the ordinary shares for the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. C.P. McCann as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association and/or Combined Code on Corporate
Governance

PROPOSAL #3.b: Re-elect Mr. J.J. Kenndey as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association and/or Combined Code on Corporate
Governance

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditor for the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [within the meaning of Section 20
 of the Companies [Amendment] Act, 1983] up to an
aggregate nominal amount of EUR 1,161,226
[116,122,621 shares, representing 33% of the nominal
value of the issued share capital]; [Authority
expires the earlier of the conclusion of the AGM of
the Company next year or 28 AUG 2010]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.6: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Article 8(d) of the Articles of Association and
Section 24 of the Companies [Amendment] Act, 1983, to
 allot equity securities [as specified by Section 23
of the Act] for cash pursuant to the authority to
allot relevant securities conferred on the Directors
by Resolutions 5 above in the notice of this meeting
as if sub-Section(1) of the said Section 23 did not
apply to any such allotment provided that this power
shall be limited to the matters provided for in
Article 8(d)(i) and (ii) of the Articles of
Association and provided further that the aggregate
nominal value of any shares which may be allotted
pursuant to Article 8(d)(ii) may not exceed EUR
351,887 [35,188,673 shares] representing 10% of the
nominal value of the issued share capital

PROPOSAL #S.7: Authorize the Company and/or any                            ISSUER          YES          FOR               FOR
subsidiary [an specified by Section 155 of the
Companies Act, 1963] of the Company, to make market
purchases [as specified by Section 212 of the
Companies Act, 1990] of shares of any class in the
Company [shares] on such terms and conditions and in
such manner an the Directors may determine from time
to time but subject to the provisions of the
Companies Act, 1990 and to the following
restrictions, and provisions: a) the maximum number
of ordinary shares [as specified in the Articles of
Association of the Company] authorized to be acquired
 pursuant to this resolution shall not exceed
35,188,673 [representing 10% of the issued share
capital]; b) the minimum price which may be paid for
any share shall be an amount equal to 105of the
nominal value thereof; c) the maximum price which may
 be paid for any share [a relevant share] shall be an
 amount equal to 105% of the average of the 5 amounts
 resulting from determining in this resolution in
relation to the shares of the same class as the
relevant share shall be appropriate for each of the 5
 business days immediately preceding the day on which
 the relevant share is purchased, as determined from
the information published in the Irish Stock Exchange
 Daily List reporting the business done on each of
these 5 business days: i) if there shall be more than
 one dealing reported for the day, the average of the
 prices at which such dealings took place; or ii)if
there shall be only one dealing reported for the day,
 the price at which such dealing took place; or iii)
if there shell not be any dealing reported for the
day, the average of the high and low market guide
prices for that day; and if there shall be only a
high [but not a low] or a low [but not a high] market
 guide price reported, or if there shall not be any
market guide price reported, for any particular day
then that day shall not count as one of the said 5
business days for the purposes of determining the
maximum price, if the means of providing the
foregoing information as to dealings and prices by
reference to which the maximum price is to be
determined is altered or is replaced by some other
means, then a maximum price shall be determined on
the basis of the equivalent information published by
the relevant authority in relation to dealings on the
 Irish Stock Exchange or its equivalent; [Authority
expires the earlier of the conclusion of the AGM of
the Company or 28 AUG 2010]; and the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.8: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 7, for the purpose of Section 209 of the
Companies Act 1990, to reissue price range at which
any treasury shares [as specified by the said Section
 209] for the time being held by the Company may be
reissued off-market shall be as follows: i) the
maximum price at which a treasury share may be
reissued off-market shall [be an amount equal to 120%
 of the appropriate price; and ii) the minimum price
at which a treasury share may be reissued off-market
shall be the nominal value of the share where such a
share is required to satisfy an obligation under an
Employee Share Scheme [as specified in the Companies
[Amendment] Act 1983] operated by the Company or, in
all other cases, an amount equal to 95% of the
appropriate price; and [Authority expire the earlier
of the next AGM of the Company or 28 AUG 2010]

PROPOSAL #S.9: Approve with effect from the                                ISSUER          YES          FOR               FOR
implementation met Irish Law of Directive 2007/36/EC
of the European Parliament and of the Council of 11
JUL 2007 on the exercise of certain rights of
shareholders and listed Companies, the provision in
Article 55(a) allowing for the convening of an EGM by
 at least 14 clear days' notice

PROPOSAL #S.10: Amend Articles 1(b), 72(a), 73 to 76                       ISSUER          YES          FOR               FOR
of the Articles of Association of the Company as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL SA, COURBEVOIE
  TICKER:                N/A             CUSIP:     F92124100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.28 per share

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
presenting ongoing related party transactions

PROPOSAL #O.5: Approve transaction with Mr. Thierry                        ISSUER          YES          FOR               FOR
Desmarest

PROPOSAL #O.6: Approve transaction with Mr.                                ISSUER          YES        AGAINST           AGAINST
Christophe De Margerie

PROPOSAL #O.7: Authorize to repurchase of up to 10%                        ISSUER          YES          FOR               FOR
of issued share capital

PROPOSAL #O.8: Re-elect Ms. Anne Lauvergeon as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.9: Re-elect Mr. Daniel Bouton as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.10: Re-elect Mr. Bertrand Collomb as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Re-elect Mr. Christophe De Margerie                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.12: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.13: Elect Mr. Patrick Artus as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #E.14: Amend the Article 12 of the Bylaws                         ISSUER          YES          FOR               FOR
regarding age limit for the Chairman

PROPOSAL #A.: Approve the statutory modification to                        ISSUER          YES        AGAINST           AGAINST
advertise individual allocations of stock options and
 free shares as provided by law

PROPOSAL #B.: Approve the statutory modification                           ISSUER          YES        AGAINST           AGAINST
relating to a new procedure for appointing the
employee shareholder in order to enhance its
representativeness and independence

PROPOSAL #C.: Grant authority to freely allocate the                       ISSUER          YES        AGAINST           AGAINST
Company's shares to all the employees of the group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYO SEIKAN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J92289107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Policy regarding Large-scale                          ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares, and Allow Board to
Authorize Use of Free Share Purchase Warrants as
Anti-Takeover Defense Measure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J92676113
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve Partial Amendment of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation: Allow Use Electronic
Systems for Public Notifications, Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.26: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.27: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.28: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.29: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Issuance of Stock Acquisition                        ISSUER          YES          FOR               FOR
Rights for the Purpose of Granting Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA TSUSHO CORPORATION
  TICKER:                N/A             CUSIP:     J92719111
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plan, and Stock Options

PROPOSAL #7: Approve Purchase of Own Shares                                ISSUER          YES          FOR               FOR

PROPOSAL #8: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TSINGTAO BREWERY LTD
  TICKER:                N/A             CUSIP:     Y8997D102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors of the Company

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee of the Company

PROPOSAL #3.: Approve the 2008 financial statements                        ISSUER          YES          FOR               FOR
[audited] of the Company

PROPOSAL #4.: Approve to determine the 2008 Profit                         ISSUER          YES          FOR               FOR
Distribution Proposal [including dividend

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers Zhong                      ISSUER          YES          FOR               FOR
 Tian Certified Public Accountants Limited Company as
 the Company's Domestic Auditors and
PricewaterhouseCoopers, Hong Kong as it's
International Auditors for the year of 2009, and
authorize the Board of Directors to fix their
remuneration

PROPOSAL #6.: Approve to publish or provide Corporate                      ISSUER          YES          FOR               FOR
 communications to the holders of H Shares of the
Company's website under the prerequisite that the
Laws, regulations and listing rules of the places of
listing of the Company will not be contravened

PROPOSAL #7.: Approve the remuneration proposal for                        ISSUER          YES          FOR               FOR
the Executive Directors of the sixth Board of

PROPOSAL #8.: Approve and ratify the Distribution                          ISSUER          YES          FOR               FOR
Agreement dated 22 APR 2009 [the Distribution
Agreement] entered into between the Company and
[Yantai Beer Tsingtao Asahi Company Limited] [Yantai
Beer] in relation to the grant of the sole
distribution rights to the Company for distribution
of all products produced by Yantai Beer and the
transactions contemplated thereunder, the proposed
annual caps in respect of the transactions
contemplated under the Distribution Agreement for
each of the 3 FYE 31 DEC 2011; and authorize Mr. Sun
Mingbo, an Executive Director of the Company, to
sign, seal, execute all such other documents and
agreements and do all such acts or things as he may
in his absolute discretion consider to be necessary,
desirable, appropriate or expedient to implement or
give effect to the Distribution Agreement, the annual
 caps and the transaction contemplated thereunder
including agreeing and making any modifications,
amendments, waivers, variations or extensions of the
Distribution Agreement, the annual caps and the
transactions contemplated thereunder

PROPOSAL #S.9: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Tsingtao Brewery Company Limited [Amendments to
the Articles of Association], and authorize the Board
 of Directors of the Company at the AGM to make
appropriate amendments to the wordings and do such
other things as necessary in respect of the
amendments to the Articles of Association pursuant to
 the requests of the relevant regulatory authorities
and the requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited in the course of filing the Articles of
Association with such regulatory authorities after
the passing of the Amendments to the Articles of
Association at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUI TRAVEL PLC
  TICKER:                N/A             CUSIP:     G9127H104
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors and Auditors for the YE 30 SEP 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir Michael Hodgkinson                              ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Bill Dalton                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Jeremy Hicks                                    ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Paul Bowtell                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Christopher Mueller                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. William Waggott                                 ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint KPMG Audit PLC as the                            ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #11.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate  nominal amount of GBP

PROPOSAL #S.12: Grant authority for Issue of Equity                        ISSUER          YES          FOR               FOR
or Equity-Linked securities without pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.13: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
111,801,067 shares

PROPOSAL #S.14: Approve a 14-day notice period for                         ISSUER          YES          FOR               FOR
EGMs

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK HAVA YOLLARI A O
  TICKER:                N/A             CUSIP:     M8926R100
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening statement and appoint the Board                      ISSUER          NO           N/A               N/A
 of Assembly

PROPOSAL #2.: Authorize the Board of Assembly to sign                      ISSUER          NO           N/A               N/A
 the minutes of meeting

PROPOSAL #3.: Reading                                                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the voting for the acceptance                        ISSUER          NO           N/A               N/A
of revised Article 6 of Articles of Associations and
including provisional Article 3 which has been
revised according to the approval of CMB and the
Republic of Turkey, Ministry of Industry and Trade

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK HAVA YOLLARI A O
  TICKER:                N/A             CUSIP:     M8926R100
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the Board of Directors, the Auditors and the
Independent Auditors report

PROPOSAL #4.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements for year 2008

PROPOSAL #5.: Approve to absolve the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #6.: Approve the profit distribution                              ISSUER          NO           N/A               N/A
proposal of the Board of Directors

PROPOSAL #7.: Approve the Independent Auditing Firm                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve to inform to the shareholders                        ISSUER          NO           N/A               N/A
about the donations

PROPOSAL #9.: Approve to determine 2 Members for                           ISSUER          NO           N/A               N/A
Board Committee and Audit Committee by the Group A
shareholders

PROPOSAL #10.: Elect the Board Members                                     ISSUER          NO           N/A               N/A

PROPOSAL #11.: Elect the Auditors                                          ISSUER          NO           N/A               N/A

PROPOSAL #12.: Approve to determine the monthly gross                      ISSUER          NO           N/A               N/A
 salaries of the Board of Directors and the Auditors

PROPOSAL #13.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE PETROL RAFINERILERI A  S
  TICKER:                N/A             CUSIP:     M8966X108
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presiding                              ISSUER          NO           N/A               N/A
Committee of the general assembly meeting AGM

PROPOSAL #2.: Approve, the reading and deliberations                       ISSUER          NO           N/A               N/A
on the Board of Directors report, Auditors report and
 the Independent Audit report of the Independent
External Audit Company Basaran Nas Bagimsiz Denetim
Ve Ser Best Muhasebeci Mali Musavirlik A.S a Member
of PricewaterhouseCoopers, on the activities and
accounts of the year 2008; the Board of Directors
proposal about the balance sheet and the income
statement of the year 2008; after modification or
rejection of the dividend distribution

PROPOSAL #3.: Approve the changes in the Membership                        ISSUER          NO           N/A               N/A
of the Board of Directors in the year 2008, in
accordance with Turkish Commercial Law, Article 315

PROPOSAL #4.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Board of Directors and the Auditors in
 respect of the duties performed during the year 2008

PROPOSAL #5.: Approve the replacement or re-elect the                      ISSUER          NO           N/A               N/A
 Board of Directors Members whose term of office has
expired

PROPOSAL #6.: Approve the replacement or re-elect the                      ISSUER          NO           N/A               N/A
 Auditors whose term of office has expired

PROPOSAL #7.: Approve the determination of the                             ISSUER          NO           N/A               N/A
monthly gross compensation of the Chairman, Members
of the Board and the Auditors

PROPOSAL #8.: Approve, the modification or refuse the                      ISSUER          NO           N/A               N/A
 year 2008 profit distribution and dividend date
proposal of the Board of Directors

PROPOSAL #9.: Approve to inform our shareholders                           ISSUER          NO           N/A               N/A
about the Company dividend policy in accordance with
the principles of Corporate Governance

PROPOSAL #10.: Authorize the Board of Directors,                           ISSUER          NO           N/A               N/A
within the frame of the Article 38 of the Articles of
 Association, about the advance payment of the
dividend distribution, the capital market Law
Article15 and regarding of the relevant regulation

PROPOSAL #11.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information to the general assembly about the
donations and the support provided by our Company to
foundations and associations in 2008 with the purpose
 of social responsibility

PROPOSAL #12.: Approve, the Independent Audit Firm                         ISSUER          NO           N/A               N/A
selected by the Board of Directors for the Auditing
of our Company's activities and accounts in the year
2009, on proposal of the Auditing Committee, in
accordance with the regulations concerning
Independent Auditing in the capital market

PROPOSAL #13.: Approve within the frame of the                             ISSUER          NO           N/A               N/A
Capital Markets Board, Communique IV, No 41, to
inform about transactions with the related parties

PROPOSAL #14.: Approve, having the required                                ISSUER          NO           N/A               N/A
permission from the Ministry of Industry and trade,
the changes of the text which is related to the
Articles 10 and 26, in the Articles of Association

PROPOSAL #15.: Authorize the Board of Members, in                          ISSUER          NO           N/A               N/A
accordance with the Commercial Law Article 334 and
335, to perform business activities within the fields
 of activity of the Company by himself or on the
behalf of others and to be a partner in any Company
performing similar activities and to make other
transactions

PROPOSAL #16.: Authorize the Presiding Committee to                        ISSUER          NO           N/A               N/A
sign the meeting minutes of the general assembly

PROPOSAL #17.: Requests                                                    ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TYSON FOODS, INC.
  TICKER:                TSN             CUSIP:     902494103
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DON TYSON                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN TYSON                                           ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD L. BOND                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LLOYD V. HACKLEY                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JIM KEVER                                            ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: KEVIN M. MCNAMARA                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BRAD T. SAUER                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JO ANN R. SMITH                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BARBARA A. TYSON                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALBERT C. ZAPANTA                                    ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                           ISSUER          YES          FOR               FOR
YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER 3, 2009.

PROPOSAL #03: TO CONSIDER AND ACT UPON SHAREHOLDER                       SHAREHOLDER       YES        ABSTAIN           AGAINST
PROPOSAL 1 REGARDING DISCLOSURE OF GREENHOUSE
EMISSIONS.

PROPOSAL #04: TO CONSIDER AND ACT UPON SHAREHOLDER                       SHAREHOLDER       YES        ABSTAIN           AGAINST
PROPOSAL 2 REGARDING USE OF GESTATION CRATES.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBISOFT ENTERTAINMENT, MONTREUIL
  TICKER:                N/A             CUSIP:     F9396N106
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the Company's
financial statements for the YE on 31 MAR 2008; as
presented earnings for the FY EUR 75,212,163
accordingly, grant permanent discharge to the
Directors for the performance of their duties during
the said FY

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
FY be appropriated as follows: earnings for the FY:
EUR 75,212,163.38 legal reserves EUR 12,823.40, other
 reserves: EUR 75,199,399.98 in accordance with the
regulations in force, the shareholders meeting
recalls that no dividend was paid for the previous 3

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the consolidated
financial statements for the said FY

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.40
of the French Commercial Code and approve the
Agreements, referred to therein

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions specified: maximum purchase
 price: EUR 120.00, maximum number of shares to be
acquired: 10% of the share capital, maximum funds
invested in the share buybacks: EUR 555,578,304.00;
[Authority expires at the end of 18-month period];
the shareholders meeting delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities this
authorization supersedes the fraction unused of the
authorization granted by the shareholders by the
meeting 04 JUL 2007

PROPOSAL #O.6: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #E.7: Grant authority to the Board of                             ISSUER          YES          FOR               FOR
Directors to reduce the share capital on one or more
occasions and its sole discretion, by canceling all
or part of the shares held by the Company in
connection with a stock repurchase plan up to a
maximum of 10% of the share capital over a 24 month
period, [Authority expires at the end of 18-month
period] the shareholders meeting delegates all powers
 to the Board of Directors to take all necessary
measures and accomplish all necessary formalities,
the share holders meeting delegates to the Board of
Directors all powers to charge the share issuance
costs against the related premiums this authorization
 supersedes the fraction unused of the authorization
granted by the shareholders by the meeting 04 JUL 2007

PROPOSAL #E.8: Authorize the Board of Directors the                        ISSUER          YES          FOR               FOR
necessary powers to increase the capital, on 1 or
more occasions in France or abroad, by a maximum
nominal amount of EUR 2,000,000.00 by issuance, with
preferred subscription rights maintained, of shares
and or account securities this amount shall count
against the overall value of EUR 4,000,000.00 set
forth in resolution number 16 the maximum nominal
amount of debt securities which may be issued shall
not exceed EUR 400,000,000.00 this amount is common
to issued under the delegation of present
shareholders meeting [Authority expires at the end of
 26 month period]; this delegation of powers
supersedes any and all earlier delegation to the same
 effect the shareholders meeting delegates all powers
 to the Board of Directors to take all necessary
measures and accomplish all necessary formalities,
the shareholders' meeting delegates to the Board of
Directors, all powers to charge the share issuance
costs against the related premiums

PROPOSAL #E.9: Authorize the Board of Directors the                        ISSUER          YES        AGAINST           AGAINST
necessary powers to increase the capital, on 1 or
more occasions in France or abroad, by a maximum
nominal amount of EUR 2,000,000.00 by issuance, with
preferred subscription rights maintained, of shares
and or securities the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
400,000,000.00 this amount is common to all
securities which may be issued under the delegation
of present shareholders meeting [Authority expires at
 the end of 26 month period]; this delegation of
powers supersedes any and all earlier delegation to
the same effect the shareholders meeting delegates
all powers to the Board of Directors to take all
necessary measures and accomplish all necessary
formalities, the shareholders' meeting delegates to
the Board of Directors, all powers to charge the
share issuance costs against the related premiums

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions at
 its sole discretion, in favor of employees and
corporate officers of the Company and related
Companies who are Members of a Company Savings Plan;
[Authority expires at the end of 26-month period] and
 for a nominal amount that shall not exceed 0.2% of
the share capital; this amount shall count against
the overall value set forth in resolution number 16
the shareholders meeting decides to cancel the
shareholders preferential subscription rights the
shareholders meeting Delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities, the
shareholders' meeting delegates to the Board of
Directors all powers to charge the share issuance
costs against the related premiums and deduct from
the premiums the amounts necessary to raise the legal
 reserves to one tenth of the new capital after each
increase, this delegation powers supersedes any and
all earlier Delegations to the same effect

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
proceed in 1 or more issue, with the issuance of
warrants giving right to subscribe to shares the
amount of shares which may be subscribed or purchased
 by the beneficiaries of warrants shall not exceed
3.4 % of the share capital party contact narrative
the nominal amount of the share capital increase to
be carried out under this delegation shall count
against the overall value set forth in resolution
number 16 the shareholders meeting resolves to waive
the preferential subscription rights of the share
holders to the warrants giving right to subscribe to
shares the shareholders meeting delegates all powers
to the Board of Directors to take all necessary
measures and accomplish all necessary formalities to
charge the share issuance costs against the related
premiums and deduct from the premiums the amount
necessary to raise the legal reserves to one tenth of
 the new capital after each increase this
authorization granted to shareholders meeting of 04

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on 1 or more occasions existing or
future shares, in favour of the employees and
corporate officers of the Company and related
Companies they may not represent more than 1% of the
share capital [Authority expires at the end of 38-
month period] and for a nominal amount of share
capital increase to be carried out under this
delegation shall count against the overall value of
EUR 4,000,000.00 set forth in resolution number 16
the share holders meeting decides to cancel the
shareholders preferential subscription rights the
shareholders meeting Delegates all powers to the
Board of Directors all necessary measures and
accomplish all necessary formalities this
authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, in favour of the employees
and corporate officers of the Company [Authority
expires at the end of 18-month period] and for a
nominal amount that shall not exceed 0.4 % of the
share capital this amount shall count against the
overall value of EUR 4,000,000.00 set forth in
resolution number 16 the shareholders meeting decides
 to cancel the shareholders preferential subscription
 rights the shareholders meeting Delegates all powers
 to the Board of Directors all necessary measures and
 accomplish all necessary formalities this delegation
 supersedes any and all earlier delegation to the

PROPOSAL #E.14: Authorize the Board of Directors the                       ISSUER          YES        AGAINST           AGAINST
necessary powers to increase the capital, on 1 or
more occasions in France or abroad, by a maximum
nominal amount of EUR 2,000,000.00 by issuance of
shares and or securities; [Authority expires at the
end of 18 month period]; this amount shall count
against the overall value set forth in resolution
number 16 the shareholder meeting decides to cancel
the shareholders preferentail subscription rights;
the Board of Directors to take all necessary measures
 and accomplish all necessary formalities the
shareholders meetings delegates to the Board of
Directors, all powers to chare the share issuance
costs against the related preminums this supersedes
any and all earlier delegation to the same effect

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, up to 10% of the share
capital, by way of issuing the shares or securities
giving access to the capital, in consideration for
the contributions in kind granted to the Company and
comprised of capital securities or sescurities giving
 access to share capital, this amount shall count
against the overall values set forth in resolution
number 16 [Authority expires at the end of the 26
months] approve to cancel the shareholders'
preferential subscription rights, authorize the Board
 of Directors to take all necessary measures and
acomplish all necessary formalities, this delegation
of powers supersedes any and all earlier delegations
to the same effect

PROPOSAL #E.16: Approve the maximal nominal amount of                      ISSUER          YES          FOR               FOR
 the capital increases ton be carried out under the
delegations of authority number 8,9,10,11,12,13,14
and 15 shall not exceed EUR 4,000,000.00

PROPOSAL #E.17: Receive the report of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors, the shareholders meeting decides that the
various delegations given by the resolutions N 8 to
15 at the present meeting shall be used in whole or
in part in accordance with the legal provisions in
force, during periods when cash or stock tender
offers are in effect for the Company's share for an
18 month period, starting from the date of the
present meeting, authorize the Board of Directors to
take all necessary measures and accomplish all

PROPOSAL #E.18: Approve to divide by 2 nominal value                       ISSUER          YES          FOR               FOR
of the shares from EUR 0.155 to EUR 0.0775 the
shareholders' and authorize the Board of Directors to
 take all necessary measures and accomplish all
formalities; amend the Article No 4 of the Byelaws

PROPOSAL #E.19: Grant full powers to the Bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Sally Bott as a Member of                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.2: Elect Mr. Rainer-Marc Frey as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #1.3: Elect Mr. Bruno Gehrig as a Member of                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.4: Elect Mr. William G. Parrett as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR
adjusted to the new UBS Corporate governance
effective as of 01 JUL 2008 [title of Article 20,
Articles 20 Paragraph 1, 21 Paragraph 2, 24 LIT. E,
29 and 30 of the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the creation of conditional                          ISSUER          YES          FOR               FOR
capital in a maximum amount of CHF 36,500,000 by
means of adding Article 4a Paragraph 4 to the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, Group and                        ISSUER          YES          FOR               FOR
parent bank accounts

PROPOSAL #1.2: Approve the principles and                                  ISSUER          YES          FOR               FOR
fundamentals of the new compensation model for 2009

PROPOSAL #2.: Approve the appropriation of results                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1.1: Re-elect Mr. Peter R. Voser as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.2: Re-elect Mr. David Sidwell as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.3: Re-elect Ms. Sally Bott as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.1.4: Re-elect Mr. Rainer-Marc Frey as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.5: Re-elect Mr. Bruno Gehrig as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.6: Re-elect Mr. William G. Parrett as a                      ISSUER          YES          FOR               FOR
 Member of the Board of Directors

PROPOSAL #3.2.1: Elect Mr. Kaspar Villiger as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.2: Elect Mr. Michel Demare as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.2.3: Elect Ms. Ann F. Godbehere as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.4: Elect Mr. Axel P. Lehmann as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.3: Re-elect the Auditors: Ernst and Young                      ISSUER          YES          FOR               FOR
 LTD., Basel

PROPOSAL #3.4: Re-elect the Special Auditors: BDO                          ISSUER          YES          FOR               FOR
Visura, Zurich

PROPOSAL #4.: Approve the Article 4 A Paragraph 5 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

PROPOSAL #5.: Approve the Article 4 B Paragraph 2 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRAPETROL (BAHAMAS) LIMITED
  TICKER:                ULTR            CUSIP:     P94398107
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL OF FINANCIAL STATEMENTS OF                      ISSUER          YES          FOR               FOR
 THE COMPANY FOR THE YEAR ENDED 31 DECEMBER, 2007 AND
 AUDITORS REPORT THEREON. APPROVAL OF THE AUDITED
FINANCIAL STATEMENTS AND AUDITORS REPORT.

PROPOSAL #2A: RE-ELECTION OF THE DIRECTOR: FELIPE                          ISSUER          YES        AGAINST           AGAINST
MENENDEZ ROSS

PROPOSAL #2B: RE-ELECTION OF THE DIRECTOR: RICARDO                         ISSUER          YES        AGAINST           AGAINST
MENENDEZ ROSS

PROPOSAL #2C: RE-ELECTION OF THE DIRECTOR: JAMES F.                        ISSUER          YES        AGAINST           AGAINST
MARTIN

PROPOSAL #2D: RE-ELECTION OF THE DIRECTOR: KATHERINE                       ISSUER          YES        AGAINST           AGAINST
A. DOWNS

PROPOSAL #2E: RE-ELECTION OF THE DIRECTOR: LEONARD J.                      ISSUER          YES        AGAINST           AGAINST
 HOSKINSON

PROPOSAL #2F: RE-ELECTION OF THE DIRECTOR: MICHAEL C.                      ISSUER          YES          FOR               FOR
 HAGAN

PROPOSAL #2G: RE-ELECTION OF THE DIRECTOR: GEORGE WOOD                     ISSUER          YES          FOR               FOR

PROPOSAL #03: TO RATIFY AND CONFIRM ALL ACTS,                              ISSUER          YES          FOR               FOR
TRANSACTIONS AND PROCEEDINGS OF DIRECTORS, OFFICERS
AND EMPLOYEES FOR THE FINANCIAL YEAR ENDED 31
DECEMBER, 2007 AND INDEMNIFYING THE DIRECTORS,
OFFICERS AND EMPLOYEES AGAINST ALL CLAIMS, ACTIONS
AND PROCEEDINGS THAT MAY BE BROUGHT AGAINST THEM, ALL
 AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the dispose of own shares                         ISSUER          NO           N/A               N/A
pursuant to the Article of the Italian Civil Code and
 revocation of powers granted by the ordinary
shareholders' meeting on 16 DEC 2005

PROPOSAL #E.1: Approve paid in capital increase in a                       ISSUER          NO           N/A               N/A
maximum amount of EUR 486,539,085, in one or more
tranches, of a maximum number of 973,078,170 ordinary
 shares, par value EUR 0.50 per share, to be offered
to the ordinary shareholders and to the holders of
saving shares of the Company pursuant to Article 2441
 of the Italian Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Presentation of the financial                               ISSUER          NO           N/A               N/A
statement as at 31 December 2008, accompained with
Directors' and Auditing Company's reports; Board of
Statutory Auditors' Report.  Presentation of the
consolidated financial statements.

PROPOSAL #O.2: Allocation of the net profit of the                         ISSUER          NO           N/A               N/A
year
PROPOSAL #O.3.1: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Directors presented by: Fondazione
Cassa di Risparmio di Verona, Vicenza Belluno e
Ancona Fondazione Cassa di Risparmio di Torino, and
Carimonte Holding S.p.A..  To view the complete list
please visit the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840
101/INFST_38714.pdf

PROPOSAL #O.3.2: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Directors presented by: Aletti
Gestielle S.G.R., BNP PARIBAS Asset Management S.G.R.
 S.p.A., Eurizon Capital S.G.R. S.p.A., Eurizon
Capital SA – Eurizon Easy Fund Equity Banks,
Eurizon Easy Fund Equity Europe, Eurizon Easy Fund
Equity Euro, Eurizon Easy Fund Equity Italy, Fidelity
 Funds Sicav, Fideuram Investimenti S.G.R. S.p.A.,
Fideuram Gestions SA, Interfund Sicav, Monte Paschi
Asset Management S.G.R., Stichting Pensioenfonds ABP,
 and UBI Pramerica S.G.R. S.p.A.  To view the
complete list please visit the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840
101/INFST_38714.pdf

PROPOSAL #O.4: Determination of the remuneration for                       ISSUER          NO           N/A               N/A
the Board of Directors and for the members of the
Committees, for each year in office, in accordance
with Clause 26 of the UniCredit's Articles of
Association as well as for the Chairman of the
Control Body set up pursuant to Legislative Decree

PROPOSAL #O.5: Authorization for competing activities                      ISSUER          NO           N/A               N/A
 pursuant to Sect. 2390 of the Italian Civil Code.

PROPOSAL #O.6: Approve the group compensation policy.                      ISSUER          NO           N/A               N/A

PROPOSAL #O.7: Approve UniCredit Group Employee Share                      ISSUER          NO           N/A               N/A
 Ownership Plan 2009.

PROPOSAL #E.1: Approve the free capital increase                           ISSUER          NO           N/A               N/A
pursuant to art. 2442 of the Civil Code, by issuing
n. 4.821.213.831 ordinary shares and n.4.341.310
saving shares with unit nominal value of Euro 0.50 to
 be assigned to UniCredit ordinary and saving
shareholders, to be executed by attribution to
capital of available reserves in order to assign
profits to the shareholders, and consequential
amendments to the Articles of Association.

PROPOSAL #E.2: Approve the amendments to Clauses                           ISSUER          NO           N/A               N/A
5,8,23 and 30 of the Articles of Association.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIFIRST CORPORATION
  TICKER:                UNF             CUSIP:     904708104
  MEETING DATE:          1/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANTHONY F. DIFILLIPPO                                ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT F. COLLINGS                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &                       ISSUER          YES          FOR               FOR
YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
AUGUST 29, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNION BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y90885115
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as                       ISSUER          YES          FOR               FOR
at 31 MAR 2009 and the profit & loss account for the
YE on that date, and receive the report of the Board
of Directors on the working and activities of the
Bank for the period covered by the account and the
Auditor's report on the balance sheet and accounts

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES          FOR               FOR
 the FY 2008-2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNION BANK OF INDIA
  TICKER:                N/A             CUSIP:     Y90885115
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect 3 Directors amongst from                               ISSUER          YES        AGAINST           AGAINST
shareholders other than Central Government in respect
 of whom valid nominations are received to fill the
vacancies that will arise on account of the
retirement of the existing shareholder Directors and
pursuant to Section 9(3)(i) of the Act read with
scheme and regulations made thereunder and RBI
notification, be appointed as the Directors of the
Bank to assume office from the date following the
date son which he/she/is elected/ deemed to be
elected and shall hold office until the completion of
 a period of 3 years from the date of such assumption

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNISYS CORPORATION
  TICKER:                UIS             CUSIP:     909214108
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. EDWARD COLEMAN                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: LESLIE F. KENNE                                      ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF KPMG                        ISSUER          YES          FOR               FOR
LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2009

PROPOSAL #03: AMENDMENT TO THE RESTATED CERTIFICATE                        ISSUER          YES          FOR               FOR
OF INCORPORATION TO (A) EFFECT A REVERSE STOCK SPLIT
OF THE COMMON STOCK AT A REVERSE SPLIT RATIO OF
BETWEEN 1-FOR-5 AND 1-FOR-20, WHICH RATIO WILL BE
SELECTED BY THE BOARD OF DIRECTORS, AND (B) DECREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ON A
BASIS PROPORTIONAL TO THE REVERSE SPLIT RATIO
APPROVED BY THE BOARD OF DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED INDL CORP LTD
  TICKER:                N/A             CUSIP:     V93768105
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and Audited financial statements for the YE 31 DEC

PROPOSAL #2.: Declare a first and final dividend of                        ISSUER          YES          FOR               FOR
3.0 cents per share tax exempt [one-tier] for the YE
31 DEC 2008 [2007: 3.0 cents]

PROPOSAL #3.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
430,000 for the YE 31 DEC 2008 [2007: SGD 414,250]

PROPOSAL #4.A: Re-elect Mr. Lim Hock San as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 104 of the Articles of Association of the Company

PROPOSAL #4.B: Re-elect Mr. Alvin Yeo Khirn Hai as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 104 of the Articles of Association of the Company

PROPOSAL #4.C: Re-elect Mr. Lance Y. Gokongwei as a                        ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 104 of the Articles of Association of the Company

PROPOSAL #5.A: Re-appoint Dr. Wee Cho Yaw as a                             ISSUER          YES          FOR               FOR
Director, who retires and seek re-appointment under
Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #5.B: Re-appoint Dr. John Gokongwei, Jr. as                       ISSUER          YES          FOR               FOR
a Director, who retires and seek re-appointment under
 Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #5.C: Re-appoint Mr. Gabriel C. Singson as a                      ISSUER          YES          FOR               FOR
 Director, who retires and seek re-appointment under
Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #5.D: Re-appoint Mr. Tan Boon Teik as a                           ISSUER          YES          FOR               FOR
Director, who retires and seek re-appointment under
Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #5.E: Re-appoint Mr. Hwang Soo Jin as a                           ISSUER          YES          FOR               FOR
Director, who retires and seek re-appointment under
Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #5.F: Re-appoint Mr. Roberto R. Romulo as a                       ISSUER          YES          FOR               FOR
Director, who retires and seek re-appointment under
Section 153(6) of the Companies Act, Chapter 50, to
hold office from the date of this AGM until the next
AGM

PROPOSAL #6.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors of the
Company and authorize the Directors to fix their
remuneration

PROPOSAL #7.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 161 of the Companies
Act, Chapter 50, and subject to the listing rules,
guidelines and directions [Listing Requirements] of
the Singapore Exchange Securities Trading Limited
[SGX-ST], to issue: i) shares in the capital of the
Company [Shares]; ii) convertible securities; iii)
additional convertible securities issued pursuant to
adjustments; or iv) Shares arising from the
conversion of the securities in (ii) and (iii) above,
 [whether by way of rights, bonus, or otherwise or
pursuant to any offer, agreement or option made or
granted by the Directors during the continuance of
this authority which would or might require shares or
 convertible securities to be issued during the
continuance of this authority or thereafter] at any
time, to such persons, upon such terms and conditions
 and for such purposes as the Directors may, in their
 absolute discretion, deem fit [notwithstanding that
the authority conferred by this Ordinary Resolution
may have ceased to be in force], provided that: a)
the aggregate number of shares and convertible
securities to be issued pursuant to this Ordinary
Resolution [including Shares to be issued in
pursuance of convertible securities made or granted
pursuant to this Ordinary Resolution] does not: 1) in
 the case of a renounceable rights issue, exceed 100%
 of the total number of issued shares [excluding
treasury shares] in the capital of the Company [as
calculated in accordance with subparagraph (b) below]
 [Issued Shares]; and 2) in all other cases, exceed
50% of the total number of Issued Shares provided
that the aggregate number of Shares to be issued
other than on a pro rata basis to Shareholders of the
 Company [including Shares to be issued in pursuance
of instruments made or granted pursuant to this
Ordinary Resolution] does not exceed 20% of the total
 number of Issued Shares; b) [subject to such other
manner of calculation as may be prescribed by the
SGX-ST] for the purpose of determining the aggregate
number of Shares that may be issued under (a) above,
the percentage of Issued Shares shall be based on the
 total number of issued shares [excluding Treasury
Shares] in the capital of the Company at the time of
the passing of this Ordinary Resolution, after
adjusting for: 1) new shares arising from the
conversion or exercise of convertible securities; 2)
[where applicable] new shares arising from exercising
 share options or vesting of Share awards outstanding
 or subsisting at the time this Ordinary Resolution
is passed, provided the options or awards were
granted in compliance with the Listing Requirements;
and 3) any subsequent bonus issue, consolidation or
subdivision of Shares; c) in exercising the authority
 conferred by this Ordinary Resolution, the Company
complies with the Listing Requirements [unless such
compliance has been waived by the SGX-ST] and the
existing Articles of Association of the Company; and
[Authority expires at the earlier of the conclusion

PROPOSAL #7.B: Authorize the Directors to: a) offer                        ISSUER          YES          FOR               FOR
and grant options in accordance with the provisions
of the United Industrial Corporation Limited Share
Option Scheme [ESOS] approved by shareholders of the
Company in general meeting on 18 MAY 2001; and b)
allot and issue from time to time such number of
shares in the Company as may be required to be issued
 pursuant to the exercise of options under the ESOS,
provided that the aggregate number of shares to be
issued pursuant to ESOS shall not exceed 5% of the
total issued shares in the capital of the Company

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED MICROELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y92370108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman: Mr. Stan Hung                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Chairman's address                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.1: UMC 2008 business operations                                ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Supervisors' report on reviewing 2008                       ISSUER          YES          FOR               FOR
audited financial reports

PROPOSAL #3.3: Acquisition or disposal of assets with                      ISSUER          YES          FOR               FOR
 related parties in 2008

PROPOSAL #3.4: Status of 12th and 13th shares buyback                      ISSUER          YES          FOR               FOR
 program

PROPOSAL #3.5: Amendment of the Employee Stock Option                      ISSUER          YES          FOR               FOR
 Plan

PROPOSAL #3.6: Amendment of the Transfer Repurchased                       ISSUER          YES          FOR               FOR
Shares to Employees Phase XI Procedure

PROPOSAL #4.1: To acknowledge 2008 business report                         ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #4.2: To acknowledge 2008 profit and loss                         ISSUER          YES          FOR               FOR
appropriation chart

PROPOSAL #5.1: Proposal to amend the Company's Loan                        ISSUER          YES          FOR               FOR
Procedure

PROPOSAL #5.2: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Endorsements and Guarantees Procedure

PROPOSAL #5.3: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Financial Derivatives Transaction Procedure

PROPOSAL #5.4: Proposal to amend the Company's                             ISSUER          YES          FOR               FOR
Acquisition or Disposal of Assets Procedure

PROPOSAL #5.5: Proposal to discuss the acquisition of                      ISSUER          YES          FOR               FOR
 total shares of He Jian Technology (Suzhou) Co., Ltd
 through merging with the Holding Companies

PROPOSAL #5.6: Proposal to discuss the new share                           ISSUER          YES          FOR               FOR
issuance for merging with the Holding Companies of He
 Jian Technology (Suzhou) Co., Ltd

PROPOSAL #6.1: Election Mr. Chun-Yen Chang [ID:                            ISSUER          YES          FOR               FOR
D100028575] as an Independent Director

PROPOSAL #6.2: Election Mr. Chung Laung Liu [ID:                           ISSUER          YES          FOR               FOR
S124811949] as an Independent Director

PROPOSAL #6.3: Election Mr. Paul S.C. Hsu [ID:                             ISSUER          YES          FOR               FOR
F102847490] as an Independent Director

PROPOSAL #6.4: Election Mr. Cheng-Li Huang [ID:                            ISSUER          YES          FOR               FOR
R100769590] as an Independent Director

PROPOSAL #6.5: Election Mr. Ting-Yu Lin [ID:                               ISSUER          YES          FOR               FOR
A122296636] as an Outside Director, Shareholder No:
5015

PROPOSAL #6.6: Election Mr. Stan Hung [ID:                                 ISSUER          YES          FOR               FOR
N120210012] as a Director, Shareholder No: 111699

PROPOSAL #6.7: Election Mr. Shih-Wei Sun                                   ISSUER          YES          FOR               FOR
[Representative of Silicon Integrated Systems Corp]
as a Director, Shareholder No: 1569628

PROPOSAL #6.8: Election Mr. Wen-Yang Chen                                  ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #6.9: Election Mr. Po-Wen Yen                                     ISSUER          YES          FOR               FOR
[Representative of Hsun Chieh Investment Co.] as a
Director, Shareholder No: 195818

PROPOSAL #7.: Extraordinary Motions                                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adjournment                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED STATES STEEL CORPORATION
  TICKER:                X               CUSIP:     912909108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRANK J. LUCCHINO                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: SETH E. SCHOFIELD                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. SURMA                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID S. SUTHERLAND                                  ISSUER          YES          FOR               FOR

PROPOSAL #02: APPOINTMENT OF PRICEWATERHOUSECOOPERS                        ISSUER          YES          FOR               FOR
LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITEDHEALTH GROUP INCORPORATED
  TICKER:                UNH             CUSIP:     91324P102
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM C.                             ISSUER          YES          FOR               FOR
BALLARD, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD T. BURKE                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT J. DARRETTA                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN J. HEMSLEY                     ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MICHELE J. HOOPER                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DOUGLAS W.                             ISSUER          YES          FOR               FOR
LEATHERDALE

PROPOSAL #1G: ELECTION OF DIRECTOR: GLENN M. RENWICK                       ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: KENNETH I. SHINE,                      ISSUER          YES          FOR               FOR
 M.D.

PROPOSAL #1I: ELECTION OF DIRECTOR: GAIL R. WILENSKY,                      ISSUER          YES          FOR               FOR
 PH.D.

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL
 YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: SHAREHOLDER PROPOSAL CONCERNING                            SHAREHOLDER       YES        AGAINST             FOR
ADVISORY VOTE ON EXECUTIVE COMPENSATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIVERSAL CORPORATION
  TICKER:                UVV             CUSIP:     913456109
  MEETING DATE:          8/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE C. FREEMAN, III                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: EDDIE N. MOORE, JR.                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: HUBERT R. STALLARD                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URALKALI JSC
  TICKER:                N/A             CUSIP:     91688E206
  MEETING DATE:          9/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the dividend payment for the                         ISSUER          YES          FOR               FOR
first half of the year 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                US AIRWAYS GROUP, INC.
  TICKER:                LCC             CUSIP:     90341W108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: HERBERT M. BAUM                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MATTHEW J. HART                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD C. KRAEMER                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHERYL G. KRONGARD                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF KPMG LLP TO                        ISSUER          YES          FOR               FOR
SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: STOCKHOLDER PROPOSAL RELATING TO                           SHAREHOLDER       YES        AGAINST             FOR
CUMULATIVE VOTING.

PROPOSAL #04: APPROVE AN AMENDMENT TO US AIRWAYS                           ISSUER          YES        AGAINST           AGAINST
GROUP, INC.'S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE ITS AUTHORIZED CAPITAL

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, B
  TICKER:                N/A             CUSIP:     P9632E117
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine discuss and approve the
Company's consolidated financial statements and the
annual report for the FYE 31 DEC 2008

PROPOSAL #2.: Allocation of the net profit for the FY                      ISSUER          NO           N/A               N/A
 and ratification of the early distribution of
interest over capital, intermediate and
complementary, and of dividends, as well the proposal
 for the capital budget for the year 2009

PROPOSAL #3.: Setting of the total annual amount of                        ISSUER          NO           N/A               N/A
remuneration of the Members of the Board of Directors

PROPOSAL #4.: Election of a full and alternate Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors to serve the remainder of
the term in office until the AGM for the year 2010,
to replace Mr. Gabriel Stoliar and his respective
alternate

PROPOSAL #5.: Elect the full and substitute Members                        ISSUER          YES        AGAINST           AGAINST
of the Finance Committee, and approve to set their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VALEO SA, PARIS
  TICKER:                N/A             CUSIP:     F96221126
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Ratify the appointment of Mr. Jacques                       ISSUER          YES          FOR               FOR
Aschenbroich as a Board Member

PROPOSAL #O.4: Statutory Auditors' special report on                       ISSUER          YES        AGAINST           AGAINST
agreements and undertakings governed by the
provisions of Articles L. 225-38 and L. 225-40  to L.
 225-42 of the French Commercial Code.

PROPOSAL #O.A: Statutory Auditors' special report and                      ISSUER          YES        AGAINST           AGAINST
 supplementary special report on certain agreements
and undertakings governed by the provisions  of
Articles L. 225-38 and L. 225-40 to L. 225-42 of the
French Commercial Code in accordance with Article L.
225-42-1 of said Code.

PROPOSAL #O.5: Approve the regulated agreements and                        ISSUER          YES        AGAINST           AGAINST
commitments subject to the provisions of Articles
L.225-38 of the Commercial Code

PROPOSAL #O.6: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on share capital increase, through the issue-
with maintenance of preferential subscription rights-
of shares and/or warrants giving access to the
Company's capital and/or issue of warrants giving
entitlement to the allocation of debt securities

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on share capital increase, through the issue-
without preferential subscription rights-of
representative's debt warrants giving access to the
Company's capital and/or issue of securities giving
entitlement to the allocation of debt securities

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
premiums, reserves, profits or others

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued in
cases of increased capital with or without
preferential subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide to increase the share capital by issuing
shares or warrants giving access to capital reserved
for members of Savings Plans with cancellation of
preferential subscription rights for the benefit of
the latest

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of treasury
shares

PROPOSAL #E.14: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VESTAS WIND SYSTEMS A/S, RANDERS
  TICKER:                N/A             CUSIP:     K9773J128
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report from Board of                             ISSUER          NO           N/A               N/A
Directors on the Company's activities during the past
 year

PROPOSAL #2.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and resolution to adopt the annual report

PROPOSAL #3.: Approve the resolution on the                                ISSUER          YES          FOR               FOR
distribution of the profit or covering of loss
according to the approved annual report, the Board of
 Directors proposes that no dividend be paid out for
2008

PROPOSAL #4.a: Re-elect Mr. Bent Erik Carlsen as the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.b: Re-elect Mr. Torsten Erik Rasmussen as                      ISSUER          YES          FOR               FOR
 the Members of the Board of Directors

PROPOSAL #4.c: Re-elect Mr. Freddy Frandsen as the                         ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.d: Re-elect Mr. Jorgen Huno Rasmussen as                       ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.e: Re-elect Mr. Jorn Ankaer Thomsen as                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.f: Re-elect Mr. Kurt Anker Nielsen as the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors

PROPOSAL #4.g: Elect Mr. Hakan Eriksson as the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.h: Elect Mr. Ola Rollen as the Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #5.a: Re-appoint PricewaterhouseCoopers,                          ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab as the
Auditors of the Company

PROPOSAL #5.b: Re-appoint KPMG Statsautiroseret                            ISSUER          YES          FOR               FOR
Revisionspartnerselskab as the Auditors of the Company

PROPOSAL #6.a: Approve the overall guidelines for                          ISSUER          YES          FOR               FOR
incentive pay for the Members of the Executive
Management of Vestas Wind Systems A/S laid down by
the Board of Directors; if the guidelines are
approved by the AGM, the following new Article 13
will be included in the Companys Articles of

PROPOSAL #6.b: Authorize the Company to acquire                            ISSUER          YES          FOR               FOR
treasury shares in the period up until the next AGM
up to a total nominal value of 10% of the value of
the Company's share capital at the time in question,
cf., Article 48 of the Danish Public Companies Act,
the payment for the shares must not deviate more 10%
from the closing price quoted at the NASDAQ OMX
Copenhagen at time of acquisition

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIAD CORP
  TICKER:                VVI             CUSIP:     92552R406
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DANIEL BOGGAN JR.                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H. DOZER                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT E.                              ISSUER          YES          FOR               FOR
MUNZENRIDER

PROPOSAL #02: RATIFY THE APPOINTMENT OF DELOITTE &                         ISSUER          YES          FOR               FOR
TOUCHE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR
2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VICAT-CIMENTS VICAT SA, PARIS LA DEFENSE
  TICKER:                N/A             CUSIP:     F18060107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman and the Auditors, approves
the company's financial statements for the YE, 31 DEC
 2008, as presented, showing profits of EUR
103,414,453.00, the shareholders' meeting gives
permanent discharge to the Board of Directors for the
 performance of its duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the consolidated
financial statements for the said FY, in the form
presented to the meeting, showing net profits Group
share of EUR 245,256,000.00

PROPOSAL #O.3: Approve recommendations the Board of                        ISSUER          YES          FOR               FOR
Directors and resolves that the income for the FY be
appropriated as follows: earnings for the FY: EUR
103,414,453.00 prior retained earnings: EUR
45,763,547.00 distributable income: EUR
149,178,000.00 global dividend: EUR 67,350,000.00
other reserves: EUR 828,000.00 retained earnings: EUR
 81,000,000.00 the shareholders will receive a net
dividend of EUR 1.50 per share of a par value of EUR
4.00, and will entitle to the 40% deduction provided
by the French General Tax Code, this dividend will be
 paid on 22 MAY 2009, on such date, the amount of the
 dividends on self-held shares shall be allocated to
the retained earnings account, as required Bye-Law,
it is reminded that, for the last 3 FY, the dividends
 paid, were as follows: EUR 0.63 for FY 2005 EUR 1.30
 for FY 2006 EUR 1.50 for FY 2007

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial code, approve said report
and the agreements referred to there in

PROPOSAL #O.5: Authorize the Board Of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade, by all means and on 1 and more occasions, in
the Company's shares on the stock market, subject to
the conditions described below: maximum purchase
price: EUR 150.00, maximum number of shares to be
acquired: 10% of the share capital, i.e. 3,122,021
shares of a nominal value of EUR 4.00, maximum funds
invested in the share buybacks: EUR 468,303,150.00,
[Authority expires at the end of 18-month period];
this authorization supersedes the one granted by the
shareholders' meeting of 16 MAY 2008 and to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Guy Sidos as a Director for period of 6 years

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mrs. Sophie Sidos as a Director for period of 6 years

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Raynald Dreyfus as a Director for period of 3

PROPOSAL #O.9: Appoint Mr. Bruno Salmon as a Director                      ISSUER          YES          FOR               FOR
 to replace Mr. Jean-Michel Allard for 6 years period

PROPOSAL #O.10: Appoint Mr. Pierre Breuil as a                             ISSUER          YES          FOR               FOR
Director for period of 6 years

PROPOSAL #O.11: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #E.12: Amend the by Laws Article 5, 80 year                       ISSUER          YES          FOR               FOR
extension of the Company's life expectancy', Article
25: delay shorten for shareholders to accomplish all
formalities in order to attend general meetings'

PROPOSAL #E.13: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VISCOFAN SA, PAMPLONA
  TICKER:                N/A             CUSIP:     E97579192
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reading of the call                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint the Inspectors for the                               ISSUER          YES          FOR               FOR
redaction of the minutes

PROPOSAL #3.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report, the Board Management of the
Viscofan and the consolidated Group and the
distribution of the result including the devolution
of the premium of 0,29 EUR per share

PROPOSAL #4.: Approve the presentation of different                        ISSUER          YES          FOR               FOR
news report

PROPOSAL #5.: Approve the appointment or re-election                       ISSUER          YES        AGAINST           AGAINST
of Mr. Jose Domingo Ampuero as a Board Member

PROPOSAL #6.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital of 39,359.10 EUR by redemption of 139,197 own
 shares

PROPOSAL #7.: Approve the renovation of the                                ISSUER          YES          FOR               FOR
authorization for the acquisition of own shares

PROPOSAL #8.: Approve the report about the                                 ISSUER          YES          FOR               FOR
retribution politic of the Board Members

PROPOSAL #9.: Approve the delegation of the faculties                      ISSUER          YES          FOR               FOR
 for the formalization, correction,inscription and
execution of the agreements adopted in the OGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VODAFONE GROUP PLC, NEWBURY BERKSHIRE
  TICKER:                N/A             CUSIP:     G93882135
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Re-elect Sir John Bond as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Andy Halford as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Alan Jebson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Nick Land as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Anne Lauvergeon as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Simon Murray as a Directorq                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Luc Vandevelde as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-elect Mr. Anthony Watson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #12.: Re-elect Mr. Philip Yea as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the final dividend of 5.02                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #14.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #15.: Re-appoint Deloitte Touche LLP as the                       ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #16.: Authorize the Audit Committee to fix                        ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #17.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of USD

PROPOSAL #s.18: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
300,000,000, Subject to the Passing of Resolution 17

PROPOSAL #s.19: Grant authority 5,300,000,000                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #20.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties, and/or Independent Election
Candidates, to Political Organisations other than
political parties and incur EU political expenditure
up to GBP 100,000

PROPOSAL #s.21: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #22.: Approve the Vodafone Group 2008                             ISSUER          YES          FOR               FOR
Sharesave Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAERTSILAE CORPORATION, HELSINKI
  TICKER:                N/A             CUSIP:     X98155116
  MEETING DATE:          3/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of vote

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Review by the Chief Executive Officer                        ISSUER          NO           N/A               N/A

PROPOSAL #7.: Presentation of annual reports, the                          ISSUER          NO           N/A               N/A
reports of the Board of Directors and the Auditor's
report for the year 2008

PROPOSAL #8.: Adopt the accounts                                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the actions on profit or loss:                       ISSUER          YES          FOR               FOR
to pay a dividend of EUR 1.50 per share

PROPOSAL #10.: Grant discharge from liability                              ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members

PROPOSAL #12.: Approve the Number of Board Members                         ISSUER          YES          FOR               FOR

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: re-elect Messrs : M. Aarni-Sirvio, K-G.
Bergh, K. Kauniskangas, A. Lagerroos, B. Langenskiold
 and M.Vuoria as the Board Members

PROPOSAL #14.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditor[s]

PROPOSAL #15.: Elect the Auditor[s]                                        ISSUER          YES          FOR               FOR

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WALGREEN CO.
  TICKER:                WAG             CUSIP:     931422109
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM C. FOOTE                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARK P. FRISSORA                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALAN G. MCNALLY                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CORDELL REED                                         ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NANCY M. SCHLICHTING                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID Y. SCHWARTZ                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ALEJANDRO SILVA                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES A. SKINNER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MARILOU M. VON FERSTEL                               ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES R. WALGREEN III                              ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO AMEND THE WALGREEN CO. 1982                               ISSUER          YES          FOR               FOR
EMPLOYEES STOCK PURCHASE PLAN TO INCREASE THE NUMBER
OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

PROPOSAL #04: SHAREHOLDER PROPOSAL THAT THE CHAIRMAN                     SHAREHOLDER       YES        AGAINST             FOR
OF THE BOARD BE AN INDEPENDENT DIRECTOR WHO HAS NOT
PREVIOUSLY SERVED AS AN EXECUTIVE OFFICER OF WALGREEN
 CO.

PROPOSAL #05: SHAREHOLDER PROPOSAL THAT WALGREEN CO.                     SHAREHOLDER       YES        AGAINST             FOR
SHAREHOLDERS VOTE TO RATIFY THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAL-MART DE MEXICO S A DE C V
  TICKER:                N/A             CUSIP:     P98180105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #2.: Receive the report of the Chief                              ISSUER          YES          FOR               FOR
Executive Officer

PROPOSAL #3.: Receive the report of the Audit and                          ISSUER          YES          FOR               FOR
Corporate Practices Committees

PROPOSAL #4.: Approve the financial information                            ISSUER          YES          FOR               FOR
document for the FY running from 01 JAN to 31 DEC 2008

PROPOSAL #5.: Receive the report on the situation of                       ISSUER          YES          FOR               FOR
the fund for the repurchase of shares and approve the
 amount of MXN 8,000,000,000.00 for the repurchase of
 shares in 2009

PROPOSAL #6.: Approve the plan to cancel 69,940,100                        ISSUER          YES          FOR               FOR
shares of the Company that are currently shares in
treasury resulting from the repurchase of shares

PROPOSAL #7.: Approve the plan for the allocation of                       ISSUER          YES          FOR               FOR
results

PROPOSAL #8.: Approve the plan to pay a cash                               ISSUER          YES          FOR               FOR
dividend, with a charge against the retained profits
account of the Company [cufin], in the amount of MXN
0.61 per share, against coupon 47

PROPOSAL #9.: Amend the Article 5 of the Corporate                         ISSUER          YES        AGAINST           AGAINST
Bylaws to reflect the paying-in of the minimum Fixed
Capital

PROPOSAL #10.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
fulfillment of the tax obligations

PROPOSAL #11.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
Share Plan for Staff

PROPOSAL #12.: Approve the report from the Wal-Mart                        ISSUER          YES          FOR               FOR
De Mexico Foundation

PROPOSAL #13.: Ratify the activities of the Board of                       ISSUER          YES          FOR               FOR
Directors during the FY running from 01 JAN to 31 DEC
 2008

PROPOSAL #14.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors

PROPOSAL #15.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Chairpersons of the Audit and Corporate Practices
Committees

PROPOSAL #16.: Approve to state the agenda of the                          ISSUER          YES          FOR               FOR
general meeting that is held

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAL-MART STORES, INC.
  TICKER:                WMT             CUSIP:     931142103
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: AIDA M. ALVAREZ                        ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES W. BREYER                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. MICHELE BURNS                       ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES I. CASH, JR.                     ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROGER C. CORBETT                       ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DOUGLAS N. DAFT                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL T. DUKE                        ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GREGORY B. PENNER                      ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ALLEN I. QUESTROM                      ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: H. LEE SCOTT, JR.                      ISSUER          YES          FOR               FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ARNE M. SORENSON                       ISSUER          YES          FOR               FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JIM C. WALTON                          ISSUER          YES          FOR               FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: S. ROBSON WALTON                       ISSUER          YES          FOR               FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: CHRISTOPHER J.                         ISSUER          YES          FOR               FOR
WILLIAMS

PROPOSAL #1O: ELECTION OF DIRECTOR: LINDA S. WOLF                          ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF ERNST & YOUNG LLP AS                         ISSUER          YES          FOR               FOR
INDEPENDENT ACCOUNTANTS

PROPOSAL #03: GENDER IDENTITY NON-DISCRIMINATION                         SHAREHOLDER       YES        ABSTAIN           AGAINST
POLICY
PROPOSAL #04: PAY FOR SUPERIOR PERFORMANCE                               SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #05: ADVISORY VOTE ON EXECUTIVE COMPENSATION                    SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #06: POLITICAL CONTRIBUTIONS                                    SHAREHOLDER       YES        ABSTAIN           AGAINST

PROPOSAL #07: SPECIAL SHAREOWNER MEETINGS                                SHAREHOLDER       YES        AGAINST             FOR

PROPOSAL #08: INCENTIVE COMPENSATION TO BE STOCK                         SHAREHOLDER       YES        AGAINST             FOR
OPTIONS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WATSON PHARMACEUTICALS, INC.
  TICKER:                WPI             CUSIP:     942683103
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD R. TAYLOR                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ANDREW L. TURNER                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JACK MICHELSON                                       ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL
 YEAR.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WATSON WYATT WORLDWIDE, INC.
  TICKER:                WW              CUSIP:     942712100
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: JOHN J. GABARRO

PROPOSAL #1B: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: JOHN J. HALEY

PROPOSAL #1C: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: R. MICHAEL
MCCULLOUGH

PROPOSAL #1D: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: BRENDAN R.

PROPOSAL #1E: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: LINDA D. RABBITT

PROPOSAL #1F: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: GILBERT T. RAY

PROPOSAL #1G: ELECTION OF DIRECTOR TO SERVE UNTIL THE                      ISSUER          YES          FOR               FOR
 NEXT ANNUAL MEETING OF STOCKHOLDERS: JOHN C. WRIGHT

PROPOSAL #02: RATIFY THE SELECTION OF DELOITTE &                           ISSUER          YES          FOR               FOR
TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JUNE 30, 2009.

PROPOSAL #03: APPROVAL OF AMENDMENTS TO THE 2001                           ISSUER          YES          FOR               FOR
DEFERRED STOCK UNIT PLAN FOR SELECTED EMPLOYEES, AS
AMENDED IN ORDER TO SATISFY TAX CODE SECTION 162(M).

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WELLPOINT, INC.
  TICKER:                WLP             CUSIP:     94973V107
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LENOX D. BAKER,                        ISSUER          YES          FOR               FOR
JR., M.D.

PROPOSAL #1B: ELECTION OF DIRECTOR: SUSAN B. BAYH                          ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LARRY C. GLASSCOCK                     ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JULIE A. HILL                          ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RAMIRO G. PERU                         ISSUER          YES          FOR               FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE COMPANY FOR 2009.

PROPOSAL #03: TO APPROVE THE PROPOSED WELLPOINT                            ISSUER          YES          FOR               FOR
INCENTIVE COMPENSATION PLAN.

PROPOSAL #04: TO APPROVE THE WELLPOINT EMPLOYEE STOCK                      ISSUER          YES          FOR               FOR
 PURCHASE PLAN.

PROPOSAL #05: TO CONSIDER A SHAREHOLDER PROPOSAL                         SHAREHOLDER       YES        AGAINST             FOR
CONCERNING AN ADVISORY RESOLUTION ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS IF PROPERLY PRESENTED AT THE
 MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEST JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J95094108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

PROPOSAL #3.2: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

PROPOSAL #3.3: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESTERN DIGITAL CORPORATION
  TICKER:                WDC             CUSIP:     958102105
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PETER D. BEHRENDT                      ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: KATHLEEN A. COTE                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN F. COYNE                          ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: HENRY T. DENERO                        ISSUER          YES          FOR               FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM L. KIMSEY                      ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL D. LAMBERT                     ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MATTHEW E.                             ISSUER          YES          FOR               FOR
MASSENGILL

PROPOSAL #1H: ELECTION OF DIRECTOR: ROGER H. MOORE                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: THOMAS E. PARDUN                       ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ARIF SHAKEEL                           ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                               ISSUER          YES          FOR               FOR
COMPANY'S 2005 EMPLOYEE STOCK PURCHASE PLAN THAT
WOULD INCREASE BY 8,000,000 THE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF KPMG LLP                        ISSUER          YES          FOR               FOR
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR WESTERN DIGITAL CORPORATION FOR THE FISCAL YEAR
ENDING JULY 3, 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESTERN REFINING, INC.
  TICKER:                WNR             CUSIP:     959319104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRIAN J. HOGAN                                       ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: SCOTT D. WEAVER                                      ISSUER          YES       WITHHOLD           AGAINST

PROPOSAL #02: TO RATIFY THE SELECTION OF DELOITTE &                        ISSUER          YES          FOR               FOR
TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
FISCAL YEAR 2009.

PROPOSAL #03: STOCKHOLDER PROPOSAL REQUESTING AN                         SHAREHOLDER       YES          FOR             AGAINST
AMENDMENT TO OUR EQUAL EMPLOYMENT OPPORTUNITY POLICY.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WHEELOCK & CO LTD
  TICKER:                N/A             CUSIP:     Y9553V106
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 FYE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the FYE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Peter K. C. Woo as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. Paul Y. C. Tsui as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Alexander S. K. Au as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Kenneth W. S. Ting as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase shares of the Company on The Stock
Exchange of Hong Kong Limited or any other stock
exchange on which the shares of the Company have been
 or may be listed and recognized by the Securities
and Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited under the Code on Share
 Repurchases for such purposes, subject to and in
accordance with all applicable laws and regulations,
not exceeding 10% of the aggregate nominal amount of
the issued share capital of the Company; [Authority
expires earlier at the conclusion of the next AGM of
the Company or the expiration of the period within
which the next AGM of the Company is required by law
to be held]

PROPOSAL #6.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and make or grant offers, agreements and
options during and after the relevant period, not
exceeding the aggregate of a) 20% of the aggregate
nominal amount of the issued share capital of the
Company; plus b) the nominal amount of share capital
repurchased [up to 10% of the aggregate nominal
amount of the issued share capital], otherwise than
pursuant to i) a rights issue; or ii) any scrip
dividend or similar arrangement; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #7.: Approve top extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors of the Company to exercise
the powers of the Company to allot, issue and deal
with any additional shares of the Company pursuant to
 Resolution 6 by the addition of an amount
representing the aggregate nominal amount of the
share capital of the Company purchased by the Company
 under the authority granted pursuant to Resolution
5, provided that such extended amount shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WHOLE FOODS MARKET, INC.
  TICKER:                WFMI            CUSIP:     966837106
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. JOHN B. ELSTROTT                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GABRIELLE E. GREENE                                  ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: HASS HASSAN                                          ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: STEPHANIE KUGELMAN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN P. MACKEY                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: MORRIS J. SIEGEL                                     ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DR. RALPH Z. SORENSON                                ISSUER          YES       WITHHOLD           AGAINST

ELECTION OF DIRECTOR: W.A. (KIP) TINDELL, III                              ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                           ISSUER          YES          FOR               FOR
ERNST & YOUNG, LLP AS INDEPENDENT PUBLIC AUDITOR FOR
FISCAL YEAR 2009.

PROPOSAL #03: RATIFICATION OF THE AMENDMENT AND                            ISSUER          YES          FOR               FOR
RESTATEMENT OF THE COMPANY'S 2007 STOCK INCENTIVE
PLAN AS THE 2009 STOCK INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF THE AMENDMENT OF OUR                         ISSUER          YES        AGAINST           AGAINST
STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES
 AUTHORIZED FOR ISSUANCE.

PROPOSAL #05: RATIFICATION OF THE AMENDMENT OF OUR                         ISSUER          YES          FOR               FOR
TEAM MEMBER STOCK PURCHASE PLAN TO INCREASE THE
NUMBER OF SHARES AUTHORIZED FOR ISSUANCE.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
SEPARATING THE ROLES OF COMPANY CHAIRMAN OF THE BOARD
 AND CEO.

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING COMPANY                     SHAREHOLDER       YES          FOR             AGAINST
SHAREHOLDER VOTES AND A SIMPLE MAJORITY THRESHOLD.

PROPOSAL #08: SHAREHOLDER PROPOSAL REGARDING                             SHAREHOLDER       YES        AGAINST             FOR
REINCORPORATING FROM A TEXAS CORPORATION TO A NORTH
DAKOTA CORPORATION.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILLIAM DEMANT HOLDING
  TICKER:                N/A             CUSIP:     K9898W129
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors' on                      ISSUER          YES          FOR               FOR
 the Company's activities during the past FY

PROPOSAL #2.: Receive and adopt the audited annual                         ISSUER          YES          FOR               FOR
report, including the consolidated financial

PROPOSAL #3.: Approve to transfer the profit of DKK                        ISSUER          YES          FOR               FOR
970 million to the Company's reserves to the effect
that no dividend will be paid

PROPOSAL #4.: Re-elect Mr. Lars Norby Johansen, Mr.                        ISSUER          YES        AGAINST           AGAINST
Peter Foss and Mr. Niels B. Christiansen as the
Directors; and elect Mr. Thomas Hofman-Bang as a new
Director

PROPOSAL #5.: Re-elect Deloitte Statsautoriseret                           ISSUER          YES          FOR               FOR
Revisionsaktieselskab as the Auditor

PROPOSAL #6.a: Amend the Articles of Association                           ISSUER          YES          FOR               FOR
allowing the Company to communicate electronically
with its shareholders; and approve that the
requirement to give notice of general meetings in
nationwide daily papers be removed; the amendments
will imply that Article 7.4 of the Articles of
Association will be amended and that a new Article 15
 on electronic communication will be inserted

PROPOSAL #6.b: Approve that Article 9.5 of the                             ISSUER          YES          FOR               FOR
Articles of Association relating to proxies at
general meetings be clarified to reflect the Danish
Public Companies Act

PROPOSAL #6.c: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to arrange for the Company to
purchase own shares of a nominal value of up to 10%
of the share capital; the purchase price for the
shares shall not differ by more than 10% from the
price quoted on Nasdaq OMX Copenhagen A/S at the time
 of the acquisition

PROPOSAL #6.d: Authorize the Chairman of the General                       ISSUER          YES          FOR               FOR
Meeting to make such additions, alterations or
amendments to or in the resolutions passed by the
general meeting and the application for registration
thereof to the Danish Commerce and Companies Agency
[Erhvervs- Og Selskabsstyrelsen] as the Agency may
require for registration

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WISCONSIN ENERGY CORPORATION
  TICKER:                WEC             CUSIP:     976657106
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN F. BERGSTROM                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: BARBARA L. BOWLES                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: PATRICIA W. CHADWICK                                 ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ROBERT A. CORNOG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CURT S. CULVER                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS J. FISCHER                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: GALE E. KLAPPA                                       ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: ULICE PAYNE, JR.                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: FREDERICK P STRATTON JR                              ISSUER          YES          FOR               FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP                        ISSUER          YES          FOR               FOR
AS INDEPENDENT AUDITORS FOR 2009.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLSELEY PLC
  TICKER:                N/A             CUSIP:     G97278108
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' annual                      ISSUER          YES          FOR               FOR
 report and accounts and the Auditors report thereon
for the YE 31 JUL 2008

PROPOSAL #2.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report for the YE 31 JUL 2008

PROPOSAL #3.: Re-elect Mr. Robert Marchbank as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. Stephen Webster as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. John Whybrow as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Company's Auditors, until the conclusion of
the next AGM of the Company

PROPOSAL #7.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Approve to renew the authority                               ISSUER          YES          FOR               FOR
conferred on the Board by Article 10 of the Company's
 Articles of Association [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 17 FEB 2010]; and Section 80 [the
Companies Act 1985] amount is GBP 34,503,353, being
nominal value of authorized but unissued share

PROPOSAL #S.9: Approve, subject to passing of                              ISSUER          YES          FOR               FOR
Resolution 8, to renew the authority conferred on the
 Board by Article 10.2 of the Company's Articles of
Association [Authority expires the earlier of the
conclusion of the next AGM of the Company or 17 FEB
2010]; and Section 89 [the Companies Act 1985] amount
 is GBP 8,274,832

PROPOSAL #S.10: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with the provisions of Article 12 of the Company's
Articles of Association and Part VII of the Companies
 Act 1985 [the Act], to make market purchases
[Section 163 of the Act] of up to 66,198,658 ordinary
 shares of 25 pence each in the capital of the
Company, at a minimum price of 25 pence, and not more
 than 105% of the average middle market quotations
for the ordinary shares of the Company derived from
the London Stock Exchange Daily Official List, on the
 5 business days preceding the day on which ordinary
share is purchased; [Authority expires at the
conclusion of the next AGM of the Company]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #11.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 and 367 of the Companies Act 2006,
and any Company which is or becomes its subsidiary
during the period to this Resolution relates, during
the period commencing on the date of this AGM and
ending on the date of the Company's next AGM to: make
 political donations to political parties, make
political donations to political organizations other
than political parties; and/or incur political
expenditure, in a total amount not exceeding of GBP
125,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLSELEY PLC
  TICKER:                N/A             CUSIP:     G97278108
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolution 2, 3, 4, 5 and 6 being passed, to increase
 the authorized share capital of the Company from GBP
 200,000,000 to GBP 250,000,000 by the creation of an
 additional GBP 200,000,000 ordinary shares of 25
pence each having the same rights and privileges and
ranking pari passu in all respects with the existing
shares in the capital of the Company

PROPOSAL #S.2: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 1, 3, 4, 5 and 6 being passed: the terms
of the placing [as described and specified in the
circular of which this notice forms part], including
the issue price of 120 pence per share which is a
discount of 27% to the closing market price of 165.4
pence per share on 05 MAR 2009 [the last trading day
prior to announcement of the placing]; authorize the
Directors of the Company for the purposes of Section
80 of the Companies Act 1985 to allot relevant
securities [within the meaning of Section 80[2] of
that Act] in connection with the placing up to an
aggregate nominal of GBP 56,250,000; and to allot
equity securities [as defined in Section 94[2] of the
 Companies Act 1985] of the Company pursuant to the
authority conferred by this resolution for cash as if
 Section89[1] of that Act did not apply to any such
allotment

PROPOSAL #3.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolution 1, 2, 4, 5 and 6 being passed, and the
Underwriting Agreement [as described and specified in
 the circular of which this notice forms part] not
having been terminated in accordance with its terms,
at 7.00 a.m. on the first dealing day following the
date of the general meeting: a) each of the ordinary
shares of 25 pence each in the share capital of the
Company [the 25p Ordinary Shares] then in issue be
subdivided and converted into one ordinary share of
one penny [an Interim Share], having the same rights
as a 25p Ordinary Share, and one deferred share of 24
 pence [a Deferred Share], each Deferred Share having
 attached thereto the following rights and
restrictions: i) on a winding-up or other return of
capital, the Deferred Shares shall entitle the
holders of the shares only to payment of the amounts
paid up on, those shares, after repayment to the
holders of any and all ordinary shares then in issue
of the nominal amount paid up on those ordinary
shares held by them respectively and the payment in
cash or in specific of GBP 10,000,000 on each of
those ordinary shares; ii) the Deferred Shares shall
not entitle the holders of such shares to receive any
 dividend or other distribution [other than pursuant
to paragraph [a][i] of this Resolution 3] or to
receive notice of, or to attend, speak or vote at,
any general meeting of the Company; iii) the Deferred
 Shares shall not, save as provided in paragraph
[a][iv] of this Resolution 3, be transferable; iv)
the Company shall have an irrevocable authority from
each holder of the Deferred Shares at any time to do
all or any of the following without obtaining the
sanction of the holder or holders of the Deferred
Shares: A) to appoint any person to execute on behalf
 of any holder of Deferred Shares a transfer of all
or any of those shares and/or an agreement to
transfer the same [without making any payment for
them] to such person or persons as the Company may
determine and to execute any other documents which
such per may consider necessary or desirable to
effect such transfer, in each case without obtaining
the sanction of the holder[s] and without any payment
 being made in respect of such acquisition; B) to
purchase all or any of the shares in accordance with
the companies Act 1985 and the Companies Act 2006, as
 relevant [the Act] without obtaining the consent of
the holders of those shares in consideration of the
payment to the holders whose s are purchased of an
amount not exceeding one penny in respect of all the
Deferred Shares then being purchased; C) for the
purposes of any such purchase, to appoint any person
to execute a contract for the sale of any such shares
 to the Company on behalf of any holder of Deferred
Shares; D) to cancel all or any of the Deferred
Shares purchased in accordance with the Act; and  E)
pending any such transfer, purchase or cancellation,
to retain the certificates [if any] for all or any of
 the Deferred Shares; and v) the reduction of capital
 paid upon the Deferred Shares and/or the creat

PROPOSAL #4.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 1, 2, 3, 5 and 6 being passed,
immediately following the subdivision and conversion
of the 25p Ordinary Shares into Interim Shares
pursuant to Resolution 3 becoming effective: a) all
the Interim Shares in the capital of the Company then
 in issue be consolidated into ordinary shares of 10
pence each in the capital of the Company [the 10p
Ordinary Shares] on the basis of every 10 Interim
Shares being consolidated into one 10p Ordinary
Share, each 10p Ordinary Share having the same rights
 as the Interim Shares provided that, where such
consolidation results in any member being entitled to
 a fraction of a 10p Ordinary Share, such fraction
shall, so far as possible, be aggregated with the
fractions of a 10p Ordinary Share to which other
members of the Company may be entitled and the
directors of the Company be and are hereby authorized
 to place [or appoint any other person to place] to
any person, on behalf of the Members, all the 10p
Ordinary Shares representing such fractions at the
best price reasonably obtainable, and to pay the
proceeds of the placing [net of expenses] in due
proportion among the relevant members entitled
thereto [save that any fraction of a penny which
would otherwise be payable shall be rounded up or
down in accordance with the usual practice of the
registrar of the Company and save that the Company
may retain the net proceeds of the placing of such
10p Ordinary Shares representing such fractions where
 the individual amount of proceeds to which any
member is entitled is less than GBP 5.00] and
authorize any Director of the Company [or any person
appointed by the Directors of the Company] to execute
 an instrument of transfer in respect of such shares
on behalf of the relevant members and to do all acts
and things that the Directors consider necessary or
expedient to effect the transfer of such shares to,
or in accordance with the directions of, any buyer of
 any such shares; and b) all authorized but unissued
Interim Shares shall be consolidated into 10p
Ordinary Shares, provided that where such
consolidation would otherwise result in a fraction of
 a 10p Ordinary Share, that number of 10p Ordinary
Shares which would otherwise constitute such fraction

PROPOSAL #5.: Approve to renew, subject to and                             ISSUER          YES          FOR               FOR
conditional upon Resolutions 1, 2, 3, 4 and 6 being
passed, and the consolidation the Interim Shares into
 10p Ordinary Shares pursuant to Resolution 4
becoming effective, the authority conferred on the
Directors of the Company by Article 10.1 of the
Articles of as of the Company to allot relevant
securities for a period expiring [unless previously
renewed, varied or  revoked] at the end of the next
AGM of the Company after the date on which Resolution
 is passed and for that period the Section 80 amount
shall be i) GBP 20,604,321 [equivalent to GBP
206,043,210 10p Ordinary Shares] in connection with
one or it more issues of relevant securities under
the rights issue [as specified in the circular of
which this notice part], and ii) in addition, GBP
8,700,000 [equivalent to 87 million 10p Ordinary

PROPOSAL #S.6: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon Resolutions 1, 2, 3, 4 and 5 being passed, the
terms of the Rights Issue [as specified in the
circular of which this notice forms part] and
authorize the Directors of the Company to implement
the Rights Issue on the basis as specified, to the
extent they determine necessary to implement the
Rights Issue

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLTERS KLUWER NV
  TICKER:                N/A             CUSIP:     ADPV09931
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.a: Receive the report of the Executive                         ISSUER          NO           N/A               N/A
Board for 2008

PROPOSAL #2.b: Receive the report of the Supervisory                       ISSUER          NO           N/A               N/A
Board for 2008

PROPOSAL #3.a: Adopt the financial statements for                          ISSUER          YES          FOR               FOR
2008 as included in the annual report for 2008

PROPOSAL #3.b: Approve to distribute a dividend of                         ISSUER          YES          FOR               FOR
EUR 0.65 per ordinary share in cash or, at the option
 of the holders of ordinary shares, in the form of
ordinary shares

PROPOSAL #4.a: Approve to release the Members of the                       ISSUER          YES          FOR               FOR
Executive Board from liability for the exercise of
their duties, as stipulated in Article 28 of the
Articles of Association

PROPOSAL #4.b: Approve to release the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board from liability for the exercise of
their duties, as stipulated in Article 28 of the
Articles of Association

PROPOSAL #5.a: Re-appoint Mr. P.N. Wakkie as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #5.b: Re-appoint Mr. L.P. Forman as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #5.c: Appoint Ms. B.M. Dalibard as a Member                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #6.a: Grant authority to issue shares and/or                      ISSUER          YES          FOR               FOR
 grant rights to subscribe for shares

PROPOSAL #6.b: Grant authority to restrict or exclude                      ISSUER          YES          FOR               FOR
 pre-emptive rights

PROPOSAL #7.: Authorize the Executive Board to                             ISSUER          YES          FOR               FOR
acquire own shares

PROPOSAL #8.: Approve to instruct KPMG Accountants N.V                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]                       ISSUER          YES          FOR               FOR
the proposed scheme of arrangement, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of arrangement,                          ISSUER          YES          FOR               FOR
reduction and subsequent increase in cap, capitalize
reserves issue equity with rights, adopt replacement
and continuing Share Plans ensure satisfaction of
outstanding and existing awards and amend the
Articles of Association

PROPOSAL #S.2: Approve to reduce amount standing to                        ISSUER          YES          FOR               FOR
credit of new WPP'S share premium account [including
amount arising pursuant to scheme] in its entirety
[or up to such amount approved by Jersey Court] by
crediting such amount to a reserve of profit to be
available to new WPP reduction of capital

PROPOSAL #S.3: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to WPP 2008 Plc

PROPOSAL #S.4: Approve the delisting of WPP shares                         ISSUER          YES          FOR               FOR
from the official list

PROPOSAL #5.: Authorize the new WPP Directors to                           ISSUER          YES          FOR               FOR
ensure that the sponsoring Companies of the inherited
 Share Plans are able to satisfy existing awards
under the inherited Share Plans using newly issued
new WPP shares or new WPP treasury shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and if approved, adopt the                          ISSUER          YES          FOR               FOR
Company's accounts for the FYE 31 DEC 2008 together
with the Directors' report, the Directors'
remuneration report and the Auditors' report on those
 accounts and the auditable part of the remuneration
report

PROPOSAL #2.: Approve the WPP Directors' remuneration                      ISSUER          YES          FOR               FOR
 report set out in the report of the Compensation
Committee contained in the 2008 report and accounts

PROPOSAL #3.: Re-elect Mr. Colin Day as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Ms. Lubna Olayan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Jeffrey Rosen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Esther Dyson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Quelch as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Stanley [Bud] Morten as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion of
 the AGM to the conclusion to the next AGM of the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #10.: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
accordance with Article 6 of the Company's Articles
of Association, to allot relevant securities [as
defined in the Company's Articles of Association] up
to a maximum nominal amount of GBP 45,985,690;
[Authority expires on 01 JUN 2014]; and the Board of
Directors may allot relevant securities pursuant to
such offer or agreement as if the authority conferred
 on them had not expired

PROPOSAL #S.11: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Article 57 of the Jersey Law, to make one
or more market purchases of 125,294,634 shares
representing of the Company's issued share capital at
 a minimum price [exclusive of expenses] of 10 pence
per share and a maximum price [exclusive of expenses]
 of an amount equal to 105% above the average of the
 Middle Market quotations for the ordinary shares as
derived from the London Stock Exchange Daily Official
 List for the 5 business days immediately preceding
the day on which the Company makes the market
purchase and the amount stipulated by Article 5(1) of
 the buyback and stabilization regulation
2003[exclusive of expense [if any] payable by the
Company]; [Authority expires the earlier of the
conclusion of the next AGM of the Company held on
2010 or 01 SEP 2010]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry; and, pursuant to Articles 58A of
the Companies [Jersey] Law 1991, and if approved by
the Directors, to hold as treasury shares any
ordinary shares purchased pursuant to the authority

PROPOSAL #S.12: Authorize the Board of Directors, in                       ISSUER          YES          FOR               FOR
accordance with Article 8 of the Company's Articles
of Association, to allot equity securities [as
defined in the Company's Articles of Association]
wholly for cash [including in connection with a
rights issue [as defined in the Company's Articles of
 Association]], as if Article 7 of the Company's
Articles of Association did not apply, provided that,
 for the purposes of paragraph (1)(b) of Article 8
only, the aggregate nominal amount to which this
authority is limited is GBP 6,276,908; [Authority
shall expire on 01 June 2014]; and the Board of
Directors may allot equity securities pursuant to
such offer or agreement as if the authority conferred

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the WPP Plc Leadership Equity                        ISSUER          YES          FOR               FOR
Acquisition Plan III [Leap III]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XEROX CORPORATION
  TICKER:                XRX             CUSIP:     984121103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GLENN A. BRITT                         ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: URSULA M. BURNS                        ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD J.                             ISSUER          YES          FOR               FOR
HARRINGTON

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM CURT                           ISSUER          YES          FOR               FOR
HUNTER
PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. MCDONALD                     ISSUER          YES          FOR               FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ANNE M. MULCAHY                        ISSUER          YES          FOR               FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: N.J. NICHOLAS, JR.                     ISSUER          YES          FOR               FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES PRINCE                         ISSUER          YES          FOR               FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ANN N. REESE                           ISSUER          YES          FOR               FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MARY AGNES                             ISSUER          YES          FOR               FOR
WILDEROTTER

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                             ISSUER          YES          FOR               FOR
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMADA DENKI CO.,LTD.
  TICKER:                N/A             CUSIP:     J95534103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAGUCHI FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J9579M103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights, Allow Use of Electronic Systems for Public
Notifications

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMATAKE CORPORATION
  TICKER:                N/A             CUSIP:     J96348107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMATO HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J96612114
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Materials Supply Agreement between
the Company and Yankuang Group Corporation Limited
[the 'Parent Company'], as specified, and the
continuing connected transactions contemplated
thereunder together with the associated Proposed
Annual Caps in respect of such transactions for each
of the FY ending 31 DEC 2009 to 2011, details of
which are more particularly described in the circular
 of the Company dated 07 NOV 2008 [the 'Circular']
[Capitalized terms used in this notice shall have the
 same meanings as defined in the Circular unless
otherwise expressly defined herein], and authorize
the Directors of the Company to do all such acts and
things and to sign all documents and to take any
steps which in their absolute discretion considered
to be necessary, desirable or expedient for the
purpose of implementing and/or giving effect to and
the transactions contemplated under the Provision of
Materials Supply Agreement

PROPOSAL #2.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Labour and Services Supply
Agreement between the Company and the Parent Company,
 as specified, and the continuing connected
transactions contemplated thereunder together with
the associated Proposed Annual Caps in respect of
such transactions for each of the FY ending 31 DEC
2009 to 2011, details of which are more particularly
described in the Circular; authorize the Directors of
 the Company to do all such acts and things and to
sign all documents and to take any steps which in
their absolute discretion considered to be necessary,
 desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of

PROPOSAL #3.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Insurance Fund Administrative
Services Agreement between the Company and the Parent
 Company, as specified, and the continuing connected
transactions contemplated thereunder together with
the associated annual estimates in respect of such
transactions for each of the FY ending 31 DEC 2009 to
 2011, details of which are more particularly
described in the Circular, and authorize the
Directors of the Company to do all such acts and
things and to sign all documents and to take any
steps which in their absolute discretion considered
to be necessary, desirable or expedient for the
purpose of implementing and/or giving effect to and
the transactions contemplated under the Provision of
Insurance Fund Administrative Services Agreement

PROPOSAL #4.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Coal Products and Materials
Agreement between the Company and the Parent Company,
 as specified, and the continuing connected
transactions contemplated thereunder together with
the associated Proposed Annual Caps in respect of
such transactions for each of the FY ending 31 DEC
2009 to 2011, details of which are more particularly
described in the Circular; authorize the Directors of
 the Company to do all such acts and things and to
sign all documents and to take any steps which in
their absolute discretion considered to be necessary,
 desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of Coal

PROPOSAL #5.: Approve and ratify the entering into of                      ISSUER          YES          FOR               FOR
 the Provision of Electricity and Heat Agreement
between the Company and the Parent Company, as
specified, and the continuing connected transactions
contemplated thereunder together with the associated
Proposed Annual Caps in respect of such transactions
for each of the FY ending 31 DEC 2008 to 2011,
details of which are more particularly described in
the Circular; and authorize the Directors of the
Company to do all such acts and things and to sign
all documents and to take any steps which in their
absolute discretion considered to be necessary,
desirable or expedient for the purpose of
implementing and/or giving effect to and the
transactions contemplated under the Provision of
Electricity and Heat Agreement

PROPOSAL #6.: Approve and ratify the terms of the                          ISSUER          YES          FOR               FOR
Acquisition Agreement entered into between the
Company and the Controlling Shareholders for the
Acquisition, as specified, and all the transactions
contemplated therein; and the execution of the
Acquisition Agreement by the Directors of the Company
 and authorize the Directors of the Company [or any
one of them] to do all such acts and things, to sign
and execute all such further documents and to take
such steps as the Directors of the Company (or any
one of them) may in their absolute discretion
consider necessary, appropriate, desirable or
expedient to give effect to or in connection with the
 Acquisition Agreements or any of the transactions
contemplated thereunder and all other matters
incidental thereto; for the purpose of this
resolution: 'Acquisition' means the acquisition of
the 74% equity interest in Shandong Hua Ju Energy
Company Limited by the Company from the Controlling
Shareholder pursuant to the Acquisition Agreement;
'Acquisition Agreement' means the conditional
agreement dated 24 OCT 2008 entered into between the
Company and the Controlling Shareholder for the
Acquisition; 'Controlling Shareholder' means ,
Yankuang Group Corporation Limited, a wholly State-
owned corporation and a controlling shareholder of
the Company holding approximately 52.86% of the total
 issued share capital of the Company

PROPOSAL #S.7: Approve the resolution in relation to                       ISSUER          YES          FOR               FOR
the amendments to the Articles 63, 64, 66, 166, 171,
202, 218 and 219 of the Articles of Association of
the Company and authorize the Board to do all such
things as necessary in connection with such
amendments as specified

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  ISSUER:                YANZHOU COAL MNG CO LTD
  TICKER:                N/A             CUSIP:     Y97417102
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the relevant                            ISSUER          YES          FOR               FOR
period [as specified] during which the Board may
exercise the power of the Company to repurchase the
issued H Shares of the Company on the Hong Kong Stock
 Exchange, subject to and in accordance with all
applicable laws, rules and regulations and/or
requirements of the governmental or regulatory body
of securities in the PRC, the Hong Kong Stock
Exchange or of any other governmental or regulatory
body; the aggregate nominal value of H Shares of the
Company authorized to be repurchased subject to the
approval in paragraph (a) above during the relevant
period shall not exceed 10% of the aggregate nominal
value of the issued H Shares of the Company as at the
 date of the passing of this resolution; as the
shareholders of the Company has given by way of a
special resolution at the AGM held on 27 JUN 2008,
such approval shall be conditional upon the passing
of a special resolution in the same terms as the
resolution as specified in this paragraph [except for
 this sub-paragraph (c)(i)] at the class meeting for
holders of Domestic Shares of the Company to be held
on Friday, 16 JAN 2009 [or on such adjourned date as
may be applicable]; the approvals of the relevant PRC
 regulatory authorities as may be required by laws,
rules and regulations of the PRC being obtained by
the Company if appropriate; and the Company not being
 required by any of its creditors to repay or to
provide guarantee in respect of any amount due to any
 of them [or if the Company is so required by any of
its creditors, the Company having, in its absolute
discretion, repaid or provided guarantee in respect
of such amount] pursuant to the notification
procedure as specified in Article 30 of the Articles
of Association of the Company; authorize the Board of
 all relevant PRC regulatory authorities for the
repurchase of such H Shares being granted, Amend the
Articles of Association of the Company as it thinks
fit so as to reduce the registered share capital of
the Company and to reflect the new capital structure
of the Company upon the repurchase of H Shares of the
 Company as contemplated and for the purpose of this
special resolution, [Authority expires the earlier

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  ISSUER:                YASKAWA ELECTRIC CORPORATION
  TICKER:                N/A             CUSIP:     J9690T102
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YELLOW PAGES (SINGAPORE) LTD
  TICKER:                N/A             CUSIP:     Y9752D105
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the FYE 31 MAR 2008, the Directors' report and
the Auditors' report thereon

PROPOSAL #2.: Declare a final tax exempt [one-tier]                        ISSUER          YES          FOR               FOR
dividend of 2.0 cents per share in respect of the FYE
 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Stanley Tan Poh Leng, who                       ISSUER          YES          FOR               FOR
retires by rotation in accordance with Article 91[b]
of the Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Andrew Tay Gim Chuan as an                      ISSUER          YES          FOR               FOR
 Independent Member of Audit Committee, who ceases to
 hold office in accordance with Article 97 of the
Company's Articles of Association

PROPOSAL #5.: Approve the Directors' fees payable by                       ISSUER          YES          FOR               FOR
the Company of SGD 430,038 for the FYE 31 MAR 2008
[2007: SGD 317,900]

PROPOSAL #6.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #7.: Authorize the Directors, to issue                            ISSUER          YES          FOR               FOR
shares in the capital of the Company [shares] by way
of rights, bonus or otherwise; and/or make or grant
offers, agreements or options [collectively,
Instruments] that might or would require shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; [notwithstanding the authority conferred by
 this Resolution may have ceased to be in force]
issue shares in pursuance of any instrument made or
granted by the Directors while this Resolution was in
 force; the aggregate number of shares issued not
exceeding 50% of the issued shares [excluding
treasury shares] in the capital of the Company [as
calculated in accordance with this resolution], of
which the aggregate number of shares to be issued
other than on a pro-rata basis to the shareholders of
 the Company [including shares to be issued in
pursuance of instruments made or granted pursuant to
this Resolution] does not exceed 10% of the issued
shares [excluding treasury shares] in the capital of
the Company [as calculated in accordance with this
resolution] and subject to such manner of calculation
 as may be prescribed by the Singapore Exchange
Securities Trading Limited [SGX-ST] to determine the
aggregate number of shares that may be issued, the
total number of issued shares [excluding treasury
shares] in the capital of the Company at the time
this resolution is passed, after adjusting for new
shares arising from the conversion or exercise of any
 convertible securities or share options or vesting
of share awards which are outstanding or subsisting
at the time this resolution is passed; and any
subsequent bonus issue, consolidation or subdivision
of shares; in exercising the authority conferred by
this Resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the SGX-ST] and the Articles of
Association for the time being of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the date of the next
AGM of the Company as required By Law]

PROPOSAL #8.: Authorize the Directors to offer and                         ISSUER          YES        AGAINST           AGAINST
grant options [Options] in accordance with the
provisions of the Yellow Pages Share Option Scheme
[the Scheme] and to allot and issue from time to time
 such number of shares in the capital of the Company
as may be required to be issued pursuant to the
exercise of options under the Scheme, provided that
the aggregate number of shares to be allotted and
issued pursuant to the Scheme shall not exceed 10% of
 the total number of issued shares in the capital of
the Company from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YELLOW PAGES (SINGAPORE) LTD
  TICKER:                N/A             CUSIP:     Y9752D105
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 [the Companies Act] and in
accordance with all other laws and regulations and
rules of Singapore Exchange Securities Trading
Limited [SGX-ST], to purchase or otherwise acquire
issued ordinary shares in the capital of the Company,
 not exceeding in aggregate the maximum limit 10% of
the issued shares capital as at the date of passing
of this resolution, by way of market purchases(s) on
the Singapore Exchange Securities Trading Limited
[SGX-ST] and/or off-market purchases(s) [if effected
otherwise than on the SGX-ST or, as the case may be,
other exchange] in accordance with any equal access
scheme(s) as may be determined or formulated by the
Directors as they consider fit, which scheme(s)
satisfy all the conditions prescribed by the
Companies Act, at a price of up to 105% of the
average closing price of the shares over the last 5
consecutive market days in the case of an market
share purchase and a price up to 110% of such average
 closing price in case of off-market purchase; and
authorize the Directors of the Company and/or any of
them to complete and do all such acts and things
[including executing all such documents as may be
required] as they and/or may consider or necessary or
 in the interests of the Company to effect to the
transactions contemplated and/or authorized by this
resolution; [Authority expires the earlier of the
date of the next AGM of the Company or the date by
which the next AGM of the Company is required by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YELLOW PAGES (SINGAPORE) LTD
  TICKER:                N/A             CUSIP:     Y9752D105
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the Company to make a general                       ISSUER          YES        ABSTAIN           AGAINST
offer [the offer] for all the issued ordinary shares
in the capital of Cityneon Holdings Limited [Cityneon
 Shares] not already owned, controlled or agreed to
be acquired by the Company, on the terms and
conditions as specified, on the terms and conditions
of any revised offer as the Directors of the Company
may approve in accordance with the provisions of the
Singapore Code on Take-overs and Mergers; and
authorize any Director of the Company [other than Mr.
 Stanley Tan Poh Leng [ST] to complete and to do all
such acts and things [including signing and executing
 all such documents and instruments as may be
required] as he may deem desirable, expedient or
necessary in connection with the offer or the
transactions contemplated thereby or to give effect
to this resolution

PROPOSAL #2.: Approve, subject to and contingent upon                      ISSUER          YES        ABSTAIN           AGAINST
 the approval of Resolution 1, for the acquisition by
 the Company of all of the Cityneon Shares legally
and/or beneficially owned by ST, subject to the terms
 and conditions of an irrevocable undertaking dated
26 JUL 2008 given by ST to the Company [the Proposed
Acquisition] and authorize any Director of the
Company [other than ST] to do any and all such acts
and things [including signing and executing all such
documents and instruments as may be required] as he
may deem desirable, expedient or necessary in
connection with or to give effect to the acquisition
and/or this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YINGLI GREEN ENERGY HOLD. CO. LTD.
  TICKER:                YGE             CUSIP:     98584B103
  MEETING DATE:          8/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO CONSIDER AND ADOPT THE COMPANY'S                          ISSUER          YES          FOR               FOR
ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31,
2007.

PROPOSAL #02: TO ADOPT THE COMPANY'S AUDITED                               ISSUER          YES          FOR               FOR
CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE
FISCAL YEAR ENDED DECEMBER 31, 2007.

PROPOSAL #3A: TO RE-ELECT MR. GEORGE JIAN CHUANG AS A                      ISSUER          YES          FOR               FOR
 DIRECTOR OF THE COMPANY.

PROPOSAL #3B: TO ELECT MR. MING HUANG AS A DIRECTOR                        ISSUER          YES          FOR               FOR
OF THE COMPANY.

PROPOSAL #3C: TO ELECT MR. JUNMIN LIU AS A DIRECTOR                        ISSUER          YES          FOR               FOR
OF THE COMPANY.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF KPMG AS                         ISSUER          YES          FOR               FOR
THE COMPANY'S INDEPENDENT AUDITORS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZALE CORPORATION
  TICKER:                ZLC             CUSIP:     988858106
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. GLEN ADAMS                                        ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: YUVAL BRAVERMAN                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: RICHARD C. BREEDEN                                   ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JAMES M. COTTER                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: NEAL L. GOLDBERG                                     ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: JOHN B. LOWE, JR.                                    ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: THOMAS C. SHULL                                      ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: CHARLES M. SONSTEBY                                  ISSUER          YES          FOR               FOR

ELECTION OF DIRECTOR: DAVID M. SZYMANSKI                                   ISSUER          YES          FOR               FOR

PROPOSAL #02: TO APPROVE THE MATERIAL TERMS OF THE                         ISSUER          YES          FOR               FOR
PERFORMANCE GOALS FOR PERFORMANCE-BASED COMPENSATION.

PROPOSAL #03: TO APPROVE AN ADVISORY PROPOSAL OF THE                       ISSUER          YES        ABSTAIN           AGAINST
COMPANY'S EXECUTIVE PAY-FOR-PERFORMANCE POLICIES AND
PROCEDURES.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF ERNST &                         ISSUER          YES          FOR               FOR
YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JULY 31, 2009.

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD HORIZON FUNDS
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.